                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10383

              RIVERSOURCE VARIABLE PORTFOLIO MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota                55474
         (Address of principal executive offices)                     (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 12/31

Date of reporting period: 12/31

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)

VARIABLE PORTFOLIO FUNDS

ANNUAL REPORT ENCLOSED
FOR THE PERIOD ENDED
DECEMBER 31, 2007

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Variable Portfolio - Balanced Fund
RiverSource Variable Portfolio - Cash Management Fund
RiverSource Variable Portfolio - Core Bond Fund
RiverSource Variable Portfolio - Diversified Bond Fund
RiverSource Variable Portfolio - Diversified Equity Income Fund
RiverSource Variable Portfolio - Emerging Markets Fund
RiverSource Variable Portfolio - Fundamental Value Fund
RiverSource Variable Portfolio - Global Bond Fund
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - Growth Fund
RiverSource Variable Portfolio - High Yield Bond Fund
RiverSource Variable Portfolio - Income Opportunities Fund
RiverSource Variable Portfolio - International Opportunity Fund
RiverSource Variable Portfolio - Large Cap Equity Fund
RiverSource Variable Portfolio - Large Cap Value Fund
RiverSource Variable Portfolio - Mid Cap Growth Fund
RiverSource Variable Portfolio - Mid Cap Value Fund
RiverSource Variable Portfolio - S&P 500 Index Fund
RiverSource Variable Portfolio - Select Value Fund
RiverSource Variable Portfolio - Short Duration U.S. Government Fund RiverSource Variable Portfolio - Small Cap Advantage Fund

RiverSource Variable Portfolio - Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource(R) Variable Portfolio Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

TABLE OF CONTENTS

2007 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

RIVERSOURCE VP - BALANCED FUND
Portfolio Management Q&A.......................    2
Top Ten Holdings...............................    5
The Fund's Long-term Performance...............    6
RIVERSOURCE VP - CASH MANAGEMENT FUND
Portfolio Management Q&A.......................    7
RIVERSOURCE VP - CORE BOND FUND
Portfolio Management Q&A.......................    9
Top Ten Corporate Bond Holdings................   10
The Fund's Long-term Performance...............   11
RIVERSOURCE VP - DIVERSIFIED BOND FUND
Portfolio Management Q&A.......................   12
Top Ten Corporate Bond Holdings................   14
The Fund's Long-term Performance...............   15
RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A.......................   16
Top Ten Holdings...............................   17
The Fund's Long-term Performance...............   18
RIVERSOURCE VP - EMERGING MARKETS FUND
Portfolio Management Q&A.......................   19
Top Ten Holdings...............................   21
The Fund's Long-term Performance...............   22
RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
Portfolio Management Q&A.......................   23
Top Ten Holdings...............................   24
The Fund's Long-term Performance...............   25
RIVERSOURCE VP - GLOBAL BOND FUND
Portfolio Management Q&A.......................   26
Top Ten Holdings...............................   28
The Fund's Long-term Performance...............   29
RIVERSOURCE VP - GLOBAL INFLATION PROTECTED
  SECURITIES FUND
Portfolio Management Q&A.......................   30
The Fund's Long-term Performance...............   32
RIVERSOURCE VP - GROWTH FUND
Portfolio Management Q&A.......................   33
Top Ten Holdings...............................   35
The Fund's Long-term Performance...............   36
RIVERSOURCE VP - HIGH YIELD BOND FUND
Portfolio Management Q&A.......................   37
Top Ten Corporate Bond Holdings................   39
The Fund's Long-term Performance...............   40
RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Portfolio Management Q&A.......................   41
Top Ten Corporate Bond Holdings................   43
The Fund's Long-term Performance...............   44
RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Portfolio Management Q&A.......................   45
Top Ten Holdings...............................   47
The Fund's Long-term Performance...............   48
RIVERSOURCE VP - LARGE CAP EQUITY FUND
Portfolio Management Q&A.......................   49
Top Ten Holdings...............................   51
The Fund's Long-term Performance...............   52
RIVERSOURCE VP - LARGE CAP VALUE FUND
Portfolio Management Q&A.......................   53
Top Ten Holdings...............................   55
The Fund's Long-term Performance...............   56
RIVERSOURCE VP - MID CAP GROWTH FUND
Portfolio Management Q&A.......................   57
Top Ten Holdings...............................   59
The Fund's Long-term Performance...............   60
RIVERSOURCE VP - MID CAP VALUE FUND
Portfolio Management Q&A.......................   61
Top Ten Holdings...............................   62
The Fund's Long-term Performance...............   63
RIVERSOURCE VP - S&P 500 INDEX FUND
Portfolio Management Q&A.......................   64
Top Ten Holdings...............................   66
The Fund's Long-term Performance...............   67
RIVERSOURCE VP - SELECT VALUE FUND
Portfolio Management Q&A.......................   68
Top Ten Holdings...............................   70
The Fund's Long-term Performance...............   71
RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Portfolio Management Q&A.......................   72
The Fund's Long-term Performance...............   74
RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A.......................   75
Top Ten Holdings...............................   77
The Fund's Long-term Performance...............   78
RIVERSOURCE VP - SMALL CAP VALUE FUND
Portfolio Management Q&A.......................   79
Top Ten Holdings...............................   82
The Fund's Long-term Performance...............   83
FUND EXPENSES EXAMPLES.........................   84
FINANCIAL STATEMENTS...........................   90
NOTES TO FINANCIAL STATEMENTS..................  117
PORTFOLIO OF INVESTMENTS.......................  157
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                                273
BOARD MEMBERS AND OFFICERS.....................  274
PROXY VOTING...................................  277
CHANGE IN INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                                277
RESULTS OF MEETING OF SHAREHOLDERS.............  278

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  1

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or to any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

PORTFOLIO MANAGEMENT Q&A
RiverSource Variable Portfolio (VP) - Balanced Fund

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the fiscal year ended Dec. 31, 2007.

Q: How did RiverSource VP - Balanced Fund perform for the fiscal year?

A: RiverSource VP - Balanced Fund, which invests in a mix of stocks and bonds, advanced 1.74% for the 12 months ended Dec. 31, 2007. The Russell 1000(R) Value Index (Russell Index) returned -0.17%, while the Lehman Brothers Aggregate Bond Index (Lehman Index) gained 6.97% over the same period. The Fund underperformed its peer group, represented by the Lipper Balanced Funds Index, which returned 6.53%. The Blended Index (made up of 60% Russell Index and 40% Lehman Index) returned 2.79% for the fiscal year. The Fund's portfolio was approximately two-thirds equities and one-third fixed income securities, an allocation that was relatively unchanged during the period.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Balanced Fund                          +1.74%

Russell 1000 Value Index (unmanaged)                    -0.17%

Lehman Brothers Aggregate Bond Index (unmanaged)        +6.97%

Blended Index (unmanaged)                               +2.79%

Lipper Balanced Funds Index                             +6.53%

(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Q: What factors had a significant effect on equity performance?

A: The past year was a difficult one for U.S. equity markets, with significant challenges posed by the weak U.S. housing market, related difficulties in the subprime mortgage lending market and continued high oil and gas prices. Of the Fund's dominant themes, our preference for large-cap stocks over small- and mid-cap stocks was modestly effective. Our emphasis on stocks with growth characteristics that have been priced more like value stocks was a significant advantage, but was offset by our preference for high quality stocks over low quality stocks. We favored higher quality stocks because we anticipated economic and profit deceleration. Despite the occurrence of this deceleration, higher quality stocks lagged lower quality stocks.

   Equity sector allocations added value relative to the Russell Index. Having a smaller weighting in the poor performing financials sector was a notable advantage, while a modestly larger industrials position than the Russell Index was also beneficial. Conversely, having smaller positions in energy and utilities compared to the Russell Index detracted from relative return.

   Within the equity segment, stock selection in the industrials sector added to return relative to the Russell Index, as did stock selection in information technology and utilities. Selection in the consumer discretionary, materials and financials sectors detracted.

--------------------------------------------------------------------------------

 2 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Balanced Fund

   The most significant individual detractor for the year was mortgage lender Countrywide Financial, which suffered from the challenging lending environment. We thought the company had navigated the troubled waters well, but it subsequently suffered from liquidity issues.

   Having a smaller weighting in Occidental Petroleum than the Russell Index was disadvantageous. The stock was very inexpensive at the start of the period and benefited from high commodity prices throughout the year, but we believed there were better opportunities elsewhere in the energy sector. The Fund's holdings of Spansion, a semiconductor memory company, detracted from return as memory prices eroded faster than expected. Capital One Financial was negatively affected by the weakening credit conditions and also struggled with the consolidation of several acquisitions. Similarly, federally-chartered mortgage lender Freddie Mac was caught up in the negative lending environment. Although Freddie Mac had not been directly affected, investors became concerned that spreading mortgage issues would ultimately affect the company.

   Looking at individual contributors, the Fund had a smaller weighting in Washington Mutual than the Russell Index, an advantage as the mortgage issuer was hurt by the difficulties in that market. The Fund had larger positions in Honeywell Intl and Goodrich than the Russell Index. Both companies benefited from stronger-than-anticipated industrial growth and the strength of their defense businesses. Merck & Co was also a key contributor, as the pharmaceutical firm met earnings expectations during the year and investors began to have a more favorable outlook for its future. Holdings of Cypress Semi-Conductor also added to return. The stock began the year fairly inexpensive and subsequently benefited from its exposure to solar technology, an area that performed well in light of high oil prices.

   Overall, the Fund's portfolio turnover rate for the annual period was 118%.

Q: What factors had a significant effect on fixed income performance?

A: The fixed income portfolio benefited from security selection among corporate bonds and agency securities. In addition, tactical positioning in agency securities and Treasury Inflation Protected Securities
   (TIPS) was advantageous.

   The portfolio's overall sector allocation among high quality bonds hurt relative performance over the year. We emphasized non-Treasury sectors, which underperformed comparable Treasuries during the period. Issue selection in mortgage-backed securities hurt performance, as the high quality non-Agency mortgage-backed securities in the portfolio lagged Agency-backed securities.

   Tactical duration positioning hurt relative performance as well. The fixed income portfolio's duration was shorter than that of the Lehman Index for much of the period, a disadvantage as interest rates fell sharply in the second half of 2007. A modest allocation to high yield bonds and emerging market bonds was also detrimental, as both sectors underperformed the broader bond market.

Q: What changes did you make to the equity segment during the year?

A: Within the equity segment, the Fund's allocation to the financials sector decreased from the start of the year as the sector underperformed. However, the financials allocation within the Russell Index fell even more, which increased the portfolio's relative weighting in that sector. We added to the relative exposure because valuations had become very inexpensive.

   The opposite situation occurred in the industrials sector. As the group advanced sharply and represented a larger percentage of the Russell Index, we reduced the Fund's relative weighting. We are skeptical that industrial stocks can continue to outperform amid increasing concerns about global economic deceleration. We increased the portfolio's energy exposure via specific stocks where we identified attractive valuations.

Q: What changes did you make to the fixed income segment during the year?

A: We added to the portfolio's non-Treasury positions over the middle of 2007, as the subprime mortgage crisis created opportunities to purchase high quality securities at attractive discounts. We tactically adjusted the duration positioning during the year, shifting between an underweight and a neutral duration in response to changes in interest rates and our assessment of fair value. At fiscal year end, the portfolio's duration was shorter than that of the Lehman Index, as rates fell significantly below what we considered a fair value range.

Q: How do you plan to manage the Fund in the coming months?

A: We believe the portfolio's three primary equity themes continue to present attractive opportunities. We still believe large-cap stocks are more attractive than small-and mid-cap stocks. We also maintain a preference for reasonably priced stocks with growth characteristics over those with value traits. We believe the emphasis on high quality stocks is likely to be advantageous going forward. These stocks are trading at the same valuations as low

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  3

RiverSource VP - Balanced Fund

   quality stocks, and now that economic expansion is in question, we think investors will begin to favor them.

   We have also implemented a new theme within the equity segment, a focus on deep value opportunities. These are stocks whose valuations are so low that they are compelling to us even after taking into account the companies' troubled fundamental conditions. Examples include segments of the financial sector, such as mortgage companies and savings and loans, as well as homebuilders within the consumer discretionary sector. Traditionally, when you buy stocks at valuations like these you can anticipate outperformance over time and we are carefully considering individual opportunities.

   In general, we agree with the broad consensus that the U.S. is in an economic deceleration. However, we think the Federal Reserve will take steps to aggressively combat this situation and nine months to a year from now we could be on better economic footing. Consequently, we are striving to hold stocks that we believe will be beneficiaries of economic stabilization.

   The fixed income segment is positioned to be less sensitive to interest rate changes than the Lehman Index, as measured by the portfolio's shorter duration. We maintained a portfolio overweight in high quality spread sectors, especially commercial mortgage-backed securities and non-Agency mortgage backed securities. Conversely, the portfolio was underweight in Treasuries and agency bonds. Although the outlook for economic growth has deteriorated somewhat, we believe a recession will be avoided and growth will be stronger than current bond prices reflect. We also believe factors such as the weak dollar, rising commodity prices and solid growth in real wages point to higher, not lower inflation. In the short term, we expect the Federal Reserve to lower rates a bit more to help limit recession risks. However, as the economy recovers and inflation pressures remain, we believe the Fed may lower rates less than the market expects, and may even reverse some of its recent rate reductions to help combat inflationary pressures.

--------------------------------------------------------------------------------

 4 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Balanced Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 0.84%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.04%.

AVERAGE ANNUAL TOTAL RETURNS
 at Dec. 31, 2007

 1 year                                +1.74%
 3 years                               +6.54%
 5 years                               +9.77%
 10 years                              +4.89%
 Since inception (4/30/86)             +8.86%

---------------------------------------------------------------
ASSET ALLOCATION & SECTOR BREAKDOWN*
 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Stocks(1)                                                                        59.4%
Bonds(2)                                                                         35.8%
Senior Loans (4)                                                                  1.0%
Cash & Cash Equivalents(5)                                                        3.8%

 (1) Includes Financials 15.3%, Energy 9.4%, Industrials 6.5%, Consumer Discretionary 5.5%, Health Care 5.3%, Consumer Staples 4.5%, Information Technology 4.4%, Telecommunication Services 4.2%, Utilities 2.6% and Materials 1.7%.

 (2) Includes Mortgage-Backed 16.3%, Corporate Bonds(3) 9.1%, Commercial Mortgage-Backed 5.5%, U.S. Government Obligations & Agencies 3.4%, Asset-Backed 1.1%, Foreign Government 0.2% and Municipal Bonds 0.2%.

 (3) Includes Telecommunication 2.5%, Utilities 1.7%, Financials 1.6%, Consumer Staples 1.0%, Consumer Discretionary 0.9%, Industrials 0.5%, Energy 0.4%, Health Care 0.3% and Materials 0.2%.

 (4) Includes Health Care 0.3%, Telecommunication 0.3%, Consumer Staples 0.2%, Consumer Discretionary 0.1% and Materials 0.1%.

 (5) Of the 3.8%, 0.5% is due to security lending activity and 3.3% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Exxon Mobil                           3.6%              $64,919,206
 Bank of America                       2.1                37,958,085
 AT&T                                  1.8                33,240,395
 Chevron                               1.8                32,621,075
 Pfizer                                1.6                28,804,912
 Verizon Communications                1.4                24,462,249
 ConocoPhillips                        1.3                24,267,577
 American Intl Group                   1.3                23,663,038
 Federal Natl Mtge Assn
 6.00% 2038                            1.3                22,851,449
 General Electric                      1.2                22,587,455

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 17.4% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  5

RiverSource VP - Balanced Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE BALANCED FUND LINE GRAPH)

                                                                         LEHMAN BROTHERS
                               RIVERSOURCE VP -    RUSSELL 1000 VALUE    AGGREGATE BOND                          LIPPER BALANCED
                                 BALANCED FUND           INDEX                INDEX           BLENDED INDEX        FUNDS INDEX
                               ----------------    ------------------    ---------------      -------------      ---------------
1/1/98                              $10,000              $10,000             $10,000              $10,000             $10,000
'98                                  11,580               11,563              10,869               11,349              11,509
'99                                  13,298               12,413              10,780               11,826              12,543
'00                                  12,991               13,283              12,034               12,917              12,842
'01                                  11,616               12,541              13,049               12,927              12,426
'02                                  10,115               10,594              14,387               12,229              11,098
'03                                  12,164               13,776              14,977               14,586              13,311
'04                                  13,331               16,047              15,627               16,271              14,507
'05                                  13,853               17,179              16,006               17,127              15,262
'06                                  15,845               21,001              16,699               19,646              17,032
'07                                  16,121               20,965              17,863               20,194              18,144

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Balanced Fund (from 1/1/98 to 12/31/07) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Value Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Funds Index and a Blended Index consisting of a blend of the Russell 1000(R) Value Index and the Lehman Brothers Aggregate Bond Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 6 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Cash Management Fund

Below is the discussion of RiverSource VP - Cash Management Fund's results and strategy for the 12 months ended Dec. 31, 2007.

Q: How did RiverSource VP - Cash Management Fund perform for the annual period?

A: RiverSource VP - Cash Management Fund returned
   4.75% for the annual period. The Fund's annualized simple yield was 4.50% and its annualized compound yield was 4.60% for the seven-day period ended Dec. 31, 2007.* The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

Q: What factors most significantly affected the Fund's performance?

A: Changing expectations of future Federal Reserve Board
   (the Fed) policy and of the relative strength or weakness of economic growth had the greatest effect on the Fund's results. The Fed held interest rates steady through its Aug. 7, 2007 meeting. Toward the end of July, however, tightening credit conditions following turbulence in the subprime mortgage market had begun to shake up the financial markets. It is important to note that the Fund held only one distressed security during the annual period, which represented 0.15% of the Fund's net assets. The remaining 99.85% of the Fund's net assets remained invested in first-tier securities, or generally those money market instruments in the highest rating category.

* The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown.

                       FUND PERFORMANCE
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Cash Management Fund                   +4.75%

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

   As investor fears rippled around the world, the Fed cut the targeted federal funds rate three times from mid-September through the end of the period by a total of 100 basis points (1.00%). The targeted federal funds rate stood at 4.25% at the end of the annual period. Following the downward path of the targeted federal funds rate, taxable money market yields moved lower. For the annual period as a whole, we believe the Fund was positioned appropriately to take advantage of the prevailing interest rate environment.

Q: What changes did you make to the Fund during the period?

A: Given our view early in the year that the Fed was firmly on hold for an extended period of time, we sought to take advantage of mispricings to benefit our shareholders. For example, the taxable money market yield curve was positively sloped through much of the first part of the year, and so we extended the Fund's average weighted maturity from 54 days on Dec. 31, 2006 to approximately 70 days. We did so primarily by finding select opportunities to invest in one- to three-month fixed rate securities and certificates of deposit (CDs). This enabled us to lock in the higher yields these longer-dated fixed-rate securities were offering.

   As credit concerns entered the market, we shortened the Fund's average weighted maturity to enhance its liquidity profile. We carried out this strategy by opportunistically buying floating rate issues, which are reset in line with changes in market interest rates. As of Dec. 31, 2007, the average weighted maturity of the Fund was 36 days. Overall, these changes made to the Fund's weighted average maturity as market conditions shifted helped the Fund's results.

   As always, we attempted to maximize the Fund's yield without taking unnecessary risks. We continued to invest in high quality securities.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: At the end of December, the federal funds futures market fully expected aggressive Fed easing in 2008, as the Fed continues to try and accommodate problems in the credit markets and avoid risks to economic growth. Of course, other factors that the Fed must consider during the coming months include inflation, continued housing market inactivity and a weaker U.S. dollar.

   We believe that continued aggressive Fed easing currently priced into the market is overdone, and so we intend to keep the Fund's average weighted maturity within the 30 to 40 day range for the near term. We anticipate better opportunities to lock in higher yields going forward. We

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  7

RiverSource VP - Cash Management Fund

   will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust our portfolio positioning accordingly. We intend to continue to focus on high quality investments with minimal credit risk while seeking competitive yields.
SECTOR BREAKDOWN
 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Commercial Paper                                                                 77.6%
Floating Rate Notes                                                              12.9%
Certificates of Deposit                                                           7.3%
U.S. Government Agencies                                                          2.2%

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL
 0.60%

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                              +4.75%
 3 years                             +3.94%
 5 years                             +2.60%
 10 years                            +3.35%
 Since inception (10/13/81)          +5.46%

---------------------------------------------------------------

--------------------------------------------------------------------------------

 8 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Core Bond Fund

Below, the portfolio management team for RiverSource VP - Core Bond Fund discusses the Fund's results and positioning for the 12 months ended Dec. 31, 2007. At a shareholders meeting on Jan. 29, 2008, shareholders of RiverSource VP - Core Bond Fund approved the merger of RiverSource VP - Core Bond Fund into RiverSource VP - Diversified Bond Fund. The merger is expected to take place in the first quarter of 2008.

Q: How did RiverSource VP - Core Bond Fund perform for the annual period?

A: RiverSource VP - Core Bond Fund returned 5.34% for the
   12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 6.97%. The Fund also underperformed its peer group, as represented by the Lipper Intermediate Investment Grade Debt Funds Index, which returned 5.43% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: Substantial volatility in the fixed income market, stemming from concerns about the deteriorating U.S. housing market and mounting losses on mortgage securities had the greatest impact on the Fund. As heightened fears dramatically reduced liquidity, the Federal Reserve Board (the Fed) lowered the targeted federal funds rate 100 basis points (1.00%) during the period and made other changes designed to support liquidity in the banking and financial systems. Interest rates, which had risen during the first half of the year, fell significantly during the second half, as investors fled riskier assets for the relative safety of Treasuries, pushing yields lower. Away from Treasuries,

                             PERFORMANCE COMPARISON
                        For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Core Bond Fund                         +5.34%

Lehman Brothers Aggregate Bond Index (unmanaged)        +6.97%

Lipper Intermediate Investment Grade Debt Funds
  Index                                                 +5.43%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

   however, other fixed income sectors posted less-strong results. Securities with credit risk -- especially those with mortgage-related credit risk -- faced significant selling pressure during the July and August "credit panic." Although the market stabilized temporarily in the fall, November brought a fresh round of panic as the market was spooked by increasing talk of an impending recession -- a conversation that continued through the end of the year.

   The primary contributor to the Fund's performance for the annual period was effective issue selection within investment grade corporate bonds and agency securities. Tactical positioning within agency securities and within Treasury Inflation Protected Securities (TIPS) also helped its performance. Conversely, the Fund's overall sector allocation among high quality bonds detracted somewhat from results. The Fund had an emphasis on non-Treasury sectors, which lagged comparable duration Treasuries for the 12 months. Issue selection within mortgage-backed securities also hurt the Fund's performance, as high quality, non-agency mortgage-backed securities, where the Fund had a more sizable exposure, underperformed agency mortgage-backed securities during the period. Finally, tactical duration positioning detracted from Fund results. As indicated, interest rates fell sharply during the second half of 2007, and thus the Fund's shorter-than-Lehman Index duration positioning hurt its performance. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Q: What changes did you make to the Fund's portfolio during the period?

A: As the subprime mortgage crisis created what we considered to be opportunities to purchase high quality securities at attractive discounts following the summer of 2007, we added to the Fund's overall exposure to non-Treasury fixed income sectors. As mentioned, we also tactically shifted the Fund's duration positioning during the year in response to changes in interest rates and our assessment of fair value. We shifted the Fund's duration stance between shorter-than-Lehman Index and a neutral position relative to the Lehman Index throughout the annual period, ending the year with a shorter-than-Lehman Index duration position, as interest rates fell materially below what we considered to be fair value range. The Fund's portfolio turnover rate for the annual period was 334%.*

Q: What is the Fund's tactical view and strategy for the months ahead?

A: The view ahead for U.S. economic growth has deteriorated somewhat and thus there may well be

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  9

RiverSource VP - Core Bond Fund

   continued volatility in the fixed income market during much of 2008. Still, we believe there will be a gradual recovery from the liquidity crunch and the economy will avoid recession, with economic growth higher than the financial markets are currently pricing in. That said, the inflation picture still seems to us to be dominated by factors pointing to upward, not downward, pressures. These factors include the decline in the value of the U.S. dollar, rising commodity prices and solid growth of real wages. In the short term, then, we expect the Fed to lower interest rates a bit more in an effort to limit the risk of recession. As the economy recovers to trend or near-trend growth, which we believe may happen by the middle of the second quarter of the new year, we expect the Fed ultimately to disappoint the market with less easing than it expects. Indeed, we believe there is a real possibility that the Fed will want to take back some of its easing moves in 2008 as it seeks to combat ongoing inflation pressures once the recession risks recede.

   Given this view, we intend to maintain the Fund's shorter-than-Lehman Index duration positioning for the near term. We also intend to maintain the Fund's significant exposure to high quality non-Treasury sectors, especially commercial mortgage-backed securities and non-agency mortgage-backed securities, and its more modest allocations to Treasuries and agency securities.
* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

             TOTAL                        NET EXPENSES(A)
             0.93%                             0.83%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.83%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                               +5.34%
 3 years                              +3.64%
 Since inception (2/4/04)             +3.55%

SECTOR BREAKDOWN

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Mortgage-Backed                                                                  42.2%
Corporate Bonds(1)                                                               20.2%
U.S. Government Obligations & Agencies                                           15.8%
Commercial Mortgage-Backed                                                       11.3%
Cash & Cash Equivalents(2)                                                        8.0%
Asset-Backed                                                                      2.5%

 (1) Includes Telecommunication 5.9%, Financials 3.7%, Utilities 3.3%, Consumer Staples 2.1%, Consumer Discretionary 1.9%, Industrials 1.6%, Energy 1.1% and Health Care 0.6%.

TOP TEN CORPORATE BOND HOLDINGS

                                       PERCENT                VALUE
                                (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 TELUS
 8.00% 2011                              1.2%               $1,327,250
 Countrywide Alternative Loan
 Trust
 5.50% 2033                              0.9                 1,003,736
 Cadbury Schweppes US Finance
 3.88% 2008                              0.8                   909,456
 Popular North America
 3.88% 2008                              0.8                   836,908
 Wachovia Bank Commercial Mtge
 Trust
 5.56% 2045                              0.8                   808,477
 Wells Fargo Mtge Backed
 Securities Trust
 4.75% 2018                              0.6                   699,109
 Wells Fargo Mtge Backed
 Securities Trust
 5.00% 2035                              0.6                   667,973
 Verizon New York
 6.88% 2012                              0.6                   620,689
 Greenwich Capital Commercial
 Funding
 5.44% 2039                              0.6                   603,541
 Telecom Italia Capital
 5.25% 2013                              0.6                   602,881

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 7.5% of portfolio assets

--------------------------------------------------------------------------------

 10 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Core Bond Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP-CORE BOND FUND LINE GRAPH)

                                                                                                           LIPPER INTERMEDIATE
                                                  RIVERSOURCE VP - CORE     LEHMAN BROTHERS AGGREGATE     INVESTMENT GRADE DEBT
                                                        BOND FUND                  BOND INDEX                  FUNDS INDEX
                                                  ---------------------     -------------------------     ---------------------
2/1/04                                                   $10,000                      $10,000                   $10,000
12/04                                                     10,296                       10,351                    10,346
12/05                                                     10,479                       10,603                    10,582
12/06                                                     10,880                       11,062                    11,055
12/07                                                     11,461                       11,833                    11,655

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Core Bond Fund (from 2/1/04 to 12/31/07) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  11

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Diversified Bond Fund

Below, the portfolio management team for RiverSource VP - Diversified Bond Fund discusses the Fund's results and positioning for the 12 months ended Dec. 31, 2007.

Q: How did RiverSource VP - Diversified Bond Fund perform for the annual period?

A: RiverSource VP - Diversified Bond Fund returned 5.20% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 6.97%. The Fund also underperformed its peer group, as represented by the Lipper Intermediate Investment Grade Index, which returned 5.43% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: Substantial volatility in the fixed income market, stemming from concerns about the deteriorating U.S. housing market and mounting losses on mortgage securities had the greatest impact on the Fund. As heightened fears dramatically reduced liquidity, the Federal Reserve Board (the Fed) lowered the targeted federal funds rate 100 basis points (1.00%) during the period and made other changes designed to support liquidity in the banking and financial systems. Interest rates, which had risen during the first half of the year, fell

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Diversified Bond Fund                 +5.20%

Lehman Brothers Aggregate Bond Index (unmanaged)       +6.97%

Lipper Intermediate Investment Grade Index             +5.43%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

   significantly during the second half, as investors fled riskier assets for the relative safety of Treasuries, pushing yields lower. Away from Treasuries, however, other fixed income sectors posted less-strong results. Securities with credit risk -- especially those with mortgage-related credit risk -- faced significant selling pressure during the July and August "credit panic." Although the market stabilized temporarily in the fall, November brought a fresh round of panic as the market was spooked by increasing talk of an impending recession -- a conversation that continued through the end of the year.

   The primary positive contributor to the Fund's performance for the annual period was effective issue selection within investment grade corporate bonds and agency securities. Tactical positioning within agency securities and within Treasury Inflation Protected Securities (TIPS) also helped its performance. Conversely, the Fund's overall sector allocation among high quality bonds detracted somewhat from results. The Fund had an emphasis on non-Treasury sectors, which lagged comparable duration Treasuries for the 12 months. Issue selection within mortgage-backed securities also hurt the Fund's performance, as high quality, non-agency mortgage-backed securities, where the Fund had a more sizable exposure, underperformed agency mortgage-backed securities during the period. It is important to note that although mortgage backed securities detracted from performance, the Fund did not own subprime-related securities during the period.

   The Fund's exposure to high yield corporate bonds and to emerging market bonds also hurt performance. Both of these sectors underperformed the broad Lehman Index, as investor risk aversion increased during the year. Finally, tactical duration positioning detracted from Fund results. As indicated, interest rates fell sharply during the second half of 2007, and thus the Fund's shorter-than-Lehman Index duration positioning hurt its performance. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Q: What changes did you make to the Fund's portfolio during the period?

A: As the subprime mortgage crisis created what we considered to be opportunities to purchase high quality securities at attractive discounts following the summer of 2007, we added to the Fund's overall exposure to non-Treasury fixed income sectors. We also reduced the Fund's allocation to high yield corporate bonds during the last few months of the year, as our assessment of the risk-reward environment for high yield spreads, or the difference in yields between these securities and

--------------------------------------------------------------------------------

 12 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

   Treasuries, grew less constructive. As mentioned, we also tactically shifted the Fund's duration positioning during the year in response to changes in interest rates and our assessment of fair value. We shifted the Fund's duration stance between shorter than the Lehman Index and a neutral position relative to the Lehman Index throughout the annual period, ending the year with a shorter-than-Lehman Index duration position, as interest rates fell materially below what we considered to be fair value range. The Fund's portfolio turnover rate for the annual period was 289%.*

Q: What is the Fund's tactical view and strategy for the months ahead?

A: The view ahead for U.S. economic growth has deteriorated somewhat and thus there may well be continued volatility in the fixed income market during much of 2008. Still, we believe there will be a gradual recovery from the liquidity crunch and the economy will avoid recession, with economic growth higher than the financial markets are currently pricing in. That said, the inflation picture still seems to us to be dominated by factors pointing to upward, not downward, pressures. These factors include the decline in the value of the U.S. dollar, rising commodity prices and solid growth of real wages. In the short term, then, we expect the Fed to lower interest rates a bit more in an effort to limit the risk of recession. As the economy recovers to trend or near-trend growth, which we believe may happen by the middle of the second quarter of the new year, we expect the Fed ultimately to disappoint the market with less easing than it expects. Indeed, we believe there is a real possibility that the Fed will want to take back some of its easing moves in 2008 as it seeks to combat ongoing inflation pressures once the recession risks recede.

   Given this view, we intend to maintain the Fund's shorter-than-Lehman Index duration positioning for the near term. We also intend to maintain the Fund's significant exposure to high quality non-Treasury sectors, especially commercial mortgage-backed securities and non-agency mortgage-backed securities, and its more modest allocations to Treasuries and agency securities.

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  13

RiverSource VP - Diversified Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL
 0.74%

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                                +5.20%
 3 years                               +3.90%
 5 years                               +4.14%
 10 years                              +4.24%
 Since inception (10/13/81)            +8.84%

SECTOR BREAKDOWN

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Mortgage-Backed                                                                  44.6%
Corporate Bonds (1)                                                              24.7%
Commercial Mortgage-Backed                                                       11.9%
U.S. Government Obligations & Agencies                                           11.0%
Cash & Cash Equivalents(2)                                                        5.1%
Asset-Backed                                                                      2.2%
Foreign Government                                                                0.5%

 (1) Includes Telecommunication 6.7%, Financials 4.2%, Utilities 3.7%, Consumer Staples 2.6%, Consumer Discretionary 2.4%, Industrials 1.9%, Energy 1.2%, Health Care 1.2% and Materials 0.8%.

 (2) Of the 5.1%, 1.4% is due to security lending activity and 3.7% is the Fund's cash equivalent position.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 TELUS
 8.00% 2011                            1.3%              $60,139,030
 Greenwich Capital
 Commercial Funding
 5.44% 2039                            1.1                51,899,612
 Cadbury Schweppes US
 Finance
 3.88% 2008                            0.9                41,124,350
 Popular North America
 3.88% 2008                            0.8                38,087,745
 Wachovia Bank Commercial
 Mtge Trust
 5.56% 2045                            0.8                36,583,648
 Lehman XS Trust
 6.50% 2037                            0.6                29,481,689
 Verizon New York
 6.88% 2012                            0.6                29,411,114
 Telecom Italia Capital
 5.25% 2013                            0.6                27,606,034
 Countrywide Home Loans
 6.50% 2037                            0.6                26,708,020
 Lehman Brothers Holdings
 6.20% 2014                            0.6                26,673,676

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART                    The 10 holdings listed here
                             make up 7.9% of portfolio assets


---------------------------------------------------------------

--------------------------------------------------------------------------------

 14 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                                                    RIVERSOURCE VP -        LEHMAN BROTHERS AGGREGATE      LIPPER INTERMEDIATE
                                                  DIVERSIFIED BOND FUND            BOND INDEX            INVESTMENT GRADE INDEX
                                                  ---------------------     -------------------------    ----------------------
1/1/98                                                   $10,000                      $10,000                    $10,000
'98                                                       10,151                       10,869                     10,787
'99                                                       10,324                       10,780                     10,681
'00                                                       10,882                       12,034                     11,811
'01                                                       11,717                       13,049                     12,782
'02                                                       12,365                       14,387                     13,842
'03                                                       12,919                       14,977                     14,591
'04                                                       13,497                       15,627                     15,215
'05                                                       13,783                       16,006                     15,562
'06                                                       14,391                       16,699                     16,258
'07                                                       15,140                       17,863                     17,141

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Bond Fund (from 1/1/98 to 12/31/07) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  15

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Diversified Equity Income Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Diversified Equity Income Fund's results and positioning for the annual period ended Dec. 31, 2007.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the annual period?

A: RiverSource VP - Diversified Equity Income Fund returned 8.02% for the 12 months ended Dec. 31, 2007. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which declined 0.17% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 2.98% over the same time frame.

Q: What factors most significantly affected the Fund's performance?

A: The Fund posted impressive gains during the period.
   Helping the Fund's annual results most was having only a modest allocation to financials, the worst performing sector in the Russell Index during the period. Industry allocation within the financials sector further boosted results; an emphasis on insurance companies, the best-performing industry within the sector, and minimal exposure to banks, capital market firms, brokerages and asset managers contributed to returns. Significant allocations to and stock selection within the strongly-performing producer durables and oil services industries also contributed to the Fund's performance. Within producer durables, farm and construction machinery

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Diversified Equity Income Fund         +8.02%

Russell 1000 Value Index (unmanaged)                    -0.17%

Lipper Equity Income Funds Index                        +2.98%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   leaders Deere & Co and Caterpillar performed especially well. Within oil services, offshore drilling firms GlobalSantaFe, Transocean and oilfield services provider Schlumberger were standout individual performers. During the fourth quarter, GlobalSantaFe was acquired by Transocean. Elsewhere, consumer staples company Loews-Carolina Group was a strong individual performer.

   Detracting modestly from the Fund's results was stock selection in the automobile and transportation industry groups. Significant positions in US Airways Group and Ford Motor hurt the Fund's performance. Also, having only modest exposure to integrated oil companies, which were the second-best performing group in the Russell Index during the period, detracted from results. In particular, not having positions in Exxon Mobil and Hess, both strong performers during the second half of the year, hurt the Fund's relative results. However, this was partially offset by the positive effect of having a sizable position in Petroleo Brasileiro (Petrobras).

Q: What changes did you make to the Fund's portfolio during the period?

A: The Fund's already moderate exposure to financials was reduced during the period, due both to active selling on our part as well as declines in market values. Similarly, the Fund's allocation to the consumer discretionary sector was lowered, driven primarily by weak performance within the sector. We reduced the Fund's exposure to integrated oils and oil services companies, trimming, for example, the Fund's position in McDermott Intl. Conversely, we increased the Fund's allocations to information technology, automobiles and transportation, and producer durables. Within technology, we focused on semiconductor companies, as we saw attractive valuations and opportunities for growth potential in several names. We added to the Fund's positions in Ford Motor and General Motors, as we believed the fundamental prospects of the automobile and transportation industry groups had improved given negotiations carried out with the United Auto Workers
   (UAW). In producer durables, we added to the Fund's existing positions in General Electric, Ingersoll-Rand and Eaton.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Over the past several months, the global macroeconomic environment has grown increasingly uncertain. In response to this cloudiness, we have increased our emphasis on individual stock selection. This focus has recently led us to new ideas in sectors such as health care and information technology, which we believe will complement the Fund's sustained greater exposure to

--------------------------------------------------------------------------------

 16 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

   cyclical sectors, including producer durables and energy. At the same time, we intend to maintain the Fund's already modest exposure to financials in favor of these more attractive sectors given ongoing concerns regarding the capital and credit markets in the U.S.

   As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed, ignored or strongly disagree with, and that have the potential to move the share values higher. We intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. Of course, we continue to emphasize stocks with attractive valuations and will invest in equities across market capitalizations and sectors with an emphasis on large-cap stocks.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 0.91%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.07%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                                +8.02%
 3 years                              +13.66%
 5 years                              +19.63%
 Since inception (9/15/99)             +9.40%

---------------------------------------------------------------

SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Financials                                                                       21.0%
Industrials                                                                      19.5%
Energy                                                                           16.0%
Telecommunication Services                                                        9.2%
Information Technology                                                            8.0%
Health Care                                                                       7.2%
Other(1)                                                                         19.1%

 (1) Includes Consumer Staples 4.9%, Materials 4.8%, Utilities 4.2%, Consumer Discretionary 3.3%, Telecommunication 0.4% and Cash & Cash Equivalents 1.5%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                 VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 AT&T                                  4.1%              $168,053,969
 General Electric                      3.4                141,773,399
 Caterpillar                           2.7                110,380,304
 Intel                                 2.3                 95,131,571
 Bank of America                       2.3                 92,884,224
 Loews-Carolina Group                  2.1                 87,969,037
 Chervron                              2.1                 85,514,620
 Travelers Companies                   2.1                 84,757,757
 ACE                                   2.0                 82,291,887
 Deere & Co                            2.0                 81,057,980

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART                    The 10 holdings listed here
                             make up 25.1% of portfolio assets

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  17

RiverSource VP - Diversified Equity Income Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSITY EQUITY INCOME FUND LINE GRAPH)

                                                    RIVERSOURCE VP -
                                                DIVERSIFIED EQUITY INCOME                                 LIPPER EQUITY INCOME
                                                          FUND              RUSSELL 1000 VALUE INDEX           FUNDS INDEX
                                                -------------------------   ------------------------      --------------------
10/1/99                                                 $10,000                      $10,000                      $10,000
12/99                                                    10,476                       10,544                       10,406
12/00                                                    10,394                       11,283                       11,182
12/01                                                    10,617                       10,652                       10,601
12/02                                                     8,596                        8,999                        8,859
12/03                                                    12,135                       11,702                       11,147
12/04                                                    14,343                       13,631                       12,599
12/05                                                    16,279                       14,592                       13,330
12/06                                                    19,495                       17,839                       15,782
12/07                                                    21,058                       17,809                       16,252

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Equity Income Fund (from 10/1/99 to 12/31/07) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 18 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Emerging Markets Fund

Below, RiverSource VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Dec. 31, 2007. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. acts as the subadviser to the Fund.

Q: How did RiverSource VP - Emerging Markets Fund perform for the fiscal year?

A: RiverSource VP - Emerging Markets Fund gained 38.11% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI Index), which rose 39.78%. The Fund outperformed its peer group, the Lipper Emerging Markets Funds Index, which advanced 36.25% for the same period.

Q: What factors most significantly affected performance?

A: Emerging market equities performed extremely well, as investors became more confident that robust economic growth would continue in countries such as India and China. Economic recovery in Brazil and higher commodity prices also contributed to strong results. As earnings growth slowed in developed nations, emerging markets became increasingly appealing to investors who were willing to pay more for emerging market shares. Furthermore, the weak U.S. dollar made emerging market currencies relatively strong, which added to return for dollar-based investors.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Emerging Markets Fund                 +38.11%

MSCI Emerging Markets Index (unmanaged)                +39.78%

Lipper Emerging Markets Funds Index                    +36.25%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social and political change.

   Despite increased uncertainty in global equity markets during the final two months of 2007, emerging markets continued to perform well. These markets have little direct connection to the subprime issues that have plagued the U.S. and affected other developed markets. The only meaningful negative impact was in the information technology sector, where U.S. demand is an important factor.

   In this environment, the Fund benefited from an overweight in Latin America relative to the MSCI Index. Latin America was the best performing region of the index. In particular, the Fund had significant holdings in Brazil, a notably strong performer. The Asian region also outperformed the overall MSCI Index, with India and China among the individual leaders and Taiwan lagging. The Fund benefited from a larger position in China and a smaller position in Taiwan compared to the MSCI Index, but was hampered by an underweight in India. Eastern Europe was among the weakest regions of the MSCI Index, largely due to results in Russia. The Fund was overweight in Russia most of the year. South Africa also lagged the MSCI Index, a disadvantage since the Fund was overweight there as well.

   In terms of sector allocations, positive factors included smaller weightings in information technology and financials relative to the MSCI Index, and larger weightings in materials and telecommunication services. In the telecommunication service segment, we focused on wireless providers, a rapidly growing segment where strong performers included China Mobile, China's largest wireless firm, and America Movil, which provides wireless services in Latin America.

   On average, the Fund had less emphasis on energy stocks than the MSCI Index. While that was disadvantageous, energy stock selection was favorable, particularly due to holdings of Petroleo Brasileiro, a Brazilian oil company that advanced on news of its significant oil discoveries.

   Other individual contributors to return included Companhia Vale do Rio Doce
   (Vale), a Brazilian iron ore producer, and Mechel, a Russian steel producer. Because Mechel has its own iron ore and coal supplies, the company avoided higher input costs as iron and coal prices rose. Consequently, as steel prices moved higher, Mechel's added revenue increased its profit margins. An acquisition of coal assets was also advantageous for the company.

   Detractors included several Mexican homebuilders. In particular, Corporacion GEO had some disruption in the third quarter from poor weather, but in general, the Mexican homebuilding industry has been affected by slower consumer spending. In addition, not holding China Life was disadvantageous. We avoided this insurance

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  19

RiverSource VP - Emerging Markets Fund

   stock because we considered its valuation excessively expensive.

Q: What changes did you make to the Fund?

A: We maintained the Fund's regional positioning throughout the year, with an overweight in Latin America, a slight overweight in Eastern Europe and an underweight in Asia, all relative to the MSCI Index. We reduced the Fund's weightings in Korea and Taiwan, partly due to a reduction in the Fund's technology exposure. As China came to represent a much larger percentage of the MSCI Index over the course of the year, we increased the Fund's exposure, but at year-end, the Fund's position in China was smaller than that of the MSCI Index.

   We did adjust the Fund's sector positioning. Over the course of year, the Fund became more underweight in financials compared to the MSCI index, while we added to the Fund's weightings of industrials, energy, materials and telecommunication services. Within the materials sector, we continued to see potential in iron ore, coal and platinum producers. We added to Petroleo Brasileiro and also increased holdings of Russian oil producers in the energy sector. In the information technology sector, we reduced exposure to semiconductors, in particular Samsung Electronics, which we sold due to disappointing first quarter results and concerns about the outlook for technology.

   Overall, the Fund's portfolio turnover rate for the annual period was 124%.

Q: How are you positioning the Fund for the coming months?

A: We continue to expect emerging markets to perform well.
   These markets tend to have a growth dynamic of their own, which benefits from strength in emerging market currencies, low interest rates and high commodity prices. We believe these factors are likely to remain favorable given continued weakness in the U.S. dollar. We also believe commodity prices will remain relatively high, driven by ongoing demand in India and China and rising demand in other emerging markets. In our view, the Fund is well positioned for high commodity prices, with overweights in energy and materials.

   Another key theme within the Fund is an emphasis on infrastructure exposure, including the construction and the real estate industries, particularly residential construction. There is a strong demand for housing in emerging markets, along with growing access to mortgages and not enough suppliers of affordable housing. This combination is a strong growth driver in the property sector and something we see as a long-term opportunity.

   We are not positive on the financials sector, primarily due to relatively high valuations and some margin pressures. Though we consider the credit cycle in emerging markets to be favorable, we think investing in the beneficiaries of credit, such as residential property developers, will be more profitable than investing in credit providers.

   In our view, emerging markets still represent relatively good value at current levels and will likely attract investors seeking to take advantage of potentially higher growth rates. We also remain optimistic about the earnings potential and overall liquidity for the asset class.

--------------------------------------------------------------------------------

 20 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 1.51%

(a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.04%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                               +38.11%
 3 years                              +35.25%
 5 years                              +33.94%
 Since inception (5/1/00)             +15.16%

---------------------------------------------------------------

COUNTRY BREAKDOWN

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Brazil                                                                           19.6%
Russia                                                                           17.8%
Mexico                                                                            9.1%
South Korea                                                                       7.7%
Hong Kong                                                                         7.6%
South Africa                                                                      6.5%
Other(1)                                                                         31.7%

 (1) Includes China 5.8%, India 5.7%, Taiwan 3.8%, Malaysia 3.4%, Egypt 1.4%, Indonesia 1.4%, Turkey 1.2%, Israel 1.1%, Singapore 1.1%, United Kingdom 1.0%, Czech Republic 0.9%, Pakistan 0.5%, Norway 0.3%, Philippine Islands 0.2% and Cash & Cash Equivalents 3.9%.

TOP TEN HOLDINGS

                                       PERCENT               VALUE
                                (OF PORTFOLIO ASSETS)   AT DEC. 31, 2007
 Pertoleo Brasileiro ADR
 (Brazil)                                6.3%             $60,576,482
 America Movil ADR Series L
 (Mexico)                                5.0               47,801,570
 Gazprom ADR (Russia)                    4.3               41,108,918
 Companhia Vale do Rio Doce
 ADR (Brazil)                            3.7               35,749,539
 China Mobile (Hong Kong)                2.9               27,377,002
 Sberbank Cl S (Russia)                  2.9               27,312,003
 CNOOC (China)                           2.4               23,151,332
 China Construction Bank
 Series H (China)                        2.3               21,424,352
 Moblie Telesystems ADR
 (Russia)                                2.1               20,140,577
 Vimpel-Communications ADR
 (Russia)                                1.9               18,227,206

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


Pie Chart                    The 10 holdings listed here
                             make up 33.8% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  21

RiverSource VP - Emerging Markets Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EMERGING MARKETS FUND LINE GRAPH)

                                                    RIVERSOURCE VP E
                                                  EMERGING MARKETS FUND       MSCI EMERGING MARKETS      LIPPER EMERGING MARKETS
                                                        ($29,529)                     INDEX                    FUNDS INDEX
                                                  ---------------------       ---------------------      -----------------------
5/1/00                                                   $10,000                      $10,000                     $10,000
12/00                                                      7,345                        7,484                       7,596
12/01                                                      7,244                        7,307                       7,330
12/02                                                      6,850                        6,868                       6,991
12/03                                                      9,613                       10,734                      10,972
12/04                                                     11,934                       13,519                      13,791
12/05                                                     15,968                       18,189                      18,293
12/06                                                     21,381                       24,116                      24,160
12/07                                                     29,529                       33,710                      32,918

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Emerging Markets Fund (from 5/1/00 to 12/31/07) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 22 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Fundamental Value Fund

RiverSource VP - Fundamental Value Fund rose 3.84% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the S&P 500 Index (the S&P
500), which returned 5.49% and outperformed the Russell 1000(R) Value Index (the Russell Index), which lost 0.17% during the same period. The Fund outperformed its peer group as represented by the Lipper Large-Cap Value Funds Index, which increased 2.46% during the period. Lipper Large-Cap Core Funds Index* returned 6.63% for the same period. Davis Selected Advisors, L.P. (Davis), an independent money management firm, manages the Fund's Portfolio. Below, Davis discusses the Fund's results and positioning for the annual period.

Q: What factors most significantly affected the Fund's performance?

A: The sectors within the S&P 500 that performed the strongest during the annual period were energy, materials, and utilities. The weakest sectors for the same period were financials and consumer discretionary.

   Energy was the top-performing sector of the S&P 500. Stock selection and an overweight in energy were the most significant contributors to the Fund's return. Strong performers were ConocoPhillips, Occidental Petroleum, China Coal Energy, Devon Energy, EOG Resources and Transocean, which completed its merger with GlobalSantaFe in November. Another significant source of positive performance came from the consumer staples sector. Again, stock selection, notably Altria Group and Costco Wholesale, along with a sector overweight, provided positive performance.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Fundamental Value Fund                 +3.84%

S&P 500 Index (unmanaged)                               +5.49%

Russell 1000 Value Index (unmanaged)                    -0.17%

Lipper Large-Cap Value Funds Index                      +2.46%

Lipper Large-Cap Core Funds Index                       +6.63%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   Other top contributors to performance were Berkshire Hathaway, a company with diverse business activities, and online retailer Amazon.com. Additionally, the Fund garnered positive performance from a number of foreign holdings (including American Depository Receipts), which make up approximately 11% of the portfolio. In fact, these foreign investments, as a group, outperformed the S&P 500.

   The worst performing sector of the S&P 500 was financials and the Fund's overweight in this sector dragged performance down significantly. While the Fund's financial stocks outperformed the S&P 500 sector, there were still large detractors such as Citigroup, American Intl Group, Wachovia, American Express, Moody's and Ambac Financial Group.

   Other losses came from an underweight in information technology (a strong performing sector during the period), poor stock selection within the materials sector and an overweight in the underperforming consumer discretionary sector. Materials firm Sealed Air detracted from returns as did consumer discretionary businesses Comcast and Harley-Davidson.

Q: What changes did you make to the portfolio during the period?

A: We do not overreact to either upward or downward short-term performance, but deliberately look for potential by considering the long-term business fundamentals of the companies we research. This long-term focus usually results in a low turnover rate for the portfolio. For the period, only three companies dropped out of the Fund's top ten holdings, Tyco Intl, Comcast and HSBC Holdings. The portfolio continues to hold reduced positions in all three companies, however. Former top twenty holdings Devon Energy, Microsoft and Occidental Petroleum moved into the top ten.

Q: How are you positioning the portfolio going forward?

A: We have structured the portfolio using an investment strategy that performs extensive research to identify companies that demonstrate durable earnings potential at prices below intrinsic value estimates. We advocate long-term, buy-and-hold investing and have positioned the portfolio according to this strategy.

* Effective Jan. 1, 2008, the Lipper Large-Cap Core Funds Index replaced the Lipper Large-Cap Value Funds Index for purposes of determining performance incentive adjustment.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  23

RiverSource VP - Fundamental Value Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 1.02%

 (a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.01%.
AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                               +3.84%
 Since inception (5/1/06)             +7.85%

SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Financials                                                                       33.4%
Consumer Staples                                                                 15.7%
Energy                                                                           15.7%
Consumer Discretionary                                                            9.7%
Information Technology                                                            9.0%
Health Care                                                                       4.0%
Other(1)                                                                         12.5%

 (1) Includes Materials 3.8%, Industrials 3.6%, Telecommunication Services 1.3% and Cash & Cash Equivalents 3.8%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Costco Wholesale                      4.7%              $36,993,031
 ConocoPhillips                        4.6                35,970,770
 Berkshire Hathaway Cl B               4.3                33,549,823
 American Express                      4.1                32,168,648
 Altria Group                          3.8                29,700,673
 American Intl Group                   3.7                29,221,125
 JPMorgan Chase & Co                   3.6                28,132,425
 Occidental Petroleum                  3.2                24,830,815
 Devon Energy                          2.7                21,115,236
 Microsoft                             2.6                20,233,972

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 37.3% of portfolio assets

--------------------------------------------------------------------------------

 24 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Fundamental Value Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FUNDAMENTAL VALUE FUND LINE GRAPH)

                               RIVERSOURCE VP -
                                  FUNDAMENTAL                          RUSSELL 1000 VALUE   LIPPER LARGE-CAP    LIPPER LARGE-CAP
                                  VALUE FUND         S&P 500 INDEX           INDEX          CORE FUNDS INDEX    VALUE FUNDS INDEX
                               ----------------      -------------     ------------------   ----------------    -----------------
5/1/06                              $10,000              $10,000              $10,000             $10,000            $10,000
6/30/06                               9,976                9,725                9,810               9,705              9,763
12/31/06                             10,924               10,964               11,254              10,771             11,055
6/30/07                              11,608               11,727               11,955              11,560             11,858
12/31/07                             11,343               11,566               11,234              11,485             11,327

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Fundamental Value Fund (from 5/1/06 to 12/31/07) as compared to the performance of four widely cited performance indices, the S&P 500 Index, the Russell 1000(R) Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*

On Jan. 1, 2008, the Russell 1000 Value Index was eliminated as the secondary benchmark for the Fund. Information on the S&P 500 Index and Russell 1000 Value Index will be included for a one year transition period. In the future, however, only the S&P 500 Index, which will continue to be the Fund's primary benchmark, will be included.

* On Jan. 1, 2008, the Lipper Large-Cap Core Funds Index replaced the Lipper Large-Cap Value Funds Index for purposes of determining performance incentive adjustment. The Fund's performance will be compared to a 12 month blended index return that reflects the performance of the Lipper Large-Cap Core Funds Index (current index) for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the Lipper Large-Cap Value Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  25

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Global Bond Fund

Below, Nic Pifer, portfolio manager for RiverSource VP - Global Bond Fund discusses the Fund's results and positioning for the annual period ended Dec. 31, 2007.

Q: How did RiverSource VP - Global Bond Fund perform for the annual period?

A: RiverSource VP - Global Bond Fund returned 7.65% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which gained 9.48%. The Fund outperformed its peer group, as represented by the Lipper Global Income Funds Index, which returned 7.16% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: Focusing on absolute performance first, the Fund benefited significantly from the decline in the U.S. dollar, which fell 9.4% on a trade-weighted basis during 2007. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. One of the key factors driving the U.S. dollar lower in 2007 was the sharp drop in U.S. interest rates relative to interest rates overseas, which reflected concerns about the health of the U.S. economy and the increased likelihood of interest rate cuts by the Federal Reserve Board (the
   Fed). These concerns heightened following the summer meltdown in the U.S. subprime mortgage market and its spillover to other parts of the global capital markets. The Fed did cut the targeted federal funds rate by 100 basis points (1.00%) in the last four months of the year,

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Global Bond Fund                       +7.65%

Lehman Brothers Global Aggregate Index (unmanaged)      +9.48%

Lipper Global Income Funds Index                        +7.16%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   bringing it to 4.25%, in an effort to avoid an extended period of financial market distress that could undermine consumer and business confidence and lead to an economic slowdown.

   The Fund's performance also benefited from positive returns on its fixed income holdings in local currency terms, i.e., before the impact of currency fluctuations are taken into account. In general, foreign bond markets underperformed the U.S. bond market in local currency terms, reflecting more resilient economic performance, tighter central bank policy and less advantageous bond yield movements overseas.

   Turning to performance relative to the Lehman Global Index, a few of our investment decisions caused the Fund to lag its benchmark. The Fund was hurt most by currency positioning, especially its below-benchmark exposure to the Japanese yen, which appreciated 6.6% against the U.S. dollar in 2007. As a perpetually low-yielding currency, global investors tend to use underweight or outright short positions in the Japanese yen to fund higher-yielding positions in other currencies. (A short currency position is the sale of a borrowed currency with the expectation that the asset will fall in value.) This strategy tends to work well over time, but it often causes the yen to rise in value very suddenly during periods of market crisis, as sentiment deteriorates and investors look to reduce risk. We saw just this sort of move in the yen during the second half of 2007, as signs of stress in the financial markets magnified. The Fund derived less benefit from the yen's appreciation than the benchmark did due to its underweight position.

   Detracting more modestly from Fund results was our positioning across the maturity spectrum, or yield curve. The outperformance of longer maturity Japanese bonds early in the year and the outperformance of shorter maturity U.S. bonds later in the year particularly hurt. The Fund's allocations to different sectors of the global bond market had a broadly neutral effect on its performance, as the negative impact of exposure to U.S. commercial mortgage-backed securities and a small weighting in high yield corporate bonds offset the positive effect of the Fund's below-benchmark position in agency securities and investment grade corporate bonds. Issue selection within these allocations, however, did detract somewhat from the Fund's performance compared to the Lehman Global Index.

   The Fund's duration, a principal measure of interest rate risk, had a neutral impact on its relative performance for the annual period as a whole. Our views on the broad direction of interest rates helped during the first half of

--------------------------------------------------------------------------------

 26 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Global Bond Fund

   the period when we correctly anticipated the rise in bond yields globally but subsequently hurt later in the year as we underestimated the renewed drop in yields, especially in the U.S.

   The Fund outperformed its Lipper peer group for the annual period likely benefiting from its conservative approach toward riskier sectors of the bond market, such as emerging market bonds and medium- and lower-quality corporate bonds. Coming into 2007, we held the view that valuations in these sectors were too optimistic and that yield spreads of these sectors versus government bonds were likely to widen. This conservative stance may have insulated the Fund better than some of its peers, as financial market turmoil unfolded over the second half of the year.

Q: What changes did you make to the Fund's portfolio during the period?

A: During the first half of the year, the most significant change we made was in the Fund's duration, or interest rate risk, positioning. We entered the year with less interest rate risk than the Lehman Global Index and reduced that risk further early in the year given our view that global yields were too low and were likely to rise. When yields did, in fact, rise sharply in the April to June quarter, bringing them closer to our view of fair value, we increased the interest rate risk in the Fund to be closer to that of its benchmark.

   During the second half of the period, we made a number of changes within the Fund's portfolio in response to some of the sharp movements across global bond and currency markets. For example, we increased the Fund's exposure to the U.S. dollar and decreased its exposure to U.S. interest rate risk, as we believed that markets had priced in too much bad news for the U.S. economy. We also took some initial steps to increase the Fund's allocation to certain non-government sectors given our view that the widening in yield spreads had created some real value in these sectors for the first time in several years. In particular, we increased the Fund's exposure to investment grade corporate bonds and emerging market bonds. We trimmed the Fund's position in structured assets, especially U.S. commercial mortgage-backed securities, due to the much higher-than-expected volatility in that sector during the summer months.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: In hindsight, some of the changes we made to the Fund in the second half of 2007 were probably premature, since market sentiment deteriorated further amid rising concerns about U.S. and global economic prospects. At the end of the period, investors seemed very uncertain about near-term trends, and this kept markets more volatile than we expected for longer than we anticipated. Looking further out, though, the swing in market sentiment from unbridled optimism a year ago to unrelenting gloom at the end of 2007 still appears overdone to us. At the same time, we believe that this swing in sentiment has created opportunities to acquire quality securities with good fundamentals at attractive valuations. In light of this view, we intend to selectively add to the Fund's non-government bond exposure in the months ahead.

   As always, we constantly monitor the market for changing conditions and regularly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  27

RiverSource VP - Global Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL
 1.00%

AVERAGE ANNUAL TOTAL RETURNS

 at Dec 31, 2007

 1 year                               +7.65%
 3 years                              +2.96%
 5 years                              +6.30%
 10 years                             +5.37%
 Since inception (5/1/96)             +5.61%

COUNTRY BREAKDOWN

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

United States                                                                    33.0%
Japan                                                                            12.1%
Germany                                                                          11.5%
United Kingdom                                                                    5.3%
France                                                                            5.2%
Cash & Cash Equivalents                                                           4.2%
Other(1)                                                                         28.7%

 (1) Includes Netherlands 4.0%, Canada 3.3%, Spain 3.2%, Italy 2.2%, Belgium 2.1%, Poland 1.6%, Australia 1.4%, Mexico 1.3%, Austria 1.1%, Greece 1.1%, Norway 1.1%, New Zealand 0.9%, Supra-National 0.9%, Sweden 0.9%, Czech Republic 0.6%, Denmark 0.6%, Indonesia 0.4%, Luxembourg 0.4%, South Africa 0.3%, South Korea 0.3%, Jersey 0.2%, Malaysia 0.2%, Argentina 0.1%, Brazil 0.1%, Colombia 0.1%, Philippine Islands 0.1%, Turkey 0.1% and Uruguay 0.1%.

TOP TEN HOLDINGS

                                       PERCENT                VALUE
                                (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Bundesrepublik Deutschland
 (Germany)
 3.75% 2013                              2.6%              $34,056,280
 Govt of Spain
 5.15% 2009                              2.6                33,599,740
 United Kingdom Treasury
 5.00% 2014                              2.3                30,741,068
 Bundesrepublik Deutschland
 (Germany)
 6.50% 2027                              2.3                29,837,737
 United Kingdom Treasury
 5.00% 2012                              2.3                29,475,359
 Govt of Japan
 1.70% 2017                              2.2                29,003,850
 Govt of France
 4.00% 2013                              2.1                27,885,765
 Kingdom of Belgium
 3.00% 2010                              2.1                27,592,505
 Govt of Netherlands
 2.50% 2008                              2.1                27,435,513
 Govt of Japan
 1.70% 2009                              2.0                25,843,153

Note: Certain investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 22.6% of portfolio assets

--------------------------------------------------------------------------------

 28 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Global Bond Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL BOND FUND LINE GRAPH)

                                                 RIVERSOURCE VP - GLOBAL     LEHMAN BROTHERS GLOBAL       LIPPER GLOBAL INCOME
                                                        BOND FUND                AGGREGATE INDEX               FUNDS INDEX
                                                 -----------------------     ----------------------       --------------------
1/1/98                                                   $10,000                      $10,000                     $10,000
'98                                                       10,805                       11,371                      10,633
'99                                                       10,330                       10,783                      10,342
'00                                                       10,664                       11,125                      10,773
'01                                                       10,807                       11,300                      11,042
'02                                                       12,426                       13,166                      12,332
'03                                                       14,043                       14,813                      13,961
'04                                                       15,451                       16,187                      15,149
'05                                                       14,680                       15,460                      14,860
'06                                                       15,668                       16,486                      15,931
'07                                                       16,867                       18,049                      17,072

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Bond Fund (from 1/1/98 to 12/31/07) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  29

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Global Inflation Protected Securities Fund

Below, portfolio managers Jamie Jackson and Nic Pifer discuss RiverSource
VP - Global Inflation Protected Securities Fund's results and positioning for 12 months ended Dec. 31, 2007.

Q: How did RiverSource VP - Global Inflation Protected Securities
   Fund perform for the annual period?

A: RiverSource VP - Global Inflation Protected Securities
   Fund returned 7.93% for the 12 months ended Dec. 31, 2007. The Fund outperformed its benchmark, the Lehman Brothers Global Inflation Linked Index, which gained 7.66%. The Fund underperformed the Blended Index (made up of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which rose 8.51%. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index (Lehman Index) advanced 11.63% for the same time frame.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Global Inflation Protected
  Securities Fund                                       +7.93%

Lehman Brothers Global Inflation Linked Index
  (unmanaged)                                           +7.66%

Lehman Brothers U.S. Treasury Inflation Protected
  Securities Index (unmanaged)                         +11.63%

Blended Index (unmanaged)                               +8.51%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

Q: What factors most significantly affected the Fund's performance?

A: The Fund benefited from its significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation, as the increase in overall U.S. inflation that accrued to the Fund during the annual period was 3.54% compared to just 1.31% for the prior year. The TIPS market generally rallied during the period, responding favorably to Federal Reserve Board (the Fed) easing and inflation levels that were notably above expectations. TIPS outperformed nominal U.S. Treasuries, or non-inflation protected Treasury securities, during the period.

   When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation, at 4.1% for the 12 months ended December 31, 2007, came in higher than expected, due in large part to the 57.2% surge in crude oil prices over the annual period, and that higher inflation got passed through the assets in the Fund. To compare, overall inflation was 2.5% in 2006. In contrast, core inflation, a measure closely monitored by the Fed, excludes food and energy. Core inflation was 2.4% for the annual period, a rate just barely within the upper end of the Fed's "comfort zone," close to that which was generally expected and actually less than the 2.6% advance over the four quarters of 2006. Core inflation remained relatively tame, as price declines in apparel and motor vehicles offset sharp gains in medical care costs and other goods and services.

   Further boosting the Fund's results during the period was holding nominal Japanese inflation-linked government bonds hedged back to the U.S. dollar. A position in nominal U.S. government agency bonds during the latter half of the year also helped the Fund's performance.

   The Fund also benefited during the period from its yield curve positioning, wherein holdings were concentrated at the shorter-term end of the TIPS yield curve. As the TIPS yield curve steepened during the 12 months overall, meaning yields fell more at the shorter end of the yield curve than at the longer end, short-term securities outperformed longer-dated securities for the annual period.

   The Fund benefited during the first half of the year from its defensive positioning in the form of a duration, a measure of the Fund's sensitivity to interest rates, that was shorter than the Lehman Index. We had the Fund positioned for higher rates, and TIPS yields did rise

--------------------------------------------------------------------------------

 30 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

   during the first half of the period. However, more than offsetting this positive was the fact that we extended the Fund's duration toward a neutral position relative to the Lehman Index in the third quarter when rates increased to levels consistent with our fair value estimates. We then shifted the Fund's duration back to a comparatively shorter duration in the fourth quarter. Given that yields declined with the market rally during the second half of the year, this duration positioning detracted.

Q: What changes did you make to the Fund's portfolio during the period?

A: As mentioned above, we adjusted the Fund's duration somewhat through the annual period. Also, as the TIPS yield curve steepened during the year, we focused more of the Fund's positions in securities at the short-term part of the yield curve. We established a position in nominal U.S. government agency bonds.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: In our view, overall inflation may very well stay elevated in 2008, given that crude oil prices are expected to continue to hover around the $100 per barrel mark. At the same time, we believe core inflation will drift modestly higher, as non-energy prices, which have remained relatively benign in recent years, are expected to increase at a faster pace in 2008, which in turn will push inflation expectations higher as well. We believe that it will be this threat of more widespread inflation that may force the Fed to reverse direction and start raising short-term interest rates sometime in 2008. Still, from the Fund's perspective, what may be more important is that we believe that overall inflation will remain materially above core inflation.

   Given this view, we intend to maintain the Fund's current short duration positioning, or interest rate risk, for the near term. We also intend to maintain the Fund's emphasis on TIPS over nominal Treasuries. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.
COUNTRY BREAKDOWN

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

United States                                                                    49.4%
United Kingdom                                                                   16.1%
France                                                                            9.2%
Italy                                                                             6.6%
Cash & Cash Equivalents(1)                                                        6.3%
Germany                                                                           4.2%
Other(2)                                                                          8.2%

 (1) Of the 6.3%, 3.7% is due to security lending activity and 2.6% is the Fund's cash equivalent position.

 (2) Includes Japan 3.3%, Canada 3.0% and Sweden 1.9%.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

                            TOTAL

 0.72%

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                               +7.93%
 3 years                              +3.94%
 Since inception (9/13/04)            +4.46%

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  31

RiverSource VP - Global Inflation Protected Securities Fund
THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL INFLATION PROTECTED SECURITIES FUND LINE GRAPH)

                                          RIVERSOURCE VP -                            LEHMAN BROTHERS U.S.
                                          GLOBAL INFLATION       LEHMAN BROTHERS       TREASURY INFLATION
                                        PROTECTED SECURITIES     GLOBAL INFLATION     PROTECTED SECURITIES
                                                FUND               LINKED INDEX              INDEX              BLENDED INDEX
                                        --------------------     ----------------     --------------------      -------------
10/1/04                                       $10,000                 $10,000                 $10,000                $10,000
12/04                                          10,284                  10,307                  10,252                 10,280
12/05                                          10,572                  10,908                  10,543                 10,725
12/06                                          10,698                  11,043                  10,594                 10,817
12/07                                          11,546                  11,889                  11,826                 11,738

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Inflation Protected Securities Fund (from 10/1/04 to 12/31/07) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Inflation Linked Index, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index and a Blended Index consisting of a blend of the aforementioned indexes.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index.

--------------------------------------------------------------------------------

 32 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Growth Fund

Below, Portfolio Manager Nick Thakore discusses RiverSource VP - Growth Fund's results and positioning for the fiscal year ended Dec. 31, 2007.

Q: How did RiverSource VP - Growth Fund perform for the fiscal year?

A: RiverSource VP - Growth Fund advanced 3.07% for the
   12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which returned 11.81% for the period. The Fund also underperformed its peer group represented by the Lipper Large-Cap Growth Funds Index, which advanced 14.97% for the same period.

Q: What factors influenced the Fund's performance during the period?

A: While our broad economic outlook was accurate -- we anticipated a deceleration in economic activity and earnings -- given that environment, individual stocks and sectors did not perform as would traditionally be expected. Instead, gains for the year were concentrated in a relatively small number of stocks. The Fund's underperformance of the Russell Index and its peers is largely attributable to being underrepresented in the small slice of the Russell Index that generated exceptional gains.

   That slice was dominated by two types of stocks. First, cyclical stocks, such as materials, energy and industrials that aren't traditionally considered growth stocks, but have moved into the growth universe due to the powerful economic cycle. The market took the Federal Reserve's recent interest rate cuts as a signal that cyclical stocks would continue to perform well, but we remain skeptical.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Growth Fund                            +3.07%

Russell 1000 Growth Index (unmanaged)                  +11.81%

Lipper Large-Cap Growth Funds Index                    +14.97%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   Second, was a small group of stocks with strong fundamentals that appreciated sharply on company specific factors. We owned selected stocks in this second group, such as Apple and Google, but our strategy is to own good growth stocks where we believe valuations make sense. Some of the strongest performers in 2007 didn't meet our valuation standards. We believe our careful consideration of valuation provides critical downside protection.

   In contrast to the two groups above, the market ignored stocks with stable growth histories, the type of stocks represented in the Fund. Looking more specifically at the Fund's performance, positioning in telecommunications and consumer staples had a positive impact on return, while positioning in consumer discretionary, health care, energy and industrials detracted.

   In the telecommunication services sector, the Fund benefited from stock selection, particularly an emphasis on European telecommunications firms that have experienced a turnaround in fundamentals. Contributors within the sector included Vodafone Group, Deutsch Telekom and Telefonica. Stock selection was modestly positive in the consumer staples sector as well.

   Within consumer discretionary, the media segment was quite weak. Two individual holdings, Harman Intl Inds and Virgin Media, were key detractors. Harman Intl Inds, an audio equipment maker, was in the midst of a leveraged buyout when the two private equity firms pulled out of the deal. Cable company Virgin Media, which was in the process of holding an auction to sell the company before the debt markets froze, suffered from continuing concerns about competition in the cable industry. Also, the company shifted to a more aggressive strategy for adding and retaining customers, which depressed near-term cash flow. We believe the stock is substantially undervalued relative to its growth outlook and asset value.

   Stock selection was detrimental in the health care sector. We owned several names that showed good growth potential, but encountered obstacles during the year. Boston Scientific saw improved sales of implantable cardio defibrillators, only to face pressure in other areas, including sales of drug-coated coronary stents. Genentech suffered as an FDA advisory panel failed to approve one of its main drugs for another use, an approval that was widely expected. Pfizer is a slower growing stock that we thought would do well in the more difficult economic setting, but the firm struggled due to disappointing study results for an add-on compound to its cholesterol drug Lipitor. On the positive side, pharmaceutical firm

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  33

RiverSource VP - Growth Fund

   Merck & Co had strong earnings growth that far exceeded expectations, leading the stock to perform well.

   An energy position smaller than the Russell Index detracted from relative return. While we believe energy has potential in the long term, we are concerned about the near-term balance of supply and demand and are skeptical that the secular story of growing demand and tightening supply justifies how high oil prices have risen.

   Additional contributors included Nokia, which has continued to dominate the cell phone handset business, improving margins and capitalizing on Motorola's weakness, and Lihir Gold, which benefited as gold stocks performed well. This company appears well-positioned for potentially explosive growth because it is one of the few gold stocks where production is rising and costs are declining.

Q: What changes did you make to the Fund during the period?

A: Over the course of the year, we added to the Fund's information technology position. We also added slightly to financials based on selective opportunities. Weightings in health care, consumer staples and telecommunication services declined. Consumer staples stocks performed well and we believed valuations had become a bit high. We also trimmed strong performers in telecommunication services, and decreased the Fund's energy position during the year.

   Regarding individual securities, telecommunication services company Alltel was eliminated as the result of a buyout. We sold pharmaceutical stock AstraZeneca because we became concerned about its growth rates, and we reduced holdings of General Electric because we think its financial services business makes it vulnerable to consumer finance weakness.

   Notable purchases during the year included communications equipment company QUALCOMM, and rental car company Hertz. QUALCOMM had strong fundamentals, but was hampered by outstanding legal issues. These issues may be resolved in 2008 and, we think the stock price assumes a negative outcome. If the resolution is neutral or favorable, the stock could benefit. Hertz has undertaken a major restructuring with substantial cost cutting, which could lead to solid growth.

   To summarize the Fund's positioning relative to the Russell Index, the largest overweight is in telecommunication services, followed by health care and consumer discretionary, where the emphasis is on media, not retail. Conversely, the Fund's weightings in the industrials and energy sectors are smaller than those of the Russell Index.

   Overall, the Fund's portfolio turnover rate for the annual period was 116%.

Q: How do you plan to manage the Fund in the coming months?

A: Looking ahead, we anticipate a continuation of trends from 2007, including continued deceleration in earnings growth. We believe the key difference in 2008 will be that the slowdown could expand beyond the U.S. and the financial and consumer-related sectors that suffered most in 2007. As a result, we see opportunity in stable growth companies and vulnerability in global cyclical stocks.

   Our emphasis remains on the very largest stocks that began to deliver results in 2007. We think this trend will endure over an extended period. These companies are growing earnings faster than the rest of the market now and their liquidity is helpful given increased volatility.

   We continue to seek exposure to the faster growing stocks in our universe. However, we remain disciplined in our approach, as some great growth stories are just too expensive in our view. We believe this approach helps shield the Fund when these faster growers encounter problems and will also be beneficial in a more balanced equity environment, which we anticipate for 2008.

   For a long time, this Fund has sought out great growth stocks at reasonable valuations. Our strategy was hampered in 2007 by the emphasis on valuation and by the market's embrace of cyclical stocks. However, the strategy has worked over time and we believe our careful balancing of growth potential with sound valuation leaves the Fund well-positioned for the current environment.

--------------------------------------------------------------------------------

 34 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Growth Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 1.01%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.11%.
AVERAGE ANNUAL TOTAL RETURNS
 at Dec. 31, 2007

 1 year                                +3.07%
 3 years                               +7.53%
 5 years                              +10.36%
 Since inception (9/15/99)             -2.49%


SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Information Technology                                                           22.0%
Health Care                                                                      19.3%
Telecommunication Services                                                       14.0%
Consumer Discretionary                                                           13.9%
Consumer Staples                                                                  9.4%
Financials                                                                        5.2%
Other(1)                                                                         16.2%

 (1) Includes Industrials 4.7%, Materials 3.7%, Energy 2.2%, Options Purchased 0.7% and Cash & Cash Equivalents(2) 4.9%.

 (2) Of the 4.9%, 1.0% is due to security lending activity and 3.9% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Virgin Media                          7.6%              $48,700,243
 Vodafone Group                        4.8                30,504,728
 QUALCOMM                              4.2                26,983,870
 Microsoft                             4.1                26,089,246
 AT&T                                  3.7                23,306,475
 Cisco Systems                         3.0                18,926,640
 Genentech                             2.8                17,738,137
 Boston Scientific                     2.8                17,710,839
 Avon Products                         2.5                16,184,530
 Harman Intl Inds                      2.4                15,280,894

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
        PIE CHART            up 37.9% of portfolio assets

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  35

RiverSource VP - Growth Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GROWTH FUND LINE
GRAPH)

                                                 RIVERSOURCE VP - GROWTH                                 LIPPER LARGE-CAP GROWTH
                                                          FUND              RUSSELL 1000 GROWTH INDEX          FUNDS INDEX
                                                 -----------------------    -------------------------    -----------------------
10/1/99                                                  $10,000                      $10,000                    $10,000
12/99                                                     12,028                       12,514                     12,554
12/00                                                      9,707                        9,708                     10,083
12/01                                                      6,702                        7,726                      7,676
12/02                                                      4,953                        5,572                      5,519
12/03                                                      6,015                        7,230                      7,006
12/04                                                      6,522                        7,685                      7,528
12/05                                                      7,083                        8,089                      8,099
12/06                                                      7,868                        8,823                      8,481
12/07                                                      8,109                        9,865                      9,751

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Growth Fund (from 10/1/99 to 12/31/07) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 36 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - High Yield Bond Fund

Below, Portfolio Manager Scott Schroepfer discusses the Fund's positioning and results for the annual period ended Dec. 31, 2007.

Q: How did RiverSource VP - High Yield Bond Fund perform for the fiscal year?

A: RiverSource VP - High Yield Bond Fund increased 1.86% for the 12 months ended Dec. 31, 2007. The Fund underperformed the JP Morgan Global High Yield Index (JP Morgan Index), which rose 2.89%. The Fund also underperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which gained 2.13% during the same time frame.

Q: What factors most significantly affected performance during the annual period?

A: The high yield corporate bond market experienced more ups and downs during the period than at any other time in recent memory. The high yield market rallied strongly with spreads, or the yield differential between these securities and Treasuries, reaching an all-time high level on June 5, 2007. During the summer months, problems in the subprime mortgage market spilled over into the high yield corporate bond market. In August, the high yield bond market stabilized somewhat, and from September through most of October, the market actually rallied. Then, a second wave hit the market amid a liquidity crunch, recession concerns and ongoing turmoil in the housing, subprime mortgage and credit markets. Large investment banks took major credit-related write-downs and the highly leveraged structured product market

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - High Yield Bond Fund                   +1.86%

JP Morgan Global High Yield Index (unmanaged)           +2.89%

Lipper High Current Yield Bond Funds Index              +2.13%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   remained somewhat dysfunctional. Thus, the end of the fiscal year proved to be difficult for the high yield bond market, with spreads widening once again.

   The Fund benefited most from its emphasis on higher quality, well-seasoned issues, which performed better than issues from highly leveraged companies, including those that had recently completed leveraged buyouts. The Fund's overweight positioning in the health care sector helped results, as this sector proved to be less volatile than others in the high yield bond market. An overweight allocation to cable companies within the media industry further benefited the Fund's performance, as did security selection within the group. The Fund's underweight positions in the automotive and publishing (especially newspapers) industries contributed positively to performance during the period, as these industries fared poorly during the period. A holding in integrated energy company Williams Companies also boosted the Fund's results, as it was upgraded to investment grade status during the period. Prior to the end of the period, we sold the Fund's position in Williams Companies at attractive levels.

   Conversely, the Fund's positioning in homebuilders detracted from results relative to the JP Morgan Index, as we shifted from an underweight to a modestly overweight allocation during the period. We sought to build positions in this sector on market weakness, given what we believed to be still-attractive longer-term fundamentals, but it turned out that we bought a bit prematurely, as the housing industry continued to deteriorate during the period. Holdings such as Standard-Pacific, William Lyon Homes and Hovnanian Enterprises each lagged. Getting swept by the same housing market brush was Realogy, the parent company of Century 21, ERA, Coldwell Banker and Sotheby's Intl Realty. Holding a significant position in Realogy, which completed a leveraged buyout in the spring of 2007, detracted from the Fund's performance. Similarly, retailer Claire's Stores, which had conducted a leveraged buyout earlier in the year, performed poorly on broad market concerns over the health of the consumer. We continued to hold the Fund's positions in each of these issues.

   We reduced the Fund's holding in Georgia Gulf, a chemical company that was impacted by the housing market slowdown, as it makes polyvinyl chloride (PVC) products used in construction and is also the parent company of a window manufacturer. We had become less optimistic about Georgia Gulf's prospects going forward. We eliminated the Fund's exposure to ResCap, a leading mortgage finance company that is a significant weighting

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  37

RiverSource VP - High Yield Bond Fund

   in the JP Morgan Index. ResCap dramatically underperformed the market during the period.

Q: What changes did you make to the Fund and how is it currently positioned?

A: As indicated, we added to the Fund's position in homebuilders during the period, as we saw the market weakness as a buying opportunity for what we believe to be an attractive sector over the longer term. We also increased exposure to integrated utilities, which tends to be a more defensive industry, though we still maintained an underweight position compared to the JP Morgan Index. We lowered the Fund's exposure to the retail industry.

   We added bank loan exposure across certain core holdings in the Fund. In many cases, this positioned the Fund in a more senior part of a company's capital structure, thus reducing the overall risk within the portfolio.

   At the end of the period, the Fund had larger exposure than the JP Morgan Index in the health care and energy sectors, as well as in the chemicals, cable TV and wireline telecommunications industries. Underweights in the Fund's portfolio relative to the JP Morgan Index included the technology, retail, automotive and manufacturing and industrial areas. The Fund also maintained holdings in the gaming, food, media and utilities industries, each at approximately equal weighting to the JP Morgan Index.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.

   We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

   On the macroeconomic front, we are cautious in our view for the high yield bond market given the growing uncertainty regarding the extent of an economic slowdown, and of the credit market's troubles. We anticipate that the default rate within the high yield bond market will move higher over the coming months, though importantly, we believe that such defaults will remain at or below long-term averages during 2008.

   Given this view, taking incremental risk when valuations do not justify it does not seem prudent. We intend to continue upgrading credit quality in the Fund's portfolio, seeking opportunities to reduce the Fund's position in CCC-rated bonds, which was neutrally market-weighted at the end of the period, and moving into higher-rated high yield bonds. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------

 38 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL
 0.88%

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                                +1.86%
 3 years                               +5.50%
 5 years                              +10.36%
 10 years                              +3.99%
 Since inception (5/1/96)              +5.03%


SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Telecommunication                                                                21.3%
Consumer Discretionary                                                           17.6%
Materials                                                                        13.3%
Health Care                                                                       9.9%
Energy                                                                            9.1%
Consumer Staples                                                                  7.6%
Other (1)                                                                        21.2%

 (1) Includes Industrials 6.2%, Financials 5.2%, Utilities 5.0%,
     Mortgage-Backed 0.4% and Cash & Cash Equivalents 4.4%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Select Medical
 11.26% 2015                           1.2%              $12,161,729
 Charter Communications
 6.99% 2013                            1.2                11,883,745
 Windstream
 8.63% 2016                            1.1                11,818,799
 Dresser
 11.13% 2015                           1.1                11,784,750
 Nielsen Finance
 7.15-7.49% 2013                       1.1                11,579,273
 INVISTA
 9.25% 2012                            1.1                11,568,622
 Cott Beverages USA
 8.00% 2011                            1.1                11,472,479
 IASIS Healthcare LLC
 10.32% 2014                           1.1                11,178,762
 ASG Consolidated
 LLC/Finance
 10.92% 2011                           1.1                11,079,750
 Jarden
 7.50% 2017                            1.0                10,251,412

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
        PIE CHART            up 11.1% of portfolio assets

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  39

RiverSource VP - High Yield Bond Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- HIGH YIELD BOND FUND LINE GRAPH)

                                                  RIVERSOURCE VP - HIGH       JP MORGAN GLOBAL HIGH     LIPPER HIGH CURRENT YIELD
                                                     YIELD BOND FUND               YIELD INDEX              BOND FUNDS INDEX
                                                  ---------------------       ---------------------     -------------------------
1/1/98                                                   $10,000                      $10,000                    $10,000
'98                                                        9,559                       10,097                      9,993
'99                                                       10,155                       10,438                     10,471
'00                                                        9,210                        9,831                      9,454
'01                                                        9,634                       10,369                      9,356
'02                                                        9,032                       10,591                      9,130
'03                                                       11,305                       13,505                     11,537
'04                                                       12,594                       15,065                     12,730
'05                                                       13,100                       15,527                     13,112
'06                                                       14,516                       17,305                     14,445
'07                                                       14,786                       17,805                     14,753

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - High Yield Bond Fund (from 1/1/98 to 12/31/07) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

 40 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Income Opportunities Fund

Below, Brian Lavin, portfolio manager for RiverSource VP - Income Opportunities Fund discusses the Fund's results and positioning for the annual period ended Dec. 31, 2007.

Q: How did RiverSource VP - Income Opportunities Fund perform for the annual period?

A: RiverSource VP - Income Opportunities Fund returned
   2.65% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which gained 3.19%. The Fund outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which returned 2.13% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: The Fund benefited most from its significant allocations to and security selection within the health care and energy sectors, which generally performed well. Integrated energy company Williams Companies was a particularly strong performer, benefiting from its upgrade to investment grade status during the year. Within health care, hospital company Community Health Systems and long-term acute care hospital company Select Medical were strong performers. Elsewhere, satellite TV company Echostar Communications was a standout performer, benefiting from solid operations and from takeover speculation. The Fund's results were also helped during the period by its modest exposure to the autos and printing industries, which lagged.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP -- Income Opportunities Fund             +2.65%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
  Constrained Index (unmanaged)                         +3.19%

Lipper High Current Yield Bond Funds Index              +2.13%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   The Fund further benefited during the period from its greater allocation to bonds rated B than the Merrill Lynch Index. This segment of the high yield bond market performed best during the annual period. Bonds rated CCC, the riskiest area of the high yield bond market, significantly underperformed bonds rated BB and B during the annual period. The Fund outpaced its Lipper peer group, in part because the Fund does not buy bonds rated CCC by both rating agencies.

   Conversely, modest allocations to the metals and mining and the utilities industries, which outpaced the Merrill Lynch Index, detracted from the Fund's results. More sizable exposure to the broadcasting and beverages industries, which performed poorly, further detracted. Several individual positions also hurt the Fund's performance, including homebuilders Standard-Pacific and Hovnanian Enterprises. Getting swept by the same housing market brush was Realogy, the parent company of Century 21, ERA, Coldwell Banker and Sotheby's International Realty. Holding a position in Realogy, which completed a leveraged buyout in the spring of 2007, detracted from the Fund's performance. A position in auto lender Triad Acquisition also hurt, as this holding was driven down by troubles in the broad consumer finance market.

Q: What changes did you make to the Fund's portfolio during the period?

A: Over the course of the year, as investors grew increasingly risk averse amidst a liquidity crunch, recession concerns and ongoing turmoil in the housing, subprime mortgage and credit markets, we shifted to an increasingly defensive stance within the Fund's portfolio. We upgraded the quality of the holdings overall, such that the Fund began the period with a yield in excess of the Merrill Lynch Index and ended the period with a yield lower than that of the Merrill Lynch Index. We increased the Fund's exposure to more defensive industries, such as energy exploration and production, health care, gaming and utilities. We correspondingly reduced the Fund's weighting to more cyclical, economically sensitive sectors including homebuilders, retail, auto parts and supply, and chemicals. We also built up the Fund's cash position over the year.

   As part of this same overall strategy, we increased the Fund's positions in high yield bank loans during the period. Bank loans historically tend to be more senior in the capital structure, meaning that they have precedence over other securities in the event of a default or bankruptcy. Finally, we reduced slightly the Fund's exposure to split-rated bonds, wherein two or more major rating agencies give the same security different ratings.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  41

RiverSource VP - Income Opportunities Fund

   At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in energy, gaming, health care and defense. The Fund had more modest exposure than the Merrill Lynch Index to the metals and mining, autos and auto parts, retail, homebuilders, printing, technology and integrated utilities industries at the end of December 2007. The Fund had virtually equal weightings to the Merrill Lynch Index in the media and paper and forest products industries at the end of the year.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

   We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance over the near to mid-term.

   On the macroeconomic front, we are cautious in our view for the high yield bond market given the growing uncertainty regarding the extent of an economic slowdown and of the credit market's troubles. Further, we anticipate that the default rate within the high yield bond market may increase somewhat in the coming year. We continue to believe that requiring a proportionally higher yield for taking on additional risk in the Fund's portfolio will generate long-term, above market returns. We also intend to emphasize investments in hard asset sectors. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------

 42 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1,2007)

 TOTAL
 0.90%

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                                +2.65%
 3 years                               +4.62%
 Since inception (6/1/04)              +6.73%


SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Telecommunication                                                                17.6%
Consumer Discretionary                                                           12.1%
%ndustrials                                                                      11.9%
Materials                                                                        11.8%
Energy                                                                           11.4%
Cash & Cash Equivalents                                                           8.2%
Other(1)                                                                         27.0%

 (1) Includes Health Care 7.6%, Utilities 7.0%, Consumer Staples 6.3%, Financials 5.5%, Asset-Backed 0.3% and Mortgage-Backed 0.3%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Ford Motor Credit LLC
 9.88% 2011                            1.6%              $11,969,565
 Sandridge Energy
 8.63% 2015                            1.6                11,487,274
 Seagate Technology HDD
 Holdings
 6.80% 2016                            1.4                10,530,000
 Cott Beverages USA
 8.00% 2011                            1.4                10,053,299
 Smurfit-Stone Container
 Enterprises
 8.00% 2017                            1.4                10,000,687
 Williams Partners
 LP/Finance
 7.25% 2017                            1.2                 9,125,799
 GMAC LLC
 6.88% 2011                            1.1                 8,169,968
 Community Health Systems
 8.88% 2015                            1.1                 7,941,155
 Baldor Electric
 8.63% 2017                            1.1                 7,882,590
 Asurion
 7.88% 2014                            1.1                 7,791,438

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
        PIE CHART            up 13.0% of portfolio assets

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  43

RiverSource VP - Income Opportunities Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INCOME OPPORTUNITIES FUND LINE GRAPH)

                                                                             MERRILL LYNCH U.S. HIGH
                                                 RIVERSOURCE VP - INCOME    YIELD CASH PAY BB-B RATED   LIPPER HIGH CURRENT YIELD
                                                   OPPORTUNITIES FUND           CONSTRAINED INDEX           BOND FUNDS INDEX
                                                 -----------------------    -------------------------   -------------------------
6/1/04                                                   $10,000                      $10,000                    $10,000
12/04                                                     11,027                       10,991                     11,035
12/05                                                     11,394                       11,366                     11,366
12/06                                                     12,303                       12,419                     12,522
12/07                                                     12,629                       12,816                     12,789

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Income Opportunities Fund (from 6/1/04 to 12/31/07) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

 44 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - International Opportunity Fund

Below, portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Dec. 31, 2007. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did the RiverSource VP - International Opportunity Fund perform for the period?

A: RiverSource VP - International Opportunity Fund gained
   12.68% for the 12 months ended Dec. 31, 2007. The Fund outperformed its benchmark index, the Morgan Stanley Capital International EAFE Index (MSCI Index), which returned 11.63% for the period. The Fund also outperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 12.51% for the same timeframe.

Q: What factors most significantly affected the Fund's performance?

A: Given credit and liquidity problems that have hampered companies in the financials sector, the Fund particularly benefited from its underweight in financials relative to the MSCI Index. Our de-emphasis of banking stocks compared to the MSCI Index was beneficial. We anticipated some time ago that banking was likely to be a less favored area of the equity markets. The current credit crisis has been detrimental and we expect the sector's growth to be much slower going forward.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - International Opportunity Fund        +12.68%

MSCI EAFE Index (unmanaged)                            +11.63%

MSCI EAFE Index (unmanaged)                            +12.51%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   Both stock selection and an increase in our exposure to consumer staples stocks added value. In particular, European food retailers had a favorable effect on performance, as food price inflation benefited grocers such as Tesco in the U.K. and Jeronimo Martins in Portugal. Stock selection in the energy sector also had a positive impact on the Fund's results for the year. In the context of the strong global equity market, energy stocks were among the better performing sectors of the MSCI Index.

   In the early part of the period, the Fund benefited from an overweight in industrials stocks. This group profited from strong export markets and increased infrastructure expenditures. Among these stocks, French industrial company ALSTOM was a key contributor. Toward the end of the year, their exposure was reduced in anticipation of slower global economic growth.

   Having an overweight in materials relative to the MSCI Index was also beneficial. The environment has been very favorable for materials stocks, as strong demand and limited supply of minerals have pushed prices higher. Materials was the strongest performing segment of the MSCI Index. Individual contributors included U.K. mining stock Anglo American and ArcelorMittal in Luxembourg.

   From a regional perspective, the Fund benefited from allocations to the Far East and emerging markets that were larger than those of the MSCI Index. China's largest wireless company China Mobile, property company China Overseas Land & Investment and Hong Kong Exchanges and Clearing, which runs the Hong Kong stock exchange, were individual contributors.

   The Fund's sector positioning in Japan was a primary detractor. In Japan, we emphasized domestic cyclical stocks, including retailers, construction firms and banks, which were negatively affected when Japan's economic growth was slower than we had forecast. We still anticipate reasonable growth, but it is taking time to materialize.

Q: What changes did you make to the Fund during the period?

A: We added to the Fund's energy holdings based on our expectation that oil prices may remain higher than what seems to be reflected in current share prices. We reduced the Fund's bank positions in anticipation of a more challenging environment and the ensuing write-downs.

   The Fund's allocation to European consumer staples stocks was increased because we see this as a defensive area where we are able to identify companies offering good reliable growth. We added to stocks such as Nestle,

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  45

RiverSource VP - International Opportunity Fund

   which is enjoying some pricing power, and beverage stock Pernod Ricard, which is benefiting from industry consolidation.

   In general, we have added to companies that we consider good growth companies. We anticipate slower earnings growth going forward and believe companies that can grow earnings despite that environment will perform well. We have also added to telecommunications companies, which we see as a defensive area. Fundamentals have improved in the wireless area as usage has increased. In addition, we increased exposure to utilities, which have little dependence on the economic cycle.

   We reduced Japanese exposure overall because economic news has been mixed and we see better opportunities elsewhere. In particular, we reduced holdings of Japanese auto makers Honda Motor and Toyota Motor, as the yen's strength and potential U.S. consumer weakness may hamper exports. We increased exposure to emerging markets and the Far East, including China.

Q: How do you intend to manage the Fund going forward?

A: Generally speaking, our outlook for global equity markets remains optimistic. We continue to expect a reasonable economic backdrop, though growth in developed countries will likely slow. We believe equity valuations remain fairly attractive by historical standards despite cautious assumptions of slower corporate earnings growth in the short-term.

   To summarize current positioning, the Fund's materials and energy weightings are larger than the MSCI Index, while exposure to banks is smaller. We have emphasized companies that we believe have the ability to grow earnings in a more difficult economic environment. We continue to focus on the Far East and emerging markets, where we see potential for superior economic and earnings growth. Although valuations in these regions have risen, we believe they are still reasonable in light of the growth prospects.

--------------------------------------------------------------------------------

 46 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - International Opportunity Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 1.08%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                               +12.68%
 3 years                              +16.79%
 5 years                              +19.09%
 10 years                              +5.86%
 Since inception (1/13/92)             +6.76%


COUNTRY BREAKDOWN

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

United Kingdom                                                                   24.6%
Japan                                                                            15.6%
France                                                                            9.4%
Germany                                                                           7.8%
Switzerland                                                                       6.7%
Hong Kong                                                                         5.4%
Other(1)                                                                         30.5%

 (1) Includes Australia 4.3%, Spain 2.6%, Greece 1.9%, Netherlands 1.9%, Brazil 1.8%, Canada 1.8%, Singapore 1.7%, Belgium 1.6%, Finland 1.5%, Sweden 1.2%, Portugal 1.0%, China 0.9%, Italy 0.9%, Egypt 0.8%, Russia 0.8%,
     South Korea 0.7%, Mexico 0.6%, Luxembourg 0.5%, Ireland 0.4%, Taiwan 0.3%, South Africa 0.2%, Indonesia 0.1% and Cash & Cash Equivalents(2) 3.0%.

 (2) Of the 3.0%, 2.0% is due to security lending activity and 1.0% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 BG Group
 (United Kingdom)                      3.3%              $40,720,934
 Vodafone Group
 (United Kingdom)                      3.1                38,294,291
 Tesco
 (United Kingdom)                      2.6                32,130,847
 Total (France)                        2.5                30,544,834
 Nestle (Switzerland)                  2.5                29,916,400
 Standard Chartered
 (United Kingdom)                      2.0                24,712,827
 E.ON (Germany)                        1.9                22,628,527
 Imperial Tobacco Group
 (United Kingdom)                      1.6                19,620,764
 Nokia (Finland)                       1.5                18,617,958
 Siemens (Germany)                     1.5                17,731,268

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART                    The 10 holdings listed here
                             make up 22.5% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  47

RiverSource VP - International Opportunity Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND LINE GRAPH)

                                                  RIVERSOURCE VP -
                                              INTERNATIONAL OPPORTUNITY                               LIPPER INTERNATIONAL LARGE-
                                                        FUND                   MSCI EAFE INDEX           CAP CORE FUNDS INDEX
                                              -------------------------        ---------------        ---------------------------
1/1/98                                                 $10,000                      $10,000                      $10,000
'98                                                     11,582                       12,033                       11,480
'99                                                     16,867                       15,318                       15,951
'00                                                     12,662                       13,180                       14,170
'01                                                      9,029                       10,384                       11,289
'02                                                      7,381                        8,758                        9,646
'03                                                      9,453                       12,189                       12,801
'04                                                     11,099                       14,712                       15,000
'05                                                     12,638                       16,774                       17,076
'06                                                     15,692                       21,280                       21,364
'07                                                     17,682                       23,755                       24,036

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - International Opportunity Fund (from 1/1/98 to 12/31/07) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Large-Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 48 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Large Cap Equity Fund

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss RiverSource VP - Large Cap Equity Fund's results and positioning for the fiscal year ended Dec. 31, 2007.

Q: How did RiverSource VP - Large Cap Equity Fund perform for the fiscal year?

A: RiverSource VP - Large Cap Equity Fund advanced
   2.93% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmarks the Russell 1000(R) Index (Russell Index), which advanced 5.77%, and the Standard & Poor's 500 Index (S&P 500 Index), which advanced 5.49% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which gained 6.63%.

Q: What factors had a significant impact on performance?

A: U.S. equities faced a challenging period in 2007 as a weak housing market, issues in the lending markets -- particularly subprime mortgages -- and high oil prices raised concerns about the sustainability of economic growth. The Federal Reserve took steps to calm the lending markets and stimulate the economy by reducing the Fed Funds rate three times in the last four months of the year.

   The Fund benefited from its positioning in the telecommunications, financials, industrials and technology sectors. Positioning in the consumer discretionary, energy and health care sectors detracted from return relative to the Russell Index.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource - VP Large Cap Equity Fund                  +2.93%

Russell 1000 Index (unmanaged)                          +5.77%

S&P 500 Index (unmanaged)                               +5.49%

Lipper Large-Cap Core Funds Index                       +6.63%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   In the telecommunications sector, the Fund's focus on European telecommunications stocks was advantageous, as stocks such as Vodafone, Deutsche Telekom and Telefonica benefited from a turnaround in fundamentals.

   In the financials sector, the Fund had a smaller position in Washington Mutual than the Russell Index. This proved especially advantageous, as the West Coast savings and loan has a significant mortgage business and was negatively affected by expanding difficulties in the lending markets.

   Flowserve and Honeywell Intl were two leading contributors in the industrials sector. Flowserve is an energy and construction company in the middle of very strong business cycle and this year the market came to recognize its potential for attractive profit margins. Honeywell Intl benefited from stronger than anticipated industrial growth and from the performance of its defense business.

   Favorable stock selection in the technology sector was supported by two communications equipment companies, Nokia and Avaya. Nokia continued to dominate the handset business, improving margins and capitalizing on Motorola's weakness, while Avaya was the target of a private equity buyout.

   Stock selection in the consumer discretionary sector had a negative impact on return relative to the Russell Index. Key detractors within the sector included Harman Industries International and Virgin Media. Harman International, an audio equipment maker, was in the midst of a leveraged buyout when the two private equity firms pulled out of the deal. Virgin Media was affected by the breakdown in acquisition activity, as well by as general concerns about the cable industry and negative response to a more aggressive customer acquisition strategy that reduced near-term cash flow. Virgin Media received an attractive acquisition offer and subsequently conducted an auction in which bidders exhibited significant interest in the company. Weakness in the high-yield bond market prevented the company from completing the auction and the stock price fell below even the initial bid amount. We continue to see hidden value in this company, which management may be able to realize on its own even without an external buyer. Within the consumer discretionary sector, the Fund benefited from having an underweight position in Home Depot.

   A smaller-than-the-Russell Index position in energy was detrimental, as oil and other commodity prices remained high throughout the year. Stock selection detracted in the health care sector. Though Boston Scientific saw improved sales of implantable cardioverter defibrillators,

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  49

RiverSource VP - Large Cap Equity Fund

   the company faced continued pressure in other areas, including sales of drug-coated coronary stents. Another Fund holding, Genentech, suffered as an FDA advisory panel declined to approve one of its main drugs for an alternative use, an approval that was widely expected. Amgen was attractively valued at the beginning of the year, but fundamentals continued to deteriorate as the government suggested constrained use of some products and trials for potential new products did not go as well as expected.

Q: What changes did you make to the Fund during the period?

A: We adjusted individual sector weightings relative to the Russell Index. Following severe declines in the financials sector, we began to identify opportunities for selective additions to the Fund. As a result, the financials weighting moved closer to that of the Russell Index, though it was still smaller at fiscal year-end. At the same time, we reduced exposure to some individual financial stocks, including Citigroup, AIG and Countrywide Financial.

   We also added to the Fund's consumer discretionary allocation as we identified company-specific opportunities, particularly in the media segment. As we gained confidence in the eventual completion of its merger with Sirius Satellite Radio, we added to the Fund's holdings of XM Satellite Radio. Also in the consumer discretionary sector, Avon Products was a significant purchase. We believe Avon's management team is restructuring properly, investing in the business to drive top line, while also cutting costs. With its less cyclical product line, the company should deliver strong growth.

   We reduced the Fund's telecommunication services position relative to the Russell Index as some of the holdings were acquired and we trimmed others after strong performance. AT&T was the Fund's most significant purchase during the period. The stock had languished for six months, but the company's growth continued, making the valuation appear reasonable to us.

   We reduced the Fund's energy position and slightly reduced the information technology weighting based on individual stock decisions. Within the information technology sector we added to QUALCOMM and Intel. Semi-conductor chip maker Intel had performed very poorly in 2006 when we largely avoided the stock. However, it seemed to us that competition was diminishing in 2007, the company had a strong product roadmap and underlying demand for personal computers was solid, so we increased the Fund's Intel holdings in 2007.

Q: How do you plan to manage the Fund in the coming months?

A: We manage the portfolio in three segments -- a growth-oriented strategy, a value-oriented strategy and an analyst-driven segment. Several prominent themes cross the three segments. First, there is a preference for high quality stocks over lower quality stocks. Though high quality stocks lagged in 2007, we think investors are likely to favor them in a period of slower economic activity, which seems probable for 2008.

   In keeping with our expectations for slower economic growth, the Fund has more exposure to stocks with stable growth patterns and less exposure to cyclical sectors. Rather than depend on the economic cycle, we want stock of companies that have greater control over their own earnings growth in a difficult economic environment.

   We also continue to emphasize the larger stocks within our universe. Large-cap stocks remain reasonably valued vs. small- and mid-cap stocks. Additionally, they have the potential to benefit from broader product lines, greater international exposure and more extensive resources.

--------------------------------------------------------------------------------

 50 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 0.83%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.01%.
AVERAGE ANNUAL TOTAL RETURNS
 at Dec. 31, 2007

 1 year                                +2.93%
 3 years                               +8.01%
 5 years                              +11.51%
 10 years                              +3.39%
 Since inception (10/13/81)           +10.44%


SECTOR COMPOSITION*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Financials                                                                       15.3%
Information Technology                                                           14.9%
Health Care                                                                      12.5%
Consumer Discretionary                                                           10.2%
Energy                                                                            9.6%
Industrials                                                                       8.5%
Other(1)                                                                         29.0%

 (1) Includes Consumer Staples 8.5%, Telecommunication Services 7.7%, Materials 3.1%, Utilities 2.5%, Options Purchased 0.2% and Cash & Cash
     Equivalents(2) 7.0%.

 (2) Of the 7.0%, 0.8% is due to security lending activity and 6.2% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Exxon Mobil                           4.2%              $127,152,415
 AT&T                                  2.8                 85,162,632
 Virgin Media                          2.8                 84,372,215
 Microsoft                             2.4                 72,065,044
 Pfizer                                1.8                 56,035,654
 QUALCOMM                              1.7                 50,994,650
 Vodafone Group                        1.7                 51,930,934
 Chevron                               1.6                 48,545,227
 Cisco Systems                         1.5                 47,295,405
 Bank of America                       1.5                 47,154,485

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART                    The 10 holdings listed here
                             make up 22.0% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  51

RiverSource VP - Large Cap Equity Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - LARGE CAP EQUITY FUND LINE GRAPH)

                                          RIVERSOURCE VP -
                                          LARGE CAP EQUITY                                                     LIPPER LARGE-CAP
                                                FUND            RUSSELL 1000 INDEX       S&P 500 INDEX         CORE FUNDS INDEX
                                          ----------------      ------------------       -------------         ----------------
1/1/98                                        $10,000                 $10,000                 $10,000               $10,000
'98                                            12,412                  12,702                  12,858                12,693
'99                                            15,360                  15,358                  15,563                15,149
'00                                            12,678                  14,162                  14,147                14,033
'01                                            10,382                  12,398                  12,465                12,232
'02                                             8,095                   9,714                   9,710                 9,635
'03                                            10,460                  12,618                  12,495                12,025
'04                                            11,075                  14,056                  13,855                13,022
'05                                            11,760                  14,938                  14,535                13,767
'06                                            13,557                  17,247                  16,830                15,610
'07                                            13,954                  18,242                  17,754                16,645

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Equity Fund (from 1/1/98 to 12/31/07) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Index, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 52 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Large Cap Value Fund

Below, Portfolio Manager Bob Ewing discusses RiverSource VP - Large Cap Value Fund results and positioning for the fiscal year ended Dec. 31, 2007.

Q: How did RiverSource VP - Large Cap Value Fund perform for the fiscal year?

A: RiverSource VP - Large Cap Value Fund declined 0.46% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which declined 0.17% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Value Funds Index, which gained 2.46% during the same time frame.

Q: What factors significantly affected performance?

A: The past year was a difficult one for U.S. equity markets, with significant challenges posed by the weak U.S. housing market, related difficulties in the subprime mortgage lending market and continued high oil and gas prices. The year also saw the reversal of several market trends, as large-cap stocks outperformed small- and mid-cap stocks and growth stocks led value stocks by a wide margin across all market capitalizations.

   Of the Fund's dominant themes, our preference for large-cap stocks over small-and mid-cap stocks was modestly effective. Our emphasis on stocks with growth characteristics but priced more like value stocks was a

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Large Cap Value Fund                   -0.46%

Russell 1000 Value Index (unmanaged)                    -0.17%

Lipper Large-Cap Value Funds Index                      +2.46%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   significant advantage; however, this was offset by our preference for high quality stocks over low quality stocks. We favored higher quality stocks because we anticipated economic and profit deceleration, but despite the occurrence of this deceleration, higher quality stocks lagged lower quality stocks.

   The Fund's sector allocations added value relative to the Russell Index. Having a smaller weighting in the poor performing financials sector was a notable advantage, while an overweight industrials position was also beneficial. Conversely, having an underweight in energy and utilities detracted from relative return. Regarding the Fund's underperformance of its peer group, we believe the peer funds generally had even smaller allocations to financials and larger allocations to energy, positioning that enabled the group to deliver better performance for the period.

   Stock selection in the industrials, information technology and utilities sectors added to return. Stock selection in the consumer discretionary, materials and financials sectors detracted.

   Looking at individual contributors, the Fund had a smaller weighting in Washington Mutual than the Russell Index; an advantage, as the West Coast savings and loan mortgage issuer was hurt by the difficulties in that market. The Fund had overweight positions in Honeywell Intl and Goodrich. Both companies benefited from stronger than anticipated industrial growth and from the strength of their defense businesses. Merck & Co was also a key contributor as the pharmaceutical firm met earnings expectations during the year and investors began to have a more favorable outlook for its future. Holdings of Cypress Semiconductor also added to return. The stock began the year fairly inexpensive and subsequently benefited from its exposure to solar technology, an area that performed well in light of high oil prices.

   The most significant detractor for the year was mortgage lender Countrywide Financial, which suffered from the tightening lending environment. We thought the company had navigated the troubled waters well, but it subsequently suffered from liquidity issues.

   An underweight in Occidental Petroleum was disadvantageous. The stock was very inexpensive at the start of year and benefited from high commodity prices throughout the year, but we believed there were better opportunities elsewhere in the energy sector. The Fund's holdings of Spansion, a semiconductor memory company, detracted from return, as prices in the memory market eroded faster than expected. Capital One Financial was negatively affected by the weakening credit conditions and also struggled with the consolidation of several

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  53

RiverSource VP - Large Cap Value Fund

   acquisitions. Similarly, the Federal Home Loan Mortgage Corporation (Freddie
   Mac) was caught up in the negative lending environment. Although Freddie Mac had not been directly affected, investors became concerned that spreading mortgage issues would ultimately affect the company.

Q: What changes did you make during the period?

A: The Fund's allocation to the financials sector decreased from the start of the year, as the sector underperformed. However, the financials allocation within the Russell Index fell even more, increasing the Fund's relative weighting in the sector. We increased the relative exposure because valuations had become very inexpensive.

   Conversely, as the industrials sector advanced sharply and represented a larger percentage of the Russell Index, we reduced the Fund's relative weighting. We are skeptical that industrial stocks can continue to outperform amid increasing concerns about global economic deceleration. We increased the Fund's energy exposure through specific stocks we identified as attractive valuations.

   To summarize key sector allocations, the Fund's weightings in the information technology and consumer discretionary sectors are larger than those of the Russell Index, while allocations in the financials and utilities sectors are smaller than the Russell Index.

Q: How do you plan to manage the Fund in the coming months?

A: We believe the portfolio's three primary themes continue to present attractive opportunities. We still believe large-cap stocks are more attractive than small- and mid-cap stocks. They have greater international exposure, while trading at the same price-to-earnings multiple as small-and mid-cap stocks. We also maintain the Fund's preference for reasonably priced stocks with growth characteristics over those with value traits. Value stocks tend to be more economically sensitive and we consider such stocks more vulnerable in the current economic environment. We think the emphasis on high quality stocks is likely to be advantageous going forward. These stocks are trading at the same valuations as low quality stocks, and now that economic expansion is in question, we think investors will begin to favor them.

   We have also implemented a new focus on deep value opportunities. These are stocks whose valuations are so low, that they are compelling to us even after taking into account the companies' troubled fundamental conditions. Examples included segments of the financials sector, such as mortgage companies, savings and loans and bond insurance companies, many of which are trading at recessionary levels. An example in the consumer discretionary sector is the homebuilder industry, which we believe is trading below liquidation values. Traditionally, when you buy stocks at valuations like these, you can anticipate outperformance over time, and we are carefully considering individual opportunities.

   In general, we agree with the broad consensus that the U.S. is in an economic deceleration. However, we believe the Federal Reserve will take steps to aggressively combat this situation and that nine months to a year from now we could be on better economic footing. Consequently, we are striving to hold stocks that we believe will be beneficiaries of economic stabilization.

--------------------------------------------------------------------------------

 54 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

             TOTAL                        NET EXPENSES(A)
             1.23%                             1.05%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 1.05%.
AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                               -0.46%
 3 years                              +7.40%
 Since inception (2/4/04)             +8.39%

SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Financials                                                                       25.1%
Energy                                                                           15.5%
Industrials                                                                      10.8%
Consumer Discretionary                                                            9.1%
Health Care                                                                       8.7%
Consumer Staples                                                                  7.4%
Other(1)                                                                         23.4%

 (1) Includes Information Technology 7.3%, Telecommunication Services 6.8%, Utilities 4.3%, Materials 2.7% and Cash & Cash Equivalents 2.3%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Exxon Mobil                           5.9%               $1,293,764
 Bank of America                       3.5                   756,460
 Chevron                               3.0                   650,137
 AT&T                                  3.0                   646,922
 Pfizer                                2.6                   574,045
 Verizon Communications                2.2                   487,493
 ConocoPhillips                        2.2                   483,619
 American Intl Group                   2.2                   471,588
 General Electric                      2.1                   450,141
 Citigroup                             2.0                   441,070

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 28.7% of portfolio assets

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  55

RiverSource VP - Large Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP VALUE FUND LINE GRAPH)

                                                 RIVERSOURCE VP - LARGE                                  LIPPER LARGE-CAP VALUE
                                                     CAP VALUE FUND         RUSSELL 1000 VALUE INDEX           FUNDS INDEX
                                                 ----------------------     ------------------------     ----------------------
2/1/04                                                   $10,000                     $10,000                     $10,000
12/04                                                     11,056                      11,448                      11,032
12/05                                                     11,557                      12,255                      11,723
12/06                                                     13,761                      14,982                      13,865
12/07                                                     13,697                      14,956                      14,207

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Value Fund (from 2/1/04 to 12/31/07) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 56 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Mid Cap Growth Fund

Below, the portfolio management team discusses RiverSource VP - Mid Cap Growth Fund's results and positioning for the 12-month period ended Dec. 31, 2007.

Q: How did the Fund perform for the 12 months ended Dec. 31, 2007?

A: RiverSource VP - Mid Cap Growth Fund advanced
   13.74% for the fiscal year ended Dec. 31, 2007, outperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 11.43% for the period. The Fund underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which was up 21.41% for the same time frame.

Q: What factors most significantly affected the Fund's performance for the period?
A: The mid-cap growth asset class was among one of the best performing segments of the U.S. equity market during the fiscal year. Two key factors supported this performance: growth stocks returned to favor after a long period of underperforming value stocks, and shares of mid-cap companies were particularly appealing candidates for mergers, acquisitions and private equity takeovers.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Mid Cap Growth Fund                   +13.74%

Russell Midcap Growth Index (unmanaged)                +11.43%

Lipper Mid-Cap Growth Funds Index                      +21.41%

(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

   Positioning in the consumer discretionary, information technology and financials sectors added to the Fund's outperformance of the Russell Index. In the consumer discretionary sector, the Fund benefited from good stock selection and an allocation substantially smaller than that of the Russell Index. Consumer discretionary stocks, in general, were extremely weak.

   However, we thought makers of electronic games would be among the few bright spots and GameStop was a notable contributor. Since we purchased GameStop in the middle of the year, it has appreciated sharply and was recently added to the S&P 500 Index. The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance.

   In the information technology sector, stock selection was favorable, while an overweight allocation detracted from performance. In particular, the Fund's software holdings performed well, led by BEA Systems. The stock rose on an acquisition announcement made by Oracle and we locked in gains by reducing the Fund's holdings in BEA Systems. VistaPrint also contributed to results. VistaPrint consolidates local printing into an online service for small businesses and home offices. Revenue growth has been strong due to cost advantages and a shift toward business via the Internet. NavTeq, which provides maps for mobile navigation systems, advanced on takeover rumors and a subsequent acquisition announcement by Nokia. We sold the stock after the announcement.

   Among the Fund's leading contributors was Suntech Power Holdings, an example of a new theme in the portfolio. We have been watching solar companies because we think they are likely to perform well over the next several years. However, many of these stocks rose so sharply that their prices could have easily been considered over-inflated. In July and August, a pullback gave us the opportunity to establish positions in a number of solar-related companies. SunTech Power Holdings has since performed well through year-end.

   In the energy sector, stock selection and an underweight allocation detracted from performance. Underperformance is largely attributable to two energy equipment and services companies, National Oilwell Varco and BJ Services. Natl Oilwell Varco was in the portfolio at the beginning of the year, but after a substantial price increase, we concluded it was overpriced relative to fundamentals and significantly decreased the positions. However, the stock continued to appreciate. BJ Services stock lagged due to the company's disappointing results,

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  57

RiverSource VP - Mid Cap Growth Fund

   but we think it could be an attractive acquisition candidate.

   Other individual detractors included restaurant company Panera Bread, which had disappointing same store sale numbers, and Maxim Integrated Products, a semiconductor chip maker that had financial reporting issues. We subsequently liquidated the holding in Panera Bread.

Q: What changes were made to the Fund's positioning during the period?

A: The most significant change was an increase in the weighting of the consumer discretionary sector, compared to the Russell Index. However, the Fund still holds an underweight in the sector relative to the Index. As the sector weakened, we kept the portfolio weighting steady by adding to our holdings, while the weighting within the Russell Index declined. Though we are not especially optimistic about the outlook for consumer discretionary stocks given hurdles like high energy prices and a weak housing market, we believe valuations adequately reflect the worst case scenario.

   We maintained the portfolio's significant emphasis on technology. We anticipate increased corporate spending on technology, which typically occurs later in an economic cycle. Also, while Microsoft Vista has been selling well on the retail side, corporate implementation is expected later. We think significant upgrades in personal computers will occur as a wider adoption of Vista starts to unfold.

   The portfolio's health care position is slightly larger than that of the Russell Index, but has decreased overall since the start of the year. The portfolio's holdings of industrial and energy stocks are smaller than those of the Russell Index.

Q: What is your tactical view and how will you position the Fund for the months ahead?

A: We are optimistic that U.S. economic growth will continue, although at a slower pace than we have seen in recent years. We consider this a favorable environment for growth stocks. As the economy slows, we begin to see which companies have sustainable growth, not just growth driven by the improving economy. These views may not match current consensus opinion, but we feel they aptly reflect the position of our chief economists and their research.

   As we have previously noted, we manage the portfolio in terms of three thematic segments. The secular segment includes stocks we think can appreciate significantly over one to three years due to participation in a dominant secular trend. The cyclical segment includes stocks with a 12 to 18-month time horizon that may benefit from a new or upgraded product or a macroeconomic event. Finally, the smaller opportunistic segment includes stocks expected to deliver results within six months due to factors such as earnings surprises, regulatory rulings or acquisitions. This thematic approach lets us diversify the time horizon of the portfolio's holdings.

   Solar energy is a key theme within our secular segment. Another is U.S. power transportation and distribution where there have been no meaningful infrastructure upgrades in years. We think individual state spending in this area will be followed by federal spending and building in international markets as well. Within the technology sector, we see a theme in the convergence of voice, video and data networks. Growth in video distribution over the internet will boost demand for faster transmission speeds and storage.

   We believe mid-cap stocks can continue to do well going forward. These stocks remain attractive merger and acquisition candidates and though private equity activity has diminished, we think the weak dollar will foster greater foreign investment in mid-cap stocks. Overall, the Fund's outperformance of the Russell Index was relatively consistent throughout this fiscal year and we continue to strive for solid, risk-adjusted returns.

--------------------------------------------------------------------------------

 58 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 0.88%

 (a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.10%.

AVERAGE ANNUAL TOTAL RETURNS
 at Dec. 31, 2007

 1 year                               +13.74%
 3 years                               +7.77%
 5 years                              +10.85%
 Since inception (5/1/01)              +5.49%


SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Information Technology                                                           33.8%
Health Care                                                                      13.2%
Consumer Discretionary                                                           12.8%
Industrials                                                                      12.5%
Energy                                                                            7.4%
Cash & Cash Equivalents(1)                                                        5.8%
Other(2)                                                                         14.5%

 (1) Of the 5.8%, 3.4% is due to security lending activity and 2.4% is the Fund's cash equivalent position.

 (2) Includes Financials 5.5%, Telecommunication Services 3.0%, Utilities 2.3%, Materials 1.9% and Consumer Staples 1.8%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 VistaPrint                           2.9%               $18,082,101
 TIBCO Software                        2.9                17,897,427
 PMC-Sierra                            2.5                15,395,355
 St. Jude Medical                      2.3                14,106,794
 Applera-Celera Group                  2.3                13,857,081
 Foundry Networks                      2.0                12,062,538
 Brocade Communications
 Systems                               1.7                10,630,970
 TD Ameritrade Holding                 1.7                10,558,521
 Hubbell Cl B                          1.7                10,423,251
 Electronic Arts                       1.6                10,092,372

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART                    The 10 holdings listed here
                             make up 21.6% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  59

RiverSource VP - Mid Cap Growth Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP GROWTH FUND LINE GRAPH)

                                                RIVERSOURCE VP - MID-CAP      RUSSELL MIDCAP GROWTH       LIPPER MID-CAP GROWTH
                                                       GROWTH FUND                    INDEX                    FUNDS INDEX
                                                ------------------------      ---------------------       ---------------------
5/1/01                                                   $10,000                      $10,000                     $10,000
12/01                                                      9,896                        9,136                       9,055
12/02                                                      8,534                        6,632                       6,477
12/03                                                     10,461                        9,464                       8,771
12/04                                                     11,412                       10,929                      10,002
12/05                                                     12,568                       12,252                      10,960
12/06                                                     12,560                       13,558                      12,168
12/07                                                     14,285                       15,107                      14,773

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Growth Fund (from 5/1/01 to 12/31/07) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 60 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Mid Cap Value Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Mid Cap Value Fund's results and positioning for the annual period ended Dec. 31, 2007.

Q: How did RiverSource VP - Mid Cap Value Fund perform for the annual period?

A: RiverSource VP - Mid Cap Value Fund gained 10.35% for the 12 months ended Dec. 31, 2007. The Fund outperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which declined 1.42% for the period. The Fund also outperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 3.62% over the same time frame.

Q: What factors most significantly affected the Fund's performance?

A: The Fund posted impressive gains during the period.
   Helping the Fund's annual results most was having only a modest allocation to financials, the worst performing sector in the Russell Index during the period. Industry allocation within the financials sector -- specifically, an emphasis on insurance companies, which was the best-performing industry within the sector, and minimal exposure to banks and capital market firms, including brokerages and asset managers -- further boosted results. Significant allocations to and stock selection within the strongly-performing oil services and materials industries also contributed to the Fund's performance. Within oil services, diversified energy services companies McDermott Intl and Weatherford Intl, equipment provider Cameron Intl and offshore drilling firm GlobalSantaFe

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

VP RiverSource Mid Cap Value Fund                      +10.35%

Russell Midcap Value Index (unmanaged)                  -1.42%

Lipper Mid-Cap Value Funds Index                        +3.62%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   were standout individual performers. During the fourth quarter, GlobalSantaFe was acquired by Transocean. Within materials, fertilizer company Mosaic performed especially well. Stock selection in the capital goods industry also boosted the Fund's results. Farm machinery manufacturer AGCO, building products conglomerate Trane (formerly American Standard) and engineering and contracting services providers Chicago Bridge & Iron and Fluor were strong individual performers. Elsewhere, consumer staples company Loews-Carolina Group contributed to Fund gains.

   Detracting modestly from the Fund's results was stock selection in the automobile and transportation industry groups. Significant positions in US Airways Group and Ford Motor hurt the Fund's performance. Also, having only modest exposure to integrated oil companies, which were the best performing group in the Russell Index during the period, detracted from results. In particular, not having positions in strong performers Murphy Oil and Noble Energy and having only a small position in Hess hurt the Fund's results.

Q: What changes did you make to the Fund's portfolio during the period?

A: We reduced the Fund's exposure to utilities by trimming positions in such firms as Constellation Energy Group, PPL, Pinnacle West Capital and Citizens Communications. We eliminated the Fund's positions in several commercial banks, including Comerica and Regions Financial. We increased the Fund's allocations to information technology, transportation, capital goods and the automobile industry group. Within information technology, we particularly focused on semiconductor companies, as we saw attractive valuations and opportunities for growth potential in several names such as Micron Technology, Maxim Integrated Products and LSI. We added to the Fund's position in Ford Motor, as we believed the fundamental prospects of the industry group had improved given negotiations carried out with the United Auto Workers (UAW). In capital goods, we added to the Fund's existing positions in Ingersoll-Rand and Eaton. The Fund's exposure to materials also increased during the period, due primarily to market appreciation.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Over the past several months, the global macroeconomic environment has grown increasingly uncertain. In response to this cloudiness, we have increased our emphasis on individual stock selection. This focus has recently led us to new ideas in sectors such as health care

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  61

RiverSource VP - Mid Cap Value Fund

   and information technology, which we believe will complement well the Fund's sustained greater exposure to cyclical sectors, including capital goods and energy. At the same time, we intend to maintain the Fund's already modest exposure to financials in favor of these more attractive sectors given ongoing concerns regarding the capital and credit markets in the U.S.

   As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. We will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.
ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 1.07%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.02%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                               +10.35%
 Since inception (5/2/05)             +16.55%

SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Industrials                                                                      20.3%
Financials                                                                       15.7%
Consumer Discretionary                                                           13.4%
Energy                                                                           12.5%
Information Technology                                                            9.1%
Materials                                                                         7.7%
Other(1)                                                                         21.3%

 (1) Includes Utilities 7.1%, Consumer Staples 4.6%, Health Care 4.5%, Telecommunication Services 2.6%, Telecommunication 0.2% and Cash & Cash Equivalents 2.3%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Loews-Carolina Group                  2.4%               $8,806,799
 AGCO                                  2.4                 8,585,602
 Eaton                                 2.2                 7,855,471
 Mosaic                                2.1                 7,526,445
 PartnerRe                             2.1                 7,418,621
 Ford Motor                            2.0                 7,116,094
 XL Capital CI A                       1.9                 7,006,322
 Everest Re Group                      1.7                 6,153,516
 Aon                                   1.7                 6,111,283
 ACE                                   1.7                 6,002,915

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


PIE CHART                    The 10 holdings listed here
                             make up 20.2% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

 62 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP VALUE FUND LINE GRAPH)

                                               RIVERSOURCE VP - MID CAP                                   LIPPER MID-CAP VALUE
                                                      VALUE FUND           RUSSELL MIDCAP VALUE INDEX          FUNDS INDEX
                                               ------------------------    --------------------------     --------------------
5/1/05                                                  $10,000                      $10,000                      $10,000
6/05                                                     10,630                       10,754                       10,717
12/05                                                    11,822                       11,481                       11,387
6/06                                                     12,780                       12,287                       11,889
12/06                                                    13,633                       13,802                       13,169
6/07                                                     15,044                       13,606                       13,646

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Value Fund (from 5/1/05 to 12/31/07) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  63

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - S&P 500 Index Fund

Below, portfolio manager David Factor discusses RiverSource VP - S&P 500 Index Fund's results and positioning for the annual period ended Dec. 31, 2007.

Q: How did RiverSource VP - S&P 500 Index Fund perform for the annual period?

A: RiverSource VP - S&P 500 Index Fund rose 5.01% for the 12 months ended Dec. 31, 2007, underperforming the 5.49% advance of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, returned 5.25% during the same time frame.

   Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had an expense ratio of 0.50% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report. (See page 153.)

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - S&P 500 Index Fund                     +5.01%

S&P 500 Index (unmanaged)                               +5.49%

Lipper S&P 500 Objective Funds Index                    +5.25%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

"Standard & Poor's(R)," "S&P," "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

Q: What market factors most significantly affected Fund performance?

A: For the S&P 500 Index, 2007 was a tumultuous year of big gains and dramatic losses -- sometimes on the same day. The U.S. equity market began 2007 by extending the 2006 rally, but then the equity markets were buffeted by a late February pullback in China's red hot stock market. The second quarter was strong, ending with the best gains seen since the fourth quarter of 2003. A deteriorating housing market, fallout from non-performing subprime mortgage loans and the associated emergence of a credit crisis began to dramatically roil the equity markets during the summer of 2007. Even with that, it might surprise many investors to learn that stocks enjoyed their best September advance since 1998 and that the S&P 500 Index peaked for the year on Oct. 9. However, concerns subsequently resurfaced regarding ongoing credit market turmoil, which converged with long-standing worries about rising tensions in the Middle East, volatile interest rates, surging oil prices, slowing corporate earnings growth and a weakening U.S. dollar. The Federal Reserve Board (the Fed) cut interest rates three times from September through December in an effort to calm investor concerns and keep the economy from sinking into recession. Still, November ended up being the equity market's worst month of the year. December also generated negative returns, albeit to a more modest degree. All said, some sectors and individual stocks had a spectacular year, while others took a significant beating.

Q: Which equity sectors and securities affected the S&P 500
   Index' performance most during the 12 months?

A: Energy and information technology were the best performing sectors in the S&P 500 Index, with each generating robust, double-digit positive returns. The top performing industries for the period were integrated oil and gas, computer hardware, oil and gas equipment and services, integrated telecommunication services and systems software.

   Conversely, financials and consumer discretionary were the two weakest sectors, each posting double-digit negative returns. As financials was the largest sector by weighting in the Index and in the Fund, it detracted most from the Fund's annual performance. Indeed, all five of the weakest performing industries for the period were part of the financials sector, namely diversified financial services, thrifts and mortgage finance, regional banks, diversified banks and investment banking and brokerage.

   Among individual stocks in the S&P 500 Index, Exxon Mobil, Apple, Google, Chevron and AT&T contributed the most to returns during the 12-month period. The

--------------------------------------------------------------------------------

 64 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

   biggest underperformers were Citigroup, Bank of America, Merrill Lynch & Co, American Intl Group and Comcast.

   As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index, and therefore had a similar effect.

Q: What changes were made to the Fund during the period?

A: Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund's portfolio with the rebalancings undertaken by Standard & Poor's on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

   During the annual period, there were 41 additions and 41 deletions to the Index and the Fund's portfolio. Stocks added to the Index and the Fund included financial companies Discover Financial Services, Assurant, Hudson City Bancorp, American Capital Strategies, IntercontinentalExchange and NYSE Euronext; real estate companies General Growth Properties, Developers Diversified Realty and AvalonBay Communities; high-end retailers Abercrombie & Fitch and Polo Ralph Lauren; energy companies Tesoro Petroleum, Noble Energy and Range Resources; and such other well-known names in various sectors as Precision Castparts, Kraft Foods, Tyco Electronics, Expedia and Washington Post. Deletions included Mellon Bank, MedImmune, Kinder Morgan, Univision Communications, Caremark Rx, Phelps Dodge, Equity Office Properties, Comverse Technology, BellSouth, Keyspan Energy, First Data, Hilton Hotels, Bausch & Lomb, Manor Care and Dow Jones.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We do not anticipate any changes in the Fund beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund's portfolio with the S&P 500 Index.

   Whether the market can recover from its end-of-year doldrums depends on many factors, including how often the Fed cuts interest rates, the level of crude oil prices, corporate earnings reports, whether the housing market's woes simply slow economic growth or tip the economy into recession, and geopolitics, including potential outcomes of the ongoing war in Iraq, tensions with Iran, instability in Pakistan and upcoming presidential elections in Russia. We expect that U.S. economic growth should remain relatively firm and corporate earnings will continue to grow, though both at slowed paces, and so we remain generally optimistic for the equity market's prospects going forward. Valuations range from reasonable to inexpensive in select sectors. Still, we expect returns to be more muted than heroic in what appears to be a mid-to-late cycle slowdown for the economy.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  65

RiverSource VP - S&P 500 Index Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

             TOTAL                        NET EXPENSES(A)
             0.51%                             0.50%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.495%.

AVERAGE ANNUAL TOTAL RETURNS
 at Dec. 31, 2007

 1 year                                +5.01%
 3 years                               +8.11%
 5 years                              +12.27%
 Since inception (5/1/00)              +1.15%


SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Financials                                                                       17.2%
Information Technology                                                           16.4%
Energy                                                                           12.6%
Health Care                                                                      11.7%
Industrials                                                                      11.3%
Consumer Staples                                                                 10.0%
Other(1)                                                                         20.8%

 (1) Includes Consumer Discretionary 8.3%, Telecommunication Services 3.5%, Utilities 3.5%, Materials 3.3% and Cash & Cash Equivalents 2.2%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Exxon Mobil                           3.9%              $14,808,453
 General Electric                      2.8                10,837,821
 Microsoft                             2.2                 8,286,043
 AT&T                                  1.9                 7,291,411
 Procter & Gamble                      1.7                 6,596,273
 Chevron                               1.5                 5,700,969
 Johnson & Johnson                     1.5                 5,521,759
 Bank of America                       1.4                 5,297,370
 Apple                                 1.3                 5,016,177
 Cisco Systems                         1.2                 4,750,948

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 19.4% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

 66 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE S&P 500 INDEX FUND LINE GRAPH)

                                                RIVERSOURCE VP - S&P 500                                LIPPER S&P 500 OBJECTIVE
                                                       INDEX FUND                 S&P 500 INDEX                FUNDS INDEX
                                                ------------------------          -------------         ------------------------
5/1/00                                                   $10,000                      $10,000                     $10,000
12/00                                                      9,016                        9,276                       9,253
12/01                                                      7,893                        8,173                       8,123
12/02                                                      6,123                        6,367                       6,312
12/03                                                      7,837                        8,193                       8,095
12/04                                                      8,642                        9,084                       8,950
12/05                                                      9,022                        9,530                       9,366
12/06                                                     10,400                       11,035                      10,822
12/07                                                     10,921                       11,641                      11,390

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - S&P 500 Index Fund (from 5/1/00 to 12/31/07) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  67

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Select Value Fund

RiverSource VP - Select Value Fund increased 6.03% for the annual period ended Dec. 31, 2007, outperforming the Russell 3000(R) Value Index (Russell Index), which decreased 1.01% and the Russell Midcap Value Index (effective Jan. 1,
2008), which declined 1.42% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Multi-Cap Value Funds Index*, which declined 1.04% and Lipper Mid-Cap Value Funds Index, which returned 3.62% for the period.

Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE), both independent money management firms, manage portions of the Fund. As of Dec. 31, 2007 Systematic managed approximately 55% of the Fund while WEDGE managed approximately 45%.

* Effective Jan. 1, 2008, the Lipper Mid-Cap Value Funds Index replaced the Lipper Multi-Cap Value Funds Index for purposes of determining performance incentive adjustment.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Select Value Fund                      +6.03%

Russell 3000 Value Index (unmanaged)                    -1.01%

Russell Midcap Value Index                              -1.42%

Lipper Multi-Cap Value Funds Index                      -1.04%

Lipper Mid-Cap Value Funds Index                        +3.62%

(see "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Q: What factors most significantly affected your portion of the Fund's performance during the period?

   SYSTEMATIC: While our sector allocations helped as well, stock selections provided the overwhelming majority of returns for our portion of the Fund. Particularly strong stock selections were made in the financials, industrials, consumer discretionary and materials sectors. Conversely, information technology was the most disappointing sector.

   A strong performer in our portion of the fund was GameStop, a video game and personal computer entertainment retailer that sells both hardware and software. The computer game console business has been on the upswing with the introduction of new systems like the Nintendo Wii, Playstation 3 and Xbox
   360. Earnings for the quarter were well ahead of Wall Street expectations as recent price cuts on these new systems drove demand higher. The outlook for the future is also bright, as strong hardware sales today bring about strong software sales tomorrow. On the software side, the company has built up a substantial business segment with the sale of used games, a service that retailers like Wal-Mart and Best Buy do not offer. Used game sales carry high margins and account for approximately 20% of revenues.

   Another positive contributor to performance was Celanese, a specialty chemical company focusing on a wide range of value-added industrial chemicals. Over the last two years the company has been transformed from a commodity chemical company to a specialty chemical company through strategic asset sales and acquisitions. Throughout this period, the company's margins increased roughly 25%. A key catalyst has been the company's ability to increase pricing, particularly in international markets, which generate roughly 40% of the company's revenue. As a result of this robust margin expansion, the company has handily beat consensus estimates over the last year by substantial amounts. The latest earnings surprise was driven by better than expected revenues and better operating margins as Celanese specialty products commanded higher prices. With a current valuation of roughly 12 times next year's earnings vs. its peer group average of 16 times, we feel Celanese has room to appreciate. In fact, given the company's strong fundamentals and recent success, we would argue that Celanese deserves a premium to the group.

   On the downside, one stock that detracted from returns was Big Lots, a U.S. closeout retailer. The stock was purchased based on our expectations for operating margin improvement, but failed to deliver. Unfortunately, we determined that the company's sales outlook had softened and margin improvement momentum had slowed.

--------------------------------------------------------------------------------

 68 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Select Value Fund

   WEDGE: The domestic equity market has been characterized by negative investor sentiment and continued volatility, driven by fears across multiple fronts. Concerns about an economic slowdown stemming from a troubled housing market, a material increase in home loan defaults, high energy prices that could affect consumer spending and subsequently corporate profit margins all took a toll during the period. A closely-related concern was the credit-worthiness of financial institutions due to considerable uncertainty regarding appropriate valuations of securities such as subprime mortgages held both on and off the balance sheets of many of these firms.

   Continued commodity-based inflation poses an additional concern, which would not only negatively impact economic growth, but also potentially limit the Federal Reserve's ability to lower interest rates in hopes of stimulating the economy. Also, the value of the U.S. dollar, which has been under severe pressure, has caused concerns over the willingness of foreign entities to invest in our domestic markets.

   Performance for our portion of the Fund was negatively impacted by our below-market exposure to energy, the best performing sector in the benchmark. Also, detracting from returns was our stock selection in consumer staples. For example, Darden Restaurants' earnings were hurt by increased food and labor expenses, as well as lower consumer spending levels. In utilities, stock selection also detracted from performance. Two companies that created a drag on performance were Idacorp, whose hydroelectric utility operations continued to face adverse weather conditions, and Pinnacle West Capital, which is working through a disappointing regulatory ruling and will re-file a rate-adjustment case.

   Favorable areas of performance came from our relatively low commitment to finance as well as stock selection in energy and consumer durables. Notable contributors included Compass Bancshares, Simon Property Group, CONSOL Energy and BorgWarner.

Q: What changes did you make to your portion of the Fund during the period?

   SYSTEMATIC: As noted earlier, GameStop's value increased markedly. Due to solid performance during the period and GameStop's expanded valuation, we elected to sell the stock, realizing the profit for our portion of the Fund.

   Sensing a continued downturn for Big Lots and an apparent lack of potential, we decided to sell the shares in our portion of the portfolio. Since doing so, Big Lots has lowered earnings guidance and its shares have continued to fall in price.

   Sector level positioning was adjusted over the year. We increased exposure to consumer discretionary, health care, consumer staples and energy, while reducing exposure to the telecommunication services, materials, and information technology sectors.

   WEDGE: Among the most significant changes to the portfolio during the year were alterations made to improve profit potential in the consumer staples, utilities and financials sectors. In consumer staples, we sold Hormel and purchased Intl Flavors & Fragrances, JM Smucker and Sara Lee -- companies with improved earnings growth potential and more favorable valuations. In the utility sector, we added SCANA, a high quality, low risk, attractively priced utility, as well as Energen, a gas utility and production company with long-lived reserves, a 99% drilling success rate and favorable regulatory environment. In our portion of the Fund we reduced exposure to Idacorp and Pinnacle West, two utilities facing short term issues, as previously noted. And lastly, in the financials sector we sold Compass Bancshares and an insurance holding company, Old Republic Intl. We directed the proceeds of these sales to two companies: Genworth Financial, an insurance company whose return on equity should increase from its reallocation of capital to faster growing, more profitable product lines, and Endurance Specialty Holdings, a diversified re-insurance company with good capital management, high return on equity and strong projected growth in book value per share.

Q: How are you positioning your portion of the Fund going forward?

   SYSTEMATIC: The outlook for the economy as a whole is murkier now than it has been in some time. The consensus seems to be that the odds of a recession are rising although it appears many pundits still think the economy will likely avoid one in the near term. As we have pointed out previously, the linchpin here is the consumer. We believe the effect of the housing downturn and credit crunch on consumer confidence and spending will ultimately be what determines the course of the economy and the markets going forward. There is little argument that consumer spending has slowed, placing a significant drag on economic growth. However, we believe a more substantial pullback would be required to push the economy from slower growth into recession.

   We continue to believe that our discipline is well-suited for the current environment. This was certainly the case in 2007, and this focus served our portion of the portfolio well. We believe this environment should continue into 2008.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  69

RiverSource VP - Select Value Fund

   WEDGE: We believe a prudent approach to the market with an abundance of caution is appropriate. With this in mind, our portion of the Fund continues to hold less exposure to financials and consumer cyclicals, and more exposure to information technology and health care. We believe that the information technology sector should benefit from attractive valuations as companies look for new ways to increase productivity in a slower growth economy, while health care should also become increasingly attractive as the earnings growth rate slows for the market as a whole. Going forward, subject to finding appropriate company fundamentals and reasonable valuations, we will target high quality companies with sustainable earnings growth, increase our weighted average capitalization anticipating the market's continued rotation to large-cap stocks, reduce our exposure to financials as the yield curve moves to a more normalized shape, gain more clarity regarding balance sheet health and increase our dividend yield.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

             TOTAL                        NET EXPENSES(A)
             1.22%                             0.94%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.06%), will not exceed 1.00%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31. 2007

 1 year                               +6.03%
 3 years                              +7.26%
 Since inception (2/4/04)             +8.99%


SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Financials                                                                       23.1%
Utilities                                                                        13.7%
Industrials                                                                      12.2%
Consumer Discretionary                                                           11.7%
Information Technology                                                           10.1%
Consumer Staples                                                                  7.6%
Other(1)                                                                         21.6%

 (1) Includes Materials 7.5%, Health Care 6.7%, Energy 5.0%, Telecommunication Services 1.6% and Cash & Cash Equivalents 0.8%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 RR Donnelley & Sons                   1.9%                $501,942
 Safeco                                1.8                  484,415
 Comerica                              1.8                  483,183
 Sonoco Products                       1.8                  480,396
 VF                                    1.8                  473,754
 AptarGroup                            1.8                  466,374
 Darden Restaurants                    1.7                  440,589
 Duke Realty                           1.7                  438,144
 NTELOS Holdings                       1.6                  424,567
 Realty Income                         1.6                  421,512

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 17.5% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

 70 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Select Value Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SELECT VALUE FUND LINE GRAPH)

                               RIVERSOURCE VP -    RUSSELL 3000 VALUE   LIPPER MULTI-CAP     RUSSELL MIDCAP      LIPPER MID-CAP
                               SELECT VALUE FUND         INDEX          VALUE FUNDS INDEX      VALUE INDEX      VALUE FUNDS INDEX
                               -----------------   ------------------   -----------------    --------------     -----------------
2/1/04                              $10,000              $10,000              $10,000             $10,000              $10,000
12/04                                11,340               11,478               11,253              12,053               11,620
12/05                                11,397               12,264               11,965              13,578               12,637
12/06                                13,200               15,004               14,008              16,323               14,616
12/07                                13,996               14,853               13,862              16,091               15,145

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Select Value Fund (from 2/1/04 to 12/31/07) as compared to the performance of four widely cited performance indices, the Russell Midcap Value Index, the Russell 3000(R) Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.*

The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.*

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.**

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.**

On Jan. 1, 2008, the Russell 3000 Value Index was replaced with the Russell Midcap Value Index, which will be used as the Fund's primary benchmark going forward. Information on both indexes will be included for a one year transition period. In the future, however, only the Russell Midcap Value Index will be included.

 * Recently, the Fund's Investment manager recommended to the Fund that the Fund change its comparative index from the Russell 3000 Value Index to the Russell Midcap Value Index. The Investment Manager made this recommendation because the new index more closely represents the Fund's holdings.

** On Jan. 1, 2008, the Lipper Mid-Cap Value Funds Index replaced the Lipper
   Multi-Cap Value Funds Index for purposes of determining performance incentive adjustment. The Fund's performance will be compared to a 12 month blended index return that reflects the performance of the Lipper Mid-Cap Value Funds Index (current index) for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the Lipper Multi-Cap Value Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  71

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Short Duration U.S. Government Fund

Below, portfolio managers Scott Kirby and Jamie Jackson discuss RiverSource VP - Short Duration U.S. Government Fund's results and positioning for the annual period ended Dec. 31, 2007.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the annual period?

A: RiverSource VP - Short Duration U.S. Government Fund rose 5.33% for the 12 months ended Dec. 31, 2007. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 7.10%. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 5.56% during the same time frame.

Q: What factors most significantly affected Fund performance during the annual period?

A: The 12-month period ended Dec. 31, 2007, marked a period of substantial volatility in the global financial markets. The markets' main concerns stemmed from the deteriorating U.S. housing market and mounting losses on mortgage securities directly tied to the performance of lower quality, subprime loans. What started in the mortgage sector spread to all corners of the fixed income markets, as investors fled riskier sectors en masse. Heightened fears, in turn, dramatically reduced liquidity. The Federal Reserve Board (the Fed) responded by

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Short Duration U.S. Government
  Fund                                                  +5.33%

Lehman Brothers 1-3 Year Government Index
  (unmanaged)                                           +7.10%

Lipper Short U.S. Government Funds Index                +5.56%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Shares of the RiverSource VP - Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

   lowering interest rates 100 basis points (1.00%) over the period and making other changes designed to support liquidity in the banking and financial systems. Interest rates fell significantly during the period, as investors fled riskier assets for the relative safety of Treasuries, pushing yields lower. Away from Treasuries, however, other fixed income sectors posted less-strong results. Securities with credit risk -- especially those with mortgage-related credit risk -- faced significant selling pressure during the July and August "credit panic." Although the market stabilized temporarily in the fall, November brought a fresh round of panic as the market was spooked by increasing talk of an impending recession -- a conversation that continued through the end of the year.

   The primary contributor to the Fund's performance was its duration positioning. The Fund maintained a longer duration than the Lehman Index through most of the annual period, which helped results, as interest rates declined over the 12 months. Duration is a measure of the Fund's sensitivity to changes in interest rates.

   To a much more modest degree, the Fund's exposure to Treasury Inflation Protected Securities (TIPS) contributed to results. TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, during the period, as actual inflation came in higher than expectations.

   Yield curve positioning detracted from performance over the period. The Fund maintained a yield curve flattening bias. However, while U.S. Treasury yields moved lower across the yield curve, they did so more significantly in the shorter segments than at the long-term end, causing the U.S. Treasury yield curve to steepen over the annual period.

   The Fund's sizable exposure to mortgage-backed securities also detracted from results, as mortgage-backed securities posted positive returns, but underperformed both agency securities and Treasuries during the annual period. Issue selection within mortgage-backed securities boosted returns; particularly the Fund's emphasis on premium coupon securities. Higher coupon mortgage-backed securities outperformed lower coupon mortgage-backed securities for the period.

Q: What changes did you make to the Fund and how is it currently positioned?

A: Within the Fund's allocations to both mortgage-backed securities and agency securities, we shifted to a somewhat more aggressive strategy as spreads, or the difference in yields between these securities and U.S. Treasuries, widened and valuations reached compelling levels during

--------------------------------------------------------------------------------

 72 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

   the annual period. For example, during the latter months of the period, we increased the Fund's spread duration, which measures the price sensitivity of a specific sector or asset class to a 1.00% movement -- either wider or narrower -- in its spread relative to Treasuries. Mortgage spread duration, for instance, considers the widening or narrowing of the option-adjusted spread (OAS) that takes into account the prepayment risk of mortgage-backed securities. By the end of the period, we felt the Fund was well positioned for tighter spreads anticipated over the coming months.

   As interest rates rallied over the annual period, we reduced the Fund's duration relative to the Lehman Index, bringing it from a slightly longer duration to a modestly shorter duration than the Index. We implemented this strategy primarily by selling Treasuries with maturities at the longer end of the 1-3 year portion of the yield curve.

   The portfolio turnover rate of 213% during the annual period can primarily be attributed to rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: At the end of December, we believed that fixed income market fundamentals had taken a back seat in investors' minds to technical factors and overly-pessimistic fears regarding both liquidity and the U.S. economy, causing rates to decline more than was warranted. Going forward, we intend to position the Fund to take advantage of the compelling valuations we saw in the last months of the period and to participate in the recovery of high quality spread sectors, or non-Treasury sectors, that we anticipate for 2008 when fears have hopefully subsided and liquidity returned to the markets. We expect economic growth prospects and the potential for higher inflation to ultimately recapture investors' attention.

   As trend-like growth resumes in 2008 and inflation pressures remain, we expect rates may well move higher, and intend to maintain the Fund's shorter-than-Lehman Index duration implemented toward the end of the period. We also intend to maintain the Fund's premium coupon bias among its mortgage-backed holdings, as prepayments are expected to remain slow. As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.
SECTOR BREAKDOWN

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Mortgage-Backed*                                                                 51.9%
U.S. Government Obligations & Agencies                                           23.5%
Cash & Cash Equivalents                                                          18.8%
Asset-Backed                                                                      2.5%
Foreign Government                                                                1.9%
Commercial Mortgage-Backed                                                        1.4%

 * Of the 51.9%, 9.6% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL
 0.77%

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                                +5.33%
 3 years                               +3.57%
 5 years                               +2.61%
 Since inception (9/15/99)             +4.10%

---------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  73

RiverSource VP - Short Duration U.S. Government Fund
THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND LINE GRAPH)

                                                 RIVERSOURCE VP - SHORT
                                                DURATION U.S. GOVERNMENT    LEHMAN BROTHERS 1-3 YEAR        LIPPER SHORT U.S.
                                                          FUND                  GOVERNMENT INDEX         GOVERNMENT FUNDS INDEX
                                                ------------------------    ------------------------     ----------------------
10/1/99                                                  $10,000                      $10,000                     $10,000
12/99                                                     10,045                       10,055                      10,060
12/00                                                     10,896                       10,876                      10,856
12/01                                                     11,590                       11,804                      11,628
12/02                                                     12,266                       12,514                      12,243
12/03                                                     12,452                       12,765                      12,417
12/04                                                     12,558                       12,902                      12,542
12/05                                                     12,756                       13,125                      12,753
12/06                                                     13,246                       13,666                      13,265
12/07                                                     13,952                       14,636                      14,003

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Short Duration U.S. Government Fund (from 10/1/99 to 12/31/07) as compared to the performance of two widely cited performance indices, the Lehman Brothers 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

 74 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Small Cap Advantage Fund

RiverSource VP - Small Cap Advantage Fund declined 4.19% for the year ended Dec. 31, 2007, underperforming its benchmark, the Russell 2000(R) Index (Russell Index), which fell 1.57% for the same period. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, increased 1.92% for the period. The Fund is managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management (Kenwood) (an indirect partially owned subsidiary of Ameriprise Financial, Inc.) in Minneapolis, MN.

Q: What factors most significantly affected the Fund's performance?

A: The year started on an upbeat note for small-cap investors, with the Russell Index advancing to close at an all-time high on July 13. However, a steady stream of discouraging headlines about the unfolding credit crisis and deterioration in the housing market drove small-cap stock prices lower during the second half of 2007. The market environment in this period was characterized by extreme volatility accompanied by a marked increase in investor risk aversion.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Small Cap Advantage Fund               -4.19%

Russell 2000 Index (unmanaged)                          -1.57%

Lipper Small-Cap Core Funds Index                       +1.92%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Investments in small capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

   Large-cap and small-cap stocks performed comparably during the first half of the year, but small-cap stocks did not weather the mid-year downturn as well as large-cap stocks, which finished ahead of small-caps for only the second time over the last eight years. Commodity-related sectors linked to global growth themes, such as materials, industrials, and energy, were the best performing small-cap sectors during the period. On the other hand, economic sectors with connections to the problems in housing, retail, and mortgage finance -- such as finance, REITs, and consumer discretionary -- underperformed dramatically.

   Consistent with our strategy of maintaining sector neutrality versus the Russell Index, we focused on stock selection. Stock selection in technology, health care and finance accounted for most of our performance shortfall in 2007, while stock selection in consumer cyclicals, basic materials and capital goods made a significant positive contribution to the Fund's return for the year.

   Our top contributor in the consumer discretionary sector was online advertiser aQuantive, whose share price surged on news that it was being acquired by Microsoft. In addition, Chipotle Mexican Grill, advanced on strong same-store sales and earnings that topped estimates for eight consecutive quarters. The Fund also benefited from overweight positions in DeVry and Deckers Outdoor, both of which reported very strong earnings during the year. Finally, our performance in the consumer discretionary sector benefited from being underweight relative to the Russell Index in a number of broadcasting and housing-related stocks that significantly underperformed during the year.

   Stock selection in a number of groups within the industrials and materials sectors also contributed positively to the Fund's performance. For example, our overweights in the manufacturing group, including Robbins & Meyer, Columbus McKinnon, and Graftech International, added to the Fund's return. In materials, our positions in fertilizer companies Terra Industries and CF Industries provided positive performance, as the companies continued to benefit from strong worldwide demand for agricultural commodities.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  75

RiverSource VP - Small Cap Advantage Fund

   Conversely, stocks in information technology, health care, and financials detracted from performance. Among our holdings in technology, shares of Imation declined sharply after the company's earnings fell short of consensus expectations. Our position in Chordiant Software, a producer of sales and marketing infrastructure software, declined due to its exposure to financial sector customers. In addition, our relative performance in technology was hurt by underweights in a number of poorly-rated stocks that rallied sharply or were acquired at substantial premiums, including Sohu.com, WebEx Communications, Andrew Corp, and Concur Technologies.

   Buy-out activity in the health care sector during the first half of the year also hurt our relative performance. For example, Biosite, a cardiac diagnostic company, surged on news that it was being acquired by Beckman Coulter at over a 50% premium. In June, shares of Ventana Medical Systems, a medical equipment marker, soared on news of a proposed acquisition by Roche. Kyphon, another one of our larger underweights relative to the Russell 2000 in the medical device group, was acquired by Medtronic at a substantial premium to its stock price. All three of these companies were rated poorly by our quantitative models due to inefficient scale or use of capital when the acquisitions were announced. In addition, several of our overweight positions in health care, including Noven Pharmaceuticals and MedCath, underperformed following weaker than expected earnings reports.

   In financials, the largest detractors to Fund performance resulted from stock selection in the regional bank and savings and loan groups. Among our holdings in west coast banks, shares of East West Bancorp underperformed on concerns related to commercial loan exposure to California residential real estate developers. Performance was also penalized by positions in a number of savings and loan groups that reported deteriorating credit trends in their mortgage loan portfolios, including BankUnited Financial, FirstFed Financial, and Downey Financial.

   Our quantitative stock selection process favors stocks with strong company fundamentals, such as above-average profit and cash flow margins, and attractive valuations. Valuation-based appraisal factors, principally our free-cash-flow yield model and trailing earnings yield model, were generally ineffective indicators of relative performance for the year, as investors ignored valuation in search of companies with positive growth prospects in a slowing economy. On balance, our approach was only moderately effective during the period in helping us to differentiate between winners and losers.

Q: How would you describe your investment strategy/approach?

A: Our strategy employs a quantitative approach to stock selection. We use computer models to identify the most attractive stocks in each economic sector, using valuation, earnings and price-related variables. In addition, we look for quality companies, differentiated by superior cash flow generation and attractive relative valuations, on both the growth and value sides of the small-cap universe.

   We believe the objectivity of our approach is a competitive advantage because investors often allow their emotions to stand in the way of making sound investment decisions. We invest in all sectors of the small-cap market at roughly the same weightings as the benchmark and avoid "top down" rotational bets, which we believe introduce unnecessary risk to the portfolio. Our objective is to own a portfolio of stocks that represents the best opportunities in each sector. Our strong opinion is that a balanced strategy focused on valuation, earnings and price-related variables will produce consistent and attractive risk-adjusted returns for the Fund over the long term. The portfolio's turnover rate for the annual period was 150%.

Q: How are you positioning the portfolio going forward?

A: Our strategy is to continue to select stocks one at a time.
   We strive to provide balanced exposure to both growth and value small-cap stocks and we seek to manage risk by maintaining sectors weightings similar to the Russell Index.

   The outlook for the U.S. equity market in the first half of 2008 is challenging. Corporate spending and profit growth has slowed considerably due to weakness in areas focused on the domestic economy, such as the consumer and financial sectors. While profit growth has remained solid for those sectors that have benefited from strong global growth (such as industrials, materials, energy, and certain groups within information technology) the demand for U.S. exports seems likely to weaken in 2008 as European economies slow and tighter monetary policy in China and other developing economies takes hold. At the same time, ongoing turmoil in the credit markets has reduced the willingness of banks to lend to businesses and consumers.

   However, we also note that the equity market has already gone a meaningful way toward discounting a slowdown in the U.S. economy and corporate earnings growth. Assuming that the U.S. economy avoids a steep downturn in 2008, we believe that superior top-line growth in the small-cap universe should translate into further price/earnings expansion. More aggressive easing of monetary policy by the Federal Reserve, combined with

--------------------------------------------------------------------------------

 76 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

   investor willingness to discount a recovery in economic and financial conditions in the second half of 2008, may also help to set the set the stage for a rebound in small-cap equities later in the year.

   Market volatility in recent months has begun to produce greater differentiation in valuation among financial and consumer-related stocks. We expect this trend to become more widespread in 2008 as the earnings slowdown leads to greatly diverging operating performance among small-cap companies. As a result, appraisal factors based on earnings surprise, analyst estimate revisions and relative valuations should continue to be effective in 2008 as stock selection tools.

   Our small-cap strategy remains focused on individual stock selection based on our quantitative appraisal discipline. Consistent with our strategy, we maintain a risk-neutral position relative to the Russell Index in terms of characteristics such as sector membership, market capitalization and nominal share price.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

 TOTAL(A)
 1.08%

 (a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.07%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                                -4.19%
 3 years                               +3.90%
 5 years                              +14.48%
 Since inception (9/15/99)             +7.34%


SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Financials                                                                       19.3%
Information Technology                                                           18.6%
Industrials                                                                      14.3%
Health Care                                                                      13.8%
Consumer Discretionary                                                           13.1%
Energy                                                                            6.5%
Other(1)                                                                         14.4%

 (1) Includes Materials 5.4%, Consumer Staples 3.1%, Utilities 2.8%, Telecommunication Services 2.2% and Cash & Cash Equivalents 0.9%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 CF Inds Holdings                      0.7%               $1,056,576
 DeVry                                 0.5                   883,320
 FLIR Systems                          0.5                   795,020
 Hologic                               0.5                   774,671
 Woodward Governor                     0.5                   769,058
 Aspen Insurance Holdings              0.5                   744,071
 Aftermarket Technology                0.5                   741,472
 Terra Inds                            0.4                   702,072
 Interactive Data                      0.4                   699,812
 Priceline.com                         0.4                   689,160

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


Pie Chart                    The 10 holdings listed here
                             make up 4.9% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  77

RiverSource VP - Small Cap Advantage Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP ADVANTAGE FUND LINE GRAPH)

                                               RIVERSOURCE VP - SMALL CAP                                 LIPPER SMALL-CAP CORE
                                                     ADVANTAGE FUND            RUSSELL 2000 INDEX              FUNDS INDEX
                                               --------------------------      ------------------         ---------------------
10/1/99                                                 $10,000                       $10,000                      $10,000
12/99                                                    11,333                        11,844                       11,896
12/00                                                    11,804                        11,486                       12,720
12/01                                                    11,034                        11,772                       13,627
12/02                                                     9,151                         9,361                       11,007
12/03                                                    13,530                        13,785                       15,509
12/04                                                    16,039                        16,311                       18,358
12/05                                                    16,813                        17,053                       19,745
12/06                                                    18,779                        20,186                       22,450
12/07                                                    17,992                        19,869                       22,882

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Advantage Fund (from 10/1/99 to 12/31/07) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

 78 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Small Cap Value Fund

RiverSource VP - Small Cap Value Fund declined 4.90% for the 12 months ended Dec. 31, 2007, outperforming its benchmark, the Russell 2000(R) Value Index (Russell Index), which fell 9.78% during the same period. The Fund underperformed its peer group as represented by the Lipper Small-Cap Value Funds Index, which decreased 4.57% during the period.

During the entire annual period, the Fund's portfolio was managed by four independent money management firms; Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley); Donald Smith & Co., Inc. (Donald Smith); Franklin Portfolio Associates LLC (Franklin Portfolio) and River Road Asset Management, LLC (River
Road). On July 16, 2007 a fifth management firm, Denver Investment Advisors LLC (Denver) was added. As of Dec. 31, 2007, each of these five firms managed approximately 20% of the Fund's assets.

Q: What factors most significantly affected results for your portion of the Fund for the period?

   BARROW, HANLEY: Stock selection and large holdings in the industrials sector were primarily responsible for positive performance in our portion of the portfolio. Within the industrials sector, leading contributors to performance included Flowserve Corp., Harsco Corp. and Kaydon Corp.

   Lower exposure in the poorly performing financials sector, particularly within consumer finance, also assisted performance. While the consumer discretionary sector was the worst performing sector of the benchmark, our stock selection within the sector contributed positively to performance, though positioning somewhat tempered the impact.

                    PERFORMANCE COMPARISON
               For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource VP - Small Cap Value Fund                   -4.90%

Russell 2000 Value Index (unmanaged)                    -9.78%

Lipper Small-Cap Value Funds Index                      -4.57%

(see "The Fund's Long-term Performance" for Index descriptions)
The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

   DENVER: In a year when high-quality, dividend paying small-cap stocks had a significant headwind, we were pleased with the performance of our portion of the Fund. Furthermore, our portion's positioning provided some downside protection in the second half of 2007 when markets turned decidedly negative.

   For our portion of the portfolio, the three highest contributing sectors were transportation, health care and telecommunication services. Leading the transportation sector's results was Diana Shipping, a dry bulk shipping company that benefited from increasing global demand for commodities and a limited supply of new ships. The largest contributor in health care was Meridian Bioscience, which experienced strong sales growth tied to its test kits for gastrointestinal and respiratory diseases. Revenue strength and mix drove operating leverage and margin improvement. Within telecommunication services, Belden continues to execute on its asset restructuring strategy with improving margins and cash flow above expectations. We anticipate that volume growth will increase in 2008, which should drive cash flows and returns higher.

   The three sectors that detracted most from performance in our portion of the portfolio were materials, consumer staples and industrials. A lower performance in materials stemmed from reduced holdings in this sector that has had strong performance over the last several years but, in our opinion, doesn't offer compelling valuations. Within consumer staples, more than half of the negative contribution was attributable to our reduced exposure. The positive contribution provided by our slightly heavier positioning in industrials was more than offset by lackluster stock selection. However, there were no individual positions within industrials that stood out as notably poor performers.

   DONALD SMITH: Stocks that performed well in our portion of the portfolio during the annual period include Genesis Healthcare (acquired), Triquint Semiconductor, AK Steel, Stone Energy, Integrated Silicon Solution and Ryerson (acquired). In general, companies impacted by an economic slowdown and higher oil prices, such as airlines Air France-KLM and Alaska Air Group, retailer Dillard's and auto parts makers Visteon, did poorly. Semiconductor companies Spansion and Semiconductor Mfg Intl suffered from an industry-wide surplus of memory chips that led to sharp pricing declines.

   FRANKLIN PORTFOLIO: Holdings that detracted from performance came from various industries. Amid a difficult year for casual dining stocks, restaurant holding company Ruby Tuesday fell more than its peers,

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  79

RiverSource VP - Small Cap Value Fund

   particularly in the second half of the year when lower same-store sales and lower earnings guidance raised investor concerns. In the financials sector, the impact of the subprime mortgage decline continued to widen as the year went on. Holdings that were negatively impacted by the subprime mortgage collapse included BankUnited Financial, a Florida-based bank holding company, Ocwen Financial, a loan servicing company and Fremont General, an originator of subprime loans.

   Stock selection was strongest among materials stocks. CF Industries and Terra Industries are both fertilizer manufacturers that benefited from strong demand and pricing for fertilizer due to increased agriculture activity caused by rising demand for corn-based ethanol and record-setting grain prices. Steel Dynamics was another materials stock that performed well during the annual period due to strong world steel markets and diversification in its product line. In consumer discretionary, watchmaker Fossil Inc. rose on solid earnings that were driven by licensed watch sales and new accessory product introductions. The company also provided a positive outlook for continued growth.

   RIVER ROAD: Despite broad weakness in small-cap value stocks overall, weightings and stock selection in five industry sectors assisted our portion of the portfolio for the annual period; the three key sectors were energy, materials, and financials. In energy, a significant amount of positive performance was contributed by one of the stocks in our top ten holdings. Looking at materials, a standout performer was AptarGroup, Inc. This specialty dispenser packaging manufacturer reported strong results due to growth in its high-margin pharmaceutical dispensing packaging unit. Third, and perhaps the most helpful stance in our portion of the portfolio, was a maintained underweight in the weak financials sector, which suffered from a deteriorating lending environment and lack of attractive valuations.

   Most of the negative performance within the portfolio can be traced to the consumer discretionary sector, with virtually all of the portfolio's decline coming from this challenged sector. Historically, our consumer-related investments have performed well when the broader sector is out of favor. That was not the case, however, during the broad correction in the second half of the year.

   Stock selection was another detractor from performance. The most detrimental holding was Travel Centers of America (TA), which operates and franchises a large nationwide network of truck stops. The company met our investment criteria as we added to the size of this position, feeling comfortable with its net cash balance and tangible book value for the long-term; however, we did not have an opportunity to observe actions of the firm's management, which had a negative impact on share price.

Q: What changes did you make to your portion of the Fund?

   BARROW, HANLEY: Given our methodology, changes to our portion of the portfolio depend significantly on identifying what we believe are companies with the potential for high fundamental improvement. During the reporting period, the following stocks were sold from the portfolio: 21st Century Insurance, Brady Corp., Chesapeake Energy Corp., Dollar General, Idex and Swift Transportation. Added to the portfolio were Brooks Automation, Family Dollar Store, Korn/Ferry Intl Marinemax, Stewart Information Services, Winnebago Inds and Wolverine World Wide.

   DENVER: As a relatively new manager for a portion of the Fund, we have focused our efforts on establishing holdings based on our investment philosophy. We employ a proprietary multi-factor, sector-based model that has proven potential to predict superior risk-adjusted returns within a sector. The most attractively ranked stocks are then put through a fundamental discipline that is structured around a custom financial model. Understanding a company, assessing its future and evaluating information can only be captured through in-depth fundamental research.

   We then continue the use of our custom financial model to calculate what we think the security is worth today. Team members challenge the investment thesis and forecasts for the company. Once a stock has been discussed from all angles and a buy decision has been made, its level of exposure is determined by the perceived risk for the company, its appreciation potential relative to other holdings and the total exposure within that particular sector. Going forward, any changes to our portion of the portfolio will be made based on this rigorous screening and research process.

   DONALD SMITH: Eight stocks were eliminated from our portion of the portfolio:
   Air France-KLM Warrants, AK Steel, Genesis Healthcare (acquired), Reliant Energy, Ryerson Tull (acquired), Sea Containers, Triquint Semiconductor and Wellsford. Additions to our portion included Avista, Axcelis Technologies, Celestica, Idacorp, IPC Holdings, Ryerson Tull and UTStarcom. In general, the stocks that were eliminated had performed well and met our target values. The stocks purchased were typically out-of-favor companies with solid balance sheets and share prices at or below book value.

   FRANKLIN PORTFOLIO: We employ a disciplined process in which we buy stocks that have highly ranked fundamental factors identified by our quantitative models, sell bottom-ranked stocks and maintain our portion of the portfolio within prescribed risk control parameters.

   Several of the top-performing names in our portion of the portfolio were added during the annual period, including CF Inds Holdings and Terra Inds, which were mentioned earlier. At the same time, we sold holdings whose ranking

--------------------------------------------------------------------------------

 80 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

   had declined, such as Steel Dynamics. This company's share price rose to the point where it was no longer attractive from a valuation perspective. Fremont General, affected by subprime loan concerns, was also sold from our portion of portfolio in April.

   We have not made significant changes in our stock selection model or in the portfolio construction process, which remains focused on selecting stocks that simultaneously display strong growth momentum and valuation metrics. As we continue to refine and improve the individual ranking models, any changes we make will be gradual.

   RIVER ROAD: Few strategic changes were made to our portion of the portfolio during the annual period. Regarding the turnover that did occur, half was the result of replacing stocks that had reached their absolute value and were replaced, while the other half was due to selling off weaker positions.

   From a sector perspective, as the year progressed, we became modestly more defensive in our positioning of the broader portfolio. We restructured our exposure to the consumer discretionary sector and increased our exposure to consumer staples and energy.

   For some time we have believed that the equity markets are facing headwinds and, as a result, we have focused on companies we believe to be less susceptible to inflation, slowing economic growth and a possible downturn in the broader equity markets. Many of these defensive stances are central to our investment philosophy, including companies that have little or no debt and generate significant free cash flow.

   A recent move to add a natural inflation hedge was to add grocery store stocks, as these companies can pass along rising costs rather quickly. Also, during a period of decreased consumer spending, grocery stores may benefit from an increase in sales of high margin, private label brands. Current grocery holdings include Village Super Market, Ruddick and convenience store operator Casey's General Stores. As a group, our current grocery-related holdings target a diverse geographic customer base and continue to trade at an attractive discount to their absolute values. As of Dec. 31, 2007, Casey's General Stores was the largest holding in our portion of the portfolio.

Q: How have you positioned your portion of the Fund for the coming months?

   BARROW, HANLEY: Generally, we manage our portion of the portfolio regardless of economic or stock market outlooks -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. These company-specific opportunities come our way because we are willing to look through temporary difficulties and toward long-term value. We do not trade stocks -- our typical holding period is approximately four years.

   Currently, our portion of the portfolio reflects what we believe are the best investment opportunities identified over the last three or four years. On the margin, however, new selections will generally be even more influenced by company-specific factors and progressively less by the general level of economic activity. The current and future construction of the portfolio remains grounded in the discovery and exploitation of individual stock values more or less independent of sector or industry conditions.

   DENVER: As we look forward, there are a number of uncertainties on the horizon that will determine whether we simply experience a brief and mild economic slowdown or a more prolonged downturn into negative economic growth. Regardless as to which way the economy goes, we will remain steadfast in our investment approach, focusing on high-quality companies that generate free cash flow and distribute a portion as dividends. We believe this approach provides a compelling combination of downside protection with upside participation over the long term.

   DONALD SMITH: Within our portion of the portfolio, the information technology sector represents the largest holding. On average, the technology companies owned in the portfolio sell below tangible book value, have declined up to 95% from their highs and have healthy balance sheets. Our positions in semiconductor companies should start to see pricing improvement as supply additions wane and inefficient capacity is shuttered. We continue to avoid companies that would be hurt by declining housing prices, such as homebuilders, subprime brokers and investment bankers. However, we continue to do research on homebuilders, some of which sell below book value.

   FRANKLIN PORTFOLIO: We are disappointed in the recent performance of our portion of the portfolio. The positive performance of stocks with more expensive valuations hurt returns; our focus is on stocks with good momentum at a reasonable price. Historically, periods of positive performance from expensive stocks have not been sustained. We therefore intend to continue to emphasize valuation metrics, even as we make proactive efforts to ensure an equal emphasis is placed on momentum measures, which have been more difficult to maintain in the current environment.

   RIVER ROAD: Looking into the first half of 2008, we see only modest changes in our positioning of the Portfolio. In summary, we remain cautious in our near-term outlook for both small-cap value stocks and the broader equity market. While we have repeatedly voiced our concern

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  81

RiverSource VP - Small Cap Value Fund

   over the past five quarters about high relative valuations in small-cap stocks (and small-cap value, in particular), we are finally beginning to see a material change in those figures. Although small- cap stocks are not cheap on a relative historical basis, they are no longer grossly over-priced. Additionally, numerous pockets of value emerged in the second half of 2007.

   While challenges remain, we believe a good part of the decline in the small-cap value asset class is behind us. We also believe the time will come in 2008, probably during the second half, when the value in some of these attractive industries begins to unlock for investors.

   In the near-term, small-cap earnings growth expectations for 2008 (which remain at about 19.5%) need to be reduced. As those numbers come down, smaller cap stocks are likely to come under additional pressure. While consumer and financial-related stocks already reflect this pressure, over the next six months, weakness will likely spread to a broader group of industries. Further, we have no idea if we are heading into (or perhaps already experiencing) a recession. If we do, though, small-cap stocks will likely continue to underperform in the near-term.

   With a general lack of transparency in the sector, and balance sheet risk high, we further expect to remain underweight financials in the near-term.
ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

             TOTAL                        NET EXPENSES(A)
             1.32%                             1.25%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.05%), will not exceed 1.20%.

AVERAGE ANNUAL TOTAL RETURNS

 at Dec. 31, 2007

 1 year                                -4.90%
 3 years                               +6.55%
 5 years                              +14.88%
 Since inception (8/14/01)            +10.42%

---------------------------------------------------------------
SECTOR BREAKDOWN*

 Percentage of portfolio assets at Dec. 31, 2007
 (PIE CHART)

Consumer Discretionary                                                           15.7%
Industrials                                                                      15.4%
Financials                                                                       14.9%
Cash & Cash Equivalents(1)                                                       14.2%
Information Technology                                                           13.5%
Energy                                                                            7.2%
Other(2)                                                                         19.1%

 (1) Of the 14.2%, 2.9% is due to security lending activity and 11.3% is the Fund's cash equivalent position.

 (2) Includes Consumer Staples 6.3%, Materials 4.9%, Utilities 4.0%, Health Care 3.7% and Telecommunication Services 0.2%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2007)
 Casey's General Stores                1.4%              $15,047,209
 AptarGroup                            1.1                11,816,854
 Stone Energy                          1.0                10,531,294
 Encore Acquisition                    0.9                 9,717,343
 Celestica                             0.9                 9,691,799
 Terex                                 0.9                 9,061,773
 Plexus                                0.8                 8,581,768
 Belden                                0.8                 8,552,900
 Avista                                0.8                 8,081,808
 Lear                                  0.8                 8,037,996

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


Pie Chart                    The 10 holdings listed here
                             make up 9.4% of portfolio assets

---------------------------------------------------------------

--------------------------------------------------------------------------------

 82 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE
(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP VALUE FUND LINE GRAPH)

                                               RIVERSOURCE VP - SMALL CAP                                LIPPER SMALL-CAP VALUE
                                                       VALUE FUND           RUSSELL 2000 VALUE INDEX           FUNDS INDEX
                                               --------------------------   ------------------------     ----------------------
9/1/01                                                  $10,000                       $10,000                      $10,000
12/01                                                    10,704                        10,383                       10,394
12/02                                                     9,406                         9,196                        9,230
12/03                                                    12,967                        13,429                       13,617
12/04                                                    15,561                        16,417                       16,429
12/05                                                    16,459                        17,191                       17,653
12/06                                                    19,792                        21,227                       20,677
12/07                                                    18,822                        19,151                       19,732

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Value Fund (from 9/1/01 to 12/31/07) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  83

FUND EXPENSES EXAMPLES

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2007.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource VP - Balanced Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  975.40                 $3.80                    .76%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.49                 $3.89                    .76%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -2.46% for the six months ended Dec. 31, 2007.

--------------------------------------------------------------------------------

 84 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Cash Management Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,023.00                 $3.13                    .61%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,022.25                 $3.13                    .61%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +2.30% for the six months ended Dec. 31, 2007.

RiverSource VP - Core Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,044.40                 $4.30                    .83%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.14                 $4.25                    .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +4.44% for the six months ended Dec. 31, 2007.

RiverSource VP - Diversified Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,042.20                 $3.83                    .74%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.59                 $3.79                    .74%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +4.22% for the six months ended Dec. 31, 2007.

RiverSource VP - Diversified Equity Income Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  966.60                 $4.59                    .92%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.68                 $4.71                    .92%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -3.34% for the six months ended Dec. 31, 2007.

RiverSource VP - Emerging Markets Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,201.60                 $8.20                   1.47%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,017.89                 $7.52                   1.47%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +20.16% for the six months ended Dec. 31, 2007.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  85

RiverSource VP - Fundamental Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007         THE PERIOD(A),(B)         EXPENSE RATIO
 Actual(c)                                  $1,000                $  977.20                 $4.96                    .99%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.32                 $5.07                    .99%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.98%. Had this change been in effect for the entire six month period ended Dec. 31, 2007, the actual expenses paid would have been $4.76 and the hypothetical expenses paid would have been $4.86.
(c) Based on the actual return of -2.28% for the six months ended Dec. 31, 2007.

RiverSource VP - Global Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007         THE PERIOD(A),(B)         EXPENSE RATIO
 Actual(c)                                  $1,000                $1,068.90                 $5.19                    .99%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.32                 $5.07                    .99%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.98%. Had this change been in effect for the entire six month period ended Dec. 31, 2007, the actual expenses paid would have been $5.14 and the hypothetical expenses paid would have been $5.02.
(c) Based on the actual return of +6.89% for the six months ended Dec. 31, 2007.

RiverSource VP - Global Inflation Protected Securities Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,081.10                 $3.80                    .72%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.69                 $3.69                    .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +8.11% for the six months ended Dec. 31, 2007.

RiverSource VP - Growth Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  974.40                 $4.15                    .83%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.14                 $4.25                    .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -2.56% for the six months ended Dec. 31, 2007.

--------------------------------------------------------------------------------

 86 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  986.20                 $4.43                    .88%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.88                 $4.51                    .88%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -1.38% for the six months ended Dec. 31, 2007.

RiverSource VP - Income Opportunities Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,001.50                 $4.57                    .90%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.78                 $4.61                    .90%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +0.15% for the six months ended Dec. 31, 2007.

RiverSource VP - International Opportunity Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,024.80                 $5.13                   1.00%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.27                 $5.12                   1.00%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +2.48% for the six months ended Dec. 31, 2007.

RiverSource VP - Large Cap Equity Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  968.40                 $4.24                    .85%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.03                 $4.35                    .85%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -3.16% for the six months ended Dec. 31, 2007.

RiverSource VP - Large Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  939.90                 $5.01                   1.02%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.17                 $5.22                   1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -6.01% for the six months ended Dec. 31, 2007.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  87

RiverSource VP - Mid Cap Growth Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,019.60                 $4.50                    .88%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.88                 $4.51                    .88%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +1.96% for the six months ended Dec. 31, 2007.

RiverSource VP - Mid Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  956.20                 $5.35                   1.08%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.87                 $5.53                   1.08%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -4.38% for the six months ended Dec. 31, 2007.

RiverSource VP - S&P 500 Index Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007         THE PERIOD(A),(B)         EXPENSE RATIO
 Actual(c)                                  $1,000                $  984.00                 $2.51                    .50%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,022.81                 $2.56                    .50%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.51%. Had this change been in effect for the entire six month period ended Dec. 31, 2007, the actual expenses paid would have been $2.56 and the hypothetical expenses paid would have been $2.61.
(c) Based on the actual return of -1.60% for the six months ended Dec. 31, 2007.

RiverSource VP - Select Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007         THE PERIOD(A),(B)         EXPENSE RATIO
 Actual(c)                                  $1,000                $  953.60                 $5.35                   1.08%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.87                 $5.53                   1.08%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.03%. Had this change been in effect for the entire six month period ended Dec. 31, 2007, the actual expenses paid would have been $5.50 and the hypothetical expenses paid would have been $5.68.
(c) Based on the actual return of -4.64% for the six months ended Dec. 31, 2007.

--------------------------------------------------------------------------------

 88 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,035.60                 $4.13                    .80%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.29                 $4.10                    .80%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of +3.56% for the six months ended Dec. 31, 2007.

RiverSource VP - Small Cap Advantage Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007         THE PERIOD(A),(B)         EXPENSE RATIO
 Actual(c)                                  $1,000                $  899.50                 $4.91                   1.02%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.17                 $5.22                   1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.13%. Had this change been in effect for the entire six month period ended Dec. 31, 2007, the actual expenses paid would have been $4.81 and the hypothetical expenses paid would have been $5.12.
(c) Based on the actual return of -10.05% for the six months ended Dec. 31, 2007.

RiverSource VP - Small Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JULY 1, 2007           DEC. 31, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  890.80                 $5.75                   1.20%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.26                 $6.14                   1.20%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -10.92% for the six months ended Dec. 31, 2007.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  89

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -          CASH                CORE
                                                                             BALANCED           MANAGEMENT             BOND
DEC. 31, 2007                                                                  FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $1,595,367,176, $1,334,693,322
      and $97,973,571)                                                    $1,741,331,414      $1,334,407,322       $98,628,728
   Affiliated money market fund
      (identified cost $69,068,144, $-- and $8,509,766)                       69,068,144                  --         8,509,766
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,664,435,320, $1,334,693,322 and
   $106,483,337)                                                           1,810,399,558       1,334,407,322       107,138,494
Cash                                                                             148,334             281,941            10,365
Capital shares receivable                                                         23,765           1,387,682            31,302
Receivable for investment securities sold                                      3,183,775                  --           486,303
Dividends and accrued interest receivable                                      6,632,201           4,753,814           689,805
Unrealized appreciation on swap contracts                                         39,752                  --             5,430
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               1,820,427,385       1,340,830,759       108,361,699
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                     --             490,905            24,855
Capital shares payable                                                         3,112,009           2,031,621            82,275
Payable for investment securities purchased                                    1,364,953                  --           670,755
Payable for securities purchased on a forward-commitment
   basis                                                                      72,044,302                  --        11,008,436
Variation margin payable                                                         159,527                  --            13,281
Payable upon return of securities loaned                                       9,573,800                  --                --
Unrealized depreciation on swap contracts                                        174,847                  --            18,385
Accrued investment management services fee                                       773,732             369,656            38,570
Accrued distribution fee                                                         186,265             141,862            10,044
Accrued transfer agency fee                                                       89,404              68,091             4,821
Accrued administrative services fee                                               80,874              63,113             5,625
Other accrued expenses                                                           266,465             140,127            46,653
Forward sale commitments, at value (proceeds receivable
   $1,258,008 for
   RiverSource VP - Balanced Fund and $483,203 for
   RiverSource VP - Core Bond Fund)                                            1,266,015                  --           487,813
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             89,092,193           3,305,375        12,411,513
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $1,731,335,192      $1,337,525,384       $95,950,186
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value ($.001 for RiverSource
   VP - Balanced Fund)                                                    $      114,725      $   13,382,914       $    97,072
Additional paid-in capital                                                 1,510,794,921       1,324,429,957        95,895,701
Excess of distributions over net investment income                              (149,115)                 --           (33,268)
Accumulated net realized gain (loss)                                          74,813,144              (1,487)         (622,228)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                        145,761,517            (286,000)          612,909
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                              $1,731,335,192      $1,337,525,384       $95,950,186
=================================================================================================================================
Shares outstanding                                                           114,724,895       1,338,291,448         9,707,211
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                    $        15.09      $         1.00       $      9.88
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $    9,221,174      $           --       $        --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 90 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                           DIVERSIFIED         DIVERSIFIED           EMERGING
                                                                               BOND           EQUITY INCOME          MARKETS
DEC. 31, 2007                                                                  FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $4,486,247,761, $3,529,942,797
      and $737,845,253)                                                   $4,514,274,422      $4,060,766,406       $917,881,248
   Affiliated money market fund
      (identified cost $243,599,414, $62,780,613 and
      $37,324,664)                                                           243,599,414          62,780,613         37,324,664
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $4,729,847,175, $3,592,723,410 and
   $775,169,917)                                                           4,757,873,836       4,123,547,019        955,205,912
Cash                                                                             485,531              29,174          2,212,648
Capital shares receivable                                                      4,349,956           2,228,273            531,661
Foreign currency holdings (identified cost $1,470 for
   RiverSource VP - Diversified Bond Fund and $9,445,606
   for RiverSource VP - Emerging Markets Fund)                                     1,528                  --          9,483,969
Receivable for investment securities sold                                     81,656,208           5,485,191          4,571,242
Dividends and accrued interest receivable                                     34,727,962           6,134,671            796,451
Unrealized appreciation on swap contracts                                        249,389                  --                 --
Unrealized appreciation on forward foreign currency
   contracts                                                                     275,178                  --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               4,879,619,588       4,137,424,328        972,801,883
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                              1,217,344                  --                 --
Payable for investment securities purchased                                   27,145,808          51,774,945          8,426,642
Payable for securities purchased on a forward-commitment
   basis                                                                     349,788,919                  --                 --
Capital shares payable                                                         4,590,072           3,727,277          1,189,502
Variation margin payable                                                         373,480                  --                 --
Payable upon return of securities loaned                                      66,950,000                  --                 --
Accrued investment management services fee                                     1,595,797           1,954,160            873,538
Accrued distribution fee                                                         453,215             434,949            101,931
Accrued transfer agency fee                                                      217,536             208,768             48,925
Unrealized depreciation on forward foreign currency
   contracts                                                                     618,557               1,206                 --
Accrued administrative services fee                                              213,132             171,032             63,282
Unrealized depreciation on swap contracts                                        827,233                  --                 --
Other accrued expenses                                                           507,371             373,327            134,847
Forward sale commitments, at value (proceeds receivable
   $71,311,250 for RiverSource VP - Diversified Bond
   Fund)                                                                      71,725,000                  --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                            526,223,464          58,645,664         10,838,667
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $4,353,396,124      $4,078,778,664       $961,963,216
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value                                           $    4,144,696      $    2,510,853       $    427,794
Additional paid-in capital                                                 4,423,312,947       3,315,529,879        638,307,724
Undistributed (excess of distributions over) net
   investment income                                                          (1,218,944)            (45,779)          (140,083)
Accumulated net realized gain (loss)                                         (98,534,227)        229,957,911        143,412,979
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                         25,691,652         530,825,800        179,954,802
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                              $4,353,396,124      $4,078,778,664       $961,963,216
=================================================================================================================================
Shares outstanding                                                           414,469,553         251,085,341         42,779,426
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                    $        10.50      $        16.24       $      22.49
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $   64,984,200      $           --       $         --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  91

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP -    RIVERSOURCE VP -      RIVERSOURCE VP -
                                                                       FUNDAMENTAL            GLOBAL           GLOBAL INFLATION
                                                                          VALUE                BOND          PROTECTED SECURITIES
DEC. 31, 2007                                                              FUND                FUND                  FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $720,903,041, $1,182,999,418
      and $744,891,460)                                                $756,443,502       $1,252,829,316         $792,299,020
   Affiliated money market fund
      (identified cost $29,600,894, $54,737,292 and
      $52,945,593)                                                       29,600,894           54,737,292           52,945,593
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $750,503,935, $1,237,736,710 and
   $797,837,053)                                                        786,044,396        1,307,566,608          845,244,613
Cash                                                                             --               91,332                   --
Capital shares receivable                                                 1,345,643            1,101,251            1,089,344
Foreign currency holdings (identified cost
   $4,264,003 for RiverSource VP - Global Bond Fund
   and $416,452 for RiverSource VP - Global
   Inflation Protected Securities Fund)                                          --            4,306,388              412,409
Receivable for investment securities sold                                    22,306            2,289,548                   --
Dividends and accrued interest receivable                                   804,806           17,552,309            5,785,268
Unrealized appreciation on forward foreign currency
   contracts                                                                     --              325,573            3,830,703
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            788,217,151        1,333,233,009          856,362,337
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                --              305,315                   --
Capital shares payable                                                      757,336            1,211,910              888,390
Payable for investment securities purchased                                 763,607               40,571                   --
Payable for securities purchased on a
   forward-commitment basis                                                      --              423,316                   --
Variation margin payable                                                         --              259,828               46,593
Payable upon return of securities loaned                                         --                   --           31,687,500
Unrealized depreciation on forward foreign currency
   contracts                                                                     --            1,803,692            3,181,717
Unrealized depreciation on swap contracts                                        --              223,710                   --
Accrued investment management services fee                                  474,071              739,867              299,509
Accrued distribution fee                                                     82,174              138,466               85,089
Accrued transfer agency fee                                                  39,442               66,462               40,841
Accrued administrative services fee                                          38,278               83,910               46,369
Other accrued expenses                                                       94,445              229,925               25,488
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         2,249,353            5,526,972           36,301,496
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                     $785,967,798       $1,327,706,037         $820,060,841
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value                                        $    701,558       $    1,172,923         $    797,797
Additional paid-in capital                                              744,049,340        1,264,923,286          792,044,881
Excess of distributions over net investment income                          (10,173)          (3,375,957)         (14,391,854)
Accumulated net realized gain (loss)                                      5,685,235           (2,641,295)          (6,486,527)
Unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                     35,541,838           67,627,080           48,096,544
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                           $785,967,798       $1,327,706,037         $820,060,841
=================================================================================================================================
Shares outstanding                                                       70,155,812          117,292,283           79,779,665
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital
   stock                                                               $      11.20       $        11.32         $      10.28
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                $         --       $           --         $ 31,092,000
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 92 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -       HIGH YIELD            INCOME
                                                                              GROWTH               BOND           OPPORTUNITIES
DEC. 31, 2007                                                                  FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $611,782,974, $1,032,083,996 and
      $692,721,017)                                                        $605,390,533       $  983,367,572       $674,722,551
   Affiliated money market fund
      (identified cost $31,476,699, $45,574,934 and
      $60,049,386)                                                           31,476,699           45,574,934         60,049,386
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $643,259,673, $1,077,658,930 and
   $752,770,403)                                                            636,867,232        1,028,942,506        734,771,937
Cash                                                                                 --               60,301             25,240
Capital shares receivable                                                       229,198               34,085          1,163,643
Receivable for investment securities sold                                       288,462              206,135          6,158,462
Dividends and accrued interest receivable                                       868,612           19,128,736         11,855,739
Other receivable                                                                     --               91,484                 --
Cash deposits and collateral held with broker                                        --            1,297,000            270,000
Unrealized appreciation on forward foreign currency
   contracts                                                                  1,356,585                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                639,610,089        1,049,760,247        754,245,021
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                                     578                   --                 --
Dividends payable to shareholders                                                    --              575,175            349,850
Premiums received on outstanding credit default swaps                                --              972,692            731,875
Capital shares payable                                                          633,545            1,710,684            714,332
Payable for investment securities purchased                                   2,606,051                   --          2,071,875
Payable for securities purchased on a forward-commitment
   basis                                                                             --           11,250,426         13,308,116
Payable upon return of securities loaned                                      6,650,000                   --                 --
Collateral and deposits payable                                                 973,000                   --                 --
Unrealized depreciation on swap contracts                                            --            1,836,473            693,193
Unrealized depreciation on forward foreign currency
   contracts                                                                     39,733                   --                 --
Accrued investment management services fee                                      327,606              520,192            372,770
Accrued distribution fee                                                         68,252              110,390             76,388
Accrued transfer agency fee                                                      32,760               52,986             36,665
Accrued administrative services fee                                              32,153               59,356             41,844
Other accrued expenses                                                          114,238              361,993             67,848
Options contracts written at value (premium received,
   $1,457,692 for
   RiverSource VP - Growth Fund)                                                846,448                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                            12,324,364           17,450,367         18,464,756
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $627,285,725       $1,032,309,880       $735,780,265
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value                                            $    819,754       $    1,593,400       $    746,318
Additional paid-in capital                                                  649,547,581        1,287,093,511        758,111,842
Undistributed (excess of distributions over) net
   investment income                                                         (1,374,748)           2,743,472            335,468
Accumulated net realized gain (loss)                                        (17,226,640)        (208,659,090)        (4,721,704)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                        (4,480,222)         (50,461,413)       (18,691,659)
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                               $627,285,725       $1,032,309,880       $735,780,265
=================================================================================================================================
Shares outstanding                                                           81,975,367          159,339,992         74,631,775
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                     $       7.65       $         6.48       $       9.86
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                    $  6,285,500       $           --       $         --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  93

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                          INTERNATIONAL         LARGE CAP           LARGE CAP
                                                                           OPPORTUNITY            EQUITY              VALUE
DEC. 31, 2007                                                                  FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $965,873,456, $2,665,513,022 and
      $200,506,362)                                                       $1,179,567,331      $2,843,890,897       $21,390,586
   Affiliated money market fund
      (identified cost $37,026,315, $214,553,589, and
      $501,180)                                                               37,026,315         214,553,589           501,180
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,002,899,771, $2,880,066,611, and
   $21,007,542)                                                            1,216,593,646       3,058,444,486        21,891,766
Cash                                                                           2,633,378              79,001                --
Foreign currency holdings (identified cost $1,268,529,
   $39,451 and $797)                                                           1,282,458              39,441               796
Capital shares receivable                                                          8,267             238,296             3,060
Receivable for investment securities sold                                      3,354,489           1,876,313                --
Dividends receivable                                                           1,987,165           4,106,440            30,121
Unrealized appreciation on forward foreign currency
   contracts                                                                          --           2,164,605                --
Unrealized appreciation on swap contracts                                             --             181,959                --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               1,225,859,403       3,067,130,541        21,925,743
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash                                                       --                  --                91
Variation margin payable                                                              --             441,975                --
Capital shares payables                                                        2,142,428           4,845,133            56,220
Payable for investment securities purchased                                    2,633,378           9,325,938            12,176
Payable upon return of securities loaned                                      24,604,425          23,938,500                --
Collateral and deposits payable                                                       --           1,194,000                --
Unrealized depreciation on forward foreign currency
   contracts                                                                          --              65,995                --
Unrealized depreciation on swap contracts                                             --             126,537                --
Accrued investment management services fee                                       771,886           1,504,763            11,447
Accrued distribution fee                                                         128,359             327,948             2,385
Accrued administrative services fee                                               78,251             136,792             1,145
Accrued transfer agency fee                                                       61,610             157,410             1,145
Other accrued expenses                                                           225,830             394,309            29,963
Options contracts written, (premiums received,
   $2,245,254 for RiverSource VP - Large Cap Equity
   Fund)                                                                              --           1,310,423                --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             30,646,167          43,769,723           114,572
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $1,195,213,236      $3,023,360,818       $21,811,171
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value                                           $      812,334      $    1,196,397       $    19,620
Additional paid-in capital                                                 1,201,590,508       2,724,602,411        20,685,270
Undistributed (excess of distributions over) net
   investment income                                                             792,051             552,009              (953)
Accumulated net realized gain                                               (221,848,063)        115,687,771           223,010
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                        213,866,406         181,322,230           884,224
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                              $1,195,213,236      $3,023,360,818       $21,811,171
=================================================================================================================================
Shares outstanding                                                            81,233,368         119,639,665         1,962,047
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                    $        14.71      $        25.27       $     11.12
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $   23,418,185      $   22,849,797       $        --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 94 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                             MID CAP             MID CAP             S&P 500
                                                                              GROWTH              VALUE               INDEX
DEC. 31, 2007                                                                  FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $546,967,947, $343,235,635 and
      $283,198,272)                                                      $   579,348,681       $352,124,819        $372,201,144
   Affiliated money market fund
      (identified cost $35,944,741, $8,176,321 and
      $8,370,896)                                                             35,944,741          8,176,321           8,370,896
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost
   $582,912,688, $351,411,956 and $291,569,168)                              615,293,422        360,301,140         380,572,040
Capital shares receivable                                                         42,955            422,507              17,670
Cash                                                                                  --                346                  --
Receivable for investment securities sold                                             --          2,249,516              94,527
Dividends and accrued interest receivable                                        321,480            522,888             557,460
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                 615,657,857        363,496,397         381,241,697
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                           708,661            273,837             403,706
Payable for investment securities purchased                                           --          8,143,304             136,255
Variation margin payable                                                              --                 --              45,650
Payable upon return of securities loaned                                      21,098,000                 --                  --
Accrued investment management services fee                                       357,318            209,067              72,109
Accrued distribution fee                                                          63,807             37,334              40,971
Accrued transfer agency fee                                                       30,627             17,920              19,666
Accrued administrative services fee                                               30,198             17,920              19,666
Other accrued expenses                                                           115,837             59,531              67,791
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             22,404,448          8,758,913             805,814
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                       $   593,253,409       $354,737,484        $380,435,883
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value                                          $       461,650       $    242,970        $    386,965
Additional paid-in capital                                                 1,612,476,099        278,826,172         283,284,986
Excess of distributions over net investment income                                (6,763)          (344,279)             35,636
Accumulated net realized gain (loss)                                      (1,052,058,311)        66,774,734           7,675,093
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                         32,380,734          9,237,887          89,053,203
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                             $   593,253,409       $354,737,484        $380,435,883
=================================================================================================================================
Shares outstanding                                                            46,165,040         24,297,009          38,696,534
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                   $         12.85       $      14.60        $       9.83
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                  $    19,623,170       $         --        $         --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  95

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                              SELECT          SHORT DURATION        SMALL CAP
                                                                              VALUE          U.S. GOVERNMENT        ADVANTAGE
DEC. 31, 2007                                                                  FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers
      (identified cost $26,001,820, $535,739,546 and
      $159,605,251)                                                        $26,179,090         $537,205,371        $159,164,897
   Affiliated money market fund
      (identified cost $214,773, $2,613,478 and
      $1,395,800)                                                              214,773            2,613,478           1,395,800
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $26,216,593, $538,353,024 and
   $161,001,051)                                                            26,393,863          539,818,849         160,560,697
Cash                                                                                --              159,678               2,720
Capital shares receivable                                                        2,651               80,618              29,264
Receivable for investment securities sold                                      515,621              252,444           1,564,041
Dividends and accrued interest receivable                                       55,095            2,859,495             150,856
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                26,967,230          543,171,084         162,307,578
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                   --              125,942                  --
Capital shares payable                                                          65,329              559,825             234,693
Payable for investment securities purchased                                    302,238            2,212,951           1,081,341
Payable for securities purchased on a forward-commitment
   basis                                                                            --           56,633,193                  --
Variation margin payable                                                            --              151,609                  --
Accrued investment management services fee                                      18,173              196,309             110,236
Accrued distribution fee                                                         2,912               51,123              17,443
Accrued transfer agency fee                                                      1,398               24,538               8,372
Accrued administrative services fee                                              1,398               28,628              11,163
Other accrued expenses                                                          60,151              116,733              55,888
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                              451,599           60,100,851           1,519,136
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $26,515,631         $483,070,233        $160,788,442
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value                                            $    24,870         $    472,070        $    136,303
Additional paid-in capital                                                  26,208,065          491,955,658         150,870,215
Excess of distributions over net investment income                             (21,682)             (90,175)             (1,857)
Accumulated net realized gain (loss)                                           127,108          (10,617,007)         10,224,135
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                          177,270            1,349,687            (440,354)
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                               $26,515,631         $483,070,233        $160,788,442
=================================================================================================================================
Shares outstanding                                                           2,481,141           47,207,017          13,630,305
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                     $     10.69         $      10.23        $      11.80
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 96 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP -
                                                                   SMALL CAP
                                                                     VALUE
DEC. 31, 2007                                                         FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $959,553,007)          $  907,920,393
   Affiliated money market fund (identified cost
     $149,997,451)                                                  149,997,451
--------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,109,550,458)                               1,057,917,844
Cash in bank on demand deposit                                            4,331
Capital shares receivable                                             1,092,054
Receivable for investment securities sold                             3,595,994
Dividends receivable                                                  1,111,076
--------------------------------------------------------------------------------
Total assets                                                      1,063,721,299
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  849,389
Payable for investment securities purchased                           7,034,010
Payable upon return of securities loaned                             30,350,450
Accrued investment management services fee                              810,735
Accrued distribution fee                                                108,861
Accrued transfer agency fee                                              52,251
Accrued administrative services fee                                      67,330
Other accrued expenses                                                   96,229
--------------------------------------------------------------------------------
Total liabilities                                                    39,369,255
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock               $1,024,352,044
================================================================================
REPRESENTED BY
Capital stock -- $.01 par value                                  $      751,436
Additional paid-in capital                                        1,041,833,331
Undistributed net investment income                                     207,418
Accumulated net realized gain (loss)                                 33,192,473
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies                                                       (51,632,614)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                 $1,024,352,044
--------------------------------------------------------------------------------
Shares outstanding                                                   75,143,611
================================================================================
Net asset value per share of outstanding capital stock           $        13.63
--------------------------------------------------------------------------------
*Including securities on loan, at value                          $   28,170,897
--------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  97

STATEMENTS OF OPERATIONS
RiverSource Variable Portfolio Funds

                                                                                  RIVERSOURCE VP -    RIVERSOURCE VP -
                                                              RIVERSOURCE VP -          CASH                CORE
                                                                  BALANCED           MANAGEMENT             BOND
YEAR ENDED DEC. 31, 2007                                            FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                      $  27,599,969        $        --          $       --
Interest                                                          36,241,625         64,301,870           3,954,200
Income distributions from affiliated money market fund             3,051,059                 --             335,909
Fee income from securities lending                                   194,615                 --                  --
   Less foreign taxes withheld                                      (150,582)                --                  --
----------------------------------------------------------------------------------------------------------------------
Total income                                                      66,936,686         64,301,870           4,290,109
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                10,207,597          3,948,685             388,197
Distribution fee                                                   2,426,742          1,508,707             101,094
Transfer agency fee                                                1,164,797            724,155              48,524
Administrative services fee                                        1,046,093            678,873              56,612
Custodian fees                                                       212,225             94,835              64,867
Compensation of board members                                         33,762             21,440               1,443
Printing and postage                                                 346,400            240,580              23,493
Professional fees                                                     68,877             52,266              38,215
Other                                                                 40,884             25,146               1,315
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                    15,547,377          7,294,687             723,760
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                      --                 --             (52,471)
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                15,547,377          7,294,687             671,289
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   51,389,309         57,007,183           3,618,820
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                         124,600,819             (1,337)            248,262
   Foreign currency transactions                                     (20,104)                --               3,074
   Futures contracts                                              (3,565,336)                --            (243,083)
   Swap transactions                                              (2,552,059)                --            (263,043)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                          118,463,320             (1,337)           (254,790)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                        (130,247,760)          (286,000)            976,917
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (11,784,440)          (287,337)            722,127
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  $  39,604,869        $56,719,846          $4,340,947
======================================================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 98 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                DIVERSIFIED         DIVERSIFIED           EMERGING
                                                                    BOND           EQUITY INCOME          MARKETS
YEAR ENDED DEC. 31, 2007                                            FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                       $         --        $ 88,480,761        $ 16,883,844
Interest                                                         180,455,142             393,425              65,765
Income distributions from affiliated money market fund            14,139,560           2,539,754           1,044,579
Fee income from securities lending                                   410,252             270,351                  --
   Less foreign taxes withheld                                       (32,392)           (758,558)         (1,648,011)
----------------------------------------------------------------------------------------------------------------------
Total income                                                     194,972,562          90,925,733          16,346,177
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                15,781,102          23,103,173           8,164,229
Distribution fee                                                   4,407,326           4,888,429             916,925
Transfer agency fee                                                2,115,444           2,346,366             440,109
Administrative services fee                                        2,137,262           1,941,348             575,282
Custodian fees                                                       336,836             246,050             616,950
Compensation of board members                                         63,401              68,796              13,351
Printing and postage                                                 862,746             789,116             120,085
Professional fees                                                     95,821              99,606              51,079
Other                                                                106,816             101,777              74,696
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                    25,906,754          33,584,661          10,972,706
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  169,065,808          57,341,072           5,373,471
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                           7,532,918         244,650,848         145,674,772
   Foreign currency transactions                                  (1,351,575)              3,842          (2,061,741)
   Futures contracts                                              (9,799,970)                 --                  --
   Swap transactions                                             (11,710,983)                 --                  --
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                          (15,329,610)        244,654,690         143,613,031
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                   34,686,939         (14,234,972)         91,180,555
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             19,357,329         230,419,718         234,793,586
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $188,423,137        $287,760,790        $240,167,057
======================================================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  99

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP -    RIVERSOURCE VP -      RIVERSOURCE VP -
                                                                FUNDAMENTAL            GLOBAL           GLOBAL INFLATION
                                                                   VALUE                BOND          PROTECTED SECURITIES
YEAR ENDED DEC. 31, 2007                                            FUND                FUND                  FUND
INVESTMENT INCOME
Income:
Dividends                                                       $10,492,783         $        --           $         --
Interest                                                             79,970          43,410,976             36,767,822
Income distributions from affiliated money market fund            1,597,730           2,427,655              1,594,837
Fee income from securities lending                                       --              25,975                  3,265
   Less foreign taxes withheld                                      (69,435)           (203,363)                (5,248)
--------------------------------------------------------------------------------------------------------------------------
Total income                                                     12,101,048          45,661,243             38,360,676
--------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                4,175,080           6,973,229              3,236,715
Distribution fee                                                    750,911           1,283,009                919,532
Transfer agency fees                                                360,425             615,823                441,361
Administrative services fee                                         354,756             790,122                503,285
Custodian fees                                                       80,605             231,420                 93,335
Compensation of board members                                        10,751              18,669                 12,820
Printing and postage                                                140,994             256,100                194,466
Professional fees                                                    41,855              89,098                 47,344
Other                                                                18,504              26,855                 23,998
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                                    5,933,881          10,284,325              5,472,856
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                     --                  --               (176,658)
--------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                5,933,881          10,284,325              5,296,198
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   6,167,167          35,376,918             33,064,478
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                          7,185,235           5,767,168              4,872,819
   Foreign currency transactions                                    (55,078)         (4,028,080)           (19,962,031)
   Futures contracts                                                     --          (1,121,953)                (6,538)
   Swap transactions                                                     --          (3,203,529)                    --
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                           7,130,157          (2,586,394)           (15,095,750)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                   5,067,678          49,314,739             37,464,166
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            12,197,835          46,728,345             22,368,416
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $18,365,002         $82,105,263           $ 55,432,894
==========================================================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 100 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                  RIVERSOURCE VP -    RIVERSOURCE VP -
                                                              RIVERSOURCE VP -       HIGH YIELD            INCOME
                                                                   GROWTH               BOND           OPPORTUNITIES
YEAR ENDED DEC. 31, 2007                                            FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                       $11,367,369         $         --        $         --
Interest                                                              3,782           94,172,744          44,230,040
Income distributions from affiliated money market fund            1,401,441            2,890,767           2,006,873
Fee income from securities lending                                   85,089                3,700                  --
   Less foreign taxes withheld                                     (224,030)             (13,909)            (14,969)
----------------------------------------------------------------------------------------------------------------------
Total income                                                     12,633,651           97,053,302          46,221,944
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                4,008,245            6,901,243           3,617,325
Distribution fee                                                    829,034            1,471,227             741,266
Transfer agency fee                                                 397,923              706,165             355,795
Administrative services fee                                         389,898              781,583             410,104
Custodian fees                                                       74,295               76,040              52,541
Compensation of board members                                        11,622               20,404              10,547
Printing and postage                                                141,165              223,665             124,845
Professional fees                                                    40,508               55,444              47,452
Other                                                                21,681               18,491              15,477
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                    5,914,371           10,254,262           5,375,352
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   6,719,280           86,799,040          40,846,592
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                         75,583,348            7,935,248          (4,616,557)
   Foreign currency transactions                                 (2,605,329)                  --                  --
   Options contracts written                                        721,940                   --                  --
   Swap transactions                                                     --           (2,087,303)           (736,286)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                          73,699,959            5,847,945          (5,352,843)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                 (60,468,679)         (69,563,754)        (24,472,520)
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            13,231,280          (63,715,809)        (29,825,363)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $19,950,560         $ 23,083,231        $ 11,021,229
======================================================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  101

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                               INTERNATIONAL         LARGE CAP           LARGE CAP
                                                                OPPORTUNITY            EQUITY              VALUE
YEAR ENDED DEC. 31, 2007                                            FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                       $ 26,879,517       $  66,538,088        $   568,784
Interest                                                              25,493             151,166                 --
Income distributions from affiliated money market fund               480,526           8,067,156             55,829
Fee income from securities lending                                   653,373             471,798                 --
   Less foreign taxes withheld                                    (3,098,502)           (694,252)            (2,998)
----------------------------------------------------------------------------------------------------------------------
Total income                                                      24,940,407          74,533,956            621,615
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                 8,874,024          20,273,195            152,872
Distribution fee                                                   1,601,347           4,334,166             32,574
Transfer agency fee                                                  768,620           2,080,329             15,635
Administrative services fee                                          972,158           1,763,984             15,635
Custodian fees                                                       383,695             397,293             28,067
Compensation of board members                                         22,491              60,245                451
Printing and postage                                                 225,300             813,980              5,871
Professional fees                                                     56,915              99,840             28,592
Other                                                                 31,074              75,587                487
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                    12,935,624          29,898,619            280,184
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                      --                  --            (10,046)
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                12,935,624          29,898,619            270,138
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   12,004,783          44,635,337            351,477
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
----------------------------------------------------------------------------------------------------------------------
   Security transactions                                         217,413,111         347,382,528          1,893,861
   Foreign currency transactions                                     540,563          (4,199,308)              (321)
   Futures contracts                                                      --            (454,973)                --
   Swap transactions                                                      --           1,266,153                 --
   Options contracts written                                              --           1,398,076                 --
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                          217,953,674         345,392,476          1,893,540
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  (76,496,590)       (271,049,124)        (2,232,213)
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            141,457,084          74,343,352           (338,673)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $153,461,867       $ 118,978,689        $    12,804
======================================================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 102 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                  MID CAP             MID CAP             S&P 500
                                                                   GROWTH              VALUE               INDEX
YEAR ENDED DEC. 31, 2007                                            FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                       $ 3,372,057         $  6,908,740        $ 7,619,299
Interest                                                                 73               20,089              2,071
Income distributions from affiliated money market fund            1,197,772              431,433            268,340
Fee income from securities lending                                  297,845                   --                 --
   Less foreign taxes withheld                                           --              (28,179)                --
----------------------------------------------------------------------------------------------------------------------
Total income                                                      4,867,747            7,332,083          7,889,710
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                3,768,124            3,056,368            880,002
Distribution fee                                                    818,512              525,515            500,007
Transfer agency fee                                                 392,873              252,238            239,995
Administrative services fee                                         385,269              251,524            239,995
Custodian fees                                                       51,800               73,189             54,675
Compensation of board members                                        11,375                6,960              6,988
Printing and postage                                                168,034              107,849             81,215
Licensing fees                                                           --                   --             29,360
Professional fees                                                    48,040               28,143             41,863
Other                                                                11,884               11,701              6,610
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                    5,655,911            4,313,487          2,080,710
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                     --                   --           (100,686)
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                5,655,911            4,313,487          1,980,024
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                    (788,164)           3,018,596          5,909,686
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                         68,497,514           73,160,081         10,875,202
   Foreign currency transactions                                         --                 (464)                --
   Futures contracts                                                     --           (1,149,733)           221,549
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                          68,497,514           72,009,884         11,096,751
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  19,071,295          (16,109,601)         2,509,271
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            87,568,809           55,900,283         13,606,022
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $86,780,645         $ 58,918,879        $19,515,708
======================================================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  103

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                   SELECT          SHORT DURATION        SMALL CAP
                                                                   VALUE          U.S. GOVERNMENT        ADVANTAGE
YEAR ENDED DEC. 31, 2007                                            FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                       $   555,680         $        --         $  2,038,280
Interest                                                                 --          22,659,735               13,296
Income distributions from affiliated money market fund               42,259             385,681               75,206
Fee income from securities lending                                       --                  --               20,601
   Less foreign taxes withheld                                         (529)                 --                 (861)
----------------------------------------------------------------------------------------------------------------------
Total income                                                        597,410          23,045,416            2,146,522
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                  256,311           2,229,664            1,358,098
Distribution fee                                                     38,606             580,648              249,533
Transfer agency fee                                                  18,530             278,702              119,772
Administrative services fee                                          18,530             325,157              159,701
Custodian fees                                                      270,015              68,715               60,000
Compensation of board members                                           536               8,199                3,428
Printing and postage                                                  9,541             125,528               36,965
Professional fees                                                    32,274              45,536               32,531
Other                                                                    58               6,203                3,564
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                      644,401           3,668,352            2,023,592
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                               (320,139)                 --                   --
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                  324,262           3,668,352            2,023,592
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     273,148          19,377,064              122,930
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                          2,718,285           1,669,703           12,413,467
   Foreign currency transactions                                          6                  --                   --
   Futures contracts                                                     --            (171,832)                  --
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                           2,718,291           1,497,871           12,413,467
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  (1,206,998)          3,208,821          (18,652,179)
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             1,511,293           4,706,692           (6,238,712)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $ 1,784,441         $24,083,756         $ (6,115,782)
======================================================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 104 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP -
                                                                   SMALL CAP
                                                                     VALUE
YEAR ENDED DEC. 31, 2007                                              FUND
INVESTMENT INCOME
Income:
Dividends                                                        $  10,530,803
Interest                                                                 4,810
Income distributions from affiliated money market fund               4,994,196
Fee income from security lending                                       492,286
   Less foreign taxes withheld                                         (21,850)
--------------------------------------------------------------------------------
Total income                                                        16,000,245
--------------------------------------------------------------------------------
Expenses:
Investment management services fee                                   7,915,970
Distribution fee                                                     1,021,775
Transfer agency fee                                                    490,435
Administrative services fee                                            637,920
Custodian fees                                                         114,345
Compensation of board members                                           14,866
Printing and postage                                                   176,770
Professional fees                                                       43,611
Other                                                                   27,170
--------------------------------------------------------------------------------
Total expenses                                                      10,442,862
   Expenses waived/reimbursed by the Investment Manager and
     its affiliates                                                   (396,313)
--------------------------------------------------------------------------------
Total net expenses                                                  10,046,549
--------------------------------------------------------------------------------
Investment income (loss) -- net                                      5,953,696
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------------
Net realized gain (loss) on security transactions                   37,395,599
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          (117,987,452)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies              (80,591,853)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    $ (74,638,157)
================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  105

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Variable Portfolio Funds

                                                                          RIVERSOURCE VP - BALANCED FUND
                                                                 YEAR ENDED         PERIOD ENDED        YEAR ENDED
                                                               DEC. 31, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $   51,389,309      $   16,440,039     $   59,260,355
Net realized gain (loss) on investments                           118,463,320          50,912,281        135,574,586
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  (130,247,760)         86,221,470        (29,065,213)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      39,604,869         153,573,790        165,769,728
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (54,763,978)        (12,783,193)       (58,821,263)
   Net realized gain                                              (42,964,037)       (114,232,567)       (70,774,753)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                               (97,728,015)       (127,015,760)      (129,596,016)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                                38,471,754          11,786,573         24,249,895
Reinvestment of distributions at net asset value                   97,728,015         140,084,455        131,268,246
Payments for redemptions                                         (417,537,300)       (154,122,329)      (582,529,038)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  (281,337,531)         (2,251,301)      (427,010,897)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (339,460,677)         24,306,729       (390,837,185)
Net assets at beginning of period                               2,070,795,869       2,046,489,140      2,437,326,325
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                    $1,731,335,192      $2,070,795,869     $2,046,489,140
====================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                      $     (149,115)     $    3,552,008     $     (236,516)
--------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - CASH MANAGEMENT FUND
                                                                YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   57,007,183     $   15,787,190     $  30,181,937
Net realized gain (loss) on investments                               (1,337)             1,627              (798)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                     (286,000)                --                --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                     56,719,846         15,788,817        30,181,139
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (57,007,183)       (15,787,190)      (30,181,937)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              646,172,039        167,038,584       546,130,014
Reinvestment of distributions at net asset value                  60,288,455         15,952,725        28,008,968
Payments for redemptions                                        (423,914,831)      (126,563,119)     (262,906,070)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  282,545,663         56,428,190       311,232,912
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          282,258,326         56,429,817       311,232,114
Net assets at beginning of period                              1,055,267,058        998,837,241       687,605,127
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $1,337,525,384     $1,055,267,058     $ 998,837,241
=================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 106 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                       RIVERSOURCE VP - CORE BOND FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  3,618,820       $   897,191       $  2,392,742
Net realized gain (loss) on investments                           (254,790)          387,240           (948,839)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                    976,917          (139,404)          (522,771)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    4,340,947         1,145,027            921,132
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                        (3,531,170)         (904,887)        (2,410,884)
   Net realized gain                                                    --                --           (122,686)
   Tax return of capital                                           (90,304)               --                 --
----------------------------------------------------------------------------------------------------------------
Total distributions                                             (3,621,474)         (904,887)        (2,533,570)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                             36,477,104         9,253,741         27,670,096
Reinvestment of distributions at net asset value                 3,807,325           919,732          2,463,965
Payments for redemptions                                       (11,096,660)       (7,068,430)       (23,763,653)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 29,187,769         3,105,043          6,370,408
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         29,907,242         3,345,183          4,757,970
Net assets at beginning of period                               66,042,944        62,697,761         57,939,791
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $ 95,950,186       $66,042,944       $ 62,697,761
================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $    (33,268)      $     8,636       $        345
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - DIVERSIFIED BOND FUND
                                                                YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  169,065,808     $   38,012,688     $   81,114,674
Net realized gain (loss) on investments                          (15,329,610)        24,281,986        (27,350,065)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                   34,686,939         (4,617,556)       (15,056,707)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    188,423,137         57,677,118         38,707,902
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                        (165,420,836)       (38,353,400)       (81,269,698)
   Tax return of capital                                          (2,456,093)                --                 --
------------------------------------------------------------------------------------------------------------------
Total distributions                                             (167,876,929)       (38,353,400)       (81,269,698)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                            1,681,926,772        431,618,712        683,564,631
Reinvestment of distributions at net asset value                 176,572,624         37,071,891         78,244,071
Payments for redemptions                                        (270,468,444)       (68,416,103)      (218,296,083)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                1,588,030,952        400,274,500        543,512,619
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        1,608,577,160        419,598,218        500,950,823
Net assets at beginning of period                              2,744,818,964      2,325,220,746      1,824,269,923
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $4,353,396,124     $2,744,818,964     $2,325,220,746
==================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $   (1,218,944)    $      349,619     $      (52,767)
------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  107

RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
                                                                YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   57,341,072     $   14,411,516     $   36,705,321
Net realized gain (loss) on investments                          244,654,690         26,714,189        208,910,959
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  (14,234,972)       242,752,342         53,554,454
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    287,760,790        283,878,047        299,170,734
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (61,140,746)       (10,731,641)       (36,257,011)
   Net realized gain                                             (48,982,993)      (196,331,636)       (72,944,061)
------------------------------------------------------------------------------------------------------------------
Total distributions                                             (110,123,739)      (207,063,277)      (109,201,072)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              731,708,980        321,817,764        979,162,771
Reinvestment of distributions at net asset value                 110,123,739        217,051,599        105,737,678
Payments for redemptions                                        (386,778,139)       (46,282,984)       (77,265,424)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  455,054,580        492,586,379      1,007,635,025
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          632,691,631        569,401,149      1,197,604,687
Net assets at beginning of period                              3,446,087,033      2,876,685,884      1,679,081,197
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $4,078,778,664     $3,446,087,033     $2,876,685,884
==================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $      (45,779)    $    3,542,176     $     (153,938)
------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                    RIVERSOURCE VP - EMERGING MARKETS FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   5,373,471      $   (555,606)     $  2,321,853
Net realized gain (loss) on investments                         143,613,031        34,522,376        56,057,002
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  91,180,555        55,618,639        15,075,906
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   240,167,057        89,585,409        73,454,761
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (4,329,272)               --        (1,549,963)
   Net realized gain                                            (32,874,601)      (59,114,993)      (12,706,732)
----------------------------------------------------------------------------------------------------------------
Total distributions                                             (37,203,873)      (59,114,993)      (14,256,695)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                             284,150,255        48,109,995       219,084,079
Reinvestment of distributions at net asset value                 37,203,873        59,836,290        13,767,635
Payments for redemptions                                       (109,991,706)      (17,855,029)      (56,934,726)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 211,362,422        90,091,256       175,916,988
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         414,325,606       120,561,672       235,115,054
Net assets at beginning of period                               547,637,610       427,075,938       191,960,884
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $ 961,963,216      $547,637,610      $427,075,938
================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 108 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006(B)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   6,167,167      $    849,838        $    358,659
Net realized gain (loss) on investments                           7,130,157           371,461              54,527
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                   5,067,678        26,525,481           3,938,541
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    18,365,002        27,746,780           4,351,727
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (6,122,262)         (851,138)           (298,866)
   Net realized gain                                             (1,500,000)         (493,817)                 --
   Tax return of capital                                                 --          (169,045)                 --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                              (7,622,262)       (1,514,000)           (298,866)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                             609,490,553       138,433,669         228,064,714
Reinvestment of distributions at net asset value                  7,622,262         1,793,853              19,013
Payments for redemptions                                       (238,757,943)       (1,297,466)         (2,440,614)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 378,354,872       138,930,056         225,643,113
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         389,097,612       165,162,836         229,695,974
Net assets at beginning of period                               396,870,186       231,707,350           2,011,376(c)
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $ 785,967,798      $396,870,186        $231,707,350
===================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $     (10,173)     $         --        $      8,006
-------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(c) Initial capital of $1,999,909 was contributed on April 25, 2006. The Fund had an increase in net assets resulting from operations of $11,467 during the period from April 25, 2006 to May 1, 2006 (date Fund became available).

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                       RIVERSOURCE VP - GLOBAL BOND FUND
                                                                YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   35,376,918      $  7,773,986      $ 17,366,196
Net realized gain (loss) on investments                           (2,586,394)        1,740,737        (1,168,509)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                   49,314,739         6,466,660        (5,952,008)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                     82,105,263        15,981,383        10,245,679
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (37,827,784)       (7,832,430)      (18,091,431)
   Net realized gain                                                      --                --        (2,563,332)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                              (37,827,784)       (7,832,430)      (20,654,763)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              538,470,485        95,843,642       173,048,742
Reinvestment of distributions at net asset value                  38,828,499         7,860,471        20,444,404
Payments for redemptions                                         (75,692,816)      (22,468,463)      (65,938,591)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  501,606,168        81,235,650       127,554,555
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          545,883,647        89,384,603       117,145,471
Net assets at beginning of period                                781,822,390       692,437,787       575,292,316
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $1,327,706,037      $781,822,390      $692,437,787
=================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  109

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
                                                                  YEAR ENDED           PERIOD ENDED         YEAR ENDED
                                                                DEC. 31, 2007        DEC. 31, 2006(A)      AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                  $  33,064,478         $  1,755,441         $ 10,765,394
Net realized gain (loss) on investments                            (15,095,750)          (6,575,653)          (8,658,497)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                     37,464,166            1,783,356            7,996,039
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                       55,432,894           (3,036,856)          10,102,936
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                           (17,400,000)         (12,794,329)          (5,620,360)
   Net realized gain                                                        --              (20,316)            (300,000)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (17,400,000)         (12,814,645)          (5,920,360)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                                439,769,904          186,134,405          344,618,188
Reinvestment of distributions at net asset value                    17,400,000           12,814,645            6,150,441
Payments for redemptions                                          (256,833,429)          (4,556,010)         (68,198,235)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    200,336,475          194,393,040          282,570,394
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            238,369,369          178,541,539          286,752,970
Net assets at beginning of period                                  581,691,472          403,149,933          116,396,963
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                      $ 820,060,841         $581,691,472         $403,149,933
=========================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP - GROWTH FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  6,719,280       $  1,214,668      $   6,180,127
Net realized gain (loss) on investments                         73,699,959         (6,757,887)        33,570,953
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                (60,468,679)        55,051,567        (20,509,288)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   19,950,560         49,508,348         19,241,792
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                        (6,627,939)          (433,302)        (6,205,001)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                             66,246,201         12,990,391        340,599,317
Reinvestment of distributions at net asset value                 6,627,939          1,698,705          5,106,809
Payments for redemptions                                       (98,641,325)       (35,554,412)      (139,123,483)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                (25,767,185)       (20,865,316)       206,582,643
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (12,444,564)        28,209,730        219,619,434
Net assets at beginning of period                              639,730,289        611,520,559        391,901,125
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $627,285,725       $639,730,289      $ 611,520,559
================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $ (1,374,748)      $    792,279      $          (1)
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 110 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - HIGH YIELD BOND FUND
                                                                YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   86,799,040     $   29,048,892     $   86,625,275
Net realized gain (loss) on investments                            5,847,945          4,636,729          1,041,488
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  (69,563,754)        30,113,325        (19,241,545)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                     23,083,231         63,798,946         68,425,218
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (87,013,480)       (32,472,664)       (84,302,446)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                               75,824,833         31,504,551        108,481,722
Reinvestment of distributions at net asset value                  94,199,008         31,619,562         84,408,337
Payments for redemptions                                        (289,458,580)       (70,361,695)      (231,902,028)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 (119,434,739)        (7,237,582)       (39,011,969)
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (183,364,988)        24,088,700        (54,889,197)
Net assets at beginning of period                              1,215,674,868      1,191,586,168      1,246,475,365
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $1,032,309,880     $1,215,674,868     $1,191,586,168
==================================================================================================================
Undistributed net investment income                           $    2,743,472     $    1,658,951     $    6,391,280
------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                  RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $ 40,846,592       $  7,336,085      $  6,741,235
Net realized gain (loss) on investments                         (5,352,843)         1,457,589          (259,128)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                (24,472,520)         6,365,184        (1,116,480)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   11,021,229         15,158,858         5,365,627
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (39,774,838)        (7,335,970)       (6,749,350)
   Net realized gain                                            (1,242,475)           (31,000)         (260,728)
   Tax return of capital                                        (1,187,970)                --                --
----------------------------------------------------------------------------------------------------------------
Total distributions                                            (42,205,283)        (7,366,970)       (7,010,078)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                            397,649,742        139,352,580       219,849,955
Reinvestment of distributions at net asset value                44,068,709          6,430,587         5,943,278
Payments for redemptions                                       (84,214,478)        (2,747,604)      (10,078,764)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                357,503,973        143,035,563       215,714,469
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        326,319,919        150,827,451       214,070,018
Net assets at beginning of period                              409,460,346        258,632,895        44,562,877
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $735,780,265       $409,460,346      $258,632,895
================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $    335,468       $         --      $       (115)
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  111

RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
                                                                YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   12,004,783     $    2,313,479     $   13,096,688
Net realized gain (loss) on investments                          217,953,674         63,359,895        197,349,235
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  (76,496,590)        41,009,369         57,942,017
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    153,461,867        106,682,743        268,387,940
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (12,616,015)       (10,550,737)       (18,190,610)
   Tax return of capital                                                  --           (550,893)                --
------------------------------------------------------------------------------------------------------------------
Total distributions                                              (12,616,015)       (11,101,630)       (18,190,610)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                               22,431,142         12,823,084         36,872,876
Reinvestment of distributions at net asset value                  12,616,015         13,036,623         19,471,353
Payments for redemptions                                        (291,408,812)       (76,952,544)      (224,639,217)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 (256,361,655)       (51,092,837)      (168,294,988)
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (115,515,803)        44,488,276         81,902,342
Net assets at beginning of period                              1,310,729,039      1,266,240,763      1,184,338,421
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $1,195,213,236     $1,310,729,039     $1,266,240,763
==================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $      792,051     $   (3,212,601)    $    3,023,480
------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - LARGE CAP EQUITY FUND
                                                                YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   44,635,337     $   14,245,827     $   41,561,732
Net realized gain (loss) on investments                          345,392,476         71,043,008        222,184,020
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                 (271,049,124)       257,357,774        (90,675,460)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    118,978,689        342,646,609        173,070,292
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (44,850,844)        (9,238,610)       (41,430,783)
   Net realized gain                                             (20,000,000)                --                 --
------------------------------------------------------------------------------------------------------------------
Total distributions                                              (64,850,844)        (9,238,610)       (41,430,783)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                               20,509,879          4,467,676        142,011,461
Fund merger (Note 9)                                                     N/A                N/A      1,796,173,392
Reinvestment of distributions at net asset value                  64,850,844         20,150,261         36,474,860
Payments for redemptions                                        (853,507,178)      (353,589,722)      (883,733,698)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 (768,146,455)      (328,971,785)     1,090,926,015
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (714,018,610)         4,436,214      1,222,565,524
Net assets at beginning of period                              3,737,379,428      3,732,943,214      2,510,377,690
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $3,023,360,818     $3,737,379,428     $3,732,943,214
==================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $      552,009     $    4,048,156     $   (1,037,776)
------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 112 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                    RIVERSOURCE VP - LARGE CAP VALUE FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    351,477       $   101,297        $   275,437
Net realized gain (loss) on investments                          1,893,540           312,976            907,974
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                 (2,232,213)        1,816,288            652,685
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                       12,804         2,230,561          1,836,096
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (356,636)          (93,000)          (272,854)
   Net realized gain                                            (1,634,408)       (1,171,000)          (384,490)
----------------------------------------------------------------------------------------------------------------
Total distributions                                             (1,991,044)       (1,264,000)          (657,344)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              6,496,950         3,146,898          6,343,011
Reinvestment of distributions at net asset value                 1,991,044         1,330,100            640,197
Payments for redemptions                                       (10,059,682)         (794,645)        (2,270,395)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 (1,571,688)        3,682,353          4,712,813
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (3,549,928)        4,648,914          5,891,565
Net assets at beginning of period                               25,361,099        20,712,185         14,820,620
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $ 21,811,171       $25,361,099        $20,712,185
================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $       (953)      $     3,711        $    (2,762)
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - MID CAP GROWTH FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    (788,164)     $  1,628,386      $    (695,857)
Net realized gain (loss) on investments                          68,497,514        19,889,194         57,781,721
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  19,071,295        36,768,984       (134,694,999)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    86,780,645        58,286,564        (77,609,135)
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                           (364,145)       (1,596,565)                --
   Net realized gain                                             (6,582,833)      (26,857,455)       (20,773,397)
----------------------------------------------------------------------------------------------------------------
Total distributions                                              (6,946,978)      (28,454,020)       (20,773,397)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                               8,740,811         2,340,116         23,445,984
Fund merger (Note 9)                                                    N/A               N/A        636,833,949
Reinvestment of distributions at net asset value                  6,946,978        28,454,020         20,773,397
Payments for redemptions                                       (192,058,170)      (79,739,127)      (128,972,794)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                (176,370,381)      (48,944,991)       552,080,536
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (96,536,714)      (19,112,447)       453,698,004
Net assets at beginning of period                               689,790,123       708,902,570        255,204,566
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $ 593,253,409      $689,790,123      $ 708,902,570
================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $      (6,763)     $     31,821      $          --
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  113

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - MID CAP VALUE FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   3,018,596      $  1,215,281      $    525,004
Net realized gain (loss) on investments                          72,009,884           216,692         1,871,653
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                 (16,109,601)       21,273,477         3,607,327
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    58,918,879        22,705,450         6,003,984
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (3,104,741)       (1,154,000)         (525,371)
   Net realized gain                                             (4,224,059)       (3,412,000)          (42,000)
----------------------------------------------------------------------------------------------------------------
Total distributions                                              (7,328,800)       (4,566,000)         (567,371)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                             224,777,507       122,106,187       218,979,676
Reinvestment of distributions at net asset value                  7,328,800         4,912,322           228,962
Payments for redemptions                                       (299,431,677)       (3,096,371)       (3,349,899)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 (67,325,370)      123,922,138       215,858,739
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (15,735,291)      142,061,588       221,295,352
Net assets at beginning of period                               370,472,775       228,411,187         7,115,835
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $ 354,737,484      $370,472,775      $228,411,187
================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - S&P 500 INDEX FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  5,909,686       $  1,804,355      $  5,442,430
Net realized gain (loss) on investments                         11,096,751          2,819,152           818,609
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                  2,509,271         28,958,806        24,008,898
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   19,515,708         33,582,313        30,269,937
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                        (6,471,756)        (1,326,916)       (5,486,997)
   Net realized gain                                            (2,963,014)        (1,706,881)         (924,016)
----------------------------------------------------------------------------------------------------------------
Total distributions                                             (9,434,770)        (3,033,797)       (6,411,013)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                             26,719,029          6,705,610        26,099,085
Reinvestment of distributions at net asset value                 9,434,770          4,459,508         6,325,687
Payments for redemptions                                       (57,649,107)       (16,647,916)      (56,849,784)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                (21,495,308)        (5,482,798)      (24,425,012)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (11,454,330)        25,065,718          (566,088)
Net assets at beginning of period                              391,850,253        366,784,535       367,350,623
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $380,395,923       $391,850,253      $366,784,535
================================================================================================================
Undistributed net investment income                           $     35,636       $    548,565      $    106,305
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 114 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                      RIVERSOURCE VP - SELECT VALUE FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    273,148       $    86,367        $   563,270
Net realized gain (loss) on investments                          2,718,291         2,509,837            464,513
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                 (1,206,998)         (691,997)           588,316
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    1,784,441         1,904,207          1,616,099
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (318,407)          (73,000)          (560,309)
   Net realized gain                                            (2,842,426)       (2,629,000)          (381,000)
----------------------------------------------------------------------------------------------------------------
Total distributions                                             (3,160,833)       (2,702,000)          (941,309)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              6,929,134         1,566,722          5,315,492
Reinvestment of distributions at net asset value                 3,160,833         2,743,998            915,187
Payments for redemptions                                       (10,677,068)       (1,615,639)        (3,796,870)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                   (587,101)        2,695,081          2,433,809
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (1,963,493)        1,897,288          3,108,599
Net assets at beginning of period                               28,479,124        26,581,836         23,473,237
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $ 26,515,631       $28,479,124        $26,581,836
================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $    (21,682)      $    13,790        $       395
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
                                                                YEAR ENDED        PERIOD ENDED         YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)     AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $ 19,377,064       $  6,013,376       $  17,186,548
Net realized gain (loss) on investments                           1,497,871            185,807          (4,618,858)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                   3,208,821            925,784            (292,799)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    24,083,756          7,124,967          12,274,891
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                        (19,383,360)        (6,034,508)        (17,299,564)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              78,052,038         15,800,741          68,741,323
Reinvestment of distributions at net asset value                 20,660,152          6,230,452          16,861,634
Payments for redemptions                                        (77,355,984)       (29,031,356)       (102,138,539)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  21,356,206         (7,000,163)        (16,535,582)
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          26,056,602         (5,909,704)        (21,560,255)
Net assets at beginning of period                               457,013,631        462,923,335         484,483,590
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                    $483,070,233       $457,013,631       $ 462,923,335
===================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  115

RiverSource Variable Portfolio Funds

                                                                  RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
                                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007    DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    122,930       $    162,554      $    (43,953)
Net realized gain (loss) on investments                         12,413,467          9,613,506        27,932,843
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                (18,652,179)         7,437,971       (17,484,891)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   (6,115,782)        17,214,031        10,403,999
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (311,728)           (88,124)               --
   Net realized gain                                           (10,883,721)       (28,180,273)      (29,405,160)
----------------------------------------------------------------------------------------------------------------
Total distributions                                            (11,195,449)       (28,268,397)      (29,405,160)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              4,367,368          2,034,365         8,328,492
Reinvestment of distributions at net asset value                11,195,449         28,268,396        29,405,160
Payments for redemptions                                       (57,261,816)       (17,479,186)      (36,148,584)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                (41,698,999)        12,823,575         1,585,068
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (59,010,230)         1,769,209       (17,416,093)
Net assets at beginning of period                              219,798,672        218,029,463       235,445,556
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $160,788,442       $219,798,672      $218,029,463
================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $     (1,857)      $      2,340      $     41,443
----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - SMALL CAP VALUE FUND
                                                                YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    5,953,696      $    918,229      $  2,099,552
Net realized gain (loss) on investments                           37,395,599        17,575,923        61,012,763
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                 (117,987,452)       37,232,926        (7,054,058)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    (74,638,157)       55,727,078        56,058,257
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (7,210,996)         (780,445)       (2,249,308)
   Net realized gain                                             (20,020,861)      (60,479,614)      (31,668,050)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                              (27,231,857)      (61,260,059)      (33,917,358)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales                                              549,668,321        43,367,594       140,632,418
Reinvestment of distributions at net asset value                  27,231,857        61,717,079        33,460,338
Payments for redemptions                                         (69,306,815)      (29,686,872)      (59,579,246)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  507,593,363        75,397,801       114,513,510
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          405,763,309        69,864,820       136,654,409
Net assets at beginning of period                                618,628,695       548,763,875       412,109,466
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $1,024,392,004      $618,628,695      $548,763,875
=================================================================================================================
Undistributed net investment income                           $      207,418      $    337,561      $    183,446
-----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 116 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

RiverSource VP - Fundamental Value Fund became available on May 1, 2006. On April 25, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (the Investment Manager), purchased 199,991 shares of capital stock at $10 per share, which represented the initial capital in the Fund. On or about Aug. 31, 2007, Ameriprise Financial transferred its ownership interest in invested initial capital in the Fund to the Investment Manager.

The primary investment strategies of each Fund are as follows:

    RiverSource VP -  Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

    RiverSource VP -  Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

    RiverSource VP -  Core Bond Fund invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the
                      "Index"), which are investment grade and denominated in U.S.
                      dollars. The Index includes securities issued by the U.S.
                      government, corporate bonds and mortgage- and asset-backed securities.

    RiverSource VP -  Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

    RiverSource VP -  Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

    RiverSource VP -  Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

    RiverSource VP -  Fundamental Value Fund invests primarily in equity securities of U.S. companies.

    RiverSource VP -  Global Bond Fund invests primarily in debt obligations securities of U.S. and foreign issuers.

    RiverSource VP -  Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

    RiverSource VP -  Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities.

    RiverSource VP -  High Yield Bond Fund invests primarily in high-yield debt instruments.

    RiverSource VP -  Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

    RiverSource VP -  International Opportunity Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

    RiverSource VP -  Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

    RiverSource VP -  Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

    RiverSource VP -  Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies.

    RiverSource VP -  Mid Cap Value Fund invests primarily in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  117

    RiverSource VP -  S&P 500 Index Fund invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price
                      Index (S&P 500).

    RiverSource VP -  Select Value Fund invests primarily in equity securities of mid-capitalization companies as well as companies with larger and smaller market capitalizations.

    RiverSource VP -  Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities.

    RiverSource VP -  Small Cap Advantage Fund invests primarily in equity securities of small capitalization companies.

    RiverSource VP -  Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, securities in RiverSource VP - Cash Management Fund are generally valued at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board of Directors.

ILLIQUID SECURITIES
At Dec. 31, 2007, investments in securities included issues that are illiquid which the Funds currently limit to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Funds limited the percent held in securities and

--------------------------------------------------------------------------------

 118 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT other instruments that were illiquid to 10% of the Fund's net assets. The aggregate amount of fair valued securities at Dec. 31, 2007 is as follows:

                                                                                        PERCENTAGE OF NET
FUND                                                               VALUE                     ASSETS
----------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  $5,890,668                    0.34%
RiverSource VP - Cash Management Fund                            1,714,000                    0.12%
RiverSource VP - Diversified Bond Fund                           2,159,002                    0.05%
RiverSource VP - Emerging Markets Fund                          15,436,228                    1.60%
RiverSource VP - Fundamental Value Fund                         10,265,012                    1.31%
RiverSource VP - Growth Fund                                     7,556,500                    1.20%
RiverSource VP - High Yield Bond Fund                            8,948,005                    0.87%
RiverSource VP - Income Opportunities Fund                       2,100,776                    0.29%
RiverSource VP - International Opportunity Fund                    300,557                    0.03%
RiverSource VP - Large Cap Equity Fund                          17,690,950                    0.59%
RiverSource VP - Large Cap Value Fund                               89,950                    0.41%
RiverSource VP - Mid Cap Value Fund                                682,000                    0.19%
----------------------------------------------------------------------------------------------------------

These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2007, the market value of the outstanding forward-commitments for the Funds are as follows:

                                                                          WHEN-ISSUED                   OTHER FORWARD-
FUND                                                                       SECURITIES                    COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                            $ 71,869,378                    $  174,924
RiverSource VP - Core Bond Fund                                             10,587,117                       421,319
RiverSource VP - Diversified Bond Fund                                     340,588,110                     9,200,809
RiverSource VP - Global Bond Fund                                              126,917                       296,399
RiverSource VP - High Yield Bond Fund                                        6,896,877                     4,353,549
RiverSource VP - Income Opportunities Fund                                   6,097,727                     7,210,389
RiverSource VP - Short Duration U.S. Government Fund                        51,937,162                     4,696,031
--------------------------------------------------------------------------------------------------------------------------

The Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities." At Dec. 31, 2007, the following funds have entered into unfunded loan commitments:

FUND                                                              AMOUNT
--------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  $  119,349
RiverSource VP - Diversified Bond Fund                             584,552
RiverSource VP - Global Bond Fund                                  123,864
RiverSource VP - High Yield Bond Fund                            3,298,693
RiverSource VP - Income Opportunities Fund                       1,431,315
--------------------------------------------------------------------------

Certain Funds also may enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for the Funds to "roll over" their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment. The Funds record the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Funds did not enter into any mortgage dollar roll transactions during the year ended Dec. 31, 2007.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT 119 the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Funds to secure certain over-the-counter options trades. Cash collateral held by the Funds for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2007, foreign currency holdings are as follows:

     RiverSource VP - Diversified Bond Fund consisted of multiple denominations.

     RiverSource VP - Emerging Markets Fund consisted of multiple denominations.

     RiverSource VP - Global Bond Fund consisted of multiple denominations, primarily European monetary units.

     RiverSource VP - Global Inflation Protected Securities Fund were entirely comprised of Swedish krona.

     RiverSource VP - International Opportunity Fund consisted of multiple denominations, primarily Japanese yen.

     RiverSource VP - Large Cap Equity Fund consisted of multiple denominations, primarily Indian rupees.

     RiverSource VP - Large Cap Value Fund were entirely comprised of Indian rupees.

The Funds, except RiverSource VP - Cash Management Fund, may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS
Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------

 120 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at the year ended Dec. 31, 2007, are listed in the "Notes to Portfolio of Investments."

TOTAL RETURN EQUITY SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

CMBS TOTAL RETURN SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

CREDIT DEFAULT SWAP TRANSACTIONS
Certain Funds may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount, at par, of the underlying index or security as a result of the related credit event.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  121

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

On June 29, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net Investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships, post October capital or foreign currency losses, market discount, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the Statements of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to increase/decrease paid-in capital by the following:

                                                               RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -
                                      RIVERSOURCE VP -               CASH                     CORE                 DIVERSIFIED
                                          BALANCED                MANAGEMENT                  BOND                     BOND
                                            FUND                     FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                                  $   326,454                  $818                  $ 259,968               $ 58,538,000
Undistributed net investment
income                                     (326,454)                   --                   (129,554)                (5,213,535)
---------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital
reduction (increase)                    $        --                  $818                  $ 130,414               $ 53,324,465
---------------------------------------------------------------------------------------------------------------------------------

                                     RIVERSOURCE VP -          RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -
                                    DIVERSIFIED EQUITY         EMERGING MARKETS           FUNDAMENTAL              GLOBAL BOND
                                       INCOME FUND                   FUND                  VALUE FUND                  FUND
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                                   $(211,719)              $ 1,047,041                $ 55,078                $ 507,656
Undistributed net investment
income                                     211,719                (1,047,145)                (55,078)                (507,656)
---------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital
reduction (increase)                     $      --               $      (104)               $     --                $      --
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 122 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

                                      RIVERSOURCE VP -                                  RIVERSOURCE VP -         RIVERSOURCE VP -
                                      GLOBAL INFLATION         RIVERSOURCE VP -            HIGH YIELD                 INCOME
                                         PROTECTED                  GROWTH                    BOND                OPPORTUNITIES
                                      SECURITIES FUND                FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                                  $ 11,528,136             $ 2,605,329               $2,202,543               $ 736,286
Undistributed net investment
income                                   (11,528,136)             (2,258,368)               1,298,961                (736,286)
---------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital
reduction (increase)                    $         --             $  (346,961)              $3,501,504               $      --
---------------------------------------------------------------------------------------------------------------------------------

                                      RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -
                                       INTERNATIONAL           LARGE CAP EQUITY         LARGE CAP VALUE           MID CAP GROWTH
                                      OPPORTUNITY FUND               FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                                  $(4,615,884)             $ 3,280,640                 $(495)                 $ (318,830)
Undistributed net investment
income                                    4,615,884               (3,280,640)                  495                   1,113,725
---------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital
reduction (increase)                    $        --              $        --                 $  --                  $  794,895
---------------------------------------------------------------------------------------------------------------------------------

                                      RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -
                                          MID CAP                  S&P 500                   SELECT               SHORT DURATION
                                           VALUE                    INDEX                    VALUE               U.S. GOVERNMENT
                                            FUND                     FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                                   $ 168,841                 $(49,141)                $ (9,787)                   $--
Undistributed net investment
income                                    (168,841)                  49,141                    9,787                    --
---------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital
reduction (increase)                     $      --                 $     --                 $     --                    $--
---------------------------------------------------------------------------------------------------------------------------------

                                                                RIVERSOURCE VP -         RIVERSOURCE VP -
                                                                   SMALL CAP                SMALL CAP
                                                                 ADVANTAGE FUND             VALUE FUND
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               $(187,291)              $(1,127,157)
Undistributed net investment income                                  184,601                 1,127,157
---------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)                    $  (2,690)              $        --
---------------------------------------------------------------------------------------------------------

The tax character of distributions paid for the periods indicated is as follows:

                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP - BALANCED FUND
Distributions paid from:
      Ordinary income                                           $ 61,473,287       $ 12,783,193     $ 58,821,263
      Long-term capital gain                                      36,254,728        114,232,567       70,774,753
RIVERSOURCE VP - CASH MANAGEMENT FUND
Distributions paid from:
      Ordinary income                                             57,007,183         15,787,190       30,181,937
      Long-term capital gain                                              --                 --               --
RIVERSOURCE VP - CORE BOND FUND
Distributions paid from:
      Ordinary income                                              3,531,170            904,887        2,531,686
      Long-term capital gain                                              --                 --            1,884
      Tax return of capital                                           90,304                 --               --
RIVERSOURCE VP - DIVERSIFIED BOND FUND
Distributions paid from:
      Ordinary income                                            165,420,836         38,353,400       81,269,698
      Long-term capital gain                                              --                 --               --
      Tax return of capital                                        2,456,093                 --               --
RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Distributions paid from:
      Ordinary income                                             83,681,204         10,731,641       41,193,178
      Long-term capital gain                                      26,442,535        196,331,636       68,007,894
RIVERSOURCE VP - EMERGING MARKETS FUND
Distributions paid from:
      Ordinary income                                             23,277,050         38,535,254       11,128,027
      Long-term capital gain                                      13,926,823         20,579,739        3,128,668

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  123

                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
Distributions paid from:
      Ordinary income                                           $  7,622,262       $  1,344,955     $    298,866(b)
      Long-term capital gain                                              --                 --               --
      Tax return of capital                                               --            169,045               --
RIVERSOURCE VP - GLOBAL BOND FUND
Distributions paid from:
      Ordinary income                                             37,827,784          7,832,430       18,332,262
      Long-term capital gain                                              --                 --        2,322,501
RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
Distributions paid from:
      Ordinary income                                             17,400,000         12,799,673        5,920,360
      Long-term capital gain                                              --             14,972               --
RIVERSOURCE VP - GROWTH FUND
Distributions paid from:
      Ordinary income                                              6,627,939            433,302        6,205,001
      Long-term capital gain                                              --                 --               --
RIVERSOURCE VP - HIGH YIELD BOND FUND
      Distributions paid from:
      Ordinary income                                             87,013,480         32,472,664       84,302,446
      Long-term capital gain                                              --                 --               --
RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Distributions paid from:
      Ordinary income                                             41,017,313          7,366,970        6,948,160
      Long-term capital gain                                              --                 --           61,918
      Tax return of capital                                        1,187,970                 --               --
RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Distributions paid from:
      Ordinary income                                             12,616,015         10,550,737       18,190,610
      Long-term capital gain                                              --                 --               --
      Tax return of capital                                               --            550,893               --
RIVERSOURCE VP - LARGE CAP EQUITY FUND
Distributions paid from:
      Ordinary income                                             64,850,844          9,238,610       41,430,783
      Long-term capital gain                                              --                 --               --
RIVERSOURCE VP - LARGE CAP VALUE FUND
Distributions paid from:
      Ordinary income                                                700,913            413,000          484,993
      Long-term capital gain                                       1,290,131            851,000          172,351
RIVERSOURCE VP - MID CAP GROWTH FUND
Distributions paid from:
      Ordinary income                                                 31,821          1,596,565               --
      Long-term capital gain                                       6,915,157         26,857,455       20,773,397
RIVERSOURCE VP - MID CAP VALUE FUND
Distributions paid from:
      Ordinary income                                              7,231,722          4,023,000          564,971
      Long-term capital gain                                          97,078            543,000            2,400
RIVERSOURCE VP - S&P 500 INDEX FUND
Distributions paid from:
      Ordinary income                                              6,644,116          1,492,168        5,486,997
      Long-term capital gain                                       2,790,654          1,541,629          924,016
RIVERSOURCE VP - SELECT VALUE FUND
Distributions paid from:
      Ordinary income                                              2,878,784            419,000          795,309
      Long-term capital gain                                         282,049          2,283,000          146,000

--------------------------------------------------------------------------------

 124 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Distributions paid from:
      Ordinary income                                           $ 19,383,360       $  6,034,508     $ 17,299,564
      Long-term capital gain                                              --                 --               --
RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Distributions paid from:
      Ordinary income                                              4,511,650          4,668,406        7,295,152
      Long-term capital gain                                       6,683,799         23,599,991       22,110,008
RIVERSOURCE VP - SMALL CAP VALUE FUND
Distributions paid from:
      Ordinary income                                             19,619,541         22,811,776       11,611,903
      Long-term capital gain                                       7,612,316         38,448,283       22,305,455

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

At Dec. 31, 2007, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                                    UNDISTRIBUTED            ACCUMULATED             UNREALIZED
                                             UNDISTRIBUTED           ACCUMULATED              REALIZED              APPRECIATION
FUND                                        ORDINARY INCOME         LONG TERM GAIN              LOSS               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                $       797            $100,560,857          $   (17,812,301)         $137,676,193
RiverSource VP - Cash Management
Fund                                              490,905                      --                   (1,487)             (286,000)
RiverSource VP - Core Bond Fund                        --                      --                 (435,311)              417,579
RiverSource VP - Diversified Bond
Fund                                                   --                      --              (90,733,769)           17,889,594
RiverSource VP - Diversified Equity
Income Fund                                     7,673,579             235,541,675                     (318)          517,522,996
RiverSource VP - Emerging Markets
Fund                                           79,747,034              70,389,646                       --           173,091,018
RiverSource VP - Fundamental Value
Fund                                            1,145,144               5,248,329                 (369,949)           35,193,376
RiverSource VP - Global Bond Fund               9,709,883                 696,822                       --            51,508,438
RiverSource VP - Global Inflation
  Protected Securities Fund                    24,014,171                      --               (3,706,761)            6,910,753
RiverSource VP - Growth Fund                           --                      --               (7,031,971)          (16,049,639)
RiverSource VP - High Yield Bond
Fund                                                   --                      --             (208,033,437)          (47,768,419)
RiverSource VP - Income
Opportunities Fund                                     --                      --               (4,249,161)          (19,666,854)
RiverSource VP - International
Opportunity Fund                                3,322,977                      --             (220,105,149)          209,592,566
RiverSource VP - Large Cap Equity
Fund                                           41,904,064             208,444,000              (71,914,735)          119,128,681
RiverSource VP - Large Cap Value
Fund                                               34,125                 343,359                       --               728,797
RiverSource VP - Mid Cap Growth
Fund                                                   --               3,235,570           (1,052,948,570)           30,028,660
RiverSource VP - Mid Cap Value Fund            51,326,179              16,658,168                       --             7,683,995
RiverSource VP - S&P 500 Index Fund                96,656              11,165,179                       --            85,502,097
RiverSource VP - Select Value Fund                     94                 153,756                       --               128,846
RiverSource VP - Short Duration
  U.S. Government Fund                            208,158                      --               (8,251,870)           (1,187,841)
RiverSource VP - Small Cap
Advantage Fund                                  4,921,635               8,889,528               (2,255,959)           (1,773,280)
RiverSource VP - Small Cap Value
Fund                                           10,199,068              26,638,639                       --           (55,070,430)

RECENT ACCOUNTING PRONOUNCEMENTS
On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Jan. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for RiverSource VP - Cash Management Fund, RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund. Dividends from net investment income are declared and distributed quarterly, when available, for

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  125

RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Fundamental Value Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund and RiverSource VP - Small Cap Value Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On March 16, 2006, an additional dividend was paid before the merger (see Note 10) to ensure that current shareholders of RiverSource VP - Large Cap Equity Fund and RiverSource VP - Mid Cap Growth Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

The Funds have an Investment Management Services Agreement with the Investment Manager for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                            PERCENTAGE RANGE
---------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                   0.530% to 0.350%
RiverSource VP - Cash Management Fund                            0.330% to 0.150%
RiverSource VP - Core Bond Fund                                  0.480% to 0.290%
RiverSource VP - Diversified Bond Fund                           0.480% to 0.290%
RiverSource VP - Diversified Equity Income Fund                  0.600% to 0.375%
RiverSource VP - Emerging Markets Fund                           1.100% to 0.900%
RiverSource VP - Fundamental Value Fund                          0.730% to 0.600%
RiverSource VP - Global Bond Fund                                0.720% to 0.520%
RiverSource VP - Global Inflation Protected Securities Fund      0.440% to 0.250%
RiverSource VP - Growth Fund                                     0.600% to 0.375%
RiverSource VP - High Yield Bond Fund                            0.590% to 0.360%
RiverSource VP - Income Opportunities Fund                       0.610% to 0.380%
RiverSource VP - International Opportunity Fund                  0.800% to 0.570%
RiverSource VP - Large Cap Equity Fund                           0.600% to 0.375%
RiverSource VP - Large Cap Value Fund                            0.600% to 0.375%
RiverSource VP - Mid Cap Growth Fund                             0.700% to 0.475%
RiverSource VP - Mid Cap Value Fund                              0.700% to 0.475%
RiverSource VP - S&P 500 Index Fund                              0.220% to 0.120%
RiverSource VP - Select Value Fund                               0.780% to 0.650%
RiverSource VP - Short Duration U.S. Government Fund             0.480% to 0.250%
RiverSource VP - Small Cap Advantage Fund                        0.790% to 0.665%
RiverSource VP - Small Cap Value Fund                            0.970% to 0.870%
---------------------------------------------------------------------------------

For the following Funds, the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is determined monthly by measuring the percentage difference over a rolling 12-month period between the performance of one share of each Fund and the change to the stated index, up to a maximum percentage of each Fund's average daily net assets. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the

--------------------------------------------------------------------------------

 126 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Dec. 31, 2007, is as follows:

                                                                                                                       INCREASE
FUND                                                                              INDEX NAME                          (DECREASE)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  Lipper Balanced Funds Index                           $  155,154
RiverSource VP - Diversified Equity Income Fund                 Lipper Equity Income Funds Index                       1,063,783
RiverSource VP - Emerging Markets Fund                          Lipper Emerging Markets Funds Index                      250,075
RiverSource VP - Fundamental Value Fund                         Lipper Large-Cap Value Funds Index*                     (181,845)
RiverSource VP - Growth Fund                                    Lipper Large-Cap Growth Funds Index                       28,920
RiverSource VP - International Opportunity Fund                 Lipper International Large-Cap Core Funds Index         (721,834)
RiverSource VP - Large Cap Equity Fund                          Lipper Large-Cap Core Funds Index                        561,689
RiverSource VP - Large Cap Value Fund                           Lipper Large-Cap Value Funds Index                        (3,480)
RiverSource VP - Mid Cap Growth Fund                            Lipper Mid-Cap Growth Funds Index                       (815,493)
RiverSource VP - Mid Cap Value Fund                             Lipper Mid-Cap Value Funds Index                         113,521
RiverSource VP - Select Value Fund                              Lipper Multi-Cap Value Funds Index**                      15,415
RiverSource VP - Small Cap Advantage Fund                       Lipper Small-Cap Core Funds Index                       (218,930)
RiverSource VP - Small Cap Value Fund                           Lipper Small-Cap Value Funds Index                       235,085
--------------------------------------------------------------------------------------------------------------------------------

* On Jan. 1, 2008, the Lipper Large-Cap Core Funds Index replaced the Lipper Large-Cap Value Funds Index for purposes of determining performance incentive adjustment.
** On Jan. 1, 2008, the Lipper Mid-Cap Value Funds Index replaced the Lipper Multi-Cap Value Funds Index for purposes of determining performance incentive adjustment.

The management fee for the year ended Dec. 31, 2007, including an adjustment under the terms of the performance incentive arrangement, if any, is the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                    0.53%
RiverSource VP - Cash Management Fund                             0.33%
RiverSource VP - Core Bond Fund                                   0.48%
RiverSource VP - Diversified Bond Fund                            0.45%
RiverSource VP - Diversified Equity Income Fund                   0.59%
RiverSource VP - Emerging Markets Fund                            1.11%
RiverSource VP - Fundamental Value Fund                           0.70%
RiverSource VP - Global Bond Fund                                 0.68%
RiverSource VP - Global Inflation Protected Securities Fund       0.44%
RiverSource VP - Growth Fund                                      0.60%
RiverSource VP - High Yield Bond Fund                             0.59%
RiverSource VP - Income Opportunities Fund                        0.61%
RiverSource VP - International Opportunity Fund                   0.69%
RiverSource VP - Large Cap Equity Fund                            0.58%
RiverSource VP - Large Cap Value Fund                             0.59%
RiverSource VP - Mid Cap Growth Fund                              0.58%
RiverSource VP - Mid Cap Value Fund                               0.73%
RiverSource VP - S&P 500 Index Fund                               0.22%
RiverSource VP - Select Value Fund                                0.83%
RiverSource VP - Short Duration U.S. Government Fund              0.48%
RiverSource VP - Small Cap Advantage Fund                         0.68%
RiverSource VP - Small Cap Value Fund                             0.97%
--------------------------------------------------------------------------

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Emerging Markets Fund and RiverSource
VP - International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund.

The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. and WEDGE Capital Management L.L.P., each of which subadvises a portion of the assets of RiverSource VP - Select Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC, River Road Asset Management, LLC (River Road) and Denver Investment Advisors LLC (Denver), each of which subadvises a portion of the assets of RiverSource
VP - Small Cap Value Fund. Effective July 16,

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  127

2007, Denver was added as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of RiverSource VP - Fundamental Value Fund.

The Investment Manager contracts with and compensates each subadviser to manage the investment of each Fund's assets.

Under an Administrative Services Agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The percentage range for each Fund and the percentage for the year ended Dec. 31, 2007, is as follows:

                                                                                         PERCENTAGE
                                                                                           FOR THE
                                                                                         YEAR ENDED
FUND                                                            PERCENTAGE RANGE        DEC. 31, 2007
-----------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                   0.060% to 0.030%           0.05%
RiverSource VP - Cash Management Fund                            0.060% to 0.030%           0.06%
RiverSource VP - Core Bond Fund                                  0.070% to 0.040%           0.07%
RiverSource VP - Diversified Bond Fund                           0.070% to 0.040%           0.06%
RiverSource VP - Diversified Equity Income Fund                  0.060% to 0.030%           0.05%
RiverSource VP - Emerging Markets Fund                           0.080% to 0.050%           0.08%
RiverSource VP - Fundamental Value Fund                          0.060% to 0.030%           0.06%
RiverSource VP - Global Bond Fund                                0.080% to 0.050%           0.08%
RiverSource VP - Global Inflation Protected Securities Fund      0.070% to 0.040%           0.07%
RiverSource VP - Growth Fund                                     0.060% to 0.030%           0.06%
RiverSource VP - High Yield Bond Fund                            0.070% to 0.040%           0.07%
RiverSource VP - Income Opportunities Fund                       0.070% to 0.040%           0.07%
RiverSource VP - International Opportunity Fund                  0.080% to 0.050%           0.08%
RiverSource VP - Large Cap Equity Fund                           0.060% to 0.030%           0.05%
RiverSource VP - Large Cap Value Fund                            0.060% to 0.030%           0.06%
RiverSource VP - Mid Cap Growth Fund                             0.060% to 0.030%           0.06%
RiverSource VP - Mid Cap Value Fund                              0.060% to 0.030%           0.06%
RiverSource VP - S&P 500 Index Fund                              0.060% to 0.030%           0.06%
RiverSource VP - Select Value Fund                               0.060% to 0.030%           0.06%
RiverSource VP - Short Duration U.S. Government Fund             0.070% to 0.040%           0.07%
RiverSource VP - Small Cap Advantage Fund                        0.080% to 0.050%           0.08%
RiverSource VP - Small Cap Value Fund                            0.080% to 0.050%           0.08%
-----------------------------------------------------------------------------------------------------

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2007, other expenses paid to this company are as follows:

FUND                                                            AMOUNT
-----------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  $ 9,312
RiverSource VP - Cash Management Fund                             3,929
RiverSource VP - Core Bond Fund                                      42
RiverSource VP - Diversified Bond Fund                            9,281
RiverSource VP - Diversified Equity Income Fund                  14,618
RiverSource VP - Emerging Markets Fund                            1,575
RiverSource VP - Fundamental Value Fund                           1,173
RiverSource VP - Global Bond Fund                                 2,253
RiverSource VP - Global Inflation Protected Securities Fund       2,383
RiverSource VP - Growth Fund                                      2,617
RiverSource VP - High Yield Bond Fund                             5,145
RiverSource VP - Income Opportunities Fund                        1,214
RiverSource VP - International Opportunity Fund                   5,281
RiverSource VP - Large Cap Equity Fund                           16,783
RiverSource VP - Large Cap Value Fund                               129
RiverSource VP - Mid Cap Growth Fund                              2,832
RiverSource VP - Mid Cap Value Fund                               1,493
RiverSource VP - S&P 500 Index Fund                               1,543
RiverSource VP - Select Value Fund                                  153
RiverSource VP - Short Duration U.S. Government Fund              1,637
RiverSource VP - Small Cap Advantage Fund                           911
RiverSource VP - Small Cap Value Fund                             2,184
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

 128 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RiverSource Variable Portfolio Funds at an annual rate of 0.06% of each Fund's average daily net assets.

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

For the year ended Dec. 31, 2007, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                   0.83%
RiverSource VP - Global Inflation Protected Securities Fund       0.72%
RiverSource VP - Large Cap Value Fund                             1.04%
RiverSource VP - S&P 500 Index Fund                               0.50%
RiverSource VP - Select Value Fund                                1.05%
RiverSource VP - Small Cap Value Fund                             1.23%
--------------------------------------------------------------------------

Under an agreement, which was effective until Dec. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                   0.830%
RiverSource VP - Fundamental Value Fund                           1.070%
RiverSource VP - Global Inflation Protected Securities Fund       0.720%
RiverSource VP - Income Opportunities Fund                        0.990%
RiverSource VP - Large Cap Value Fund                             1.050%
RiverSource VP - Mid Cap Growth Fund                              1.000%
RiverSource VP - Mid Cap Value Fund                               1.080%
RiverSource VP - S&P 500 Index Fund                               0.495%
RiverSource VP - Select Value Fund                                1.000%
RiverSource VP - Small Cap Value Fund                             1.200%
--------------------------------------------------------------------------

Effective Jan. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2008, unless sooner terminated by the discretion of the Board such that net expenses (excluding fees and

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT 129 expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                    0.83%
RiverSource VP - Fundamental Value Fund                            0.98%
RiverSource VP - Global Bond Fund                                  0.98%
RiverSource VP - Global Inflation Protected Securities Fund        0.72%
RiverSource VP - Large Cap Value Fund                              1.05%
RiverSource VP - Mid Cap Value Fund                                1.05%
RiverSource VP - S&P 500 Index Fund                                0.51%
RiverSource VP - Select Value Fund                                 1.03%
RiverSource VP - Small Cap Advantage Fund                          1.13%
RiverSource VP - Small Cap Value Fund                              1.20%
--------------------------------------------------------------------------

The Funds pay custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2007, cost of purchases and proceeds from sales or maturities of securities aggregated $8,674,251,335 and $8,440,107,913, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                               PURCHASES             PROCEEDS
-----------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  $ 2,257,806,103       $ 2,544,102,943
RiverSource VP - Core Bond Fund                                     300,616,144           274,123,552
RiverSource VP - Diversified Bond Fund                           11,768,380,472        10,147,476,545
RiverSource VP - Diversified Equity Income Fund                   1,535,311,318         1,118,969,122
RiverSource VP - Emerging Markets Fund                            1,044,449,807           882,716,479
RiverSource VP - Fundamental Value Fund                             429,189,420            67,219,148
RiverSource VP - Global Bond Fund                                 1,118,604,387           671,659,597
RiverSource VP - Global Inflation Protected Securities Fund         747,493,651           554,458,946
RiverSource VP - Growth Fund                                        728,568,309           758,637,657
RiverSource VP - High Yield Bond Fund                               936,274,552         1,065,778,533
RiverSource VP - Income Opportunities Fund                          860,104,612           541,816,510
RiverSource VP - International Opportunity Fund                   1,188,193,857         1,448,168,439
RiverSource VP - Large Cap Equity Fund                            2,149,624,824         2,941,955,169
RiverSource VP - Large Cap Value Fund                                 9,604,518            11,532,120
RiverSource VP - Mid Cap Growth Fund                                583,620,714           742,785,590
RiverSource VP - Mid Cap Value Fund                                 308,730,261           375,956,779
RiverSource VP - S&P 500 Index Fund                                  16,638,999            43,042,831
RiverSource VP - Select Value Fund                                   27,473,568            30,556,911
RiverSource VP - Short Duration U.S. Government Fund                916,123,486           963,951,566
RiverSource VP - Small Cap Advantage Fund                           293,506,690           344,426,683
RiverSource VP - Small Cap Value Fund                               838,102,084           422,327,371
-----------------------------------------------------------------------------------------------------

Net realized gains and losses on investment sales are determined on an identified cost basis.

--------------------------------------------------------------------------------

 130 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

RIVERSOURCE VP - BALANCED FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              2,459,988            745,197         1,604,644
Issued for reinvested distributions                               6,372,138          9,132,978         8,844,384
Redeemed                                                        (26,741,652)        (9,766,916)      (38,530,123)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         (17,909,526)           111,259       (28,081,095)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - CASH MANAGEMENT FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             646,410,357        167,098,286      546,325,418
Issued for reinvested distributions                               60,311,354         15,958,427       28,018,991
Redeemed                                                        (424,073,689)      (126,608,351)    (263,000,076)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          282,648,022         56,448,362      311,344,333
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - CORE BOND FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              3,723,070           942,086         2,832,609
Issued for reinvested distributions                                 388,448            93,532           252,233
Redeemed                                                         (1,134,036)         (721,222)       (2,432,878)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           2,977,482           314,396           651,964
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - DIVERSIFIED BOND FUND
                                                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
--------------------------------------------------------------------------------------------------------------------
Sold                                                            161,391,625         41,333,529         66,150,597
Issued for reinvested distributions                              16,906,002          3,545,702          7,539,299
Redeemed                                                        (25,944,477)        (6,549,782)       (21,056,382)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         152,353,150         38,329,449         52,633,514
--------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
                                                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
--------------------------------------------------------------------------------------------------------------------
Sold                                                             45,005,746         20,716,476         66,872,272
Issued for reinvested distributions                               6,881,359         14,243,085          7,606,498
Redeemed                                                        (23,461,159)        (2,974,137)        (5,235,880)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          28,425,946         31,985,424         69,242,890
--------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - EMERGING MARKETS FUND
                                                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
--------------------------------------------------------------------------------------------------------------------
Sold                                                             14,611,795          2,830,869         14,243,920
Issued for reinvested distributions                               2,175,402          3,607,990            999,615
Redeemed                                                         (5,570,611)        (1,049,305)        (3,674,525)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          11,216,586          5,389,554         11,569,010
--------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
                                                                 YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006(B)
--------------------------------------------------------------------------------------------------------------------
Sold                                                             53,598,104         13,209,495         23,142,255
Issued for reinvested distributions                                 677,494            169,453              1,909
Redeemed                                                        (20,475,130)          (124,558)          (243,201)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          33,800,468         13,254,390         22,900,963
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  131

RIVERSOURCE VP - GLOBAL BOND FUND
                                                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
--------------------------------------------------------------------------------------------------------------------
Sold                                                             48,939,084          8,876,320         16,252,656
Issued for reinvested distributions                               3,503,265            725,298          1,923,444
Redeemed                                                         (6,857,392)        (2,079,563)        (6,199,573)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          45,584,957          7,522,055         11,976,527
--------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
                                                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
--------------------------------------------------------------------------------------------------------------------
Sold                                                             44,692,939         18,635,892         35,080,485
Issued for reinvested distributions                               1,754,928          1,289,058            624,006
Redeemed                                                        (26,281,514)          (454,877)        (6,979,442)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          20,166,353         19,470,073         28,725,049
--------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - GROWTH FUND
                                                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)    AUG. 31, 2006
--------------------------------------------------------------------------------------------------------------------
Sold                                                              8,442,198          1,795,840         49,500,097
Issued for reinvested distributions                                 849,574            241,573            747,698
Redeemed                                                        (12,626,784)        (4,955,872)       (21,266,893)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (3,335,012)        (2,918,459)        28,980,902
--------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - HIGH YIELD BOND FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             11,028,504          4,649,214        16,227,622
Issued for reinvested distributions                              13,936,184          4,684,842        12,636,235
Redeemed                                                        (42,985,085)       (10,403,935)      (34,818,886)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         (18,020,397)        (1,069,879)       (5,955,029)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             38,944,286         13,653,726       21,779,525
Issued for reinvested distributions                               4,347,222            631,708          586,469
Redeemed                                                         (8,346,637)          (268,671)        (984,015)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          34,944,871         14,016,763       21,381,979
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              1,602,591          1,023,262         3,290,061
Issued for reinvested distributions                                 889,158          1,024,536         1,754,001
Redeemed                                                        (20,653,265)        (6,138,650)      (19,700,173)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         (18,161,516)        (4,090,852)      (14,656,111)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - LARGE CAP EQUITY FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                                789,648            185,194         6,446,961
Fund Merger                                                             N/A                N/A        77,634,189
Issued for reinvested distributions                               2,518,918            853,308         1,647,637
Redeemed                                                        (32,921,312)       (14,753,800)      (39,632,021)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         (29,612,746)       (13,715,298)       46,096,766
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 132 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RIVERSOURCE VP - LARGE CAP VALUE FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                               520,083           259,377           563,345
Issued for reinvested distributions                                174,883           111,695            58,492
Redeemed                                                          (807,183)          (65,500)         (201,307)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           (112,217)          305,572           420,530
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - MID CAP GROWTH FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                                689,855            204,961         1,916,243
Fund merger                                                             N/A                N/A        51,642,855
Issued for reinvested distributions                                 591,884          2,478,097         1,683,389
Redeemed                                                        (15,524,515)        (6,966,156)      (11,079,161)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         (14,242,776)        (4,283,098)       44,163,326
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - MID CAP VALUE FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             15,463,546         9,283,567        17,680,414
Issued for reinvested distributions                                 499,200           365,184            18,726
Redeemed                                                        (19,137,712)         (235,125)         (263,812)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (3,174,966)        9,413,626        17,435,328
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - S&P 500 INDEX FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              2,696,004            719,158        3,049,759
Issued for reinvested distributions                                 964,965            481,856          742,959
Redeemed                                                         (5,811,566)        (1,803,618)      (6,584,030)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (2,150,597)          (602,604)      (2,791,312)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - SELECT VALUE FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                               564,929            130,952          465,908
Issued for reinvested distributions                                289,050            241,551           80,918
Redeemed                                                          (876,727)          (135,982)        (330,201)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                            (22,748)           236,521          216,625
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              7,683,953          1,559,918         6,812,654
Issued for reinvested distributions                               2,033,154            615,472         1,670,663
Redeemed                                                         (7,618,558)        (2,866,142)      (10,142,070)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           2,098,549           (690,752)       (1,658,753)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                                338,276            144,790          580,024
Issued for reinvested distributions                                 894,358          2,176,662        2,188,623
Redeemed                                                         (4,476,565)        (1,248,454)      (2,551,105)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (3,243,931)         1,072,998          217,542
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  133

RIVERSOURCE VP - SMALL CAP VALUE FUND
                                                                 YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                               DEC. 31, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             36,419,626          2,823,228        9,622,399
Issued for reinvested distributions                               1,850,050          4,206,725        2,433,216
Redeemed                                                         (4,679,690)        (1,923,250)      (4,112,520)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          33,589,986          5,106,703        7,943,095
-----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund receives collateral in the form of cash and/or U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Funds under the Investment Management Services Agreement pursuant to which each Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board.

Presented below is information regarding securities on loan at Dec. 31, 2007.

                                                               RIVERSOURCE VP -         RIVERSOURCE VP -
                                      RIVERSOURCE VP -           DIVERSIFIED            GLOBAL INFLATION         RIVERSOURCE VP -
                                          BALANCED                   BOND                  PROTECTED                  GROWTH
                                            FUND                     FUND               SECURITIES FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to
brokers                                  $9,221,174              $64,984,200              $31,092,000               $6,285,500
---------------------------------------------------------------------------------------------------------------------------------
Cash collateral received for
   securities loaned                     $9,573,800              $66,950,000              $31,687,500               $6,650,000

                                      RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -
                                       INTERNATIONAL              LARGE CAP                 MID CAP                 SMALL CAP
                                        OPPORTUNITY                 EQUITY                   GROWTH                   VALUE
                                            FUND                     FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to
brokers                                 $23,418,185              $22,849,797              $19,623,170              $28,170,897
---------------------------------------------------------------------------------------------------------------------------------
Cash collateral received for
   securities loaned                    $24,604,425              $23,938,500              $21,098,000              $30,350,450

Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments."

Income from security lending and expenses paid to the Investment Manager (which are included in other expenses on the Statement of operations), for the year ended Dec. 31, 2007, are as follows:

FUND                                                                       AMOUNT                     EXPENSES
-----------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced                                                 $194,615                    $  9,972
RiverSource VP - Diversified Bond Fund                                     410,252                      26,319
RiverSource VP - Diversified Equity Income Fund                            270,351                       6,340
RiverSource VP - Global Bond Fund                                           25,975                       2,756
RiverSource VP - Global Inflation Protected Securities Fund                  3,265                           0
RiverSource VP - Growth Fund                                                85,089                       1,975
RiverSource VP - High Yield Bond Fund                                        3,700                         704
RiverSource VP - International Opportunity Fund                            653,373                       7,370
RiverSource VP - Large Cap Equity Fund                                     471,798                      12,415
RiverSource VP - Large Cap Value Fund                                            0                         299
RiverSource VP - Mid Cap Growth Fund                                       297,845                       4,948
RiverSource VP - Small Cap Advantage Fund                                   20,601                       1,664
RiverSource VP - Small Cap Value Fund                                      492,286                      11,150
-----------------------------------------------------------------------------------------------------------------

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

 134 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the year ended Dec. 31, 2007 are as follows:

                                                                   CALLS                                       PUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                      CONTRACTS             PREMIUMS              CONTRACTS             PREMIUMS
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2006                                    7,980             $   710,816                 --              $       --
Opened                                                  30,626               2,111,113             15,396               1,594,239
Closed                                                 (18,018)             (1,453,937)            (7,720)               (980,440)
Expired                                                (10,140)               (524,099)                --                      --
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                                   10,448             $   843,893              7,676              $  613,799
---------------------------------------------------------------------------------------------------------------------------------

Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the year ended Dec. 31, 2007 are as follows:

                                                                  CALLS                                        PUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                     CONTRACTS             PREMIUMS              CONTRACTS             PREMIUMS
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2006                                  15,268             $ 1,360,071                  --             $        --
Opened                                                 52,483               4,115,586              29,746               3,206,169
Closed                                                (33,980)             (3,216,670)            (17,854)             (2,254,306)
Expired                                               (17,757)               (965,596)                 --                      --
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                                  16,014             $ 1,293,391              11,892             $   951,863
---------------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

7. AFFILIATED MONEY MARKET FUND

Each Fund, except for RiverSource VP - Cash Management Fund, may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated for each Fund for the year ended Dec. 31, 2007, are as follows:

FUND                                                                       PROCEEDS                   FUNDS
----------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                          $  724,167,478            $  770,855,240
RiverSource VP - Core Bond Fund                                             51,188,935                46,739,471
RiverSource VP - Diversified Bond Fund                                   2,856,875,690             2,981,020,296
RiverSource VP - Diversified Equity Income Fund                            869,827,361               875,429,746
RiverSource VP - Emerging Markets Fund                                     560,113,817               549,776,271
RiverSource VP - Fundamental Value Fund                                    653,007,636               644,300,225
RiverSource VP - Global Bond Fund                                          477,512,072               463,532,696
RiverSource VP - Global Inflation Protected Securities Fund                421,819,271               404,388,426
RiverSource VP - Growth Fund                                               325,560,900               318,128,799
RiverSource VP - High Yield Bond Fund                                      557,973,221               554,650,240
RiverSource VP - Income Opportunities Fund                                 405,045,318               371,798,745
RiverSource VP - International Opportunity Fund                            605,926,950               593,876,033
RiverSource VP - Large Cap Equity Fund                                   2,061,292,176             2,036,481,746
RiverSource VP - Large Cap Value Fund                                        7,590,026                 8,803,316
RiverSource VP - Mid Cap Growth Fund                                       256,062,851               261,898,869
RiverSource VP - Mid Cap Value Fund                                        262,425,627               264,701,227
RiverSource VP - S&P 500 Index Fund                                         38,717,440                36,422,975
RiverSource VP - Select Value Fund                                          15,760,487                16,213,716
RiverSource VP - Short Duration U.S. Government Fund                       162,086,026               160,141,042
RiverSource VP - Small Cap Advantage Fund                                   63,812,314                65,634,756
RiverSource VP - Small Cap Value Fund                                      660,744,276               573,263,971
----------------------------------------------------------------------------------------------------------------

8. BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between each Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT 135 borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, each Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Each Fund had no borrowings during the year ended Dec. 31, 2007.

9. INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In the third and fourth calendar quarters of 2007, structured investment vehicles ("SIVs") generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. As of Dec. 31, 2007, on an aggregate basis, $103.7 million, representing 7.8% of VP -- Cash Management Fund's (Cash Management) total net assets were invested in SIVs. These investments were in the most senior debt issued by these vehicles.

On Aug. 28, 2007, Cheyne Finance breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This led to the appointment of receivers on Sept. 4, 2007. On Oct. 17, 2007, the receivers declared Cheyne Finance to be insolvent. Cash Management's holding in Cheyne Finance is in default as of its Nov. 12, 2007 maturity date. The receivers are currently developing a restructuring plan which will likely result in Cash Management receiving less than full payment on its investment. Accordingly, the value of the holding has been reduced through fair valuation procedures from its amortized cost of $2.0 million down to $1.7 million as of Dec. 31, 2007. Subsequent to Dec. 31, 2007, the fair value of the position has been further reduced to $1.6 million based on information available as of Feb. 15, 2008.

Subsequent to Dec. 31, 2007, $8.0 million matured on one of Cash Management's SIV holdings in Sedna Finance, and all interest and principal payments were received by Cash Management on a timely basis.

On Feb. 11, 2008, Whistlejacket Capital LLC (WJC) breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This resulted in the appointment of a receiver on Feb. 12, 2008. On Feb. 11, 2008, Management determined WJC to be an illiquid investment. As of Feb. 15, 2008, WJC's investment manager has declared WJC insolvent. However, Management continues to believe that Cash Management will receive full payment on its remaining holdings. As of Feb. 15, 2008, Cash Management continues to value its holdings in WJC at amortized cost of $12 million.

As of Feb. 15, 2008, with the exception of Cheyne Finance LLC, it is still anticipated that Cash Management will receive full payment on the other SIV investments, which remain outstanding and had an aggregate value of $94.0 million, representing 7.0% of net assets on Dec. 31, 2007.

10. FUND MERGERS

RiverSource VP - Large Cap Equity Fund

At the close of business on March 17, 2006, RiverSource VP - Large Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource VP - New Dimensions Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource VP - Large Cap Equity Fund immediately before the acquisition were $2,554,119,500 and the combined net assets immediately after the acquisition were $4,350,292,892.

The merger was accomplished by a tax-free exchange of 108,210,452 shares of RiverSource VP - New Dimensions Fund valued at $1,796,173,392.

In exchange for the RiverSource VP - New Dimensions Fund shares and net assets, RiverSource VP - Large Cap Equity Fund issued 77,634,189 shares.

RiverSource VP - New Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $1,796,173,392, which includes $1,758,785,888 of capital stock, $135,799,449 of unrealized appreciation, ($98,521,967) of accumulated net realized loss and $110,022 of undistributed net investment income.

RiverSource VP - Mid Cap Growth Fund

At the close of business on March 17, 2006, RiverSource VP - Mid Cap Growth Fund acquired the assets and assumed the identified liabilities of RiverSource
VP - Strategy Aggressive Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

--------------------------------------------------------------------------------

 136 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

The aggregate net assets of RiverSource VP - Mid Cap Growth Fund immediately before the acquisition were $263,887,643 and the combined net assets immediately after the acquisition were $900,721,592.

The merger was accomplished by a tax-free exchange of 70,072,924 shares of RiverSource VP - Strategy Aggressive Fund valued at $636,833,949.

In exchange for the RiverSource VP - Strategy Aggressive Fund shares and net assets, RiverSource VP - Mid Cap Growth Fund issued 51,642,855 shares.

RiverSource VP - Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $636,833,949, which includes $1,733,718,560 of capital stock, $59,822,571 of unrealized appreciation, ($1,156,578,196) of accumulated net realized loss and ($128,986) of temporary book-to-tax differences.

11. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2007 were as follows:

FUND                                                              CARRY-OVER
------------------------------------------------------------------------------
RiverSource VP -- Balanced Fund                                 $   17,812,301
RiverSource VP -- Cash Management Fund                                   1,487
RiverSource VP -- Core Bond Fund                                       435,311
RiverSource VP -- Diversified Bond Fund(a)                          85,187,624
RiverSource VP -- Global Inflation Protected Securities Fund         3,706,761
RiverSource VP -- Growth Fund                                        7,031,971
RiverSource VP -- High Yield Bond Fund                             206,575,779
RiverSource VP -- Income Opportunities Fund                          1,606,700
RiverSource VP -- International Opportunity Fund(a)                220,105,149
RiverSource VP -- Large Cap Equity Fund(a)                          71,914,735
RiverSource VP -- Mid Cap Growth Fund                            1,052,723,375
RiverSource VP -- Short Duration U.S. Government Fund(a)             8,251,870
------------------------------------------------------------------------------

(a) As a result of a merger on July 9, 2004, the Fund acquired capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains.

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                                   2008               2009               2010
---------------------------------------------------------------------------------------------------------------------
RiverSource VP -- Balanced Fund                                    $ 17,812,301       $         --       $         --
RiverSource VP -- Cash Management Fund                                       --                 --                 --
RiverSource VP -- Core Bond Fund                                             --                 --                 --
RiverSource VP -- Diversified Bond Fund                              47,894,894          9,863,475         15,651,826
RiverSource VP -- Global Inflation Protected Securities Fund                 --                 --                 --
RiverSource VP -- Growth Fund                                                --                 --          3,579,364
RiverSource VP -- High Yield Bond Fund                                       --         99,499,045        106,316,241
RiverSource VP -- Income Opportunities Fund                                  --                 --                 --
RiverSource VP -- International Opportunity Fund                      8,763,638         98,876,953         90,583,080
RiverSource VP -- Large Cap Equity Fund                              31,291,236          3,331,398         37,292,101
RiverSource VP -- Mid Cap Growth Fund                               702,644,765        310,534,170         39,544,440
RiverSource VP -- Short Duration U.S. Government Fund                        --                 --                 --
---------------------------------------------------------------------------------------------------------------------

FUND                                                 2011              2012             2013             2014             2015
---------------------------------------------------------------------------------------------------------------------------------
RiverSource VP -- Balanced Fund                   $        --       $       --       $       --       $       --       $       --
RiverSource VP -- Cash Management Fund                     --               --              150               --            1,337
RiverSource VP -- Core Bond Fund                           --               --           41,034          394,277               --
RiverSource VP -- Diversified Bond Fund             4,231,263               --        7,546,166               --               --
RiverSource VP -- Global Inflation Protected
Securities Fund                                            --               --               --        1,165,851        2,540,910
RiverSource VP -- Growth Fund                              --               --               --        3,452,607               --
RiverSource VP -- High Yield Bond Fund                     --               --          760,493               --               --
RiverSource VP -- Income Opportunities Fund                --               --               --               --        1,606,700
RiverSource VP -- International Opportunity
Fund                                               21,881,478               --               --               --               --
RiverSource VP -- Large Cap Equity Fund                    --               --               --               --               --
RiverSource VP -- Mid Cap Growth Fund                      --               --               --               --               --
RiverSource VP -- Short Duration U.S.
Government Fund                                            --        1,227,003        3,894,750        3,130,117               --
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  137

The Funds, in connection with the mergers as described in Note 10, acquired the following capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains:

FUND                                                              CARRY-OVER
------------------------------------------------------------------------------
RiverSource VP -- Large Cap Equity Fund                         $  145,225,331
RiverSource VP -- Mid Cap Growth Fund                            1,117,336,399
------------------------------------------------------------------------------

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers.

The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses and net currency losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Dec. 31, 2007, post-October losses that are treated as occurring on Jan. 1, 2008 are as follows:

FUND                                                            POST-OCTOBER LOSS
---------------------------------------------------------------------------------
RiverSource VP -- Diversified Bond Fund                            $5,546,145
RiverSource VP -- Diversified Equity Income Fund                          318
RiverSource VP -- Fundamental Value Fund                              369,949
RiverSource VP -- High Yield Bond Fund                              1,457,658
RiverSource VP -- Income Opportunities Fund                         2,642,461
RiverSource VP -- Mid Cap Growth Fund                                 225,195
RiverSource VP -- Small Cap Advantage Fund                          2,255,959
---------------------------------------------------------------------------------

The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

12. CONCENTRATION OF RISK

For RiverSource VP-Emerging Markets Fund, RiverSource VP-Global Bond Fund, and RiverSource VP-International Opportunity Fund:

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

For RiverSource VP-Global Inflation Protected Securities Fund:

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

For RiverSource VP-Global Inflation Protected Securities Fund and RiverSource VP-Global Bond Fund:

DIVERSIFICATION RISK
The Funds are non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For RiverSource VP-Emerging Markets Fund and RiverSource VP-Global Bond Fund:

GEOGRAPHIC CONCENTRATION/SECTOR RISK
Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

--------------------------------------------------------------------------------

 138 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

For RiverSource VP-International Opportunity Fund:

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

For RiverSource VP-Fundamental Value Fund:

SECTOR RISK
The Subadviser has historically invested significantly in the financial services sector. The Fund may therefore be more susceptible to the particular risks of the financial services sector than if the Fund were invested in a wider variety of companies in unrelated industries.

For RiverSource VP-Large Cap Value Fund and RiverSource VP-Mid Cap Growth Fund:

SECTOR RISK
If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  139

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

14. CHANGE OF FUND'S FISCAL YEAR

The By-Laws of RiverSource Variable Portfolio -- Income Series, Inc., RiverSource Variable Portfolio -- Investment Series, Inc., RiverSource Variable Portfolio -- Managed Series, Inc., RiverSource Variable Portfolio -- Managers Series, Inc., and RiverSource Variable Portfolio -- Money Market Series, Inc. were amended on April 13, 2006, changing their fiscal year end from Aug. 31 to Dec. 31, effective Dec. 31, 2006.

15. SUBSEQUENT EVENT

At a shareholder meeting on Jan. 29, 2008, shareholders of the Variable Portfolio Funds approved the reorganization of each Fund into a corresponding newly formed series of RiverSource Variable Series Trust, a Massachusetts business trust and the merger of RiverSource VP -- Core Bond Fund into RiverSource VP -- Diversified Bond Fund. The reorganization was effective Feb. 1, 2008 and the merger will occur in the first quarter of 2008. Following the reorganization of the Funds into RiverSource Variable Series Trust, for federal income tax purposes the Funds will be treated as partnerships, however, certain of the Funds within the trust will elect to continue to be treated as Regulated Investment Companies.

--------------------------------------------------------------------------------

 140 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

16. FINANCIAL HIGHLIGHTS

The following tables show certain important financial information for evaluating each Fund's results.

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                              YEAR ENDED        PERIOD ENDED DEC. 31,                       YEAR ENDED AUG. 31,
                             DEC. 31, 2007             2006(B)               2006              2005           2004           2003
Net asset value, beginning
 of period                      $15.61                 $15.44                 $15.18         $14.17         $13.00         $12.32
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)       .43                    .13                    .41            .35            .31            .31
Net gains (losses) (both
 realized and unrealized)         (.16)                  1.04                    .72           1.02           1.17            .82
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        .27                   1.17                   1.13           1.37           1.48           1.13
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income                (.45)                  (.10)                  (.41)          (.36)          (.31)          (.31)
Distributions from realized
 gains                            (.34)                  (.90)                  (.46)            --             --           (.14)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions               (.79)                 (1.00)                  (.87)          (.36)          (.31)          (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                         $15.09                 $15.61                 $15.44         $15.18         $14.17         $13.00
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period
 (in millions)                  $1,731                 $2,071                 $2,046         $2,437         $2,664         $2,416
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)             .80%                   .84%(e)                .77%           .82%           .78%           .80%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)     2.65%                  2.43%(e)               2.63%          2.34%          2.16%          2.48%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate           118%                    38%                   130%           131%           133%           119%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                  1.74%                  7.73%(g)               7.76%          9.68%         11.39%          9.40%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                              YEAR ENDED        PERIOD ENDED DEC. 31,                       YEAR ENDED AUG. 31,
                             DEC. 31, 2007             2006(B)               2006              2005           2004           2003
Net asset value, beginning
 of period                       $1.00                  $1.00                  $1.00          $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)       .05                    .02                    .04            .02             --            .01
Net gains (losses) (both
 realized and unrealized)           --(g)                  --                     --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        .05                    .02                    .04            .02             --            .01
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income                (.05)                  (.02)                  (.04)          (.02)            --           (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                          $1.00                  $1.00                  $1.00          $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period
 (in millions)                  $1,338                 $1,055                   $999           $688           $773           $868
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c)                 .60%                   .60%(d)                .67%           .70%           .69%           .70%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)     4.72%                  4.66%(d)               4.01%          1.88%           .47%           .72%
---------------------------------------------------------------------------------------------------------------------------------
Total return(e)                  4.75%                  1.54%(f)               4.01%          1.92%           .48%           .72%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d)  Adjusted to an annual basis.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(f)  Not annualized.
(g)  Amount rounds to zero.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  141

RiverSource VP - Core Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                              YEAR ENDED        PERIOD ENDED DEC. 31,                YEAR ENDED AUG. 31,
                             DEC. 31, 2007             2006(B)               2006              2005        2004(C)
Net asset value, beginning
 of period                       $9.81                  $9.77                 $10.05         $10.01          $9.98
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)       .44                    .14                    .39            .31            .14
Net gains (losses) (both
 realized and unrealized)          .07                    .04                   (.26)           .04            .03
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        .51                    .18                    .13            .35            .17
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income                (.43)                  (.14)                  (.39)          (.31)          (.14)
Distributions from realized
 gains                              --                     --                   (.02)            --             --
Tax return of capital             (.01)                    --                     --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions               (.44)                  (.14)                  (.41)          (.31)          (.14)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                          $9.88                  $9.81                  $9.77         $10.05         $10.01
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period
 (in millions)                     $96                    $66                    $63            $58            $36
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)      .90%                   .93%(g)                .96%          1.01%          1.13%(g)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
waiver/reimbursement(d),(e),(f)      .83%                .83%(g)                .86%           .95%           .95%(g)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)     4.47%                  4.28%(g)               3.97%          3.10%          2.33%(g)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate           334%                   106%                   319%           339%           221%
---------------------------------------------------------------------------------------------------------------------------------
Total return(h)                  5.34%                  1.85%(i)               1.38%          3.64%          1.67%(i)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(g)  Adjusted to an annual basis.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                              YEAR ENDED        PERIOD ENDED DEC. 31,                       YEAR ENDED AUG. 31,
                             DEC. 31, 2007             2006(B)               2006              2005           2004           2003
Net asset value, beginning
 of period                      $10.47                 $10.39                 $10.66         $10.62         $10.40         $10.38
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)       .50                    .16                    .43            .39            .38            .44
Net gains (losses) (both
 realized and unrealized)          .03                    .08                   (.27)           .06            .22            .02
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        .53                    .24                    .16            .45            .60            .46
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income                (.49)                  (.16)                  (.43)          (.41)          (.38)          (.44)
Tax return of capital             (.01)                    --                     --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions               (.50)                  (.16)                  (.43)          (.41)          (.38)          (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                         $10.50                 $10.47                 $10.39         $10.66         $10.62         $10.40
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period
 (in millions)                  $4,353                 $2,745                 $2,325         $1,824         $1,696         $1,765
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)             .74%                   .74%(e)                .80%           .82%           .81%           .81%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)     4.79%                  4.57%(e)               4.15%          3.65%          3.60%          4.23%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate           289%                   109%                   292%           293%           295%           251%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                  5.20%                  2.32%(g)               1.58%          4.27%          5.84%          4.50%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 142 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $15.48                  $15.09
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24                     .07
Net gains (losses) (both realized
 and unrealized)                            .98                    1.33
-------------------------------------------------------------------------------
Total from investment operations           1.22                    1.40
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.25)                   (.05)
Distributions from realized gains          (.21)                   (.96)
-------------------------------------------------------------------------------
Total distributions                        (.46)                  (1.01)
-------------------------------------------------------------------------------
Net asset value, end of period           $16.24                  $15.48
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $4,079                  $3,446
-------------------------------------------------------------------------------
Total expenses(c),(d)                      .86%                    .91%(e)
-------------------------------------------------------------------------------
Net investment income (loss)              1.47%                   1.39%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                     29%                      5%
-------------------------------------------------------------------------------
Total return(f)                           8.02%                   9.37%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $13.83         $11.17          $9.65          $8.41
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .23            .20            .17            .17
Net gains (losses) (both realized
 and unrealized)                          1.80           2.65           1.51           1.24
-------------------------------------------------------------------------------
Total from investment operations          2.03           2.85           1.68           1.41
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.22)          (.19)          (.16)          (.17)
Distributions from realized gains         (.55)            --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.77)          (.19)          (.16)          (.17)
-------------------------------------------------------------------------------
Net asset value, end of period          $15.09         $13.83         $11.17          $9.65
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $2,877         $1,679           $843           $370
-------------------------------------------------------------------------------
Total expenses(c),(d)                     .91%           .84%           .86%           .76%
-------------------------------------------------------------------------------
Net investment income (loss)             1.61%          1.66%          1.77%          2.13%
-------------------------------------------------------------------------------
Portfolio turnover rate                    27%            25%            19%            39%
-------------------------------------------------------------------------------
Total return(f)                         15.19%         25.59%         17.53%         17.00%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  143

RiverSource VP - Emerging Markets Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $17.35                  $16.32
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .14                    (.02)
Net gains (losses) (both realized
 and unrealized)                           6.11                    3.21
-------------------------------------------------------------------------------
Total from investment operations           6.25                    3.19
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.11)                     --
Distributions from realized gains         (1.00)                  (2.16)
-------------------------------------------------------------------------------
Total distributions                       (1.11)                  (2.16)
-------------------------------------------------------------------------------
Net asset value, end of period           $22.49                  $17.35
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $962                    $548
-------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.50%                   1.51%(e)
-------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.50%                   1.51%(e)
-------------------------------------------------------------------------------
Net investment income (loss)               .73%                   (.36%)(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                    124%                     46%
-------------------------------------------------------------------------------
Total return(g)                          38.11%                  20.17%(h)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $13.14          $9.80          $8.44          $7.04
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .09            .06            .09            .04
Net gains (losses) (both realized
 and unrealized)                          3.85           3.72           1.39           1.38
-------------------------------------------------------------------------------
Total from investment operations          3.94           3.78           1.48           1.42
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.06)          (.06)          (.12)          (.02)
Distributions from realized gains         (.70)          (.38)            --             --
-------------------------------------------------------------------------------
Total distributions                       (.76)          (.44)          (.12)          (.02)
-------------------------------------------------------------------------------
Net asset value, end of period          $16.32         $13.14          $9.80          $8.44
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $427           $192            $46            $16
-------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)             1.54%          1.55%          1.67%          2.04%
-------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)             1.54%          1.55%          1.61%(f)       1.75%(f)
-------------------------------------------------------------------------------
Net investment income (loss)              .68%           .58%           .65%           .67%
-------------------------------------------------------------------------------
Portfolio turnover rate                   146%           120%           117%           191%
-------------------------------------------------------------------------------
Total return(g)                         30.97%         39.60%         17.63%         20.25%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

 144 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED         PERIOD ENDED DEC. 31,
                                                    DEC. 31, 2007               2006(B)
Net asset value, beginning of period                    $10.92                  $10.03
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .11                     .03
Net gains (losses) (both realized and unrealized)          .30                     .91
----------------------------------------------------------------------------------------------
Total from investment operations                           .41                     .94
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.11)                   (.02)
Distributions from realized gains                         (.02)                   (.02)
Tax return of capital                                       --                    (.01)
----------------------------------------------------------------------------------------------
Total distributions                                       (.13)                   (.05)
----------------------------------------------------------------------------------------------
Net asset value, end of period                          $11.20                  $10.92
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $786                    $397
----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                              .99%                   1.02%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                              .99%                   1.02%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                             1.03%                    .83%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                    12%                      3%
----------------------------------------------------------------------------------------------
Total return(h)                                          3.84%                   9.30%(i)
----------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    PERIOD ENDED AUG. 31,
                                                           2006(C)
Net asset value, beginning of period                       $10.06
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .02
Net gains (losses) (both realized and unrealized)            (.03)
----------------------------------------------------------------------------------------------
Total from investment operations                             (.01)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.02)
Distributions from realized gains                              --
Tax return of capital                                          --
----------------------------------------------------------------------------------------------
Total distributions                                          (.02)
----------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.03
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $232
----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                                1.15%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                                1.07%(f),(g)
----------------------------------------------------------------------------------------------
Net investment income (loss)                                1.27%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                        3%
----------------------------------------------------------------------------------------------
Total return(h)                                             (.05%)(i)
----------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  145

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $10.90                  $10.79
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .38                     .12
Net gains (losses) (both realized
 and unrealized)                            .44                     .11
-------------------------------------------------------------------------------
Total from investment operations            .82                     .23
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.40)                   (.12)
Distributions from realized gains            --                      --
-------------------------------------------------------------------------------
Total distributions                        (.40)                   (.12)
-------------------------------------------------------------------------------
Net asset value, end of period           $11.32                  $10.90
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,328                    $782
-------------------------------------------------------------------------------
Total expenses(c),(d)                     1.00%                   1.00%(e)
-------------------------------------------------------------------------------
Net investment income (loss)              3.45%                   3.22%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                     69%                     20%
-------------------------------------------------------------------------------
Total return(f)                           7.65%                   2.15%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $11.02         $10.82         $10.40         $10.02
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .30            .34            .35            .34
Net gains (losses) (both realized
 and unrealized)                          (.17)           .39            .73            .61
-------------------------------------------------------------------------------
Total from investment operations           .13            .73           1.08            .95
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.31)          (.53)          (.66)          (.57)
Distributions from realized gains         (.05)            --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.36)          (.53)          (.66)          (.57)
-------------------------------------------------------------------------------
Net asset value, end of period          $10.79         $11.02         $10.82         $10.40
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $692           $575           $409           $312
-------------------------------------------------------------------------------
Total expenses(c),(d)                    1.06%          1.08%          1.08%          1.09%
-------------------------------------------------------------------------------
Net investment income (loss)             2.85%          2.63%          2.76%          3.08%
-------------------------------------------------------------------------------
Portfolio turnover rate                    65%            79%           105%           102%
-------------------------------------------------------------------------------
Total return(f)                          1.27%          6.75%         10.57%          9.56%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Global Inflation Protected Securities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,        YEAR ENDED AUG. 31,
                                     DEC. 31, 2007               2006(B)               2006           2005(C)
Net asset value, beginning of
 period                                   $9.76                  $10.04                 $10.19         $10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .52                     .06                    .47            .32
Net gains (losses) (both realized
 and unrealized)                            .24                    (.10)                  (.26)           .19
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .76                    (.04)                   .21            .51
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.24)                   (.24)                  (.34)          (.32)
Distributions from realized gains            --                      --                   (.02)            --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.24)                   (.24)                  (.36)          (.32)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.28                   $9.76                 $10.04         $10.19
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $820                    $582                   $403           $116
----------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .74%                    .72%(f)                .77%           .87%(f)
----------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)               .72%(g)                 .72%(f)                .72%(g)        .75%(f),(g)
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              4.50%                   1.09%(f)               4.23%          3.42%(f)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     80%                     --%                    75%            29%
----------------------------------------------------------------------------------------------------------------------------
Total return(h)                           7.93%                   (.49%)(i)              2.18%          5.22%(i)
----------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE

Net asset value, beginning of
 period
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)
Net gains (losses) (both realized
 and unrealized)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income
Distributions from realized gains
----------------------------------------------------------------------------------------------------------------------------
Total distributions
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)
----------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)
----------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
----------------------------------------------------------------------------------------------------------------------------
Total return(h)
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

 146 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource VP - Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                   $7.50                   $6.93
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08                     .01
Net gains (losses) (both realized
 and unrealized)                            .15                     .57
-------------------------------------------------------------------------------
Total from investment operations            .23                     .58
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.08)                   (.01)
-------------------------------------------------------------------------------
Net asset value, end of period            $7.65                   $7.50
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $627                    $640
-------------------------------------------------------------------------------
Total expenses(c),(d)                      .89%                   1.01%(e)
-------------------------------------------------------------------------------
Net investment income (loss)              1.01%                    .59%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                    116%                     30%
-------------------------------------------------------------------------------
Total return(f)                           3.07%                   8.27%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                  $6.61          $5.69          $5.45          $5.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .06            .03            .02            .01
Net gains (losses) (both realized
 and unrealized)                           .33            .91            .24            .45
-------------------------------------------------------------------------------
Total from investment operations           .39            .94            .26            .46
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.07)          (.02)          (.02)          (.01)
-------------------------------------------------------------------------------
Net asset value, end of period           $6.93          $6.61          $5.69          $5.45
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $612           $392           $261           $223
-------------------------------------------------------------------------------
Total expenses(c),(d)                     .91%           .92%           .85%           .99%
-------------------------------------------------------------------------------
Net investment income (loss)             1.04%           .42%           .27%           .20%
-------------------------------------------------------------------------------
Portfolio turnover rate                   156%           154%           192%           199%
-------------------------------------------------------------------------------
Total return(f)                          5.79%         16.74%          4.64%          9.29%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - High Yield Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                   $6.85                   $6.68
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .50                     .16
Net gains (losses) (both realized
 and unrealized)                           (.37)                    .19
-------------------------------------------------------------------------------
Total from investment operations            .13                     .35
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.50)                   (.18)
-------------------------------------------------------------------------------
Net asset value, end of period            $6.48                   $6.85
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,032                  $1,216
-------------------------------------------------------------------------------
Total expenses(c),(d)                      .87%                    .88%(e)
-------------------------------------------------------------------------------
Net investment income (loss)              7.38%                   7.35%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                     84%                     29%
-------------------------------------------------------------------------------
Total return(f)                           1.86%                   5.43%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                  $6.76          $6.60          $6.22          $5.66
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .47            .44            .47            .48
Net gains (losses) (both realized
 and unrealized)                          (.09)           .16            .38            .54
-------------------------------------------------------------------------------
Total from investment operations           .38            .60            .85           1.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.46)          (.44)          (.47)          (.46)
-------------------------------------------------------------------------------
Net asset value, end of period           $6.68          $6.76          $6.60          $6.22
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $1,192         $1,246         $1,130           $843
-------------------------------------------------------------------------------
Total expenses(c),(d)                     .87%           .83%           .82%           .83%
-------------------------------------------------------------------------------
Net investment income (loss)             7.02%          6.58%          7.30%          8.31%
-------------------------------------------------------------------------------
Portfolio turnover rate                   106%           106%           139%           141%
-------------------------------------------------------------------------------
Total return(f)                          5.76%          9.31%         14.03%         18.81%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  147

RiverSource VP - Income Opportunities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $10.32                  $10.08
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .70                     .22
Net gains (losses) (both realized
 and unrealized)                           (.44)                    .24
-------------------------------------------------------------------------------
Total from investment operations            .26                     .46
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.68)                   (.22)
Distributions from realized gains          (.02)                     --
Tax return of capital                      (.02)                     --
-------------------------------------------------------------------------------
Total distributions                        (.72)                   (.22)
-------------------------------------------------------------------------------
Net asset value, end of period            $9.86                  $10.32
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $736                    $409
-------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .91%                    .90%(f)
-------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)               .91%                    .90%(f)
-------------------------------------------------------------------------------
Net investment income (loss)              6.89%                   6.72%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate                     98%                     29%
-------------------------------------------------------------------------------
Total return(h)                           2.65%                   4.66%(i)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                               YEAR ENDED AUG. 31,
                                       2006              2005        2004(C)
Net asset value, beginning of
 period                                 $10.39         $10.29          $9.93
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .64            .59            .15
Net gains (losses) (both realized
 and unrealized)                          (.26)           .18            .36
-------------------------------------------------------------------------------
Total from investment operations           .38            .77            .51
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.64)          (.59)          (.15)
Distributions from realized gains         (.05)          (.08)            --
Tax return of capital                       --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.69)          (.67)          (.15)
-------------------------------------------------------------------------------
Net asset value, end of period          $10.08         $10.39         $10.29
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $259            $45            $16
-------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              .96%          1.03%          1.55%(f)
-------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              .96%           .99%(g)        .99%(f),(g)
-------------------------------------------------------------------------------
Net investment income (loss)             6.39%          5.69%          6.03%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate                    87%            93%            36%
-------------------------------------------------------------------------------
Total return(h)                          3.76%          7.73%          5.17%(i)
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

 148 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource VP - International Opportunity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $13.19                  $12.24
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .13                     .02
Net gains (losses) (both realized
 and unrealized)                           1.53                    1.04
-------------------------------------------------------------------------------
Total from investment operations           1.66                    1.06
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.14)                   (.10)
Tax return of capital                        --                    (.01)
-------------------------------------------------------------------------------
Total distributions                        (.14)                   (.11)
-------------------------------------------------------------------------------
Net asset value, end of period           $14.71                  $13.19
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,195                  $1,311
-------------------------------------------------------------------------------
Total expenses(c),(d)                     1.01%                   1.08%(e)
-------------------------------------------------------------------------------
Net investment income (loss)               .94%                    .55%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                     94%                     20%
-------------------------------------------------------------------------------
Total return(f)                          12.68%                   8.72%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $10.02          $8.23          $7.19          $7.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .12            .11            .08            .08
Net gains (losses) (both realized
 and unrealized)                          2.27           1.80           1.05            .16
-------------------------------------------------------------------------------
Total from investment operations          2.39           1.91           1.13            .24
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.17)          (.12)          (.09)          (.05)
Tax return of capital                       --             --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.17)          (.12)          (.09)          (.05)
-------------------------------------------------------------------------------
Net asset value, end of period          $12.24         $10.02          $8.23          $7.19
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $1,266         $1,184           $974           $738
-------------------------------------------------------------------------------
Total expenses(c),(d)                    1.12%          1.04%           .98%          1.06%
-------------------------------------------------------------------------------
Net investment income (loss)             1.04%          1.19%           .99%          1.19%
-------------------------------------------------------------------------------
Portfolio turnover rate                    74%            90%           142%           102%
-------------------------------------------------------------------------------
Total return(f)                         23.82%         23.29%         15.77%          3.48%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Large Cap Equity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $25.04                  $22.91
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35                     .09
Net gains (losses) (both realized
 and unrealized)                            .39                    2.10
-------------------------------------------------------------------------------
Total from investment operations            .74                    2.19
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.34)                   (.06)
Distributions from realized gains          (.17)                     --
-------------------------------------------------------------------------------
Total distributions                        (.51)                   (.06)
-------------------------------------------------------------------------------
Net asset value, end of period           $25.27                  $25.04
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $3,023                  $3,737
-------------------------------------------------------------------------------
Total expenses(c),(d)                      .86%                    .83%(e)
-------------------------------------------------------------------------------
Net investment income (loss)              1.29%                   1.16%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                     66%                     21%
-------------------------------------------------------------------------------
Total return(f)                           2.93%                   9.59%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $21.48         $19.32         $18.04         $16.48
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .29            .24            .14            .10
Net gains (losses) (both realized
 and unrealized)                          1.43           2.15           1.28           1.56
-------------------------------------------------------------------------------
Total from investment operations          1.72           2.39           1.42           1.66
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.29)          (.23)          (.14)          (.10)
Distributions from realized gains           --             --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.29)          (.23)          (.14)          (.10)
-------------------------------------------------------------------------------
Net asset value, end of period          $22.91         $21.48         $19.32         $18.04
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $3,733         $2,510         $2,535         $1,982
-------------------------------------------------------------------------------
Total expenses(c),(d)                     .82%           .80%           .85%           .85%
-------------------------------------------------------------------------------
Net investment income (loss)             1.30%          1.13%           .72%           .62%
-------------------------------------------------------------------------------
Portfolio turnover rate                    85%           132%           114%           115%
-------------------------------------------------------------------------------
Total return(f)                          8.02%         12.42%          7.87%         10.16%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  149

RiverSource VP - Large Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,                YEAR ENDED AUG. 31,
                                     DEC. 31, 2007               2006(B)               2006              2005        2004(C)
Net asset value, beginning of
 period                                  $12.23                  $11.71                 $10.99         $10.00          $9.99
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .17                     .05                    .17            .14            .05
Net gains (losses) (both realized
 and unrealized)                           (.22)                   1.13                    .98           1.06            .02
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations           (.05)                   1.18                   1.15           1.20            .07
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.17)                   (.05)                  (.17)          (.14)          (.06)
Distributions from realized gains          (.89)                   (.61)                  (.26)          (.07)            --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                       (1.06)                   (.66)                  (.43)          (.21)          (.06)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.12                  $12.23                 $11.71         $10.99         $10.00
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $22                     $25                    $21            $15             $7
----------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.08%                   1.23%(f)               1.20%          2.55%          2.85%
----------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)          1.04%                   1.05%(f)               1.02%          1.05%          1.05%
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.35%                   1.33%(f)               1.55%          1.37%          1.03%(f)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     39%                     13%                    49%            52%            24%
----------------------------------------------------------------------------------------------------------------------------
Total return(h)                           (.46%)                 10.15%(i)              10.75%         12.04%           .69%(i)
----------------------------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

 150 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $11.42                  $10.96
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)                    .03
Net gains (losses) (both realized
 and unrealized)                           1.58                     .91
-------------------------------------------------------------------------------
Total from investment operations           1.56                     .94
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.01)                   (.03)
Distributions from realized gains          (.12)                   (.45)
-------------------------------------------------------------------------------
Total distributions                        (.13)                   (.48)
-------------------------------------------------------------------------------
Net asset value, end of period           $12.85                  $11.42
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $593                    $690
-------------------------------------------------------------------------------
Total expenses(c),(d)                      .86%                    .88%(e)
-------------------------------------------------------------------------------
Net investment income (loss)              (.12%)                   .70%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                     93%                     24%
-------------------------------------------------------------------------------
Total return(f)                          13.74%                   8.54%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $12.43         $10.11         $10.09          $8.54
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              (.01)          (.04)          (.05)          (.05)
Net gains (losses) (both realized
 and unrealized)                          (.44)          2.36            .07           1.60
-------------------------------------------------------------------------------
Total from investment operations          (.45)          2.32            .02           1.55
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --             --             --             --
Distributions from realized gains        (1.02)            --             --             --
-------------------------------------------------------------------------------
Total distributions                      (1.02)            --             --             --
-------------------------------------------------------------------------------
Net asset value, end of period          $10.96         $12.43         $10.11         $10.09
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $709           $255           $225           $170
-------------------------------------------------------------------------------
Total expenses(c),(d)                     .92%           .82%           .85%          1.06%
-------------------------------------------------------------------------------
Net investment income (loss)             (.14%)         (.32%)         (.49%)         (.71%)
-------------------------------------------------------------------------------
Portfolio turnover rate                    43%            34%            25%            19%
-------------------------------------------------------------------------------
Total return(f)                         (4.43%)        23.03%           .13%         18.20%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  151

RiverSource VP - Mid Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,        YEAR ENDED AUG. 31,
                                     DEC. 31, 2007               2006(B)               2006           2005(C)
Net asset value, beginning of
 period                                  $13.49                  $12.65                 $11.42         $10.15
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .10                     .05                    .09            .01
Net gains (losses) (both realized
 and unrealized)                           1.29                     .98                   1.27           1.28
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations           1.39                    1.03                   1.36           1.29
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.11)                   (.05)                  (.09)          (.02)
Distributions from realized gain           (.17)                   (.14)                  (.04)            --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.28)                   (.19)                  (.13)          (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.60                  $13.49                 $12.65         $11.42
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $355                    $370                   $228             $7
----------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.03%                   1.07%(f)               1.44%          2.97%(f)
----------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.03%                   1.07%(f)               1.11%(g)       1.08%(f),(g)
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               .72%                   1.23%(f)               1.02%           .62%(f)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     77%                      4%                    60%             7%
----------------------------------------------------------------------------------------------------------------------------
Total return(h)                          10.35%                   8.07%(i)              11.93%         12.70%(i)
----------------------------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

 152 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                   $9.59                   $8.85
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .15                     .04
Net gains (losses) (both realized
 and unrealized)                            .33                     .77
-------------------------------------------------------------------------------
Total from investment operations            .48                     .81
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.17)                   (.03)
Distributions from realized gains          (.07)                   (.04)
-------------------------------------------------------------------------------
Total distributions                        (.24)                   (.07)
-------------------------------------------------------------------------------
Net asset value, end of period            $9.83                   $9.59
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $380                    $392
-------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)               .52%                    .51%(e)
-------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)           .50%                    .50%(e)
-------------------------------------------------------------------------------
Net investment income (loss)              1.48%                   1.44%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                      4%                      2%
-------------------------------------------------------------------------------
Total return(g)                           5.01%                   9.27%(h)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                  $8.30          $7.54          $6.88          $6.24
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .13            .13            .09            .08
Net gains (losses) (both realized
 and unrealized)                           .57            .76            .66            .64
-------------------------------------------------------------------------------
Total from investment operations           .70            .89            .75            .72
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.13)          (.13)          (.09)          (.08)
Distributions from realized gains         (.02)            --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.15)          (.13)          (.09)          (.08)
-------------------------------------------------------------------------------
Net asset value, end of period           $8.85          $8.30          $7.54          $6.88
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $367           $367           $283           $171
-------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              .53%           .56%           .57%           .64%
-------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)          .50%           .50%           .49%           .50%
-------------------------------------------------------------------------------
Net investment income (loss)             1.46%          1.65%          1.21%          1.31%
-------------------------------------------------------------------------------
Portfolio turnover rate                     6%             5%            --%             5%
-------------------------------------------------------------------------------
Total return(g)                          8.38%(i)      11.98%         10.84%         11.51%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds). The ratio of net expenses after expense waiver/reimbursement to average net assets prior to rounding was 0.495% for the year ended Dec. 31, 2007.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.
(i) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  153

RiverSource VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,                YEAR ENDED AUG. 31,
                                     DEC. 31, 2007               2006(B)               2006              2005        2004(C)
Net asset value, beginning of
 period                                  $11.37                  $11.72                 $11.45          $9.95          $9.98
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .11                     .04                    .25            .05            .02
Net gains (losses) (both realized
 and unrealized)                            .59                     .79                    .44           1.55           (.03)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .70                     .83                    .69           1.60           (.01)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.13)                   (.03)                  (.25)          (.05)          (.02)
Distributions from realized gains         (1.25)                  (1.15)                  (.17)          (.05)            --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                       (1.38)                  (1.18)                  (.42)          (.10)          (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.69                  $11.37                 $11.72         $11.45          $9.95
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $27                     $28                    $27            $23             $9
----------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.09%                   1.22%(f)               1.19%          1.17%          1.97%(f)
----------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)          1.05%                   1.09%(f)               1.08%          1.15%          1.15%(f)
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               .88%                    .95%(f)               2.19%           .45%           .50%(f)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     93%                    112%                    35%            31%            13%
----------------------------------------------------------------------------------------------------------------------------
Total return(h)                           6.03%                   7.13%(i)               6.17%         16.18%          (.11%)(i)
----------------------------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

 154 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,                YEAR ENDED AUG. 31,
                                     DEC. 31, 2007               2006(B)               2006              2005           2004
Net asset value, beginning of
 period                                  $10.13                  $10.11                 $10.21         $10.34         $10.46
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42                     .13                    .36            .27            .25
Net gains (losses) (both realized
 and unrealized)                            .10                     .02                   (.10)          (.13)          (.07)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .52                     .15                    .26            .14            .18
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.42)                   (.13)                  (.36)          (.27)          (.25)
Distributions from realized gains            --                      --                     --             --           (.05)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.42)                   (.13)                  (.36)          (.27)          (.30)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.23                  $10.13                 $10.11         $10.21         $10.34
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $483                    $457                   $463           $484           $506
----------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                      .79%                    .77%(e)                .82%           .83%           .82%
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              4.17%                   3.97%(e)               3.55%          2.67%          2.36%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    213%                     58%                   236%           171%           135%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                           5.33%                   1.55%(g)               2.61%          1.43%          1.70%
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Small Cap Advantage Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                       YEAR ENDED         PERIOD ENDED DEC. 31,
                                     DEC. 31, 2007               2006(B)
Net asset value, beginning of
 period                                  $13.03                  $13.80
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01                     .01
Net gains (losses) (both realized
 and unrealized)                           (.52)                   1.11
-------------------------------------------------------------------------------
Total from investment operations           (.51)                   1.12
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.02)                   (.01)
Distributions from realized gains          (.70)                  (1.88)
-------------------------------------------------------------------------------
Total distributions                        (.72)                  (1.89)
-------------------------------------------------------------------------------
Net asset value, end of period           $11.80                  $13.03
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $161                    $220
-------------------------------------------------------------------------------
Total expenses(c),(d)                     1.01%                   1.08%(e)
-------------------------------------------------------------------------------
Net investment income (loss)               .06%                    .22%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate                    150%                     74%
-------------------------------------------------------------------------------
Total return(f)                          (4.19%)                  8.14%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $15.11         $12.64         $11.25          $8.79
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                --           (.04)          (.05)          (.02)
Net gains (losses) (both realized
 and unrealized)                           .61           3.14           1.44           2.48
-------------------------------------------------------------------------------
Total from investment operations           .61           3.10           1.39           2.46
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --             --             --             --
Distributions from realized gains        (1.92)          (.63)            --             --
-------------------------------------------------------------------------------
Total distributions                      (1.92)          (.63)            --             --
-------------------------------------------------------------------------------
Net asset value, end of period          $13.80         $15.11         $12.64         $11.25
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $218           $235           $184           $102
-------------------------------------------------------------------------------
Total expenses(c),(d)                    1.06%          1.07%          1.10%          1.19%
-------------------------------------------------------------------------------
Net investment income (loss)             (.02%)         (.28%)         (.42%)         (.20%)
-------------------------------------------------------------------------------
Portfolio turnover rate                   132%           112%           104%           124%
-------------------------------------------------------------------------------
Total return(f)                          4.40%         24.88%         12.40%         27.96%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT  155

RiverSource VP - Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                     YEAR ENDED        PERIOD ENDED DEC. 31,
                                    DEC. 31, 2007             2006(B)
Net asset value, beginning of
 period                                $14.89                 $15.06
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .11                    .02
Net gains (losses) (both realized
 and unrealized)                         (.81)                  1.46
----------------------------------------------------------------------------
Total from investment operations         (.70)                  1.48
----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.12)                  (.02)
Distributions from realized gains        (.44)                 (1.63)
----------------------------------------------------------------------------
Total distributions                      (.56)                 (1.65)
----------------------------------------------------------------------------
Net asset value, end of period         $13.63                 $14.89
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $1,024                   $619
----------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)            1.28%                  1.32%(e)
----------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)            1.23%(f)               1.26%(e),(f)
----------------------------------------------------------------------------
Net investment income (loss)             .73%                   .48%(e)
----------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   58%                    23%
----------------------------------------------------------------------------
Total return(g)                        (4.90%)                 9.99%(h)
----------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $14.46         $13.10         $11.39          $9.52
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .06            .02           (.02)          (.03)
Net gains (losses) (both realized
 and unrealized)                          1.61           2.53           1.92           1.95
----------------------------------------------------------------------------
Total from investment operations          1.67           2.55           1.90           1.92
----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.06)          (.01)            --           (.01)
Distributions from realized gains        (1.01)         (1.18)          (.19)          (.04)
----------------------------------------------------------------------------
Total distributions                      (1.07)         (1.19)          (.19)          (.05)
----------------------------------------------------------------------------
Net asset value, end of period          $15.06         $14.46         $13.10         $11.39
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $549           $412           $229           $134
----------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)             1.28%          1.28%          1.27%          1.55%
----------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)             1.24%(f)       1.28%          1.27%          1.55%
----------------------------------------------------------------------------
Net investment income (loss)              .41%           .12%          (.20%)         (.43%)
----------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   102%            65%            84%            87%
----------------------------------------------------------------------------
Total return(g)                         12.28%         20.02%         16.78%         20.24%
----------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

 156 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Balanced Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (62.1%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (3.2%)
Boeing                                                93,651              $8,190,716
DRS Technologies                                      35,285               1,914,917
General Dynamics                                      32,934               2,930,797
Goodrich                                             102,526               7,239,361
Honeywell Intl                                       203,106              12,505,235
L-3 Communications Holdings                           38,804               4,110,896
Lockheed Martin                                       76,006               8,000,392
Northrop Grumman                                      59,762               4,699,684
United Technologies                                   70,963               5,431,508
                                                                     ---------------
Total                                                                     55,023,506
------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
BMW                                                   20,388(c)            1,274,090
Fiat                                                  45,422(c)            1,166,898
                                                                     ---------------
Total                                                                      2,440,988
------------------------------------------------------------------------------------

BEVERAGES (1.0%)
Coca-Cola                                            124,311               7,628,966
Molson Coors Brewing Cl B                             76,686               3,958,531
PepsiCo                                               68,691               5,213,647
                                                                     ---------------
Total                                                                     16,801,144
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                 23,400(b)            1,086,696
Genentech                                             24,871(b)            1,668,098
                                                                     ---------------
Total                                                                      2,754,794
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Masco                                                128,768               2,782,676
------------------------------------------------------------------------------------

CAPITAL MARKETS (2.7%)
Apollo Mgmt LP                                       128,500(b,d,h)        2,827,000
Bank of New York Mellon                              145,997               7,118,814
Franklin Resources                                     9,679               1,107,568
Goldman Sachs Group                                   12,738               2,739,307
KKR Private Equity Investors LP Unit                  88,284               1,604,246
Lehman Brothers Holdings                              81,575               5,338,268
Merrill Lynch & Co                                   170,776               9,167,256
Morgan Stanley                                       180,159               9,568,244
Oaktree Capital Group LLC Cl A Unit                   58,000(d,h)          1,899,500
State Street                                          28,601               2,322,401
T Rowe Price Group                                    38,843               2,364,762
                                                                     ---------------
Total                                                                     46,057,366
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CHEMICALS (0.9%)
Ashland                                               19,099                $905,866
Dow Chemical                                         211,103               8,321,680
Eastman Chemical                                      37,635               2,299,122
EI du Pont de Nemours & Co                            98,763               4,354,461
                                                                     ---------------
Total                                                                     15,881,129
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.2%)
Fifth Third Bancorp                                   32,960                 828,285
PNC Financial Services Group                          61,797               4,056,973
US Bancorp                                            92,972               2,950,931
Wachovia                                             214,577               8,160,363
Wells Fargo & Co                                     181,282               5,472,904
                                                                     ---------------
Total                                                                     21,469,456
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                        19,198(t)            1,020,182
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.0%)
Cisco Systems                                        195,858(b)            5,301,877
Motorola                                             216,159               3,467,190
Nokia ADR                                             68,836(c)            2,642,614
QUALCOMM                                              58,921               2,318,541
Telefonaktiebolaget LM Ericsson ADR                  131,066(c)            3,060,391
                                                                     ---------------
Total                                                                     16,790,613
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.3%)
Dell                                                  53,367(b)            1,308,025
Hewlett-Packard                                      209,081              10,554,409
IBM                                                   95,532              10,327,009
SanDisk                                               25,252(b)              837,609
                                                                     ---------------
Total                                                                     23,027,052
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                 13,156               1,917,092
KBR                                                   54,260(b,t)          2,105,288
                                                                     ---------------
Total                                                                      4,022,380
------------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                     128,140               6,665,843
Capital One Financial                                181,150               8,561,149
Discover Financial Services                           90,792               1,369,143
                                                                     ---------------
Total                                                                     16,596,135
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Temple-Inland                                         22,143                 461,682
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (4.6%)
Bank of America                                      919,973             $37,958,085
Citigroup                                            757,595(t)           22,303,597
Guaranty Financial Group                               7,381(b)              118,096
JPMorgan Chase & Co                                  472,238              20,613,189
                                                                     ---------------
Total                                                                     80,992,967
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
AT&T                                                 799,817              33,240,395
Citizens Communications                              112,459               1,431,603
Deutsche Telekom                                     140,153(c)            3,081,352
Verizon Communications                               559,905              24,462,249
Windstream                                           109,452               1,425,065
                                                                     ---------------
Total                                                                     63,640,664
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.0%)
Entergy                                               75,507               9,024,597
Exelon                                               127,941              10,445,102
FPL Group                                             31,096               2,107,687
Pinnacle West Capital                                 26,158               1,109,361
PPL                                                   63,268               3,295,630
Southern                                             230,065               8,915,019
                                                                     ---------------
Total                                                                     34,897,396
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric                                      94,350               5,345,871
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Tyco Electronics                                      49,572               1,840,608
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Halliburton                                           72,972               2,766,369
Natl Oilwell Varco                                    41,391(b)            3,040,583
Pride Intl                                            48,324(b)            1,638,184
Transocean                                            25,766(b)            3,688,402
Weatherford Intl                                      45,409(b)            3,115,057
                                                                     ---------------
Total                                                                     14,248,595
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
CVS Caremark                                         113,995               4,531,301
Safeway                                               19,074                 652,522
Wal-Mart Stores                                      137,422               6,531,667
                                                                     ---------------
Total                                                                     11,715,490
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Campbell Soup                                         69,650               2,488,595
General Mills                                         47,746               2,721,522
Kellogg                                              107,259               5,623,589
Kraft Foods Cl A                                     138,683               4,525,226
                                                                     ---------------
Total                                                                     15,358,932
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  157

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

GAS UTILITIES (0.2%)
ONEOK                                                 74,049              $3,315,174
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Boston Scientific                                    512,565(b)            5,961,131
Covidien                                              49,572               2,195,544
                                                                     ---------------
Total                                                                      8,156,675
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Aetna                                                 84,174               4,859,365
Cardinal Health                                       45,330               2,617,808
CIGNA                                                 68,009               3,654,124
McKesson                                              27,228               1,783,706
UnitedHealth Group                                    45,842               2,668,004
                                                                     ---------------
Total                                                                     15,583,007
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Darden Restaurants                                    30,895                 856,100
Intl Game Technology                                  70,687               3,105,280
Marriott Intl Cl A                                    60,471               2,066,899
McDonald's                                            57,188               3,368,945
Pinnacle Entertainment                                54,877(b)            1,292,902
Yum! Brands                                           37,267               1,426,208
                                                                     ---------------
Total                                                                     12,116,334
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Centex                                                95,887               2,422,106
DR Horton                                            266,033               3,503,654
Harman Intl Inds                                      22,114               1,630,023
Hovnanian Enterprises Cl A                           236,618(b,p)          1,696,551
KB HOME                                               70,792               1,529,107
Lennar Cl A                                           52,277                 935,236
Standard-Pacific                                      91,422(p)              306,264
                                                                     ---------------
Total                                                                     12,022,941
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                                     80,943               6,310,316
Procter & Gamble                                     107,338               7,880,756
                                                                     ---------------
Total                                                                     14,191,072
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.6%)
3M                                                    22,796               1,922,159
General Electric                                     609,319              22,587,455
Tyco Intl                                             65,829(c)            2,610,120
                                                                     ---------------
Total                                                                     27,119,734
------------------------------------------------------------------------------------

INSURANCE (4.9%)
ACE                                                  182,240(c)           11,258,787
AFLAC                                                138,551               8,677,449
Ambac Financial Group                                 69,232(p)            1,784,109
American Intl Group                                  405,884              23,663,038
Arch Capital Group                                    22,705(b,c)          1,597,297
Assured Guaranty                                      43,374(c)            1,151,146
Chubb                                                 74,482               4,065,228
Endurance Specialty Holdings                          38,003(c)            1,585,865

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
Hartford Financial Services Group                    138,369             $12,064,393
MBIA                                                  88,457(p)            1,647,954
MetLife                                               60,970               3,756,971
Prudential Financial                                 142,714              13,278,111
XL Capital Cl A                                       28,798(c)            1,448,827
                                                                     ---------------
Total                                                                     85,979,175
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Liberty Media - Interactive Cl A                      85,841(b,j)          1,637,846
------------------------------------------------------------------------------------

IT SERVICES (0.4%)
Affiliated Computer Services Cl A                     53,813(b)            2,426,966
Automatic Data Processing                             64,726               2,882,249
Electronic Data Systems                               67,444               1,398,114
HCL Technologies                                      84,699(c)              699,349
                                                                     ---------------
Total                                                                      7,406,678
------------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                           47,287               3,431,145
Deere & Co                                            90,385               8,416,652
Flowserve                                             39,762               3,825,104
Ingersoll-Rand Cl A                                   23,243(c)            1,080,102
ITT                                                   18,778               1,240,099
Parker Hannifin                                       72,303               5,445,139
                                                                     ---------------
Total                                                                     23,438,241
------------------------------------------------------------------------------------

MEDIA (3.0%)
Comcast Cl A                                         203,067(b)            3,708,003
Comcast Special Cl A                                 116,175(b)            2,105,091
EchoStar Communications Cl A                          29,113(b)            1,098,142
News Corp Cl A                                       512,447              10,500,039
Time Warner                                          643,776              10,628,742
Viacom Cl B                                           95,060(b)            4,175,035
Virgin Media                                         396,994               6,804,477
Vivendi                                              146,036(c)            6,693,260
Walt Disney                                          199,364               6,435,470
                                                                     ---------------
Total                                                                     52,148,259
------------------------------------------------------------------------------------

METALS & MINING (0.2%)
Alcoa                                                114,022               4,167,504
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
JC Penney                                            123,247               5,421,636
Target                                                49,519               2,475,950
                                                                     ---------------
Total                                                                      7,897,586
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
Dominion Resources                                   104,396               4,953,590
Xcel Energy                                          159,391               3,597,455
                                                                     ---------------
Total                                                                      8,551,045
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.9%)
Anadarko Petroleum                                    24,428               1,604,675
BP ADR                                                91,869(c)            6,722,055

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Chesapeake Energy                                     36,191              $1,418,687
Chevron                                              349,524              32,621,075
ConocoPhillips                                       274,831              24,267,577
Devon Energy                                          59,079               5,252,714
Exxon Mobil                                          692,915              64,919,206
Marathon Oil                                          53,866               3,278,285
Royal Dutch Shell ADR                                 30,899(c)            2,601,696
Total                                                132,314(c)           10,936,536
Valero Energy                                          8,933                 625,578
XTO Energy                                            26,510               1,361,554
                                                                     ---------------
Total                                                                    155,609,638
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
AbitibiBowater                                        92,000(c,p)          1,896,120
Crown Paper Escrow                                 1,000,000(b)                    1
Intl Paper                                           114,337               3,702,232
Weyerhaeuser                                          53,879               3,973,038
                                                                     ---------------
Total                                                                      9,571,391
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                        147,297               5,822,651
Herbalife                                             29,362(c)            1,182,701
                                                                     ---------------
Total                                                                      7,005,352
------------------------------------------------------------------------------------

PHARMACEUTICALS (4.0%)
Bristol-Myers Squibb                                 367,343               9,741,936
Eli Lilly & Co                                        22,718               1,212,914
Johnson & Johnson                                     82,348               5,492,612
Merck & Co                                           188,837              10,973,318
Novartis ADR                                          44,253(c)            2,403,380
Pfizer                                             1,267,264              28,804,912
Schering-Plough                                      175,346               4,671,217
Wyeth                                                123,279               5,447,699
                                                                     ---------------
Total                                                                     68,747,988
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Annaly Capital Management                             96,662               1,757,316
Apartment Investment & Management Cl A                47,917               1,664,157
                                                                     ---------------
Total                                                                      3,421,473
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Forestar Real Estate Group                             7,381(b)              174,118
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Atmel                                                648,215(b)            2,800,289
Cypress Semiconductor                                 71,804(b)            2,587,098
Intel                                                264,300               7,046,238
LSI                                                  255,344(b)            1,355,877
Spansion Cl A                                        494,667(b)            1,944,041
Texas Instruments                                     22,757                 760,084
United Microelectronics ADR                           59,368(c)              205,413
                                                                     ---------------
Total                                                                     16,699,040
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 158 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SOFTWARE (0.8%)
ACI Worldwide                                         20,877(b)             $397,498
BEA Systems                                          109,688(b)            1,730,877
Microsoft                                            247,005               8,793,378
Oracle                                               116,307(b)            2,626,212
Quest Software                                        41,601(b)              767,122
                                                                     ---------------
Total                                                                     14,315,087
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Circuit City Stores                                   76,098                 319,612
Gap                                                   69,427               1,477,407
Home Depot                                            84,818               2,284,997
Limited Brands                                        48,127(t)              911,044
Lowe's Companies                                     201,123               4,549,401
Penske Automotive Group                               30,358                 530,051
TJX Companies                                         77,405               2,223,846
                                                                     ---------------
Total                                                                     12,296,358
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Countrywide Financial                                851,557(p)            7,612,920
Fannie Mae                                           165,025               6,597,700
Freddie Mac                                          227,255               7,742,577
                                                                     ---------------
Total                                                                     21,953,197
------------------------------------------------------------------------------------

TOBACCO (0.9%)
Altria Group                                         216,737              16,380,982
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Sprint Nextel                                        461,011               6,053,074
Vodafone Group ADR                                   156,003(c)            5,822,032
                                                                     ---------------
Total                                                                     11,875,106
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $931,306,013)                                                  $1,074,950,627
------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (--%)
ISSUER                                            SHARES                    VALUE(A)
MEDIA NON CABLE
ION Media Networks
 Series B                                                 --(b)                  $63
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $49)                                                                      $63
------------------------------------------------------------------------------------

BONDS (37.3%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
FOREIGN AGENCIES (--%)(c)
Pemex Project Funding Master Trust
  03-01-18                             5.75%        $245,000(d)            $244,388
  06-15-35                             6.63          384,000                404,749
                                                                    ---------------
Total                                                                       649,137
-----------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (--%)(c)
Russian Federation
  03-31-30                             7.50          209,880(d)             238,739
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

SOVEREIGN (0.2%)(c)
Republic of Argentina
  09-12-13                             7.00%        $442,000               $387,854
Republic of Colombia
  01-27-17                             7.38          162,000                175,365
  09-18-37                             7.38          245,000                272,563
Republic of Indonesia
  10-12-35                             8.50          135,000(d)             157,781
Republic of Indonesia
 (Indonesian Rupiah)
  07-15-22                            10.25    3,307,000,000                342,519
Republic of Philippines
  01-14-31                             7.75          222,000                256,133
Republic of Turkey
  09-26-16                             7.00          100,000                105,750
  04-03-18                             6.75          309,000                317,111
  03-17-36                             6.88          170,000                167,025
Republic of Uruguay
  05-17-17                             9.25          146,000                175,930
Republic of Venezuela
  10-08-14                             8.50          154,000                148,610
  02-26-16                             5.75          154,000                123,970
                                                                    ---------------
Total                                                                     2,630,611
-----------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (3.6%)
Federal Farm Credit Bank
  10-17-12                             4.50        4,040,000              4,134,932
Federal Home Loan Bank
  10-10-12                             4.63        6,945,000              7,141,544
Federal Home Loan Mtge Corp
  04-16-37                             6.00       10,455,000             10,761,718
Federal Natl Mtge Assn
  05-18-12                             4.88        9,510,000              9,869,098
  11-19-12                             4.75        8,140,000              8,423,809
  01-15-30                             7.13        1,845,000              2,391,618
  07-15-37                             5.63        3,425,000              3,810,689
U.S. Treasury
  11-15-17                             4.25          345,000                351,011
  02-15-26                             6.00          480,000                568,050
  02-15-37                             4.75          965,000              1,009,932
U.S. Treasury Inflation-Indexed Bond
  01-15-14                             2.00       12,765,490(i)          13,186,175
                                                                    ---------------
Total                                                                    61,648,576
-----------------------------------------------------------------------------------

ASSET-BACKED (1.2%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                             5.14        2,325,000(d,l)         2,309,737
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                             6.15        1,025,000(d)           1,026,587
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                             5.75          550,000                561,721
Citibank Credit Card Issuance Trust
 Series 2003-A3 Cl A3
  03-10-10                             3.10        2,450,000              2,442,793

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                             5.62%      $3,925,000(n)            $214,035
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                             4.92        1,365,000              1,317,180
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
  10-25-46                             5.69        1,150,000              1,072,261
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                             5.13          564,518(l)             533,314
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                             5.03        2,000,000(l)           1,847,812
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                             5.78        2,375,000(d,k)         2,289,011
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                             2.85          500,000(d,k)           498,855
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                             5.89        2,325,000(n)             443,387
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                             5.88        3,400,000(n)             836,366
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                             5.90        1,450,000(n)             399,040
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                             5.57        1,220,000              1,224,514
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                             6.31          340,000                100,968
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                             6.66          225,000                 50,147
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                             7.01          325,000                 64,133
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                             5.01        2,595,000(l)           2,538,639
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                             5.45        1,050,000(d)           1,056,825
                                                                    ---------------
Total                                                                    20,827,325
-----------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  159

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

COMMERCIAL MORTGAGE-BACKED (5.7%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                             4.87%      $1,250,000             $1,247,364
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                             5.45        2,875,000              2,857,577
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                             4.00        1,935,004              1,896,072
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                             5.47        1,525,000              1,537,322
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                             5.68        3,025,000              3,112,365
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                             4.15          549,377(d)             544,120
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                             5.43          650,000                649,675
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                             5.70        2,600,000              2,657,833
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                             5.40          775,000                777,160
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                             7.03        2,119,788              2,165,098
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                             5.56          600,000(d,l)           592,445
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                             5.82        2,850,000              2,953,493
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                             5.83        2,475,000(d,l)         2,432,940
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                             5.66        1,350,000              1,386,786
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                             5.91        1,300,000              1,336,790
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                             6.18        1,950,000              2,018,972
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                             4.60          850,000                831,489
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
  08-25-12                             4.72          284,419                283,378

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                             4.77%      $1,332,008(d)          $1,328,405
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                             5.25          600,000(d)             603,861
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                             4.88          775,000                778,744
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                             5.44        4,750,000              4,778,043
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                             4.96        1,500,000              1,510,387
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                             6.10        1,700,000(d,l)         1,556,267
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                             5.80        1,300,000              1,338,607
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                             5.80        1,050,000                873,180
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                             4.13        1,384,019              1,366,571
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                             3.97          932,650                923,124
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                             4.77        1,675,000              1,649,393
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                             4.18        1,000,000                992,409
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                             4.48        2,191,623              2,177,075
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                             5.34        2,900,000              2,863,405
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                             5.48        1,150,000              1,162,943
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                             5.49        1,800,000              1,818,414
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                             5.79        1,150,000              1,182,411
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
  02-12-51                             5.90        2,450,000              2,476,466
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                             6.20          925,000(d)             816,371

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                             5.42%      $3,650,000             $3,637,411
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                             4.85        1,000,000              1,001,513
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                             3.97        1,250,000              1,208,350
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                             4.93        1,975,000              1,946,758
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                             6.06        1,075,000              1,111,903
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                             5.37        1,100,000              1,096,991
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                             5.42        1,250,000              1,248,225
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
  09-15-45                             5.87        1,450,000              1,487,349
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                             4.34        1,175,000              1,167,803
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                             4.59        1,250,000              1,229,400
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                             5.80          850,000                875,914
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
  06-11-49                             6.08        1,250,000              1,304,338
TIAA Retail Commercial Trust
 Series 2007-C4 Cl A3
  08-15-39                             6.10        1,950,000              2,016,531
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                             5.08        3,700,000(d)           3,679,387
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                             4.94        1,900,000              1,840,074
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                             5.09        1,250,000              1,242,250
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                             5.56        5,675,000              5,735,143
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                             5.58          650,000                651,666
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                             5.77        2,775,000              2,838,239

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 160 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
Series 2006-C27 Cl APB
  07-15-45                             5.73%      $1,250,000             $1,259,709
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                             5.31        2,050,000              2,040,757
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
  11-15-48                             5.34        1,050,000              1,037,464
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                             5.51          575,000                576,374
                                                                    ---------------
Total                                                                    99,710,504
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (17.0%)(f,s)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                             5.69        1,946,087(m)           1,931,706
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                             5.93        2,205,003(m)           2,221,629
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                             6.19        1,745,341(m)           1,757,019
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                             6.00        1,341,391              1,318,641
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                             4.75          944,512                930,640
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                             6.00        4,469,881              4,340,094
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                             7.25          169,624(d)             118,737
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                             5.88        1,540,214(m)           1,553,106
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
  06-25-47                             6.25        1,136,337(m)           1,141,314
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                             5.10        1,575,000(d,m)         1,518,305

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                             6.00%      $2,978,484(m)          $2,954,932
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
  06-25-35                             6.50        1,910,207              1,956,173
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                             7.73        1,401,129(n)             227,866
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                             4.75          894,750                881,609
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                             5.50        1,430,124              1,393,677
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                             5.50        1,444,500              1,407,760
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                             5.50        2,454,569              2,446,209
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                             7.50        1,322,867              1,354,670
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                             5.50          908,836                905,390
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                             6.00        2,214,144              2,203,500
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                             6.00        2,457,260              2,341,773
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                             6.00        1,636,250              1,620,100
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                             6.00        2,999,239              2,978,304
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                             7.00        1,592,555(d)           1,723,997

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                             5.36%      $1,548,144(m)          $1,527,771
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                             6.50        4,348,829              4,370,403
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
  06-25-47                             6.00        2,314,563(m)           2,271,694
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                            13.12        9,909,381(n)              74,320
Federal Home Loan Mtge Corp
  01-01-38                             6.00       10,500,000(e)          10,654,244
  01-01-38                             6.50        7,500,000(e)           7,708,589
Federal Home Loan Mtge Corp #A27373
  10-01-34                             6.50          411,695                424,314
Federal Home Loan Mtge Corp #A28602
  11-01-34                             6.50        1,041,028              1,072,937
Federal Home Loan Mtge Corp #C53878
  12-01-30                             5.50        2,078,973              2,084,453
Federal Home Loan Mtge Corp #C65869
  04-01-32                             6.00        1,233,677              1,263,590
Federal Home Loan Mtge Corp #C66871
  05-01-32                             6.50        2,889,998              2,993,733
Federal Home Loan Mtge Corp #C71514
  07-01-32                             6.50          135,677                140,267
Federal Home Loan Mtge Corp #C77689
  03-01-33                             6.50          354,809                368,702
Federal Home Loan Mtge Corp #C90598
  10-01-22                             6.50          320,828                331,887
Federal Home Loan Mtge Corp #C90767
  12-01-23                             6.00        2,008,637              2,048,085
Federal Home Loan Mtge Corp #D32310
  11-01-22                             8.00           14,728                 15,624
Federal Home Loan Mtge Corp #D55755
  08-01-24                             8.00           62,308                 66,737
Federal Home Loan Mtge Corp #D96300
  10-01-23                             5.50          315,007                316,691
Federal Home Loan Mtge Corp #D96348
  10-01-23                             5.50        4,612,959              4,637,627
Federal Home Loan Mtge Corp #E01127
  02-01-17                             6.50          252,296                261,265
Federal Home Loan Mtge Corp #E01419
  05-01-18                             5.50        1,228,328              1,245,652
Federal Home Loan Mtge Corp #E81009
  07-01-15                             7.50          121,747                127,415
Federal Home Loan Mtge Corp #E89496
  04-01-17                             6.00        2,645,799              2,709,452
Federal Home Loan Mtge Corp #E98725
  08-01-18                             5.00        2,933,356              2,941,014


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  161

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #E99684
  10-01-18                             5.00%      $1,500,316             $1,504,249
Federal Home Loan Mtge Corp #G01410
  04-01-32                             7.00          471,168                493,598
Federal Home Loan Mtge Corp #G01535
  04-01-33                             6.00        1,928,295              1,970,174
Federal Home Loan Mtge Corp #G01864
  01-01-34                             5.00        2,069,216              2,022,022
Federal Home Loan Mtge Corp #G02757
  06-01-36                             5.00        6,167,513              6,021,545
Federal Home Loan Mtge Corp #G30216
  04-01-22                             6.50        3,560,057              3,683,665
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                             9.58        1,553,138(n)             136,077
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                             8.64        1,094,345(n)             267,431
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                            21.35          172,299(n)               3,039
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                            31.80          718,955(n)              11,397
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2817 Cl SA
  06-15-32                            14.50        1,544,292(n,o)            92,892
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                             5.50        1,772,916              1,787,319
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                             6.50          884,318                922,641
Federal Natl Mtge Assn
  01-01-38                             5.00        3,500,000(e)           3,414,688
  01-01-38                             5.50       18,700,000(e)          18,676,624
  01-01-38                             6.00       22,500,000(e)          22,851,449
  01-01-38                             6.50        3,000,000(e)           3,083,436
  01-01-38                             7.00        5,000,000(e)           5,200,000
Federal Natl Mtge Assn #190899
  04-01-23                             8.50          140,864                149,500
Federal Natl Mtge Assn #190944
  05-01-24                             6.00          706,710                722,272
Federal Natl Mtge Assn #190988
  06-01-24                             9.00           90,337                 96,875

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #250322
  08-01-25                             7.50%         $13,638                $14,596
Federal Natl Mtge Assn #250384
  11-01-25                             7.50          164,626                176,186
Federal Natl Mtge Assn #250495
  03-01-26                             7.00          232,990                245,667
Federal Natl Mtge Assn #252381
  04-01-14                             5.50        3,023,221              3,066,531
Federal Natl Mtge Assn #254494
  08-01-22                             7.00          208,226                219,229
Federal Natl Mtge Assn #254675
  01-01-23                             6.50          314,919                325,767
Federal Natl Mtge Assn #254708
  02-01-23                             7.00          112,141                118,067
Federal Natl Mtge Assn #254916
  09-01-23                             5.50        2,126,699              2,140,048
Federal Natl Mtge Assn #304279
  02-01-25                             8.50          107,739                115,929
Federal Natl Mtge Assn #309341
  05-01-25                             8.50           26,642                 28,667
Federal Natl Mtge Assn #313049
  08-01-11                             8.50          135,046                141,458
Federal Natl Mtge Assn #323606
  03-01-29                             6.50           48,165                 49,923
Federal Natl Mtge Assn #433310
  08-01-28                             6.50          446,344                462,633
Federal Natl Mtge Assn #440730
  12-01-28                             6.00          183,399                188,218
Federal Natl Mtge Assn #505122
  07-01-29                             7.00          724,656                764,286
Federal Natl Mtge Assn #50553
  04-01-22                             8.00           83,180                 88,943
Federal Natl Mtge Assn #510587
  08-01-29                             7.00          203,138                214,247
Federal Natl Mtge Assn #540041
  02-01-29                             7.00          537,871                567,138
Federal Natl Mtge Assn #545489
  03-01-32                             6.50          188,693                195,124
Federal Natl Mtge Assn #545684
  05-01-32                             7.50          134,974                144,069
Federal Natl Mtge Assn #545885
  08-01-32                             6.50          265,968                278,684
Federal Natl Mtge Assn #555375
  04-01-33                             6.00        3,596,083              3,674,291
Federal Natl Mtge Assn #555376
  04-01-18                             4.50          797,205                784,389
Federal Natl Mtge Assn #555458
  05-01-33                             5.50        1,479,343              1,480,734
Federal Natl Mtge Assn #555528
  04-01-33                             6.00        4,498,460              4,582,981
Federal Natl Mtge Assn #555734
  07-01-23                             5.00        1,515,305              1,495,505
Federal Natl Mtge Assn #555740
  08-01-18                             4.50        2,184,249              2,156,945
Federal Natl Mtge Assn #615135
  11-01-16                             6.00          135,705                139,089

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #642346
  05-01-32                             7.00%        $801,630               $843,953
Federal Natl Mtge Assn #643381
  06-01-17                             6.00          129,623                132,879
Federal Natl Mtge Assn #645277
  05-01-32                             7.00           76,674                 80,722
Federal Natl Mtge Assn #645569
  06-01-32                             7.00          503,490                530,073
Federal Natl Mtge Assn #646446
  06-01-17                             6.50          150,726                155,921
Federal Natl Mtge Assn #650105
  08-01-17                             6.50          613,419                634,561
Federal Natl Mtge Assn #662197
  09-01-32                             6.50          347,653                359,407
Federal Natl Mtge Assn #667604
  10-01-32                             5.50          368,342                368,997
Federal Natl Mtge Assn #670387
  08-01-32                             7.00          222,357                234,506
Federal Natl Mtge Assn #670711
  10-01-32                             7.00          142,095                149,598
Federal Natl Mtge Assn #673179
  02-01-18                             6.00          325,459                333,635
Federal Natl Mtge Assn #676511
  12-01-32                             7.00          139,394                146,754
Federal Natl Mtge Assn #678397
  12-01-32                             7.00          966,967              1,018,021
Federal Natl Mtge Assn #684601
  03-01-33                             6.00        2,995,108              3,062,761
Federal Natl Mtge Assn #687736
  02-01-33                             5.50        1,132,090              1,132,929
Federal Natl Mtge Assn #687887
  03-01-33                             5.50        1,529,922              1,534,084
Federal Natl Mtge Assn #688002
  03-01-33                             5.50        1,571,371              1,575,643
Federal Natl Mtge Assn #688034
  03-01-33                             5.50        1,501,785              1,505,867
Federal Natl Mtge Assn #689093
  07-01-28                             5.50          799,117                802,495
Federal Natl Mtge Assn #694546
  03-01-33                             5.50          640,728                641,203
Federal Natl Mtge Assn #694795
  04-01-33                             5.50        3,139,448              3,147,980
Federal Natl Mtge Assn #703726
  02-01-33                             5.00        2,586,660              2,543,757
Federal Natl Mtge Assn #703818
  05-01-33                             6.00        1,509,907              1,539,498
Federal Natl Mtge Assn #710823
  05-01-33                             5.50        1,717,919              1,722,586
Federal Natl Mtge Assn #720070
  07-01-23                             5.50        2,136,186              2,149,594
Federal Natl Mtge Assn #720378
  06-01-18                             4.50        2,153,589              2,118,966
Federal Natl Mtge Assn #725284
  11-01-18                             7.00          120,035                124,994
Federal Natl Mtge Assn #725431
  08-01-15                             5.50           98,485                 99,850

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 162 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725773
  09-01-34                             5.50%      $6,601,792             $6,602,155
Federal Natl Mtge Assn #726940
  08-01-23                             5.50          249,757                252,491
Federal Natl Mtge Assn #730231
  08-01-23                             5.50        1,920,626              1,932,682
Federal Natl Mtge Assn #747642
  11-01-28                             5.50          352,995                354,487
Federal Natl Mtge Assn #753074
  12-01-28                             5.50        1,564,772              1,571,386
Federal Natl Mtge Assn #755056
  12-01-23                             5.50        1,627,081              1,637,293
Federal Natl Mtge Assn #755598
  11-01-28                             5.00          545,214                536,171
Federal Natl Mtge Assn #761031
  01-01-34                             5.00          431,908                424,231
Federal Natl Mtge Assn #765760
  02-01-19                             5.00        3,318,367              3,326,663
Federal Natl Mtge Assn #766641
  03-01-34                             5.00        1,908,080              1,863,842
Federal Natl Mtge Assn #768117
  08-01-34                             5.43          854,502(m)             869,469
Federal Natl Mtge Assn #779676
  06-01-34                             5.00        2,707,414              2,644,643
Federal Natl Mtge Assn #815264
  05-01-35                             5.22        2,741,840(m)           2,770,586
Federal Natl Mtge Assn #872916
  06-01-36                             6.50        3,330,084              3,433,330
Federal Natl Mtge Assn #886054
  07-01-36                             7.00        2,142,456              2,235,364
Federal Natl Mtge Assn #886464
  08-01-36                             6.50        2,554,294              2,625,923
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                            21.22            6,905(n)                   1
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                            12.91        3,456,371(n)             739,142
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                            10.85        1,449,631(n)             250,225
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                             6.11          705,947(n)              99,738
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                             8.59        3,736,487(n)             918,942

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
  05-25-37                             5.66%      $4,441,978(n)          $1,092,449
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2005-92 CL SC
  10-25-35                             9.47        5,851,759(n,o)           567,152
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                             8.00          629,503                667,933
Govt Natl Mtge Assn #604708
  10-15-33                             5.50        1,551,980              1,564,106
Govt Natl Mtge Assn #619592
  09-15-33                             5.00        1,849,061              1,822,572
Govt Natl Mtge Assn #780394
  12-15-08                             7.00          137,690                138,782
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                            41.84           88,527(n)               6,310
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                             5.30        1,401,850(m)           1,347,300
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                             4.50       22,409,979(n)             108,548
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-2N Cl A1
  02-27-46                             7.00           74,458(d)              74,318
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                             6.25          116,120(d)             114,962
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                             6.50        5,869,315              6,016,481
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                             5.00        1,412,533              1,404,591
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                             6.00        1,630,730              1,636,829

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                             5.00%      $3,201,383             $3,199,622
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                             5.00        1,573,265              1,538,465
Rali NIM
 Collateralized Mtge Obligation
 Series 2006-QO4 Cl N1
  04-25-46                             6.05           35,266(d)              35,266
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                             6.00        1,508,777              1,513,294
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                             5.50        3,061,236              2,918,965
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                             7.10        8,718,686(n)              54,492
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                             4.50          168,325                162,088
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                             5.29        1,262,079(m)           1,242,915
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                             5.94        1,290,444(m)           1,288,947
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                             5.00        3,581,195              3,442,316
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                             5.50        2,976,451              2,955,059
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                             6.02        1,443,894(m)           1,445,868
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                             5.11        2,644,823(m)           2,596,930


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  163

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
Collateralized Mtge Obligation
Series 2007-11 Cl A68
  08-25-37                             6.00%      $3,225,904             $3,242,937
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
  10-25-37                             6.00        1,481,367              1,450,524
                                                                    ---------------
Total                                                                   295,283,873
-----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
DRS Technologies
  11-01-13                             6.88          365,000                363,175
L-3 Communications
  01-15-15                             5.88          380,000                366,700
L-3 Communications
 Series B
  10-15-15                             6.38          425,000                418,625
                                                                    ---------------
Total                                                                     1,148,500
-----------------------------------------------------------------------------------

BANKING (0.9%)
Bank of America
 Sub Nts
  03-15-17                             5.30          270,000                262,542
Citigroup
 Sr Unsecured
  02-14-11                             5.13          805,000                809,498
JPMorgan Chase & Co
 Sr Nts
  01-15-18                             6.00          690,000                705,767
JPMorgan Chase Bank
 Sub Nts
  10-01-17                             6.00        2,580,000              2,623,914
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                             5.63        3,780,000              3,431,975
Popular North America
 Sr Nts
  10-01-08                             3.88        7,365,000              7,294,472
Regions Bank
 Sub Nts
  06-26-37                             6.45          530,000                499,769
                                                                    ---------------
Total                                                                    15,627,937
-----------------------------------------------------------------------------------

BROKERAGE (0.4%)
Goldman Sachs Group
 Sr Nts
  09-01-17                             6.25          265,000                275,680
Lehman Brothers Holdings
 Sr Unsecured
  09-26-14                             6.20        3,720,000              3,788,700
Merrill Lynch & Co
 Sr Unsecured
  08-28-17                             6.40          510,000                518,139

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BROKERAGE (CONT.)
Morgan Stanley
 Sr Unsecured
  12-28-17                             5.95%      $2,495,000             $2,493,221
                                                                    ---------------
Total                                                                     7,075,740
-----------------------------------------------------------------------------------

CHEMICALS (0.1%)
NALCO
 Sr Unsecured
  11-15-11                             7.75        1,250,000              1,265,625
NewMarket
  12-15-16                             7.13          440,000                435,600
                                                                    ---------------
Total                                                                     1,701,225
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Clorox
 Sr Unsecured
  10-15-12                             5.45          605,000                610,052
-----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
General Electric
 Sr Unsecured
  12-06-17                             5.25        1,250,000              1,247,400
Tyco Electronics Group
  10-01-12                             6.00          325,000(c,d)           333,043
                                                                    ---------------
Total                                                                     1,580,443
-----------------------------------------------------------------------------------

ELECTRIC (1.3%)
Consumers Energy
 1st Mtge Series F
  05-15-10                             4.00          350,000                342,059
Consumers Energy
 1st Mtge Series H
  02-17-09                             4.80        3,010,000              3,002,875
Duke Energy Carolinas LLC
 Sr Unsub Series D
  03-01-10                             7.38          280,000                297,377
Entergy Gulf States
 1st Mtge
  06-01-08                             3.60        1,435,000              1,424,108
Exelon Generation LLC
 Sr Unsecured
  01-15-14                             5.35          275,000                267,629
  10-01-17                             6.20          140,000                139,136
Exelon
 Sr Unsecured
  06-15-10                             4.45        3,085,000              3,058,309
FirstEnergy
 Series B
  11-15-11                             6.45          235,000                242,452
Florida Power
 1st Mtge
  03-01-13                             4.80          545,000                536,743
Indiana Michigan Power
 Sr Nts
  03-15-37                             6.05        1,745,000(t)           1,640,057

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
IPALCO Enterprises
 Secured
  11-14-08                             8.38%        $375,000               $381,563
  11-14-11                             8.63          595,000                621,775
Majapahit Holding
  10-17-16                             7.75          100,000(c,d)           100,250
Metropolitan Edison
 Sr Nts
  03-15-10                             4.45          470,000                469,700
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                             8.56           45,079                 48,122
Nevada Power
 Series M
  03-15-16                             5.95          510,000                505,585
NiSource Finance
 Sr Nts
  03-01-13                             6.15          760,000                783,464
Northern States Power
 Sr Nts
  08-01-09                             6.88        1,455,000              1,500,982
NRG Energy
  02-01-14                             7.25          245,000                238,875
  01-15-17                             7.38          210,000                204,750
Pacificorp
 1st Mtge
  10-15-37                             6.25          510,000                537,397
Portland General Electric
  03-15-10                             7.88          765,000                818,298
Potomac Electric Power
 Secured
  06-01-35                             5.40          785,000                683,022
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                             6.88          565,000                581,544
Sierra Pacific Power
 Series M
  05-15-16                             6.00        1,690,000              1,675,204
Virginia Electric & Power
 Sr Unsecured
  11-30-12                             5.10          690,000                692,966
Xcel Energy
 Sr Nts
  07-01-08                             3.40          855,000                847,818
                                                                    ---------------
Total                                                                    21,642,060
-----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
 Pass-Through Ctfs
  07-01-15                             9.30        1,141,341(h)           1,164,168
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.9%)
Anheuser-Busch Companies
 Sr Unsub
  01-15-18                             5.50          610,000                622,736
Cadbury Schweppes US Finance
  10-01-08                             3.88        7,135,000(d)           7,091,776

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 164 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
FOOD AND BEVERAGE (CONT.)
ConAgra Foods
Sr Unsecured
  09-15-11                             6.75%        $765,000               $804,402
Constellation Brands
  12-15-14                             8.38          165,000                167,063
Cott Beverages USA
  12-15-11                             8.00          670,000                623,100
Diageo Capital
  01-30-13                             5.20          600,000(c)             602,739
HJ Heinz
  12-01-08                             6.43        1,320,000(d,t)         1,343,826
Kellogg
 Sr Unsub
  12-03-12                             5.13          800,000                808,136
Molson Coors Capital Finance
  09-22-10                             4.85        2,910,000(c)           2,925,379
                                                                    ---------------
Total                                                                    14,989,157
-----------------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                             8.00          310,000                314,650
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                             4.00        1,055,000              1,039,551
-----------------------------------------------------------------------------------

GAS PIPELINES (0.4%)
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                             7.75          955,000(t)           1,024,130
Colorado Interstate Gas
 Sr Nts
  11-15-15                             6.80        2,580,000              2,685,680
Kinder Morgan Energy Partners LP
 Sr Unsecured
  03-15-11                             6.75          395,000                414,376
Northern Natural Gas
 Sr Unsecured
  02-15-37                             5.80          340,000(d)             330,122
Northwest Pipeline
 Sr Unsecured
  04-15-17                             5.95          400,000                391,500
Southern Natural Gas
  04-01-17                             5.90        1,360,000(d)           1,337,651
Southern Star Central
 Sr Nts
  03-01-16                             6.75          380,000                363,850
Transcontinental Gas Pipe Line
 Series B
  08-15-11                             7.00          400,000                419,500
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                             6.40          397,000                407,421
                                                                    ---------------
Total                                                                     7,374,230
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

HEALTH CARE (0.1%)
Cardinal Health
 Sr Unsecured
  06-15-12                             5.65%        $740,000(d)            $764,898
Omnicare
  12-15-13                             6.75          680,000                639,200
  12-15-15                             6.88           95,000                 88,350
                                                                    ---------------
Total                                                                     1,492,448
-----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.2%)
Aetna
 Sr Unsecured
  12-15-37                             6.75          945,000                950,320
Coventry Health Care
 Sr Unsecured
  08-15-14                             6.30          600,000                614,070
UnitedHealth Group
  11-15-37                             6.63        1,505,000(d)           1,516,574
WellPoint
 Sr Unsub
  01-15-36                             5.85          390,000                359,360
                                                                    ---------------
Total                                                                     3,440,324
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.5%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                             5.95        2,075,000              2,112,827
Chesapeake Energy
  01-15-16                             6.63          632,000                617,780
Denbury Resources
  04-01-13                             7.50           65,000                 65,650
Denbury Resources
 Sr Sub Nts
  12-15-15                             7.50           55,000                 55,481
EnCana
  11-01-11                             6.30        1,520,000(c)           1,587,946
  02-01-38                             6.50          580,000(c)             598,972
EnCana
 Sr Nts
  10-15-13                             4.75          190,000(c)             183,314
Range Resources
  03-15-15                             6.38          110,000                107,250
  05-15-16                             7.50           50,000                 51,000
TNK-BP Finance
  03-13-18                             7.88          200,000(c,d)           201,210
XTO Energy
  01-31-15                             5.00          355,000                341,754
XTO Energy
 Sr Unsecured
  02-01-14                             4.90        2,255,000              2,215,853
  06-30-15                             5.30          240,000                238,917
                                                                    ---------------
Total                                                                     8,377,954
-----------------------------------------------------------------------------------

LIFE INSURANCE (0.3%)
Lincoln Natl
 Sr Unsecured
  10-09-37                             6.30          610,000                585,039

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
LIFE INSURANCE (CONT.)
Pricoa Global Funding 1
 Secured
  10-18-12                             5.40%      $1,130,000(d)          $1,149,052
 Principal Life Income Funding
  Secured
  12-14-12                             5.30          920,000                922,161
Prudential Financial
  12-01-37                             6.63        1,745,000              1,740,306
                                                                    ---------------
Total                                                                     4,396,558
-----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Comcast
  03-15-11                             5.50        1,125,000              1,137,206
  03-15-37                             6.45        2,635,000              2,682,906
Comcast MO of Delaware LLC
  09-01-08                             9.00        1,900,000              1,935,804
CSC Holdings
 Sr Nts Series B
  07-15-09                             8.13          458,000                465,443
Quebecor Media
 Sr Unsecured
  03-15-16                             7.75           75,000(c,d)            72,188
Videotron Ltee
  01-15-14                             6.88          340,000(c)             332,775
                                                                    ---------------
Total                                                                     6,626,322
-----------------------------------------------------------------------------------

MEDIA NON CABLE (0.9%)
British Sky Broadcasting Group
  02-23-09                             6.88        2,790,000(c)           2,844,221
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                             8.50          145,000                146,994
EchoStar DBS
  10-01-13                             7.00           50,000                 50,500
  10-01-14                             6.63           99,000                 98,505
  02-01-16                             7.13          230,000                234,600
News America
  12-15-35                             6.40        3,045,000              3,080,462
  11-15-37                             6.65          420,000(d)             437,002
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                             8.75          575,000(d)             591,531
Reed Elsevier Capital
  08-01-11                             6.75        1,495,000              1,569,750
RH Donnelley
 Sr Nts
  10-15-17                             8.88          250,000(d)             232,500
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                             6.13        3,515,000              3,465,913
Thomson
 Sr Unsecured
  10-01-14                             5.70        2,080,000(c)           2,088,563
                                                                    ---------------
Total                                                                    14,840,541
-----------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  165

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

METALS (--%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25%        $420,000               $445,200
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Gaz Capital for Gazprom
 Sr Nts
  11-22-16                             6.21          150,000(c,d)           144,750
-----------------------------------------------------------------------------------

OTHER INDUSTRY (--%)
Baldor Electric
  02-15-17                             8.63          295,000                303,850
-----------------------------------------------------------------------------------

PACKAGING (0.1%)
Crown Americas LLC/Capital
  11-15-13                             7.63          155,000                158,488
  11-15-15                             7.75          405,000                417,150
Owens-Brockway Glass Container
  05-15-13                             8.25          780,000                809,250
                                                                    ---------------
Total                                                                     1,384,888
-----------------------------------------------------------------------------------

PAPER (--%)
Cascades
 Sr Nts
  02-15-13                             7.25          205,000(c)             192,188
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00          485,000                468,631
                                                                    ---------------
Total                                                                       660,819
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
Travelers Companies
 Sr Unsecured
  06-15-37                             6.25          680,000                663,422
-----------------------------------------------------------------------------------

RAILROADS (0.2%)
Burlington Northern Santa Fe
  05-01-37                             6.15          315,000                306,223
Canadian Pacific Railway
  05-15-37                             5.95          415,000(c)             374,138
CSX
  03-15-12                             6.30          855,000                875,421
CSX
 Sr Nts
  03-15-13                             5.75        1,535,000              1,554,022
                                                                    ---------------
Total                                                                     3,109,804
-----------------------------------------------------------------------------------

REITS (0.1%)
Brandywine Operating Partnership LP
  05-01-17                             5.70        1,070,000                991,202
ERP Operating LP
  06-15-17                             5.75          815,000                778,618
                                                                    ---------------
Total                                                                     1,769,820
-----------------------------------------------------------------------------------

RETAILERS (0.4%)
Home Depot
 Sr Unsecured
  03-01-11                             5.20          405,000                402,886
  12-16-36                             5.88        1,460,000              1,232,095

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
RETAILERS (CONT.)
Kohl's
 Sr Unsecured
  12-15-17                             6.25%      $2,165,000             $2,175,264
Macys Retail Holdings
  07-15-09                             4.80        3,695,000              3,674,036
                                                                    ---------------
Total                                                                     7,484,281
-----------------------------------------------------------------------------------

TECHNOLOGY (--%)
Communications & Power Inds
  02-01-12                             8.00           40,000                 40,000
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Erac USA Finance
  10-15-17                             6.38        3,465,000(d)           3,351,833
Hertz
  01-01-14                             8.88          435,000                440,981
                                                                    ---------------
Total                                                                     3,792,814
-----------------------------------------------------------------------------------

WIRELINES (1.8%)
AT&T
 Sr Unsecured
  03-15-11                             6.25        3,610,000              3,757,815
  01-15-38                             6.30        2,230,000              2,276,607
Telecom Italia Capital
  11-15-13                             5.25        3,950,000(c)           3,903,904
Telefonica Europe
  09-15-10                             7.75        3,945,000(c)           4,222,543
TELUS
  06-01-11                             8.00        8,917,500(c)           9,661,834
Verizon New York
 Sr Unsecured Series A
  04-01-12                             6.88        4,975,000              5,278,509
Verizon Pennsylvania
 Sr Unsecured Series A
  11-15-11                             5.65        1,295,000              1,334,795
Windstream
  08-01-16                             8.63          805,000                845,250
  03-15-19                             7.00           95,000                 90,488
                                                                    ---------------
Total                                                                    31,371,745
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $642,116,201)                                                   $645,602,018
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.2%)
NAME OF
ISSUER AND
TITLE OF                           COUPON        PRINCIPAL
ISSUE                               RATE          AMOUNT                    VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%        $3,470,000              $3,013,140
------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $3,469,653)                                                        $3,013,140
------------------------------------------------------------------------------------

SENIOR LOANS (1.0%)(u)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)
CHEMICALS (--%)
Celanese
 Term Loan
  04-06-14                        5.23-6.98%        $746,617(c)             $720,799
------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Jarden
 Tranche B3 Term Loan
  01-21-12                             7.33        1,356,600               1,319,294
------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.1%)
Aramark
 Letter of Credit
  01-26-14                             5.20           55,546                  52,699
Aramark
 Term Loan
  01-20-14                             7.20          777,177                 738,482
Pinnacle Foods Holding
 Term Loan
  04-02-14                        7.59-7.95          671,625                 629,984
                                                                     ---------------
Total                                                                      1,421,165
------------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Community Health Systems
 Delayed Draw Term Loan
  TBD                                   TBD          107,347(e,g,v)          103,243
Community Health Systems
 Term Loan
  07-25-14                             7.33        1,600,816               1,539,617
HCA
 Tranche B Term Loan
  01-21-13                             7.08        2,836,913               2,725,648
Vanguard Health Systems
 Term Loan
  09-23-11                             7.10          678,300                 652,864
                                                                     ---------------
Total                                                                      5,021,372
------------------------------------------------------------------------------------

LIFE INSURANCE (--%)
Asurion
 1st Lien Term Loan
  07-03-14                             7.88          579,000                 557,288
------------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Charter Communications
 Term Loan
  09-23-14                             6.99        1,605,000               1,497,129
Univision
 Delayed Draw Term Loan
  TBD                                   TBD           12,002(e,g,v)           10,921
Univision
 Term Loan
  09-23-14                        7.10-7.21          345,645                 314,537
                                                                     ---------------
Total                                                                      1,822,587
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 166 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Balanced Fund

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)

MEDIA NON CABLE (0.2%)
Idearc
 Tranche B Term Loan
  11-17-14                        6.83-7.20%      $1,316,683              $1,251,350
Nielsen Finance
 Term Loan
  08-09-13                        7.15-7.49        1,416,670(c)            1,344,958
                                                                     ---------------
Total                                                                      2,596,308
------------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Dresser
 Tranche B 1st Lien Term Loan
  05-04-14                        7.35-7.45          527,396                 507,091
------------------------------------------------------------------------------------

PAPER (0.1%)
Domtar
 Term Loan
  03-07-14                             6.40          362,813(c)              347,505
Georgia Pacific
 Tranche B Term Loan
  TBD                                   TBD          178,722(e,g)            170,109
  12-22-12                        6.83-6.95          718,172                 683,564
                                                                     ---------------
Total                                                                      1,201,178
------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)

RETAILERS (--%)
Neiman Marcus Group
 Term Loan
  04-06-13                        6.90-7.00%        $430,147                $412,984
------------------------------------------------------------------------------------

TECHNOLOGY (0.1%)
Flextronics Intl
 Tranche A1A
 Delayed Draw Term Loan
  10-01-14                             7.46          154,807                 150,937
Flextronics Intl
 Term Loan
  10-01-14                             7.39          538,728                 525,259
West Corp
 Tranche B2 Term Loan
  10-24-13                        7.22-7.47          702,913                 668,210
                                                                     ---------------
Total                                                                      1,344,406
------------------------------------------------------------------------------------

WIRELINES (--%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.49          875,000                 841,094
------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $18,475,260)                                                      $17,765,566
------------------------------------------------------------------------------------

MONEY MARKET FUND (4.0%)(q)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                        69,068,144(r)          $69,068,144
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $69,068,144)                                                      $69,068,144
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,664,435,320)(w)                                             $1,810,399,558
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                           LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                            189           $21,994,875       March 2008        $(190,019)
U.S. Treasury Note, 5-year                                        (832)          (91,754,000)      March 2008          113,611
U.S. Treasury Note, 10-year                                        (34)           (3,855,281)      March 2008           17,099
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                 $(59,309)
---------------------------------------------------------------------------------------------------------------------------------

                                                                             See
accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  167

RiverSource VP - Balanced Fund

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                                    NOTIONAL
                                                 REFERENCED             BUY/SELL    PAY/RECEIVE     EXPIRATION     PRINCIPAL
COUNTERPARTY                                       ENTITY              PROTECTION   FIXED RATE         DATE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers                                  Kinder Morgan Energy
Special Financing                                         Partners LP      Buy          .41%      March 20, 2011     $395,000
Goldman Sachs, LLP                                         Home Depot      Buy          .50       March 20, 2011      380,000
Goldman Sachs, LLP                                      ConAgra Foods      Buy          .18       Sept. 20, 2011      765,000
Lehman Brothers
Special Financing                               Reed Elsevier Capital      Buy          .18       Sept. 20, 2011    1,130,000
Citibank                                        Reed Elsevier Capital      Buy          .26       Sept. 20, 2011      365,000
Lehman Brothers
Special Financing                                              EnCana      Buy          .29         Nov. 1, 2011    1,520,000
Goldman Sachs, LLP                                        FirstEnergy      Buy          .60        Dec. 20, 2011      235,000
Lehman Brothers
Special Financing                                                 CSX      Buy          .43       March 20, 2012      830,000
JP Morgan Chase Bank                                  Cardinal Health      Buy         .225        June 20, 2012      740,000
Goldman Sachs, LLP                                                CSX      Buy          .54        Dec. 20, 2012      655,000
Deutsche Bank                                     Goldman Sachs Group      Buy          .70        Dec. 20, 2012      685,000
Deutsche Bank                                Lehman Brothers Holdings     Sell         1.23        Dec. 20, 2012      685,000
JP Morgan Chase Bank                                 NiSource Finance      Buy          .55        Dec. 20, 2012      760,000
Citibank                                                       Clorox      Buy          .31        Dec. 20, 2012      605,000
-----------------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------------


                                      UNREALIZED     UNREALIZED
COUNTERPARTY                         APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing                          $--          $(537)
Goldman Sachs, LLP                       2,721             --
Goldman Sachs, LLP                       1,337             --
Lehman Brothers
Special Financing                        2,500             --
Citibank                                    --           (217)
Lehman Brothers
Special Financing                        9,489             --
Goldman Sachs, LLP                          --           (290)
Lehman Brothers
Special Financing                        4,561             --
JP Morgan Chase Bank                     2,056             --
Goldman Sachs, LLP                       4,067             --
Deutsche Bank                               --           (890)
Deutsche Bank                              699             --
JP Morgan Chase Bank                     7,668             --
Citibank                                 4,654             --
-----------------------------------------------------------------------------------------------------------------------------
Total                                  $39,752        $(1,934)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                                          NOTIONAL
                                                                                                       EXPIRATION        PRINCIPAL
COUNTERPARTY                   FUND RECEIVES                              FUND PAYS                       DATE             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Citbank, N.A.      Spread on Lehman Brothers Baa 8.5+         The Absolute value of the spread         Jan. 1, 2008        $600,000
                   Commercial Mortgage-Backed Securities      return amount, if such amount is
                   Index plus 1.00% times notional            negative
                   amount plus spread return amount, if
                   such amount is positive
Wachovia           Total return on Lehman Brothers Baa        Floating rate based on 1-month           Jan. 1, 2008       1,850,000
                   8.5+ Commercial Mortgage-Backed            LIBOR plus 1.10%
                   Securities Index
Citbank, N.A.      Spread on Lehman Brothers Baa 8.5+         The Absolute value of the spread         Jan. 1, 2008       1,850,000
                   Commercial Mortgage-Backed Securities      return amount, if such amount is
                   Index times notional amount plus           negative
                   spread return amount, if such amount
                   is positive
Wachovia           Total return on Lehman Brothers Baa        Floating rate based on 1-month          March 1, 2008       1,650,000
                   8.5+ Commercial Mortgage-Backed            LIBOR less 1.05%
                   Securities Index
-----------------------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------------------


                UNREALIZED
COUNTERPARTY   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
Citbank, N.A.    $(18,396)
Wachovia          (50,815)
Citbank, N.A.     (58,312)
Wachovia          (45,390)
-----------------------------------------------------------------------------------------------------------------------------------
Total           $(172,913)
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2007, the value of foreign securities represented 6.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $46,686,010 or 2.7% of net assets.

(e) At Dec. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $72,044,302.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------

 168 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

(g) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                 08-02-07 thru 12-05-07         $3,083,770
Oaktree Capital Group LLC Cl A Unit*                            05-21-07 thru 07-19-07          2,474,200
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs 2015                                  12-08-95 thru 08-12-96          1,119,749

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(j) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(k) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(l) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(n) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2007.

(o) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Dec. 31, 2007. At Dec. 31, 2007, the value of inverse floaters represented 0.04% of net assets.

(p) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(q) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.6% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 3.4% of net assets.

(r)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(s) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Dec. 31, 2007:

                                                                PRINCIPAL        SETTLEMENT        PROCEEDS
SECURITY                                                          AMOUNT            DATE          RECEIVABLE         VALUE
-----------------------------------------------------------------------------------------------------------------------------
Federal Natl Mtge Assn
  01-01-23 5.50%                                                $1,250,000        01-17-08        $1,258,008       $1,266,015

(t) At Dec. 31, 2007, investments in securities included securities valued at $885,621 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(u) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(v) At Dec. 31, 2007, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health Systems                                              $107,347
Univision                                                               12,002
-------------------------------------------------------------------------------
Total                                                                 $119,349
-------------------------------------------------------------------------------

(w) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $1,672,556,918 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $226,354,737
Unrealized depreciation                                               (88,512,097)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $137,842,640
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  169

RiverSource VP - Balanced Fund

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 170 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Cash Management Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

U.S. GOVERNMENT AGENCIES (2.2%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
Federal Home Loan Bank Disc Nt
  01-23-08                           4.13%       $15,150,000             $15,110,652
Federal Natl Mtge Assn Disc Nt
  01-31-08                           4.20         14,400,000              14,348,780
------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCIES
(Cost: $29,459,432)                                                      $29,459,432
------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (7.3%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
Bank of Montreal Chicago
Branch
  04-21-08                           5.06%       $12,000,000(b)          $12,000,000
Barclays Bank
  02-27-08                           5.16         10,000,000              10,000,000
  03-17-08                           4.99          3,000,000(b)            2,999,915
Citibank
  01-07-08                           4.77         15,000,000              15,000,000
Credit Suisse NY
  01-14-08                           5.04          6,000,000               6,000,000
  02-26-08                           5.00         17,000,000(b)           17,000,000
  06-16-08                           5.29          8,000,000               8,000,000
JPMorgan Chase Bank
  01-10-08                           5.11          7,000,000               7,000,000
Natixis
  03-31-08                           5.40         10,000,000(b)           10,000,000
  04-02-08                           5.40         10,000,000(b)            9,999,516
------------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $97,999,431)                                                      $97,999,431
------------------------------------------------------------------------------------

FLOATING RATE NOTES (12.8%)(b)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
Bank of Ireland
  09-12-08                           4.86%        $8,000,000              $8,000,000
Bank of New York
  10-10-08                           5.20         10,000,000              10,000,000
Bear Stearns Companies
  08-15-08                           5.09          5,000,000               5,000,000
  08-28-08                           4.92          5,000,000               5,000,000
General Electric Capital
  01-23-09                           4.92         10,000,000              10,000,000
Goldman Sachs Group
  09-12-08                           5.10          5,000,000               5,000,000
HSBC Finance
  09-24-08                           4.95          5,000,000               5,000,000

FLOATING RATE NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
Irish Life & Permanent
  08-20-08                           4.98%        $5,000,000              $4,999,840
Lehman Brothers Holdings
  09-26-08                           4.88         10,000,000              10,000,000
Lloyds TSB Group
  10-06-08                           5.11         10,000,000              10,000,000
Merrill Lynch & Co
  08-15-08                           5.14         10,000,000               9,993,235
  08-22-08                           4.89          7,000,000               7,000,000
  09-12-08                           5.17          5,000,000               5,000,000
  11-17-08                           5.14         10,000,000              10,000,000
MetLife Global Funding I
  09-24-08                           4.84          5,000,000               5,000,000
Morgan Stanley
  01-18-08                           5.34          6,000,000               5,999,609
  02-06-08                           5.30          4,000,000               4,000,000
Natixis
  08-14-08                           5.05          3,000,000               3,000,000
  09-08-08                           4.90          5,000,000               5,000,000
Northern Rock
  07-08-08                           5.24         10,700,000              10,700,000
  08-01-08                           5.29          5,000,000               5,000,000
Skandinaviska Enskilda Banken
  08-22-08                           4.85          7,000,000               7,000,000
  09-08-08                           5.24          5,000,000               5,000,000
Wells Fargo Bank
  01-02-09                           5.28          5,000,000               5,000,000
Westpac Banking
  07-11-08                           5.20         10,700,000              10,700,001
                                                                     ---------------
Total                                                                    171,392,685
------------------------------------------------------------------------------------

TOTAL FLOATING RATE NOTES
(Cost: $171,392,685)                                                    $171,392,685
------------------------------------------------------------------------------------

COMMERCIAL PAPER (77.4%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
ASSET-BACKED (29.9%)
Alpine Securitization
  01-17-08                           5.64%        $7,200,000(c)           $7,181,120
  01-25-08                           4.75         10,000,000(c)            9,967,600
  01-29-08                           4.74          8,000,000(c)            7,970,009
  02-01-08                           5.73         12,000,000(c)           11,940,067
Amsterdam Funding
  02-01-08                           5.68         12,000,000(c)           11,940,583
CAFCO LLC
  01-30-08                           5.41         10,000,000(c)            9,955,694
Chariot Funding LLC
  01-17-08                           5.31         10,000,000(c)            9,975,333
  01-29-08                           4.91          2,208,000(c)            2,199,413

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
ASSET-BACKED (CONT.)
CHARTA LLC
  01-04-08                           4.07%       $10,000,000(c)           $9,995,542
  01-24-08                           5.34         10,000,000(c)            9,964,989
Cheyne Finance LLC
  11-12-07                           4.99          2,000,000(d,e)          1,714,000
CIESCO LLC
  01-16-08                           4.81         10,000,000(c)            9,978,958
Citibank Credit Card Issue Trust (Dakota Nts)
  01-28-08                           4.97         10,000,000(c)            9,962,050
CRC Funding LLC
  01-17-08                           5.64          9,400,000               9,375,351
  02-14-08                           5.74         10,000,000               9,929,722
Cullinan Finance
  03-28-08                           4.80         13,000,000(b,d)         12,999,534
  04-25-08                           5.21         10,000,000(d)           10,000,000
  04-28-08                           4.97          4,000,000(b,d)          3,999,807
Fairway Finance LLC
  01-18-08                           5.18         11,600,000(c)           11,570,420
Gemini Securitization LLC
  01-03-08                           3.29          7,400,000(c)            7,398,002
  01-09-08                           4.62         10,000,000(c)            9,988,622
  01-22-08                           5.29          3,000,000(c)            2,990,463
Jupiter Securitization
  01-31-08                           5.87         12,000,000(c)           11,940,500
K2 (USA) LLC
  04-21-08                           5.15         15,000,000(d)           15,000,000
Kitty Hawk Funding
  01-02-08                           2.65          4,803,000(c)            4,802,304
  01-23-08                           5.01         12,000,000(c)           11,962,252
Nieuw Amsterdam Receivables
  01-22-08                           5.34          6,300,000(c)            6,279,788
Old Line Funding LLC
  01-07-08                           5.00          5,000,000(c)            4,995,208
  01-10-08                           4.41          8,000,000(c)            7,990,340
  01-14-08                           4.81          5,678,000(c)            5,667,543
  01-15-08                           5.26          5,000,000(c)            4,989,208
  01-18-08                           5.81         10,000,000(c)            9,971,431
Park Avenue Receivables
  01-07-08                           4.65          7,000,000               6,993,758
  01-24-08                           4.68          5,092,000               5,076,385
Ranger Funding LLC
  02-05-08                           5.60          6,000,000(c)            5,967,042
Sedna Finance
  01-18-08                           5.17          8,000,000(b,d)          7,999,963
Sheffield Receivables
  01-22-08                           5.63         12,000,000(c)           11,959,400
Sigma Finance
  04-18-08                           5.16         15,000,000(d)           14,999,999
  04-23-08                           5.19         15,000,000(d)           14,999,999
  06-06-08                           5.22         10,000,000(d)            9,999,786


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  171

RiverSource VP - Cash Management Fund

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
ASSET-BACKED (CONT.)
Thunder Bay Funding LLC
  01-03-08                           3.72%       $10,037,000(c)          $10,033,933
  01-04-08                           4.53         10,000,000(c)            9,995,042
  01-07-08                           4.45         10,696,000(c)           10,686,873
  01-30-08                           5.71          5,000,000(c)            4,976,639
WhistleJacket Capital LLC
  02-25-08                           5.15          2,000,000(b,d)          2,000,049
  03-20-08                           4.91         10,000,000(b,d)          9,999,568
                                                                     ---------------
Total                                                                    400,284,289
------------------------------------------------------------------------------------

BANKING (31.9%)
Bank of America
  01-17-08                           4.77         15,000,000              14,966,732
  01-25-08                           4.81         10,000,000               9,967,133
  01-28-08                           4.91         12,400,000              12,353,500
  02-21-08                           4.76          3,000,000               2,979,813
  03-19-08                           4.75          8,000,000               7,918,533
Bank of Ireland
  02-12-08                           5.06         11,500,000(c)           11,431,910
  02-19-08                           4.95         10,000,000(c)            9,932,625
Barclays US Funding
  01-02-08                           2.62         10,000,000               9,998,567
  01-08-08                           4.60         14,000,000              13,985,899
  02-07-08                           5.12         10,000,000               9,947,018
DEPFA Bank
  01-23-08                           4.79         10,000,000(b,c)          9,969,903
  07-15-08                           5.00         10,000,000               9,999,873
ING US Funding LLC
  01-08-08                           4.57          8,000,000               7,991,989
  01-09-08                           4.65         10,000,000               9,988,556
  02-15-08                           4.80         10,000,000               9,939,875
  02-21-08                           4.79          5,000,000               4,966,142
JPMorgan Chase & Co
  01-04-08                           3.84          8,000,000               7,996,633
  01-10-08                           4.60         12,000,000              11,984,880
  01-22-08                           4.88         10,000,000               9,970,658
  02-19-08                           4.83         10,000,000               9,934,258
Marshall & Ilsley
  01-07-08                           4.17          3,200,000               3,197,440

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
BANKING (CONT.)
Nordea North America
  01-08-08                           4.57%       $10,000,000              $9,989,996
  01-14-08                           4.47         10,000,000               9,982,883
  02-05-08                           4.98          7,800,000               7,761,856
  02-07-08                           5.00         10,000,000               9,948,200
  02-20-08                           4.80         10,000,000               9,933,333
Rabobank USA Financial
  01-22-08                           4.68         15,000,000              14,957,824
  02-20-08                           4.69         10,000,000               9,934,931
Skandinaviska Enskilda Banken
  01-11-08                           4.64         10,000,000(c)            9,986,028
  02-08-08                           4.89         10,000,000(c)            9,948,067
  09-17-08                           5.02         10,000,000(b)           10,000,000
Societe Generale North America
  01-03-08                           3.49         12,000,000              11,996,560
  01-11-08                           4.76         10,000,000               9,985,667
  02-04-08                           5.06         10,000,000               9,951,739
  03-18-08                           4.98         10,000,000               9,894,767
  04-04-08                           4.83          8,000,000               7,900,778
Swedbank
  02-08-08                           5.10         24,400,000              24,267,873
  02-11-08                           5.05         12,000,000              11,930,642
  02-13-08                           5.08          6,000,000               5,963,486
  02-14-08                           4.92          7,200,000               7,156,572
UBS Finance (Delaware) LLC
  01-15-08                           4.77         10,000,000               9,980,419
  02-11-08                           4.54         13,500,000              13,429,890
                                                                     ---------------
Total                                                                    424,323,448
------------------------------------------------------------------------------------

BROKERAGE (6.8%)
Goldman Sachs Group
  01-08-08                           4.61          9,000,000               8,990,910
  01-11-08                           4.66          9,500,000               9,486,674
  01-23-08                           4.70         11,200,000              11,166,941
  01-24-08                           4.71         10,000,000               9,969,142
  02-04-08                           4.76          6,000,000               5,972,743

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
BROKERAGE (CONT.)
Lehman Brothers Holdings
  01-02-08                           2.15%       $12,000,000             $11,998,583
  04-15-08                           5.13         14,000,000              13,794,608
Merrill Lynch & Co
  01-11-08                           4.90         10,000,000               9,985,250
  01-29-08                           5.16         10,000,000               9,959,167
                                                                     ---------------
Total                                                                     91,324,018
------------------------------------------------------------------------------------

LIFE INSURANCE (1.7%)
Prudential Funding LLC
  02-12-08                           4.43         23,000,000              22,880,592
------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.9%)
General Electric Capital
  02-15-08                           4.54          5,900,000               5,866,444
General Electric Capital Services
  02-28-08                           4.41         11,000,000              10,922,199
  03-27-08                           4.36          8,100,000               8,016,602
                                                                     ---------------
Total                                                                     24,805,245
------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (5.4%)
BNP Paribas Finance
  02-22-08                           4.94         25,000,000              24,822,080
  02-25-08                           4.96         18,000,000              17,863,958
Citigroup Funding
  01-09-08                           4.60          7,000,000               6,992,067
  01-16-08                           4.81          5,000,000               4,989,479
  01-31-08                           4.67          7,400,000               7,370,770
  03-14-08                           4.99         10,000,000               9,899,828
                                                                     ---------------
Total                                                                     71,938,182
------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $1,035,841,774)                                                $1,035,555,774
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,334,693,322)(f)                                             $1,334,407,322
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $316,464,901 or 23.7% of net assets.

(d) Denotes investments in structured investment vehicles ("SIVS"). See Note 9 to the financial statements.

(e) Identifies issues in default and considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities have been valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES               COST
----------------------------------------------------------------------------------------------
Cheyne Finance LLC
  4.99% Commercial Paper 2007                                    04-10-07           $2,000,000

--------------------------------------------------------------------------------

 172 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Cash Management Fund

(f) Also represents the cost of securities for federal income tax purposes at Dec. 31, 2007.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  173

PORTFOLIO OF INVESTMENTS

RiverSource VP - Core Bond Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (102.5%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (17.7%)
Federal Farm Credit Bank
  10-17-12                           4.50%          $695,000                $711,331
Federal Home Loan Bank
  02-13-08                           5.25            375,000                 375,343
  10-10-12                           4.63          1,195,000               1,228,819
Federal Home Loan Mtge Corp
  03-15-09                           5.75            120,000                 122,638
  03-15-31                           6.75            340,000                 426,035
  04-16-37                           6.00          1,130,000               1,163,151
Federal Natl Mtge Assn
  01-15-08                           4.63            800,000                 800,240
  06-15-10                           7.13            180,000                 194,739
  05-18-12                           4.88          1,220,000               1,266,067
  11-15-30                           6.63            635,000                 783,604
  07-15-37                           5.63            410,000                 456,170
U.S. Treasury
  11-30-09                           3.13          3,510,000               3,513,839
  02-15-10                           4.75            785,000                 812,107
  11-30-12                           3.38          1,070,000               1,066,406
  11-15-17                           4.25            660,000                 671,499
  02-15-26                           6.00          1,358,000               1,607,109
  02-15-37                           4.75            135,000                 141,286
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00          1,571,659(l)            1,623,452
                                                                     ---------------
Total                                                                     16,963,835
------------------------------------------------------------------------------------

ASSET-BACKED (2.8%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
  07-06-12                           5.49            175,000(e)              175,656
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.14            200,000(d,i)            198,687
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                           5.75             50,000                  51,066
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92             30,000                  28,949
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
  10-25-46                           5.69            150,000                 139,860
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.13             42,875(i)               40,505
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.03            250,000(i)              230,977
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78            225,000(d,e)            216,854

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
ASSET-BACKED (CONT.)
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15%           $15,371(e)              $15,334
MASTR Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
  01-25-36                           5.01            250,000(i)              246,952
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.88            200,000(g)               38,141
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88            300,000(g)               73,797
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90            150,000(g)               41,280
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57             90,000                  90,333
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                           6.31             40,000                  11,879
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66             25,000                   5,572
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01             35,000                   6,907
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           5.01            190,000(i)              185,873
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.05            350,000(i)              331,327
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45            100,000(d)              100,650
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
  10-12-12                           5.24            475,000(e)              480,690
                                                                     ---------------
Total                                                                      2,711,289
------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (12.6%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02             75,000                  74,842

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45%          $350,000                $347,879
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                           4.57            100,000                  99,432
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47            150,000                 151,212
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
  05-15-19                           5.25            117,225                 118,037
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68            225,000                 231,498
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15             24,417(d)               24,183
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                           5.43            100,000                  99,950
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                           5.89            350,000                 357,785
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.40             50,000                  50,139
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                           7.03            178,300                 182,111
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           4.85             50,000(d,i)             49,370
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                           6.01            350,000                 362,710
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           5.83            250,000(d,i)            245,752
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66            100,000                 102,725
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                           5.91            150,000                 154,245
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                           6.18            175,000                 181,190
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60             75,000                  73,367

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 174 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #387486
  07-01-15                           4.70%          $656,386                $652,749
Federal Natl Mtge Assn #555806
  10-01-13                           5.10            154,120                 157,120
Federal Natl Mtge Assn #735029
  09-01-13                           5.32            108,186                 110,733
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
  08-25-12                           4.72             88,881                  88,556
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77            100,000                  96,085
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77             87,963(d)               87,725
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                           5.25            100,000(d)              100,643
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88             50,000                  50,242
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44            600,000                 603,541
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96             75,000                  75,519
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55            125,000                 126,930
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.10            200,000(d,i)            183,090
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                           5.99            175,000                 180,197
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99            125,000                 103,950
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13             86,501                  85,411
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97             38,861                  38,464
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77            150,000                 147,707
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                           5.25            100,000                 101,218
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18             50,000                  49,620

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48%          $212,779                $211,367
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                           5.34            400,000                 394,952
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48            100,000                 101,125
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49            125,000                 126,279
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                           5.79            150,000                 154,228
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
  02-12-51                           5.90            275,000                 277,971
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                           6.20            125,000(d)              110,320
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42            450,000                 448,448
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                           4.56             60,000                  59,924
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97             50,000                  48,334
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93            175,000                 172,498
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           6.06            200,000                 206,866
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                           5.37            150,000                 149,590
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42            125,000                 124,822
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
  07-15-40                           5.86            175,000                 180,994
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
  09-15-45                           5.87            175,000                 179,508
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34             75,000                  74,541
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59             75,000                  73,764
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.80             75,000                  77,287

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
  06-11-49                           6.08%          $150,000                $156,521
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
  08-15-39                           6.10            250,000                 258,530
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08            325,000(d)              323,189
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94            340,000                 329,276
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09            100,000                  99,380
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                           5.56            800,000                 808,477
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                           5.58            100,000                 100,256
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77            325,000                 332,406
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73            100,000                 100,777
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31            250,000                 248,873
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
  11-15-48                           5.34            128,000                 126,472
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                           5.51             75,000                  75,179
                                                                     ---------------
Total                                                                     12,078,081
------------------------------------------------------------------------------------

MORTGAGE-BACKED (47.1%)(f,k)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69            134,213(h)              133,221
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.93            158,760(h)              159,957
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.19            174,534(h)              175,702
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                           5.03            273,114(h)              248,077


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  175

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
American Home Mtge Investment Trust
Collateralized Mtge Obligation
Series 2007-1 Cl GA1C
  05-25-47                           5.06%          $376,347(h)             $351,487
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75             57,243                  56,403
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00            446,988                 434,009
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.88            140,020(h)              141,192
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2007-3 Cl 1A2
  09-25-37                           6.00            245,701                 245,490
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
  06-25-47                           6.25            165,716(h)              166,442
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.10            150,000(d,h)            144,601
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                           6.00            390,621(h)              387,532
Citicorp Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-5 Cl 3A1
  08-25-35                           5.00            499,707                 471,644
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73            135,593(g)               22,052
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75             29,825                  29,387
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                           5.50          1,052,698               1,003,736
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50             97,019                  94,546
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50            100,362                  97,810

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50%          $192,859                $192,202
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50             72,685                  74,433
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50             69,072                  68,810
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00            168,275                 167,466
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00            189,020                 180,136
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                           6.00            336,875                 333,550
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00            299,924                 297,830
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
  02-25-37                           6.00            495,411                 492,625
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
  09-25-37                           6.50            582,851                 584,490
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                           5.37            459,063(i)              353,978
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB1 Cl 6A1
  03-25-35                           5.13            243,501(h)              238,559
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 17 Cl 4A1
  12-20-35                           5.62            419,149(h)              409,734
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00             98,208(d)              106,313
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36            309,629(h)              305,554

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                           6.50%          $483,203                $485,600
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
  06-25-47                           6.00            292,366(h)              286,951
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                          13.12            682,285(g)                5,117
Federal Home Loan Mtge Corp
  01-01-38                           6.00          1,600,000(b)            1,623,504
  01-01-38                           6.50            500,000(b)              513,906
Federal Home Loan Mtge Corp #1J0283
  02-01-37                           5.83            245,459(h)              249,444
Federal Home Loan Mtge Corp #1J1445
  01-01-37                           5.90            372,849(h)              378,157
Federal Home Loan Mtge Corp #B11452
  12-01-18                           6.00            129,560                 132,504
Federal Home Loan Mtge Corp #B11835
  01-01-19                           5.50            102,841                 104,262
Federal Home Loan Mtge Corp #B12280
  02-01-19                           5.50            120,486                 122,151
Federal Home Loan Mtge Corp #C46101
  08-01-29                           6.50            242,525                 251,393
Federal Home Loan Mtge Corp #C90613
  01-01-23                           5.00             46,929                  46,494
Federal Home Loan Mtge Corp #C90683
  06-01-23                           5.00             91,864                  91,014
Federal Home Loan Mtge Corp #C90767
  12-01-23                           6.00             39,385                  40,159
Federal Home Loan Mtge Corp #D96348
  10-01-23                           5.50            153,612                 154,433
Federal Home Loan Mtge Corp #G01410
  04-01-32                           7.00             72,488                  75,938
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00            513,959                 501,796
Federal Home Loan Mtge Corp #G03419
  07-01-37                           6.00            960,903                 975,252
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                           9.58            167,907(g)               14,711
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           8.64            109,435(g)               26,743
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2817 Cl SA
  06-15-32                          14.50            180,972(g,m)             10,886

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 176 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Series 2641 Cl KC
  01-15-18                           6.50%           $45,350                 $47,315
Federal Natl Mtge Assn
  01-01-23                           5.50            990,000(b)            1,002,684
  01-01-38                           5.50          1,375,000(b)            1,373,281
  01-01-38                           6.00          3,950,000(b)            4,011,698
  01-01-38                           6.50          2,000,000(b)            2,055,624
Federal Natl Mtge Assn #252440
  05-01-29                           7.00            118,294                 124,764
Federal Natl Mtge Assn #254560
  11-01-32                           5.00             18,937                  18,525
Federal Natl Mtge Assn #255364
  09-01-34                           6.00            464,463                 472,293
Federal Natl Mtge Assn #255788
  06-01-15                           5.50            259,421                 266,913
Federal Natl Mtge Assn #323715
  05-01-29                           6.00             66,027                  67,524
Federal Natl Mtge Assn #545869
  07-01-32                           6.50             98,226                 101,681
Federal Natl Mtge Assn #545874
  08-01-32                           6.50            119,640                 123,902
Federal Natl Mtge Assn #555340
  04-01-33                           5.50            127,202                 127,548
Federal Natl Mtge Assn #555528
  04-01-33                           6.00            387,491                 394,772
Federal Natl Mtge Assn #615135
  11-01-16                           6.00            147,014                 150,680
Federal Natl Mtge Assn #645569
  06-01-32                           7.00            253,354                 266,731
Federal Natl Mtge Assn #650009
  09-01-31                           7.50             16,196                  17,323
Federal Natl Mtge Assn #667604
  10-01-32                           5.50            167,428                 167,726
Federal Natl Mtge Assn #677089
  01-01-33                           5.50            148,026                 148,289
Federal Natl Mtge Assn #677695
  02-01-33                           6.50            261,823                 272,182
Federal Natl Mtge Assn #683116
  02-01-33                           6.00            254,856                 259,645
Federal Natl Mtge Assn #704610
  06-01-33                           5.50            149,893                 150,004
Federal Natl Mtge Assn #720378
  06-01-18                           4.50             53,840                  52,974
Federal Natl Mtge Assn #724867
  06-01-18                           5.00             87,969                  88,196
Federal Natl Mtge Assn #725232
  03-01-34                           5.00            366,416                 358,063
Federal Natl Mtge Assn #725284
  11-01-18                           7.00             21,435                  22,320
Federal Natl Mtge Assn #725424
  04-01-34                           5.50          1,877,906               1,879,298
Federal Natl Mtge Assn #725425
  04-01-34                           5.50            389,944                 390,428
Federal Natl Mtge Assn #725431
  08-01-15                           5.50             67,921                  68,862

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725719
  07-01-33                           4.85%           $70,683(h)              $70,687
Federal Natl Mtge Assn #725773
  09-01-34                           5.50            494,781                 494,808
Federal Natl Mtge Assn #735212
  12-01-34                           5.00            505,318                 493,602
Federal Natl Mtge Assn #735841
  11-01-19                           4.50            739,757                 727,574
Federal Natl Mtge Assn #743455
  10-01-18                           5.50            157,172                 159,553
Federal Natl Mtge Assn #743579
  11-01-33                           5.50             91,153                  91,221
Federal Natl Mtge Assn #745079
  12-01-20                           5.00            517,117                 517,624
Federal Natl Mtge Assn #745355
  03-01-36                           5.00          1,031,717               1,007,237
Federal Natl Mtge Assn #753074
  12-01-28                           5.50            122,248                 122,765
Federal Natl Mtge Assn #759330
  01-01-19                           6.50            106,139                 109,693
Federal Natl Mtge Assn #759342
  01-01-34                           6.50             81,449                  84,471
Federal Natl Mtge Assn #761031
  01-01-34                           5.00            164,498                 161,574
Federal Natl Mtge Assn #763754
  02-01-29                           5.50            125,289                 125,752
Federal Natl Mtge Assn #763798
  03-01-34                           5.50            216,215                 216,516
Federal Natl Mtge Assn #765760
  02-01-19                           5.00            135,957                 136,297
Federal Natl Mtge Assn #785506
  06-01-34                           5.00            640,055                 625,216
Federal Natl Mtge Assn #791447
  10-01-34                           6.00            289,009                 293,881
Federal Natl Mtge Assn #815264
  05-01-35                           5.22            261,128(h)              263,865
Federal Natl Mtge Assn #829227
  08-01-35                           6.00            425,989                 432,828
Federal Natl Mtge Assn #831870
  11-01-36                           6.50            687,313                 706,587
Federal Natl Mtge Assn #872916
  06-01-36                           6.50            245,365                 252,973
Federal Natl Mtge Assn #878661
  02-01-36                           5.50            360,534                 358,363
Federal Natl Mtge Assn #881629
  02-01-36                           5.50            356,486                 354,340
Federal Natl Mtge Assn #886291
  07-01-36                           7.00            158,932                 166,071
Federal Natl Mtge Assn #888414
  11-01-35                           5.00            456,621                 445,786
Federal Natl Mtge Assn #928860
  11-01-37                           8.00            399,208(b)              421,262
Federal Natl Mtge Assn #959716
  11-01-37                           7.00          1,199,162               1,247,424

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.91%          $399,371(g)              $85,405
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           8.59            456,682(g)              112,315
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
  05-25-37                           5.66            675,953(g)              166,242
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2005-92 CL SC
  10-25-35                           9.47            686,317(g,m)             66,518
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.31            100,933(h)               97,006
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.18            298,236(h)              263,182
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                           6.35            478,423(h)              480,275
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                           6.50            451,486                 462,806
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00             83,869                  83,398
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00             66,111                  66,358
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00             38,859                  38,838
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00             61,098                  59,746
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
  04-25-35                           5.50            300,000                 279,729


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  177

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Merrill Lynch Alternative Note Asset
Collateralized Mtge Obligation
Series 2007-OAR2 Cl A1
  04-25-37                           5.05%          $315,231(i)             $311,252
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                           6.00            492,537                 489,074
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00            132,018                 132,413
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50            198,782                 189,543
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50            190,556                 183,496
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29            103,449(h)              101,878
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
  07-25-45                           5.12              6,655(h)                6,648
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.94            112,213(h)              112,082
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2003-16 Cl 1A1
  12-25-18                           4.75            724,499                 699,109
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00            694,922                 667,973
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50            167,426                 166,222
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.02            106,955(h)              107,101
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11            234,621(h)              230,373
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
  08-25-37                           6.00            487,143                 489,715

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
  10-25-37                           6.00%          $246,894                $241,754
                                                                     ---------------
Total                                                                     45,219,049
------------------------------------------------------------------------------------

BANKING (2.0%)
Bank of America
 Sr Unsecured
  12-01-17                           5.75            190,000                 191,609
Citigroup
 Sr Unsecured
  02-14-11                           5.13            115,000                 115,643
JPMorgan Chase & Co
 Sr Nts
  01-15-18                           6.00            205,000                 209,684
JPMorgan Chase Bank
 Sub Nts
  10-01-17                           6.00            310,000                 315,277
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63            260,000                 236,062
Popular North America
 Sr Nts
  10-01-08                           3.88            845,000                 836,908
                                                                     ---------------
Total                                                                      1,905,183
------------------------------------------------------------------------------------

BROKERAGE (1.1%)
Goldman Sachs Group
 Sr Nts
  09-01-17                           6.25             40,000                  41,612
Lehman Brothers Holdings
 Sr Unsecured
  09-26-14                           6.20            575,000                 585,619
Merrill Lynch & Co
 Sr Unsecured
  08-28-17                           6.40             80,000                  81,277
Morgan Stanley
 Sr Unsecured
  12-28-17                           5.95            390,000                 389,722
                                                                     ---------------
Total                                                                      1,098,230
------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Clorox
 Sr Unsecured
  10-15-12                           5.45             80,000                  80,668
------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.3%)
General Electric
 Sr Unsecured
  12-06-17                           5.25            250,000                 249,480
Tyco Electronics Group
  10-01-12                           6.00             45,000(c,d)             46,114
                                                                     ---------------
Total                                                                        295,594
------------------------------------------------------------------------------------

ELECTRIC (2.9%)
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00             40,000                  39,092

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
ELECTRIC (CONT.)
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80%          $360,000(j)             $359,148
Duke Energy Carolinas LLC
 Sr Unsub Series D
  03-01-10                           7.38            260,000                 276,136
Entergy Gulf States
 1st Mtge
  06-01-08                           3.60            130,000(j)              129,013
Exelon Generation LLC
 Sr Unsecured
  01-15-14                           5.35             25,000                  24,330
  10-01-17                           6.20             70,000                  69,568
Exelon
 Sr Unsecured
  06-15-10                           4.45            365,000                 361,843
FirstEnergy
 Series B
  11-15-11                           6.45             60,000                  61,903
Florida Power
 1st Mtge
  03-01-13                           4.80             75,000                  73,864
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05            265,000(j)              249,063
Metropolitan Edison
 Secured
  03-15-10                           4.45             40,000                  39,974
Nevada Power
 Series M
  03-15-16                           5.95             10,000                   9,913
NiSource Finance
 Sr Nts
  03-01-13                           6.15            100,000                 103,087
Northern States Power
 Sr Nts
  08-01-09                           6.88            120,000                 123,792
Pacificorp
 1st Mtge
  10-15-37                           6.25             90,000                  94,835
Portland General Electric
  03-15-10                           7.88             70,000                  74,877
Potomac Electric Power
 Secured
  06-01-35                           5.40             75,000                  65,257
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88             70,000                  72,050
Sierra Pacific Power
 Series M
  05-15-16                           6.00            320,000                 317,198
Virginia Electric & Power
 Sr Unsecured
  11-30-12                           5.10            105,000                 105,451

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 178 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
ELECTRIC (CONT.)
Xcel Energy
Sr Nts
  07-01-08                           3.40%           $90,000                 $89,244
                                                                     ---------------
Total                                                                      2,739,638
------------------------------------------------------------------------------------

ENTERTAINMENT (0.2%)
Walt Disney
 Sr Unsecured
  12-01-12                           4.70            220,000                 220,770
------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.9%)
Anheuser-Busch Companies
 Sr Unsub
  01-15-18                           5.50             90,000                  91,879
Cadbury Schweppes US Finance
  10-01-08                           3.88            915,000(d)              909,456
ConAgra Foods
 Sr Unsecured
  09-15-11                           6.75            105,000                 110,408
Diageo Capital
  01-30-13                           5.20            100,000(c)              100,457
HJ Heinz
  12-01-08                           6.43            190,000(d)              193,430
Kellogg
 Sr Unsub
  12-03-12                           5.13            115,000                 116,170
Molson Coors Capital Finance
  09-22-10                           4.85            345,000(c)              346,823
                                                                     ---------------
Total                                                                      1,868,623
------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00             95,000                  93,609
------------------------------------------------------------------------------------

GAS PIPELINES (0.8%)
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                           7.75             90,000                  96,515
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80            315,000                 327,903
Northern Natural Gas
 Sr Unsecured
  02-15-37                           5.80             40,000(d)               38,838
Southern Natural Gas
  04-01-17                           5.90            265,000(d)              260,645
                                                                     ---------------
Total                                                                        723,901
------------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Baxter Intl
 Sr Unsub
  12-01-37                           6.25             85,000                  87,390
Cardinal Health
 Sr Unsecured
  06-15-12                           5.65            100,000(d)              103,365
                                                                     ---------------
Total                                                                        190,755
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

HEALTH CARE INSURANCE (0.5%)
Aetna
 Sr Unsecured
  12-15-37                           6.75%          $125,000                $125,704
Coventry Health Care
 Sr Unsecured
  08-15-14                           6.30             80,000                  81,876
UnitedHealth Group
  11-15-37                           6.63            220,000(d)              221,692
WellPoint
 Sr Unsub
  01-15-36                           5.85             55,000                  50,679
                                                                     ---------------
Total                                                                        479,951
------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.1%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95            275,000                 280,013
EnCana
  11-01-11                           6.30            205,000(c)              214,164
  02-01-38                           6.50             85,000(c)               87,780
EnCana
 Sr Nts
  10-15-13                           4.75             45,000(c)               43,416
XTO Energy
  01-31-15                           5.00             55,000                  52,948
XTO Energy
 Sr Unsecured
  02-01-14                           4.90            355,000                 348,838
  06-30-15                           5.30             35,000                  34,842
                                                                     ---------------
Total                                                                      1,062,001
------------------------------------------------------------------------------------

LIFE INSURANCE (0.7%)
Lincoln Natl
 Sr Unsecured
  10-09-37                           6.30             75,000                  71,931
Pricoa Global Funding 1
 Secured
  10-18-12                           5.40            155,000(d)              157,613
 Principal Life Income Funding
  Secured
  12-14-12                           5.30            135,000                 135,317
Prudential Financial
  12-01-37                           6.63            295,000                 294,207
                                                                     ---------------
Total                                                                        659,068
------------------------------------------------------------------------------------

MEDIA CABLE (0.8%)
Comcast
  03-15-11                           5.50            160,000                 161,736
  03-15-37                           6.45            420,000                 427,636
Comcast MO of Delaware LLC
  09-01-08                           9.00            200,000                 203,769
                                                                     ---------------
Total                                                                        793,141
------------------------------------------------------------------------------------

MEDIA NON CABLE (2.2%)
British Sky Broadcasting Group
  02-23-09                           6.88            425,000(c)              433,259

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MEDIA NON CABLE (CONT.)
News America
  12-15-35                           6.40%          $385,000                $389,484
  11-15-37                           6.65            150,000(d)              156,072
Reed Elsevier Capital
  08-01-11                           6.75            205,000                 215,250
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13            460,000                 453,576
Thomson
  02-01-08                           5.75            155,000(c)              155,177
Thomson
 Sr Unsecured
  08-15-09                           4.25             75,000(c)               74,922
  10-01-14                           5.70            250,000(c)              251,029
                                                                     ---------------
Total                                                                      2,128,769
------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Transocean
 Sr Unsecrued
  03-15-38                           6.80             65,000(c)               66,308
------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25            105,000                 102,440
------------------------------------------------------------------------------------

RAILROADS (0.7%)
Burlington Northern Santa Fe
  05-01-37                           6.15             50,000                  48,607
Canadian Pacific Railway
  05-15-37                           5.95             60,000(c)               54,092
CSX
  10-15-08                           6.25            130,000                 131,147
  03-15-12                           6.30            115,000                 117,747
CSX
 Sr Nts
  03-15-13                           5.75            245,000                 248,035
CSX
 Sr Unsecured
  11-01-09                           4.88             50,000                  49,802
                                                                     ---------------
Total                                                                        649,430
------------------------------------------------------------------------------------

REITS (0.2%)
Brandywine Operating Partnership LP
  05-01-17                           5.70            130,000                 120,427
ERP Operating LP
  06-15-17                           5.75            120,000                 114,643
                                                                     ---------------
Total                                                                        235,070
------------------------------------------------------------------------------------

RETAILERS (1.1%)
Home Depot
 Sr Unsecured
  03-01-11                           5.20             55,000                  54,713
  12-16-36                           5.88            220,000                 185,658
Kohl's
 Sr Unsecured
  12-15-17                           6.25            335,000                 336,588


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  179

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
RETAILERS (CONT.)
Macys Retail Holdings
  07-15-09                           4.80%          $455,000                $452,419
                                                                     ---------------
Total                                                                      1,029,378
------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.8%)
Erac USA Finance
  10-15-17                           6.38            530,000(d)              512,691
FedEx
  04-01-09                           3.50            225,000                 221,364
                                                                     ---------------
Total                                                                        734,055
------------------------------------------------------------------------------------

WIRELINES (4.4%)
AT&T
 Sr Unsecured
  09-15-09                           4.13             90,000                  89,428
  03-15-11                           6.25            300,000                 312,284
  01-15-38                           6.30            370,000                 377,733
Telecom Italia Capital
  11-15-13                           5.25            610,000(c)              602,881
Telefonica Europe
  09-15-10                           7.75            490,000(c)              524,473
TELUS
  06-01-11                           8.00          1,225,000(c)            1,327,250
Verizon New York
 Sr Unsecured Series A
  04-01-12                           6.88            585,000                 620,689

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
WIRELINES (CONT.)
Verizon Pennsylvania
 Sr Unsecured Series A
  11-15-11                           5.65%          $310,000                $319,526
                                                                     ---------------
Total                                                                      4,174,264
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $97,598,608)                                                      $98,303,100
------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.3%)
NAME OF
ISSUER AND
TITLE OF                           COUPON        PRINCIPAL
ISSUE                               RATE          AMOUNT                    VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%          $375,000                $325,628
------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $374,963)                                                            $325,628
------------------------------------------------------------------------------------

MONEY MARKET FUND (8.9%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   8,509,766(n)           $8,509,766
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,509,766)                                                        $8,509,766
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $106,483,337)(o)                                                 $107,138,494
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                 NUMBER OF                                          UNREALIZED
                                                                 CONTRACTS         NOTIONAL         EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                            LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                              12            $1,396,500       March 2008         $(22,096)
U.S. Treasury Note, 2-year                                          (5)            (1,051,250)      March 2008           (1,885)
U.S. Treasury Note, 5-year                                          (52)           (5,734,625)      March 2008           (2,564)
U.S. Treasury Note, 10-year                                         (6)              (680,344)      March 2008            1,862
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                  $(24,683)
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 180 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Core Bond Fund

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                           BUY/SELL      PAY/RECEIVE
    COUNTERPARTY                               REFERENCED ENTITY           PROTECTION    FIXED RATE     EXPIRATION DATE
    -------------------------------------------------------------------------------------------------------------------
    Goldman Sachs, LLP                   Home Depot                            Buy           .50%       March 20, 2011
    Goldman Sachs, LLP                   ConAgra Foods                         Buy           .18        Sept. 20, 2011
    Citibank                             Reed Elsevier Capital                 Buy           .26        Sept. 20, 2011
    Lehman Brothers Special Financing    Reed Elsevier Capital                 Buy           .18        Sept. 20, 2011
    Lehman Brothers Special Financing    EnCana                                Buy           .29          Nov. 1, 2011
    Goldman Sachs, LLP                   FirstEnergy                           Buy           .60         Dec. 20, 2011
    Lehman Brothers Special Financing    CSX                                   Buy           .43        March 20, 2012
    JP Morgan Chase Bank                 Cardinal Health                       Buy          .225         June 20, 2012
    Goldman Sachs, LLP                   CSX                                   Buy           .54         Dec. 20, 2012
    Deutsche Bank                        Goldman Sachs Group                   Buy           .70         Dec. 20, 2012
    Deutsche Bank                        Lehman Brothers Holdings             Sell          1.23         Dec. 20, 2012
    JP Morgan Chase Bank                 NiSource Finance Corporation          Buy           .55         Dec. 20, 2012
    Citibank                             Clorox                                Buy           .31         Dec. 20, 2012
    -------------------------------------------------------------------------------------------------------------------
    Total
    -------------------------------------------------------------------------------------------------------------------

                                       NOTIONAL
                                       PRINCIPAL    UNREALIZED      UNREALIZED
    COUNTERPARTY                        AMOUNT      APPRECIATION    DEPRECIATION
    -------------------------------------------------------------------------------------------------------------------
    Goldman Sachs, LLP                  $50,000          $358            $--
    Goldman Sachs, LLP                  105,000           184             --
    Citibank                             50,000            --            (30)
    Lehman Brothers Special Financing   155,000           343             --
    Lehman Brothers Special Financing   205,000         1,280             --
    Goldman Sachs, LLP                   60,000            --            (74)
    Lehman Brothers Special Financing   110,000           604             --
    JP Morgan Chase Bank                100,000           278             --
    Goldman Sachs, LLP                  105,000           652             --
    Deutsche Bank                       105,000            --           (136)
    Deutsche Bank                       105,000           107             --
    JP Morgan Chase Bank                100,000         1,009             --
    Citibank                             80,000           615             --
    -------------------------------------------------------------------------------------------------------------------
    Total                                              $5,430          $(240)
    -------------------------------------------------------------------------------------------------------------------

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                                         NOTIONAL
                                                                                                       EXPIRATION        PRINCIPAL
COUNTERPARTY                    FUND RECEIVES                             FUND PAYS                       DATE            AMOUNT
  --------------------------------------------------------------------------------------------------------------------------------
Citibank              Spread on Lehman Brothers Baa 8.5+      Absolute value of the spread             Jan. 1, 2008       $50,000
                      Commercial Mortgage-Backed              return amount, if such amount is
                      Securities Index plus 1.00% times       negative
                      notional amount plus spread return
                      amount, if such amount is positive
Citibank              Spread on Lehman Brothers Baa 8.5+      Absolute value of the spread             Jan. 1, 2008       200,000
                      Commercial Mortgage-Backed              return amount, if such amount is
                      Securities Index times notional         negative
                      amount plus spread return amount,
                      if such amount is positive
Wachovia              Total return on Lehman Brothers         Floating rate based on 1-month           Jan. 1, 2008       200,000
                      Baa 8.5+ Commercial                     LIBOR plus 1.10%
                      Mortgage-Backed Securities Index
Wachovia              Total return on Lehman Brothers         Floating rate based on 1-month          March 1, 2008       175,000
                      Baa 8.5+ Commercial                     LIBOR less 1.05%
                      Mortgage-Backed Securities Index
----------------------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------------------

                    UNREALIZED
COUNTERPARTY        DEPRECIATION
  --------------------------------------------------------------------------------------------------------------------------------
Citibank               $(1,533)
Citibank                (6,304)
Wachovia                (5,494)
Wachovia                (4,814)
----------------------------------------------------------------------------------------------------------------------------------
Total                 $(18,145)
----------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $11,008,436.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2007, the value of foreign securities represented 4.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $4,491,293 or 4.7% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance
MBIA   -- MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  181

RiverSource VP - Core Bond Fund

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2007.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(j) At Dec. 31, 2007, investments in securities included securities valued at $104,635 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(k) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Dec. 31, 2007:

                                                                PRINCIPAL      SETTLEMENT       PROCEEDS
SECURITY                                                         AMOUNT           DATE         RECEIVABLE       VALUE
-----------------------------------------------------------------------------------------------------------------------
Federal Natl Mtge Assn
  01-01-38 5.00%                                                $500,000        01-14-08        $483,203       $487,813

(l) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(m) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Dec. 31, 2007. At Dec. 31, 2007, the value of inverse floaters represented 0.1% of net assets.

(n)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(o) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $106,692,350 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $1,140,143
Unrealized depreciation                                                (693,999)
-------------------------------------------------------------------------------
Net unrealized appreciation                                            $446,144
-------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 182 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Bond Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (101.4%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
FOREIGN AGENCIES (0.1%)(c)
Pemex Project Funding Master Trust
  03-01-18                             5.75%      $1,560,000(d)             $1,556,100
  06-15-35                             6.63        2,218,000                 2,337,847
                                                                       ---------------
Total                                                                        3,893,947
--------------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (--%)(C)
Russian Federation
  03-31-30                             7.50        1,317,690(d)              1,498,872
--------------------------------------------------------------------------------------
SOVEREIGN (0.4%)(c)
Republic of Argentina
  09-12-13                             7.00        2,712,000                 2,379,780
Republic of Colombia
  01-27-17                             7.38          985,000                 1,066,263
  09-18-37                             7.38        1,160,000                 1,290,500
Republic of Indonesia
  10-12-35                             8.50          810,000(d)                946,688
Republic of Indonesia
 (Indonesian Rupiah)
  07-15-22                            10.25    20,345,000,000                2,107,209
Republic of Philippines
  01-14-31                             7.75        1,996,000                 2,302,885
Republic of Turkey
  09-26-16                             7.00          590,000                   623,925
  04-03-18                             6.75        1,857,000                 1,905,746
  03-17-36                             6.88        1,050,000                 1,031,625
Republic of Uruguay
  05-17-17                             9.25          876,000                 1,055,580
Republic of Venezuela
  10-08-14                             8.50          944,000                   910,960
  02-26-16                             5.75          946,000                   761,530
                                                                       ---------------
Total                                                                       16,382,691
--------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (12.0%)
Federal Farm Credit Bank
  10-10-08                             4.25        7,115,000                 7,118,529
  10-17-12                             4.50       17,155,000                17,558,108
Federal Home Loan Bank
  01-18-08                             4.63       17,110,000                17,109,041
  02-08-08                             4.63       11,985,000                11,987,162
  02-13-08                             5.25       22,300,000                22,320,413
  10-10-12                             4.63       30,500,000                31,363,150
Federal Home Loan Mtge Corp
  09-16-08                             5.00       27,900,000                28,040,728
  03-15-31                             6.75       20,575,000                25,781,401
  04-16-37                             6.00       48,570,000                49,994,898
Federal Natl Mtge Assn
  01-15-08                             4.63       36,450,000                36,460,932
  06-15-10                             7.13        2,350,000                 2,542,430
  05-18-12                             4.88       30,760,000                31,921,498
  11-19-12                             4.75       51,670,000                53,471,526
  11-15-30                             6.63        2,400,000                 2,961,653
  07-15-37                             5.63       17,920,000                19,937,971

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury
  11-30-12                             3.38%      $2,935,000                $2,925,141
  02-15-26                             6.00       74,495,000(g)             88,160,213
  02-15-37                             4.75        5,965,000                 6,242,742
U.S. Treasury Inflation-Indexed Bond
  01-15-14                             2.00       66,230,167(g,q)           68,412,778
                                                                       ---------------
Total                                                                      524,310,314
--------------------------------------------------------------------------------------

ASSET-BACKED (2.5%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
  07-06-12                             5.49        8,200,000(o)              8,230,750
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                             5.14        7,475,000(d,k)            7,425,929
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                             6.15        4,525,000(d)              4,532,006
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                             5.75        3,400,000                 3,472,454
Citibank Credit Card Issuance Trust
 Series 2003-A3 Cl A3
  03-10-10                             3.10          300,000                   299,118
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                             5.62        9,725,000(j)                530,316
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                             4.92        1,020,000                   984,266
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
  10-25-46                             5.69        6,625,000                 6,177,156
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                             5.13        1,352,938(k)              1,278,153
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                             5.03       10,000,000(k)              9,239,060
CPS Auto Trust Series 2007-C A3 (FSA)
  05-15-12                             5.43        8,099,948(d,o)            8,102,479
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                             5.78        6,775,000(d,o)            6,529,704
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                             2.85        1,500,000(d,o)            1,496,566
MASTR Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
  01-25-36                             5.01       10,841,000(k)             10,708,881

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
ASSET-BACKED (CONT.)
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                             5.89%      $6,200,000(j)             $1,182,365
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                             5.88       11,400,000(j)              2,804,286
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-4 Cl AIO
  02-27-12                             5.88       11,633,000(j)              2,826,819
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                             5.90        7,263,000(j)              1,998,778
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                             5.57        2,755,000                 2,765,194
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                             6.31        1,605,000                   476,628
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                             6.66        1,040,000                   231,790
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                             7.01        1,530,000                   301,920
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                             5.01        5,955,000(k)              5,825,663
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                             5.05       14,600,000(k)             13,821,089
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                             5.45        3,750,000(d)              3,774,375
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
  10-12-12                             5.24        2,645,000(o)              2,676,687
                                                                       ---------------
Total                                                                      107,692,432
--------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (13.1%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                             5.02        2,250,000                 2,245,256


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  183

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Banc of America Commercial Mtge
Series 2007-1 Cl A3
  01-15-49                             5.45%     $14,820,000               $14,730,189
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                             4.00          218,254                   213,862
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                             4.57        1,790,000                 1,779,828
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A2
  01-12-45                             5.33       10,000,000                10,044,100
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                             5.47        6,700,000                 6,754,136
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                             5.68       17,400,000                17,902,528
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                             4.15          976,670(d)                967,324
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                             5.43        3,741,000                 3,739,128
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                             5.89       14,850,000                15,180,317
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                             5.40        1,750,000                 1,754,876
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                             7.03        7,448,973                 7,608,195
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                             5.56        1,425,000(d,k)            1,407,056
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                             6.01       16,280,000                16,871,179
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                             5.83       11,250,000(d,k)           11,058,818
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                             5.66        6,700,000                 6,882,568
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                             5.91        7,400,000                 7,609,420
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                             6.18       11,825,000                12,243,250
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                             4.60        2,825,000                 2,763,480
CS First Boston Mtge Securities
 Series 2005-C5 Cl A4
  08-15-38                             5.10       22,885,000                22,240,350

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #385683
  02-01-13                             4.83%      $3,016,885                $3,044,374
Federal Natl Mtge Assn #387486
  07-01-15                             4.70        8,687,461                 8,639,336
Federal Natl Mtge Assn #555806
  10-01-13                             5.10          811,159                   826,944
Federal Natl Mtge Assn #735390
  03-01-16                             4.87        2,564,516                 2,584,032
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                             4.77        2,200,000                 2,113,872
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                             4.77        4,335,310(d)              4,323,581
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                             5.25        3,750,000(d)              3,774,129
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                             4.88        1,625,000                 1,632,851
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                             5.44       51,595,000                51,899,612
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                             4.96        3,000,000                 3,020,775
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                             5.55        5,000,000                 5,077,208
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                             6.10        8,450,000(d,k)            7,735,562
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                             5.99        7,000,000                 7,207,885
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                             5.99        5,350,000                 4,449,060
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
  07-12-37                             4.39        2,702,456                 2,668,162
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                             4.13        2,460,094                 2,429,080
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                             3.97        1,632,138                 1,615,467
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                             4.77        5,425,000                 5,342,063
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                             5.25        1,000,000                 1,012,183
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                             4.18        1,950,000                 1,935,198

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                             4.48%      $9,021,828                $8,961,938
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                             5.34       17,510,000                17,289,041
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                             5.48        5,675,000                 5,738,871
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                             5.49        4,425,000                 4,470,269
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                             5.79        7,100,000                 7,300,102
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
  02-12-51                             5.90       13,025,000                13,165,700
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                             6.20        5,575,000(d)              4,920,292
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                             5.42       20,550,000                20,479,125
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                             4.85        3,000,000                 3,004,538
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                             3.97        2,200,000                 2,126,696
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                             4.93        5,775,000                 5,692,418
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                             6.06        6,725,000                 6,955,857
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                             5.37        6,245,000                 6,227,917
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                             5.42        5,075,000                 5,067,791
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
  07-15-40                             5.86        8,225,000                 8,506,698
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
  09-15-45                             5.87        7,900,000                 8,103,488
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-AR8 Cl A1
  10-28-46                             6.25           38,260(d)                 38,224
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                             4.34        2,625,000                 2,608,922

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 184 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
Series 2004-HQ4 Cl A5
  04-14-40                             4.59%      $2,400,000                $2,360,448
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                             5.80        5,500,000                 5,667,681
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
  06-11-49                             6.08        7,250,000                 7,565,158
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
  08-15-39                             6.10       11,675,000                12,073,336
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                             5.08       12,800,000(d)             12,728,694
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                             4.94       22,900,000                22,177,739
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                             5.09        2,975,000                 2,956,555
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                             5.56       36,200,000                36,583,648
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                             5.58        3,850,000                 3,859,866
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                             5.77       15,931,000                16,294,048
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                             5.73        6,000,000                 6,046,601
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                             5.31       12,575,000                12,518,304
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
  11-15-48                             5.34        5,675,000                 5,607,247
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                             5.51        3,000,000                 3,007,169
                                                                       ---------------
Total                                                                      565,431,615
--------------------------------------------------------------------------------------

MORTGAGE-BACKED (48.8%)(f,p)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                             5.69        4,429,026(l)              4,396,296
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                             5.93        5,239,087(l)              5,278,589
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                             6.19        7,090,448(l)              7,137,889

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                             5.03%     $11,891,373(l)            $10,801,270
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
  05-25-47                             5.06       15,877,120(l)             14,828,350
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                             6.00        2,434,376                 2,393,089
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                             4.75        1,788,849                 1,762,576
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
  04-25-34                             6.00        4,463,199                 4,505,042
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                             6.00       26,685,192                25,910,358
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                             7.25          678,495(d)                474,946
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                             5.88        5,842,313(l)              5,891,213
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
  10-25-37                             6.00       19,135,251                18,907,369
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2007-3 Cl 1A2
  09-25-37                             6.00        6,800,028                 6,794,181
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
  06-25-47                             6.25        7,338,844(l)              7,370,989
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                             5.10        5,650,000(d,l)            5,446,619
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                             6.00       17,162,902(l)             17,027,188
Citicorp Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-5 Cl 3A1
  08-25-35                             5.00        9,432,160                 8,902,455

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                             7.73%      $6,824,855(j)             $1,109,926
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                             4.75        1,618,006                 1,594,242
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                             5.50       18,527,488                17,665,748
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
  05-25-35                             5.12        5,559,457(k)              5,512,582
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                             5.50        3,065,065                 2,986,950
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                             5.50        3,125,568                 3,046,072
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                             5.50        5,890,966                 5,870,902
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                             7.50        2,526,531                 2,587,270
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                             5.50        2,170,300                 2,162,070
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                             6.00        6,199,604                 6,169,800
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                             6.00        5,670,601                 5,404,091
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                             6.00       12,584,688                12,460,477
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                             6.00       16,153,042                16,040,293
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
  02-25-37                             6.00       20,019,119                19,906,512


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  185

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
Collateralized Mtge Obligation
Series 2007-22 Cl 2A16
  09-25-37                             6.50%     $24,285,451               $24,353,766
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
  11-25-37                             6.50       24,435,266                23,572,396
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
  06-25-47                             5.22       11,478,801(k)             10,664,519
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                             5.37       20,123,369(k)             15,516,885
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-27 Cl 2A1
  12-25-35                             5.50       16,772,664                16,242,804
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 17 Cl 4A1
  12-20-35                             5.62        6,706,379(l)              6,555,743
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                             7.00        3,185,109(d)              3,447,993
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                             5.36        4,082,162(l)              4,028,441
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB5 Cl 2A2
  09-20-36                             5.88        8,059,979(l)              8,101,649
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                             6.50       26,576,179                26,708,020
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
  06-25-47                             6.00       13,278,283(l)             13,032,348
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2003-29 Cl 8A1
  11-25-18                             6.00        1,695,817                 1,702,975
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  12-25-34                             6.00       15,537,303                15,091,302
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
  02-25-37                             4.96        6,465,146(k)              6,377,996

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR3 Cl 2A1
  06-25-37                             4.98%      $5,452,117(l)             $5,386,116
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                            13.12       20,573,499(j)                154,301
Federal Home Loan Mtge Corp
  01-01-38                             6.00       44,900,000(e)             45,559,581
  01-01-38                             6.50       52,000,000(e)             53,446,223
Federal Home Loan Mtge Corp #1G3723
  08-01-37                             6.23        4,662,220(l)              4,706,268
Federal Home Loan Mtge Corp #1J0283
  02-01-37                             5.83       10,326,318(l)             10,493,934
Federal Home Loan Mtge Corp #1J1445
  01-01-37                             5.90       18,854,511(l)             19,122,942
Federal Home Loan Mtge Corp #A27373
  10-01-34                             6.50          513,212                   528,943
Federal Home Loan Mtge Corp #B11452
  12-01-18                             6.00        1,272,145                 1,301,054
Federal Home Loan Mtge Corp #C00356
  08-01-24                             8.00           90,934                    97,397
Federal Home Loan Mtge Corp #C14412
  09-01-28                             6.00        1,196,906                 1,223,201
Federal Home Loan Mtge Corp #C53878
  12-01-30                             5.50          903,363                   905,744
Federal Home Loan Mtge Corp #C59161
  10-01-31                             6.00        2,569,635                 2,619,666
Federal Home Loan Mtge Corp #C79930
  06-01-33                             5.50        2,361,403                 2,360,727
Federal Home Loan Mtge Corp #C80198
  08-01-24                             8.00           53,590                    57,399
Federal Home Loan Mtge Corp #C80253
  01-01-25                             9.00           53,266                    57,802
Federal Home Loan Mtge Corp #C90767
  12-01-23                             6.00        3,505,269                 3,574,110
Federal Home Loan Mtge Corp #D95319
  03-01-22                             6.00          379,535                   387,464
Federal Home Loan Mtge Corp #D96300
  10-01-23                             5.50          315,007                   316,691
Federal Home Loan Mtge Corp #E01127
  02-01-17                             6.50        2,220,204                 2,299,127
Federal Home Loan Mtge Corp #E01419
  05-01-18                             5.50        1,267,845                 1,285,726
Federal Home Loan Mtge Corp #E98725
  08-01-18                             5.00        4,003,003                 4,013,453
Federal Home Loan Mtge Corp #E99684
  10-01-18                             5.00        3,375,710                 3,384,560
Federal Home Loan Mtge Corp #G01108
  04-01-30                             7.00        1,814,830                 1,907,824
Federal Home Loan Mtge Corp #G01427
  12-01-31                             6.50          588,453                   608,525
Federal Home Loan Mtge Corp #G01535
  04-01-33                             6.00          482,074                   492,543

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #G02757
  06-01-36                             5.00%     $30,837,565               $30,107,728
Federal Home Loan Mtge Corp #G03419
  07-01-37                             6.00       43,003,236                43,645,433
Federal Home Loan Mtge Corp #G30225
  02-01-23                             6.00        4,640,754                 4,737,707
Federal Home Loan Mtge Corp #H01089
  08-01-37                             6.00       39,914,362                40,175,151
Federal Home Loan Mtge Corp #H01724
  09-01-37                             6.00       17,241,495                17,345,887
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                             8.64        4,968,327(j)              1,214,135
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                            21.35          387,673(j)                  6,838
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                            31.80        1,198,259(j)                 18,995
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2817 Cl SA
  06-15-32                            14.50        7,830,042(j,u)              470,990
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1241 Cl K
  03-15-22                             7.00          519,488                   519,488
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                             5.50        4,558,651                 4,595,685
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                             6.50        1,655,262                 1,726,994
Federal Natl Mtge Assn
  01-01-23                             5.50        2,000,000(e)              2,025,624
  01-01-23                             6.00       11,000,000(e)             11,254,375
  01-01-38                             6.00      178,950,000(e)            181,745,198
  01-01-38                             7.00       44,000,000(e)             45,760,000
Federal Natl Mtge Assn #125032
  11-01-21                             8.00           22,100                    23,612
Federal Natl Mtge Assn #125474
  02-01-27                             7.50          561,579                   600,846
Federal Natl Mtge Assn #190353
  08-01-34                             5.00       11,101,857                10,844,464
Federal Natl Mtge Assn #190899
  04-01-23                             8.50          201,229                   213,565
Federal Natl Mtge Assn #190988
  06-01-24                             9.00          223,677                   239,865

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 186 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #253883
  08-01-16                             6.00%        $521,714                  $534,723
Federal Natl Mtge Assn #254224
  02-01-17                             7.00          769,521                   800,915
Federal Natl Mtge Assn #254560
  11-01-32                             5.00        2,783,844                 2,723,185
Federal Natl Mtge Assn #254675
  01-01-23                             6.50          135,872                   140,553
Federal Natl Mtge Assn #254916
  09-01-23                             5.50        3,744,840                 3,768,346
Federal Natl Mtge Assn #255788
  06-01-15                             5.50        4,072,818                 4,190,440
Federal Natl Mtge Assn #256171
  03-01-26                             6.00       20,400,701                20,776,151
Federal Natl Mtge Assn #256339
  07-01-36                             5.50       19,957,320                19,837,177
Federal Natl Mtge Assn #257016
  12-01-37                             7.00       43,872,092                45,637,777
Federal Natl Mtge Assn #303727
  02-01-11                             6.00           55,086                    55,972
Federal Natl Mtge Assn #442411
  11-01-28                             6.50        1,000,409                 1,036,920
Federal Natl Mtge Assn #445254
  12-01-13                             5.50        1,450,813                 1,470,922
Federal Natl Mtge Assn #446964
  10-01-28                             6.00        3,156,061                 3,227,616
Federal Natl Mtge Assn #450370
  01-01-29                             6.50        1,572,653                 1,630,048
Federal Natl Mtge Assn #484820
  04-01-14                             5.50            7,793                     7,901
Federal Natl Mtge Assn #50553
  04-01-22                             8.00           76,681                    81,994
Federal Natl Mtge Assn #510587
  08-01-29                             7.00          101,569                   107,124
Federal Natl Mtge Assn #545339
  11-01-31                             6.50           83,457                    86,948
Federal Natl Mtge Assn #545342
  04-01-13                             7.00          377,672                   380,608
Federal Natl Mtge Assn #545869
  07-01-32                             6.50        1,257,287                 1,301,518
Federal Natl Mtge Assn #545885
  08-01-32                             6.50        2,659,678                 2,786,837
Federal Natl Mtge Assn #545910
  08-01-17                             6.00        1,377,036                 1,413,194
Federal Natl Mtge Assn #555375
  04-01-33                             6.00        8,011,273                 8,185,503
Federal Natl Mtge Assn #555376
  04-01-18                             4.50          173,789                   170,995
Federal Natl Mtge Assn #555458
  05-01-33                             5.50       10,038,401                10,047,837
Federal Natl Mtge Assn #555528
  04-01-33                             6.00       21,873,386                22,284,363
Federal Natl Mtge Assn #555734
  07-01-23                             5.00        3,000,304                 2,961,100
Federal Natl Mtge Assn #555740
  08-01-18                             4.50        1,612,183                 1,592,031

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #576603
  03-01-15                             6.00%      $2,429,262                $2,486,884
Federal Natl Mtge Assn #606882
  10-01-31                             7.00          433,408                   456,759
Federal Natl Mtge Assn #609621
  11-01-31                             7.00        2,113,102                 2,226,950
Federal Natl Mtge Assn #617746
  08-01-32                             6.50          174,416                   180,313
Federal Natl Mtge Assn #626720
  01-01-17                             6.00          128,079                   131,273
Federal Natl Mtge Assn #630599
  05-01-32                             7.00        2,908,300                 3,061,850
Federal Natl Mtge Assn #634367
  03-01-17                             6.50          807,498                   833,115
Federal Natl Mtge Assn #646938
  06-01-32                             7.00        1,312,244                 1,381,527
Federal Natl Mtge Assn #647549
  08-01-17                             6.00        1,185,908                 1,215,699
Federal Natl Mtge Assn #650159
  10-01-32                             6.50        2,146,465                 2,232,646
Federal Natl Mtge Assn #652600
  02-01-18                             5.50        5,206,449                 5,285,167
Federal Natl Mtge Assn #667604
  10-01-32                             5.50        5,437,431                 5,447,111
Federal Natl Mtge Assn #667721
  03-01-33                             6.00        1,696,165                 1,729,863
Federal Natl Mtge Assn #667787
  02-01-18                             5.50          601,537                   610,477
Federal Natl Mtge Assn #669925
  09-01-17                             6.50        1,936,153                 2,008,667
Federal Natl Mtge Assn #670382
  09-01-32                             6.00        5,071,015                 5,166,294
Federal Natl Mtge Assn #670387
  08-01-32                             7.00          654,765                   690,541
Federal Natl Mtge Assn #672289
  12-01-17                             5.50          366,785                   372,529
Federal Natl Mtge Assn #678028
  09-01-17                             6.00          450,538                   461,856
Federal Natl Mtge Assn #683116
  02-01-33                             6.00          254,856                   259,645
Federal Natl Mtge Assn #684585
  02-01-33                             5.50          475,519                   476,516
Federal Natl Mtge Assn #684586
  03-01-33                             6.00        1,506,446                 1,536,733
Federal Natl Mtge Assn #684601
  03-01-33                             6.00        1,096,570                 1,121,339
Federal Natl Mtge Assn #687051
  01-01-33                             6.00        5,161,480                 5,231,839
Federal Natl Mtge Assn #687736
  02-01-33                             5.50        2,516,821                 2,518,688
Federal Natl Mtge Assn #688691
  03-01-33                             5.50          481,564                   481,921
Federal Natl Mtge Assn #689093
  07-01-28                             5.50        1,398,456                 1,404,367
Federal Natl Mtge Assn #694316
  03-01-18                             5.50        1,452,210                 1,474,492

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #694546
  03-01-33                             5.50%      $1,438,667                $1,439,734
Federal Natl Mtge Assn #694628
  04-01-33                             5.50        2,075,863                 2,081,501
Federal Natl Mtge Assn #694795
  04-01-33                             5.50        2,668,531                 2,675,783
Federal Natl Mtge Assn #694988
  03-01-33                             5.50        5,199,814                 5,210,675
Federal Natl Mtge Assn #695202
  03-01-33                             6.50        1,730,408                 1,786,788
Federal Natl Mtge Assn #705096
  06-01-18                             5.00          397,708                   398,742
Federal Natl Mtge Assn #709901
  06-01-18                             5.00        2,417,454                 2,423,721
Federal Natl Mtge Assn #711501
  05-01-33                             5.50        1,278,238                 1,281,802
Federal Natl Mtge Assn #720378
  06-01-18                             4.50        3,137,869                 3,087,421
Federal Natl Mtge Assn #723687
  08-01-28                             5.50        2,108,261                 2,117,172
Federal Natl Mtge Assn #725232
  03-01-34                             5.00       11,358,876                11,099,939
Federal Natl Mtge Assn #725284
  11-01-18                             7.00           68,592                    71,425
Federal Natl Mtge Assn #725424
  04-01-34                             5.50       42,676,048                42,707,693
Federal Natl Mtge Assn #725425
  04-01-34                             5.50       13,258,108                13,274,541
Federal Natl Mtge Assn #725684
  05-01-18                             6.00        4,196,472                 4,303,351
Federal Natl Mtge Assn #725719
  07-01-33                             4.85        3,004,029(l)              3,004,179
Federal Natl Mtge Assn #725773
  09-01-34                             5.50       16,483,274                16,484,184
Federal Natl Mtge Assn #725813
  12-01-33                             6.50        6,031,880                 6,228,410
Federal Natl Mtge Assn #726940
  08-01-23                             5.50           49,951                    50,498
Federal Natl Mtge Assn #730153
  08-01-33                             5.50          511,245                   511,624
Federal Natl Mtge Assn #730231
  08-01-23                             5.50        5,655,885                 5,691,385
Federal Natl Mtge Assn #731075
  07-01-18                             5.50          105,266                   106,839
Federal Natl Mtge Assn #731417
  09-01-18                             5.50        1,259,422                 1,278,532
Federal Natl Mtge Assn #732094
  08-01-18                             5.50           76,825                    78,014
Federal Natl Mtge Assn #735212
  12-01-34                             5.00       23,741,567                23,191,126
Federal Natl Mtge Assn #735224
  02-01-35                             5.50       38,105,467                38,133,723
Federal Natl Mtge Assn #735841
  11-01-19                             4.50        7,890,738                 7,760,793
Federal Natl Mtge Assn #742840
  10-01-18                             5.50        1,031,680                 1,047,392


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  187

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #743262
  10-01-18                             5.00%      $2,433,745                $2,440,177
Federal Natl Mtge Assn #743455
  10-01-18                             5.50        3,786,809                 3,844,193
Federal Natl Mtge Assn #745275
  02-01-36                             5.00       29,715,282                29,010,211
Federal Natl Mtge Assn #745278
  06-01-19                             4.50       14,930,741                14,690,700
Federal Natl Mtge Assn #745283
  01-01-36                             5.50       48,678,316                48,648,623
Federal Natl Mtge Assn #745355
  03-01-36                             5.00        7,974,311                 7,785,101
Federal Natl Mtge Assn #745392
  12-01-20                             4.50       38,263,525                37,633,401
Federal Natl Mtge Assn #745563
  08-01-34                             5.50       13,743,191                13,753,382
Federal Natl Mtge Assn #747584
  11-01-28                             5.50        3,538,640                 3,553,597
Federal Natl Mtge Assn #753919
  12-01-33                             4.94        2,975,023(l)              2,977,748
Federal Natl Mtge Assn #756844
  02-01-19                             5.00        1,926,512                 1,930,065
Federal Natl Mtge Assn #759342
  01-01-34                             6.50          635,298                   658,869
Federal Natl Mtge Assn #761031
  01-01-34                             5.00          438,661                   430,864
Federal Natl Mtge Assn #763703
  04-01-34                             5.50       23,554,451                23,555,752
Federal Natl Mtge Assn #765758
  02-01-19                             5.00        2,279,079                 2,284,776
Federal Natl Mtge Assn #765760
  02-01-19                             5.00          236,446                   237,037
Federal Natl Mtge Assn #776962
  04-01-29                             5.00        8,129,828                 7,985,327
Federal Natl Mtge Assn #776987
  04-01-29                             5.00          268,320                   263,550
Federal Natl Mtge Assn #779676
  06-01-34                             5.00       22,557,042                22,034,064
Federal Natl Mtge Assn #785738
  11-01-19                             5.00        8,401,086                 8,416,581
Federal Natl Mtge Assn #797232
  09-01-34                             5.50       14,861,957                14,862,778
Federal Natl Mtge Assn #811114
  02-01-35                             5.50       18,630,939                18,619,574
Federal Natl Mtge Assn #833731
  07-01-20                             5.00       14,227,320                14,241,277
Federal Natl Mtge Assn #837258
  09-01-35                             4.93        1,915,149(l)              1,925,950
Federal Natl Mtge Assn #878661
  02-01-36                             5.50       13,820,459                13,737,260
Federal Natl Mtge Assn #881629
  02-01-36                             5.50       10,271,542                10,209,707
Federal Natl Mtge Assn #883201
  07-01-36                             6.50        3,328,819                 3,441,897
Federal Natl Mtge Assn #885871
  06-01-36                             7.00        4,722,704                 4,927,517

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #886404
  08-01-36                             6.50%      $9,903,927               $10,181,659
Federal Natl Mtge Assn #886464
  08-01-36                             6.50        5,002,919                 5,143,214
Federal Natl Mtge Assn #887096
  07-01-36                             5.81       11,148,129(l)             11,240,875
Federal Natl Mtge Assn #887589
  07-01-36                             6.50        6,813,253                 7,044,666
Federal Natl Mtge Assn #888414
  11-01-35                             5.00        7,271,187                 7,098,659
Federal Natl Mtge Assn #928860
  11-01-37                             8.00        7,797,136(e)              8,227,898
Federal Natl Mtge Assn #940811
  07-01-37                             6.50       10,073,457                10,354,866
Federal Natl Mtge Assn #949090
  09-01-37                             6.50       14,202,833                14,488,816
Federal Natl Mtge Assn #950788
  10-01-37                             6.50       28,048,587                28,832,141
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                            21.22           15,536(j)                      2
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                            12.91       17,265,361(j)              3,692,185
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                            10.85        1,504,045(j)                259,618
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                             6.11        1,411,894(j)                199,477
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                             8.59       11,790,693(j)              2,899,774
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
  05-25-37                             5.66       30,417,890(j)              7,480,900
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2005-92 CL SC
  10-25-35                             9.47       29,078,183(j,u)            2,818,258
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                             8.00        1,292,137                 1,371,020

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn #604708
  10-15-33                             5.50%      $3,354,280                $3,380,486
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
  08-20-32                            15.24        2,574,120(j)                432,073
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                            41.84          464,768(j)                 33,130
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                             5.31        3,140,144(l)              3,017,952
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
  01-19-38                             5.06        9,333,455(l)              9,222,625
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                             5.18       10,997,979(l)              9,705,312
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                             4.50       43,727,103(j)                211,803
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
  12-25-35                             5.85        4,499,893(l)              4,425,465
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR35 Cl 2A2
  01-25-37                             4.97        6,112,277(l)              6,055,983
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                             6.35       13,515,461(l)             13,567,766
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-2N Cl A1
  02-27-46                             7.00          181,289(d)                180,949
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                             6.25          742,150(d)                734,750
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                             6.50       28,760,547                29,481,689
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                             5.00        2,825,065                 2,809,183

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 188 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
MASTR Alternative Loan Trust
Collateralized Mtge Obligation
Series 2004-7 Cl 8A1
  08-25-19                             5.00%      $1,999,743                $1,998,644
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                             5.00        2,810,493                 2,748,325
MASTR Asset Securitization Trust
 Collateralized Mtge Obligation
 Series 2004-10 Cl 1A1
  10-25-19                             4.50       14,410,513                14,104,289
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
  04-25-37                             5.05       12,946,980(k)             12,783,562
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                             6.00       23,641,763                23,475,561
Rali NIM
 Collateralized Mtge Obligation
 Series 2006-QO4 Cl N1
  04-25-46                             6.05           89,989(d)                 89,989
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                             6.00        3,734,224                 3,745,403
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                             5.93        6,917,281(l)              6,799,324
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                             5.50        9,795,955                 9,340,688
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                             7.10       19,455,984(j)                121,600
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                             4.50        2,032,598                 1,957,290
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                             5.29        7,055,228(l)              6,948,096
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
  07-25-45                             5.12          194,543(l)                194,351

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                             5.94%      $4,937,352(l)             $4,931,623
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
  02-25-46                             5.79        8,638,705(l)              8,404,596
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2003-16 Cl 1A1
  12-25-18                             4.75       19,147,480                18,476,441
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                             5.00       23,908,737                22,981,556
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
  12-25-35                             5.50       17,989,484                17,423,207
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                             5.50        6,574,236                 6,526,987
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                             6.02        4,706,026(l)              4,712,457
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                             5.11        8,595,675(l)              8,440,023
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
  08-25-37                             6.00       22,483,572                22,602,285
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
  10-25-37                             6.00        9,093,298                 8,903,973
                                                                       ---------------
Total                                                                    2,120,960,280
--------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
DRS Technologies
  11-01-13                             6.88        1,830,000                 1,820,850
L-3 Communications
  01-15-15                             5.88        1,880,000                 1,814,200
L-3 Communications
 Series B
  10-15-15                             6.38        2,080,000                 2,048,800
                                                                       ---------------
Total                                                                        5,683,850
--------------------------------------------------------------------------------------

BANKING (2.2%)
Bank of America
 Sr Unsecured
  12-01-17                             5.75        5,785,000                 5,833,999

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
BANKING (CONT.)
Bank of America
 Sub Nts
  03-15-17                             5.30%      $2,975,000                $2,892,819
Citigroup
 Sr Unsecured
  02-14-11                             5.13        5,240,000                 5,269,281
JPMorgan Chase & Co
 Sr Nts
  01-15-18                             6.00        6,340,000                 6,484,869
JPMorgan Chase Bank
 Sub Nts
  10-01-17                             6.00       16,830,000                17,116,463
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                             5.63       21,975,000                19,951,758
Popular North America
 Sr Nts
  10-01-08                             3.88       38,456,000                38,087,745
Regions Bank
 Sub Nts
  06-26-37                             6.45        1,805,000                 1,702,043
                                                                       ---------------
Total                                                                       97,338,977
--------------------------------------------------------------------------------------

BROKERAGE (1.2%)
Goldman Sachs Group
 Sr Nts
  09-01-17                             6.25        1,885,000                 1,960,966
Lehman Brothers Holdings
 Sr Unsecured
  09-26-14                             6.20       26,190,000                26,673,676
Merrill Lynch & Co
 Sr Unsecured
  08-28-17                             6.40        3,575,000                 3,632,050
Morgan Stanley
 Sr Nts
  11-02-12                             5.25        6,680,000                 6,677,776
Morgan Stanley
 Sr Unsecured
  12-28-17                             5.95       13,870,000                13,860,111
                                                                       ---------------
Total                                                                       52,804,579
--------------------------------------------------------------------------------------

CHEMICALS (0.2%)
NALCO
 Sr Unsecured
  11-15-11                             7.75        7,965,000                 8,064,563
NewMarket
  12-15-16                             7.13        2,375,000                 2,351,250
                                                                       ---------------
Total                                                                       10,415,813
--------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Clorox
 Sr Unsecured
  10-15-12                             5.45        3,720,000                 3,751,062
--------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  189

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

DIVERSIFIED MANUFACTURING (0.3%)
General Electric
 Sr Unsecured
  12-06-17                             5.25%     $11,425,000               $11,401,236
Tyco Electronics Group
  10-01-12                             6.00        2,135,000(c,d)            2,187,839
                                                                       ---------------
Total                                                                       13,589,075
--------------------------------------------------------------------------------------

ELECTRIC (2.9%)
Consumers Energy
 1st Mtge Series F
  05-15-10                             4.00        2,085,000                 2,037,691
Consumers Energy
 1st Mtge Series H
  02-17-09                             4.80       15,310,000                15,273,761
Duke Energy Carolinas LLC
 Sr Unsub Series D
  03-01-10                             7.38       11,675,000                12,399,562
Entergy Gulf States
 1st Mtge
  06-01-08                             3.60        5,755,000                 5,711,320
Exelon Generation LLC
 Sr Unsecured
  01-15-14                             5.35        2,300,000                 2,238,349
  10-01-17                             6.20        2,385,000                 2,370,282
Exelon
 Sr Unsecured
  06-15-10                             4.45       16,710,000                16,565,425
FirstEnergy
 Series B
  11-15-11                             6.45        2,725,000                 2,811,410
Florida Power
 1st Mtge
  03-01-13                             4.80        3,560,000                 3,506,066
Indiana Michigan Power
 Sr Nts
  03-15-37                             6.05       12,425,000                11,677,773
IPALCO Enterprises
 Secured
  11-14-08                             8.38          265,000                   269,638
  11-14-11                             8.63        1,765,000                 1,844,425
Majapahit Holding
  10-17-16                             7.75          620,000(c,d)              621,550
Metropolitan Edison
 Secured
  03-15-10                             4.45        1,915,000                 1,913,776
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                             8.56          107,689                   114,958
Nevada Power
 Series M
  03-15-16                             5.95        3,550,000                 3,519,271
NiSource Finance
 Sr Nts
  03-01-13                             6.15        4,640,000                 4,783,255
Northern States Power
 Sr Nts
  08-01-09                             6.88        5,240,000                 5,405,600

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
ELECTRIC (CONT.)
NRG Energy
  02-01-14                             7.25%        $870,000                  $848,250
  01-15-17                             7.38        1,035,000                 1,009,125
Pacificorp
 1st Mtge
  10-15-37                             6.25        3,900,000                 4,109,508
Portland General Electric
  03-15-10                             7.88        3,100,000                 3,315,977
Potomac Electric Power
 Secured
  06-01-35                             5.40        3,310,000                 2,880,005
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                             6.88        4,295,000                 4,420,762
Sierra Pacific Power
 Series M
  05-15-16                             6.00       11,540,000                11,438,967
Virginia Electric & Power
 Sr Unsecured
  11-30-12                             5.10        4,805,000                 4,825,652
Xcel Energy
 Sr Nts
  07-01-08                             3.40        1,395,000                 1,383,282
                                                                       ---------------
Total                                                                      127,295,640
--------------------------------------------------------------------------------------

ENTERTAINMENT (0.3%)
United Artists Theatre Circuit
 Pass-Through Ctfs
  07-01-15                             9.30        2,116,669(i)              2,159,002
Walt Disney
 Sr Unsecured
  12-01-12                             4.70        9,980,000                10,014,930
                                                                       ---------------
Total                                                                       12,173,932
--------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.0%)
Anheuser-Busch Companies
 Sr Unsub
  01-15-18                             5.50        4,030,000                 4,114,142
Cadbury Schweppes US Finance
  10-01-08                             3.88       41,375,000(d)             41,124,350
ConAgra Foods
 Sr Unsecured
  09-15-11                             6.75        4,620,000                 4,857,958
Constellation Brands
  12-15-14                             8.38          760,000                   769,500
Cott Beverages USA
  12-15-11                             8.00        3,250,000                 3,022,500
Diageo Capital
  01-30-13                             5.20        4,700,000(c)              4,721,456
HJ Heinz
  12-01-08                             6.43        8,595,000(d)              8,750,140
Kellogg
 Sr Unsub
  12-03-12                             5.13        5,290,000                 5,343,799
Molson Coors Capital Finance
  09-22-10                             4.85       15,870,000(c)             15,953,873
                                                                       ---------------
Total                                                                       88,657,718
--------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                             8.00%        $380,000                  $385,700
--------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                             4.00        4,130,000                 4,069,520
--------------------------------------------------------------------------------------

GAS PIPELINES (1.0%)
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                             7.75        3,990,000                 4,278,824
Colorado Interstate Gas
 Sr Nts
  11-15-15                             6.80       19,375,000                20,168,619
Kinder Morgan Energy Partners LP
 Sr Unsecured
  03-15-11                             6.75        2,900,000                 3,042,257
Northern Natural Gas
 Sr Unsecured
  02-15-37                             5.80        1,995,000(d)              1,937,039
Northwest Pipeline
 Sr Unsecured
  04-15-17                             5.95        1,800,000                 1,761,750
Southern Natural Gas
  04-01-17                             5.90        7,485,000(d)              7,361,999
Southern Star Central
 Sr Nts
  03-01-16                             6.75        1,750,000(m)              1,675,625
Transcontinental Gas Pipe Line
 Series B
  08-15-11                             7.00          910,000                   954,363
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                             6.40        3,776,000                 3,875,120
                                                                       ---------------
Total                                                                       45,055,596
--------------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Baxter Intl
 Sr Unsub
  12-01-37                             6.25        4,140,000                 4,256,417
Cardinal Health
 Sr Unsecured
  06-15-12                             5.65        4,710,000(d)              4,868,472
Omnicare
  12-15-13                             6.75        2,180,000                 2,049,200
  12-15-15                             6.88          375,000                   348,750
                                                                       ---------------
Total                                                                       11,522,839
--------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.5%)
Aetna
 Sr Unsecured
  12-15-37                             6.75        5,960,000                 5,993,555
Coventry Health Care
 Sr Unsecured
  08-15-14                             6.30        4,145,000                 4,242,200
UnitedHealth Group
  11-15-37                             6.63        9,760,000(d)              9,835,054

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 190 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
HEALTH CARE INSURANCE (CONT.)
WellPoint
Sr Unsub
  01-15-36                             5.85%      $2,685,000                $2,474,056
                                                                       ---------------
Total                                                                       22,544,865
--------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.2%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                             5.95       12,485,000                12,712,602
Chesapeake Energy
  07-15-13                             7.63          400,000                   412,000
  01-15-16                             6.63        2,884,000                 2,819,110
Denbury Resources
  04-01-13                             7.50          265,000                   267,650
Denbury Resources
 Sr Sub Nts
  12-15-15                             7.50          220,000                   221,925
EnCana
  11-01-11                             6.30        9,260,000(c)              9,673,931
  02-01-38                             6.50        3,830,000(c)              3,955,279
EnCana
 Sr Nts
  10-15-13                             4.75        1,895,000(c)              1,828,315
Range Resources
  03-15-15                             6.38          795,000                   775,125
  05-15-16                             7.50          160,000                   163,200
TNK-BP Finance
  03-13-18                             7.88          705,000(c,d)              709,265
XTO Energy
  01-31-15                             5.00        2,395,000                 2,305,633
XTO Energy
 Sr Unsecured
  02-01-14                             4.90       15,820,000                15,545,365
  06-30-15                             5.30        1,895,000                 1,886,452
                                                                       ---------------
Total                                                                       53,275,852
--------------------------------------------------------------------------------------

LIFE INSURANCE (0.7%)
Lincoln Natl
 Sr Unsecured
  10-09-37                             6.30        3,710,000                 3,558,187
Pricoa Global Funding 1
 Secured
  10-18-12                             5.40        7,100,000(d)              7,219,706
 Principal Life Income Funding
  Secured
  12-14-12                             5.30        6,500,000                 6,515,269
Prudential Financial
  12-01-37                             6.63       13,715,000                13,678,106
                                                                       ---------------
Total                                                                       30,971,268
--------------------------------------------------------------------------------------

MEDIA CABLE (1.0%)
Comcast
  03-15-11                             5.50        7,730,000                 7,813,871
  03-15-37                             6.45       18,485,000                18,821,075
Comcast MO of Delaware LLC
  09-01-08                             9.00       12,500,000                12,735,550

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MEDIA CABLE (CONT.)
CSC Holdings
 Sr Nts Series B
  07-15-09                             8.13%      $3,077,000                $3,127,001
Quebecor Media
 Sr Unsecured
  03-15-16                             7.75          450,000(c,d)              433,125
Videotron Ltee
  01-15-14                             6.88        1,590,000(c)              1,556,213
                                                                       ---------------
Total                                                                       44,486,835
--------------------------------------------------------------------------------------

MEDIA NON CABLE (2.4%)
British Sky Broadcasting Group
  02-23-09                             6.88       19,417,000(c)             19,794,350
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                             8.50          335,000                   339,606
EchoStar DBS
  10-01-13                             7.00          285,000                   287,850
  10-01-14                             6.63          820,000                   815,900
  02-01-16                             7.13        1,125,000                 1,147,500
News America
  12-15-35                             6.40       17,340,000                17,541,942
  11-15-37                             6.65        6,925,000(d)              7,205,324
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                             8.75        2,951,000(d)              3,035,841
Reed Elsevier Capital
  08-01-11                             6.75        9,420,000                 9,891,000
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                             6.88          428,000                   383,060
RH Donnelley
 Sr Nts
  10-15-17                             8.88        1,495,000(d)              1,390,350
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                             6.13       20,500,000                20,213,718
Thomson
  02-01-08                             5.75        7,685,000(c)              7,693,764
Thomson
 Sr Unsecured
  08-15-09                             4.25        3,325,000(c)              3,321,532
  10-01-14                             5.70       11,385,000(c)             11,431,872
                                                                       ---------------
Total                                                                      104,493,609
--------------------------------------------------------------------------------------

METALS (0.1%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25        3,120,000(m)              3,307,200
--------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

OIL FIELD SERVICES (0.1%)
Gaz Capital for Gazprom
 Sr Nts
  11-22-16                             6.21%        $600,000(c,d)             $579,000
Transocean
 Sr Unsecrued
  03-15-38                             6.80        2,960,000(c)              3,019,585
                                                                       ---------------
Total                                                                        3,598,585
--------------------------------------------------------------------------------------

OTHER INDUSTRY (0.1%)
Baldor Electric
  02-15-17                             8.63        2,160,000                 2,224,800
--------------------------------------------------------------------------------------

PACKAGING (0.2%)
Crown Americas LLC/Capital
  11-15-13                             7.63        1,156,000(m)              1,182,010
  11-15-15                             7.75        3,020,000                 3,110,600
Owens-Brockway Glass Container
  05-15-13                             8.25        5,075,000                 5,265,313
                                                                       ---------------
Total                                                                        9,557,923
--------------------------------------------------------------------------------------

PAPER (0.1%)
Cascades
 Sr Nts
  02-15-13                             7.25        1,150,000(c)              1,078,125
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00        2,930,000                 2,831,113
                                                                       ---------------
Total                                                                        3,909,238
--------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Travelers Companies
 Sr Unsecured
  06-15-37                             6.25        4,705,000                 4,590,292
--------------------------------------------------------------------------------------

RAILROADS (0.7%)
Burlington Northern Santa Fe
  05-01-37                             6.15        2,250,000                 2,187,308
Canadian Pacific Railway
  05-15-37                             5.95        2,675,000(c)              2,411,611
CSX
  10-15-08                             6.25        6,918,000                 6,979,031
  03-15-12                             6.30        5,260,000                 5,385,630
CSX
 Sr Nts
  03-15-13                             5.75       11,160,000                11,298,295
CSX
 Sr Unsecured
  11-01-09                             4.88        2,260,000                 2,251,028
                                                                       ---------------
Total                                                                       30,512,903
--------------------------------------------------------------------------------------

REITS (0.2%)
Brandywine Operating Partnership LP
  05-01-17                             5.70        5,690,000                 5,270,972
ERP Operating LP
  06-15-17                             5.75        5,295,000                 5,058,631
                                                                       ---------------
Total                                                                       10,329,603
--------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  191

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

RETAILERS (1.1%)
Home Depot
 Sr Unsecured
  03-01-11                             5.20%      $2,510,000                $2,496,900
  12-16-36                             5.88        9,860,000                 8,320,864
Kohl's
 Sr Unsecured
  12-15-17                             6.25       15,100,000                15,171,589
Macys Retail Holdings
  07-15-09                             4.80       20,781,000                20,663,089
                                                                       ---------------
Total                                                                       46,652,442
--------------------------------------------------------------------------------------

TECHNOLOGY (--%)
Communications & Power Inds
  02-01-12                             8.00          235,000                   235,000
--------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.8%)
Erac USA Finance
  10-15-17                             6.38       24,165,000(d)             23,375,771
FedEx
  04-01-09                             3.50       10,160,000                 9,995,835
Hertz
  01-01-14                             8.88        2,645,000                 2,681,369
                                                                       ---------------
Total                                                                       36,052,975
--------------------------------------------------------------------------------------

WIRELINES (4.4%)
AT&T
 Sr Unsecured
  09-15-09                             4.13        2,755,000                 2,737,481
  03-15-11                             6.25       14,443,000                15,034,383
  01-15-38                             6.30       16,660,000                17,008,194
Telecom Italia Capital
  11-15-13                             5.25       27,932,000(c)             27,606,034
Telefonica Europe
  09-15-10                             7.75       22,225,000(c)             23,788,595
TELUS
  06-01-11                             8.00       55,506,000(c)             60,139,030
Verizon New York
 Sr Unsecured Series A
  04-01-12                             6.88       27,720,000                29,411,114
Verizon Pennsylvania
 Sr Unsecured Series A
  11-15-11                             5.65       12,273,000                12,650,149
Windstream
  08-01-16                             8.63        4,300,000                 4,515,000
  03-15-19                             7.00          535,000                   509,588
                                                                       ---------------
Total                                                                      193,399,568
--------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $4,379,679,471)                                                  $4,413,057,410
--------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.4%)
NAME OF
ISSUER AND
TITLE OF                           COUPON        PRINCIPAL
ISSUE                               RATE          AMOUNT                      VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
Revenue Bonds
 Series 2007A-1
  06-01-46                             6.71%     $17,935,000               $15,573,678
--------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $17,837,630)                                                        $15,573,678
--------------------------------------------------------------------------------------

SENIOR LOANS (2.0%)(n)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                      VALUE(A)
CHEMICALS (0.1%)
Celanese
 Term Loan
  04-06-14                        5.23-6.98%      $3,405,486(c)             $3,287,724
--------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
Jarden
 Tranche B3 Term Loan
  01-21-12                             7.33        9,461,288                 9,201,102
--------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
Aramark
 Letter of Credit
  01-26-14                             5.20          284,441                   269,864
Aramark
 Term Loan
  01-20-14                             7.20        3,979,817                 3,781,662
Pinnacle Foods Holding
 Term Loan
  04-02-14                        7.59-7.95        2,681,525                 2,515,270
                                                                       ---------------
Total                                                                        6,566,796
--------------------------------------------------------------------------------------

HEALTH CARE (0.6%)
Community Health Systems
 Delayed Draw Term Loan
  TBD                                   TBD          536,427(e,r,s)            515,919
Community Health Systems
 Term Loan
  07-25-14                             7.33        7,999,466                 7,693,647
HCA
 Tranche B Term Loan
  01-21-13                             7.08       10,934,288                10,505,445
Vanguard Health Systems
 Term Loan
  09-23-11                             7.10        4,733,138                 4,555,645
                                                                       ---------------
Total                                                                       23,270,656
--------------------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Asurion
 1st Lien Term Loan
  07-03-14                             7.88        2,896,000                 2,787,400
--------------------------------------------------------------------------------------

MEDIA CABLE (0.2%)
Charter Communications
 Term Loan
  03-06-13                             6.99        7,430,000                 6,930,629

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                      VALUE(A)
MEDIA CABLE (CONT.)
Univision
 Delayed Draw Term Loan
  TBD                                   TBD          $48,125(e,r,s)            $43,794
Univision
 Term Loan
  09-23-14                        7.10-7.21%       1,385,993                 1,261,254
                                                                       ---------------
Total                                                                        8,235,677
--------------------------------------------------------------------------------------

MEDIA NON CABLE (0.3%)
Idearc
 Tranche B Term Loan
  11-17-14                        6.83-7.20        7,785,389                 7,399,078
Nielsen Finance
 Term Loan
  08-09-13                        7.15-7.49        5,692,484(c)              5,404,330
                                                                       ---------------
Total                                                                       12,803,408
--------------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Dresser
 Tranche B
 1st Lien Term Loan
  05-04-14                        7.35-7.45        2,121,369                 2,039,697
--------------------------------------------------------------------------------------

PAPER (0.1%)
Domtar
 Term Loan
  03-07-14                             6.40        1,447,219(c)              1,386,161
Georgia Pacific
 Tranche B Term Loan
  12-20-12                        6.83-6.95        3,989,848                 3,797,577
TBD                                     TBD          992,898(e,r)              945,050
                                                                       ---------------
Total                                                                        6,128,788
--------------------------------------------------------------------------------------

RETAILERS (--%)
Neiman Marcus Group
 Term Loan
  04-06-13                        6.90-7.00        1,663,235                 1,596,872
--------------------------------------------------------------------------------------

TECHNOLOGY (0.1%)
Flextronics Intl Tranche A1A
 Delayed Draw Term Loan
TBD                                     TBD          916,501(r)                893,588
Flextronics Intl
 Term Loan
  10-01-14                             7.39        3,189,423                 3,109,688
West Corp
 Tranche B2 Term Loan
  10-24-13                        7.22-7.47        2,479,997                 2,357,560
                                                                       ---------------
Total                                                                        6,360,836
--------------------------------------------------------------------------------------

WIRELINES (0.1%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.49        3,500,000                 3,364,375
--------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $88,730,660)                                                        $85,643,331
--------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 192 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

COMMON STOCKS (--%)
ISSUER                                              SHARES                      VALUE(A)
PAPER & FOREST PRODUCTS
Crown Paper Escrow                                   3,450,000(b)                     $3
----------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $--)                                                                           $3
----------------------------------------------------------------------------------------

MONEY MARKET FUND (5.6%)(H)
                                               SHARES                         VALUE(A)
RiverSource Short-Term
 Cash Fund                                       243,599,414(t)           $243,599,414
--------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $243,599,414)                                                      $243,599,414
--------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $4,729,847,175)(v)                                               $4,757,873,836
======================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                               NUMBER OF                                             UNREALIZED
                                                               CONTRACTS          NOTIONAL         EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                          LONG/(SHORT)      MARKET VALUE          DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                             700           $81,462,500      March 2008       $(1,226,373)
U.S. Treasury Note, 2-year                                          321            67,490,250      March 2008          (156,231)
U.S. Treasury Note, 5-year                                       (1,647)         (181,633,219)     March 2008           176,882
U.S. Treasury Note, 10-year                                        (856)          (97,062,379)     March 2008           207,640
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                 $(998,082)
---------------------------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                             REFERENCED                 BUY/SELL    PAY/RECEIVE     EXPIRATION
COUNTERPARTY                                                   ENTITY                  PROTECTION   FIXED RATE         DATE
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing                      Kinder Morgan Energy Partners      Buy           .41%      March 20, 2011
Goldman Sachs, LLP                                                        Home Depot      Buy           .50       March 20, 2011
Lehman Brothers Special Financing                              Reed Elsevier Capital      Buy           .18       Sept. 20, 2011
Goldman Sachs, LLP                                                     ConAgra Foods      Buy           .18       Sept. 20, 2011
Citibank                                                       Reed Elsevier Capital      Buy           .26       Sept. 20, 2011
Lehman Brothers Special Financing                                             EnCana      Buy           .29         Nov. 1, 2011
Goldman Sachs, LLP                                                       FirstEnergy      Buy           .60        Dec. 20, 2011
Lehman Brothers Special Financing                                                CSX      Buy           .43       March 20, 2012
JP Morgan Chase Bank                                                 Cardinal Health      Buy          .225        June 20, 2012
Goldman Sachs, LLP                                                               CSX      Buy           .54        Dec. 20, 2012
Deutsche Bank                                                    Goldman Sachs Group      Buy           .70        Dec. 20, 2012
Deutsche Bank                                               Lehman Brothers Holdings     Sell          1.23        Dec. 20, 2012
JP Morgan Chase Bank                                                NiSource Finance      Buy           .55        Dec. 20, 2012
Citibank                                                                      Clorox      Buy           .31        Dec. 20, 2012
--------------------------------------------------------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------------------------------------------------------

                                                NOTIONAL
                                               PRINCIPAL     UNREALIZED     UNREALIZED
COUNTERPARTY                                     AMOUNT     APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing              $2,900,000          $--        $(3,943)
Goldman Sachs, LLP                              2,340,000       16,753             --
Lehman Brothers Special Financing               7,040,000       15,577             --
Goldman Sachs, LLP                              4,620,000        8,078             --
Citibank                                        2,380,000           --         (1,414)
Lehman Brothers Special Financing               9,260,000       57,811             --
Goldman Sachs, LLP                              2,725,000           --         (3,360)
Lehman Brothers Special Financing               5,115,000       28,106             --
JP Morgan Chase Bank                            4,710,000       13,087             --
Goldman Sachs, LLP                              4,770,000       29,620             --
Deutsche Bank                                   4,830,000           --         (6,278)
Deutsche Bank                                   4,830,000        4,930             --
JP Morgan Chase Bank                            4,640,000       46,813             --
Citibank                                        3,720,000       28,614             --
---------------------------------------------
Total                                                         $249,389       $(14,995)
---------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  193

RiverSource VP - Diversified Bond Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

COUNTERPARTY                                                      FUND RECEIVES                       FUND PAYS
----------------------------------------------------------------------------------------------------------------------
Citibank                                                Spread on Lehman Brothers Baa 8.5+       Absolute value of the
                                                                Commercial Mortgage-Backed       spread return amount,
                                                         Securities Index plus 1.00% times           if such amount is
                                                        notional amount plus spread return                    negative
                                                        amount, if such amount is positive
Wachovia                                               Total return on Lehman Brothers Baa      Floating rate based on
                                                           8.5+ Commercial Mortgage-Backed          1-month LIBOR plus
                                                                          Securities Index                       1.10%
Citibank                                                Spread on Lehman Brothers Baa 8.5+       Absolute value of the
                                                                Commercial Mortgage-Backed       spread return amount,
                                                           Securities Index times notional           if such amount is
                                                         amount plus spread return amount,                    negative
                                                                if such amount is positive
Wachovia                                               Total return on Lehman Brothers Baa      Floating rate based on
                                                           8.5+ Commercial Mortgage-Backed          1-month LIBOR less
                                                                          Securities Index                       1.05%
----------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------

                                                                       NOTIONAL
                                                    EXPIRATION        PRINCIPAL        UNREALIZED
COUNTERPARTY                                           DATE             AMOUNT        DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Citibank                                            Jan. 1, 2008      $2,800,000        $(85,845)
Wachovia                                            Jan. 1, 2008       8,650,000        (237,595)
Citibank                                            Jan. 1, 2008       8,700,000        (274,226)
Wachovia                                           March 1, 2008       7,800,000        (214,572)
-------------------------------------------------
Total                                                                                  $(812,238)
-------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2007

                                                      CURRENCY TO BE         CURRENCY TO BE         UNREALIZED        UNREALIZED
EXCHANGE DATE                                            DELIVERED              RECEIVED           APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Jan. 9, 2008                                            2,299,748,000              20,907,750        $269,322               $--
                                                         Japanese Yen             U.S. Dollar
Jan. 9, 2008                                               49,863,000                 436,724              --           (10,757)
                                                         Japanese Yen             U.S. Dollar
Jan. 9, 2008                                               27,614,000                 246,659              --            (1,154)
                                                         Japanese Yen             U.S. Dollar
Jan. 9, 2008                                               26,547,000                 238,449             210                --
                                                         Japanese Yen             U.S. Dollar
Jan. 9, 2008                                               14,412,000                 127,626              --            (1,711)
                                                         Japanese Yen             U.S. Dollar
Jan. 9, 2008                                               47,799,600               8,580,661              --          (216,077)
                                                      Norwegian Krone             U.S. Dollar
Jan. 9, 2008                                               22,601,000               4,161,572           1,318                --
                                                      Norwegian Krone             U.S. Dollar
Jan. 9, 2008                                               55,704,000               8,617,974              --              (800)
                                                        Swedish Krone             U.S. Dollar
Jan. 9, 2008                                               12,700,237              14,409,000              --           (74,794)
                                                          U.S. Dollar       Australian Dollar
Jan. 9, 2008                                                8,691,606               9,900,000              --           (14,254)
                                                          U.S. Dollar       Australian Dollar
Jan. 9, 2008                                                   28,000                  24,714              --              (180)
                                                          U.S. Dollar       Australian Dollar
Jan. 9, 2008                                                  326,704                 374,000           1,002                --
                                                          U.S. Dollar       Australian Dollar
Jan. 9, 2008                                                3,723,447               1,803,000              --          (142,677)
                                                          U.S. Dollar           British Pound
Jan. 9, 2008                                                8,582,603               4,262,000              --          (118,235)
                                                          U.S. Dollar           British Pound
Jan. 9, 2008                                                  654,043                 331,000           3,326                --
                                                          U.S. Dollar           British Pound
Jan. 9, 2008                                                  128,381                  63,000              --            (3,263)
                                                          U.S. Dollar           British Pound

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 194 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

                                                      CURRENCY TO BE         CURRENCY TO BE         UNREALIZED        UNREALIZED
EXCHANGE DATE                                            DELIVERED              RECEIVED           APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Jan. 9, 2008                                                   77,689                  38,000              --            (2,221)
                                                          U.S. Dollar           British Pound
Jan. 9, 2008                                                8,632,058              11,223,000              --           (32,434)
                                                          U.S. Dollar      New Zealand Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                $275,178         $(618,557)
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2007, the value of foreign securities represented 5.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $213,826,470 or 4.9% of net assets.

(e) At Dec. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $349,788,919.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(h) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.5% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 4.1% of net assets.

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES               COST
----------------------------------------------------------------------------------------------
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs 2015                                   12-08-95           $2,116,669

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2007.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(l) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(m) At Dec. 31, 2007, investments in securities included securities valued at $2,541,810 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance
MBIA   -- MBIA Insurance Corporation

(p) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Dec. 31, 2007:

                                                                PRINCIPAL     SETTLEMENT     PROCEEDS
SECURITY                                                          AMOUNT         DATE       RECEIVABLE      VALUE
--------------------------------------------------------------------------------------------------------------------
Federal Natl MtgeAssn
  01-01-38 5.00%                                                $8,000,000      01-14-08    $7,731,250    $7,805,000
  01-01-38 5.50                                                 64,000,000      01-14-08    63,580,000    63,920,000

(q) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(r) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

--------------------------------------------------------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT  195

RiverSource VP - Diversified Bond Fund

(s) At Dec. 31, 2007, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health Systems                                              $536,427
Univision                                                               48,125
-------------------------------------------------------------------------------
Total                                                                 $584,552
-------------------------------------------------------------------------------

(t)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(u) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Dec. 31, 2007. At Dec. 31, 2007, the value of inverse floaters represented 0.1% of net assets.

(v) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $4,732,415,154 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $60,779,194
Unrealized depreciation                                              (35,320,512)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $25,458,682
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 196 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Equity Income Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (99.0%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (1.2%)
Goodrich                                             300,026             $21,184,836
Honeywell Intl                                       481,077              29,619,911
                                                                     ---------------
Total                                                                     50,804,747
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.4%)
United Parcel Service Cl B                           249,309              17,631,132
------------------------------------------------------------------------------------

AIRLINES (1.1%)
AMR                                                  564,379(b)            7,918,237
Continental Airlines Cl B                            196,926(b)            4,381,604
Delta Air Lines                                      444,387(b)            6,616,922
Northwest Airlines                                   604,098(b)            8,765,462
UAL                                                  186,981(b)            6,667,742
US Airways Group                                     587,136(b)            8,636,771
                                                                     ---------------
Total                                                                     42,986,738
------------------------------------------------------------------------------------

AUTOMOBILES (1.6%)
Ford Motor                                         6,501,050(b)           43,752,066
General Motors                                       910,586              22,664,486
                                                                     ---------------
Total                                                                     66,416,552
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Genentech                                            134,529(b)            9,022,860
------------------------------------------------------------------------------------

CHEMICALS (3.0%)
Air Products & Chemicals                             155,855              15,371,979
Dow Chemical                                       1,239,209              48,849,619
EI du Pont de Nemours & Co                         1,283,644              56,595,863
                                                                     ---------------
Total                                                                    120,817,461
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
US Bancorp                                           374,700              11,892,978
Wachovia                                             360,982              13,728,146
Wells Fargo & Co                                     294,886               8,902,608
                                                                     ---------------
Total                                                                     34,523,732
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Waste Management                                     452,114              14,770,564
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
Telefonaktiebolaget LM Ericsson ADR                  382,366(c)            8,928,246
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.7%)
Hewlett-Packard                                    1,064,158              53,718,696
IBM                                                  511,588              55,302,663
                                                                     ---------------
Total                                                                    109,021,359
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Fluor                                                174,985              25,498,814
Insituform Technologies Cl A                         155,497(b)            2,301,356
                                                                     ---------------
Total                                                                     27,800,170
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CONSUMER FINANCE (--%)
Discover Financial Services                           71,205              $1,073,771
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.7%)
Bank of America                                    2,251,193              92,884,224
Citigroup                                          2,423,153              71,337,624
JPMorgan Chase & Co                                  633,053              27,632,763
                                                                     ---------------
Total                                                                    191,854,611
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (8.7%)
AT&T                                               4,043,647             168,053,969
BT Group                                           4,691,255(c)           25,287,625
Deutsche Telekom ADR                               3,039,217(c)           65,859,832
Telefonos de Mexico ADR Series L                   1,180,801(c)           43,500,709
Verizon Communications                             1,153,162              50,381,648
                                                                     ---------------
Total                                                                    353,083,783
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.4%)
Duke Energy                                          510,751              10,301,848
Edison Intl                                          207,379              11,067,817
Exelon                                               328,782              26,841,762
FirstEnergy                                          345,170              24,969,598
FPL Group                                            603,907              40,932,817
Southern                                             595,547              23,077,446
                                                                     ---------------
Total                                                                    137,191,288
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.1%)
ABB ADR                                            1,374,029(c)           39,572,035
Hubbell Cl B                                         124,380               6,418,008
                                                                     ---------------
Total                                                                     45,990,043
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.6%)
Baker Hughes                                         612,670              49,687,537
BJ Services                                          401,469               9,739,638
Halliburton                                        1,715,328              65,028,085
Schlumberger                                         515,095              50,669,895
Tenaris ADR                                          204,265(c)            9,136,773
Transocean                                           298,022(b)           42,661,849
                                                                     ---------------
Total                                                                    226,923,777
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Wal-Mart Stores                                      451,208              21,445,916
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Kraft Foods Cl A                                     640,846              20,910,805
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
CIGNA                                                315,148              16,932,902
Health Net                                           239,996(b)           11,591,807
Humana                                               253,733(b)           19,108,632
                                                                     ---------------
Total                                                                     47,633,341
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Royal Caribbean Cruises                              445,379              18,901,885
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOUSEHOLD DURABLES (0.4%)
Whirlpool                                            193,563             $15,800,548
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (5.6%)
3M                                                   468,337              39,490,176
General Electric                                   3,824,478             141,773,399
McDermott Intl                                       766,331(b)           45,236,519
                                                                     ---------------
Total                                                                    226,500,094
------------------------------------------------------------------------------------

INSURANCE (14.6%)
ACE                                                1,332,015(c)           82,291,887
Allstate                                             654,657              34,192,735
American Intl Group                                  585,854              34,155,288
Aon                                                  709,865              33,853,462
Axis Capital Holdings                                609,452(c)           23,750,344
Endurance Specialty Holdings                         660,542(c)           27,564,418
Everest Re Group                                      96,200(c)            9,658,480
Lincoln Natl                                         415,179              24,171,721
Loews                                              1,307,687              65,828,964
Marsh & McLennan Companies                         1,876,217              49,663,464
Montpelier Re Holdings                             1,002,065(c)           17,045,126
PartnerRe                                            179,619(c)           14,823,956
RenaissanceRe Holdings                               374,895(c)           22,583,675
Safeco                                               332,594              18,518,834
Travelers Companies                                1,575,423              84,757,757
XL Capital Cl A                                    1,096,263(c)           55,152,992
                                                                     ---------------
Total                                                                    598,013,103
------------------------------------------------------------------------------------

IT SERVICES (0.2%)
Computer Sciences                                    188,416(b)            9,320,940
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Eastman Kodak                                        736,904              16,116,090
------------------------------------------------------------------------------------

MACHINERY (9.0%)
Caterpillar                                        1,521,228             110,380,304
Deere & Co                                           870,468              81,057,980
Eaton                                                525,080              50,906,506
Illinois Tool Works                                  593,842              31,794,301
Ingersoll-Rand Cl A                                1,098,218(c)           51,034,190
Parker Hannifin                                      534,134              40,225,632
                                                                     ---------------
Total                                                                    365,398,913
------------------------------------------------------------------------------------

MEDIA (0.3%)
Idearc                                               142,165               2,496,417
RH Donnelley                                         249,714(b)            9,109,567
                                                                     ---------------
Total                                                                     11,605,984
------------------------------------------------------------------------------------

METALS & MINING (0.4%)
Alcoa                                                484,274              17,700,215
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Macy's                                               323,640               8,372,567
------------------------------------------------------------------------------------

                             See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  197

RiverSource VP - Diversified Equity Income Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MULTI-UTILITIES (0.8%)
Dominion Resources                                   443,433             $21,040,896
NiSource                                             719,356              13,588,635
                                                                     ---------------
Total                                                                     34,629,531
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.6%)
Anadarko Petroleum                                   261,669              17,189,037
Apache                                               196,856              21,169,894
BP ADR                                               694,929(c)           50,847,955
Chevron                                              916,261              85,514,620
ConocoPhillips                                       868,460              76,685,018
Devon Energy                                          87,799               7,806,209
EnCana                                               173,392(c)           11,783,720
Marathon Oil                                         956,222              58,195,671
Petroleo Brasileiro ADR                              485,164(c)           55,910,299
Pioneer Natural Resources                            272,114              13,290,048
Spectra Energy                                       301,368               7,781,322
Total ADR                                            307,293(c)           25,382,402
                                                                     ---------------
Total                                                                    431,556,195
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.5%)
Intl Paper                                         1,225,334              39,676,315
Weyerhaeuser                                         287,143              21,173,925
                                                                     ---------------
Total                                                                     60,850,240
------------------------------------------------------------------------------------

PHARMACEUTICALS (5.6%)
Abbott Laboratories                                  473,405              26,581,691
Bristol-Myers Squibb                                 735,659              19,509,677
Eli Lilly & Co                                       373,278              19,929,312
Johnson & Johnson                                    585,003              39,019,700
Merck & Co                                           957,802              55,657,873
Pfizer                                             1,714,519              38,971,017
Schering-Plough                                      270,640               7,209,850
Wyeth                                                533,187              23,561,534
                                                                     ---------------
Total                                                                    230,440,654
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ROAD & RAIL (0.3%)
Burlington Northern Santa Fe                          78,950              $6,571,009
Union Pacific                                         56,864               7,143,255
                                                                     ---------------
Total                                                                     13,714,264
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Intel                                              3,568,326              95,131,571
STMicroelectronics                                 1,200,637(c)           17,169,109
Taiwan Semiconductor Mfg ADR                       2,639,810(c)           26,292,508
                                                                     ---------------
Total                                                                    138,593,188
------------------------------------------------------------------------------------

SOFTWARE (1.6%)
Microsoft                                          1,817,700              64,710,120
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.0%)
Fannie Mae                                           986,152              39,426,357
------------------------------------------------------------------------------------

TOBACCO (3.9%)
Altria Group                                         926,049              69,990,783
Loews-Carolina Group                               1,031,290(d)           87,969,037
                                                                     ---------------
Total                                                                    157,959,820
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Sprint Nextel                                      2,105,556              27,645,950
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,508,794,797)                                                $4,036,087,554
------------------------------------------------------------------------------------

PREFERRED STOCKS (0.2%)
ISSUER                                            SHARES                    VALUE(A)
PHARMACEUTICALS
Schering-Plough 6.00%
 Cv                                                   40,000              $9,727,600
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $10,000,000)                                                       $9,727,600
------------------------------------------------------------------------------------

BONDS (0.4%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

WIRELINES
Qwest Communications Intl
 Cv
  11-15-25                          3.50%        $11,148,000             $14,951,252
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $11,148,000)                                                      $14,951,252
------------------------------------------------------------------------------------

MONEY MARKET FUND (1.5%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  62,780,613(e)          $62,780,613
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $62,780,613)                                                      $62,780,613
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,592,723,410)(f)                                             $4,123,547,019
====================================================================================

INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2007

                                                                  CURRENCY TO BE          CURRENCY TO BE          UNREALIZED
EXCHANGE DATE                                                        DELIVERED               RECEIVED            DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Jan. 3, 2008                                                              268,725               134,682            $(1,206)
                                                                      U.S. Dollar         British Pound

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 16.8% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(f) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $3,605,980,753 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $749,027,600
Unrealized depreciation                                              (231,461,334)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $517,566,266
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 198 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  199

PORTFOLIO OF INVESTMENTS

RiverSource VP - Emerging Markets Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (95.4%)(c)
ISSUER                                            SHARES                    VALUE(A)
ARGENTINA (--%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telecom Argentina ADR                                     14(b)                 $312
------------------------------------------------------------------------------------

BRAZIL (19.5%)
COMMERCIAL BANKS (1.1%)
Banco Daycoval                                       216,100               2,073,441
Banco do Brasil                                      469,200               8,026,832
                                                                     ---------------
Total                                                                     10,100,273
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Positivo Informatica                                 260,493               6,375,262
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Bolsa de Mercadorias e Futuros (BM&F)                369,607               5,199,873
Bradespar                                            382,600              10,248,599
                                                                     ---------------
Total                                                                     15,448,472
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
Cyrela Brazil Realty                                 953,800              12,989,285
Rossi Residencial                                    177,600               4,547,440
                                                                     ---------------
Total                                                                     17,536,725
------------------------------------------------------------------------------------

IT SERVICES (1.3%)
Redecard                                             766,700              12,425,976
------------------------------------------------------------------------------------

METALS & MINING (4.6%)
Companhia Sidrurgica Nacional ADR                     99,947               8,952,253
Companhia Vale do Rio Doce ADR                     1,094,262              35,749,539
                                                                     ---------------
Total                                                                     44,701,792
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.4%)
Petroleo Brasileiro ADR                              525,655              60,576,482
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Aracruz Celulose ADR                                  91,870               6,830,535
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
Even Construtora e Incorporadora                     645,600(b)            6,139,921
Multiplan Empreendimentos Imobiliarios               572,814(b)            6,830,573
                                                                     ---------------
Total                                                                     12,970,494
------------------------------------------------------------------------------------

CHINA (5.7%)
AUTO COMPONENTS (0.6%)
Minth Group                                        3,654,000               5,361,825
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
China Construction Bank Series H                  25,582,000              21,424,352
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
CHINA (CONT.)

OIL, GAS & CONSUMABLE FUELS (2.9%)
China Shenhua Energy Series H                        827,000              $4,871,921
CNOOC                                             13,785,000              23,151,332
                                                                     ---------------
Total                                                                     28,023,253
------------------------------------------------------------------------------------

CZECH REPUBLIC (0.9%)
ELECTRIC UTILITIES
CEZ                                                  120,000               8,937,514
------------------------------------------------------------------------------------

EGYPT (1.4%)

CONSTRUCTION & ENGINEERING
Orascom Construction Inds                            133,441              13,720,702
------------------------------------------------------------------------------------

HONG KONG (7.5%)
CAPITAL MARKETS (0.3%)
REXCAPITAL Financial Holdings                     14,200,000(b)            2,684,601
------------------------------------------------------------------------------------

MARINE (0.4%)
Pacific Basin Shipping                             2,487,000               3,946,429
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
China Grand Forestry Resources Group              24,386,000(b)            5,095,651
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (3.1%)
Agile Property Holdings                            3,632,000               6,520,674
Cheung Kong Holdings                                 514,000               9,390,984
China Overseas Land & Investment                   4,064,000               8,323,443
Sino Land                                          1,456,000               5,098,873
                                                                     ---------------
Total                                                                     29,333,974
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Prime Success Intl Group                           5,267,066               3,880,489
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
China Mobile                                       1,572,000              27,377,002
------------------------------------------------------------------------------------

INDIA (5.6%)
COMMERCIAL BANKS (1.1%)
ICICI Bank ADR                                       174,855              10,753,583
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.1%)
Bharat Heavy Electricals                             168,130              10,943,352
------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Steel Authority of India                           1,028,988               7,348,393
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.4%)
Reliance Inds                                        193,871              14,107,102
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INDIA (CONT.)

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Bharti Airtel                                        443,695(b)          $11,099,357
------------------------------------------------------------------------------------

INDONESIA (1.4%)
GAS UTILITIES (0.8%)
Perusahaan Gas Negara                              4,941,500               7,952,583
------------------------------------------------------------------------------------

METALS & MINING (0.6%)
Intl Nickel Indonesia                                554,000               5,595,719
------------------------------------------------------------------------------------

ISRAEL (1.1%)

CHEMICALS
Israel Chemicals                                     818,245              10,388,316
------------------------------------------------------------------------------------

MALAYSIA (3.4%)
COMMERCIAL BANKS (0.4%)
Bumiputra-Commerce Holdings                        1,188,400               3,914,227
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.3%)
KNM Group                                          5,403,200              12,440,158
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
IOI                                                4,313,300              10,040,005
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Genting Group                                      2,710,300               6,422,249
------------------------------------------------------------------------------------

MEXICO (9.1%)
CONSTRUCTION MATERIALS (0.5%)
CEMEX ADR                                            182,388(b)            4,714,730
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.9%)
Corporacion GEO Series B                           1,650,100(b)            4,750,405
Desarrolladora Homex ADR                             125,197(b)            6,190,992
Urbi Desarrollos Urbanos                           2,136,800(b)            7,385,772
                                                                     ---------------
Total                                                                     18,327,169
------------------------------------------------------------------------------------

MEDIA (0.7%)
Grupo Televisa ADR                                   283,962               6,749,777
------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Grupo Mexico Series B                              1,522,200               9,573,848
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (5.0%)
America Movil ADR Series L                           778,654              47,801,570
------------------------------------------------------------------------------------

NORWAY (0.3%)
FOOD PRODUCTS
Copeinca                                             315,200(b)            2,813,975
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 200 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Emerging Markets Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAKISTAN (0.5%)
COMMERCIAL BANKS
United Bank GDR                                      443,400(b,d)         $4,978,173
------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.2%)

REAL ESTATE MANAGEMENT & DEVELOPMENT
Filinvest Land                                    52,415,000(b)            1,705,590
------------------------------------------------------------------------------------

RUSSIA (17.7%)
COMMERCIAL BANKS (2.8%)
Sberbank Cl S                                      6,483,360              27,312,003
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Eurasia Drilling GDR                                 388,870(b)           10,596,707
TMK Cl S                                                   3                      34
                                                                     ---------------
Total                                                                     10,596,741
------------------------------------------------------------------------------------

METALS & MINING (2.4%)
Mechel ADR                                            57,961               5,630,332
MMC Norilsk Nickel ADR                                24,700               6,545,500
Novolipetsk Steel GDR                                256,644(d)           10,458,055
                                                                     ---------------
Total                                                                     22,633,887
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.6%)
Sibirskiy Cement                                      30,681               5,369,175
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.0%)
Gazprom ADR                                          725,025              41,108,918
LUKOIL ADR                                           197,492              16,688,074
                                                                     ---------------
Total                                                                     57,796,992
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
Pharmstandard Cl S                                   112,951(b)            8,104,234
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.0%)
Mobile Telesystems ADR                               197,864              20,140,577
Vimpel-Communications ADR                            438,154              18,227,206
                                                                     ---------------
Total                                                                     38,367,783
------------------------------------------------------------------------------------

SINGAPORE (1.0%)
FOOD PRODUCTS (0.3%)
China Fishery Group                                2,613,000               3,326,244
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SINGAPORE (CONT.)

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Keppel Land                                        1,335,000              $6,690,035
------------------------------------------------------------------------------------

SOUTH AFRICA (6.4%)
CONSTRUCTION & ENGINEERING (1.0%)
Aveng                                              1,092,205               9,655,476
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
Murray & Roberts Holdings                            567,301               8,417,747
------------------------------------------------------------------------------------

METALS & MINING (3.2%)
Anglo Platinum                                        68,537              10,109,244
Impala Platinum Holdings                             293,487              10,196,916
Kumba Iron Ore                                       272,903              11,429,977
                                                                     ---------------
Total                                                                     31,736,137
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
MTN Group                                            650,011              12,173,336
------------------------------------------------------------------------------------

SOUTH KOREA (7.7%)
COMMERCIAL BANKS (1.2%)
Shinhan Financial Group                              194,991              11,063,781
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.0%)
Daelim Industrial                                     53,393              10,098,481
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Infopia                                              100,353(b)            6,468,644
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.0%)
NHN                                                   23,737(b)            5,661,757
SK Communications                                    128,256(b)            4,395,916
                                                                     ---------------
Total                                                                     10,057,673
------------------------------------------------------------------------------------

MACHINERY (2.2%)
Doosan Infracore                                     355,830              11,203,189
Hyundai Heavy Inds                                    20,832               9,712,395
                                                                     ---------------
Total                                                                     20,915,584
------------------------------------------------------------------------------------

METALS & MINING (0.6%)
POSCO ADR                                             35,627               5,358,657
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SOUTH KOREA (CONT.)

PHARMACEUTICALS (1.0%)
Yuhan                                                 46,165              $9,966,482
------------------------------------------------------------------------------------

TAIWAN (3.8%)
COMPUTERS & PERIPHERALS (2.2%)
Asustek Computer                                   3,130,833               9,318,533
Foxconn Technology                                   724,000               5,816,702
High Tech Computer                                   318,000               5,824,886
                                                                     ---------------
Total                                                                     20,960,121
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
Delta Electronics                                  1,420,250               4,810,426
Hon Hai Precision Industry                           969,873               5,979,360
Tripod Technology                                  1,235,480               4,427,554
                                                                     ---------------
Total                                                                     15,217,340
------------------------------------------------------------------------------------

TURKEY (1.2%)
WIRELESS TELECOMMUNICATION SERVICES
Turkcell                                           1,036,086              11,433,213
------------------------------------------------------------------------------------

UNITED KINGDOM (1.0%)

METALS & MINING
Hochschild Mining                                  1,124,536               9,739,491
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $737,845,253)                                                    $917,881,248
------------------------------------------------------------------------------------
MONEY MARKET FUND (3.9%)

                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 37,324,664(e)          $37,324,664
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $37,324,664)                                                     $37,324,664
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $775,169,917)(f)                                                $955,205,912
===================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Novolipetsk Steel GDR                                           06-06-07 thru 09-21-07         $7,253,770
United Bank GDR                                                 06-25-07 thru 07-24-07          5,739,138

(e)  Affiliated Money Market Fund - See Note 7 to the financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  201

RiverSource VP - Emerging Markets Fund

(f) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $782,023,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $187,396,877
Unrealized depreciation                                               (14,214,028)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $173,182,849
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 202 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Fundamental Value Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (96.2%)
ISSUER                                            SHARES                    VALUE(A)
AIR FREIGHT & LOGISTICS (0.5%)
Toll Holdings                                         89,743(c)             $894,425
United Parcel Service Cl B                            48,250               3,412,240
                                                                     ---------------
Total                                                                      4,306,665
------------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Harley-Davidson                                      183,720               8,581,561
------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Diageo ADR                                           127,350(c)           10,930,451
Heineken Holding                                     141,666(c)            8,026,023
                                                                     ---------------
Total                                                                     18,956,474
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
Bank of New York Mellon                              215,900              10,527,283
E*TRADE Financial                                     41,800(b)              148,390
Merrill Lynch Private Investment Public
 Equity                                              219,800(f,g)         10,265,012
Morgan Stanley                                        67,750               3,598,203
State Street                                          21,480               1,744,176
                                                                     ---------------
Total                                                                     26,283,064
------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.8%)
Commerce Bancorp                                      98,810               3,768,613
HSBC Holdings ADR                                     67,435(c)            5,644,984
Wachovia                                             321,028              12,208,695
Wells Fargo & Co                                     537,010              16,212,332
                                                                     ---------------
Total                                                                     37,834,624
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Dell                                                 329,080(b)            8,065,750
Hewlett-Packard                                      115,570               5,833,974
                                                                     ---------------
Total                                                                     13,899,724
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.3%)
Martin Marietta Materials                             42,960               5,696,496
Vulcan Materials                                      60,230               4,763,591
                                                                     ---------------
Total                                                                     10,460,087
------------------------------------------------------------------------------------

CONSUMER FINANCE (4.2%)
American Express                                     618,390              32,168,648
Discover Financial Services                           32,900                 496,132
                                                                     ---------------
Total                                                                     32,664,780
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.5%)
Sealed Air                                           513,960              11,893,034
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.8%)
H&R Block                                            330,780               6,142,585
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (5.1%)
Citigroup                                            229,360              $6,752,358
JPMorgan Chase & Co                                  644,500              28,132,425
Moody's                                              147,730               5,273,961
                                                                     ---------------
Total                                                                     40,158,744
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Agilent Technologies                                 127,400(b)            4,680,676
Tyco Electronics                                     250,202               9,290,000
                                                                     ---------------
Total                                                                     13,970,676
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Transocean                                            51,675(b)            7,397,276
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (7.7%)
Costco Wholesale                                     530,290              36,993,031
CVS Caremark                                         278,155              11,056,661
Wal-Mart Stores                                      268,630              12,767,984
                                                                     ---------------
Total                                                                     60,817,676
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Hershey                                               33,060               1,302,564
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Covidien                                             259,902              11,511,060
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Cardinal Health                                      101,120               5,839,680
Express Scripts                                       78,500(b)            5,730,500
UnitedHealth Group                                   146,800               8,543,760
                                                                     ---------------
Total                                                                     20,113,940
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Hunter Douglas                                        20,870(c)            1,539,304
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Procter & Gamble                                     126,170               9,263,401
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.3%)
Tyco Intl                                            262,802(c)           10,420,099
------------------------------------------------------------------------------------

INSURANCE (15.7%)
Ambac Financial Group                                 62,800               1,618,356
American Intl Group                                  501,220              29,221,125
Aon                                                   99,690               4,754,216
Berkshire Hathaway Cl B                                7,084(b)           33,549,823
Loews                                                375,270              18,891,092
Markel                                                 1,315(b)              645,797
MBIA                                                  56,400               1,050,732
Millea Holdings                                      151,000(c)            5,079,217
NIPPONKOA Insurance                                  344,200(c)            3,130,975
Principal Financial Group                             42,890               2,952,548
Progressive                                          665,840              12,757,494
Sun Life Financial                                    24,140(c)            1,350,392
Transatlantic Holdings                               111,355               8,092,168
                                                                     ---------------
Total                                                                    123,093,935
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INTERNET & CATALOG RETAIL (0.6%)
Amazon.com                                            28,100(b)           $2,603,184
Liberty Media - Interactive Cl A                     107,750(b,d)          2,055,870
                                                                     ---------------
Total                                                                      4,659,054
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.6%)
Google Cl A                                            6,480(b)            4,480,790
------------------------------------------------------------------------------------

IT SERVICES (1.6%)
Iron Mountain                                        345,080(b)           12,774,862
------------------------------------------------------------------------------------

MARINE (0.7%)
China Shipping Development Series H                  870,000(c)            2,259,236
Kuehne & Nagel Intl                                   31,197(c)            2,993,056
                                                                     ---------------
Total                                                                      5,252,292
------------------------------------------------------------------------------------

MEDIA (5.5%)
Comcast Special Cl A                                 907,647(b)           16,446,563
Grupo Televisa ADR                                   116,800(c)            2,776,336
Lagardere                                             44,950(c)            3,360,447
Liberty Media - Capital Series A                      21,950(b,d)          2,556,956
News Corp Cl A                                       610,400              12,507,095
Virgin Media                                         138,600               2,375,604
WPP Group ADR                                         53,850(c)            3,462,017
                                                                     ---------------
Total                                                                     43,485,018
------------------------------------------------------------------------------------

METALS & MINING (0.7%)
BHP Billiton                                          84,270(c)            2,564,119
Rio Tinto                                             29,990(c)            3,149,394
                                                                     ---------------
Total                                                                      5,713,513
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Sears Holdings                                        11,000(b)            1,122,550
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (14.7%)
Canadian Natural Resources                           132,570(c)            9,696,170
China Coal Energy Series H                         2,001,900(c)            6,172,876
ConocoPhillips                                       407,370              35,970,770
Devon Energy                                         237,490              21,115,236
EOG Resources                                        201,420              17,976,735
Occidental Petroleum                                 322,520              24,830,815
                                                                     ---------------
Total                                                                    115,762,602
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Sino-Forest Cl A                                      89,100(b,c)          1,922,609
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                         87,740               3,468,362
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
Hang Lung Group                                      435,000(c)            2,350,632
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  203

RiverSource VP - Fundamental Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ROAD & RAIL (0.1%)
Asciano Group                                         72,700(c)             $442,346
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Texas Instruments                                    166,300               5,554,420
------------------------------------------------------------------------------------

SOFTWARE (2.6%)
Microsoft                                            568,370              20,233,972
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.4%)
Bed Bath & Beyond                                    130,880(b)            3,846,563
CarMax                                               232,100(b)            4,583,976
Lowe's Companies                                     116,770               2,641,337
                                                                     ---------------
Total                                                                     11,071,876
------------------------------------------------------------------------------------

TOBACCO (3.8%)
Altria Group                                         392,970              29,700,673
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TRANSPORTATION INFRASTRUCTURE (1.0%)
China Merchants Holdings Intl                        993,036(c)           $6,080,420
COSCO Pacific                                        668,760(c)            1,761,612
                                                                     ---------------
Total                                                                      7,842,032
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
SK Telecom ADR                                       145,770(c)            4,349,777
Sprint Nextel                                        429,920               5,644,849
                                                                     ---------------
Total                                                                      9,994,626
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $720,903,041)                                                    $756,443,502
------------------------------------------------------------------------------------

MONEY MARKET FUND (3.8%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  29,600,894(e)          $29,600,894
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $29,600,894)                                                      $29,600,894
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $750,503,935)(h)                                                 $786,044,396
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 12.8% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES               COST
-----------------------------------------------------------------------------------------------
Merrill Lynch Private Investment Public Equity*                  12-24-07           $10,550,400

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(g) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $10,265,012 or 1.3% of net assets.

(h) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $750,843,928 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $89,040,114
Unrealized depreciation                                              (53,839,646)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $35,200,468
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 204 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Bond Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (92.7%)(c)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
ARGENTINA (0.1%)
Republic of Argentina
  09-12-13                           7.00%        $1,422,000              $1,247,805
  04-17-17                           7.00            730,000                 584,000
                                                                     ---------------
Total                                                                      1,831,805
------------------------------------------------------------------------------------

AUSTRALIA (1.4%)
Commonwealth Bank of Australia
 (European Monetary Unit)
 Sr Unsub
  11-12-09                           3.38          1,555,000               2,211,709
New South Wales Treasury
 (Australian Dollar)
  12-01-10                           7.00         11,750,000              10,224,582
Queensland Treasury
 (Australian Dollar)
  05-14-10                           5.50          5,630,000               4,754,368
Telstra
 Sr Unsub
  04-01-12                           6.38          1,050,000               1,106,558
                                                                     ---------------
Total                                                                     18,297,217
------------------------------------------------------------------------------------

AUSTRIA (1.1%)
Republic of Austria
 (European Monetary Unit)
  01-15-10                           5.50          9,685,000              14,524,404
------------------------------------------------------------------------------------

BELGIUM (2.1%)
Kingdom of Belgium
 (European Monetary Unit)
  03-28-10                           3.00         19,360,000              27,592,505
------------------------------------------------------------------------------------

BRAZIL (0.1%)
Federative Republic of Brazil
  01-15-18                           8.00          1,655,000               1,851,945
------------------------------------------------------------------------------------

CANADA (3.2%)
Canadian Pacific Railway
 (Canadian Dollar)
  06-15-10                           4.90            395,000(d)              396,268
Cascades
 Sr Nts
  02-15-13                           7.25            250,000                 234,375
EnCana
  02-01-38                           6.50            500,000                 516,355
Molson Coors Capital Finance
  09-22-10                           4.85          2,300,000               2,312,156
Province of British Columbia
 (Canadian Dollar)
  08-23-10                           6.38         10,700,000              11,365,519
Province of Ontario
 (Canadian Dollar)
  03-08-14                           5.00         13,085,000              13,633,237

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
CANADA (CONT.)
Province of Quebec
 (Canadian Dollar)
  12-01-17                           4.50%         3,300,000              $3,309,167
Quebecor Media
 Sr Unsecured
  03-15-16                           7.75            140,000(d)              134,750
TELUS
  06-01-11                           8.00          7,485,000               8,109,765
Thomson
 Sr Unsecured
  10-01-14                           5.70          1,780,000               1,787,328
Videotron Ltee
  01-15-14                           6.88            390,000                 381,713
                                                                     ---------------
Total                                                                     42,180,633
------------------------------------------------------------------------------------

CAYMAN ISLANDS (--%)
Transocean
 Sr Unsecured
  03-15-38                           6.80            380,000                 387,649
------------------------------------------------------------------------------------

COLOMBIA (0.1%)
Republic of Colombia
  09-18-37                           7.38            780,000                 867,750
------------------------------------------------------------------------------------

CZECH REPUBLIC (0.6%)
Czech Republic
 (Czech Koruna)
  10-18-10                           2.55         72,640,000               3,822,868
  06-16-13                           3.70         67,260,000               3,583,461
                                                                     ---------------
Total                                                                      7,406,329
------------------------------------------------------------------------------------

DENMARK (0.6%)
Danske Bank
 (European Monetary Unit) Sr Nts
  03-16-10                           5.00          1,250,000(b)            1,820,039
Nykredit
 (Danish Krone)
  10-01-28                           5.00         29,718,628               5,641,157
                                                                     ---------------
Total                                                                      7,461,196
------------------------------------------------------------------------------------

FRANCE (5.2%)
BNP Paribas
 (European Monetary Unit) Sr Unsub
  10-20-08                           4.65          1,750,000(b)            2,550,128
Compagnie de Financement Foncier
 (European Monetary Unit)
  01-29-09                           2.38          3,500,000               4,997,525
France Telecom
 (European Monetary Unit)
 Sr Unsub
  02-21-17                           4.75          3,435,000               4,710,891

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
FRANCE (CONT.)
Govt of France
 (European Monetary Unit)
  04-25-12                           5.00%        11,000,000             $16,566,771
  04-25-13                           4.00         19,290,000              27,885,765
  10-25-16                           5.00          6,375,000               9,730,741
Societe Generale
 (European Monetary Unit) Sr Unsecured
  11-28-08                           4.73          1,450,000(b)            2,113,008
                                                                     ---------------
Total                                                                     68,554,829
------------------------------------------------------------------------------------

GERMANY (11.2%)
Bayerische Landesbank
 (Japanese Yen) Sr Nts
  04-22-13                           1.40        576,000,000               5,231,315
Bundesrepublik Deutschland
 (European Monetary Unit)
  07-04-13                           3.75         23,810,000              34,056,280
  07-04-27                           6.50         16,515,000              29,837,737
  07-04-28                           4.75          7,210,000              10,685,062
  07-04-34                           4.75         12,820,000              19,044,557
Bundesschatzanweisungen
 (European Monetary Unit)
  09-12-08                           3.50         13,965,000              20,292,262
COREALCREDIT BANK
 (European Monetary Unit) Series 501
  09-02-09                           5.00          2,590,000(d)            3,805,251
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
  01-15-10                           5.50          4,460,000               6,642,892
Deutsche Bank
 (European Monetary Unit)
 Sr Unsub
  07-28-09                           4.25          1,340,000               1,952,075
KfW
 (British Pound)
  12-07-15                           5.50          5,080,000              10,452,894
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
  07-05-10                           5.75          4,610,000(d)            6,934,660
                                                                     ---------------
Total                                                                    148,934,985
------------------------------------------------------------------------------------

GREECE (1.1%)
Hellenic Republic
 (European Monetary Unit)
  10-22-22                           5.90          8,775,000              14,272,890
------------------------------------------------------------------------------------

INDONESIA (0.4%)
Republic of Indonesia
 (Indonesian Rupiah)
  07-15-22                          10.25      52,837,000,000              5,472,530
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  205

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

ITALY (1.5%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  01-15-10                           3.00%         6,680,000              $9,544,109
  02-01-19                           4.25          4,580,000               6,490,661
  11-01-26                           7.25          7,075,191              13,377,297
                                                                     ---------------
Total                                                                     29,412,067
------------------------------------------------------------------------------------

JAPAN (11.8%)
Development Bank of Japan
 (Japanese Yen)
  06-20-12                           1.40      1,192,000,000              10,873,434
Govt of Japan
 (Japanese Yen)
  12-21-09                           1.70      2,830,000,000              25,843,153
  09-20-10                           0.80      1,891,800,000              16,946,388
  06-20-12                           1.40      1,515,600,000              13,864,016
  12-20-12                           1.00      2,842,500,000              25,473,057
  12-20-14                           1.30        771,000,000               6,956,806
  09-20-17                           1.70      3,170,000,000              29,003,850
  12-20-26                           2.10      2,709,000,000              24,395,262
  12-20-34                           2.40        547,000,000               4,965,951
                                                                     ---------------
Total                                                                    158,321,917
------------------------------------------------------------------------------------

JERSEY (0.2%)
ASIF III Jersey
 (European Monetary Unit) Secured
  11-25-08                           4.83          2,000,000(b)            2,918,177
------------------------------------------------------------------------------------

LUXEMBOURG (0.4%)
Gaz Capital
 Sr Unsecured
  08-16-37                           7.29            570,000(d)              574,988
Telecom Italia Capital
  11-15-13                           5.25          4,530,000               4,477,135
                                                                     ---------------
Total                                                                      5,052,123
------------------------------------------------------------------------------------

MALAYSIA (0.2%)
Petronas Capital
  05-22-12                           7.00          1,895,000(d)            2,060,322
  05-22-12                           7.00            315,000                 342,746
                                                                     ---------------
Total                                                                      2,403,068
------------------------------------------------------------------------------------

MEXICO (1.3%)
Mexican Fixed Rate Bonds
 (Mexican Peso)
  12-24-09                           9.00        114,560,000              10,720,667
  12-20-12                           9.00         68,260,000               6,510,519
United Mexican States
  09-27-34                           6.75            315,000                 347,918
                                                                     ---------------
Total                                                                     17,579,104
------------------------------------------------------------------------------------

NETHERLANDS (3.7%)
BMW Finance
 (European Monetary Unit)
  01-22-14                           4.25          2,125,000               2,949,669
Deutsche Telekom Intl Finance
 (European Monetary Unit)
  01-19-15                           4.00          3,755,000               5,025,893

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
NETHERLANDS (CONT.)
Govt of Netherlands
 (European Monetary Unit)
  01-15-08                           2.50%        18,810,000             $27,435,513
  07-15-12                           5.00          5,940,000               8,955,176
ING Groep
 (European Monetary Unit) Sr Unsecured
  05-31-17                           4.75          2,125,000               2,957,721
Telefonica Europe
  09-15-10                           7.75          1,775,000               1,899,877
                                                                     ---------------
Total                                                                     49,223,849
------------------------------------------------------------------------------------

NEW ZEALAND (0.9%)
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                           7.00         15,260,000              11,627,975
------------------------------------------------------------------------------------

NORWAY (1.1%)
Govt of Norway
 (Norwegian Krone)
  05-16-11                           6.00         76,470,000              14,649,496
------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.1%)
Republic of Philippines
  01-14-31                           7.75            780,000                 899,925
------------------------------------------------------------------------------------

POLAND (1.6%)
Republic of Poland
 (Polish Zloty)
  03-24-10                           5.75         52,360,000              21,011,793
------------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Republic of South Africa
 (South African Rand)
  08-31-10                          13.00         25,955,000               4,112,168
------------------------------------------------------------------------------------

SOUTH KOREA (0.3%)
Korea Development Bank
 (Japanese Yen) Series 21RG
  06-25-08                           0.98         65,000,000                 582,114
Korea Development Bank
 (Japanese Yen) Series 23BR
  06-28-10                           0.87        400,000,000               3,552,559
                                                                     ---------------
Total                                                                      4,134,673
------------------------------------------------------------------------------------

SPAIN (3.1%)
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
  03-25-11                           3.50          5,800,000               8,189,224
Govt of Spain
 (European Monetary Unit)
  07-30-09                           5.15         22,655,000              33,599,740
                                                                     ---------------
Total                                                                     41,788,964
------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.9%)
European Investment Bank
 (British Pound)
  12-07-11                           5.50          5,710,000              11,600,277
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

SWEDEN (0.9%)
Govt of Sweden
 (Swedish Krona)
  01-28-09                           5.00%        35,105,000              $5,475,774
  03-15-11                           5.25         36,505,000               5,826,515
                                                                     ---------------
Total                                                                     11,302,289
------------------------------------------------------------------------------------

TURKEY (0.1%)
Republic of Turkey
  04-03-18                           6.75            300,000                 307,875
  03-17-36                           6.88            920,000                 903,900
                                                                     ---------------
Total                                                                      1,211,775
------------------------------------------------------------------------------------

UKRAINE (--%)
Govt of Ukraine
  11-14-17                           6.75            420,000(d)              412,650
------------------------------------------------------------------------------------

UNITED KINGDOM (5.3%)
Abbey Natl Treasury Services
 (European Monetary Unit)
  05-27-09                           4.82          1,850,000(b)            2,694,478
BT Group
 Sr Unsecured
  12-15-10                           8.63          1,190,000               1,305,845
Diageo Capital
  01-30-13                           5.20            700,000                 703,196
HBOS Treasury Services
 (European Monetary Unit)
  02-12-09                           3.50          3,400,000               4,892,283
United Kingdom Treasury
 (British Pound)
  03-07-12                           5.00         14,505,000              29,475,359
  09-07-14                           5.00         15,060,000              30,741,068
                                                                     ---------------
Total                                                                     69,812,229
------------------------------------------------------------------------------------

UNITED STATES (31.0%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
  07-06-12                           5.49         $2,475,000(i)            2,484,281
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95            655,000                 666,941
AT&T
 Sr Unsecured
  01-15-38                           6.30          3,450,000               3,522,105
Baldor Electric
  02-15-17                           8.63            425,000                 437,750
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02            650,000(f)              648,629
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45          4,325,000(f)            4,298,790
Bank of America
 Sr Unsecured
  12-01-17                           5.75          1,045,000               1,053,851
Baxter Intl
 Sr Unsub
  12-01-37                           6.25            490,000                 503,779

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 206 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Bayerische Landesbank
Sub Nts
  12-01-08                           5.88%          $800,000                $814,702
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00            212,930(f)              208,646
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47          1,850,000(f)            1,864,948
Brandywine Operating Partnership LP
  05-01-17                           5.70            910,000                 842,985
Burlington Northern Santa Fe
  05-01-37                           6.15            450,000                 437,462
Cadbury Schweppes US Finance
  10-01-08                           3.88          5,865,000(d)            5,829,469
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
  11-20-14                           4.46          1,799,262(d,f)          1,814,414
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                           5.75          1,000,000               1,021,310
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                           7.75            725,000                 777,481
Chesapeake Energy
  01-15-16                           6.63            620,000                 606,050
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
  05-15-43                           4.39            582,666(f)              576,673
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15            293,001(d,f)            290,197
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                           5.43          1,100,000(f)            1,099,450
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                           5.89          4,500,000(f)            4,600,097
Citigroup
 (European Monetary Unit) Sr Unsecured
  05-21-10                           3.88          4,045,000               5,759,583
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.40          1,075,000(f)            1,077,995
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80          3,000,000               3,122,882
Comcast
  03-15-16                           5.90          3,115,000               3,133,973
  03-15-37                           6.45          2,115,000               2,153,453
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.56            450,000(b,d,f)          444,334
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                           6.01          2,550,000(f)            2,642,599

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           5.83%        $3,125,000(b,d,f)       $3,071,894
Communications & Power Inds
  02-01-12                           8.00             70,000                  70,000
Constellation Brands
  12-15-14                           8.38            210,000                 212,625
Cott Beverages USA
  12-15-11                           8.00            790,000                 734,700
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50            761,739(f)              780,052
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50          1,788,329(f)            1,782,238
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00          2,037,013(f)            2,027,220
Coventry Health Care
 Sr Unsecured
  08-15-14                           6.30          1,115,000               1,141,147
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66          1,125,000(f)            1,155,655
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                           5.91          2,250,000(f)            2,313,675
Crown Americas LLC/Capital
  11-15-13                           7.63            265,000                 270,963
  11-15-15                           7.75          1,043,000               1,074,290
CS First Boston Mtge Securities
 Series 2002-CKS4 Cl A1
  11-15-36                           4.49          1,294,032(f)            1,288,094
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60            825,000(f)              807,034
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
  08-15-38                           4.77          1,415,802(f)            1,407,788
CSC Holdings
 Sr Nts Series B
  07-15-09                           8.13            748,000                 760,155
CSX
 Sr Nts
  03-15-13                           5.75          1,900,000(h)            1,923,545
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                           8.50             55,000                  55,756
DRS Technologies
  11-01-13                           6.88            375,000                 373,125
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78          2,125,000(d,i)          2,048,062

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
EchoStar DBS
  10-01-13                           7.00%           $90,000                 $90,900
  10-01-14                           6.63             56,000                  55,720
  02-01-16                           7.13            155,000                 158,100
Erac USA Finance
  10-15-17                           6.38          3,905,000(d)            3,777,463
ERP Operating LP
  06-15-17                           5.75            990,000                 945,806
Exelon Generation LLC
 Sr Unsecured
  10-01-17                           6.20            410,000                 407,470
Exelon
 Sr Unsecured
  06-15-10                           4.45          2,350,000(h)            2,329,667
Federal Home Loan Mtge Corp #1J1621
  05-01-37                           5.89          6,897,870(f,o)          7,011,613
Federal Home Loan Mtge Corp #A11799
  08-01-33                           6.50            110,045(f)              113,626
Federal Home Loan Mtge Corp #A15881
  11-01-33                           5.00            730,272(f)              714,197
Federal Home Loan Mtge Corp #C02873
  05-01-37                           6.50          3,827,016(f)            3,933,926
Federal Home Loan Mtge Corp #E01377
  05-01-18                           4.50            501,620(f)              493,544
Federal Home Loan Mtge Corp #E91326
  09-01-17                           6.50            136,670(f)              141,349
Federal Home Loan Mtge Corp #E99967
  10-01-18                           5.00            517,876(f)              519,235
Federal Home Loan Mtge Corp #G01535
  04-01-33                           6.00            761,676(f)              778,219
Federal Natl Mtge Assn
  06-15-10                           7.13         12,000,000              12,982,620
  11-15-30                           6.63          6,350,000               7,836,040
Federal Natl Mtge Assn #254632
  02-01-18                           5.50          1,348,264(f)            1,368,650
Federal Natl Mtge Assn #254686
  04-01-18                           5.50          1,501,162(f)            1,523,471
Federal Natl Mtge Assn #254722
  05-01-18                           5.50            770,626(f)              782,079
Federal Natl Mtge Assn #255079
  02-01-19                           5.00          4,752,042(f)            4,763,922
Federal Natl Mtge Assn #255377
  08-01-34                           7.00            402,253(f)              421,634
Federal Natl Mtge Assn #357705
  02-01-35                           5.50          6,933,353(f)            6,933,736
Federal Natl Mtge Assn #360800
  01-01-09                           5.74            607,037(f)              612,659
Federal Natl Mtge Assn #440730
  12-01-28                           6.00            611,329(f)              627,392
Federal Natl Mtge Assn #555417
  05-01-33                           6.00          1,033,384(f)            1,054,039
Federal Natl Mtge Assn #555528
  04-01-33                           6.00          1,781,568(f)            1,815,042
Federal Natl Mtge Assn #555531
  06-01-33                           5.50          2,429,536(f)            2,431,337
Federal Natl Mtge Assn #555734
  07-01-23                           5.00            515,204(f)              508,472

                                                                             See
accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  207

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #555740
  08-01-18                           4.50%          $260,030(f)             $256,779
Federal Natl Mtge Assn #555851
  01-01-33                           6.50          3,907,292(f)            4,040,466
Federal Natl Mtge Assn #575487
  04-01-17                           6.50            298,639(f)              309,172
Federal Natl Mtge Assn #621581
  12-01-31                           6.50            301,954(f)              313,994
Federal Natl Mtge Assn #631315
  02-01-17                           5.50            165,048(f)              167,666
Federal Natl Mtge Assn #639965
  08-01-17                           6.00            552,388(f)              566,537
Federal Natl Mtge Assn #640996
  05-01-32                           7.50            222,304(f)              236,641
Federal Natl Mtge Assn #646147
  06-01-32                           7.00            170,283(f)              180,534
Federal Natl Mtge Assn #652284
  08-01-32                           6.50            176,348(f)              182,310
Federal Natl Mtge Assn #653145
  07-01-17                           6.00            109,007(f)              111,874
Federal Natl Mtge Assn #654121
  09-01-17                           6.00            456,335(f)              468,367
Federal Natl Mtge Assn #655589
  08-01-32                           6.50            783,539(f)              815,017
Federal Natl Mtge Assn #666424
  08-01-32                           6.50            158,151(f)              163,498
Federal Natl Mtge Assn #670461
  11-01-32                           7.50             90,108(f)               95,919
Federal Natl Mtge Assn #684595
  03-01-33                           6.00            767,156(f)              781,570
Federal Natl Mtge Assn #687583
  04-01-33                           6.00          1,685,359(f)            1,720,686
Federal Natl Mtge Assn #688034
  03-01-33                           5.50            250,298(f)              250,978
Federal Natl Mtge Assn #688691
  03-01-33                           5.50            401,303(f)              401,601
Federal Natl Mtge Assn #720786
  09-01-33                           5.50            994,408(f)              995,145
Federal Natl Mtge Assn #725162
  02-01-34                           6.00          1,810,856(f)            1,842,529
Federal Natl Mtge Assn #725232
  03-01-34                           5.00            793,900(f)              775,802
Federal Natl Mtge Assn #725424
  04-01-34                           5.50          4,771,660(f)            4,775,198
Federal Natl Mtge Assn #735029
  09-01-13                           5.32            504,867(f)              516,754
Federal Natl Mtge Assn #735883
  03-01-33                           6.00          5,111,946(f)            5,228,052
Federal Natl Mtge Assn #739474
  10-01-33                           5.50            511,053(f)              512,137
Federal Natl Mtge Assn #741850
  09-01-33                           5.50          1,404,438(f)            1,405,479
Federal Natl Mtge Assn #745257
  01-01-36                           6.00          1,937,151(f)            1,968,252
Federal Natl Mtge Assn #745283
  01-01-36                           5.50         14,157,670(f)           14,149,035

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #748110
  10-01-33                           6.50%        $1,521,880(f)           $1,571,465
Federal Natl Mtge Assn #753507
  12-01-18                           5.00          1,594,688(f)            1,598,850
Federal Natl Mtge Assn #755498
  11-01-18                           5.50          1,074,392(f)            1,090,809
Federal Natl Mtge Assn #756236
  01-01-34                           6.00          6,266,205(f)            6,396,927
Federal Natl Mtge Assn #756799
  11-01-33                           6.50            347,858(f)              359,681
Federal Natl Mtge Assn #756844
  02-01-19                           5.00            416,631(f)              417,399
Federal Natl Mtge Assn #757299
  09-01-19                           4.50          2,789,641(f)            2,743,701
Federal Natl Mtge Assn #759336
  01-01-34                           6.00          3,743,039(f)            3,820,562
Federal Natl Mtge Assn #765946
  02-01-34                           5.50          7,482,677(f)            7,488,225
Federal Natl Mtge Assn #783646
  06-01-34                           5.50            646,696(f)              646,732
Federal Natl Mtge Assn #791393
  10-01-19                           5.50          1,834,055(f)            1,859,729
Federal Natl Mtge Assn #794298
  09-01-19                           5.50          1,660,030(f)            1,683,268
Federal Natl Mtge Assn #848482
  12-01-35                           6.00          6,782,598(f)            6,891,493
Federal Natl Mtge Assn #886292
  07-01-36                           7.00          4,068,947(f)            4,242,718
Federal Natl Mtge Assn #948012
  11-01-37                           6.00         13,109,700(f)           13,313,671
FedEx
  04-01-09                           3.50          1,790,000               1,761,077
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15            491,871(i)              490,675
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25          1,365,000               1,446,900
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77            500,000(f)              480,425
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                           5.25          1,150,000(d,f)          1,157,400
General Electric Capital
 (New Zealand Dollar)
  02-04-10                           6.63          6,190,000               4,560,868
Genworth Financial
 (Japanese Yen)
  06-20-11                           1.60        228,000,000               2,008,917
Govt Natl Mtge Assn #604708
  10-15-33                           5.50            600,767(f)              605,460
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                          41.84            331,977(f,g)             23,664

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88%          $500,000(f)             $502,416
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44          2,250,000(f)            2,263,284
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96            900,000(f)              906,232
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55          4,000,000(f)            4,061,766
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.10          2,400,000(b,d,f)        2,197,083
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                           5.99          2,025,000(f)            2,085,138
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99          1,475,000(f)            1,226,610
Hertz
  01-01-14                           8.88            820,000(h)              831,275
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85            500,000(d,i)            498,855
HJ Heinz
  12-01-08                           6.43            520,000(d)              529,386
Home Depot
 Sr Unsecured
  12-16-36                           5.88          3,185,000               2,687,824
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05          1,850,000               1,738,743
IPALCO Enterprises
 Secured
  11-14-08                           8.38            140,000                 142,450
JPMorgan Chase Bank
 Sub Nts
  10-01-17                           6.00            830,000                 844,127
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13          4,428,860(f)            4,373,028
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97            349,744(f)              346,171
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77          1,625,000(f)            1,600,157
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48          5,230,107(f)            5,195,389
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                           5.34          2,050,000(f)            2,024,131

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 208 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
JPMorgan Chase Commercial Mtge Securities
Series 2006-LDP6 Cl A4
  04-15-43                           5.48%        $1,100,000(f)           $1,112,380
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49          1,375,000(f)            1,389,067
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP7 Cl ASB
  04-15-45                           6.07          2,800,000(f)            2,859,886
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                           5.79          2,150,000(f)            2,210,594
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                           6.20          1,700,000(d,f)          1,500,358
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42          6,250,000(f)            6,228,445
Kellogg
 Sr Unsub
  12-03-12                           5.13          1,260,000               1,272,814
Kohl's
 Sr Unsecured
  12-15-17                           6.25          1,600,000               1,607,586
L-3 Communications
  01-15-15                           5.88            255,000                 246,075
L-3 Communications
 Series B
  10-15-15                           6.38            230,000                 226,550
L-3 Communications
 Sr Unsecured
  01-15-14                           6.13            600,000                 588,000
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97            650,000(f)              628,342
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A1
  08-15-29                           3.88            783,897(f)              775,998
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93          1,800,000(f)            1,774,260
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           6.06            925,000(f)              956,754
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                           5.37          1,900,000(f)            1,894,803
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42          1,425,000(f)            1,422,976
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
  09-15-45                           5.87          2,275,000(f)            2,333,599
Lehman Brothers Holdings
 Sr Unsecured
  09-26-14                           6.20          3,975,000               4,048,410

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25%          $264,391(d,f)           $261,755
Lincoln Natl
 Sr Unsecured
  10-09-37                           6.30            525,000                 503,517
Macys Retail Holdings
  07-15-09                           4.80          1,690,000               1,680,411
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63          3,550,000               3,223,152
Merrill Lynch & Co
 Sr Unsecured
  08-28-17                           6.40            125,000                 126,995
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                           8.00             50,000                  50,750
Morgan Stanley
 Sr Unsecured
  12-28-17                           5.95          1,300,000               1,299,073
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34            825,000(f)              819,947
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59            690,000(f)              678,629
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.80            775,000(f)              798,628
NALCO
 Sr Unsecured
  11-15-11                           7.75          1,670,000               1,690,875
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88          3,400,000(g)              836,366
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90          2,000,000(g)              550,400
NewMarket
  12-15-16                           7.13            270,000                 267,300
News America
  12-15-35                           6.40          2,735,000(h)            2,766,852
  11-15-37                           6.65            820,000(d)              853,194
Northwest Pipeline
 Sr Unsecured
  04-15-17                           5.95            230,000                 225,113
NRG Energy
  02-01-14                           7.25            180,000                 175,500
  01-15-17                           7.38            230,000                 224,250
Omnicare
  12-15-13                           6.75            715,000(h)              672,100
  12-15-15                           6.88            105,000                  97,650

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Owens-Brockway Glass Container
  05-15-13                           8.25%        $1,425,000              $1,478,437
Pacificorp
 1st Mtge
  10-15-37                           6.25            600,000                 632,232
 Principal Life Income Funding
  Secured
  12-14-12                           5.30            520,000                 521,221
Prudential Financial
  12-01-37                           6.63          1,460,000               1,456,073
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                           8.75            582,000(d)              598,733
Range Resources
  03-15-15                           6.38            195,000(h)              190,125
  05-15-16                           7.50             50,000                  51,000
Regions Bank
 Sub Nts
  06-26-37                           6.45            715,000                 674,216
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57            855,000                 858,164
RH Donnelley
 Sr Nts
  10-15-17                           8.88            460,000(d)              427,800
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13          3,520,000               3,470,843
Sierra Pacific Power
 Series M
  05-15-16                           6.00          1,900,000               1,883,366
Silgan Holdings
 Sr Sub Nts
  11-15-13                           6.75            550,000                 533,500
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00            565,000                 545,931
Southern Star Central
 Sr Nts
  03-01-16                           6.75            150,000                 143,625
Toyota Motor Credit
 (Japanese Yen) Sr Unsub
  06-09-08                           0.75        649,000,000               5,815,273
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25          1,210,000               1,180,500
U.S. Treasury
  02-15-10                           4.75          3,825,000               3,957,081
  11-15-17                           4.25          1,590,000               1,617,701
  02-15-37                           4.75          1,015,000               1,062,260
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00         22,116,296(n)           22,845,138
U-Haul S Fleet LLC
 Series 2007-CP1 Cl CP
  05-25-12                           5.40          3,000,000(d)            2,984,400
UnitedHealth Group
  11-15-37                           6.63          1,390,000(d)            1,400,689

                                                                             See
accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  209

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
UNITED STATES (CONT.)
Verizon New York
Sr Unsecured Series A
  04-01-12                           6.88%        $3,795,000(h)           $4,026,522
Verizon Pennsylvania
 Sr Unsecured Series A
  11-15-11                           5.65          1,675,000               1,726,473
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08          1,064,000(d,f)          1,058,073
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
  11-15-35                           3.89            750,000(f)              742,634
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94            925,000(f)              895,826
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09            925,000(f)              919,265
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                           5.56          2,425,000(f)            2,450,700
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                           5.58          1,200,000(f)            1,203,075
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77          4,250,000(f)            4,346,852
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73          1,200,000(f)            1,209,320
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31          1,350,000(f)            1,343,913
WellPoint
 Sr Unsub
  01-15-36                           5.85            910,000                 838,507
Windstream
  08-01-16                           8.63          1,190,000               1,249,500
  03-15-19                           7.00            165,000                 157,163
                                                                     ---------------
Total                                                                    412,486,933
------------------------------------------------------------------------------------

URUGUAY (0.1%)
Republica Orient Uruguay
  03-21-36                           7.63            850,000                 926,500
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,159,597,620)                                                $1,230,524,619
------------------------------------------------------------------------------------

SENIOR LOANS (1.5%)(c,k)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
CANADA (--%)
Domtar
 Term Loan
  03-07-14                             6.40%         403,125               $386,117
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

GERMANY (0.1%)
Celanese
 Term Loan
  04-06-14                        5.23-6.98%        $861,151               $831,373
-----------------------------------------------------------------------------------

NETHERLANDS (0.1%)
Nielsen Finance
 Term Loan
  08-09-13                        7.15-7.49        1,587,042              1,506,706
-----------------------------------------------------------------------------------

UNITED STATES (1.3%)
Aramark
 Letter of Credit
  01-26-14                             5.20          $64,903                 61,577
Aramark
 Term Loan
  01-20-14                             7.20          908,108                862,893
Asurion
 1st Lien Term Loan
  07-03-14                             3.00          532,000                512,050
Charter Communications
 Term Loan
  03-06-13                             6.99        1,795,000              1,674,358
Community Health Systems
 Delayed Draw Term Loan
  TBD                                   TBD          110,441(e,l,m)         106,219
Community Health Systems
 Term Loan
  07-25-14                             7.33        1,646,949              1,583,986
Dresser
 Tranche B 1st Lien
 Term Loan
  05-04-14                        7.35-7.45          592,216                569,415
Flextronics Intl Tranche A1A
 Delayed Draw Term Loan
  10-01-14                             7.46          280,447                273,436
Flextronics Intl
 Term Loan
  10-01-14                             7.39          975,956                951,557
Georgia Pacific
 Tranche B Term Loan
  TBD                                   TBD          302,834(e,l)           288,241
  12-20-12                        6.83-6.95        1,216,904              1,158,261
HCA
 Tranche B Term Loan
  01-21-13                             7.08        1,896,966              1,822,567
Idearc
 Tranche B Term Loan
  11-17-14                        6.83-7.20        2,089,736              1,986,043
Jarden
 Tranche B3 Term Loan
  01-21-12                             7.33        1,725,675              1,678,219
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.49          980,000                942,025

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Neiman Marcus Group
 Term Loan
  04-06-13                        6.90-7.00%        $468,382               $449,694
Pinnacle Foods Holding
 Term Loan
  04-02-14                        7.59-7.95          741,275                695,316
Univision
 Delayed Draw Term Loan
  TBD                                   TBD           13,423(e,l,m)          12,215
Univision
 Term Loan
  09-29-14                        7.10-7.21          386,577                351,785
Vanguard Health Systems
 Term Loan
  09-23-11                             7.10          862,838                830,481
West Corp
 Tranche B2 Term Loan
  10-24-13                        7.22-7.47          356,407                338,811
                                                                    ---------------
Total                                                                    17,149,149
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $20,629,192)                                                     $19,873,345
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.2%)
NAME OF
ISSUER AND
TITLE OF                           COUPON        PRINCIPAL
ISSUE                               RATE          AMOUNT                    VALUE(A)

UNITED STATES
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%        $2,800,000              $2,431,352
------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $2,772,606)                                                        $2,431,352
------------------------------------------------------------------------------------

MONEY MARKET FUND (4.1%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                        54,737,292(j)          $54,737,292
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $54,737,292)                                                      $54,737,292
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,237,736,710)(p)                                             $1,307,566,608
====================================================================================

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 210 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                           LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Euro-Bobl, 5-year                                                    59            $9,294,769      March 2008        $(108,581)
Euro-Bund 10-year                                                   216            35,658,162      March 2008         (646,924)
Euro-Buxl, 30-year                                                   13             1,716,343      March 2008          (23,921)
Japanese Govt Bond, 10 year                                          10            12,269,955      March 2008            7,146
U.S. Long Bond, 20-year                                             149            17,339,875      March 2008         (313,153)
U.S. Treasury Note, 2-year                                          106            22,286,500      March 2008          (51,414)
U.S. Treasury Note, 5-year                                         (523)          (57,677,093)     March 2008           95,737
U.S. Treasury Note, 10-year                                        (462)          (52,386,471)     March 2008           75,341
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(965,769)
---------------------------------------------------------------------------------------------------------------------------------

CMBS TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                                      NOTIONAL
                                                                                                   EXPIRATION        PRINCIPAL
COUNTERPARTY                   FUND RECEIVES                           FUND PAYS                      DATE             AMOUNT
  -----------------------------------------------------------------------------------------------------------------------------
Citibank              Spread on Lehman Brothers Baa         Absolute value of the spread           Jan. 1, 2008        $750,000
                      8.5+ Commercial Mortgage-Backed       return amount, if such amount is
                      Securities Index plus 1.00%           negative
                      times notional amount plus
                      spread return amount, if such
                      amount is positive
Citibank              Spread on Lehman Brothers Baa         Absolute value of the spread           Jan. 1, 2008       2,400,000
                      8.5+ Commercial Mortgage-Backed       return amount, if such amount is
                      Securities Index times notional       negative
                      amount plus spread return
                      amount, if such amount is
                      positive
Wachovia              Total return on Lehman Brothers       Floating rate based on 1-month         Jan. 1, 2008       2,400,000
                      Baa 8.5+ Commercial                   LIBOR plus 1.10%
                      Mortgage-Backed Securities Index
Wachovia              Total return on Lehman Brothers       Floating rate based on 1-month        March 1, 2008       2,150,000
                      Baa 8.5+ Commercial                   LIBOR less 1.05%
                      Mortgage-Backed Securities Index
-------------------------------------------------------------------------------------------------------------------------------
Total
-------------------------------------------------------------------------------------------------------------------------------


                      UNREALIZED
COUNTERPARTY         DEPRECIATION
Citibank               $(22,994)
Citibank                (75,649)
Wachovia                (65,922)
Wachovia                (59,145)
-------------------------------------------------
Total                 $(223,710)
----------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2007

                               CURRENCY TO                            CURRENCY TO                       UNREALIZED
EXCHANGE DATE                  BE DELIVERED                           BE RECEIVED                      APPRECIATION
-------------------------------------------------------------------------------------------------------------------
Jan. 11, 2008                          2,211,754                           2,920,000                      $23,625
                                     U.S. Dollar                   New Zeland Dollar
Jan. 11, 2008                          3,541,667                           5,100,000                        7,658
                                     U.S. Dollar                    Singapore Dollar
Jan. 14, 2008                        135,745,000                           7,609,025                      130,940
                                    Czech Koruna                         U.S. Dollar
Jan. 14, 2008                          9,855,000                           4,057,225                       63,558
                                    Polish Zloty                         U.S. Dollar
Jan. 14, 2008                         22,400,000                           9,141,551                       64,113
                                    Polish Zloty                         U.S. Dollar
Jan. 17, 2008                         21,800,000                           3,968,615                           --
                                    Norway Krona                         U.S. Dollar
Jan. 23, 2008                         76,000,000                          11,579,894                           --
                                   Swedish Krona                         U.S. Dollar
Jan. 24, 2008                      6,526,630,000                          57,875,074                           --
                                    Japanese Yen                         U.S. Dollar
Jan. 25, 2008                         13,800,000                          13,656,606                           --
                                 Canadian Dollar                         U.S. Dollar

                         UNREALIZED
EXCHANGE DATE           DEPRECIATION
-------------------------------------------------------------------------------
Jan. 11, 2008                   $--
Jan. 11, 2008                    --
Jan. 14, 2008                    --
Jan. 14, 2008                    --
Jan. 14, 2008                    --
Jan. 17, 2008               (42,268)
Jan. 23, 2008              (179,594)
Jan. 24, 2008              (787,712)
Jan. 25, 2008              (234,836)


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  211

RiverSource VP - Global Bond Fund

                               CURRENCY TO                            CURRENCY TO                       UNREALIZED
EXCHANGE DATE                  BE DELIVERED                           BE RECEIVED                      APPRECIATION
-------------------------------------------------------------------------------------------------------------------
Jan. 28, 2008                         81,731,000                           7,516,462                       35,679
                                    Mexican Peso                         U.S. Dollar
Jan. 31, 2008                         29,495,000                          42,512,913                           --
                          European Monetary Unit                         U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Total                                                                                                    $325,573
-------------------------------------------------------------------------------------------------------------------

                         UNREALIZED
EXCHANGE DATE           DEPRECIATION
--------------------------------------------------------------------------------------------
Jan. 28, 2008                    --
Jan. 31, 2008              (559,282)
---------------------------------------------------------------------------------------------------------
Total                   $(1,803,692)
-------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $45,062,448 or 3.4% of net assets.

(e) At Dec. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $423,316.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2007.

(h) At Dec. 31, 2007, investments in securities included securities valued at $1,864,322 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance
MBIA   -- MBIA Insurance Corporation

(j)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(m) At Dec. 31, 2007, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health Systems                                              $110,441
Univision                                                               13,423
-------------------------------------------------------------------------------
Total                                                                 $123,864
-------------------------------------------------------------------------------

(n) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(o) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(p) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $1,254,364,215 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $57,619,665
Unrealized depreciation                                               (4,417,272)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $53,202,393
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 212 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  213

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Inflation Protected Securities Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (96.6%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
CANADA (3.1%)
Govt of Canada
 (Canadian Dollar)
  12-01-26                          4.25%         18,325,080(b,c)          $25,175,154
--------------------------------------------------------------------------------------

FRANCE (9.4%)
Govt of France
 (European Monetary Unit)
  07-25-12                          3.00          13,676,993(b,c)           20,936,764
  07-25-20                          2.25          38,383,197(b,c)           56,530,152
                                                                       ---------------
Total                                                                       77,466,916
--------------------------------------------------------------------------------------

GERMANY (4.3%)
Deutsche Bundesrepublik
 (European Monetary Unit)
  04-15-16                          1.50          25,535,253(b,c)           35,644,963
--------------------------------------------------------------------------------------

ITALY (6.8%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  09-15-10                          0.95          22,546,674(b,c)           32,131,089
  09-15-35                          2.35          16,910,006(b,c)           23,888,640
                                                                       ---------------
Total                                                                       56,019,729
--------------------------------------------------------------------------------------

JAPAN (3.5%)
Govt of Japan
 (Japanese Yen)
  06-20-08                          0.50         706,000,000(c)              6,326,267
  03-20-15                          1.30       2,456,000,000(c)             22,143,009
                                                                       ---------------
Total                                                                       28,469,276
--------------------------------------------------------------------------------------

SWEDEN (2.0%)
Govt of Sweden
 (Swedish Krone)
  12-01-28                          3.50          69,890,000(c,d)           16,017,031
--------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

UNITED KINGDOM (16.5%)
United Kingdom Gilt Inflation Linked
 (British Pound)
  07-26-16                          2.50%          5,840,000(c,d)          $31,612,391
  04-16-20                          2.50          10,720,000(c,d)           60,159,025
  07-22-30                          4.13           8,890,000(c,d)           43,900,036
                                                                       ---------------
Total                                                                      135,671,452
--------------------------------------------------------------------------------------

UNITED STATES (51.0%)
Federal Home Loan Bank
  10-10-12                          4.63          12,565,000                12,920,590
Federal Natl Mtge Assn
  05-18-12                          4.88           1,740,000(g)              1,805,702
U.S. Treasury Inflation-Indexed Bond
  01-15-08                          3.63           7,759,140(b)              7,767,880
  04-15-10                          0.88          30,327,275(b)             30,227,324
  04-15-11                          2.38          31,050,815(b)             32,367,783
  04-15-12                          2.00          74,952,696(b,e)           77,686,704
  07-15-12                          3.00          18,992,400(b)             20,571,078
  01-15-14                          2.00          48,336,998(b)             49,929,941
  07-15-14                          2.00          23,092,681(b)             23,860,934
  01-15-15                          1.63          24,377,439(b)             24,476,348
  01-15-16                          2.00          26,036,556(b)             26,721,792
  07-15-16                          2.50          12,895,167(b)             13,752,414
  01-15-17                          2.38          20,512,602(b)             21,647,058
  01-15-25                          2.38          17,539,797(b)             18,415,214
  04-15-28                          3.63          35,031,175(b)             44,383,212
  04-15-29                          3.88           8,540,179(b)             11,300,525
                                                                       ---------------
Total                                                                      417,834,499
--------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $744,891,460)                                                      $792,299,020
--------------------------------------------------------------------------------------

MONEY MARKET FUND (6.5%)(f)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                        52,945,593(h)          $52,945,593
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $52,945,593)                                                      $52,945,593
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $797,837,053)(i)                                                 $845,244,613
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                           LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5-year                                        (142)          $(15,659,938)     March 2008         $29,713

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 214 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2007

                                             CURRENCY TO BE               CURRENCY TO BE            UNREALIZED        UNREALIZED
EXCHANGE DATE                                  DELIVERED                     RECEIVED              APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Jan. 16, 2008                                            783,000                    1,594,580          $39,800               $--
                                                   British Pound                  U.S. Dollar
Jan. 16, 2008                                         65,940,000                  134,725,970        3,790,903                --
                                                   British Pound                  U.S. Dollar
Jan. 23, 2008                                        105,635,000                   16,095,290               --          (249,624)
                                                   Swedish Krona                  U.S. Dollar
Jan. 24, 2008                                      3,204,315,000                   28,414,353               --          (386,735)
                                                    Japanese Yen                  U.S. Dollar
Jan. 25, 2008                                         24,002,000                   23,752,598               --          (408,445)
                                                 Canadian Dollar                  U.S. Dollar
Jan. 31, 2008                                        112,695,000                  162,434,065               --        (2,136,913)
                                          European Monetary Unit                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                               $3,830,703       $(3,181,717)
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(e) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.9% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.6% of net assets.

(g) At Dec. 31, 2007, investments in securities included securities valued at $188,872 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(h)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(i) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $838,974,970 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $6,351,639
Unrealized depreciation                                                 (81,996)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $6,269,643
-------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  215

PORTFOLIO OF INVESTMENTS

RiverSource VP - Growth Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (95.8%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (2.5%)
Boeing                                               159,276             $13,930,279
Honeywell Intl                                        11,002                 677,393
Lockheed Martin                                       12,403               1,305,540
                                                                     ---------------
Total                                                                     15,913,212
------------------------------------------------------------------------------------

BEVERAGES (2.2%)
Coca-Cola                                             66,516               4,082,087
Molson Coors Brewing Cl B                             61,485               3,173,856
PepsiCo                                               85,213               6,467,666
                                                                     ---------------
Total                                                                     13,723,609
------------------------------------------------------------------------------------

BIOTECHNOLOGY (5.5%)
Amgen                                                169,231(b)            7,859,088
Biogen Idec                                           74,833(b)            4,259,494
Celgene                                               28,747(b)            1,328,399
Genentech                                            264,472(b)           17,738,137
Gilead Sciences                                       78,114(b)            3,594,025
                                                                     ---------------
Total                                                                     34,779,143
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.7%)
Apollo Mgmt LP                                       275,000(b,d,e)        6,050,000
Goldman Sachs Group                                    3,425                 736,546
KKR Private Equity Investors LP Unit                 742,166              13,486,213
Oaktree Capital Group LLC Cl A Unit                   46,000(d,e)          1,506,500
Och-Ziff Capital Management Group LLC Cl A            46,993               1,234,976
                                                                     ---------------
Total                                                                     23,014,235
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (8.6%)
Cisco Systems                                        699,174(b)           18,926,640
Comverse Technology                                   20,148(b)              348,057
JDS Uniphase                                         277,897(b)            3,696,030
Nokia ADR                                             38,761(c)            1,488,035
QUALCOMM                                             685,740              26,983,870
Starent Networks                                      72,079(b)            1,315,442
Telefonaktiebolaget LM Ericsson ADR                   61,747(c)            1,441,792
                                                                     ---------------
Total                                                                     54,199,866
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.1%)
Apple                                                 65,511(b)           12,976,418
Brocade Communications Systems                        26,780(b)              196,565
Dell                                                  24,213(b)              593,461
EMC                                                   50,636(b)              938,285
Hewlett-Packard                                       96,116               4,851,936
                                                                     ---------------
Total                                                                     19,556,665
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (7.3%)
AT&T                                                 560,791             $23,306,475
Chunghwa Telecom ADR                                  16,753(c)              353,656
Deutsche Telekom                                     565,058(c)           12,423,157
Deutsche Telekom ADR                                  84,720(c)            1,835,882
Telefonica                                           102,383(c)            3,313,089
Telefonica ADR                                        30,855(c)            3,011,139
Verizon Communications                                29,038               1,268,670
                                                                     ---------------
Total                                                                     45,512,068
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
CVS Caremark                                          19,432                 772,422
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Kraft Foods Cl A                                     120,875               3,944,151
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Boston Scientific                                  1,522,858(b)           17,710,839
Medtronic                                             32,052               1,611,254
                                                                     ---------------
Total                                                                     19,322,093
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
Cardinal Health                                      108,098               6,242,660
McKesson                                             106,647               6,986,445
UnitedHealth Group                                   136,243               7,929,342
                                                                     ---------------
Total                                                                     21,158,447
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Intl Game Technology                                  38,966               1,711,776
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.5%)
Harman Intl Inds                                     207,311              15,280,894
S&P Homebuilders ETF SPDR Fund                        22,684                 438,935
                                                                     ---------------
Total                                                                     15,719,829
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.2%)
Colgate-Palmolive                                     97,444               7,596,734
Procter & Gamble                                      86,737               6,368,231
                                                                     ---------------
Total                                                                     13,964,965
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.1%)
General Electric                                      17,053                 632,155
Siemens                                               38,669(c)            6,112,927
                                                                     ---------------
Total                                                                      6,745,082
------------------------------------------------------------------------------------

INSURANCE (1.5%)
ACE                                                   13,380(c)              826,616
AFLAC                                                 30,162               1,889,046
American Intl Group                                   65,432               3,814,687
Prudential Financial                                  31,461               2,927,131
                                                                     ---------------
Total                                                                      9,457,480
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INTERNET SOFTWARE & SERVICES (2.4%)
eBay                                                 109,223(b)           $3,625,111
Google Cl A                                           16,504(b)           11,412,186
Yahoo!                                                10,260(b)              238,648
                                                                     ---------------
Total                                                                     15,275,945
------------------------------------------------------------------------------------

IT SERVICES (0.2%)
HCL Technologies                                      13,250(c)              109,404
MasterCard Cl A                                        5,318               1,144,433
                                                                     ---------------
Total                                                                      1,253,837
------------------------------------------------------------------------------------

MACHINERY (--%)
Flowserve                                              2,112                 203,174
------------------------------------------------------------------------------------

MEDIA (11.4%)
Comcast Cl A                                         153,674(b)            2,806,087
News Corp Cl A                                       157,917               3,235,719
Time Warner                                          295,523               4,879,085
Time Warner Cable Cl A                                19,547(b)              539,497
Virgin Media                                       2,841,321(i)           48,700,243
WorldSpace Cl A                                       87,785(b,f)            147,479
XM Satellite Radio Holdings Cl A                     874,159(b,i)         10,699,706
                                                                     ---------------
Total                                                                     71,007,816
------------------------------------------------------------------------------------

METALS & MINING (3.7%)
Coeur d'Alene Mines                                1,360,981(b,f)          6,723,246
Lihir Gold                                         3,860,809(b,c)         11,990,426
Newmont Mining                                        86,653               4,231,275
Stillwater Mining                                     53,799(b)              519,698
                                                                     ---------------
Total                                                                     23,464,645
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.2%)
Exxon Mobil                                          125,668              11,773,834
Kinder Morgan Management LLC                              --(b)                    1
Valero Energy                                         27,018               1,892,071
                                                                     ---------------
Total                                                                     13,665,906
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (2.9%)
Avon Products                                        409,424              16,184,530
Herbalife                                             47,638(c)            1,918,859
                                                                     ---------------
Total                                                                     18,103,389
------------------------------------------------------------------------------------

PHARMACEUTICALS (7.6%)
Bristol-Myers Squibb                                 337,405               8,947,981
Eli Lilly & Co                                        74,926               4,000,299
Johnson & Johnson                                     41,767               2,785,859
Merck & Co                                           148,374               8,622,013
Pfizer                                               450,579              10,241,661
Roche Holding                                         18,115(c)            3,128,838
Schering-Plough                                      259,287               6,907,406
Wyeth                                                 61,896               2,735,184
                                                                     ---------------
Total                                                                     47,369,241
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 216 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ROAD & RAIL (1.2%)
Hertz Global Holdings                                454,558(b)           $7,222,927
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.7%)
Atmel                                                904,900(b)            3,909,168
Broadcom Cl A                                         20,498(b)              535,818
Intel                                                435,024              11,597,740
LDK Solar ADR                                         13,535(b,c,f)          636,280
PMC-Sierra                                           187,522(b)            1,226,394
Spansion Cl A                                        967,455(b)            3,802,098
Sumco Techxiv                                         26,216(c)              914,860
Texas Instruments                                     21,103                 704,840
                                                                     ---------------
Total                                                                     23,327,198
------------------------------------------------------------------------------------

SOFTWARE (4.3%)
Microsoft                                            732,844              26,089,246
Nuance Communications                                 36,320(b)              678,458
                                                                     ---------------
Total                                                                     26,767,704
------------------------------------------------------------------------------------

SPECIALTY RETAIL (--%)
Office Depot                                           9,762(b)              135,789
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Countrywide Financial                                 73,718                 659,039
------------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                         124,771               9,430,192
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (6.9%)
America Movil ADR Series L                            11,051(c)              678,421
Hutchison Telecommunications Intl                  1,687,045(c)            2,543,145

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
WIRELESS TELECOMMUNICATION SERVICES (CONT.)
Millicom Intl Cellular                                12,193(b,c)         $1,438,042
Orascom Telecom Holding GDR                           15,835(c)            1,314,305
Sprint Nextel                                        254,515               3,341,782
Vodafone Group                                     8,143,712(c)           30,504,728
Vodafone Group ADR                                    95,375(c)            3,559,395
                                                                     ---------------
Total                                                                     43,379,818
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $604,713,203)                                                    $600,761,663
------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.7%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
Genentech                                            2,706            $90.00             Jan. 2008               $6,765
QUALCOMM                                               215             50.00             Jan. 2008                  108
Virgin Media                                         3,495             17.50             June 2008              847,537
Virgin Media                                         2,036             27.50             Jan. 2008                5,090
XM Satellite Radio Holdings Cl A                     3,452             15.00             Jan. 2008              241,640
XM Satellite Radio Holdings Cl A                     3,386             17.50             Jan. 2008              110,045
--------------------------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)

PUTS
Oil Service Holders Trust                            2,610           $175.00             Jan. 2008             $117,450
S&P 500 Index                                   32,195,645             95.00            March 2008              849,965
SPDR Trust Series 1                                  1,749            147.00            March 2008            1,049,400
XM Satellite Radio Holdings Cl A                     7,676             12.50             Jan. 2008            1,400,870
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $7,069,771)                                                                                           $4,628,870
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (5.0%)(g)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                        31,476,699(h)          $31,476,699
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $31,476,699)                                                      $31,476,699
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $643,259,673)(j)                                                 $636,867,232
====================================================================================

INVESTMENTS IN DERIVATIVES
OPEN OPTIONS CONTRACTS WRITTEN AT DEC. 31, 2007

                                                                            NUMBER OF      EXERCISE      EXPIRATION
ISSUER                                                      PUTS/CALLS      CONTRACTS       PRICE           DATE         VALUE(A)
---------------------------------------------------------------------------------------------------------------------------------
Virgin Media                                                   Call           3,495         $22.50       June 2008       $314,550
XM Satelite Radio Holdings Cl A                                Call           6,953          20.00       Jan. 2008         52,148
XM Satelite Radio Holdings Cl A                                Put            7,676          10.00       Jan. 2008        479,750
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                    $846,448
---------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  217

RiverSource VP - Growth Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2007

                                                          CURRENCY TO BE       CURRENCY TO BE       UNREALIZED        UNREALIZED
EXCHANGE DATE                                                DELIVERED            RECEIVED         APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Jan. 04, 2008                                                   7,796,000        16,123,822           $639,076              $--
                                                            British Pound       U.S. Dollar
Jan. 07, 2008                                                   7,573,000        15,660,964            620,190               --
                                                            British Pound       U.S. Dollar
Jan. 11, 2008                                                  11,841,000        10,334,470                 --          (39,733)
                                                               Australian       U.S. Dollar
                                                                   Dollar
Jan. 18, 2008                                                   9,657,000        14,132,295             33,650               --
                                                                 European       U.S. Dollar
                                                            Monetary Unit
Jan. 22, 2008                                                   5,579,000         8,209,331             63,669               --
                                                                 European       U.S. Dollar
                                                            Monetary Unit
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                               $1,356,585         $(39,733)
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 14.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $7,556,500 or 1.2% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                        08-02-07                $6,600,000
Oaktree Capital Group LLC Cl A Unit*                            05-21-07 thru 07-20-07          1,929,160

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.1% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 3.9% of net assets.

(h)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(i) At Dec. 31, 2007, securities valued at $14,500,902 were held to cover open call options written. See Note 6 to the financial statements.

(j) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $653,504,914 aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $57,631,663
Unrealized depreciation                                               (74,269,345)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(16,637,682)
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 218 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - High Yield Bond Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (80.5%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (0.4%)(f)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                              5.37%     $5,798,685(i)           $4,471,295
------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (2.2%)
Alion Science and Technology
  02-01-15                             10.25       6,695,000               5,707,488
DRS Technologies
  11-01-13                              6.88       2,745,000               2,731,275
  02-01-16                              6.63       1,185,000               1,170,188
  02-01-18                              7.63       2,410,000               2,440,125
L-3 Communications
  06-15-12                              7.63       3,425,000               3,497,781
  07-15-13                              6.13       1,010,000                 992,325
L-3 Communications
 Series B
  10-15-15                              6.38       6,450,000               6,353,249
                                                                     ---------------
Total                                                                     22,892,431
------------------------------------------------------------------------------------

AUTOMOTIVE (1.1%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                              9.88       3,217,000               3,064,064
GMAC
 Sr Unsecured
  04-15-16                              7.70       3,323,000               2,816,243
RSC Equipment Rental
  12-01-14                              9.50       4,807,000               4,302,264
Tenneco
 Sr Unsecured
  11-15-15                              8.13       1,080,000(d)            1,069,200
                                                                     ---------------
Total                                                                     11,251,771
------------------------------------------------------------------------------------

BANKING (0.1%)
Washington Mutual Bank
 Sub Nts
  08-15-14                              5.65       1,405,000               1,234,742
------------------------------------------------------------------------------------

BROKERAGE (1.4%)
LaBranche & Co
 Sr Nts
  05-15-12                             11.00       3,894,000               3,811,253
Lehman Brothers Holdings
 Sub Nts
  12-28-17                              6.75       4,685,000               4,819,460
Nuveen Investments
 Sr Nts
  11-15-15                             10.50       5,405,000(d)            5,384,730
                                                                     ---------------
Total                                                                     14,015,443
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

BUILDING MATERIALS (1.1%)
Gibraltar Inds
 Series B
  12-01-15                              8.00%     $6,563,000              $5,906,700
Norcraft Companies LP/Finance
  11-01-11                              9.00         570,000                 578,550
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                              7.85       4,900,000(h)            4,410,000
                                                                     ---------------
Total                                                                     10,895,250
------------------------------------------------------------------------------------

CHEMICALS (4.9%)
Chemtura
  06-01-16                              6.88       7,545,000               7,092,300
Georgia Gulf
  10-15-16                             10.75       4,775,000               3,199,250
Hexion US Finance/Nova Scotia Finance
  11-15-14                              9.75       4,278,000               4,620,240
INVISTA
 Sr Unsecured
  05-01-12                              9.25      11,097,000(d)           11,568,622
MacDermid
 Sr Sub Nts
  04-15-17                              9.50       7,560,000(d)            7,106,400
Momentive Performance Materials
 Pay-in-kind
  12-01-14                             10.13       9,245,000(d,j)          8,459,175
NALCO
 Sr Sub Nts
  11-15-13                              8.88       3,845,000               4,008,413
NALCO
 Sr Unsecured
  11-15-11                              7.75       2,490,000               2,521,125
NewMarket
  12-15-16                              7.13       1,904,000               1,884,960
                                                                     ---------------
Total                                                                     50,460,485
------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.0%)
Terex
 Sr Sub Nts
  11-15-17                              8.00       4,315,000               4,368,937
United Rentals North America
  02-15-12                              6.50       3,030,000               2,749,725
United Rentals North America
 Sr Sub Nts
  02-15-14                              7.00       3,595,000               3,010,813
                                                                     ---------------
Total                                                                     10,129,475
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

CONSUMER PRODUCTS (2.7%)
AAC Group Holding
 Sr Unsecured Pay-in-kind
  10-01-12                             14.75%       $875,472(j)             $801,057
AAC Group Holding
 Sr Unsecured
 (Zero coupon through 10-01-08,
 thereafter 10.25%)
  10-01-12                             10.28       4,225,000(h)            3,633,500
Jarden
  05-01-17                              7.50      11,955,000              10,251,412
Sealy Mattress
  06-15-14                              8.25         833,000                 795,515
Visant Holding
 Sr Disc Nts
 (Zero coupon through 12-01-08,
 thereafter 10.25%)
  12-01-13                             10.14       3,350,000(h)            3,123,875
Visant Holding
 Sr Nts
  12-01-13                              8.75       2,672,000               2,685,360
Vitro
  02-01-17                              9.13       7,024,000(c)            6,462,080
                                                                     ---------------
Total                                                                     27,752,799
------------------------------------------------------------------------------------

ELECTRIC (4.2%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                              8.38       4,550,000               4,447,625
  05-15-18                              7.13       4,885,000               4,323,225
Edison Mission Energy
 Sr Unsecured
  06-15-16                              7.75       1,863,000               1,918,890
Energy Future Holdings
  11-01-17                             10.88       3,670,000(d)            3,688,350
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                              8.56       3,966,136               4,233,850
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                              8.30       3,030,000               3,037,575
Mirant North America LLC
  12-31-13                              7.38       6,051,000               6,066,128
NRG Energy
  02-01-14                              7.25       3,589,000               3,499,275
  01-15-17                              7.38       8,945,000               8,721,374
Reliant Energy
  12-15-14                              6.75         975,000                 979,875
Reliant Energy
 Sr Nts
  06-15-17                              7.88       2,215,000               2,198,388
                                                                     ---------------
Total                                                                     43,114,555
------------------------------------------------------------------------------------

                                                                             See
accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  219

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

ENTERTAINMENT (0.7%)
AMC Entertainment
  02-01-16                             11.00%     $4,836,000              $5,089,890
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
  07-01-15                              9.30       1,828,884(k)            1,865,461
United Artists Theatre Circuit
 Pass-Through Ctfs Series AV2
  07-01-15                              9.30         596,481(k)              608,411
                                                                     ---------------
Total                                                                      7,563,762
------------------------------------------------------------------------------------

ENVIRONMENTAL (0.7%)
Allied Waste North America
  02-15-14                              6.13         595,000                 571,944
Allied Waste North America
 Series B
  05-15-16                              7.13       2,625,000               2,605,313
Clean Harbors
  07-15-12                             11.25       3,872,000               4,157,559
                                                                     ---------------
Total                                                                      7,334,816
------------------------------------------------------------------------------------

FOOD AND BEVERAGE (4.4%)
Aramark
  02-01-15                              8.41       1,700,000(i)            1,657,500
  02-01-15                              8.50         278,000                 281,475
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                             10.92      11,850,000(h)           11,079,750
Constellation Brands
  12-15-14                              8.38       3,035,000               3,072,938
  09-01-16                              7.25       3,860,000               3,618,750
  05-15-17                              7.25       3,475,000(d)            3,223,063
Cott Beverages USA
  12-15-11                              8.00      12,336,000              11,472,479
Pinnacle Foods Finance LLC
 Sr Sub Nts
  04-01-17                             10.63      10,030,000(d)            8,625,800
Smithfield Foods
 Sr Unsecured
  07-01-17                              7.75       2,353,000               2,276,528
                                                                     ---------------
Total                                                                     45,308,283
------------------------------------------------------------------------------------

GAMING (5.7%)
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                             10.13       3,970,000               4,099,025
Fontainebleau Las Vegas Holdings LLC/Capital
 2nd Mtge
  06-15-15                             10.25       6,505,000(d)            5,643,088
Harrah's Operating
  10-01-17                              5.75       5,500,000               3,726,250
Indianapolis Downs LLC/Capital
 Secured
  11-01-12                             11.00       3,990,000(d)            3,920,175
Majestic Star Casino LLC/Capital
  10-15-10                              9.50       6,181,000               5,841,045

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
GAMING (CONT.)
MGM Mirage
  06-01-16                              7.50%     $6,100,000              $6,039,000
Pokagon Gaming Authority
 Sr Nts
  06-15-14                             10.38       6,300,000(d)            6,772,500
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                              9.38       5,660,000(d)            5,504,350
Station Casinos
 Sr Sub Nts
  02-01-14                              6.50       3,915,000               2,936,250
  03-01-16                              6.88       2,203,000               1,608,190
  03-15-18                              6.63       1,915,000               1,311,775
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                              9.00       6,700,000(d)            6,834,000
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                              6.63       4,436,000               4,358,370
                                                                     ---------------
Total                                                                     58,594,018
------------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
Southern Star Central
 Sr Nts
  03-01-16                              6.75       4,260,000               4,078,950
Williams Partners LP/Finance
 Sr Unsecured
  02-01-17                              7.25       3,515,000               3,620,450
                                                                     ---------------
Total                                                                      7,699,400
------------------------------------------------------------------------------------

HEALTH CARE (7.2%)
Community Health Systems
  07-15-15                              8.88       8,833,000               8,998,618
DaVita
  03-15-13                              6.63       5,829,000               5,799,855
  03-15-15                              7.25       4,645,000               4,656,613
HCA
 Secured
  11-15-16                              9.25       4,982,000               5,231,100
HCA
 Sr Unsecured
  02-15-16                              6.50       8,100,000               6,885,000
MedCath Holdings
  07-15-12                              9.88       8,533,000               8,916,985
NMH Holdings
 Sr Unsecured Pay-in-kind
  06-15-14                             11.97       3,523,751(d,i,j)        3,382,801
Omnicare
  12-15-13                              6.75       5,530,000               5,198,200
  12-15-15                              6.88       2,747,000               2,554,710
Omnicare
 Sr Sub Nts
  06-01-13                              6.13       3,995,000               3,635,450
Select Medical
 Sr Unsecured
  09-15-15                             11.26      13,979,000(i)           12,161,729

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
HEALTH CARE (CONT.)
Vanguard Health Holding I LLC
 Sr Disc Nts
 (Zero coupon through 10-01-09,
 thereafter 11.25%)
  10-01-15                              9.11%     $2,830,000(h)           $2,094,200
Vanguard Health Holding II LLC
 Sr Sub Nts
  10-01-14                              9.00       4,413,000               4,247,513
                                                                     ---------------
Total                                                                     73,762,774
------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.8%)
Hovnanian Enterprises
  04-01-12                              8.88       5,970,000               3,402,900
  05-15-13                              7.75         975,000                 546,000
Meritage Homes
 Sr Nts
  05-01-14                              7.00       3,800,000               2,717,000
Standard Pacific
 Sr Sub Nts
  04-15-12                              9.25       8,043,000               3,941,070
Standard Pacific
 Sr Unsecured
  10-01-08                              6.50       3,975,000               3,517,875
William Lyon Homes
  02-15-14                              7.50       7,960,000               4,776,000
                                                                     ---------------
Total                                                                     18,900,845
------------------------------------------------------------------------------------

INDEPENDENT ENERGY (4.9%)
Chaparral Energy
 Sr Nts
  02-01-17                              8.88       2,570,000(d)            2,313,000
Chesapeake Energy
  08-15-14                              7.00       3,643,000               3,661,215
  01-15-16                              6.63       4,314,000               4,216,935
  01-15-18                              6.25       1,545,000               1,483,200
Compton Petroleum Finance
  12-01-13                              7.63       9,073,000(c)            8,437,889
Connacher Oil and Gas
 Secured
  12-15-15                             10.25       1,505,000(c,d)          1,503,119
Denbury Resources
 Sr Sub Nts
  12-15-15                              7.50       4,095,000               4,130,831
EXCO Resources
  01-15-11                              7.25       5,871,000               5,650,838
Forest Oil
 Sr Nts
  06-15-19                              7.25       1,800,000(d)            1,809,000
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                              7.75       7,265,000(d)            7,137,863
KCS Energy
  04-01-12                              7.13       4,380,000               4,215,750
PetroHawk Energy
  07-15-13                              9.13       3,435,000               3,615,338

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 220 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
INDEPENDENT ENERGY (CONT.)
Range Resources
  05-15-16                              7.50%     $1,970,000              $2,009,400
                                                                     ---------------
Total                                                                     50,184,378
------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.5%)
Texas Competitive Electric Holdings LLC
  11-01-15                             10.25       5,655,000(d)            5,598,450
------------------------------------------------------------------------------------

MEDIA CABLE (3.1%)
Cablevision Systems
 Sr Unsecured Series B
  04-15-12                              8.00       4,175,000               4,049,750
Charter Communications Holdings II LLC/Capital
  09-15-10                             10.25       1,915,000               1,876,700
  10-01-13                             10.25       2,800,000               2,681,000
Charter Communications Holdings II LLC/Capital
 Series B
  09-15-10                             10.25       5,775,000               5,630,625
Mediacom LLC/Capital
 Sr Unsecured
  01-15-13                              9.50         205,000                 190,394
Quebecor Media
 Sr Nts
  03-15-16                              7.75       6,584,000(c)            6,320,640
Quebecor Media
 Sr Unsecured
  03-15-16                              7.75       1,380,000(c,d)          1,328,250
Univision Communications
 Pay-in-kind
  03-15-15                              9.75       5,180,000(d,j)          4,687,900
Videotron Ltee
  01-15-14                              6.88       5,551,000(c)            5,433,041
                                                                     ---------------
Total                                                                     32,198,300
------------------------------------------------------------------------------------

MEDIA NON CABLE (7.1%)
Clear Channel Communications
 Sr Unsub
  12-15-16                              5.50       6,068,000               4,421,381
DIRECTV Holdings LLC/Finance
  06-15-15                              6.38       6,730,000               6,460,800
EchoStar DBS
  02-01-16                              7.13       9,631,000               9,823,619
Idearc
  11-15-16                              8.00       3,587,000               3,291,073
Lamar Media
 Series B
  08-15-15                              6.63       3,650,000               3,549,625
Lamar Media
 Sr Sub Nts
  08-15-15                              6.63       2,269,000(d)            2,212,275
Lamar Media
 Sr Unsecured
  08-15-15                              6.63       3,303,000               3,212,168
LBI Media
 Sr Sub Nts
  08-01-17                              8.50       3,289,000(d)            3,173,885

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MEDIA NON CABLE (CONT.)
Liberty Media LLC
 Sr Nts
  05-15-13                              5.70%     $6,489,000              $6,011,487
Liberty Media LLC
 Sr Unsecured
  02-01-30                              8.25       3,689,000               3,540,116
Radio One
  02-15-13                              6.38       6,833,000               5,645,766
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                              8.75       7,950,000(d)            8,178,563
Rainbow Natl Services LLC
 Sr Sub Deb
  09-01-14                             10.38       1,885,000(d)            2,042,869
RH Donnelley
 Sr Disc Nts Series A-1
  01-15-13                              6.88       1,370,000               1,226,150
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                              6.88       3,754,000               3,359,830
RH Donnelley
 Sr Nts
  10-15-17                              8.88       2,105,000(d)            1,957,650
RH Donnelley
 Sr Unsecured
  01-15-13                              6.88       5,687,000               5,089,865
                                                                     ---------------
Total                                                                     73,197,122
------------------------------------------------------------------------------------

METALS (1.0%)
CII Carbon LLC
  11-15-15                             11.13       2,195,000(d)            2,173,050
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                              8.25       5,130,000               5,437,800
  04-01-17                              8.38         870,000                 933,075
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                              8.74       2,577,000(d,i,j)        2,164,680
                                                                     ---------------
Total                                                                     10,708,605
------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.2%)
GMAC LLC
  08-28-12                              6.88       1,885,000               1,579,562
------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.9%)
Helix Energy Solutions Group
 Sr Unsecured
  01-15-16                              9.50       6,700,000(d)            6,817,250
Key Energy Services
 Sr Nts
  12-01-14                              8.38       7,675,000(d)            7,847,687
Quicksilver Resources
  04-01-16                              7.13       5,215,000               5,123,738
                                                                     ---------------
Total                                                                     19,788,675
------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.8%)
Cardtronics
  08-15-13                              9.25       6,951,000               6,794,603

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
OTHER FINANCIAL INSTITUTIONS (CONT.)
Cardtronics
 Sr Sub Nts
  08-15-13                              9.25%     $4,480,000(d)           $4,379,200
Triad Acquisition
 Sr Unsecured Series B
  05-01-13                             11.13      10,460,000               7,740,400
                                                                     ---------------
Total                                                                     18,914,203
------------------------------------------------------------------------------------

OTHER INDUSTRY (1.1%)
Baldor Electric
  02-15-17                              8.63       3,040,000               3,131,200
Chart Inds
 Sr Sub Nts
  10-15-15                              9.13       5,890,000               6,037,250
Leucadia Natl
 Sr Unsecured
  09-15-15                              8.13       2,380,000               2,398,302
                                                                     ---------------
Total                                                                     11,566,752
------------------------------------------------------------------------------------

PACKAGING (1.2%)
Crown Americas LLC/Capital
  11-15-15                              7.75       7,253,000               7,470,590
Owens-Brockway Glass Container
  05-15-13                              8.25       5,060,000               5,249,750
                                                                     ---------------
Total                                                                     12,720,340
------------------------------------------------------------------------------------

PAPER (4.3%)
Abitibi-Consolidated
  08-01-10                              8.55       2,985,000(c)            2,611,875
Boise Cascade LLC
  10-15-14                              7.13       6,090,000               5,892,075
Cascades
 Sr Nts
  02-15-13                              7.25       3,670,000(c)            3,440,625
Georgia-Pacific
  01-15-17                              7.13       6,617,000(d)            6,435,033
Jefferson Smurfit US
  06-01-13                              7.50       5,840,000               5,591,800
NewPage
  05-01-12                             10.00       7,670,000               7,708,350
NewPage
 Secured
  05-01-12                             10.00       2,603,000(d)            2,616,015
Norampac
  06-01-13                              6.75       4,270,000(c)            3,896,375
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                              8.00       6,205,000               5,995,581
                                                                     ---------------
Total                                                                     44,187,729
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Warner Chilcott
  02-01-15                              8.75       6,469,000               6,663,070
------------------------------------------------------------------------------------

RAILROADS (0.3%)
Kansas City Southern de Mexico
 Sr Nts
  06-01-14                              7.38       2,734,000(c,d)          2,648,563
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  221

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

REITS (0.9%)
Realogy
  04-15-15                             12.38%    $15,226,000(d)           $9,592,380
------------------------------------------------------------------------------------

RETAILERS (0.9%)
Claire's Stores
  06-01-17                             10.50       9,473,000(d)            5,068,055
Neiman Marcus Group
  10-15-15                             10.38       3,670,000               3,821,388
                                                                     ---------------
Total                                                                      8,889,443
------------------------------------------------------------------------------------

TECHNOLOGY (3.4%)
Communications & Power Inds
  02-01-12                              8.00       8,385,000               8,385,000
CPI Intl
 Sr Unsecured
  02-01-15                             11.06       1,720,000(i)            1,745,800
Freescale Semiconductor
 Pay-in-kind
  12-15-14                              9.13       6,483,000(j)            5,510,550
SS&C Technologies
  12-01-13                             11.75       2,195,000               2,370,600
SunGard Data Systems
  08-15-15                             10.25       8,030,000               8,210,675
West Corp
  10-15-16                             11.00       8,960,000               8,892,800
                                                                     ---------------
Total                                                                     35,115,425
------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
Hertz
  01-01-16                             10.50       2,694,000               2,788,290
Quality Distribution LLC/Capital
  01-15-12                              9.74       2,651,000(i)            2,385,900
                                                                     ---------------
Total                                                                      5,174,190
------------------------------------------------------------------------------------

WIRELESS (3.0%)
American Tower
 Sr Nts
  10-15-12                              7.13       7,815,000               8,029,913
Centennial Communications
 Sr Nts
  01-01-13                             10.00       3,955,000               4,113,200
Cricket Communications
  11-01-14                              9.38       2,035,000               1,907,813
MetroPCS Wireless
  11-01-14                              9.25       8,365,000               7,863,100
Nextel Communications
 Series D
  08-01-15                              7.38       9,040,000               8,900,955
                                                                     ---------------
Total                                                                     30,814,981
------------------------------------------------------------------------------------

WIRELINES (3.5%)
Citizens Communications
 Sr Unsecured
  03-15-19                              7.13       3,525,000               3,348,750
GCI
 Sr Unsecured
  02-15-14                              7.25       6,454,000               5,848,938

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
WIRELINES (CONT.)
Level 3 Financing
  03-15-13                             12.25%     $3,135,000              $3,166,350
  11-01-14                              9.25       2,279,000               2,062,495
  02-15-17                              8.75         555,000                 475,913
Qwest
 Sr Nts
  06-15-15                              7.63       7,015,000               7,137,762
Windstream
  08-01-16                              8.63      11,256,000              11,818,799
  03-15-19                              7.00       2,825,000               2,690,813
                                                                     ---------------
Total                                                                     36,549,820
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $871,372,480)                                                    $831,474,132
------------------------------------------------------------------------------------

SENIOR LOANS (14.7%)(l)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)
AEROSPACE & DEFENSE (0.4%)
Acts
 Term Loan
  10-05-14                              8.47%     $4,673,473              $4,451,483
------------------------------------------------------------------------------------

AUTOMOTIVE (0.4%)
Ford Motor
 Term Loan
  12-15-13                              8.00       4,175,669               3,858,067
------------------------------------------------------------------------------------

CHEMICALS (0.5%)
Celanese
 Term Loan
  04-06-14                              6.98       5,676,475(c)            5,480,182
------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.5%)
Spectrum Brands
 Synthetic Letter of Credit
  04-04-13                              5.09         147,227                 142,442
Spectrum Brands
 Tranche B1 Term Loan
  04-04-13                         8.88-9.25       5,369,423               5,194,917
                                                                     ---------------
Total                                                                      5,337,359
------------------------------------------------------------------------------------

ENTERTAINMENT (0.3%)
AMC Entertainment
 Term Loan
  06-13-12                              9.99       3,561,170               3,454,334
------------------------------------------------------------------------------------

GAMING (1.5%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  TBD                                    TBD       3,344,751(g,m,n)        3,118,980
Fontainebleau Las Vegas
 Tranche B Term Loan
  06-05-14                              8.40       6,689,502               6,237,962
Great Lakes Gaming of Michigan
 Term Loan
  09-15-12                              9.00       5,987,432(k)            5,867,683
                                                                     ---------------
Total                                                                     15,224,625
------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)

HEALTH CARE (1.7%)
HCA
 Tranche B Term Loan
  1-21-13                               7.08%     $7,523,150              $7,228,092
IASIS Healthcare LLC
 Term Loan
  06-15-14                             10.32      11,987,948              11,178,762
                                                                     ---------------
Total                                                                     18,406,854
------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.6%)
Sandridge Energy
 Term Loan
  04-01-15                              8.63       5,850,000               5,820,750
------------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
Asurion
 2nd Lien Term Loan
  07-02-15                       11.38-11.75       2,123,000               2,055,765
------------------------------------------------------------------------------------

MEDIA CABLE (1.2%)
Charter Communications
 Term Loan
  TBD                                    TBD       2,160,000(g,n)          2,014,827
Charter Communications
 Term Loan
  03-06-13                              6.99      10,580,000               9,868,918
                                                                     ---------------
Total                                                                     11,883,745
------------------------------------------------------------------------------------

MEDIA NON CABLE (1.6%)
Intelsat Bermuda
 Term Loan
  02-01-14                              7.73       4,670,000(c)            4,597,989
Nielsen Finance
 Term Loan
  08-09-13                         7.15-7.49      12,196,669(c)           11,579,273
                                                                     ---------------
Total                                                                     16,177,262
------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.1%)
Dresser
 2nd Lien Term Loan
  05-04-15                             11.13      12,405,000              11,784,750
------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
ACE Cash Express
 Tranche B Term Loan
  10-05-13                         7.86-8.39       6,290,324               5,787,098
------------------------------------------------------------------------------------

PAPER (0.2%)
Newpage Corp
 Term Loan
  TBD                                    TBD       1,925,000(g,n)          1,909,754
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Mylan
 Tranche B Term Loan
  TBD                                    TBD       3,340,000(g,n)          3,303,260
------------------------------------------------------------------------------------

RETAILERS (0.9%)
Claire's Stores
 Tranche B Term Loan
  05-29-14                         7.58-7.95       4,588,500               3,869,620

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 222 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)
RETAILERS (CONT.)
Toys "R" Us
Term Loan
  TBD                                    TBD        $756,219(g,n)           $740,777
Toys "R" Us
 Term Loan
  07-19-12                              9.16%      4,308,458               4,220,479
                                                                     ---------------
Total                                                                      8,830,876
------------------------------------------------------------------------------------

TECHNOLOGY (1.1%)
Flextronics Intl
 Tranche AIA
 Delayed Draw Term Loan
  TBD                                    TBD       2,496,942               2,434,519
Flextronics Intl
 Term Loan
  10-01-14                              7.39       8,689,359               8,472,125
                                                                     ---------------
Total                                                                     10,906,644
------------------------------------------------------------------------------------

WIRELESS (0.2%)
Trilogy Intl
 Term Loan
  06-29-12                         8.33-8.70       2,035,000               1,851,850
------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)

WIRELINES (1.4%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                              7.49%     $5,930,000              $5,700,213
Qwest
 Tranche B Term Loan
  06-30-10                              6.95       8,955,000               9,051,982
                                                                     ---------------
Total                                                                     14,752,195
------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $156,798,153)                                                    $151,276,853
------------------------------------------------------------------------------------

COMMON STOCKS (--%)
ISSUER                                            SHARES                    VALUE(A)
OIL, GAS & CONSUMABLE FUELS (--%)
Link Energy LLC Unit                                 494,265(b,e)            $10,132
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Crown Paper Escrow                                 4,785,000(b)                    5
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,913,363)                                                           $10,137
------------------------------------------------------------------------------------

OTHER (0.1%)
ISSUER                                            SHARES                    VALUE(A)

OTHER FINANCIAL INSTITUTIONS
Varde Fund V LP                                    5,000,000(b,e,k)         $606,450
------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                 $606,450
------------------------------------------------------------------------------------

MONEY MARKET FUND (4.4%)
ISSUER                                            SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                        45,574,934(o)          $45,574,934
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $45,574,934)                                                      $45,574,934
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,077,658,930)(p)                                             $1,028,942,506
====================================================================================

INVESTMENTS IN DERIVATIVES
CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                            NOTIONAL
                                             REFERENCED         BUY/SELL    PAY/RECEIVE     EXPIRATION     PRINCIPAL
COUNTERPARTY                                   ENTITY          PROTECTION   FIXED RATE         DATE          AMOUNT
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing                  Ford Motor     Sell        6.60%       Sept. 20, 2012   $1,950,000
Merrill Lynch International             Hovnanian Enterprises     Sell         5.00       Sept. 20, 2012    1,425,000
Goldman Sachs, LLP                      Hovnanian Enterprises     Sell         9.60       Sept. 20, 2012    2,245,000
Goldman Sachs, LLP                           Standard Pacific     Sell         5.00       Sept. 20, 2012    1,435,000
Lehman Brothers Special Financing                  Ford Motor     Sell         6.75        Dec. 20, 2012    1,900,000
Lehman Brothers Special Financing                        GMAC     Sell         5.25        Dec. 20, 2012    1,512,000
JP Morgan Chase Bank                    Hovnanian Enterprises     Sell         8.80        Dec. 20, 2012    4,000,000
Merrill Lynch International                  Standard Pacific     Sell         5.00        Dec. 20, 2012    1,435,000
Morgan Stanley                               Standard Pacific     Sell         5.00        Dec. 20, 2012    1,900,000
---------------------------------------------------------------------------------------------------------------------
Total
---------------------------------------------------------------------------------------------------------------------


                                        PREMIUM       UNREALIZED
COUNTERPARTY                         PAID/RECEIVED   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing            $--        $(66,149)
Merrill Lynch International              199,500         (96,953)
Goldman Sachs, LLP                            --        (196,986)
Goldman Sachs, LLP                       200,900        (237,196)
Lehman Brothers Special Financing             --         (62,141)
Lehman Brothers Special Financing             --        (102,258)
JP Morgan Chase Bank                          --        (432,099)
Merrill Lynch International              222,425        (216,290)
Morgan Stanley                           399,000        (181,853)
---------------------------------------------------------------------------------------------------------------------
Total                                 $1,021,825     $(1,591,925)
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                                       NOTIONAL
                                                                                                     EXPIRATION       PRINCIPAL
COUNTERPARTY                    FUND RECEIVES                            FUND PAYS                      DATE            AMOUNT
  ------------------------------------------------------------------------------------------------------------------------------
Citibank              Spread on Lehman Brothers Baa          Absolute value of the spread           Jan. 1, 2008      $3,900,000
                      8.5+ Commercial Mortgage-Backed        return amount, if such amount is
                      Securities Index plus 1.00% times      negative
                      notional amount plus spread
                      return amount, if such amount is
                      positive
Wachovia              Total return on Lehman Brothers        Floating rate based on 1-month         Jan. 1, 2008       4,550,000
                      Baa 8.5+ Commercial                    LIBOR plus 1.10%
                      Mortgage-Backed Securities Index
--------------------------------------------------------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------------------------------------------------------

                    UNREALIZED
COUNTERPARTY        DEPRECIATION
  ------------------------------------------------------------------------------------------------------------------------------
Citibank             $(119,570)
Wachovia              (124,978)
--------------------------------------------------------------------------------------------------------------------------------
Total                $(244,548)
--------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  223

RiverSource VP - High Yield Bond Fund

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2007, the value of foreign securities represented 6.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $172,866,991 or 16.7% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $11,250,426.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                                          03-01-07 thru 09-15-07         $5,883,589
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs Series AU4 2015                       02-09-00 thru 04-09-02          1,548,157
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs Series AV2 2015                       12-11-01 thru 08-28-02            482,184
Varde Fund V LP                                                 04-27-00 thru 06-19-00                 --*

     * The original cost for this position in fiscal year 2004 was $5,000,000. From Sept. 29, 2004 through March 7, 2005, $5,000,000 was returned to the fund in the form of return of capital.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m) At Dec. 31, 2007, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Fontainebleau Las Vegas                                              $3,298,693

(n) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(o)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(p) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $1,076,790,686 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                 $6,779,153
Unrealized depreciation                                                (54,627,333)
----------------------------------------------------------------------------------
Net unrealized depreciation                                           $(47,848,180)
----------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 224 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Income Opportunities Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (81.7%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
ASSET-BACKED (0.3%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15%        $2,000,000(d)             $2,003,096
--------------------------------------------------------------------------------------

MORTGAGE-BACKED (0.3%)(f)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                           5.36          2,899,342(h)              2,235,648
--------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (2.7%)
Alion Science and Technology
  02-01-15                          10.25          4,650,000                 3,964,124
DRS Technologies
  11-01-13                           6.88          2,575,000                 2,562,125
  02-01-16                           6.63          3,585,000                 3,540,188
  02-01-18                           7.63          3,705,000                 3,751,313
L-3 Communications
  06-15-12                           7.63          1,650,000                 1,685,063
  07-15-13                           6.13             80,000                    78,600
  01-15-15                           5.88            225,000                   217,125
L-3 Communications
 Series B
  10-15-15                           6.38          3,185,000                 3,137,225
TransDigm
  07-15-14                           7.75          1,260,000                 1,278,900
                                                                       ---------------
Total                                                                       20,214,663
--------------------------------------------------------------------------------------

AUTOMOTIVE (2.7%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                           9.88         12,567,000                11,969,565
Ford Motor Credit LLC
 Sr Unsecured
  01-13-12                           7.99          1,995,000(h)              1,693,986
GMAC
 Sr Unsecured
  04-15-16                           7.70          2,974,000                 2,520,465
RSC Equipment Rental
  12-01-14                           9.50          3,035,000                 2,716,325
Tenneco
 Sr Unsecured
  11-15-15                           8.13            630,000(d)                623,700
                                                                       ---------------
Total                                                                       19,524,041
--------------------------------------------------------------------------------------

BANKING (0.1%)
Washington Mutual Bank
 Sub Nts
  08-15-14                           5.65            875,000                   768,968
--------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

BROKERAGE (0.3%)
Lehman Brothers Holdings
 Sub Nts
  12-28-17                           6.75%        $1,910,000                $1,964,817
--------------------------------------------------------------------------------------

BUILDING MATERIALS (0.5%)
Gibraltar Inds
 Series B
  12-01-15                           8.00          1,615,000                 1,453,500
Norcraft Companies LP/Finance
  11-01-11                           9.00          1,676,000                 1,701,140
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                           8.89            280,000(i)                252,000
                                                                       ---------------
Total                                                                        3,406,640
--------------------------------------------------------------------------------------

CHEMICALS (2.9%)
Chemtura
  06-01-16                           6.88          5,702,000                 5,359,880
Hexion US Finance/Nova Scotia Finance
  11-15-14                           9.75          4,034,000                 4,356,720
INVISTA
 Sr Unsecured
  05-01-12                           9.25          2,530,000(d)              2,637,525
Momentive Performance Materials
 Pay-in-kind
  12-01-14                          10.13          4,315,000(d,e)            3,948,225
NALCO
 Sr Unsecured
  11-15-11                           7.75          2,175,000                 2,202,188
NewMarket
  12-15-16                           7.13          3,010,000                 2,979,900
                                                                       ---------------
Total                                                                       21,484,438
--------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.0%)
Terex
 Sr Sub Nts
  11-15-17                           8.00          2,520,000                 2,551,500
United Rentals North America
  02-15-12                           6.50          5,480,000                 4,973,100
                                                                       ---------------
Total                                                                        7,524,600
--------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.3%)
Chattem
 Sr Sub Nts
  03-01-14                           7.00          2,600,000                 2,567,500
Jarden
  05-01-17                           7.50          4,635,000                 3,974,513
Sealy Mattress
  06-15-14                           8.25            566,000                   540,530
Visant
  10-01-12                           7.63          2,615,000                 2,628,075

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
CONSUMER PRODUCTS (CONT.)
Visant Holding
 Sr Nts
  12-01-13                           8.75%          $694,000                  $697,470
Vitro
  02-01-12                           8.63          3,000,000(c)              2,820,000
  02-01-17                           9.13          4,205,000(c)              3,868,600
                                                                       ---------------
Total                                                                       17,096,688
--------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
Actuant
 Sr Nts
  06-15-17                           6.88          1,815,000(d)              1,796,850
--------------------------------------------------------------------------------------

ELECTRIC (4.7%)
AES
 Sr Nts
  10-15-17                           8.00          1,040,000(d)              1,063,400
Dynegy Holdings
 Sr Unsecured
  05-01-16                           8.38          2,300,000                 2,248,250
  05-15-18                           7.13          1,325,000                 1,172,625
  06-01-19                           7.75          5,000,000                 4,612,499
Edison Mission Energy
 Sr Unsecured
  06-15-13                           7.50          3,510,000                 3,597,750
  06-15-16                           7.75            600,000                   618,000
  05-15-17                           7.00          1,650,000                 1,621,125
Energy Future Holdings
  11-01-17                          10.88          3,925,000(d)              3,944,624
IPALCO Enterprises
 Secured
  11-14-08                           8.38             65,000                    66,138
  11-14-11                           8.63          1,540,000                 1,609,300
Mirant Americas Generation LLC
 Sr Unsecured
  10-01-21                           8.50            445,000                   408,288
  05-01-31                           9.13            405,000                   378,675
Mirant North America LLC
  12-31-13                           7.38          7,035,000                 7,052,587
Nevada Power
  04-15-12                           6.50            550,000                   569,628
NRG Energy
  02-01-14                           7.25          1,050,000                 1,023,750
  02-01-16                           7.38            245,000                   238,875
  01-15-17                           7.38          3,010,000                 2,934,750
Reliant Energy
  12-15-14                           6.75          1,355,000                 1,361,775
                                                                       ---------------
Total                                                                       34,522,039
--------------------------------------------------------------------------------------

ENVIRONMENTAL (1.4%)
Allied Waste North America
 Secured
  02-15-14                           6.13          5,721,000                 5,499,311

                                                                             See
accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  225

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
ENVIRONMENTAL (CONT.)
Allied Waste North America
Series B
  05-15-16                           7.13%          $775,000                  $769,188
Clean Harbors
  07-15-12                          11.25            120,000                   128,850
WCA Waste
  06-15-14                           9.25          3,600,000                 3,663,000
                                                                       ---------------
Total                                                                       10,060,349
--------------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.5%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                           9.79          5,440,000(i)              5,086,400
Constellation Brands
  12-15-14                           8.38          4,360,000                 4,414,500
  09-01-16                           7.25          3,665,000                 3,435,938
  05-15-17                           7.25          1,365,000(d)              1,266,038
Cott Beverages USA
  12-15-11                           8.00         10,810,000                10,053,299
Smithfield Foods
 Sr Unsecured
  07-01-17                           7.75          1,473,000                 1,425,128
                                                                       ---------------
Total                                                                       25,681,303
--------------------------------------------------------------------------------------

GAMING (6.0%)
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                          10.13          4,190,000                 4,326,175
Harrah's Operating
  10-01-17                           5.75            585,000                   396,338
Indianapolis Downs LLC/Capital
 Secured
  11-01-12                          11.00          2,215,000(d)              2,176,238
Majestic Star Casino LLC/Capital
  10-15-10                           9.50          4,526,000                 4,277,070
MGM Mirage
  04-01-13                           6.75          4,845,000                 4,699,649
  06-01-16                           7.50          4,675,000                 4,628,250
Pokagon Gaming Authority
 Sr Nts
  06-15-14                          10.38          1,865,000(d)              2,004,875
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                           9.38          6,965,000(d)              6,773,462
Station Casinos
 Sr Nts
  04-01-12                           6.00          3,325,000                 2,959,250
Station Casinos
 Sr Unsecured
  08-15-16                           7.75          3,815,000                 3,443,038
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                           9.00          5,155,000(d)              5,258,099

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
GAMING (CONT.)
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                           6.63%        $2,035,000(d)             $1,999,388
  12-01-14                           6.63            980,000                   962,850
                                                                       ---------------
Total                                                                       43,904,682
--------------------------------------------------------------------------------------

GAS PIPELINES (2.2%)
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80            320,000                   333,108
El Paso
 Sr Sub Nts
  06-15-14                           6.88          1,400,000                 1,410,114
Southern Star Central
 Sr Nts
  03-01-16                           6.75          4,830,000                 4,624,725
Tennessee Gas Pipeline
  12-15-11                           6.00          1,071,000                 1,060,290
Williams Partners LP/Finance
 Sr Unsecured
  02-01-17                           7.25          8,860,000                 9,125,799
                                                                       ---------------
Total                                                                       16,554,036
--------------------------------------------------------------------------------------

HEALTH CARE (5.9%)
Community Health Systems
  07-15-15                           8.88          7,795,000                 7,941,155
DaVita
  03-15-15                           7.25          4,840,000                 4,852,100
HCA
 Secured
  11-15-16                           9.25          3,440,000                 3,612,000
HCA
 Secured Pay-in-kind
  11-15-16                           9.63          5,632,000(e)              5,955,840
IASIS Healthcare LLC/Capital
 Bank Guaranteed
  06-15-14                           8.75            565,000                   565,000
MedCath Holdings
  07-15-12                           9.88            610,000                   637,450
Omnicare
  12-15-13                           6.75          5,760,000                 5,414,400
  12-15-15                           6.88          4,920,000                 4,575,600
Omnicare
 Sr Sub Nts
  06-01-13                           6.13          2,645,000                 2,406,950
Select Medical
  02-01-15                           7.63          5,000,000                 4,275,000
Select Medical
 Sr Unsecured
  09-15-15                          11.26          3,370,000(h)              2,931,900
                                                                       ---------------
Total                                                                       43,167,395
--------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.4%)
DR Horton
 Sr Unsub
  04-15-16                           6.50          1,560,000                 1,353,492

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
HOME CONSTRUCTION (CONT.)
KB HOME
 Sr Sub Nts
  12-15-08                           8.63%        $4,955,000                $4,855,900
Meritage Homes
 Sr Nts
  05-01-14                           7.00          1,000,000                   715,000
Standard Pacific
 Sr Sub Nts
  04-15-12                           9.25            807,000                   395,430
Standard Pacific
 Sr Unsecured
  10-01-08                           6.50          2,595,000                 2,296,575
William Lyon Homes
  02-15-14                           7.50            570,000                   342,000
                                                                       ---------------
Total                                                                        9,958,397
--------------------------------------------------------------------------------------

INDEPENDENT ENERGY (6.2%)
Chesapeake Energy
  07-15-13                           7.63          1,405,000                 1,447,150
  06-15-14                           7.50            225,000                   228,938
  08-15-14                           7.00          1,230,000                 1,236,150
  01-15-16                           6.63          1,280,000                 1,251,200
  01-15-16                           6.88          4,170,000                 4,128,300
  01-15-18                           6.25            175,000                   168,000
Compton Petroleum Finance
  12-01-13                           7.63          3,875,000(c)              3,603,750
Connacher Oil and Gas
 Secured
  12-15-15                          10.25          4,206,000(c,d)            4,200,742
Denbury Resources
  04-01-13                           7.50            275,000                   277,750
Denbury Resources
 Sr Sub Nts
  12-15-15                           7.50          1,740,000                 1,755,225
EXCO Resources
  01-15-11                           7.25          4,112,000                 3,957,800
Forest Oil
 Sr Nts
  06-15-19                           7.25          1,620,000(d)              1,628,100
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                           7.75          6,600,000(d)              6,484,499
KCS Energy
  04-01-12                           7.13          5,505,000                 5,298,562
PetroHawk Energy
  07-15-13                           9.13          3,445,000                 3,625,863
Range Resources
  03-15-15                           6.38          2,200,000                 2,145,000
  05-15-16                           7.50          4,005,000                 4,085,100
                                                                       ---------------
Total                                                                       45,522,129
--------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.5%)
Texas Competitive Electric Holdings LLC
  11-01-15                          10.25          3,665,000(d)              3,628,350
--------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 226 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

MEDIA CABLE (2.7%)
Cablevision Systems
 Sr Unsecured Series B
  04-15-12                           8.00%        $2,540,000                $2,463,800
Charter Communications Operating LLC/Capital
 Secured
  04-30-12                           8.00          4,390,000(d)              4,236,350
Charter Communications Operating LLC/Capital
 Sr Nts
  04-30-14                           8.38          2,555,000(d)              2,471,963
CSC Holdings
  07-15-18                           7.63          1,310,000                 1,203,563
CSC Holdings
 Sr Nts Series B
  07-15-09                           8.13            485,000                   492,881
Mediacom LLC/Capital
 Sr Unsecured
  01-15-13                           9.50            445,000                   413,294
Quebecor Media
 Sr Nts
  03-15-16                           7.75          5,167,000(c)              4,960,319
Quebecor Media
 Sr Unsecured
  03-15-16                           7.75          1,230,000(c,d)            1,183,875
Videotron Ltee
  12-15-15                           6.38          1,000,000(c)                938,750
Virgin Media Finance
  04-15-14                           8.75          1,380,000(c)              1,369,650
                                                                       ---------------
Total                                                                       19,734,445
--------------------------------------------------------------------------------------

MEDIA NON CABLE (7.4%)
Clear Channel Communications
 Sr Unsub
  12-15-16                           5.50          2,663,000                 1,940,366
Dex Media
 Sr Disc Nts
 (Zero coupon through 11-15-08,
 thereafter 9.00%)
  11-15-13                           8.33          4,665,000(i)              4,245,150
Dex Media
 Sr Unsecured
  11-15-13                           8.00          5,440,000                 5,113,600
DIRECTV Holdings LLC/Finance
  06-15-15                           6.38          1,225,000                 1,176,000
EchoStar DBS
  10-01-11                           6.38            185,000                   182,780
  10-01-14                           6.63          3,990,000                 3,970,050
  02-01-16                           7.13          7,440,000                 7,588,799
Idearc
  11-15-16                           8.00          2,444,000                 2,242,370
Lamar Media
 Series B
  08-15-15                           6.63            740,000                   719,650
Lamar Media
 Sr Sub Nts
  08-15-15                           6.63          5,246,000(d)              5,114,850

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
MEDIA NON CABLE (CONT.)
Lamar Media
 Sr Unsecured
  08-15-15                           6.63%        $1,219,000                $1,185,478
LBI Media
 Sr Sub Nts
  08-01-17                           8.50            974,000(d)                939,910
Liberty Media LLC
 Sr Nts
  05-15-13                           5.70          2,490,000                 2,306,766
Liberty Media LLC
 Sr Unsecured
  02-01-30                           8.25            862,000                   827,211
LIN TV
  05-15-13                           6.50            380,000                   357,675
Radio One
  02-15-13                           6.38            285,000                   235,481
Radio One
 Series B
  07-01-11                           8.88          4,600,000                 4,306,750
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                           8.75          5,130,000(d)              5,277,487
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                           6.88             93,000                    83,235
Salem Communications Holding
  12-15-10                           7.75          7,179,000                 7,152,078
                                                                       ---------------
Total                                                                       54,965,686
--------------------------------------------------------------------------------------

METALS (2.2%)
CII Carbon LLC
  11-15-15                          11.13          1,430,000(d)              1,415,700
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25          6,385,000                 6,768,100
  04-01-17                           8.38          2,890,000                 3,099,525
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                           8.74          1,182,000(d,e)              992,880
Peabody Energy
  11-01-16                           7.38          2,060,000                 2,111,500
Peabody Energy
 Series B
  03-15-13                           6.88          1,918,000                 1,927,590
                                                                       ---------------
Total                                                                       16,315,295
--------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.1%)
GMAC LLC
  09-15-11                           6.88          9,550,000                 8,169,968
--------------------------------------------------------------------------------------

OIL FIELD SERVICES (2.1%)
Helix Energy Solutions Group
 Sr Unsecured
  01-15-16                           9.50          4,615,000(d)              4,695,763
Key Energy Services
 Sr Nts
  12-01-14                           8.38          4,975,000(d)              5,086,937

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
OIL FIELD SERVICES (CONT.)
OPTI Canada
  12-15-14                           8.25%        $2,799,000(c,d)           $2,767,511
Quicksilver Resources
  04-01-16                           7.13          3,310,000                 3,252,075
                                                                       ---------------
Total                                                                       15,802,286
--------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (2.3%)
Cardtronics
  08-15-13                           9.25          3,141,000                 3,070,328
Cardtronics
 Sr Sub Nts
  08-15-13                           9.25          5,045,000(d)              4,931,487
Dow Jones CDX High Yield Index
 Secured
  12-29-12                           8.75          5,000,000(d)              4,931,250
Triad Acquisition
 Sr Unsecured Series B
  05-01-13                          11.13          5,695,000                 4,214,300
                                                                       ---------------
Total                                                                       17,147,365
--------------------------------------------------------------------------------------

OTHER INDUSTRY (1.9%)
Baldor Electric
  02-15-17                           8.63          7,653,000                 7,882,590
Chart Inds
 Sr Sub Nts
  10-15-15                           9.13          4,695,000                 4,812,375
Leucadia Natl
 Sr Unsecured
  09-15-15                           8.13          1,365,000                 1,375,497
                                                                       ---------------
Total                                                                       14,070,462
--------------------------------------------------------------------------------------

PACKAGING (1.6%)
Crown Americas LLC/Capital
  11-15-13                           7.63          1,225,000                 1,252,563
Crown Cork & Seal
  04-15-23                           8.00          2,425,000                 2,303,750
Greif
 Sr Unsecured
  02-01-17                           6.75          2,590,000                 2,531,725
Owens-Brockway Glass Container
  05-15-13                           8.25          2,715,000                 2,816,812
Silgan Holdings
 Sr Sub Nts
  11-15-13                           6.75          2,650,000                 2,570,500
                                                                       ---------------
Total                                                                       11,475,350
--------------------------------------------------------------------------------------

PAPER (4.0%)
Abitibi-Consolidated
  08-01-10                           8.55          1,625,000(c)              1,421,875
Boise Cascade LLC
  10-15-14                           7.13          1,885,000                 1,823,738
Cascades
 Sr Nts
  02-15-13                           7.25          2,950,000(c)              2,765,625
Georgia-Pacific
  01-15-17                           7.13          5,332,000(d)              5,185,370
NewPage
  05-01-12                          10.00          4,157,000                 4,177,785


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  227

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
PAPER (CONT.)
Norampac
  06-01-13                           6.75%        $2,250,000(c)             $2,053,125
Smurfit-Stone Container Enterprises
 Sr Nts
  07-01-12                           8.38          2,160,000                 2,143,800
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00         10,350,000                10,000,687
                                                                       ---------------
Total                                                                       29,572,005
--------------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Elan Finance
  11-15-11                           7.75          3,600,000(c)              3,384,000
Warner Chilcott
  02-01-15                           8.75          5,220,000                 5,376,600
                                                                       ---------------
Total                                                                        8,760,600
--------------------------------------------------------------------------------------

RAILROADS (0.8%)
Kansas City Southern de Mexico
 Sr Nts
  06-01-14                           7.38          3,050,000(c,d)            2,954,688
Kansas City Southern de Mexico
 Sr Unsub
  12-01-13                           7.63          3,000,000(c)              2,958,750
                                                                       ---------------
Total                                                                        5,913,438
--------------------------------------------------------------------------------------

REITS (0.3%)
Realogy
  04-15-15                          12.38          3,214,000(d)              2,024,820
--------------------------------------------------------------------------------------

RETAILERS (0.1%)
Neiman Marcus Group
 Pay-in-kind
  10-15-15                           9.00            900,000(e)                928,125
--------------------------------------------------------------------------------------

TECHNOLOGY (3.2%)
Communications & Power Inds
  02-01-12                           8.00          3,935,000                 3,935,000
Flextronics Intl
 Sr Sub Nts
  11-15-14                           6.25          2,445,000(c)              2,328,863
Freescale Semiconductor
 Pay-in-kind
  12-15-14                           9.13          5,708,000(e)              4,851,800
Seagate Technology HDD Holdings
  10-01-16                           6.80         10,800,000(c)             10,530,000
West Corp
  10-15-16                          11.00          2,070,000                 2,054,475
                                                                       ---------------
Total                                                                       23,700,138
--------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.8%)
Hertz
  01-01-14                           8.88          5,450,000                 5,524,938
--------------------------------------------------------------------------------------

WIRELESS (0.9%)
Centennial Cellular Operating/Communications
  06-15-13                          10.13          1,200,000                 1,260,000
Nextel Communications
 Series D
  08-01-15                           7.38          4,050,000                 3,987,707

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
WIRELESS (CONT.)
Rural Cellular
 Secured
  03-15-12                           8.25%        $1,550,000                $1,608,125
                                                                       ---------------
Total                                                                        6,855,832
--------------------------------------------------------------------------------------

WIRELINES (4.0%)
Cincinnati Bell
  07-15-13                           7.25            110,000                   110,275
Citizens Communications
 Sr Unsecured
  03-15-15                           6.63          1,600,000                 1,524,000
  03-15-19                           7.13          4,575,000                 4,346,250
Level 3 Financing
  11-01-14                           9.25          1,352,000                 1,223,560
  02-15-17                           8.75          1,960,000                 1,680,700
Qwest
 Sr Nts
  06-15-13                           8.24          4,935,000(h)              5,033,700
  06-15-15                           7.63          4,915,000                 5,001,013
Qwest
 Sr Unsecured
  10-01-14                           7.50            600,000                   609,000
Windstream
  08-01-16                           8.63          6,490,000                 6,814,500
  03-15-19                           7.00          3,000,000                 2,857,500
                                                                       ---------------
Total                                                                       29,200,498
--------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $616,982,205)                                                      $601,180,380
--------------------------------------------------------------------------------------

SENIOR LOANS (10.0%)(j)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                      VALUE(A)
AEROSPACE & DEFENSE (0.4%)
Acts
 Term Loan
  10-05-14                             8.49%      $2,975,166                $2,833,846
--------------------------------------------------------------------------------------

AUTOMOTIVE (0.4%)
Ford Motor
 Term Loan
  12-15-13                             8.00        3,139,251                 2,900,480
--------------------------------------------------------------------------------------

BROKERAGE (0.4%)
Nuveen Investments
 Tranche B Term Loan
  11-12-14                        7.83-7.87        2,715,000                 2,683,099
--------------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
AMC Entertainment
 Term Loan
  06-13-12                             9.99          812,474                   788,100
--------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Pinnacle Foods Holding
 Term Loan
  04-02-14                        7.59-7.95        3,482,500                 3,266,585
--------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                      VALUE(A)

GAMING (0.8%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  TBD                                   TBD       $1,451,794(b,k,l)         $1,353,798
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.40%       2,903,587                 2,707,595
Great Lakes Gaming of Michigan
 Term Loan
  09-15-12                             9.00        2,143,649(g)              2,100,776
                                                                       ---------------
Total                                                                        6,162,169
--------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.5%)
Sandridge Energy
 Term Loan
  TBD                                  8.63        2,850,000(b,l)            2,835,750
  04-01-15                             8.63        8,695,000                 8,651,524
                                                                       ---------------
Total                                                                       11,487,274
--------------------------------------------------------------------------------------

LIFE INSURANCE (1.1%)
Asurion
 1st Lien Term Loan
  07-03-14                             7.88        8,095,000                 7,791,438
--------------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Charter Communications
 Term Loan
  03-06-13                             6.99        3,000,000                 2,798,370
--------------------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)
Intelsat Bermuda
 Term Loan
  02-01-14                             7.73        1,565,000(c)              1,540,868
--------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.0%)
Dresser
 Tranche B 1st Lien Term Loan
  05-04-14                        7.35-7.45        2,101,727                 2,020,810
Dresser
 2nd Lien Term Loan
  05-04-15                            11.13        5,415,000                 5,144,250
                                                                       ---------------
Total                                                                        7,165,060
--------------------------------------------------------------------------------------

PAPER (0.7%)
Newpage Corp
 Term Loan
  TBD                                   TBD        4,843,000(b,l)            4,804,643
--------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Mylan
 Tranche B Term Loan
  TBD                                   TBD        4,325,000(b,l)            4,277,425
--------------------------------------------------------------------------------------

RETAILERS (0.3%)
Claire's Stores
 Term Loan
  05-29-14                        7.58-7.95        2,487,500                 2,097,783
--------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 228 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                      VALUE(A)

TECHNOLOGY (1.3%)
Flextronics Intl
 Tranche A1A
 Delayed Draw Term Loan
  10-01-14                             7.46%      $1,817,297                $1,771,865
Flextronics Intl
 Term Loan
  10-01-14                             7.39        6,324,193                 6,166,088
West Corp
 Tranche B2 Term Loan
  10-24-13                        7.22-7.47        1,801,834                 1,712,878
                                                                       ---------------
Total                                                                        9,650,831
--------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                      VALUE(A)

WIRELESS (0.4%)
Trilogy Intl
 Term Loan
  06-29-12                             8.33%      $3,620,000                $3,294,200
--------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $75,738,812)                                                        $73,542,171
--------------------------------------------------------------------------------------

MONEY MARKET FUND (8.2%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  60,049,386(m)          $60,049,386
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $60,049,386)                                                      $60,049,386
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $752,770,403)(n)                                                 $734,771,937
====================================================================================

INVESTMENTS IN DERIVATIVES
CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                     REFERENCED             BUY/SELL       PAY/RECEIVE        EXPIRATION
COUNTERPARTY                                           ENTITY              PROTECTION      FIXED RATE            DATE
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley                                       Standard Pacific         Sell           5.00%           June 20, 2012
Merrill Lynch International                     Hovnanian Enterprises         Sell            5.00          Sept. 20, 2012
Goldman Sachs, LLP                              Hovnanian Enterprises         Sell            9.60          Sept. 20, 2012
Morgan Stanley                                  Hovnanian Enterprises         Sell            5.00           Dec. 20, 2012
Goldman Sachs, LLP                                   Standard Pacific         Sell            5.00          Sept. 20, 2012
Merrill Lynch International                          Standard Pacific         Sell            5.00           Dec. 20, 2012
--------------------------------------------------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------------------------------------------------

                                            NOTIONAL       PREMIUM
                                           PRINCIPAL        PAID/         UNREALIZED
COUNTERPARTY                                 AMOUNT        RECEIVED      DEPRECIATION
-----------------------------------------
Morgan Stanley                             $1,000,000      $172,500       $(123,662)
Merrill Lynch International                   715,000       100,100         (42,489)
Goldman Sachs, LLP                            820,000            --         (71,950)
Morgan Stanley                              1,750,000       210,000        (144,078)
Goldman Sachs, LLP                            845,000       118,300        (133,003)
Merrill Lynch International                   845,000       130,975        (120,329)
-----------------------------------------
Total                                                      $731,875       $(635,511)
-----------------------------------------

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                      NOTIONAL
                                                                                  EXPIRATION         PRINCIPAL        UNREALIZED
COUNTERPARTY                     FUND RECEIVES              FUND PAYS                DATE              AMOUNT        DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Wachovia                          Total return on      Floating rate based         Jan. 1, 2008      $2,100,000        $(57,682)
                              Lehman Brothers Baa         on 1-month LIBOR
                                  8.5+ Commercial               plus 1.10%
                                  Mortgage-Backed
                                 Securities Index

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,308,116.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2007, the value of foreign securities represented 7.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $105,648,052 or 14.4% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  229

RiverSource VP - Income Opportunities Fund

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                                          03-01-07 thru 09-15-07         $2,106,470

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(j) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k) At Dec. 31, 2007, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Fontainebleau Las Vegas                                              $1,431,315

(l) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(m)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(n) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $753,242,946 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $3,249,182
Unrealized depreciation                                               (21,720,191)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(18,471,009)
---------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 230 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - International Opportunity Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.7%)(c)
ISSUER                                            SHARES                    VALUE(A)
AUSTRALIA (4.4%)
BIOTECHNOLOGY (0.5%)
CSL                                                  198,195              $6,267,725
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.7%)
Macquarie Group                                      116,841(d)            7,803,731
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Boart Longyear Group                               2,479,064(b)            5,053,534
------------------------------------------------------------------------------------

INSURANCE (0.5%)
QBE Insurance Group                                  208,979               6,056,545
------------------------------------------------------------------------------------

METALS & MINING (2.3%)
BHP Billiton                                         272,158               9,497,339
Newcrest Mining                                      309,714               8,914,869
Rio Tinto                                             75,932(d)            8,817,845
                                                                     ---------------
Total                                                                     27,230,053
------------------------------------------------------------------------------------

BELGIUM (1.6%)
BEVERAGES (0.9%)
InBev                                                121,186              10,056,727
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
Colruyt                                               37,999               8,918,782
------------------------------------------------------------------------------------

BRAZIL (1.9%)
HOUSEHOLD DURABLES (0.4%)
Cyrela Brazil Realty                                 345,900               4,710,625
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.5%)
Petroleo Brasileiro ADR                              152,079              17,525,584
------------------------------------------------------------------------------------

CANADA (1.8%)
OIL, GAS & CONSUMABLE FUELS (1.2%)
Canadian Natural Resources                            70,000               5,113,325
Suncor Energy                                         90,000               9,774,457
                                                                     ---------------
Total                                                                     14,887,782
------------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Canadian Pacific Railway                             110,000               7,109,702
------------------------------------------------------------------------------------

CHINA (0.9%)
COMMERCIAL BANKS
China Merchants Bank Series H                      2,708,500              10,897,550
------------------------------------------------------------------------------------

EGYPT (0.8%)
CONSTRUCTION & ENGINEERING
Orascom Construction Inds GDR                         47,953(h)            9,948,319
------------------------------------------------------------------------------------

FINLAND (1.6%)
COMMUNICATIONS EQUIPMENT
Nokia                                                485,471              18,617,958
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FRANCE (9.6%)
BEVERAGES (1.2%)
Pernod Ricard                                         61,620             $14,195,964
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.7%)
BNP Paribas                                          124,651              13,501,037
Societe Generale                                      46,451               6,706,445
                                                                     ---------------
Total                                                                     20,207,482
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
France Telecom                                       305,964              10,956,007
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
ALSTOM                                                36,636               7,855,427
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Essilor Intl                                         205,268              13,070,747
------------------------------------------------------------------------------------

INSURANCE (1.0%)
Euler Hermes                                          94,049              11,636,677
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
Veolia Environment                                    67,597               6,146,577
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.5%)
Total                                                369,542              30,544,834
------------------------------------------------------------------------------------

GERMANY (8.0%)
AUTO COMPONENTS (0.7%)
Continental                                           65,131               8,483,680
------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Bayer                                                133,272              12,135,403
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.4%)
Wincor Nixdorf                                        57,072               5,368,261
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.0%)
E.ON                                                 106,612              22,628,527
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Carl Zeiss Meditec                                    57,576               1,002,284
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.5%)
Siemens                                              112,164              17,731,268
------------------------------------------------------------------------------------

INSURANCE (0.3%)
Allianz                                               17,928               3,859,049
------------------------------------------------------------------------------------

MACHINERY (0.8%)
MAN                                                   60,048               9,981,102
------------------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
RWE                                                  100,157              14,084,260
------------------------------------------------------------------------------------

GREECE (1.9%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                333,799              11,693,629
Piraeus Bank                                         298,292              11,582,319
                                                                     ---------------
Total                                                                     23,275,948
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HONG KONG (5.4%)
COMMERCIAL BANKS (0.2%)
Bank of East Asia                                    430,000              $2,913,755
------------------------------------------------------------------------------------

DISTRIBUTORS (0.7%)
Li & Fung                                          2,044,000               8,149,278
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
Hong Kong Exchanges and Clearing                     507,000              14,213,858
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
China Overseas Land & Investment                   6,601,250              13,519,963
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Esprit Holdings                                      741,500              10,919,345
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
China Mobile                                         884,000              15,395,210
------------------------------------------------------------------------------------

INDONESIA (0.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia                           1,700,000               1,799,209
------------------------------------------------------------------------------------

IRELAND (0.4%)
CONSTRUCTION MATERIALS
CRH                                                  148,756               5,157,182
------------------------------------------------------------------------------------

ITALY (0.9%)
ENERGY EQUIPMENT & SERVICES
Saipem                                               263,406              10,500,450
------------------------------------------------------------------------------------

JAPAN (15.9%)
AUTO COMPONENTS (0.2%)
Keihin                                               128,000               2,266,047
------------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Honda Motor                                          109,000               3,607,742
Toyota Motor                                         188,100              10,037,280
                                                                     ---------------
Total                                                                     13,645,022
------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Asahi Breweries                                      171,100               2,891,678
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
Asahi Glass                                          347,000               4,598,060
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
Daiwa Securities Group                               301,000               2,707,483
Marusan Securities                                    16,300                 152,078
Nomura Holdings                                      123,200               2,068,179
                                                                     ---------------
Total                                                                      4,927,740
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  231

RiverSource VP - International Opportunity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
JAPAN (CONT.)

CHEMICALS (0.8%)
Kansai Paint                                         344,000              $2,487,862
Shin-Etsu Chemical                                   109,600               6,829,300
                                                                     ---------------
Total                                                                      9,317,162
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
Fukuoka Financial Group                              372,000               2,176,678
Mitsubishi UFJ Financial Group                       894,400               8,450,389
Mizuho Financial Group                                 1,037               4,949,219
Sumitomo Mitsui Financial Group                          697               5,167,940
                                                                     ---------------
Total                                                                     20,744,226
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Okumura                                              483,000(d)            2,349,017
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
ORIX                                                   9,800               1,651,413
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Hoya                                                  42,700               1,353,597
Ibiden                                                32,600               2,258,597
Murata Mfg                                            79,400               4,568,307
Nippon Electric Glass                                183,000               2,982,609
                                                                     ---------------
Total                                                                     11,163,110
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Seven & I Holdings                                    78,100               2,273,370
Sundrug                                              139,300(d)            3,706,916
                                                                     ---------------
Total                                                                      5,980,286
------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Tokyo Gas                                          1,238,000               5,794,256
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Accordia Golf                                          1,384(b)            1,427,847
Pacific Golf Group Intl Holdings                       2,292(b)            2,006,556
                                                                     ---------------
Total                                                                      3,434,403
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.6%)
Daito Trust Construction                              93,000               5,112,006
GOLDCREST                                             69,470               2,054,349
Matsushita Electric Industrial                        88,000               1,806,674
Sekisui Chemical                                     512,000               3,426,523
Sharp                                                289,000               5,165,168
Sony                                                  26,300               1,435,663
                                                                     ---------------
Total                                                                     19,000,383
------------------------------------------------------------------------------------

INSURANCE (0.4%)
T&D Holdings                                          93,200               4,751,288
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
eAccess                                                3,811(d)            2,369,121
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
JAPAN (CONT.)

LEISURE EQUIPMENT & PRODUCTS (0.2%)
NAMCO BANDAI Holdings                                160,000              $2,486,804
------------------------------------------------------------------------------------

MACHINERY (0.5%)
AMADA                                                447,000               3,884,562
Komatsu                                               84,400               2,267,903
                                                                     ---------------
Total                                                                      6,152,465
------------------------------------------------------------------------------------

METALS & MINING (0.4%)
JFE Holdings                                          64,500               3,240,536
Kobe Steel                                           608,000               1,963,884
                                                                     ---------------
Total                                                                      5,204,420
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Ryohin Keikaku                                        17,800               1,070,568
------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.6%)
Canon                                                161,150               7,389,507
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
INPEX Holdings                                           301               3,272,921
Nippon Mining Holdings                               472,000               2,999,477
                                                                     ---------------
Total                                                                      6,272,398
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Daiichi Sankyo                                        68,000               2,096,319
Ono Pharmaceutical                                    66,800               3,124,277
Takeda Pharmaceutical                                 59,800               3,500,303
                                                                     ---------------
Total                                                                      8,720,899
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Mitsui Fudosan                                       200,000               4,321,607
Sumitomo Real Estate Sales                            40,180               1,783,645
                                                                     ---------------
Total                                                                      6,105,252
------------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
East Japan Railway                                       519               4,277,284
------------------------------------------------------------------------------------

SOFTWARE (0.4%)
Nintendo                                               7,200               4,235,646
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Yamada Denki                                          39,320               4,444,054
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Mitsui & Co                                          280,000               5,858,415
Sumitomo                                             170,700               2,392,933
                                                                     ---------------
Total                                                                      8,251,348
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Mitsubishi Logistics                                 297,000               3,318,946
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
KDDI                                                     981               7,272,488
------------------------------------------------------------------------------------

LUXEMBOURG (0.5%)
METALS & MINING
ArcelorMittal                                         79,844               6,178,545
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MEXICO (0.6%)
WIRELESS TELECOMMUNICATION SERVICES
America Movil ADR Series L                           125,547              $7,707,330
------------------------------------------------------------------------------------

NETHERLANDS (1.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Koninklijke (Royal) KPN                              571,085              10,386,220
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
ASML Holding                                         391,311(b)           12,333,642
------------------------------------------------------------------------------------

PORTUGAL (1.0%)
FOOD & STAPLES RETAILING
Jeronimo Martins                                   1,474,564              11,694,775
------------------------------------------------------------------------------------

RUSSIA (0.8%)
OIL, GAS & CONSUMABLE FUELS
Gazprom ADR                                          161,379(h)            9,150,189
------------------------------------------------------------------------------------

SINGAPORE (1.7%)
COMMERCIAL BANKS (0.5%)
DBS Group Holdings                                   422,000               5,998,815
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
Keppel                                             1,001,000               8,933,550
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
City Developments                                    533,200               5,200,867
------------------------------------------------------------------------------------

SOUTH AFRICA (0.2%)
METALS & MINING
First Uranium                                        300,000(b)            2,853,261
------------------------------------------------------------------------------------

SOUTH KOREA (0.7%)
COMMERCIAL BANKS
Shinhan Financial Group                              154,140               8,745,897
------------------------------------------------------------------------------------

SPAIN (2.6%)
COMMERCIAL BANKS (1.2%)
Banco Santander                                      670,410              14,454,238
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Telefonica                                           521,488              16,875,224
------------------------------------------------------------------------------------

SWEDEN (1.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
TeliaSonera                                          724,000               6,764,130
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Hennes & Mauritz Series B                            120,225               7,262,376
------------------------------------------------------------------------------------

SWITZERLAND (6.8%)
CHEMICALS (1.0%)
Syngenta                                              46,271              11,731,899
------------------------------------------------------------------------------------

FOOD PRODUCTS (2.5%)
Nestle                                                65,205              29,916,400
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.8%)
Lonza Group                                           75,012               9,064,422
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 232 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - International Opportunity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SWITZERLAND (CONT.)

METALS & MINING (1.1%)
Xstrata                                              189,906             $13,297,060
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.4%)
Roche Holding                                         99,069              17,111,281
------------------------------------------------------------------------------------

TAIWAN (0.3%)
ELECTRONIC EQUIPMENT & INSTRUMENTS
Hon Hai Precision Industry                           612,000               3,773,039
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (--%)
Taiwan Semiconductor Mfg                                   1                       2
------------------------------------------------------------------------------------

UNITED KINGDOM (25.1%)
AEROSPACE & DEFENSE (1.6%)
BAE Systems                                        1,016,255              10,063,406
Rolls-Royce Group                                    881,277(b)            9,544,715
Rolls-Royce Group Series B                        35,603,590                  77,791
                                                                     ---------------
Total                                                                     19,685,912
------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Johnson Matthey                                      227,632               8,478,485
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.1%)
Standard Chartered                                   678,593              24,712,827
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Serco Group                                        1,054,287               9,683,161
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Cable & Wireless                                   1,661,632               6,117,686
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
UNITED KINGDOM (CONT.)

FOOD & STAPLES RETAILING (4.1%)
Tesco                                              3,385,057             $32,130,847
Wm Morrison Supermarkets                           2,477,486              15,794,842
                                                                     ---------------
Total                                                                     47,925,689
------------------------------------------------------------------------------------

INSURANCE (2.8%)
Admiral Group                                        327,761               7,177,226
Prudential                                         1,004,776              14,117,461
Royal & SunAlliance Insurance Group                4,332,681              12,628,777
                                                                     ---------------
Total                                                                     33,923,464
------------------------------------------------------------------------------------

METALS & MINING (1.6%)
Anglo American                                       193,043              11,692,639
Lonmin                                               117,361               7,171,931
                                                                     ---------------
Total                                                                     18,864,570
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.3%)
BG Group                                           1,778,678              40,720,934
Tullow Oil                                           741,267               9,607,063
                                                                     ---------------
Total                                                                     50,327,997
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Carphone Warehouse Group                           1,016,347               6,899,989
------------------------------------------------------------------------------------

TOBACCO (2.8%)
British American Tobacco                             369,076              14,397,122
Imperial Tobacco Group                               363,550              19,620,764
                                                                     ---------------
Total                                                                     34,017,886
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
UNITED KINGDOM (CONT.)

WIRELESS TELECOMMUNICATION SERVICES (3.2%)
Vodafone Group                                    10,223,257             $38,294,291
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $965,873,456)                                                  $1,179,266,774
------------------------------------------------------------------------------------

OTHER (--%)
ISSUER                                            SHARES                    VALUE(A)
HONG KONG
China Overseas Land & Investment Warrants            550,104(b,f)           $300,557
------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                 $300,557
------------------------------------------------------------------------------------

MONEY MARKET FUND (3.1%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                        37,026,315(g)          $37,026,315
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $37,026,315)                                                      $37,026,315
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,002,899,771)(i)                                             $1,216,593,646
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.1% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.0% of net assets.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES            COST
----------------------------------------------------------------------------------------
China Overseas Land & Investment Warrants                        08-14-07           $--

(g)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(h) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $19,098,508 or 1.6% of net assets.

(i) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $1,007,159,833 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $241,307,472
Unrealized depreciation                                               (31,873,659)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $209,433,813
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  233

RiverSource VP - International Opportunity Fund

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 234 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Equity Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (93.8%)
ISSUER                                            SHARES                      VALUE(A)
AEROSPACE & DEFENSE (3.9%)
Boeing                                               514,890               $45,032,279
DRS Technologies                                      30,962                 1,680,308
General Dynamics                                      28,899                 2,571,722
Goodrich                                             121,698                 8,593,096
Honeywell Intl                                       394,983                24,319,103
L-3 Communications Holdings                           68,741                 7,282,422
Lockheed Martin                                      110,728                11,655,229
Northrop Grumman                                      52,440                 4,123,882
United Technologies                                  181,236                13,871,803
                                                                       ---------------
Total                                                                      119,129,844
--------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
United Parcel Service Cl B                            20,315                 1,436,677
--------------------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                                   51,732(b)              1,844,763
--------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                16,013(b)                451,887
Johnson Controls                                      45,079                 1,624,647
                                                                       ---------------
Total                                                                        2,076,534
--------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
BMW                                                   18,312(c)              1,144,356
Fiat                                                  39,857(c)              1,023,932
Ford Motor                                           159,338(b)              1,072,345
General Motors                                        42,944                 1,068,876
Harley-Davidson                                       19,187                   896,225
                                                                       ---------------
Total                                                                        5,205,734
--------------------------------------------------------------------------------------

BEVERAGES (2.1%)
Coca-Cola                                            398,381                24,448,641
Hansen Natural                                        29,998(b)              1,328,611
Molson Coors Brewing Cl B                            266,325                13,747,697
Pepsi Bottling Group                                   9,771                   385,564
PepsiCo                                              312,244                23,699,320
                                                                       ---------------
Total                                                                       63,609,833
--------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Amgen                                                366,315(b)             17,011,669
Biogen Idec                                          180,182(b)             10,255,959
Celgene                                               73,270(b)              3,385,807
Genentech                                            473,728(b)             31,772,937
Gilead Sciences                                      196,336(b)              9,033,419
                                                                       ---------------
Total                                                                       71,459,791
--------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                112,992                 2,441,757
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

CAPITAL MARKETS (3.7%)
Apollo Mgmt LP                                       612,100(b,e,j)        $13,466,200
Bank of New York Mellon                              166,088                 8,098,451
BlackRock                                              7,877                 1,707,734
Franklin Resources                                    20,608                 2,358,173
Goldman Sachs Group                                   47,109                10,130,790
KKR Private Equity Investors LP Unit               1,218,673                22,145,024
Lehman Brothers Holdings                             112,480                 7,360,691
Merrill Lynch & Co                                   215,040                11,543,347
Morgan Stanley                                       288,576                15,326,271
Oaktree Capital Group LLC Cl A Unit                  129,000(e,j)            4,224,750
Och-Ziff Capital Management Group LLC Cl A           178,240                 4,684,147
State Street                                          66,971                 5,438,045
T Rowe Price Group                                   110,491                 6,726,692
                                                                       ---------------
Total                                                                      113,210,315
--------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Air Products & Chemicals                              16,398                 1,617,335
Ashland                                               21,307                 1,010,591
Dow Chemical                                         257,340                10,144,342
Eastman Chemical                                      39,402                 2,407,068
Ecolab                                                13,217                   676,843
EI du Pont de Nemours & Co                           156,522                 6,901,054
Hercules                                               8,803                   170,338
Intl Flavors & Fragrances                              6,203                   298,550
Monsanto                                              41,395                 4,623,408
PPG Inds                                              12,450                   874,364
Praxair                                               24,274                 2,153,347
Rohm & Haas                                            9,637                   511,436
Sigma-Aldrich                                          9,964                   544,034
                                                                       ---------------
Total                                                                       31,932,710
--------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
BB&T                                                  96,591                 2,962,446
Comerica                                              11,572                   503,729
Commerce Bancorp                                      14,588                   556,386
Fifth Third Bancorp                                   69,852                 1,755,381
Huntington Bancshares                                 27,675                   408,483
KeyCorp                                               29,448                   690,556
M&T Bank                                               5,673                   462,747
Marshall & Ilsley                                     20,159                   533,810
Natl City                                             47,896                   788,368
PNC Financial Services Group                          80,092                 5,258,040

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
COMMERCIAL BANKS (CONT.)
Regions Financial                                     37,983                  $898,298
SunTrust Banks                                        20,781                 1,298,605
Synovus Financial                                      9,994                   240,656
US Bancorp                                           212,154                 6,733,768
Wachovia                                             324,487                12,340,240
Wells Fargo & Co                                     411,865                12,434,203
Zions Bancorporation                                   8,137                   379,917
                                                                       ---------------
Total                                                                       48,245,633
--------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Allied Waste Inds                                     21,884(b)                241,162
Avery Dennison                                        17,091                   908,215
Cintas                                                10,237                   344,168
Equifax                                                7,457                   271,137
Monster Worldwide                                     10,045(b)                325,458
Robert Half Intl                                      12,441                   336,405
Waste Management                                      39,395                 1,287,034
                                                                       ---------------
Total                                                                        3,713,579
--------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.0%)
Alcatel-Lucent ADR                                         1(c)                      7
Cisco Systems                                      1,747,152(b)             47,295,405
Comverse Technology                                   31,046(b)                536,320
Corning                                               33,856                   812,205
JDS Uniphase                                         549,641(b)              7,310,225
Motorola                                             189,676                 3,042,403
Nokia ADR                                            120,006(c)              4,607,030
QUALCOMM                                           1,295,925                50,994,650
Starent Networks                                     111,801(b)              2,040,368
Telefonaktiebolaget LM Ericsson ADR                  210,089(c)              4,905,578
                                                                       ---------------
Total                                                                      121,544,191
--------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.2%)
Apple                                                174,864(b)             34,637,062
Brocade Communications Systems                        41,237(b)                302,680
Dell                                                 320,293(b)              7,850,381
EMC                                                  146,738(b)              2,719,055
Hewlett-Packard                                      575,803                29,066,535
IBM                                                  201,034                21,731,775
SanDisk                                               30,886(b)              1,024,489
                                                                       ---------------
Total                                                                       97,331,977
--------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Fluor                                                 11,807                 1,720,516
KBR                                                  153,607(b)              5,959,952
                                                                       ---------------
Total                                                                        7,680,468
--------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                       8,197                   648,301
--------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  235

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

CONSUMER FINANCE (0.7%)
American Express                                     220,785               $11,485,235
Capital One Financial                                167,591                 7,920,351
Discover Financial Services                          122,086                 1,841,057
SLM                                                    4,213                    84,850
                                                                       ---------------
Total                                                                       21,331,493
--------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                                   7,772                   349,740
Bemis                                                  7,931                   217,151
Pactiv                                                 9,920(b)                264,170
Sealed Air                                            12,257                   283,627
Temple-Inland                                         27,492                   573,208
                                                                       ---------------
Total                                                                        1,687,896
--------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                         12,896                   597,085
--------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                     10,783(b)                756,427
--------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.8%)
Bank of America                                    1,142,862                47,154,485
CIT Group                                             14,845                   356,725
Citigroup                                            872,833                25,696,204
CME Group                                              4,018                 2,756,348
Consumer Discretionary Select Sector SPDR
 Fund                                                 82,556                 2,699,581
Guaranty Financial Group                               9,164(b)                146,624
IntercontinentalExchange                               5,241(b)              1,008,893
JPMorgan Chase & Co                                  670,309                29,258,988
Leucadia Natl                                         12,495                   588,515
Materials Select Sector SPDR Fund                     23,452                   977,948
NYMEX Holdings                                         8,003                 1,069,281
NYSE Euronext                                         19,967                 1,752,504
                                                                       ---------------
Total                                                                      113,466,096
--------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.1%)
AT&T                                               2,049,149                85,162,632
Chunghwa Telecom ADR                                  25,797(c)                544,575
Citizens Communications                               98,681                 1,256,209
Deutsche Telekom                                   1,085,418(c)             23,863,600
Deutsche Telekom ADR                                 130,485(c)              2,827,610
Embarq                                                     3                       149
Telefonica                                           187,329(c)              6,061,920
Telefonica ADR                                        47,512(c)              4,636,696
Verizon Communications                               615,845                26,906,268
Windstream                                            96,043                 1,250,480
                                                                       ---------------
Total                                                                      152,510,139
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

ELECTRIC UTILITIES (1.7%)
Allegheny Energy                                      12,603                  $801,677
American Electric Power                               30,296                 1,410,582
Duke Energy                                           95,639                 1,929,039
Edison Intl                                           24,726                 1,319,627
Entergy                                               81,106                 9,693,789
Exelon                                               163,429                13,342,343
FirstEnergy                                           23,134                 1,673,514
FPL Group                                             58,557                 3,968,993
Pepco Holdings                                        14,686                   430,740
Pinnacle West Capital                                 30,896                 1,310,299
PPL                                                   84,590                 4,406,293
Progress Energy                                       19,648                   951,553
Southern                                             259,283                10,047,216
                                                                       ---------------
Total                                                                       51,285,665
--------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric                                     277,766                15,738,222
--------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                                   2,290(b)                 84,135
Tyco Electronics                                      81,230                 3,016,070
                                                                       ---------------
Total                                                                        3,100,205
--------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Halliburton                                           64,032                 2,427,453
Natl Oilwell Varco                                    70,028(b)              5,144,257
Pride Intl                                           151,831(b)              5,147,071
Transocean                                            44,314(b)              6,343,549
Weatherford Intl                                      39,846(b)              2,733,436
                                                                       ---------------
Total                                                                       21,795,766
--------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Costco Wholesale                                      46,812                 3,265,605
CVS Caremark                                         242,338                 9,632,935
Kroger                                                52,622                 1,405,534
Safeway                                               49,695                 1,700,066
SUPERVALU                                             15,442                   579,384
SYSCO                                                 45,931                 1,433,507
Wal-Mart Stores                                      264,034                12,549,535
Whole Foods Market                                    10,507                   428,686
                                                                       ---------------
Total                                                                       30,995,252
--------------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland                                48,517                 2,252,644
Campbell Soup                                         61,117                 2,183,710
General Mills                                         67,648                 3,855,936
Kellogg                                              112,605                 5,903,880
Kraft Foods Cl A                                     427,065                13,935,132
Tyson Foods Cl A                                      18,773                   287,790
                                                                       ---------------
Total                                                                       28,419,092
--------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                  3,424                   145,006
ONEOK                                                 64,977                 2,909,021
Questar                                               13,101                   708,764
                                                                       ---------------
Total                                                                        3,762,791
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Boston Scientific                                  3,444,563(b)            $40,060,268
China Medical Technologies ADR                        63,744(c,f)            2,829,596
Covidien                                              73,690                 3,263,730
Medtronic                                             49,494                 2,488,063
St. Jude Medical                                      16,238(b)                659,912
Stryker                                               45,283                 3,383,546
                                                                       ---------------
Total                                                                       52,685,115
--------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna                                                112,671                 6,504,497
Cardinal Health                                      233,896                13,507,494
CIGNA                                                 81,142                 4,359,760
Coventry Health Care                                  11,861(b)                702,764
Express Scripts                                       19,568(b)              1,428,464
Humana                                                12,792(b)                963,366
Laboratory Corp of America Holdings                    8,902(b)                672,368
McKesson                                             208,531                13,660,866
Patterson Companies                                   10,621(b)                360,583
Quest Diagnostics                                     11,863                   627,553
Tenet Healthcare                                      35,961(b)                182,682
UnitedHealth Group                                   350,566                20,402,940
                                                                       ---------------
Total                                                                       63,373,337
--------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                            14,796                   340,900
--------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.9%)
Chipotle Mexican Grill Cl B                                1(b)                    123
Darden Restaurants                                    46,505                 1,288,654
Intl Game Technology                                 214,986                 9,444,335
Marriott Intl Cl A                                    76,978                 2,631,108
McDonald's                                           149,637                 8,815,116
MGM MIRAGE                                            25,316(b)              2,127,050
Pinnacle Entertainment                                48,154(b)              1,134,508
Yum! Brands                                           69,803                 2,671,361
                                                                       ---------------
Total                                                                       28,112,255
--------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.3%)
Black & Decker                                         4,986                   347,275
Centex                                                84,139                 2,125,351
DR Horton                                            278,134                 3,663,025
Fortune Brands                                        11,624                   841,113
Harman Intl Inds                                     345,373                25,457,443
Hovnanian Enterprises Cl A                           207,628(b,f)            1,488,693
KB HOME                                               62,119                 1,341,770
Leggett & Platt                                       13,258                   231,220
Lennar Cl A                                           79,983                 1,430,896
Meritage Homes                                         9,675(b)                140,965
Newell Rubbermaid                                     63,629                 1,646,719
S&P Homebuilders ETF SPDR Fund                        34,707                   671,580
Snap-On                                                4,396                   212,063
Standard-Pacific                                     100,859(f)                337,878

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 236 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
HOUSEHOLD DURABLES (CONT.)
Stanley Works                                          6,230                  $302,030
Whirlpool                                              5,919                   483,168
                                                                       ---------------
Total                                                                       40,721,189
--------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.6%)
Colgate-Palmolive                                    285,287                22,240,975
Procter & Gamble                                     360,909                26,497,938
                                                                       ---------------
Total                                                                       48,738,913
--------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                   50,741(b)              1,085,350
Constellation Energy Group                            13,698                 1,404,456
Dynegy Cl A                                           37,609(b)                268,528
                                                                       ---------------
Total                                                                        2,758,334
--------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
3M                                                    20,289(h)              1,710,768
General Electric                                   1,138,882                42,218,357
Siemens                                               59,623(c)              9,425,407
Tyco Intl                                             57,763(c)              2,290,303
                                                                       ---------------
Total                                                                       55,644,835
--------------------------------------------------------------------------------------

INSURANCE (4.5%)
ACE                                                  262,649(c)             16,226,455
AFLAC                                                260,986                16,345,553
Allstate                                               6,371                   332,757
Ambac Financial Group                                 61,221(f)              1,577,665
American Intl Group                                  665,439                38,795,094
Aon                                                    5,055                   241,073
Arch Capital Group                                    21,485(b,c)            1,511,470
Assurant                                               9,313                   623,040
Assured Guaranty                                      67,011(c)              1,778,472
Chubb                                                 89,523                 4,886,165
Endurance Specialty Holdings                          33,347(c)              1,391,570
Genworth Financial Cl A                               12,387                   315,249
Hartford Financial Services Group                    160,015                13,951,708
Lincoln Natl                                           8,825                   513,792
MBIA                                                  80,751(f)              1,504,391
MetLife                                               76,968                 4,742,768
Principal Financial Group                             20,977                 1,444,057
Prudential Financial                                 257,015                23,912,676
Validus Holdings                                       8,668(b,c)              225,195
XL Capital Cl A                                       39,330(c)              1,978,692
                                                                       ---------------
Total                                                                      132,297,842
--------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Amazon.com                                            10,994(b)              1,018,484
Expedia                                               15,508(b)                490,363
IAC/InterActiveCorp                                   14,497(b)                390,259
Liberty Media - Interactive Cl A                      75,324(b,d)            1,437,182
                                                                       ---------------
Total                                                                        3,336,288
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

INTERNET SOFTWARE & SERVICES (1.4%)
eBay                                                 270,820(b)             $8,988,516
Google Cl A                                           43,603(b)             30,150,603
Yahoo!                                               118,090(b,h)            2,746,773
                                                                       ---------------
Total                                                                       41,885,892
--------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Affiliated Computer Services Cl A                     66,505(b)              2,999,376
Automatic Data Processing                            113,170                 5,039,460
Broadridge Financial Solutions                             1                        22
Cognizant Technology Solutions Cl A                   25,115(b)                852,403
Convergys                                             10,239(b)                168,534
Electronic Data Systems                               73,228                 1,518,016
Fidelity Natl Information Services                    14,932                   621,022
Fiserv                                                18,508(b)              1,027,009
HCL Technologies                                     173,134(c)              1,429,546
MasterCard Cl A                                       19,964                 4,296,253
Ness Technologies                                     14,747(b,c)              136,115
Paychex                                               12,412                   449,563
Satyam Computer Services ADR                           9,140(c)                244,221
Unisys                                                24,021(b)                113,619
Western Union                                         67,508                 1,639,094
                                                                       ---------------
Total                                                                       20,534,253
--------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Brunswick                                              6,747                   115,036
Eastman Kodak                                         21,780                   476,329
Hasbro                                                11,161                   285,498
Mattel                                                27,840                   530,074
                                                                       ---------------
Total                                                                        1,406,937
--------------------------------------------------------------------------------------

MACHINERY (1.3%)
Caterpillar                                          115,541                 8,383,655
Deere & Co                                           119,132(h)             11,093,572
Flowserve                                             94,467                 9,087,725
Ingersoll-Rand Cl A                                   20,395(c)                947,756
ITT                                                   16,478                 1,088,207
Navistar Intl                                          4,531(b)                244,470
Parker Hannifin                                      102,769                 7,739,533
                                                                       ---------------
Total                                                                       38,584,918
--------------------------------------------------------------------------------------

MEDIA (6.1%)
CBS Cl B                                              51,980                 1,416,455
Clear Channel Communications                          37,788                 1,304,442
Comcast Cl A                                         529,933(b)              9,676,577
Comcast Special Cl A                                 101,942(b)              1,847,189
EchoStar Communications Cl A                          25,546(b)                963,595
EW Scripps Cl A                                        6,811                   306,563
Gannett                                               17,674                   689,286
Idearc                                                     1                        18

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
MEDIA (CONT.)
Interpublic Group of Companies                        35,779(b)               $290,168
McGraw-Hill Companies                                 25,719                 1,126,749
Meredith                                               2,920                   160,542
New York Times Cl A                                   10,922                   191,463
News Corp Cl A                                       868,518                17,795,934
Omnicom Group                                         24,915                 1,184,210
Time Warner                                        1,302,982                21,512,232
Time Warner Cable Cl A                                30,099(b)                830,732
Viacom Cl B                                          135,521(b)              5,952,082
Virgin Media                                       4,922,533(i)             84,372,215
Vivendi                                              128,144(c)              5,873,217
Walt Disney                                          322,235(f)             10,401,746
WorldSpace Cl A                                      135,176(b,f)              227,096
XM Satellite Radio Holdings Cl A                   1,581,841(b,i)           19,361,733
                                                                       ---------------
Total                                                                      185,484,244
--------------------------------------------------------------------------------------

METALS & MINING (1.6%)
Alcoa                                                167,141                 6,109,004
Allegheny Technologies                                 7,757                   670,205
Coeur d'Alene Mines                                2,093,663(b,f)           10,342,695
Freeport-McMoRan Copper & Gold                        28,969                 2,967,584
Lihir Gold                                         5,972,158(b,c)           18,547,593
Newmont Mining                                       167,700                 8,188,805
Nucor                                                 21,849                 1,293,898
Stillwater Mining                                     82,843(b)                800,263
Titanium Metals                                        6,562                   173,565
                                                                       ---------------
Total                                                                       49,093,612
--------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Dillard's Cl A                                        11,203                   210,392
Family Dollar Stores                                  31,881                   613,072
JC Penney                                            161,840                 7,119,341
Kohl's                                                38,959(b)              1,784,322
Macy's                                                11,210                   290,003
Target                                               120,014                 6,000,700
                                                                       ---------------
Total                                                                       16,017,830
--------------------------------------------------------------------------------------

MULTI-UTILITIES (0.6%)
Ameren                                                15,755                   854,079
CenterPoint Energy                                    24,374                   417,527
CMS Energy                                            17,043                   296,207
Consolidated Edison                                   20,564                 1,004,551
Dominion Resources                                   135,778                 6,442,667
DTE Energy                                            12,951                   569,326
Integrys Energy Group                                  5,767                   298,096
NiSource                                              20,806                   393,025
PG&E                                                  26,816                 1,155,501
Public Service Enterprise Group                       19,297                 1,895,737
Sempra Energy                                         20,137                 1,246,078
TECO Energy                                           15,978                   274,981
Xcel Energy                                          171,727(h)              3,875,879
                                                                       ---------------
Total                                                                       18,723,654
--------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  237

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

OIL, GAS & CONSUMABLE FUELS (9.0%)
Anadarko Petroleum                                    21,716                $1,426,524
Apache                                                 7,074                   760,738
BP ADR                                               146,988(c)             10,755,112
Chesapeake Energy                                     32,213                 1,262,750
Chevron                                              520,146                48,545,227
ConocoPhillips                                       274,558                24,243,472
CONSOL Energy                                         14,738                 1,054,062
Devon Energy                                          51,841                 4,609,183
El Paso                                               51,814                   893,273
Exxon Mobil                                        1,357,161               127,152,415
Marathon Oil                                          79,406(h)              4,832,649
Occidental Petroleum                                 100,620                 7,746,734
Patriot Coal                                           2,060(b)                 85,984
Peabody Energy                                        20,600                 1,269,784
Range Resources                                        1,306                    67,076
Royal Dutch Shell ADR                                 27,113(c)              2,282,915
Ship Finance Intl                                     63,426(c)              1,757,534
Spectra Energy                                        47,604                 1,229,135
Sunoco                                                 5,850                   423,774
Total                                                264,569(c)             21,868,194
Valero Energy                                         66,976                 4,690,329
Williams Companies                                    45,494                 1,627,775
XTO Energy                                            33,255                 1,707,977
                                                                       ---------------
Total                                                                      270,292,616
--------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
AbitibiBowater                                        80,951(c,f)            1,668,400
Intl Paper                                           132,933(h)              4,304,371
MeadWestvaco                                          13,920                   435,696
Weyerhaeuser                                          63,659                 4,694,214
                                                                       ---------------
Total                                                                       11,102,681
--------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.5%)
Avon Products                                        920,707                36,395,547
Estee Lauder Companies Cl A                            8,769                   382,416
Herbalife                                            187,687(c)              7,560,032
                                                                       ---------------
Total                                                                       44,337,995
--------------------------------------------------------------------------------------

PHARMACEUTICALS (6.5%)
Abbott Laboratories                                  101,445                 5,696,137
Bristol-Myers Squibb                               1,168,553                30,990,026
Eli Lilly & Co                                       170,075                 9,080,304
Johnson & Johnson                                    231,485                15,440,050
Merck & Co                                           602,125                34,989,484
Novartis ADR                                          38,832(c)              2,108,966
Pfizer                                             2,465,273                56,035,654
Roche Holding                                         33,490(c)              5,784,421
Schering-Plough                                      677,583                18,050,811
Teva Pharmaceutical Inds ADR                          67,802(c)              3,151,437
Wyeth                                                307,812                13,602,212
                                                                       ---------------
Total                                                                      194,929,502
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Annaly Capital Management                            120,488                $2,190,473
Apartment Investment & Management Cl A                42,046                 1,460,259
AvalonBay Communities                                  4,535                   426,925
Boston Properties                                      7,412                   680,496
Developers Diversified Realty                          8,473                   324,431
Equity Residential                                    16,998                   619,917
General Growth Properties                             11,002                   453,062
Host Hotels & Resorts                                 27,954                   476,336
Kimco Realty                                           8,101                   294,876
MFA Mtge Investments                                 134,093                 1,240,360
Plum Creek Timber                                     12,158                   559,754
ProLogis                                              19,160                 1,214,361
Public Storage                                         8,257                   606,146
Simon Property Group                                  12,555                 1,090,527
Vornado Realty Trust                                   8,874                   780,468
                                                                       ---------------
Total                                                                       12,418,391
--------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                           12,930(b)                278,641
Forestar Real Estate Group                             9,164(b)                216,179
                                                                       ---------------
Total                                                                          494,820
--------------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
CSX                                                   37,710                 1,658,486
Hertz Global Holdings                                703,157(b)             11,173,164
Norfolk Southern                                      28,159                 1,420,340
                                                                       ---------------
Total                                                                       14,251,990
--------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Applied Materials                                     69,288                 1,230,555
Atmel                                              2,349,556(b)             10,150,082
Broadcom Cl A                                         88,840(b)              2,322,278
Cypress Semiconductor                                 63,006(b)              2,270,106
Intel                                              1,421,223                37,889,805
KLA-Tencor                                            15,599                   751,248
LDK Solar ADR                                         20,949(b,c,f)            984,812
LSI                                                  368,519(b)              1,956,836
Maxim Integrated Products                             46,872                 1,241,639
Natl Semiconductor                                    21,357                   483,522
NVIDIA                                                17,604(b)                598,888
PMC-Sierra                                           288,957(b)              1,889,779
Spansion Cl A                                      2,104,497(b)              8,270,673
Sumco Techxiv                                         41,708(c)              1,455,485
Texas Instruments                                    166,017(h)              5,544,968
United Microelectronics ADR                           94,783(c)                327,949
Xilinx                                                24,072                   526,455
                                                                       ---------------
Total                                                                       77,895,080
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

SOFTWARE (3.0%)
ACI Worldwide                                         27,741(b)               $528,189
Adobe Systems                                         78,627(b)              3,359,732
BEA Systems                                           96,249(b)              1,518,809
Citrix Systems                                        22,216(b)                844,430
Electronic Arts                                       10,749(b)                627,849
Microsoft                                          2,024,299                72,065,044
Nuance Communications                                 56,329(b)              1,052,226
Oracle                                               403,042(b)              9,100,688
Quest Software                                        36,504(b)                673,134
Red Hat                                               59,595(b)              1,241,960
Salesforce.com                                         7,938(b)                497,633
                                                                       ---------------
Total                                                                       91,509,694
--------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Abercrombie & Fitch Cl A                              25,549                 2,043,154
AutoNation                                            10,471(b)                163,976
AutoZone                                               3,472(b)                416,328
Best Buy                                               5,960                   313,794
Circuit City Stores                                   66,774                   280,451
Gap                                                   98,385(h)              2,093,633
Home Depot                                            98,088                 2,642,491
Limited Brands                                        59,679                 1,129,723
Lowe's Companies                                     356,746                 8,069,594
Office Depot                                          35,734(b)                497,060
OfficeMax                                              5,717                   118,113
Penske Automotive Group                               77,751                 1,357,532
RadioShack                                            10,456                   176,288
Sherwin-Williams                                       8,240                   478,250
Staples                                               54,180                 1,249,933
TJX Companies                                        145,215                 4,172,026
                                                                       ---------------
Total                                                                       25,202,346
--------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach                                                 10,607(b)                324,362
Jones Apparel Group                                    6,470                   103,455
Liz Claiborne                                          7,761                   157,936
Nike Cl B                                             29,341                 1,884,867
VF                                                     6,744                   463,043
                                                                       ---------------
Total                                                                        2,933,663
--------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Countrywide Financial                              1,076,707(f)              9,625,761
Fannie Mae                                           203,234                 8,125,295
Freddie Mac                                          260,821                 8,886,171
Hudson City Bancorp                                   55,929                   840,059
                                                                       ---------------
Total                                                                       27,477,286
--------------------------------------------------------------------------------------

TOBACCO (1.4%)
Altria Group                                         570,204                43,096,018
--------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 238 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
America Movil ADR Series L                            17,443(c)             $1,070,826
Hutchison Telecommunications Intl                  2,628,792(c)              3,962,786
Millicom Intl Cellular                                18,659(b,c)            2,200,642
Orascom Telecom Holding GDR                           24,384(c)              2,023,872
Sprint Nextel                                        934,899                12,275,224
Vodafone Group                                    13,863,771(c)             51,930,934
Vodafone Group ADR                                   283,737(c)             10,589,065
                                                                       ---------------
Total                                                                       84,053,349
--------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,654,508,580)                                                  $2,836,694,015
--------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.2%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
Genentech                                            4,277            $90.00             Jan. 2008                 $10,693
QUALCOMM                                               397             50.00             Jan. 2008                     199
Virgin Media                                         3,790             27.50             Jan. 2008                   9,475
Virgin Media                                         5,419             17.50             June 2008               1,314,108
XM Satellite Radio Holdings Cl A                     5,343             15.00             Jan. 2008                 374,010
XM Satellite Radio Holdings Cl A                     5,244             17.50             Jan. 2008                 170,430

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)

PUTS
Oil Service Holders Trust                            4,057           $175.00             Jan. 2008                $182,565
S&P 500 Index                                   50,769,408             95.00            March 2008               1,340,312
SPDR Trust Series 1                                  2,708            147.00            March 2008               1,624,800
XM Satellite Radio Holdings Cl A                    11,892             12.50             Jan. 2008               2,170,290
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $11,004,442)                                                                                             $7,196,882
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (7.1%)(g)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term
 Cash Fund                                      214,553,589(k)         $214,553,589
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $214,553,589)                                                   $214,553,589
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,880,066,611)(l)                                            $3,058,444,486
===================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                           LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                      213           $78,660,900       March 2008        $(115,499)

OPEN OPTIONS CONTRACTS WRITTEN AT DEC. 31, 2007

                                                                         NUMBER OF      EXERCISE      EXPIRATION
ISSUER                                                   PUTS/CALLS      CONTRACTS       PRICE           DATE          VALUE(A)
---------------------------------------------------------------------------------------------------------------------------------
Virgin Media                                                Call           5,419         $22.50       June 2008          $487,710
XM Satellite Radio Holdings Cl A                            Call          10,595          20.00       Jan. 2008            79,463
XM Satellite Radio Holdings Cl A                             Put          11,892          10.00       Jan. 2008           743,250
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                  $1,310,423
---------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  239

RiverSource VP - Large Cap Equity Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2007

                                                       CURRENCY TO BE          CURRENCY TO BE       UNREALIZED        UNREALIZED
EXCHANGE DATE                                            DELIVERED                RECEIVED         APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Jan. 3, 2008                                                      966,984         1,415,607             $4,294              $--
                                                   European Monetary Unit       U.S. Dollar
Jan. 3, 2008                                                       34,594            30,271                 --             (260)
                                                              Swiss Franc       U.S. Dollar
Jan. 4, 2008                                                   12,870,000        26,618,056          1,055,016               --
                                                            British Pound       U.S. Dollar
Jan. 7, 2008                                                   11,624,000        24,038,432            951,947               --
                                                            British Pound       U.S. Dollar
Jan. 11, 2008                                                  19,590,000        17,097,564                 --          (65,735)
                                                        Australian Dollar       U.S. Dollar
Jan. 18, 2008                                                  15,577,000        22,795,771             54,279               --
                                                   European Monetary Unit       U.S. Dollar
Jan. 22, 2008                                                   8,681,000        12,773,831             99,069               --
                                                   European Monetary Unit       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                               $2,164,605         $(65,995)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                                                             NOTIONAL
                                                                                             EXPIRATION     PRINCIPAL
COUNTERPARTY                                FUND RECEIVES                FUND PAYS              DATE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
Citibank                               Total return on a basket    Floating rate based on     May 7, 2008   $5,150,000
                                        of large cap industrial        1-month LIBOR plus
                                                     securities                     0.20%
Merrill Lynch International            Total return on a basket    Floating rate based on   Oct. 17, 2008    6,578,416
                                       of large cap health care        1-month LIBOR plus
                                                     securities                     0.20%
----------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------


                                      UNREALIZED     UNREALIZED
COUNTERPARTY                         APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Citibank                                    $--      $(126,537)
Merrill Lynch International             181,959             --
----------------------------------------------------------------------------------------------------------------------
Total                                  $181,959      $(126,537)
----------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 8.1% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $17,690,950 or 0.6% of net assets.

(f) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.8% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 6.3% of net assets.

(h) At Dec. 31, 2007, investments in securities included securities valued at $10,278,160 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(i) At Dec. 31, 2007, securities valued at $22,256,445 were held to cover open call options written. See Note 6 to the financial statements.

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
----------------------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                        08-02-07                $14,690,400
Oaktree Capital Group LLC Cl A Unit*                            05-21-07 thru 10-29-07           5,463,240

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(k)  Affiliated Money Market Fund - See Note 7 to the financial statements.

--------------------------------------------------------------------------------

 240 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

(l) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $2,940,190,679 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $348,398,277
Unrealized depreciation                                              (230,144,470)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $118,253,807
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  241

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Value Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.1%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (5.0%)
Boeing                                                 1,861                $162,763
DRS Technologies                                         703                  38,152
General Dynamics                                         656                  58,377
Goodrich                                               2,037                 143,833
Honeywell Intl                                         4,048                 249,235
L-3 Communications Holdings                              773                  81,892
Lockheed Martin                                        1,515                 159,469
Northrop Grumman                                       1,191                  93,660
United Technologies                                    1,414                 108,228
                                                                     ---------------
Total                                                                      1,095,609
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
BMW                                                      434(c)               27,121
Fiat                                                     905(c)               23,250
                                                                     ---------------
Total                                                                         50,371
------------------------------------------------------------------------------------

BEVERAGES (1.5%)
Coca-Cola                                              2,457                 150,786
Molson Coors Brewing Cl B                              1,517                  78,308
PepsiCo                                                1,369                 103,907
                                                                     ---------------
Total                                                                        333,001
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Amgen                                                    466(b)               21,641
Genentech                                                496(b)               33,267
                                                                     ---------------
Total                                                                         54,908
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Masco                                                  2,566                  55,451
------------------------------------------------------------------------------------

CAPITAL MARKETS (4.2%)
Apollo Mgmt LP                                         2,600(b,d,f)           57,200
Bank of New York Mellon                                2,910                 141,892
Franklin Resources                                       207                  23,687
Goldman Sachs Group                                      254                  54,623
KKR Private Equity Investors LP Unit                   1,759                  31,964
Lehman Brothers Holdings                               1,612                 105,489
Merrill Lynch & Co                                     3,403                 182,673
Morgan Stanley                                         3,560                 189,071
Oaktree Capital Group LLC Cl A Unit                    1,000(d,f)             32,750
State Street                                             570                  46,284
T Rowe Price Group                                       774                  47,121
                                                                     ---------------
Total                                                                        912,754
------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Ashland                                                  394                  18,687
Dow Chemical                                           4,207                 165,840
Eastman Chemical                                         750                  45,818
EI du Pont de Nemours & Co                             1,968                  86,769
                                                                     ---------------
Total                                                                        317,114
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMERCIAL BANKS (2.0%)
Fifth Third Bancorp                                      657                 $16,510
PNC Financial Services Group                           1,232                  80,881
US Bancorp                                             1,853                  58,814
Wachovia                                               4,244                 161,400
Wells Fargo & Co                                       3,613                 109,076
                                                                     ---------------
Total                                                                        426,681
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                           383                  20,353
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.5%)
Cisco Systems                                          3,903(b)              105,655
Motorola                                               4,308                  69,100
Nokia ADR                                              1,372(c)               52,671
QUALCOMM                                               1,174                  46,197
Telefonaktiebolaget LM Ericsson ADR                    2,612(c)               60,990
                                                                     ---------------
Total                                                                        334,613
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.1%)
Dell                                                   1,064(b)               26,079
Hewlett-Packard                                        4,167                 210,350
IBM                                                    1,904                 205,822
SanDisk                                                  522(b)               17,315
                                                                     ---------------
Total                                                                        459,566
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                                    280                  40,802
KBR                                                    1,081(b)               41,942
                                                                     ---------------
Total                                                                         82,744
------------------------------------------------------------------------------------

CONSUMER FINANCE (1.5%)
American Express                                       2,534                 131,819
Capital One Financial                                  3,610                 170,608
Discover Financial Services                            1,809                  27,280
                                                                     ---------------
Total                                                                        329,707
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Temple-Inland                                            442                   9,216
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.4%)
Bank of America                                       18,334                 756,460
Citigroup                                             14,982                 441,070
Guaranty Financial Group                                 147(b)                2,357
JPMorgan Chase & Co                                    9,411                 410,790
                                                                     ---------------
Total                                                                      1,610,677
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (5.7%)
AT&T                                                  15,566                $646,922
Citizens Communications                                2,241                  28,528
Deutsche Telekom                                       2,793(c)               61,406
Verizon Communications                                11,158                 487,493
Windstream                                             2,181                  28,397
                                                                     ---------------
Total                                                                      1,252,746
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.2%)
Entergy                                                1,505                 179,878
Exelon                                                 2,550                 208,182
FPL Group                                                636                  43,108
Pinnacle West Capital                                    549                  23,283
PPL                                                    1,261                  65,685
Southern                                               4,585                 177,669
                                                                     ---------------
Total                                                                        697,805
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric                                       1,880                 106,521
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Tyco Electronics                                         988                  36,684
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.3%)
Halliburton                                            1,454                  55,121
Natl Oilwell Varco                                       825(b)               60,605
Pride Intl                                               963(b)               32,646
Transocean                                               524(b)               75,010
Weatherford Intl                                         905(b)               62,083
                                                                     ---------------
Total                                                                        285,465
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
CVS Caremark                                           2,272                  90,312
Safeway                                                  371                  12,692
Wal-Mart Stores                                        2,739                 130,185
                                                                     ---------------
Total                                                                        233,189
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Campbell Soup                                          1,388                  49,593
General Mills                                            952                  54,264
Kellogg                                                2,138                 112,096
Kraft Foods Cl A                                       2,764                  90,189
                                                                     ---------------
Total                                                                        306,142
------------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                                  1,476                  66,081
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Boston Scientific                                     10,158(b)              118,137
Covidien                                                 988                  43,759
                                                                     ---------------
Total                                                                        161,896
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 242 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Aetna                                                  1,677                 $96,813
Cardinal Health                                          903                  52,148
CIGNA                                                  1,355                  72,804
McKesson                                                 543                  35,572
UnitedHealth Group                                       914                  53,195
                                                                     ---------------
Total                                                                        310,532
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Darden Restaurants                                       611                  16,931
Intl Game Technology                                   1,409                  61,897
Marriott Intl Cl A                                     1,205                  41,187
McDonald's                                             1,136                  66,921
Pinnacle Entertainment                                 1,094(b)               25,775
Yum! Brands                                              743                  28,435
                                                                     ---------------
Total                                                                        241,146
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.1%)
Centex                                                 1,911                  48,272
DR Horton                                              5,302                  69,827
Harman Intl Inds                                         441                  32,506
Hovnanian Enterprises Cl A                             4,716(b)               33,814
KB HOME                                                1,411                  30,478
Lennar Cl A                                            1,042                  18,641
Standard-Pacific                                       1,822                   6,104
                                                                     ---------------
Total                                                                        239,642
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.3%)
Colgate-Palmolive                                      1,613                 125,749
Procter & Gamble                                       2,122                 155,798
                                                                     ---------------
Total                                                                        281,547
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.5%)
3M                                                       481                  40,558
General Electric                                      12,143                 450,141
Tyco Intl                                              1,312(c)               52,021
                                                                     ---------------
Total                                                                        542,720
------------------------------------------------------------------------------------

INSURANCE (7.8%)
ACE                                                    3,632(c)              224,385
AFLAC                                                  2,761                 172,921
Ambac Financial Group                                  1,373                  35,382
American Intl Group                                    8,089                 471,588
Arch Capital Group                                       452(b,c)             31,798
Assured Guaranty                                         857(c)               22,745
Chubb                                                  1,484                  80,997
Endurance Specialty Holdings                             757(c)               31,590
Hartford Financial Services Group                      2,615                 228,002
MBIA                                                   1,740                  32,416
MetLife                                                1,215                  74,868
Prudential Financial                                   2,844                 264,605
XL Capital Cl A                                          589(c)               29,633
                                                                     ---------------
Total                                                                      1,700,930
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Liberty Media - Interactive Cl A                       1,711(b,e)             32,646
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

IT SERVICES (0.7%)
Affiliated Computer Services Cl A                      1,072(b)              $48,347
Automatic Data Processing                              1,290                  57,444
Electronic Data Systems                                1,344                  27,861
HCL Technologies                                       1,688(c)               13,938
                                                                     ---------------
Total                                                                        147,590
------------------------------------------------------------------------------------

MACHINERY (2.1%)
Caterpillar                                              942                  68,352
Deere & Co                                             1,801                 167,708
Flowserve                                                792                  76,190
Ingersoll-Rand Cl A                                      463(c)               21,516
ITT                                                      374                  24,699
Parker Hannifin                                        1,441                 108,522
                                                                     ---------------
Total                                                                        466,987
------------------------------------------------------------------------------------

MEDIA (4.8%)
Comcast Cl A                                           4,047(b)               73,898
Comcast Special Cl A                                   2,315(b)               41,948
EchoStar Communications Cl A                             580(b)               21,878
News Corp Cl A                                        10,213                 209,264
Time Warner                                           12,830                 211,824
Viacom Cl B                                            1,894(b)               83,184
Virgin Media                                           7,912                 135,612
Vivendi                                                2,910(c)              133,374
Walt Disney                                            3,973                 128,248
                                                                     ---------------
Total                                                                      1,039,230
------------------------------------------------------------------------------------

METALS & MINING (0.4%)
Alcoa                                                  2,272                  83,042
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)
JC Penney                                              2,447                 107,644
Target                                                   987                  49,350
                                                                     ---------------
Total                                                                        156,994
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Dominion Resources                                     2,081                  98,744
Xcel Energy                                            3,176                  71,682
                                                                     ---------------
Total                                                                        170,426
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (14.3%)
Anadarko Petroleum                                       514                  33,765
BP ADR                                                 1,831(c)              133,974
Chesapeake Energy                                        741                  29,047
Chevron                                                6,966                 650,137
ConocoPhillips                                         5,477                 483,619
Devon Energy                                           1,177                 104,647
Exxon Mobil                                           13,809               1,293,764
Marathon Oil                                           1,073                  65,303
Royal Dutch Shell ADR                                    616(c)               51,867
Total                                                  2,637(c)              217,964
Valero Energy                                            189                  13,236
XTO Energy                                               528                  27,118
                                                                     ---------------
Total                                                                      3,104,441
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.9%)
AbitibiBowater                                         1,905(c)              $39,262
Intl Paper                                             2,279                  73,794
Weyerhaeuser                                           1,074                  79,197
                                                                     ---------------
Total                                                                        192,253
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
Avon Products                                          2,935                 116,020
Herbalife                                                585(c)               23,564
                                                                     ---------------
Total                                                                        139,584
------------------------------------------------------------------------------------

PHARMACEUTICALS (6.3%)
Bristol-Myers Squibb                                   7,321                 194,153
Eli Lilly & Co                                           453                  24,186
Johnson & Johnson                                      1,641                 109,455
Merck & Co                                             3,714                 215,821
Novartis ADR                                             882(c)               47,901
Pfizer                                                25,255                 574,045
Schering-Plough                                        3,494                  93,080
Wyeth                                                  2,457                 108,575
                                                                     ---------------
Total                                                                      1,367,216
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Annaly Capital Management                              1,926                  35,015
Apartment Investment & Management Cl A                   955                  33,167
                                                                     ---------------
Total                                                                         68,182
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Forestar Real Estate Group                               147(b)                3,476
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Atmel                                                 12,918(b)               55,806
Cypress Semiconductor                                  1,431(b)               51,559
Intel                                                  5,267                 140,418
LSI                                                    5,089(b)               27,023
Spansion Cl A                                          9,858(b)               38,742
Texas Instruments                                        451                  15,063
United Microelectronics ADR                            1,183(c)                4,093
                                                                     ---------------
Total                                                                        332,704
------------------------------------------------------------------------------------

SOFTWARE (1.3%)
ACI Worldwide                                            438(b)                8,340
BEA Systems                                            2,186(b)               34,495
Microsoft                                              4,923                 175,259
Oracle                                                 2,318(b)               52,340
Quest Software                                           829(b)               15,287
                                                                     ---------------
Total                                                                        285,721
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.1%)
Circuit City Stores                                    1,517                   6,371
Gap                                                    1,384                  29,452
Home Depot                                             1,651                  44,478
Limited Brands                                           959                  18,154
Lowe's Companies                                       4,008                  90,660
Penske Automotive Group                                  606                  10,581
TJX Companies                                          1,531                  43,986
                                                                     ---------------
Total                                                                        243,682
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  243

RiverSource VP - Large Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

THRIFTS & MORTGAGE FINANCE (2.0%)
Countrywide Financial                                 16,971                $151,721
Fannie Mae                                             3,289                 131,494
Freddie Mac                                            4,529                 154,303
                                                                     ---------------
Total                                                                        437,518
------------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                           4,319                 326,430
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Sprint Nextel                                          9,187                 120,625
Vodafone Group ADR                                     3,109(c)              116,028
                                                                     ---------------
Total                                                                        236,653
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $20,506,362)                                                      $21,390,586
------------------------------------------------------------------------------------

MONEY MARKET FUND (2.3%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash
Fund                                                 501,180(g)             $501,180
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $501,180)                                                            $501,180
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $21,007,542)(h)                                                   $21,891,766
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 6.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $89,950 or 0.4% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES             COST
-------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                  08-02-07           $62,400
Oaktree Capital Group LLC Cl A Unit*                             05-21-07            43,600

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(g)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(h) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $21,162,712 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $2,916,423
Unrealized depreciation                                              (2,187,369)
-------------------------------------------------------------------------------
Net unrealized appreciation                                            $729,054
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 244 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Growth Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.7%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (0.3%)
Rockwell Collins                                      21,297              $1,532,745
------------------------------------------------------------------------------------

AIRLINES (1.7%)
AMR                                                  267,620(b)            3,754,709
UAL                                                  120,375(b)            4,292,572
US Airways Group                                     135,376(b)            1,991,381
                                                                     ---------------
Total                                                                     10,038,662
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Harley-Davidson                                       25,255               1,179,661
------------------------------------------------------------------------------------

BEVERAGES (0.9%)
Hansen Natural                                        33,845(b)            1,498,995
Pepsi Bottling Group                                 101,385               4,000,652
                                                                     ---------------
Total                                                                      5,499,647
------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.0%)
Applera-Celera Group                                 873,162(b,f)         13,857,081
OSI Pharmaceuticals                                   78,093(b)            3,788,291
                                                                     ---------------
Total                                                                     17,645,372
------------------------------------------------------------------------------------

CAPITAL MARKETS (4.3%)
Legg Mason                                            32,995               2,413,584
Northern Trust                                        70,926               5,431,513
T Rowe Price Group                                   119,458               7,272,603
TD Ameritrade Holding                                526,347(b)           10,558,521
                                                                     ---------------
Total                                                                     25,676,221
------------------------------------------------------------------------------------

CHEMICALS (0.8%)
Sigma-Aldrich                                         86,455               4,720,443
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
TCF Financial                                        161,932               2,903,441
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (6.5%)
Ciena                                                229,487(b)            7,827,802
F5 Networks                                          298,794(b)            8,521,605
Foundry Networks                                     688,501(b)           12,062,538
Juniper Networks                                     174,612(b)            5,797,118
ORBCOMM                                              192,870(b)            1,213,152
Riverbed Technology                                  128,765(b)            3,443,176
                                                                     ---------------
Total                                                                     38,865,391
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.6%)
Brocade Communications Systems                     1,448,361(b)           10,630,970
Emulex                                               245,648(b)            4,008,975
Network Appliance                                     34,796(b)              868,508
SanDisk                                               23,635(b)              783,973
Sun Microsystems                                     292,066(b)            5,295,157
                                                                     ---------------
Total                                                                     21,587,583
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CONSTRUCTION & ENGINEERING (2.1%)
Fluor                                                 32,801              $4,779,762
Foster Wheeler                                        18,545(b)            2,874,846
Quanta Services                                      186,175(b)            4,885,232
                                                                     ---------------
Total                                                                     12,539,840
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials                             18,867               2,501,764
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.7%)
Career Education                                      53,944(b)            1,356,152
Strayer Education                                     16,098               2,745,997
                                                                     ---------------
Total                                                                      4,102,149
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
NYSE Euronext                                         59,250               5,200,373
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
Level 3 Communications                               804,287(b)            2,445,032
Time Warner Telecom Cl A                             261,161(b)            5,298,957
                                                                     ---------------
Total                                                                      7,743,989
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                      37,659               2,395,489
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (7.5%)
Energy Conversion Devices                            204,221(b,d)          6,872,036
Evergreen Solar                                      148,666(b)            2,567,462
First Solar                                           15,058(b)            4,022,594
FuelCell Energy                                      255,834(b,d)          2,537,873
General Cable                                         35,907(b)            2,631,265
Hubbell Cl B                                         202,001              10,423,251
JA Solar Holdings ADR                                 26,367(b,c)          1,840,680
Roper Inds                                            24,531               1,534,169
SunPower Cl A                                         36,127(b,d)          4,710,600
Suntech Power Holdings ADR                            52,261(b,c)          4,302,126
Yingli Green Energy Holding ADR                       92,606(b,c)          3,583,852
                                                                     ---------------
Total                                                                     45,025,908
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Amphenol Cl A                                         72,399               3,357,142
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
BJ Services                                          307,390               7,457,281
ENSCO Intl                                           105,806               6,308,154
Natl Oilwell Varco                                     9,084(b)              667,311
Smith Intl                                             9,677                 714,646
                                                                     ---------------
Total                                                                     15,147,392
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FOOD & STAPLES RETAILING (0.6%)
Whole Foods Market                                    92,395(d)           $3,769,716
------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Questar                                               52,125               2,819,963
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.1%)
Hologic                                               61,913(b)            4,249,708
Intuitive Surgical                                     8,683(b)            2,817,634
ResMed                                                66,830(b)            3,510,580
St. Jude Medical                                     347,116(b)           14,106,794
Varian Medical Systems                               103,608(b)            5,404,193
                                                                     ---------------
Total                                                                     30,088,909
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
AmerisourceBergen                                     57,056               2,560,103
Express Scripts                                       55,698(b)            4,065,954
Patterson Companies                                   48,943(b)            1,661,615
Universal Health Services Cl B                        29,780               1,524,736
                                                                     ---------------
Total                                                                      9,812,408
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.7%)
Allscripts Healthcare Solutions                       85,771(b)            1,665,673
Cerner                                                45,924(b)            2,590,113
                                                                     ---------------
Total                                                                      4,255,786
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.9%)
Brinker Intl                                          84,186               1,646,678
Intl Game Technology                                 153,915               6,761,486
Starwood Hotels & Resorts Worldwide                   60,759               2,675,219
                                                                     ---------------
Total                                                                     11,083,383
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Beazer Homes USA                                      64,153(d)              476,657
Centex                                                28,996                 732,439
Garmin                                                11,202(c)            1,086,594
                                                                     ---------------
Total                                                                      2,295,690
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
AES                                                  245,026(b)            5,241,106
Ormat Technologies                                    62,659(d)            3,446,872
                                                                     ---------------
Total                                                                      8,687,978
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
Orbitz Worldwide                                     495,415(b)            4,211,028
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.2%)
Akamai Technologies                                  159,052(b)            5,503,199
MercadoLibre                                          20,856(b,c)          1,540,841
VistaPrint                                           421,986(b)           18,082,101
                                                                     ---------------
Total                                                                     25,126,141
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  245

RiverSource VP - Mid Cap Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

IT SERVICES (0.7%)
VeriFone Holdings                                    182,049(b)           $4,232,639
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Polaris Inds                                          18,832                 899,605
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.8%)
Techne                                                69,025(b)            4,559,101
------------------------------------------------------------------------------------

MACHINERY (0.6%)
ITT                                                   28,814               1,902,876
Joy Global                                            25,686               1,690,653
                                                                     ---------------
Total                                                                      3,593,529
------------------------------------------------------------------------------------

MEDIA (1.9%)
Lamar Advertising Cl A                                29,815               1,433,207
Sirius Satellite Radio                             2,376,948(b,d)          7,202,152
XM Satellite Radio Holdings Cl A                     233,428(b)            2,857,159
                                                                     ---------------
Total                                                                     11,492,518
------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Allegheny Technologies                                28,732               2,482,444
Freeport-McMoRan Copper & Gold                        19,722               2,020,322
                                                                     ---------------
Total                                                                      4,502,766
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
Family Dollar Stores                                  76,411               1,469,384
JC Penney                                            121,329               5,337,263
Nordstrom                                             76,913               2,825,014
                                                                     ---------------
Total                                                                      9,631,661
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.0%)
Denbury Resources                                     89,079(b)            2,650,100
El Paso                                              248,256               4,279,933
Murphy Oil                                            20,747               1,760,175
Newfield Exploration                                 165,951(b)            8,745,618
Southwestern Energy                                   71,841(b)            4,002,981
Tesoro                                                51,786               2,470,192
Williams Companies                                   174,324               6,237,313
                                                                     ---------------
Total                                                                     30,146,312
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Bare Escentuals                                       87,957(b)            2,132,957
------------------------------------------------------------------------------------

PHARMACEUTICALS (2.5%)
Allergan                                              90,530               5,815,648
Endo Pharmaceuticals Holdings                         76,832(b)            2,049,109
Mylan                                                306,271               4,306,170
Sepracor                                             100,875(b)            2,647,969
                                                                     ---------------
Total                                                                     14,818,896
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.4%)
Advanced Energy Inds                                 221,751(b)           $2,900,503
Atheros Communications                                19,645(b)              599,958
Broadcom Cl A                                        132,287(b)            3,457,982
Cree                                                  82,934(b,d)          2,278,197
Fairchild Semiconductor Intl                          97,811(b)            1,411,413
FormFactor                                            91,513(b)            3,029,080
Hittite Microwave                                     80,327(b)            3,836,417
Intersil Cl A                                        102,891               2,518,772
Kulicke & Soffa Inds                                 424,724(b)            2,913,607
Marvell Technology Group                              40,425(b,c)            565,142
Maxim Integrated Products                             99,672               2,640,311
MEMC Electronic Materials                             33,240(b)            2,941,408
MKS Instruments                                       84,256(b)            1,612,660
NVIDIA                                                92,273(b)            3,139,127
ON Semiconductor                                     135,379(b)            1,202,166
PMC-Sierra                                         2,354,030(b)           15,395,355
SiRF Technology Holdings                             137,475(b)            3,454,747
Trina Solar ADR                                       42,568(b,c,d)        2,290,158
                                                                     ---------------
Total                                                                     56,187,003
------------------------------------------------------------------------------------

SOFTWARE (9.8%)
Activision                                            69,530(b)            2,065,041
Advent Software                                       77,924(b)            4,215,688
BEA Systems                                          554,823(b)            8,755,107
BMC Software                                          35,772(b)            1,274,914
Citrix Systems                                       120,244(b)            4,570,474
Electronic Arts                                      172,785(b)           10,092,372
Informatica                                          177,275(b)            3,194,496
Intuit                                                96,998(b)            3,066,107
Nuance Communications                                152,524(b)            2,849,148
TIBCO Software                                     2,217,773(b)           17,897,427
VMware Cl A                                            6,623(b)              562,889
                                                                     ---------------
Total                                                                     58,543,663
------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.1%)
Abercrombie & Fitch Cl A                              41,768               3,340,187
Best Buy                                              63,718               3,354,753

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Coldwater Creek                                      640,881(b)           $4,287,494
GameStop Cl A                                         96,078(b)            5,967,404
J Crew Group                                          36,350(b)            1,752,434
Limited Brands                                        78,582               1,487,557
Penske Automotive Group                               75,870[&]            1,324,690
TJX Companies                                        157,615               4,528,279
Urban Outfitters                                      95,899(b)            2,614,207
Williams-Sonoma                                       51,791               1,341,387
                                                                     ---------------
Total                                                                     29,998,392
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
lululemon athletica                                   22,239(b,c)          1,053,461
Polo Ralph Lauren                                     44,980               2,779,315
                                                                     ---------------
Total                                                                      3,832,776
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Fastenal                                              97,844               3,954,854
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.9%)
American Tower Cl A                                  124,982(b)            5,324,233
Crown Castle Intl                                     55,468(b)            2,307,469
NII Holdings                                          46,040(b)            2,224,653
SBA Communications Cl A                               34,026(b)            1,151,440
                                                                     ---------------
Total                                                                     11,007,795
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $546,967,947)                                                    $579,348,681
------------------------------------------------------------------------------------

MONEY MARKET FUND (6.1%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                        35,944,741(g)          $35,944,741
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $35,944,741)                                                      $35,944,741
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $582,912,688)(h)                                                 $615,293,422
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 2.7% of net assets.

(d) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.6% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.5% of net assets.

--------------------------------------------------------------------------------

 246 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(h) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $585,257,999 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $69,232,641
Unrealized depreciation                                              (39,197,218)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $30,035,423
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  247

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Value Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (99.1%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (1.2%)
Goodrich                                              58,669              $4,142,618
------------------------------------------------------------------------------------

AIRLINES (1.0%)
AMR                                                   55,835(b)              783,365
Continental Airlines Cl B                             35,786(b)              796,238
Delta Air Lines                                       18,540(b)              276,061
Northwest Airlines                                    49,006(b)              711,077
UAL                                                   15,777(b)              562,608
US Airways Group                                      38,564(b)              567,276
                                                                     ---------------
Total                                                                      3,696,625
------------------------------------------------------------------------------------

AUTO COMPONENTS (2.0%)
ArvinMeritor                                          70,393                 825,710
Goodyear Tire & Rubber                                50,974(b)            1,438,486
Johnson Controls                                      36,871               1,328,831
Magna Intl Cl A                                       16,687(c)            1,342,135
WABCO Holdings                                        40,314               2,019,329
                                                                     ---------------
Total                                                                      6,954,491
------------------------------------------------------------------------------------

AUTOMOBILES (2.2%)
Ford Motor                                         1,057,369(b)            7,116,094
General Motors                                        32,796                 816,292
                                                                     ---------------
Total                                                                      7,932,386
------------------------------------------------------------------------------------

BUILDING PRODUCTS (1.9%)
Trane                                                119,342               5,574,465
USG                                                   33,760(b)            1,208,270
                                                                     ---------------
Total                                                                      6,782,735
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.5%)
Apollo Mgmt LP                                        31,000(b,d,e)          682,000
Invesco                                               29,200                 916,296
                                                                     ---------------
Total                                                                      1,598,296
------------------------------------------------------------------------------------

CHEMICALS (5.7%)
Eastman Chemical                                      70,596               4,312,710
Imperial Chemical Inds                                 1,804(c)               24,008
Imperial Chemical Inds ADR                            37,764(c)            2,005,620
Lubrizol                                              35,265               1,909,952
Mosaic                                                79,780(b)            7,526,445
PPG Inds                                              64,457               4,526,815
                                                                     ---------------
Total                                                                     20,305,550
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Deluxe                                                45,539               1,497,778
Dun & Bradstreet                                      12,581               1,115,054
Pitney Bowes                                          21,508                 818,164
Ritchie Bros Auctioneers                              33,068(c)            2,734,724
                                                                     ---------------
Total                                                                      6,165,720
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Tellabs                                              251,356(b)            1,643,868
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CONSTRUCTION & ENGINEERING (2.2%)
Chicago Bridge & Iron                                 58,538(c)           $3,538,037
Fluor                                                 27,202               3,963,875
Insituform Technologies Cl A                          16,024(b)              237,155
                                                                     ---------------
Total                                                                      7,739,067
------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                         18,183                 841,873
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
CenturyTel                                            83,936               3,479,986
Embarq                                                12,592                 623,682
Qwest Communications Intl                            411,182(b)            2,882,386
Windstream                                           198,241               2,581,098
                                                                     ---------------
Total                                                                      9,567,152
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.7%)
American Electric Power                               47,935               2,231,854
Edison Intl                                           45,913               2,450,377
Pinnacle West Capital                                 60,994               2,586,755
PPL                                                   45,378               2,363,740
                                                                     ---------------
Total                                                                      9,632,726
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
Cooper Inds Cl A                                      85,615               4,527,321
Rockwell Automation                                   38,553               2,658,615
                                                                     ---------------
Total                                                                      7,185,936
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
Agilent Technologies                                  23,939(b)              879,519
Celestica                                            230,669(b,c)          1,337,880
Flextronics Intl                                     179,236(b,c)          2,161,586
                                                                     ---------------
Total                                                                      4,378,985
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.6%)
BJ Services                                          153,639               3,727,283
Cameron Intl                                          84,386(b)            4,061,499
ENSCO Intl                                            14,936                 890,484
Nabors Inds                                           31,970(b,c)            875,658
Natl Oilwell Varco                                    24,764(b)            1,819,163
Smith Intl                                            27,147               2,004,806
Transocean                                            20,943(b)            2,997,990
Weatherford Intl                                      48,303(b)            3,313,586
                                                                     ---------------
Total                                                                     19,690,469
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Del Monte Foods                                      154,579               1,462,317
Reddy Ice Holdings                                    53,787               1,361,349
Tyson Foods Cl A                                     159,824               2,450,102
                                                                     ---------------
Total                                                                      5,273,768
------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Questar                                               23,118               1,250,684
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Hospira                                               40,775(b)           $1,738,646
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.8%)
Health Management Associates Cl A                    163,919                 980,236
Health Net                                            65,779(b)            3,177,125
Humana                                                40,328(b)            3,037,102
McKesson                                              19,807               1,297,557
Omnicare                                              61,679               1,406,898
                                                                     ---------------
Total                                                                      9,898,918
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Royal Caribbean Cruises                              130,214               5,526,282
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.0%)
Mohawk Inds                                           20,518(b)            1,526,539
Stanley Works                                         69,679               3,378,038
Whirlpool                                             27,103               2,212,418
                                                                     ---------------
Total                                                                      7,116,995
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
Mirant                                                44,489(b)            1,734,181
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
McDermott Intl                                        65,397(b)            3,860,385
Textron                                               31,836               2,269,907
                                                                     ---------------
Total                                                                      6,130,292
------------------------------------------------------------------------------------

INSURANCE (13.2%)
ACE                                                   97,166(c)            6,002,915
Ambac Financial Group                                 24,760                 638,065
Aon                                                  128,146               6,111,283
Axis Capital Holdings                                 96,951(c)            3,778,180
Everest Re Group                                      61,290(c)            6,153,516
Lincoln Natl                                          39,219               2,283,330
Loews                                                 71,118               3,580,080
Marsh & McLennan Companies                            18,064                 478,154
MBIA                                                  39,417                 734,339
PartnerRe                                             89,890(c)            7,418,621
Willis Group Holdings                                 55,598(c)            2,111,056
XL Capital Cl A                                      139,263(c)            7,006,322
                                                                     ---------------
Total                                                                     46,295,861
------------------------------------------------------------------------------------

IT SERVICES (1.5%)
Computer Sciences                                     51,753(b)            2,560,221
Electronic Data Systems                              138,005               2,860,844
                                                                     ---------------
Total                                                                      5,421,065
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.9%)
Eastman Kodak                                         96,650               2,113,736
Hasbro                                                47,454               1,213,873
                                                                     ---------------
Total                                                                      3,327,609
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 248 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MACHINERY (7.5%)
AGCO                                                 126,296(b)           $8,585,602
Eaton                                                 81,026               7,855,471
Ingersoll-Rand Cl A                                  111,468(c)            5,179,918
Manitowoc                                             73,588               3,593,302
Terex                                                 19,367(b)            1,269,894
                                                                     ---------------
Total                                                                     26,484,187
------------------------------------------------------------------------------------

MEDIA (2.5%)
Interpublic Group of Companies                       187,994(b)            1,524,631
Natl CineMedia                                       100,114               2,523,874
Regal Entertainment Group Cl A                       149,247               2,696,894
RH Donnelley                                          61,296(b)            2,236,078
                                                                     ---------------
Total                                                                      8,981,477
------------------------------------------------------------------------------------

METALS & MINING (1.6%)
Freeport-McMoRan Copper & Gold                        35,369               3,623,200
Nucor                                                 35,748               2,116,997
                                                                     ---------------
Total                                                                      5,740,197
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Family Dollar Stores                                 109,251               2,100,897
Macy's                                                38,281                 990,329
                                                                     ---------------
Total                                                                      3,091,226
------------------------------------------------------------------------------------

MULTI-UTILITIES (3.6%)
Consolidated Edison                                   43,172               2,108,952
DTE Energy                                            44,876               1,972,749
Energy East                                           86,778               2,361,229
NiSource                                             114,912               2,170,688
Sempra Energy                                         69,228               4,283,829
                                                                     ---------------
Total                                                                     12,897,447
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.2%)
Chesapeake Energy                                     41,246               1,616,843
El Paso                                              194,177               3,347,611
Enbridge                                             106,330(c)            4,298,922
Hess                                                  17,868               1,802,166
Newfield Exploration                                  76,900(b)            4,052,630
Pioneer Natural Resources                             74,050               3,616,602
Southwestern Energy                                   82,946(b)            4,621,752
Sunoco                                                29,337               2,125,172
                                                                     ---------------
Total                                                                     25,481,698
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.5%)
MeadWestvaco                                          53,656              $1,679,433
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
King Pharmaceuticals                                  92,184(b)              943,964
Mylan                                                197,312               2,774,207
Watson Pharmaceuticals                                35,773(b)              970,879
                                                                     ---------------
Total                                                                      4,689,050
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.1%)
Boston Properties                                      8,714                 800,032
Equity Residential                                    60,656               2,212,124
Rayonier                                              61,785               2,918,724
Simon Property Group                                  19,287               1,675,269
                                                                     ---------------
Total                                                                      7,606,149
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
St. Joe                                               32,721               1,161,923
------------------------------------------------------------------------------------

ROAD & RAIL (1.3%)
CSX                                                   78,927               3,471,210
Kansas City Southern                                  36,443(b)            1,251,088
                                                                     ---------------
Total                                                                      4,722,298
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
Intersil Cl A                                         92,765               2,270,887
LSI                                                  465,052(b)            2,469,426
Maxim Integrated Products                            102,759               2,722,086
Microchip Technology                                  77,875               2,446,833
Micron Technology                                    314,465(b)            2,279,871
Natl Semiconductor                                   133,046               3,012,161
                                                                     ---------------
Total                                                                     15,201,264
------------------------------------------------------------------------------------

SOFTWARE (1.8%)
BMC Software                                          97,080(b)            3,459,931
McAfee                                                76,021(b)            2,850,788
                                                                     ---------------
Total                                                                      6,310,719
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Liz Claiborne                                         57,628              $1,172,730
VF                                                    46,325               3,180,674
                                                                     ---------------
Total                                                                      4,353,404
------------------------------------------------------------------------------------

TOBACCO (3.1%)
Loews-Carolina Group                                 103,245(f)            8,806,799
Reynolds American                                     35,698               2,354,640
                                                                     ---------------
Total                                                                     11,161,439
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $342,617,155)                                                    $351,534,709
------------------------------------------------------------------------------------

BONDS (0.2%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
WIRELINES
Qwest Communications Intl
 Cv
  11-15-25                          3.50%           $440,000                $590,110
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $618,480)                                                            $590,110
------------------------------------------------------------------------------------

MONEY MARKET FUND (2.3%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   8,176,321(g)           $8,176,321
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,176,321)                                                        $8,176,321
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $351,411,956)(h)                                                 $360,301,140
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 15.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $682,000 or 0.2% of net assets.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  249

RiverSource VP - Mid Cap Value Fund

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES              COST
--------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                  08-02-07           $744,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(h) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $352,961,987 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $39,417,424
Unrealized depreciation                                              (32,078,271)
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $7,339,153
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 250 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - S&P 500 Index Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.8%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (2.8%)
Boeing                                                22,426              $1,961,378
General Dynamics                                      11,642               1,036,022
Goodrich                                               3,618                 255,467
Honeywell Intl                                        21,607               1,330,343
L-3 Communications Holdings                            3,635                 385,092
Lockheed Martin                                       10,044               1,057,231
Northrop Grumman                                       9,790                 769,886
Precision Castparts                                    4,000                 554,800
Raytheon                                              12,423                 754,076
Rockwell Collins                                       4,712                 339,123
United Technologies                                   28,592               2,188,431
                                                                     ---------------
Total                                                                     10,631,849
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
CH Robinson Worldwide                                  4,910                 265,729
Expeditors Intl Washington                             6,160                 275,229
FedEx                                                  8,944                 797,536
United Parcel Service Cl B                            30,403               2,150,101
                                                                     ---------------
Total                                                                      3,488,595
------------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                    21,234                 259,055
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber                                 6,935(b)              195,706
Johnson Controls                                      17,178                 619,095
                                                                     ---------------
Total                                                                        814,801
------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Ford Motor                                            61,047(b)              410,846
General Motors                                        16,372                 407,499
Harley-Davidson                                        6,986                 326,316
                                                                     ---------------
Total                                                                      1,144,661
------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Anheuser-Busch Companies                              21,227               1,111,021
Brown-Forman Cl B                                      2,504                 185,571
Coca-Cola                                             57,494               3,528,408
Coca-Cola Enterprises                                  8,280                 215,528
Constellation Brands Cl A                              5,610(b)              132,620
Molson Coors Brewing Cl B                              3,950                 203,899
Pepsi Bottling Group                                   4,014                 158,392
PepsiCo                                               46,568               3,534,512
                                                                     ---------------
Total                                                                      9,069,951
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

BIOTECHNOLOGY (1.1%)
Amgen                                                 31,460(b)           $1,461,003
Biogen Idec                                            8,484(b)              482,909
Celgene                                               11,165(b)              515,935
Genzyme                                                7,692(b)              572,592
Gilead Sciences                                       26,930(b)            1,239,049
                                                                     ---------------
Total                                                                      4,271,488
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                 10,669                 230,557
Trane                                                  4,957                 231,542
                                                                     ---------------
Total                                                                        462,099
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
American Capital Strategies                            5,545                 182,763
Ameriprise Financial                                   6,706                 369,568
Bank of New York Mellon                               32,940               1,606,154
Bear Stearns Companies                                 3,337                 294,490
Charles Schwab                                        27,096                 692,303
E*TRADE Financial                                     12,260(b)               43,523
Federated Investors Cl B                               2,500                 102,900
Franklin Resources                                     4,675                 534,960
Goldman Sachs Group                                   11,505               2,474,150
Janus Capital Group                                    4,443                 145,953
Legg Mason                                             3,885                 284,188
Lehman Brothers Holdings                              15,338               1,003,719
Merrill Lynch & Co                                    24,767               1,329,493
Morgan Stanley                                        30,697               1,630,318
Northern Trust                                         5,537                 424,023
State Street                                          11,172                 907,166
T Rowe Price Group                                     7,640                 465,123
                                                                     ---------------
Total                                                                     12,490,794
------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Air Products & Chemicals                               6,235                 614,958
Ashland                                                1,619                  76,789
Dow Chemical                                          27,323               1,077,073
Eastman Chemical                                       2,347                 143,378
Ecolab                                                 5,054                 258,815
EI du Pont de Nemours & Co                            26,012               1,146,869
Hercules                                               3,345                  64,726
Intl Flavors & Fragrances                              2,356                 113,394
Monsanto                                              15,822               1,767,159
PPG Inds                                               4,733                 332,399
Praxair                                                9,138                 810,632
Rohm & Haas                                            3,629                 192,591
Sigma-Aldrich                                          3,766                 205,624
                                                                     ---------------
Total                                                                      6,804,407
------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.0%)
BB&T                                                  15,895                 487,500
Comerica                                               4,367                 190,096

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL BANKS (CONT.)
Commerce Bancorp                                       5,640                $215,110
Fifth Third Bancorp                                   15,406                 387,153
First Horizon Natl                                     3,656                  66,356
Huntington Bancshares                                 10,582                 156,190
KeyCorp                                               11,245                 263,695
M&T Bank                                               2,160                 176,191
Marshall & Ilsley                                      7,439                 196,985
Natl City                                             18,325                 301,630
PNC Financial Services Group                          10,114                 663,984
Regions Financial                                     20,106                 475,507
SunTrust Banks                                        10,099                 631,087
Synovus Financial                                      9,497                 228,688
US Bancorp                                            49,949               1,585,381
Wachovia                                              57,151               2,173,452
Wells Fargo & Co                                      97,616               2,947,026
Zions Bancorporation                                   3,128                 146,046
                                                                     ---------------
Total                                                                     11,292,077
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Inds                                      8,372(b)               92,259
Avery Dennison                                         3,084                 163,884
Cintas                                                 3,903                 131,219
Equifax                                                3,810                 138,532
Monster Worldwide                                      3,703(b)              119,977
Pitney Bowes                                           6,276                 238,739
Robert Half Intl                                       4,657                 125,925
RR Donnelley & Sons                                    6,208                 234,290
Waste Management                                      14,710                 480,576
                                                                     ---------------
Total                                                                      1,725,401
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.5%)
Ciena                                                  2,485(b)               84,763
Cisco Systems                                        175,506(b)            4,750,948
Corning                                               45,584               1,093,560
JDS Uniphase                                           6,347(b)               84,415
Juniper Networks                                      15,090(b)              500,988
Motorola                                              66,079               1,059,907
QUALCOMM                                              47,342               1,862,908
Tellabs                                               12,703(b)               83,078
                                                                     ---------------
Total                                                                      9,520,567
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (4.5%)
Apple                                                 25,324(b)            5,016,177
Dell                                                  64,831(b)            1,589,008
EMC                                                   60,696(b)            1,124,697
Hewlett-Packard                                       74,583               3,764,950
IBM                                                   39,858               4,308,649
Lexmark Intl Cl A                                      2,741(b)               95,551
Network Appliance                                      9,959(b)              248,577
QLogic                                                 3,958(b)               56,204
SanDisk                                                6,600(b)              218,922


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  251

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMPUTERS & PERIPHERALS (CONT.)
Sun Microsystems                                      23,967(b)             $434,522
Teradata                                               5,234(b)              143,464
                                                                     ---------------
Total                                                                     17,000,721
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                  2,559                 372,897
Jacobs Engineering Group                               3,500(b)              334,635
                                                                     ---------------
Total                                                                        707,532
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                       3,127                 247,314
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
American Express                                      33,834               1,760,044
Capital One Financial                                 11,310                 534,511
Discover Financial Services                           13,813                 208,300
SLM                                                   11,977                 241,217
                                                                     ---------------
Total                                                                      2,744,072
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                                   2,908                 130,860
Bemis                                                  2,908                  79,621
Pactiv                                                 3,778(b)              100,608
Sealed Air                                             4,670                 108,064
                                                                     ---------------
Total                                                                        419,153
------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                          4,856                 224,833
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                                      3,953(b)              277,303
H&R Block                                              9,402                 174,595
                                                                     ---------------
Total                                                                        451,898
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.3%)
Bank of America                                      128,390               5,297,370
CIT Group                                              5,485                 131,805
Citigroup                                            144,421(e)            4,251,754
CME Group                                              1,585               1,087,310
IntercontinentalExchange                               2,010(b)              386,925
JPMorgan Chase & Co                                   97,175               4,241,689
Leucadia Natl                                          4,895                 230,555
Moody's                                                6,200                 221,340
NYSE Euronext                                          7,665                 672,757
                                                                     ---------------
Total                                                                     16,521,505
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
AT&T                                                 175,443               7,291,411
CenturyTel                                             3,195                 132,465
Citizens Communications                                9,478                 120,655
Embarq                                                 4,425                 219,170
Qwest Communications Intl                             45,422(b)              318,408
Verizon Communications                                83,613               3,653,052
Windstream                                            13,807                 179,767
                                                                     ---------------
Total                                                                     11,914,928
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.1%)
Allegheny Energy                                       4,807                 305,773
American Electric Power                               11,575                 538,932

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ELECTRIC UTILITIES (CONT.)
Duke Energy                                           36,483                $735,862
Edison Intl                                            9,421                 502,799
Entergy                                                5,622                 671,941
Exelon                                                19,094               1,558,835
FirstEnergy                                            8,816                 637,749
FPL Group                                             11,774                 798,042
Pepco Holdings                                         5,795                 169,967
Pinnacle West Capital                                  2,907                 123,286
PPL                                                   10,766                 560,801
Progress Energy                                        7,501                 363,273
Southern                                              21,974                 851,493
                                                                     ---------------
Total                                                                      7,818,753
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Inds Cl A                                       5,210                 275,505
Emerson Electric                                      22,774               1,290,375
Rockwell Automation                                    4,314                 297,493
                                                                     ---------------
Total                                                                      1,863,373
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies                                  11,183(b)              410,863
Jabil Circuit                                          6,015                  91,849
Molex                                                  4,093                 111,739
Tyco Electronics                                      14,382                 534,004
                                                                     ---------------
Total                                                                      1,148,455
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.5%)
Baker Hughes                                           9,201                 746,201
BJ Services                                            8,468                 205,434
ENSCO Intl                                             4,190                 249,808
Halliburton                                           25,494                 966,478
Nabors Inds                                            8,190(b,c)            224,324
Natl Oilwell Varco                                    10,320(b)              758,107
Noble                                                  7,754                 438,179
Rowan Companies                                        3,220                 127,061
Schlumberger                                          34,592               3,402,814
Smith Intl                                             5,795                 427,961
Transocean                                             9,198(b)            1,316,694
Weatherford Intl                                       9,760(b)              669,536
                                                                     ---------------
Total                                                                      9,532,597
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.3%)
Costco Wholesale                                      12,559                 876,116
CVS Caremark                                          42,723               1,698,239
Kroger                                                19,704                 526,294
Safeway                                               12,803                 437,991
SUPERVALU                                              6,113                 229,360
SYSCO                                                 17,597(e)              549,202
Walgreen                                              28,684               1,092,287
Wal-Mart Stores                                       68,353               3,248,818
Whole Foods Market                                     4,030                 164,424
                                                                     ---------------
Total                                                                      8,822,731
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland                                18,595                 863,366
Campbell Soup                                          6,434                 229,887
ConAgra Foods                                         14,092                 335,249
Dean Foods                                             3,805                  98,397
General Mills                                          9,764                 556,548

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
FOOD PRODUCTS (CONT.)
Hershey                                                4,860                $191,484
HJ Heinz                                               9,167                 427,916
Kellogg                                                7,631                 400,093
Kraft Foods Cl A                                      44,761               1,460,551
McCormick & Co                                         3,700                 140,267
Sara Lee                                              20,945                 336,377
Tyson Foods Cl A                                       7,920                 121,414
WM Wrigley Jr                                          6,299                 368,806
                                                                     ---------------
Total                                                                      5,530,355
------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                  1,308                  55,394
Questar                                                5,000                 270,500
                                                                     ---------------
Total                                                                        325,894
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Baxter Intl                                           18,344               1,064,869
Becton Dickinson & Co                                  7,060                 590,075
Boston Scientific                                     38,811(b)              451,372
Covidien                                              14,402                 637,865
CR Bard                                                2,952                 279,850
Hospira                                                4,557(b)              194,310
Medtronic                                             32,709               1,644,282
St. Jude Medical                                       9,904(b)              402,499
Stryker                                                6,888                 514,671
Varian Medical Systems                                 3,615(b)              188,558
Zimmer Holdings                                        6,788(b)              449,026
                                                                     ---------------
Total                                                                      6,417,377
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.3%)
Aetna                                                 14,478                 835,815
AmerisourceBergen                                      4,858                 217,978
Cardinal Health                                       10,463                 604,238
CIGNA                                                  8,080                 434,138
Coventry Health Care                                   4,485(b)              265,736
Express Scripts                                        7,290(b)              532,170
Humana                                                 4,901(b)              369,094
Laboratory Corp of America Holdings                    3,328(b)              251,364
McKesson                                               8,374                 548,581
Medco Health Solutions                                 7,735(b)              784,329
Patterson Companies                                    4,045(b)              137,328
Quest Diagnostics                                      4,540                 240,166
Tenet Healthcare                                      13,719(b)               69,693
UnitedHealth Group                                    37,378               2,175,400
WellPoint                                             16,532(b)            1,450,352
                                                                     ---------------
Total                                                                      8,916,382
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                             5,615                 129,370
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Unit                                         12,637                 562,220
Darden Restaurants                                     4,103                 113,694
Harrah's Entertainment                                 5,422                 481,203
Intl Game Technology                                   9,126                 400,905
Marriott Intl Cl A                                     9,048                 309,261
McDonald's                                            34,220               2,015,900
Starbucks                                             21,132(b)              432,572

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 252 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Starwood Hotels & Resorts Worldwide                    5,765                $253,833
Wendy's Intl                                           2,532                  65,427
Wyndham Worldwide                                      5,145                 121,216
Yum! Brands                                           14,712                 563,028
                                                                     ---------------
Total                                                                      5,319,259
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker                                         1,812                 126,206
Centex                                                 3,512                  88,713
DR Horton                                              8,020                 105,623
Fortune Brands                                         4,419                 319,759
Harman Intl Inds                                       1,750                 128,993
KB HOME                                                2,226                  48,082
Leggett & Platt                                        4,917                  85,752
Lennar Cl A                                            4,030                  72,097
Newell Rubbermaid                                      8,080                 209,110
Pulte Homes                                            6,150                  64,821
Snap-On                                                1,671                  80,609
Stanley Works                                          2,381                 115,431
Whirlpool                                              2,238                 182,688
                                                                     ---------------
Total                                                                      1,627,884
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.3%)
Clorox                                                 4,009                 261,267
Colgate-Palmolive                                     14,750               1,149,910
Kimberly-Clark                                        12,244                 848,999
Procter & Gamble                                      89,843               6,596,273
                                                                     ---------------
Total                                                                      8,856,449
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES                                                   19,363(b)              414,175
Constellation Energy Group                             5,226                 535,821
Dynegy Cl A                                           14,343(b)              102,409
                                                                     ---------------
Total                                                                      1,052,405
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.6%)
3M                                                    20,636               1,740,028
General Electric                                     292,361              10,837,821
Textron                                                7,206                 513,788
Tyco Intl                                             14,312(c)              567,471
                                                                     ---------------
Total                                                                     13,659,108
------------------------------------------------------------------------------------

INSURANCE (4.2%)
ACE                                                    9,534(c)              589,011
AFLAC                                                 14,109                 883,647
Allstate                                              16,506                 862,108
Ambac Financial Group                                  2,940                  75,764
American Intl Group                                   73,375               4,277,762
Aon                                                    8,496                 405,174
Assurant                                               2,765                 184,979
Chubb                                                 11,102                 605,947
Cincinnati Financial                                   4,800                 189,792
Genworth Financial Cl A                               12,690                 322,961
Hartford Financial Services Group                      9,083                 791,947
Lincoln Natl                                           7,790                 453,534

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
Loews                                                 12,714                $640,023
Marsh & McLennan Companies                            15,043                 398,188
MBIA                                                   3,631                  67,646
MetLife                                               21,423               1,320,084
Principal Financial Group                              7,568                 520,981
Progressive                                           20,192                 386,879
Prudential Financial                                  13,132               1,221,801
Safeco                                                 2,738                 152,452
Torchmark                                              2,665                 161,312
Travelers Companies                                   18,653               1,003,531
Unum Group                                            10,441                 248,391
XL Capital Cl A                                        5,160(c)              259,600
                                                                     ---------------
Total                                                                     16,023,514
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com                                             8,890(b)              823,570
Expedia                                                6,010(b)              190,036
IAC/InterActiveCorp                                    5,335(b)              143,618
                                                                     ---------------
Total                                                                      1,157,224
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.8%)
Akamai Technologies                                    4,810(b)              166,426
eBay                                                  32,888(b)            1,091,553
Google Cl A                                            6,700(b)            4,632,915
VeriSign                                               6,390(b)              240,328
Yahoo!                                                38,660(b)              899,232
                                                                     ---------------
Total                                                                      7,030,454
------------------------------------------------------------------------------------

IT SERVICES (0.8%)
Affiliated Computer Services Cl A                      2,910(b)              131,241
Automatic Data Processing                             15,222                 677,835
Cognizant Technology Solutions Cl A                    8,400(b)              285,096
Computer Sciences                                      5,034(b)              249,032
Convergys                                              3,767(b)               62,005
Electronic Data Systems                               14,810                 307,011
Fidelity Natl Information Services                     4,935                 205,247
Fiserv                                                 4,761(b)              264,188
Paychex                                                9,649                 349,487
Unisys                                                10,063(b)               47,598
Western Union                                         21,726                 527,507
                                                                     ---------------
Total                                                                      3,106,247
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                              2,547                  43,426
Eastman Kodak                                          8,333                 182,243
Hasbro                                                 4,255                 108,843
Mattel                                                10,609                 201,995
                                                                     ---------------
Total                                                                        536,507
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera-Applied Biosystems Group                       4,862(d)             $164,919
Millipore                                              1,580(b)              115,624
PerkinElmer                                            3,426                  89,145
Thermo Fisher Scientific                              12,209(b)              704,216
Waters                                                 2,906(b)              229,777
                                                                     ---------------
Total                                                                      1,303,681
------------------------------------------------------------------------------------

MACHINERY (1.9%)
Caterpillar                                           18,400               1,335,104
Cummins                                                2,956                 376,506
Danaher                                                7,326                 642,783
Deere & Co                                            12,842               1,195,847
Dover                                                  5,745                 264,787
Eaton                                                  4,242                 411,262
Illinois Tool Works                                   11,960                 640,338
Ingersoll-Rand Cl A                                    7,878(c)              366,091
ITT                                                    5,242                 346,182
Manitowoc                                              3,755                 183,357
PACCAR                                                10,653                 580,375
Pall                                                   3,547                 143,015
Parker Hannifin                                        4,865                 366,383
Terex                                                  2,970(b)              194,743
                                                                     ---------------
Total                                                                      7,046,773
------------------------------------------------------------------------------------

MEDIA (2.8%)
CBS Cl B                                              19,813                 539,904
Clear Channel Communications                          14,407                 497,330
Comcast Cl A                                          88,902(b)            1,623,351
DIRECTV Group                                         20,765(b)              480,087
EW Scripps Cl A                                        2,590                 116,576
Gannett                                                6,719                 262,041
Interpublic Group of Companies                        13,634(b)              110,572
McGraw-Hill Companies                                  9,522                 417,159
Meredith                                               1,097                  60,313
New York Times Cl A                                    4,160                  72,925
News Corp Cl A                                        66,920               1,371,191
Omnicom Group                                          9,460                 449,634
Time Warner                                          104,563               1,726,335
Viacom Cl B                                           18,983(b)              833,733
Walt Disney                                           55,069               1,777,626
Washington Post Cl B                                     170                 134,543
                                                                     ---------------
Total                                                                     10,473,320
------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Alcoa                                                 24,533                 896,681
Allegheny Technologies                                 2,956                 255,398
Freeport-McMoRan Copper & Gold                        11,046               1,131,552
Newmont Mining                                        13,069                 638,159
Nucor                                                  8,326                 493,066
Titanium Metals                                        2,530                  66,919
United States Steel                                    3,413                 412,666
                                                                     ---------------
Total                                                                      3,894,441
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  253

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MULTILINE RETAIL (0.7%)
Big Lots                                               2,612(b)              $41,766
Dillard's Cl A                                         1,650                  30,987
Family Dollar Stores                                   4,062                  78,112
JC Penney                                              6,418                 282,328
Kohl's                                                 9,072(b)              415,497
Macy's                                                12,526                 324,048
Nordstrom                                              5,438                 199,738
Sears Holdings                                         2,110(b)              215,326
Target                                                24,035               1,201,749
                                                                     ---------------
Total                                                                      2,789,551
------------------------------------------------------------------------------------

MULTI-UTILITIES (1.1%)
Ameren                                                 6,020                 326,344
CenterPoint Energy                                     9,296                 159,240
CMS Energy                                             6,516                 113,248
Consolidated Edison                                    7,854(e)              383,668
Dominion Resources                                    16,922                 802,948
DTE Energy                                             4,735                 208,151
Integrys Energy Group                                  2,208                 114,132
NiSource                                               7,933                 149,854
PG&E                                                  10,241                 441,285
Public Service Enterprise Group                        7,358                 722,850
Sempra Energy                                          7,561                 467,875
TECO Energy                                            6,095                 104,895
Xcel Energy                                           12,147                 274,158
                                                                     ---------------
Total                                                                      4,268,648
------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                 26,740                 432,921
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.1%)
Anadarko Petroleum                                    13,494                 886,421
Apache                                                 9,584               1,030,663
Chesapeake Energy                                     13,140                 515,088
Chevron                                               61,084               5,700,969
ConocoPhillips                                        46,273               4,085,906
CONSOL Energy                                          5,245                 375,122
Devon Energy                                          12,876               1,144,805
El Paso                                               20,263                 349,334
EOG Resources                                          7,118                 635,282
Exxon Mobil                                          158,058              14,808,453
Hess                                                   8,042                 811,116
Marathon Oil                                          20,550               1,250,673
Murphy Oil                                             5,445                 461,954
Noble Energy                                           4,970                 395,214
Occidental Petroleum                                  23,972               1,845,604
Peabody Energy                                         7,665                 472,471
Range Resources                                        4,320                 221,875
Spectra Energy                                        18,296                 472,403
Sunoco                                                 3,406                 246,731
Tesoro                                                 3,965                 189,131
Valero Energy                                         15,920               1,114,878
Williams Companies                                    17,165                 614,164
XTO Energy                                            13,987                 718,372
                                                                     ---------------
Total                                                                     38,346,629
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                            12,386                $401,059
MeadWestvaco                                           5,343                 167,236
Weyerhaeuser                                           6,059                 446,790
                                                                     ---------------
Total                                                                      1,015,085
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Avon Products                                         12,416                 490,804
Estee Lauder Companies Cl A                            3,290                 143,477
                                                                     ---------------
Total                                                                        634,281
------------------------------------------------------------------------------------

PHARMACEUTICALS (6.2%)
Abbott Laboratories                                   44,704               2,510,130
Allergan                                               8,880                 570,451
Barr Pharmaceuticals                                   3,120(b)              165,672
Bristol-Myers Squibb                                  57,231               1,517,766
Eli Lilly & Co                                        28,548               1,524,178
Forest Laboratories                                    9,020(b)              328,779
Johnson & Johnson                                     82,785               5,521,759
King Pharmaceuticals                                   7,075(b)               72,448
Merck & Co                                            62,969               3,659,129
Mylan                                                  8,750                 123,025
Pfizer                                               197,578               4,490,948
Schering-Plough                                       46,855               1,248,217
Watson Pharmaceuticals                                 3,002(b)               81,474
Wyeth                                                 38,743               1,712,053
                                                                     ---------------
Total                                                                     23,526,029
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.0%)
Apartment Investment & Management Cl A                 2,770                  96,202
AvalonBay Communities                                  2,280                 214,639
Boston Properties                                      3,455                 317,204
Developers Diversified Realty                          3,555                 136,121
Equity Residential                                     7,839                 285,888
General Growth Properties                              7,055                 290,525
Host Hotels & Resorts                                 15,115                 257,560
Kimco Realty                                           7,310                 266,084
Plum Creek Timber                                      4,979                 229,233
ProLogis                                               7,445                 471,864
Public Storage                                         3,600                 264,276
Simon Property Group                                   6,449                 560,160
Vornado Realty Trust                                   3,880                 341,246
                                                                     ---------------
Total                                                                      3,731,002
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                            5,730(b)              123,482
------------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Burlington Northern Santa Fe                           8,619                 717,359
CSX                                                   12,162                 534,885
Norfolk Southern                                      11,206                 565,231
Ryder System                                           1,677                  78,836
Union Pacific                                          7,602(e)              954,963
                                                                     ---------------
Total                                                                      2,851,274
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices                                17,460(b)             $130,950
Altera                                                 9,719                 187,771
Analog Devices                                         8,773                 278,104
Applied Materials                                     39,866                 708,020
Broadcom Cl A                                         13,606(b)              355,661
Intel                                                169,147               4,509,459
KLA-Tencor                                             5,273                 253,948
Linear Technology                                      6,468                 205,876
LSI                                                   20,419(b)              108,425
MEMC Electronic Materials                              6,630(b)              586,689
Microchip Technology                                   6,195                 194,647
Micron Technology                                     21,999(b)              159,493
Natl Semiconductor                                     6,798                 153,907
Novellus Systems                                       3,360(b)               92,635
NVIDIA                                                16,068(b)              546,633
Teradyne                                               5,024(b)               51,948
Texas Instruments                                     40,453               1,351,130
Xilinx                                                 8,501                 185,917
                                                                     ---------------
Total                                                                     10,061,213
------------------------------------------------------------------------------------

SOFTWARE (3.7%)
Adobe Systems                                         16,596(b)              709,147
Autodesk                                               6,682(b)              332,496
BMC Software                                           5,661(b)              201,758
CA                                                    11,332                 282,733
Citrix Systems                                         5,485(b)              208,485
Compuware                                              8,284(b)               73,562
Electronic Arts                                        9,114(b)              532,349
Intuit                                                 9,622(b)              304,151
Microsoft                                            232,754               8,286,043
Novell                                                10,124(b)               69,552
Oracle                                               114,080(b)            2,575,927
Symantec                                              25,089(b)              404,936
                                                                     ---------------
Total                                                                     13,981,139
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.5%)
Abercrombie & Fitch Cl A                               2,495                 199,525
AutoNation                                             3,990(b)               62,483
AutoZone                                               1,276(b)              153,005
Bed Bath & Beyond                                      7,665(b)              225,274
Best Buy                                              10,153                 534,555
Circuit City Stores                                    4,874                  20,471
GameStop Cl A                                          4,600(b)              285,706
Gap                                                   13,470                 286,642
Home Depot                                            48,817               1,315,131
Limited Brands                                         8,993                 170,237
Lowe's Companies                                      42,310                 957,052
Office Depot                                           7,899(b)              109,875
OfficeMax                                              2,181                  45,059
RadioShack                                             3,788                  63,866
Sherwin-Williams                                       3,017                 175,107
Staples                                               20,452                 471,828
Tiffany & Co                                           3,925                 180,668
TJX Companies                                         12,638                 363,090
                                                                     ---------------
Total                                                                      5,619,574
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 254 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                                                 10,650(b)             $325,677
Jones Apparel Group                                    2,462                  39,367
Liz Claiborne                                          2,882                  58,649
Nike Cl B                                             11,112                 713,835
Polo Ralph Lauren                                      1,705                 105,352
VF                                                     2,548                 174,946
                                                                     ---------------
Total                                                                      1,417,826
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Countrywide Financial                                 16,746                 149,709
Fannie Mae                                            28,293               1,131,155
Freddie Mac                                           19,134                 651,895
Hudson City Bancorp                                   15,055                 226,126
MGIC Investment                                        2,363                  53,002
Sovereign Bancorp                                     10,431                 118,913
Washington Mutual                                     25,131                 342,033
                                                                     ---------------
Total                                                                      2,672,833
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TOBACCO (1.4%)
Altria Group                                          60,931              $4,605,165
Reynolds American                                      4,950                 326,502
UST                                                    4,535                 248,518
                                                                     ---------------
Total                                                                      5,180,185
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                            1,946                 170,314
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
American Tower Cl A                                   11,705(b)              498,633
Sprint Nextel                                         82,275               1,080,271
                                                                     ---------------
Total                                                                      1,578,904
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $283,198,272)                                                    $372,201,144
------------------------------------------------------------------------------------

MONEY MARKET FUND (2.2%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   8,370,896(f)           $8,370,896
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,370,896)                                                        $8,370,896
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $291,569,168)(g)                                                 $380,572,040
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                           LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
E-Mini S&P 500 Index                                                110            $8,124,600      March 2008          $50,331

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 0.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Dec. 31, 2007, investments in securities included securities valued at $939,421 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(g) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $295,065,620 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $106,348,466
Unrealized depreciation                                                (20,842,046)
----------------------------------------------------------------------------------
Net unrealized appreciation                                            $85,506,420
----------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  255

PORTFOLIO OF INVESTMENTS

RiverSource VP - Select Value Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.7%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (0.5%)
Goodrich                                               1,800                $127,098
------------------------------------------------------------------------------------

AUTO COMPONENTS (1.0%)
BorgWarner                                             2,500                 121,025
Magna Intl Cl A                                        1,900(c)              152,817
                                                                     ---------------
Total                                                                        273,842
------------------------------------------------------------------------------------

BEVERAGES (0.9%)
Molson Coors Brewing Cl B                              4,600                 237,452
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.8%)
Genzyme                                                3,000(b)              223,320
------------------------------------------------------------------------------------

CAPITAL MARKETS (2.0%)
Invesco                                                6,400                 200,832
Northern Trust                                         2,100                 160,818
Raymond James Financial                                4,800                 156,768
                                                                     ---------------
Total                                                                        518,418
------------------------------------------------------------------------------------

CHEMICALS (3.8%)
Celanese Series A                                      9,500                 402,040
Intl Flavors & Fragrances                              7,700                 370,601
NOVA Chemicals                                         4,100(c)              132,840
Terra Inds                                             2,200(b)              105,072
                                                                     ---------------
Total                                                                      1,010,553
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
Comerica                                              11,100                 483,183
Signature Bank                                         3,200(b)              108,000
                                                                     ---------------
Total                                                                        591,183
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
HNI                                                    2,900                 101,674
RR Donnelley & Sons                                   13,300                 501,942
                                                                     ---------------
Total                                                                        603,616
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Comtech Telecommunications                             2,400(b)              129,624
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
SanDisk                                                4,300(b)              142,631
Sun Microsystems                                       4,950(b)               89,744
Teradata                                               7,400(b)              202,834
                                                                     ---------------
Total                                                                        435,209
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.4%)
URS                                                    6,800(b)              369,444
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (3.6%)
AptarGroup                                            11,400                 466,374
Sonoco Products                                       14,700                 480,396
                                                                     ---------------
Total                                                                        946,770
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.7%)
Sotheby's                                              4,600                 175,260
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
NTELOS Holdings                                       14,300                $424,567
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (6.8%)
American Electric Power                                8,800                 409,728
Edison Intl                                            4,900                 261,513
FirstEnergy                                            2,500                 180,850
Idacorp                                               10,400                 366,288
Northeast Utilities                                    7,400                 231,694
Pinnacle West Capital                                  8,500                 360,485
                                                                     ---------------
Total                                                                      1,810,558
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.7%)
Cooper Inds Cl A                                       5,500                 290,840
GrafTech Intl                                          8,500(b)              150,875
                                                                     ---------------
Total                                                                        441,715
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
Flextronics Intl                                      30,100(b,c)            363,006
Mettler Toledo Intl                                      500(b)               56,900
                                                                     ---------------
Total                                                                        419,906
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Noble                                                  4,400                 248,644
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.0%)
BJ's Wholesale Club                                   10,000(b)              338,300
Longs Drug Stores                                      4,800                 225,600
Ruddick                                                6,700                 232,289
                                                                     ---------------
Total                                                                        796,189
------------------------------------------------------------------------------------

FOOD PRODUCTS (2.3%)
HJ Heinz                                               2,500                 116,700
JM Smucker                                             2,600                 133,744
Sara Lee                                              23,200                 372,592
                                                                     ---------------
Total                                                                        623,036
------------------------------------------------------------------------------------

GAS UTILITIES (2.6%)
AGL Resources                                          5,400                 203,256
Energen                                                2,100                 134,883
Questar                                                6,700                 362,470
                                                                     ---------------
Total                                                                        700,609
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Beckman Coulter                                        5,100                 371,280
DENTSPLY Intl                                          6,600                 297,132
                                                                     ---------------
Total                                                                        668,412
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
CIGNA                                                  2,300                 123,579
Humana                                                 2,000(b)              150,620
                                                                     ---------------
Total                                                                        274,199
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.3%)
IMS Health                                            15,200                 350,208
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOTELS, RESTAURANTS & LEISURE (2.8%)
Darden Restaurants                                    15,900                $440,589
Jack in the Box                                       11,700(b)              301,509
                                                                     ---------------
Total                                                                        742,098
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.2%)
Snap-On                                                6,300                 303,912
Tupperware Brands                                      8,300                 274,149
                                                                     ---------------
Total                                                                        578,061
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
NRG Energy                                             4,900(b)              212,366
------------------------------------------------------------------------------------

INSURANCE (9.1%)
Alleghany                                                825(b)              331,650
Aon                                                    3,000                 143,070
Assurant                                               1,400                  93,660
Endurance Specialty Holdings                           3,000(c)              125,190
Genworth Financial Cl A                                9,900                 251,955
Lincoln Natl                                           6,200                 360,964
Safeco                                                 8,700                 484,415
Unum Group                                            13,400                 318,786
Zenith Natl Insurance                                  6,500                 290,745
                                                                     ---------------
Total                                                                      2,400,435
------------------------------------------------------------------------------------

IT SERVICES (2.6%)
CACI Intl Cl A                                         2,800(b)              125,356
Computer Sciences                                      7,400(b)              366,078
SAIC                                                   9,800(b)              197,176
                                                                     ---------------
Total                                                                        688,610
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.0%)
Invitrogen                                             2,700(b)              252,207
------------------------------------------------------------------------------------

MACHINERY (4.5%)
CNH Global                                             5,700(c)              375,174
Eaton                                                  2,600                 252,070
Harsco                                                 6,100                 390,827
ITT                                                    2,500                 165,100
                                                                     ---------------
Total                                                                      1,183,171
------------------------------------------------------------------------------------

MEDIA (0.3%)
Shaw Communications Cl B                               3,400(c)               80,512
------------------------------------------------------------------------------------

METALS & MINING (0.1%)
Haynes Intl                                              300(b)               20,850
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Family Dollar Stores                                  12,900                 248,067
------------------------------------------------------------------------------------

MULTI-UTILITIES (3.3%)
NSTAR                                                  9,600                 347,712
SCANA                                                  8,600                 362,490
Xcel Energy                                            7,700                 173,789
                                                                     ---------------
Total                                                                        883,991
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 256 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Select Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (4.0%)
CONSOL Energy                                          1,700                $121,584
Frontier Oil                                             600                  24,348
Noble Energy                                           4,700                 373,744
St. Mary Land & Exploration                            7,900                 305,019
Williams Companies                                     6,600                 236,148
                                                                     ---------------
Total                                                                      1,060,843
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (8.0%)
Annaly Capital Management                              5,200                  94,536
Apartment Investment & Management Cl A                 5,800                 201,434
DiamondRock Hospitality                               15,000                 224,700
Duke Realty                                           16,800                 438,144
Health Care REIT                                       8,700                 388,803
Mid-America Apartment Communities                      2,500                 106,875
Realty Income                                         15,600                 421,512
Simon Property Group                                   2,700                 234,522
                                                                     ---------------
Total                                                                      2,110,526
------------------------------------------------------------------------------------

ROAD & RAIL (1.3%)
Werner Enterprises                                    21,000                 357,630
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Microchip Technology                                   7,500                 235,650
NVIDIA                                                 3,200(b)              108,864
Semtech                                                5,500(b)               85,360
                                                                     ---------------
Total                                                                        429,874
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SOFTWARE (2.1%)
Cadence Design Systems                                21,300(b)             $362,313
Check Point Software Technologies                      9,100(b,c)            199,836
                                                                     ---------------
Total                                                                        562,149
------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.0%)
Advance Auto Parts                                     6,800                 258,332
Gap                                                   12,200                 259,616
                                                                     ---------------
Total                                                                        517,948
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.8%)
VF                                                     6,900                 473,754
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.8%)
First Niagara Financial Group                         15,300                 184,212
New York Community Bancorp                            16,800                 295,344
                                                                     ---------------
Total                                                                        479,556
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TOBACCO (1.3%)
Loews-Carolina Group                                   4,100(d)             $349,730
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.6%)
United Rentals                                         8,000(b)              146,880
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $26,001,820)                                                      $26,179,090
------------------------------------------------------------------------------------

MONEY MARKET FUND (0.8%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                     214,773(e)             $214,773
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $214,773)                                                            $214,773
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $26,216,593)(f)                                                   $26,393,863
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 5.4% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(f) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $26,264,700 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $1,955,897
Unrealized depreciation                                              (1,826,734)
-------------------------------------------------------------------------------
Net unrealized appreciation                                            $129,163
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  257

PORTFOLIO OF INVESTMENTS

RiverSource VP - Short Duration U.S. Government Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (90.7%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
FOREIGN AGENCIES (2.1%)
KfW
  05-19-09                           5.25%       $10,000,000(c)          $10,209,540
------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (26.3%)
Federal Farm Credit Bank
  10-10-08                           4.25          4,040,000               4,042,004
Federal Home Loan Bank
  01-18-08                           4.63          4,665,000               4,664,738
  02-08-08                           4.63          1,470,000               1,470,265
  02-13-08                           5.25          3,970,000               3,973,634
  11-21-08                           4.63          2,215,000               2,224,731
  12-29-08                           5.13          1,825,000               1,845,241
Federal Home Loan Mtge Corp
  06-15-08                           3.88            920,000                 918,243
  08-23-17                           5.50          1,750,000               1,877,703
Federal Natl Mtge Assn
  10-15-08                           4.50          1,545,000               1,549,939
  11-15-30                           6.63          1,450,000               1,789,332
U.S. Treasury
  02-15-08                           3.38         13,015,000              13,021,134
  08-15-08                           4.13         50,000,000              50,210,949
  09-30-09                           4.00          6,155,000               6,251,141
  11-30-09                           3.13         16,495,000              16,513,046
  11-30-12                           3.38          1,370,000               1,365,398
  11-15-17                           4.25          5,075,000               5,163,417
  02-15-26                           6.00            515,000                 609,471
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00          9,311,232(g)            9,618,083
                                                                     ---------------
Total                                                                    127,108,469
------------------------------------------------------------------------------------

ASSET-BACKED (2.8%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.14          1,525,000(d,e)          1,514,989
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.03          1,450,000(e)            1,339,664
Fannie Mae Grantor Trust
 Series 2005-T4 Cl A1C
  09-25-35                           5.02          1,254,537(e)            1,248,084
Franklin Auto Trust
 Series 2004-2 Cl A4 (MBIA)
  08-15-12                           3.93          3,600,664(m)            3,586,531
MASTR Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
  01-25-36                           5.01          1,163,790(e)            1,149,607
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.05          2,200,000(e)            2,082,630
Small Business Administration Participation Ctfs
 Series 2001-20H Cl 1
  08-01-21                           6.34            265,818                 278,138

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
ASSET-BACKED (CONT.)
Small Business Administration
 Series 2001-10B Cl 1
  09-10-11                           5.89%          $164,055                $167,236
Soundview Home Equity Loan Trust
 Series 2006-EQ1 Cl A2
  10-25-36                           4.98          2,400,000(e)            2,242,874
                                                                     ---------------
Total                                                                     13,609,753
------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.5%)(f)
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
  05-15-43                           4.39          2,913,330               2,883,367
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
  04-25-16                           5.65          3,109,982               3,189,681
Federal Natl Mtge Assn #360800
  01-01-09                           5.74            867,195                 875,226
Federal Natl Mtge Assn #381990
  10-01-09                           7.11            457,598                 467,113
                                                                     ---------------
Total                                                                      7,415,387
------------------------------------------------------------------------------------

MORTGAGE-BACKED (58.0%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69          1,140,810(j)            1,132,379
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.93          1,323,002(j)            1,332,977
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.19          1,112,655(j)            1,120,100
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                           5.03          1,797,999(j)            1,633,173
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
  05-25-47                           5.06          2,352,166(j)            2,196,793
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00          2,681,929               2,604,056
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
  06-25-47                           6.25            852,253(j)              855,986

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73%          $903,954(i)             $147,010
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50            726,850                 744,324
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00          2,268,240               2,161,637
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11 Cl A3B1
  09-25-46                           5.05          2,849,641(e)            2,741,863
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
  09-25-37                           6.50          6,314,217               6,331,978
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
  11-25-37                           6.50          2,944,008               2,840,048
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
  06-25-47                           5.22          3,569,279(e)            3,316,082
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                           5.37          2,464,441(e)            1,900,301
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 17 Cl 4A1
  12-20-35                           5.62          2,078,978(j)            2,032,280
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00          1,592,555(d)            1,723,997
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                           6.50          2,899,219               2,913,602
Federal Home Loan Mtge Corp
  01-01-38                           6.00          6,800,000(b)            6,899,891
  01-01-38                           6.50          1,000,000(b)            1,027,812
Federal Home Loan Mtge Corp #1G2598
  01-01-37                           6.13          1,571,278(j)            1,604,819
Federal Home Loan Mtge Corp #1J0283
  02-01-37                           5.83          1,497,302(j)            1,521,606

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 258 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #1J0614
  09-01-37                           5.72%        $2,049,189(j)           $2,086,935
Federal Home Loan Mtge Corp #1J1445
  01-01-37                           5.90          2,540,030(j)            2,576,193
Federal Home Loan Mtge Corp #1J1621
  05-01-37                           5.89          3,448,935(j)            3,505,807
Federal Home Loan Mtge Corp #A18107
  01-01-34                           5.50          2,008,641               2,006,851
Federal Home Loan Mtge Corp #B16408
  09-01-19                           5.50          1,081,142(k)            1,095,225
Federal Home Loan Mtge Corp #C73304
  11-01-32                           7.00            374,029                 391,835
Federal Home Loan Mtge Corp #D95319
  03-01-22                           6.00            126,512                 129,155
Federal Home Loan Mtge Corp #E00489
  06-01-12                           7.00              5,404                   5,603
Federal Home Loan Mtge Corp #E81240
  06-01-15                           7.50            885,148                 924,257
Federal Home Loan Mtge Corp #E92454
  11-01-17                           5.00            660,285                 661,900
Federal Home Loan Mtge Corp #E95188
  03-01-18                           6.00            398,335                 408,179
Federal Home Loan Mtge Corp #G10669
  03-01-12                           7.50            312,437                 325,286
Federal Home Loan Mtge Corp #G11243
  04-01-17                           6.50          1,058,729               1,098,473
Federal Home Loan Mtge Corp #G12100
  11-01-13                           5.00             76,806                  77,332
Federal Home Loan Mtge Corp #H01724
  09-01-37                           6.00          3,934,670               3,958,493
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                           9.58            881,511(i)               77,233
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           8.64            700,381(i)              171,156
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                          21.35            272,807(i)                4,812
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2639 Cl UI
  03-15-22                           8.38          2,341,658(i)              339,616
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          31.80            175,745(i)                2,786

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2783 Cl MI
  03-15-25                          12.92%          $884,434(i)              $34,628
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2882 Cl XS
  11-15-19                           2.30          1,731,771(h,i)            170,160
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2617 Cl HD
  06-15-16                           7.00          1,033,600               1,074,372
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2843 Cl BA
  01-15-18                           5.00            941,165                 945,236
Federal Natl Mtge Assn
  01-01-23                           5.50          9,000,000(b)            9,115,307
  01-01-38                           5.00          2,500,000(b)            2,439,063
  01-01-38                           5.50          5,500,000(b)            5,493,125
  01-01-38                           6.00         26,500,000(b)           26,913,929
Federal Natl Mtge Assn #190353
  08-01-34                           5.00          2,516,881(k)            2,458,528
Federal Natl Mtge Assn #252211
  01-01-29                           6.00             99,467                 101,723
Federal Natl Mtge Assn #252409
  03-01-29                           6.50          1,126,804               1,168,183
Federal Natl Mtge Assn #254384
  06-01-17                           7.00            265,591                 276,684
Federal Natl Mtge Assn #254723
  05-01-23                           5.50          3,131,200               3,150,854
Federal Natl Mtge Assn #254748
  04-01-13                           5.50            704,125(k)              713,807
Federal Natl Mtge Assn #254757
  05-01-13                           5.00            731,872                 734,730
Federal Natl Mtge Assn #254774
  05-01-13                           5.50            593,049(k)              606,713
Federal Natl Mtge Assn #255488
  10-01-14                           5.50          1,009,187(k)            1,036,843
Federal Natl Mtge Assn #255501
  09-01-14                           6.00            813,695(k)              845,119
Federal Natl Mtge Assn #313470
  08-01-10                           7.50            161,020                 164,299
Federal Natl Mtge Assn #323133
  04-01-13                           5.50             33,278                  33,739
Federal Natl Mtge Assn #357324
  01-01-33                           5.00          3,233,452               3,162,995
Federal Natl Mtge Assn #357485
  02-01-34                           5.50          4,232,730               4,235,868
Federal Natl Mtge Assn #507182
  07-01-14                           6.00             72,128                  73,839
Federal Natl Mtge Assn #512232
  05-01-29                           7.00             31,334                  33,039
Federal Natl Mtge Assn #535168
  12-01-14                           5.50            116,290                 117,956

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #545818
  07-01-17                           6.00%        $1,051,229              $1,078,857
Federal Natl Mtge Assn #545864
  08-01-17                           5.50          1,466,140               1,489,472
Federal Natl Mtge Assn #545910
  08-01-17                           6.00          1,271,111(k)            1,304,487
Federal Natl Mtge Assn #555063
  11-01-17                           5.50          1,735,422               1,762,764
Federal Natl Mtge Assn #555343
  08-01-17                           6.00            493,544                 505,943
Federal Natl Mtge Assn #555367
  03-01-33                           6.00          2,513,278               2,560,499
Federal Natl Mtge Assn #555375
  04-01-33                           6.00            119,870                 122,477
Federal Natl Mtge Assn #555740
  08-01-18                           4.50            156,018                 154,068
Federal Natl Mtge Assn #602630
  10-01-31                           7.00            180,106                 189,810
Federal Natl Mtge Assn #606789
  10-01-31                           7.00          1,633,057               1,721,041
Federal Natl Mtge Assn #626720
  01-01-17                           6.00            337,765                 346,187
Federal Natl Mtge Assn #630992
  09-01-31                           7.00            868,745(k)              924,872
Federal Natl Mtge Assn #630993
  09-01-31                           7.50            771,698(k)              825,658
Federal Natl Mtge Assn #633672
  06-01-17                           6.00            285,713                 293,581
Federal Natl Mtge Assn #636720
  05-01-17                           5.50             94,917                  96,353
Federal Natl Mtge Assn #638210
  05-01-32                           6.50             95,857                  99,887
Federal Natl Mtge Assn #648040
  06-01-32                           6.50            564,955                 584,055
Federal Natl Mtge Assn #648349
  06-01-17                           6.00            937,786                 962,409
Federal Natl Mtge Assn #648679
  07-01-32                           6.00          2,076,402               2,115,416
Federal Natl Mtge Assn #654413
  09-01-32                           7.00             44,153                  46,484
Federal Natl Mtge Assn #656562
  02-01-33                           7.00            257,019                 272,673
Federal Natl Mtge Assn #665752
  09-01-32                           6.50            518,586                 536,119
Federal Natl Mtge Assn #668412
  02-01-18                           5.50            503,205                 510,871
Federal Natl Mtge Assn #670387
  08-01-32                           7.00             14,941                  15,757
Federal Natl Mtge Assn #671054
  01-01-33                           7.00             22,808                  24,013
Federal Natl Mtge Assn #671174
  02-01-33                           4.67            509,479(j)              511,483
Federal Natl Mtge Assn #675692
  02-01-18                           6.00            424,589                 435,255
Federal Natl Mtge Assn #678940
  02-01-18                           5.50            769,698(k)              781,733


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  259

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #684588
  03-01-33                           6.50%          $207,559                $215,008
Federal Natl Mtge Assn #688181
  03-01-33                           6.00          1,203,499               1,226,111
Federal Natl Mtge Assn #695838
  04-01-18                           5.50            226,323(k)              229,841
Federal Natl Mtge Assn #701937
  04-01-33                           6.00            157,080                 159,828
Federal Natl Mtge Assn #704610
  06-01-33                           5.50          2,997,849               3,000,072
Federal Natl Mtge Assn #705655
  05-01-33                           5.00          1,400,229               1,368,309
Federal Natl Mtge Assn #720378
  06-01-18                           4.50          1,345,993               1,324,354
Federal Natl Mtge Assn #722325
  07-01-33                           4.97            663,815(j)              670,967
Federal Natl Mtge Assn #723448
  07-01-13                           5.00            666,641                 675,909
Federal Natl Mtge Assn #725232
  03-01-34                           5.00          3,297,738               3,222,563
Federal Natl Mtge Assn #725424
  04-01-34                           5.50          5,456,144(k)            5,460,190
Federal Natl Mtge Assn #725425
  04-01-34                           5.50          3,509,499               3,513,849
Federal Natl Mtge Assn #725431
  08-01-15                           5.50          1,664,061               1,687,125
Federal Natl Mtge Assn #725558
  06-01-34                           4.57          1,374,130(j)            1,356,971
Federal Natl Mtge Assn #725773
  09-01-34                           5.50          4,127,887               4,128,115
Federal Natl Mtge Assn #735212
  12-01-34                           5.00          3,816,020               3,727,547
Federal Natl Mtge Assn #735841
  11-01-19                           4.50          1,972,684               1,940,198
Federal Natl Mtge Assn #740843
  11-01-18                           5.00            109,157                 109,446
Federal Natl Mtge Assn #744010
  07-01-13                           5.00          1,018,067(k)            1,032,079
Federal Natl Mtge Assn #747536
  11-01-33                           5.00          1,863,026               1,820,556
Federal Natl Mtge Assn #754297
  12-01-33                           4.75            251,055(j)              249,775
Federal Natl Mtge Assn #755891
  03-01-13                           5.00            246,395(k)              249,376
Federal Natl Mtge Assn #791447
  10-01-34                           6.00            578,019(k)              587,762
Federal Natl Mtge Assn #797044
  07-01-34                           5.50          2,998,721               2,998,886
Federal Natl Mtge Assn #799769
  11-01-34                           5.04          1,012,555(j)            1,021,020
Federal Natl Mtge Assn #801344
  10-01-34                           5.07          1,142,877(j)            1,148,774
Federal Natl Mtge Assn #815264
  05-01-35                           5.22          1,566,766(j)            1,583,192
Federal Natl Mtge Assn #815463
  02-01-35                           5.50            522,701                 522,729

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #849082
  01-01-36                           5.82%        $1,138,020(j)           $1,157,700
Federal Natl Mtge Assn #849170
  01-01-36                           5.95          2,303,016(j)            2,346,997
Federal Natl Mtge Assn #865689
  02-01-36                           5.86          2,466,736(j)            2,516,096
Federal Natl Mtge Assn #866097
  02-01-36                           6.16          1,980,800(j)            2,032,677
Federal Natl Mtge Assn #878661
  02-01-36                           5.50          4,086,049               4,061,451
Federal Natl Mtge Assn #881629
  02-01-36                           5.50          3,145,466               3,126,530
Federal Natl Mtge Assn #885827
  06-01-36                           6.50          2,194,511               2,269,087
Federal Natl Mtge Assn #885871
  06-01-36                           7.00          1,593,935               1,663,060
Federal Natl Mtge Assn #887096
  07-01-36                           5.81          2,270,565(j)            2,289,455
Federal Natl Mtge Assn #888414
  11-01-35                           5.00            913,242                 891,573
Federal Natl Mtge Assn #902818
  11-01-36                           5.93          1,350,941(j)            1,389,119
Federal Natl Mtge Assn #928771
  10-01-37                           8.00          4,461,464(b)            4,707,943
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                          21.22             10,933(i)                    2
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-26 Cl MI
  03-25-23                          10.20            608,334(i)              113,394
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.91          2,330,872(i)              498,455
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          10.85            491,004(i)               84,754
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-81 Cl LI
  11-25-13                          20.00            656,226(i)               17,748
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                           6.11            395,330(i)               55,854

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           8.59%        $1,822,575(i)             $448,240
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
  05-25-37                           5.66          3,476,330(i)              854,960
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2005-92 CL SC
  10-25-35                           9.47          3,955,355(h,i)            383,353
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00            331,317                 351,544
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-94 Cl QB
  07-25-23                           5.50            856,646                 856,005
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-W11 Cl A1
  06-25-33                           8.00             14,926(j)               15,044
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-60 Cl PA
  04-25-34                           5.50          1,792,314               1,819,299
Govt Natl Mtge Assn #3501
  01-20-34                           6.00          6,192,449               6,325,015
Govt Natl Mtge Assn #498182
  05-15-16                           6.00            722,267                 739,770
Govt Natl Mtge Assn #605970
  03-15-33                           6.00            270,752                 277,539
Govt Natl Mtge Assn #615738
  03-15-18                           7.00            836,605                 869,199
Govt Natl Mtge Assn #615740
  08-15-13                           6.00          1,502,232               1,539,697
Govt Natl Mtge Assn #780758
  04-15-13                           7.00            129,552                 135,058
Govt Natl Mtge Assn #781507
  09-15-14                           6.00            671,915                 688,856
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-17 Cl B
  10-16-27                           5.00            125,000                 125,677
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-19 Cl DJ
  03-20-34                           4.50            986,774                 982,481
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2006-32 Cl A
  01-16-30                           5.08          4,270,177               4,298,437

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 260 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
Collateralized Mtge Obligation
Series 2004-4 Cl 3A
  06-19-34                           5.84%          $118,202(j)             $116,422
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
  10-19-35                           6.79          1,406,196(j)            1,456,676
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.18            750,179(j)              662,006
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR13 Cl A1
  07-25-36                           6.08          2,285,893(j)            2,312,211
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25            104,672(d)              103,628
Lehman XS Trust
 Series 2006-16N Cl A1B
  11-25-46                           4.99          1,733,823(e)            1,655,703
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR1 Cl A1
  02-25-37                           5.04          3,354,141(e)            3,153,555
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2AR Cl 3A
  02-25-34                           5.02          1,147,977(j)            1,143,488
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                           6.00          2,462,684               2,445,371
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-15 Cl 4A1
  07-25-35                           5.51          2,595,913(j)            2,547,021

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                           5.93%        $1,652,802(j)           $1,624,617
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
  02-25-46                           5.79          1,171,350(j)            1,139,606
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00          4,088,530               3,929,977
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
  12-25-35                           5.50          2,953,497               2,860,527
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50          1,488,226               1,477,530
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11          1,727,667(j)            1,696,382
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
  08-25-37                           6.00          2,443,866               2,456,770
                                                                     ---------------
Total                                                                    279,946,915
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $436,806,797)                                                    $438,290,064
------------------------------------------------------------------------------------

MONEY MARKET FUND (0.5%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   2,613,478(l)           $2,613,478
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $2,613,478)                                                        $2,613,478
------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (20.5%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)

U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
  01-02-08                           4.29%       $25,000,000             $24,994,125
  01-03-08                           4.31         14,300,000              14,294,935
  01-07-08                           3.55         10,500,000              10,492,854
  03-07-08                           3.57          4,250,000               4,243,502
Federal Home Loan Mtge Corp Disc Nts
  01-30-08                           4.43         15,000,000              14,945,625
Federal Natl Mtge Assn Disc Nts
  01-16-08                           4.25         30,000,000              29,944,266
                                                                     ---------------
Total                                                                     98,915,307
------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $98,932,749)                                                      $98,915,307
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $538,353,024)(n)                                                 $539,818,849
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                           LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                              17            $1,978,375      March 2008         $(30,645)
U.S. Treasury Note, 2-year                                          320            67,280,000      March 2008         (155,745)
U.S. Treasury Note, 5-year                                         (333)          (36,723,656)     March 2008           (1,178)
U.S. Treasury Note, 10-year                                        (318)          (36,058,220)     March 2008           71,430
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(116,138)
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $56,633,193.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 2.1% of net assets.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  261

RiverSource VP - Short Duration U.S. Government Fund

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $3,342,614 or 0.7% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Dec. 31, 2007. At Dec. 31, 2007, the value of inverse floaters represented 0.1% of net assets.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2007.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2007.

(k) At Dec. 31, 2007, investments in securities included securities valued at $1,893,828 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(m) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

MBIA - MBIA Insurance Corporation

(n) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $540,904,553 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $1,693,276
Unrealized depreciation                                               (2,778,980)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $(1,085,704)
--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 262 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Small Cap Advantage Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (99.0%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (1.9%)
Curtiss-Wright                                        13,300                $667,660
HEICO                                                  9,000                 490,320
Hexcel                                                14,000(b)              339,920
Orbital Sciences                                      25,000(b)              613,000
Teledyne Technologies                                 11,300(b)              602,629
TransDigm Group                                        8,000(b)              361,360
                                                                     ---------------
Total                                                                      3,074,889
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.3%)
Dynamex                                                6,000(b)              162,360
Hub Group Cl A                                        10,159(b)              270,026
                                                                     ---------------
Total                                                                        432,386
------------------------------------------------------------------------------------

AIRLINES (0.7%)
AirTran Holdings                                      26,000(b)              186,160
Allegiant Travel                                       7,000(b)              224,980
JetBlue Airways                                       26,000(b)              153,400
Pinnacle Airlines                                     17,000(b)              259,250
SkyWest                                               11,400                 306,090
                                                                     ---------------
Total                                                                      1,129,880
------------------------------------------------------------------------------------

AUTO COMPONENTS (1.0%)
Aftermarket Technology                                27,200(b)              741,472
Cooper Tire & Rubber                                  16,000                 265,280
Lear                                                  11,000(b)              304,260
Raser Technologies                                    20,000(b)              297,000
                                                                     ---------------
Total                                                                      1,608,012
------------------------------------------------------------------------------------

BEVERAGES (0.3%)
Central European Distribution                          4,000(b)              232,320
Coca-Cola Bottling Company Consolidated                4,000                 235,520
                                                                     ---------------
Total                                                                        467,840
------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.2%)
Affymax                                               11,000(b)              245,960
Alexion Pharmaceuticals                                4,000(b)              300,120
Alkermes                                              16,000(b)              249,440
Alnylam Pharmaceuticals                                4,500(b)              130,860
Applera-Celera Group                                  10,800(b,d)            171,396
ArQule                                                26,000(b)              150,800
BioMarin Pharmaceutical                               11,244(b)              398,038
Cepheid                                                7,000(b)              184,450
Cubist Pharmaceuticals                                12,000(b)              246,120
CV Therapeutics                                       27,000(b)              244,350
Enzon Pharmaceuticals                                 40,000(b)              381,200
Human Genome Sciences                                 24,200(b)              252,648
Medarex                                               11,966(b)              124,686
Myriad Genetics                                        4,200(b)              194,964
NPS Pharmaceuticals                                   59,000(b)              225,970
Onyx Pharmaceuticals                                   8,000(b)              444,959
OSI Pharmaceuticals                                    7,000(b)              339,570

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
BIOTECHNOLOGY (CONT.)
Regeneron Pharmaceuticals                             13,200(b)             $318,780
Rigel Pharmaceuticals                                 11,000(b)              279,290
United Therapeutics                                    3,500(b)              341,775
                                                                     ---------------
Total                                                                      5,225,376
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Apogee Enterprises                                    18,000                 307,980
------------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Apollo Investment                                     15,000                 255,750
Calamos Asset Management Cl A                         18,000                 536,040
Cohen & Steers                                        14,000                 419,580
GFI Group                                              5,600(b)              536,032
optionsXpress Holdings                                 8,000                 270,560
Waddell & Reed Financial Cl A                         16,000                 577,440
                                                                     ---------------
Total                                                                      2,595,402
------------------------------------------------------------------------------------

CHEMICALS (3.4%)
Arch Chemicals                                         6,000                 220,500
Calgon Carbon                                         23,000(b)              365,470
CF Inds Holdings                                       9,600               1,056,576
HB Fuller                                             11,100                 249,195
Hercules                                              19,000                 367,650
Koppers Holdings                                       9,500                 410,780
LSB Inds                                              19,000(b)              536,180
Olin                                                  15,600                 301,548
OM Group                                               7,400(b)              425,796
Rockwood Holdings                                     15,600(b)              518,232
Terra Inds                                            14,700(b)              702,072
WR Grace & Co                                         12,000(b)              314,160
                                                                     ---------------
Total                                                                      5,468,159
------------------------------------------------------------------------------------

COMMERCIAL BANKS (5.1%)
Bank of the Ozarks                                     6,000                 157,200
Cathay General Bancorp                                19,000                 503,310
City Holding                                           7,700                 260,568
East West Bancorp                                     20,000                 484,600
F.N.B.                                                31,000                 455,700
First Midwest Bancorp                                  3,000                  91,800
First State Bancorporation                            29,000                 403,100
FirstMerit                                             8,000                 160,080
Frontier Financial                                    18,600                 345,402
Green Bankshares                                       8,000                 153,600
Hanmi Financial                                       31,000                 267,220
Independent Bank                                       7,000                 190,540
Intl Bancshares                                       23,000                 481,620
Natl Penn Bancshares                                  13,000                 196,820
Pacific Capital Bancorp                                9,256                 186,323
Preferred Bank                                        15,850                 412,417
S&T Bancorp                                           11,000                 304,040

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL BANKS (CONT.)
Signature Bank                                        13,000(b)             $438,750
South Financial Group                                 24,000                 375,120
SVB Financial Group                                   11,400(b)              574,560
Texas Capital Bancshares                              27,000(b)              492,750
Trustmark                                             10,000                 253,600
UCBH Holdings                                         25,000                 354,000
UMB Financial                                          8,000                 306,880
United Community Banks                                10,000                 158,000
Westamerica Bancorporation                             5,000                 222,750
                                                                     ---------------
Total                                                                      8,230,750
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.0%)
Bowne & Co                                            20,500                 360,800
CBIZ                                                  52,400(b)              514,044
Comfort Systems USA                                   33,000                 421,740
Deluxe                                                18,000                 592,020
Exponent                                              12,000(b)              324,480
FTI Consulting                                         8,000(b)              493,120
GeoEye                                                 8,000(b)              269,200
Heidrick & Struggles Intl                              9,600                 356,256
IHS Cl A                                               9,100(b)              551,096
Interface Cl A                                        27,000                 440,640
Layne Christensen                                      4,000(b)              196,840
Standard Parking                                       9,000(b)              436,410
United Stationers                                      8,000(b)              369,680
Viad                                                  10,000                 315,800
Waste Connections                                      7,400(b)              228,660
Watson Wyatt Worldwide Cl A                           11,500                 533,715
                                                                     ---------------
Total                                                                      6,404,501
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.5%)
3Com                                                  54,000(b)              244,080
ARRIS Group                                           37,000(b)              369,260
Avocent                                                9,000(b)              209,790
Comtech Telecommunications                            10,000(b)              540,100
Digi Intl                                             12,782(b)              181,377
Dycom Inds                                            13,300(b)              354,445
Extreme Networks                                      74,000(b)              261,960
Foundry Networks                                      34,100(b)              597,432
Harmonic                                              16,000(b)              167,680
Network Equipment Technologies                        28,000(b)              235,760
Plantronics                                            6,000                 156,000
Polycom                                               11,200(b)              311,136
Sonus Networks                                        36,900(b)              215,127
Tekelec                                               20,000(b)              250,000
                                                                     ---------------
Total                                                                      4,094,147
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  263

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMPUTERS & PERIPHERALS (1.2%)
Cray                                                  20,000(b)             $119,800
Electronics for Imaging                                6,949(b)              156,214
Emulex                                                23,800(b)              388,416
Hutchinson Technology                                 10,000(b)              263,200
Novatel Wireless                                      16,000(b)              259,200
Quantum                                              110,000(b)              295,900
Rackable Systems                                      14,000(b)              140,000
Synaptics                                              5,500(b)              226,380
                                                                     ---------------
Total                                                                      1,849,110
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
EMCOR Group                                           23,500(b)              555,305
Furmanite                                             21,000(b)              247,800
Michael Baker                                          6,000(b)              246,600
Perini                                                 8,000(b)              331,360
                                                                     ---------------
Total                                                                      1,381,065
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Texas Inds                                             4,700                 329,470
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Advanta Cl B                                          25,000                 201,750
Cash America Intl                                     14,189                 458,305
                                                                     ---------------
Total                                                                        660,055
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
AptarGroup                                            16,800                 687,288
------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
LKQ                                                    8,400(b)              176,568
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.5%)
Capella Education                                      4,200(b)              274,932
DeVry                                                 17,000                 883,320
INVESTools                                            30,000(b)              532,200
Stewart Enterprises Cl A                              37,000                 329,300
Strayer Education                                      2,000                 341,160
                                                                     ---------------
Total                                                                      2,360,912
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Financial Federal                                     11,000                 245,190
Interactive Brokers Group Cl A                        16,000(b)              517,120
iShares Russell 2000 Index Fund                        2,000                 151,840
                                                                     ---------------
Total                                                                        914,150
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
Alaska Communications Systems Group                   21,100                 316,500
Atlantic Tele-Network                                  9,600                 324,288
Cbeyond                                                5,100(b)              198,849
Cincinnati Bell                                       86,700(b)              411,825
Cogent Communications Group                            9,000(b)              213,390
NTELOS Holdings                                       14,000                 415,660
PAETEC Holding                                        36,000(b)              351,000
Premiere Global Services                              20,000(b)              297,000
Time Warner Telecom Cl A                              14,300(b)              290,147
                                                                     ---------------
Total                                                                      2,818,659
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ELECTRIC UTILITIES (1.3%)
DPL                                                    5,000                $148,250
El Paso Electric                                      16,200(b)              414,234
ITC Holdings                                           7,000                 394,940
Otter Tail                                             5,000                 173,000
Portland General Electric                             11,000                 305,580
Unisource Energy                                      13,000                 410,150
Westar Energy                                         10,400                 269,776
                                                                     ---------------
Total                                                                      2,115,930
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.6%)
Acuity Brands                                         11,600                 522,000
AZZ                                                   12,000(b)              340,200
Belden                                                 8,700                 387,150
EnerSys                                                8,000(b)              199,680
Evergreen Solar                                       35,000(b)              604,450
GrafTech Intl                                         21,000(b)              372,750
II-VI                                                 10,000(b)              305,500
LSI Inds                                              13,000                 236,600
Power-One                                             36,197(b)              144,426
Superior Essex                                        10,000(b)              240,000
Woodward Governor                                     11,318                 769,058
                                                                     ---------------
Total                                                                      4,121,814
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Benchmark Electronics                                 14,000(b)              248,220
Checkpoint Systems                                    19,000(b)              493,620
FLIR Systems                                          25,400(b)              795,020
KEMET                                                 55,000(b)              364,650
LoJack                                                17,000(b)              285,770
Mercury Computer Systems                               8,902(b)              143,411
Methode Electronics                                   19,500                 320,580
Plexus                                                 6,824(b)              179,198
SMART Modular Technologies WWH                        20,000(b)              203,600
Technitrol                                            12,000                 342,960
                                                                     ---------------
Total                                                                      3,377,029
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.2%)
Atwood Oceanics                                        5,000(b)              501,200
Dawson Geophysical                                     6,000(b)              428,760
Dril-Quip                                              6,000(b)              333,960
Exterran Holdings                                      7,800(b)              638,040
Global Inds                                            7,000(b)              149,940
Grey Wolf                                             67,500(b)              359,775
GulfMark Offshore                                      7,000(b)              327,530
Hercules Offshore                                      7,000(b)              166,460
Hornbeck Offshore Services                             4,000(b)              179,800
ION Geophysical                                       18,000(b)              284,040
NATCO Group Cl A                                       6,000(b)              324,900
Natural Gas Services Group                             9,000(b)              176,490
Oil States Intl                                       11,400(b)              388,968
Parker Drilling                                       25,714(b)              194,141
T-3 Energy Services                                    3,000(b)              141,030

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ENERGY EQUIPMENT & SERVICES (CONT.)
W-H Energy Services                                    3,000(b)             $168,630
Willbros Group                                        11,000(b,c)            421,190
                                                                     ---------------
Total                                                                      5,184,854
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Casey's General Stores                                15,000                 444,150
Great Atlantic & Pacific Tea                          11,000(b)              344,630
Longs Drug Stores                                      4,800                 225,600
Performance Food Group                                 6,000(b)              161,220
Ruddick                                                5,000                 173,350
Winn-Dixie Stores                                     10,000(b)              168,700
                                                                     ---------------
Total                                                                      1,517,650
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Cal-Maine Foods                                        9,000                 238,770
Chiquita Brands Intl                                   8,000(b)              147,120
Darling Intl                                          58,000(b)              670,480
Flowers Foods                                         13,000                 304,330
Fresh Del Monte Produce                                8,000(b,c)            268,640
Pilgrim's Pride                                        6,000                 173,700
Ralcorp Holdings                                       4,200(b)              255,318
                                                                     ---------------
Total                                                                      2,058,358
------------------------------------------------------------------------------------

GAS UTILITIES (1.2%)
Laclede Group                                          5,000                 171,200
Nicor                                                  4,413                 186,891
Northwest Natural Gas                                 10,000                 486,600
Piedmont Natural Gas                                  12,000                 313,920
South Jersey Inds                                      9,000                 324,810
Southwest Gas                                          5,400                 160,758
WGL Holdings                                           7,000                 229,320
                                                                     ---------------
Total                                                                      1,873,499
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
ArthroCare                                             6,000(b)              288,300
Greatbatch                                            12,000(b)              239,880
Hologic                                               11,286(b)              774,671
Immucor                                               11,000(b)              373,890
Inverness Medical Innovations                          7,100(b)              398,878
Masimo                                                 6,000(b)              236,700
NuVasive                                               6,000(b)              237,120
Regeneration Technologies                             25,000(b)              217,000
SonoSite                                               7,000(b)              235,690
Synovis Life Technologies                              8,000(b)              156,400
Wright Medical Group                                   7,000(b)              204,190
ZOLL Medical                                           8,000(b)              213,760
                                                                     ---------------
Total                                                                      3,576,479
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.7%)
Air Methods                                            7,000(b)              347,690
Alliance Imaging                                      26,900(b)              258,778
Amedisys                                               9,000(b)              436,680
AMERIGROUP                                            13,000(b)              473,850
Emergency Medical Services Cl A                        6,200(b)              181,536
Gentiva Health Services                               10,400(b)              198,016
HealthSouth                                           14,000(b)              294,000

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 264 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
HealthSpring                                          14,000(b)             $266,700
Healthways                                             4,000(b)              233,760
HMS Holdings                                          12,000(b)              398,520
Kindred Healthcare                                     9,000(b)              224,820
Magellan Health Services                              12,500(b)              582,875
Molina Healthcare                                      5,000(b)              193,500
NightHawk Radiology Holdings                           7,700(b)              162,085
Owens & Minor                                          7,000                 297,010
PSS World Medical                                     14,000(b)              273,980
Psychiatric Solutions                                  4,600(b)              149,500
RehabCare Group                                        9,000(b)              203,040
Sun Healthcare Group                                  18,000(b)              309,060
Sunrise Senior Living                                  4,900(b)              150,332
Universal American Financial                          15,226(b)              389,633
                                                                     ---------------
Total                                                                      6,025,365
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.8%)
Eclipsys                                              12,000(b)              303,720
Omnicell                                              14,000(b)              377,020
Phase Forward                                         12,000(b)              261,000
TriZetto Group                                        16,000(b)              277,920
                                                                     ---------------
Total                                                                      1,219,660
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Bally Technologies                                    11,900(b)              591,668
Bob Evans Farms                                        9,000                 242,370
Chipotle Mexican Grill Cl B                            4,900(b)              602,945
Jack in the Box                                       10,846(b)              279,501
Monarch Casino & Resort                               13,000(b)              313,040
SONIC                                                 14,000(b)              306,600
Vail Resorts                                           5,300(b)              285,193
WMS Inds                                              16,500(b)              604,560
                                                                     ---------------
Total                                                                      3,225,877
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.1%)
American Greetings Cl A                               20,200                 410,060
Champion Enterprises                                  38,600(b)              363,612
Helen of Troy                                         15,000(b,c)            257,100
Tempur-Pedic Intl                                     17,100                 444,087
Tupperware Brands                                     10,000                 330,300
                                                                     ---------------
Total                                                                      1,805,159
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.1%)
WD-40                                                  4,000                 151,880
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Standex Intl                                          18,000                 314,100
------------------------------------------------------------------------------------

INSURANCE (5.8%)
American Physicians Capital                            9,199                 381,391
Amerisafe                                             39,800(b)              617,298
AmTrust Financial Services                            30,400                 418,608
Argo Group Intl Holdings                               8,252(b,c)            347,657
Aspen Insurance Holdings                              25,800(c)              744,071
Assured Guaranty                                      12,100(c)              321,134

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
Delphi Financial Group Cl A                           10,225                $360,738
Employers Holdings                                    14,000                 233,940
Erie Indemnity Cl A                                    6,000                 311,340
First Mercury Financial                               13,000(b)              317,200
Horace Mann Educators                                 14,378                 272,319
Max Capital Group                                     19,000(c)              531,810
Natl Financial Partners                                6,000                 273,660
Navigators Group                                       3,400(b)              221,000
Odyssey Re Holdings                                   12,000                 440,520
Phoenix Companies                                     40,700                 483,109
Platinum Underwriters Holdings                        19,000(c)              675,640
ProAssurance                                           6,500(b)              356,980
RLI                                                    7,500                 425,925
SeaBright Insurance Holdings                          33,192(b)              500,535
Selective Insurance Group                             21,300                 489,687
United America Indemnity Series A                     23,000(b,c)            458,160
                                                                     ---------------
Total                                                                      9,182,722
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.8%)
1-800-FLOWERS.com Cl A                                35,000(b)              305,550
Blue Nile                                              5,000(b)              340,300
Gaiam Cl A                                            20,000(b)              593,600
NetFlix                                               15,000(b)              399,300
Overstock.com                                          8,000(b)              124,240
Priceline.com                                          6,000(b)              689,160
Systemax                                              18,000                 365,760
                                                                     ---------------
Total                                                                      2,817,910
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.4%)
Ariba                                                 25,000(b)              278,750
Chordiant Software                                    20,000(b)              171,000
Digital River                                          6,000(b)              198,420
EarthLink                                             23,000(b)              162,610
Equinix                                                4,000(b)              404,280
Greenfield Online                                     36,000(b)              525,960
LoopNet                                               24,000(b)              337,200
NIC                                                   34,000                 286,960
RealNetworks                                          44,000(b)              267,960
S1                                                    30,000(b)              219,000
SonicWALL                                             30,000(b)              321,600
United Online                                         20,000                 236,400
ValueClick                                            18,000(b)              394,200
                                                                     ---------------
Total                                                                      3,804,340
------------------------------------------------------------------------------------

IT SERVICES (1.9%)
Ciber                                                 63,000(b)              384,930
CSG Systems Intl                                      23,000(b)              338,560
Gartner                                               22,100(b)              388,076
ManTech Intl Cl A                                      8,000(b)              350,560
MPS Group                                             30,500(b)              333,670
SAIC                                                  33,000(b)              663,960
Syntel                                                 8,000                 308,160
Wright Express                                        10,000(b)              354,900
                                                                     ---------------
Total                                                                      3,122,816
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

LEISURE EQUIPMENT & PRODUCTS (0.8%)
Callaway Golf                                         22,000                $383,460
JAKKS Pacific                                         23,000(b)              543,030
Polaris Inds                                           9,000                 429,930
                                                                     ---------------
Total                                                                      1,356,420
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.7%)
Bio-Rad Laboratories Cl A                              4,500(b)              466,290
Dionex                                                 4,000(b)              331,440
Exelixis                                              45,600(b)              393,528
Illumina                                               8,000(b)              474,080
PAREXEL Intl                                           5,000(b)              241,500
PharmaNet Development Group                            4,000(b)              156,840
Varian                                                 7,900(b)              515,870
Ventana Medical Systems                                2,000(b)              174,460
                                                                     ---------------
Total                                                                      2,754,008
------------------------------------------------------------------------------------

MACHINERY (2.5%)
Actuant Cl A                                          15,200                 516,952
Barnes Group                                          17,300                 577,647
EnPro Inds                                            11,000(b)              337,150
Graham                                                 4,000                 209,600
LB Foster Cl A                                         8,000(b)              413,840
Mueller Inds                                          11,000                 318,890
Robbins & Myers                                        7,000                 529,410
Tennant                                                7,000                 310,030
Valmont Inds                                           5,800                 516,896
Wabtec                                                 6,200                 213,528
                                                                     ---------------
Total                                                                      3,943,943
------------------------------------------------------------------------------------

MARINE (0.3%)
Eagle Bulk Shipping                                    6,000                 159,300
Horizon Lines Cl A                                    15,000                 279,600
TBS Intl Series A                                      2,000(b,c)             66,120
                                                                     ---------------
Total                                                                        505,020
------------------------------------------------------------------------------------

MEDIA (2.0%)
Cumulus Media Cl A                                    37,700(b)              303,108
Entravision Communications Cl A                       41,000(b)              321,030
Gemstar-TV Guide Intl                                115,000(b)              547,400
Global Sources                                        18,100(b,c)            510,782
Interactive Data                                      21,200                 699,812
Morningstar                                            6,000(b)              466,500
Valassis Communications                               31,000(b)              362,390
                                                                     ---------------
Total                                                                      3,211,022
------------------------------------------------------------------------------------

METALS & MINING (0.9%)
AMCOL Intl                                            10,000                 360,300
Century Aluminum                                       6,000(b)              323,640
Hecla Mining                                          25,000(b)              233,750
Quanex                                                 6,000                 311,400
Worthington Inds                                      16,000                 286,080
                                                                     ---------------
Total                                                                      1,515,170
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Retail Ventures                                       52,000(b)              264,680
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  265

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MULTI-UTILITIES (0.2%)
Black Hills                                            5,100                $224,910
PNM Resources                                          6,000                 128,700
                                                                     ---------------
Total                                                                        353,610
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.3%)
Alon USA Energy                                        7,000                 190,260
Alpha Natural Resources                               13,000(b)              422,240
Arena Resources                                        9,400(b)              392,074
Arlington Tankers                                     11,000(c)              243,430
Atlas America                                          6,948                 411,183
ATP Oil & Gas                                          4,000(b)              202,160
Berry Petroleum Cl A                                   9,000                 400,050
Bois d'Arc Energy                                     16,000(b)              317,600
Carrizo Oil & Gas                                      7,000(b)              383,250
Contango Oil & Gas                                     3,000(b)              152,670
Gulfport Energy                                        9,000(b)              164,340
Harvest Natural Resources                             13,000(b)              162,500
Mariner Energy                                        14,800(b)              338,624
Penn Virginia                                         10,000                 436,300
Petrohawk Energy                                      31,100(b)              538,341
PetroQuest Energy                                     14,000(b)              200,200
Stone Energy                                           7,000(b)              328,370
USEC                                                   4,400(b)               39,600
                                                                     ---------------
Total                                                                      5,323,192
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Buckeye Technologies                                  30,160(b)              377,000
Mercer Intl                                           33,000(b)              258,390
                                                                     ---------------
Total                                                                        635,390
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Inter Parfums                                          9,000                 161,730
------------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Alpharma Cl A                                         12,000(b)              241,800
Auxilium Pharmaceuticals                               6,000(b)              179,940
Inspire Pharmaceuticals                               42,958(b)              256,889
KV Pharmaceutical Cl A                                12,000(b)              342,480
Medicis Pharmaceutical Cl A                           13,900                 360,983
Obagi Medical Products                                10,000(b)              182,900
Pain Therapeutics                                     30,700(b)              325,420
Par Pharmaceutical Companies                          12,000(b)              288,000
Perrigo                                                8,900                 311,589
Sciele Pharma                                         17,300(b)              353,785
Valeant Pharmaceuticals Intl                          14,000(b)              167,580
ViroPharma                                            12,000(b)               95,280
XenoPort                                               3,000(b)              167,640
                                                                     ---------------
Total                                                                      3,274,286
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.1%)
Acadia Realty Trust                                   14,000                 358,540
Agree Realty                                          10,000                 301,000
Alexandria Real Estate Equities                        4,000                 406,680
Arbor Realty Trust                                    19,800                 318,978

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
DiamondRock Hospitality                               21,000                $314,580
Digital Realty Trust                                  13,000                 498,810
EastGroup Properties                                   7,000                 292,950
Equity Lifestyle Properties                           10,000                 456,700
Extra Space Storage                                   29,000                 414,410
Gramercy Capital                                      16,000                 388,960
Investors Real Estate Trust                           29,000                 260,130
Mid-America Apartment Communities                      8,000                 342,000
Nationwide Health Properties                          19,300                 605,441
Natl Retail Properties                                15,000                 350,700
Pennsylvania Real Estate Investment Trust             12,500                 371,000
Post Properties                                        9,000                 316,080
Potlatch                                              13,000                 577,720
Ramco-Gershenson Properties Trust                     15,000                 320,550
Strategic Hotels & Resorts                            24,000                 401,520
Sunstone Hotel Investors                              28,700                 524,923
Tanger Factory Outlet Centers                         12,000                 452,520
                                                                     ---------------
Total                                                                      8,274,192
------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Werner Enterprises                                     9,000                 153,270
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.6%)
Advanced Analogic Technologies                        14,000(b)              157,920
Advanced Energy Inds                                  17,500(b)              228,900
ANADIGICS                                             19,000(b)              219,830
Applied Micro Circuits                                25,000(b)              218,500
Atheros Communications                                14,393(b)              439,562
Atmel                                                 67,200(b)              290,304
Brooks Automation                                     11,000(b)              145,310
Cirrus Logic                                          53,200(b)              280,896
Cymer                                                  2,900(b)              112,897
DSP Group                                             12,000(b)              146,400
FEI                                                    7,000(b)              173,810
Kulicke & Soffa Inds                                  38,000(b)              260,680
Mattson Technology                                    20,000(b)              171,200
Micrel                                                39,000                 329,550
Microsemi                                              6,400(b)              141,696
MKS Instruments                                       14,000(b)              267,960
ON Semiconductor                                      29,100(b)              258,408
PMC-Sierra                                            47,000(b)              307,380
RF Micro Devices                                      79,700(b)              455,087
Semtech                                               16,000(b)              248,320
Sigma Designs                                          4,000(b)              220,800
Silicon Storage Technology                           135,600(b)              405,444
Skyworks Solutions                                    29,600(b)              251,600
Spansion Cl A                                         39,000(b)              153,270
Tessera Technologies                                   8,200(b)              341,120
TriQuint Semiconductor                                29,000(b)              192,270
Varian Semiconductor Equipment Associates              7,100(b)              262,700

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Veeco Instruments                                     10,000(b)             $167,000
Zoran                                                 23,000(b)              517,730
                                                                     ---------------
Total                                                                      7,366,544
------------------------------------------------------------------------------------

SOFTWARE (3.9%)
Actuate                                               53,000(b)              411,810
ANSYS                                                 10,644(b)              441,300
Aspen Technology                                      30,583(b)              496,056
Borland Software                                      27,000(b)               81,270
Bottomline Technologies                               21,000(b)              294,000
Double-Take Software                                  12,000(b)              260,640
Informatica                                           11,000(b)              198,220
JDA Software Group                                    19,000(b)              388,740
Lawson Software                                       27,100(b)              277,504
Manhattan Associates                                   9,700(b)              255,692
MICROS Systems                                         8,100(b)              568,296
MicroStrategy Cl A                                     2,000(b)              190,200
Nuance Communications                                 13,300(b)              248,444
Parametric Technology                                 17,000(b)              303,450
Radiant Systems                                       13,000(b)              223,990
Smith Micro Software                                  16,000(b)              135,520
SPSS                                                   6,100(b)              219,051
Sybase                                                23,700(b)              618,334
TIBCO Software                                        46,100(b)              372,027
Tyler Technologies                                    17,000(b)              219,130
                                                                     ---------------
Total                                                                      6,203,674
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.2%)
Aeropostale                                           13,700(b)              363,050
Buckle                                                13,000                 429,000
Cache                                                 20,000(b)              186,800
Gymboree                                               6,800(b)              207,128
Hot Topic                                             43,000(b)              250,260
J Crew Group                                           4,000(b)              192,840
Jos A Bank Clothiers                                  13,000(b)              369,850
                                                                     ---------------
Total                                                                      1,998,928
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Deckers Outdoor                                        2,300(b)              356,638
Fossil                                                10,000(b)              419,800
Iconix Brand Group                                    15,000(b)              294,900
Movado Group                                          14,400                 364,176
Warnaco Group                                         14,376(b)              500,285
Wolverine World Wide                                  12,200                 299,144
                                                                     ---------------
Total                                                                      2,234,943
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Anchor BanCorp Wisconsin                               9,000                 211,680
BankUnited Financial Cl A                             23,963                 165,345
Downey Financial                                       7,690                 239,236
FirstFed Financial                                     9,392(b)              336,421
Ocwen Financial                                       37,800(b)              209,412
                                                                     ---------------
Total                                                                      1,162,094
------------------------------------------------------------------------------------

TOBACCO (0.4%)
Universal                                             11,000                 563,420
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 266 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Applied Industrial Technologies                       20,000                $580,400
Rush Enterprises Cl A                                 19,000(b)              345,420
TAL Intl Group                                        12,000                 273,240
                                                                     ---------------
Total                                                                      1,199,060
------------------------------------------------------------------------------------

WATER UTILITIES (0.1%)
American States Water                                  6,000                 226,080
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Centennial Communications                             36,000(b)             $334,440
Syniverse Holdings                                    18,000(b)              280,440
USA Mobility                                          11,000(b)              157,300
                                                                     ---------------
Total                                                                        772,180
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $159,605,251)                                                    $159,164,897
------------------------------------------------------------------------------------

MONEY MARKET FUND (0.9%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   1,395,800(e)           $1,395,800
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1,395,800)                                                        $1,395,800
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $161,001,051)(f)                                                 $160,560,697
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 3.0% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(f) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $162,332,121 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $12,831,696
Unrealized depreciation                                               (14,603,120)
---------------------------------------------------------------------------------
Net unrealized depreciation                                           $(1,771,424)
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  267

PORTFOLIO OF INVESTMENTS

RiverSource VP - Small Cap Value Fund
DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (88.6%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (0.3%)
Ceradyne                                              18,700(b)             $877,591
Cubic                                                 37,100               1,454,320
DynCorp Intl Cl A                                     33,100(b)              889,728
Esterline Technologies                                 3,900(b)              201,825
                                                                     ---------------
Total                                                                      3,423,464
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
Pacer Intl                                            23,100                 337,260
------------------------------------------------------------------------------------

AIRLINES (0.8%)
Air France-KLM ADR                                    56,650(c)            1,975,386
Alaska Air Group                                     189,100(b)            4,729,391
Republic Airways Holdings                             33,400(b)              654,306
SkyWest                                               33,400                 896,790
                                                                     ---------------
Total                                                                      8,255,873
------------------------------------------------------------------------------------

AUTO COMPONENTS (2.7%)
American Axle & Mfg Holdings                         365,900               6,813,058
ArvinMeritor                                         227,100               2,663,883
Cooper Tire & Rubber                                  93,300               1,546,914
Lear                                                 290,600(b)            8,037,996
Sauer-Danfoss                                        166,300               4,165,815
Superior Inds Intl                                   189,400(d)            3,441,398
Visteon                                              174,000(b)              763,860
                                                                     ---------------
Total                                                                     27,432,924
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Winnebago Inds                                        87,100               1,830,842
------------------------------------------------------------------------------------

BEVERAGES (0.8%)
Central European Distribution                         13,300(b)              772,464
Coca-Cola Bottling Company Consolidated               83,698               4,928,139
Natl Beverage                                        324,336               2,607,661
                                                                     ---------------
Total                                                                      8,308,264
------------------------------------------------------------------------------------

BIOTECHNOLOGY (--%)
Martek Biosciences                                    14,500(b)              428,910
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Goodman Global                                        16,500(b)              404,910
NCI Building Systems                                   9,500(b)              273,505
Simpson Mfg                                           41,800(d)            1,111,462
                                                                     ---------------
Total                                                                      1,789,877
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CAPITAL MARKETS (0.9%)
Apollo Investment                                     38,500                $656,425
MCG Capital                                          231,000               2,677,290
Oppenheimer Holdings Cl A                             52,892(c)            2,239,976
Prospect Capital                                      45,293                 591,074
SWS Group                                            239,000               3,028,130
                                                                     ---------------
Total                                                                      9,192,895
------------------------------------------------------------------------------------

CHEMICALS (1.7%)
Calgon Carbon                                         27,900(b)              443,331
CF Inds Holdings                                      30,200               3,323,812
Innospec                                              17,200(c)              295,152
Olin                                                  56,800               1,097,944
PolyOne                                              829,400(b)            5,457,452
Schulman A                                            73,100               1,575,305
Spartech                                              63,800                 899,580
Stepan                                                48,356               1,573,021
Terra Inds                                            36,600(b)            1,748,016
WR Grace & Co                                         19,900(b)              520,982
                                                                     ---------------
Total                                                                     16,934,595
------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.7%)
Amcore Financial                                      37,200                 844,440
Banco Latinoamericano de Exportaciones Series
 E                                                    68,900(c)            1,123,759
Bank of Hawaii                                        85,500               4,372,470
Boston Private Financial Holdings                    134,200               3,634,136
Cathay General Bancorp                                71,100               1,883,439
Chemical Financial                                    30,100                 716,079
Citizens Republic Bancorp                             26,260                 381,033
City Holding                                           6,400                 216,576
Community Bank System                                 16,800                 333,816
Cullen/Frost Bankers                                  56,110               2,842,533
First BanCorp                                         22,700(c)              165,483
First Community Bancorp                               77,500               3,196,100
First Financial Bancorp                               44,600                 508,440
FirstMerit                                            87,000               1,740,870
Frontier Financial                                    93,600(d)            1,738,152
Great Southern Bancorp                                18,800                 412,848
Hanmi Financial                                       16,800                 144,816
Independent Bank                                      25,730                 244,435
Natl Penn Bancshares                                  94,924               1,437,149
Old Natl Bancorp                                      59,900                 896,104
Pacific Capital Bancorp                               66,600               1,340,658
S&T Bancorp                                            6,700                 185,188
Security Bank                                         21,700                 198,338
Simmons First Natl Cl A                               12,500                 331,250
Sterling Financial                                    14,400                 241,776

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL BANKS (CONT.)
Susquehanna Bancshares                                47,000                $866,680
SVB Financial Group                                   24,500(b)            1,234,800
Taylor Capital Group                                  20,600                 420,240
Trustmark                                             32,100                 814,056
UMB Financial                                          7,000                 268,520
Umpqua Holdings                                       35,600                 546,104
United Community Banks                                61,700(d)              974,860
WesBanco                                               8,000                 164,800
Westamerica Bancorporation                            81,200               3,617,460
                                                                     ---------------
Total                                                                     38,037,408
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.2%)
Bowne & Co                                           123,770               2,178,352
Brink's                                               93,720               5,598,832
CDI                                                  159,700               3,874,322
Comfort Systems USA                                   20,400                 260,712
Consolidated Graphics                                 44,150(b)            2,111,253
Deluxe                                                37,800               1,243,242
Ennis                                                253,400               4,561,200
Exponent                                              38,260(b)            1,034,550
Heidrick & Struggles Intl                              6,200                 230,082
IKON Office Solutions                                136,000               1,770,720
Knoll                                                143,600               2,359,348
Korn/Ferry Intl                                      157,200(b)            2,958,504
Mac-Gray                                             368,780(b)            4,152,463
Pike Electric                                        126,650(b)            2,122,654
RSC Holdings                                          18,200(b)              228,410
Schawk                                                30,130                 467,618
School Specialty                                      20,500(b)              708,275
Spherion                                             162,200(b)            1,180,816
TrueBlue                                              55,470(b)              803,206
United Stationers                                     32,600(b)            1,506,446
Viad                                                  11,000                 347,380
WCA Waste                                            444,478(b)            2,871,328
                                                                     ---------------
Total                                                                     42,569,713
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.5%)
3Com                                               1,131,000(b)            5,112,121
ADTRAN                                               139,200               2,976,096
Anaren                                                60,200(b)              992,698
ARRIS Group                                           88,895(b)              887,172
Bel Fuse Cl A                                         10,090                 348,004
Bel Fuse Cl B                                         87,390               2,557,905
CommScope                                              4,200(b)              206,682
Dycom Inds                                            62,200(b)            1,657,630
EMS Technologies                                      46,100(b)            1,394,064
Foundry Networks                                      24,400(b)              427,488
Ituran Location & Control                            143,644(c)            1,590,139
Oplink Communications                                 35,000(b)              537,250

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 268 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMUNICATIONS EQUIPMENT (CONT.)
Plantronics                                           34,800                $904,800
Sycamore Networks                                    864,000(b)            3,317,760
UTStarcom                                            885,300(b,d)          2,434,575
                                                                     ---------------
Total                                                                     25,344,384
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Diebold                                              160,700               4,657,086
Hutchinson Technology                                 47,920(b)            1,261,254
Immersion                                             55,400(b)              717,430
Intevac                                               30,740(b)              446,960
                                                                     ---------------
Total                                                                      7,082,730
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
EMCOR Group                                           72,800(b)            1,720,264
Insituform Technologies Cl A                         259,000(b)            3,833,200
Perini                                                32,700(b)            1,354,434
                                                                     ---------------
Total                                                                      6,907,898
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
Advanta Cl B                                         151,657               1,223,872
AmeriCredit                                           92,060(b)            1,177,447
Cash America Intl                                    157,826               5,097,780
                                                                     ---------------
Total                                                                      7,499,099
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.2%)
AptarGroup                                           288,850              11,816,854
------------------------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Audiovox Cl A                                        281,138(b)            3,486,111
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.3%)
Regis                                                 96,470               2,697,301
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Asta Funding                                          67,070(d)            1,773,331
Financial Federal                                     55,500               1,237,095
Interactive Brokers Group Cl A                        15,900(b)              513,888
Medallion Financial                                  343,498               3,441,850
                                                                     ---------------
Total                                                                      6,966,164
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Alaska Communications Systems Group                   68,500               1,027,500
SureWest Communications                               33,190                 567,549
                                                                     ---------------
Total                                                                      1,595,049
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ELECTRIC UTILITIES (2.1%)
Allete                                                22,850                $904,403
Central Vermont Public Service                        19,700                 607,548
Cleco                                                  9,200                 255,760
El Paso Electric                                      70,300(b)            1,797,571
Idacorp                                              225,300               7,935,066
MGE Energy                                            19,200                 681,024
Portland General Electric                            272,090               7,558,660
UIL Holdings                                          54,650               2,019,318
                                                                     ---------------
Total                                                                     21,759,350
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.3%)
Acuity Brands                                          6,000                 270,000
Belden                                               192,200               8,552,900
Chase                                                 27,960                 705,990
Encore Wire                                           58,400                 929,728
GrafTech Intl                                        123,300(b)            2,188,575
LSI Inds                                             159,900               2,910,180
Regal-Beloit                                         167,600               7,533,620
                                                                     ---------------
Total                                                                     23,090,993
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5.1%)
Agilysys                                              83,940               1,269,173
Anixter Intl                                          23,700(b)            1,475,799
Celestica                                          1,671,000(b,c)          9,691,799
Checkpoint Systems                                    34,500(b)              896,310
Electro Scientific Inds                               23,800(b)              472,430
Ingram Micro Cl A                                    114,350(b)            2,062,874
Insight Enterprises                                   75,730(b)            1,381,315
Littelfuse                                           195,100(b)            6,430,496
Mercury Computer Systems                             239,600(b)            3,859,956
Methode Electronics                                   12,600                 207,144
Optimal Group Cl A                                   240,020(b,c)            996,083
Park Electrochemical                                  69,900               1,973,976
Plexus                                               326,800(b)            8,581,768
ScanSource                                            10,900(b)              352,615
Tech Data                                             53,348(b)            2,012,287
Technitrol                                           153,718               4,393,260
Vishay Intertechnology                               577,300(b)            6,586,993
                                                                     ---------------
Total                                                                     52,644,278
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Bristow Group                                         43,930(b)            2,488,635
CHC Helicopter Cl A                                  114,070(c)            2,903,081
Complete Production Services                          45,330(b)              814,580
Gulf Island Fabrication                              149,967               4,755,453
GulfMark Offshore                                      6,300(b)              294,777
Hornbeck Offshore Services                             7,400(b)              332,630
Lufkin Inds                                            9,230                 528,787
Oil States Intl                                       51,500(b)            1,757,180
Trico Marine Services                                 32,000(b)            1,184,640
                                                                     ---------------
Total                                                                     15,059,763
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FOOD & STAPLES RETAILING (3.1%)
Casey's General Stores                               508,180             $15,047,209
Ingles Markets Cl A                                   45,800               1,162,862
Performance Food Group                               159,650(b)            4,289,796
Ruddick                                              176,450               6,117,522
Village Super Market Cl A                            101,480               5,164,317
Winn-Dixie Stores                                     26,300(b)              443,681
                                                                     ---------------
Total                                                                     32,225,387
------------------------------------------------------------------------------------

FOOD PRODUCTS (2.4%)
American Dairy                                       133,772(b,d)          1,732,347
Cal-Maine Foods                                       34,200                 907,326
Flowers Foods                                         74,900               1,753,409
HQ Sustainable Maritime Inds                         126,000(b)            1,228,500
Imperial Sugar                                        39,100(d)              733,907
Industrias Bachoco ADR                               215,958(c)            6,850,188
J&J Snack Foods                                      111,590               3,490,535
Lancaster Colony                                      57,356               2,277,033
Maui Land & Pineapple                                 46,870(b)            1,364,386
Sanderson Farms                                       31,600               1,067,448
Zapata                                               387,580(b)            2,837,086
                                                                     ---------------
Total                                                                     24,242,165
------------------------------------------------------------------------------------

GAS UTILITIES (0.9%)
Laclede Group                                          6,300                 215,712
New Jersey Resources                                  33,700               1,685,674
Northwest Natural Gas                                 61,500               2,992,590
Piedmont Natural Gas                                  36,100                 944,376
South Jersey Inds                                     87,500               3,157,875
WGL Holdings                                           5,600                 183,456
                                                                     ---------------
Total                                                                      9,179,683
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Analogic                                               3,700                 250,564
Conmed                                                70,700(b)            1,633,877
Cooper Companies                                      66,100               2,511,800
Greatbatch                                            62,020(b)            1,239,780
Mentor                                               112,600               4,402,660
Meridian Bioscience                                  122,700               3,690,816
STERIS                                               141,500               4,080,860
                                                                     ---------------
Total                                                                     17,810,357
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
AMERIGROUP                                            53,400(b)            1,946,430
Apria Healthcare Group                                61,500(b)            1,326,555
Centene                                               23,200(b)              636,608
HealthSpring                                          56,000(b)            1,066,800
Kindred Healthcare                                    45,070(b)            1,125,849
MedCath                                               23,900(b)              586,984
Natl Healthcare                                        9,770                 505,109
Owens & Minor                                        146,840               6,230,421
Sunrise Senior Living                                  5,300(b)              162,604
Universal American Financial                          14,200(b)              363,378
                                                                     ---------------
Total                                                                     13,950,738
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  269

RiverSource VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOTELS, RESTAURANTS & LEISURE (2.4%)
Benihana                                              61,315(b)             $775,635
Benihana Cl A                                        162,340(b)            2,069,835
Bob Evans Farms                                      138,300               3,724,419
Canterbury Park Holding                               67,880                 814,560
CBRL Group                                           124,450               4,030,936
Centerplate Unit                                      89,020(d,f)            802,960
Frisch's Restaurants                                  86,475               2,023,515
Intl Speedway Cl A                                     8,070                 332,323
Jack in the Box                                       23,400(b)              603,018
Landry's Restaurants                                  23,200                 457,040
Lodgian                                              149,300(b)            1,681,118
Nathan's Famous                                       28,332(b)              494,960
Papa John's Intl                                      63,060(b)            1,431,462
Ruby Tuesday                                          51,300                 500,175
Speedway Motorsports                                 147,190               4,574,664
                                                                     ---------------
Total                                                                     24,316,620
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.4%)
American Greetings Cl A                               76,200               1,546,860
Avatar Holdings                                       16,800(b,d)            702,576
Champion Enterprises                                 567,900(b)            5,349,618
Helen of Troy                                        180,400(b,c)          3,092,056
Tempur-Pedic Intl                                     65,000               1,688,050
Tupperware Brands                                     59,150               1,953,725
                                                                     ---------------
Total                                                                     14,332,885
------------------------------------------------------------------------------------

INSURANCE (5.4%)
American Equity Investment Life Holding              302,500               2,507,725
American Natl Insurance                               35,700               4,328,268
American Physicians Capital                           34,950               1,449,027
Amerisafe                                            101,100(b)            1,568,061
AmTrust Financial Services                           100,800               1,388,016
Aspen Insurance Holdings                              34,000(c)              980,560
Assured Guaranty                                     169,500(c)            4,498,530
Delphi Financial Group Cl A                           21,000                 740,880
Hilb Rogal & Hobbs                                   126,130               5,117,094
Infinity Property & Casualty                          19,300                 697,309
IPC Holdings                                         205,000(c)            5,918,349
LandAmerica Financial Group                           56,790               1,899,626
Max Capital Group                                    164,200(c)            4,595,958
NYMAGIC                                                7,000                 161,910
Odyssey Re Holdings                                   44,700               1,640,937
Phoenix Companies                                    153,400               1,820,858
Platinum Underwriters Holdings                       109,800(c)            3,904,488
Presidential Life                                     11,700                 204,867
Quanta Capital Holdings                              689,300(b,c)          1,757,715
RLI                                                   30,400               1,726,416
Safety Insurance Group                                52,700               1,929,874

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
SeaBright Insurance Holdings                          20,800(b)             $313,664
Stewart Information Services                         157,700               4,114,393
United America Indemnity Series A                     31,000(b,c)            617,520
Zenith Natl Insurance                                 41,100               1,838,403
                                                                     ---------------
Total                                                                     55,720,448
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
FTD Group                                             34,300                 441,784
Systemax                                              66,400(d)            1,349,248
                                                                     ---------------
Total                                                                      1,791,032
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
EarthLink                                             66,700(b)              471,569
Interwoven                                            87,100(b)            1,238,562
Vignette                                              71,800(b)            1,048,998
                                                                     ---------------
Total                                                                      2,759,129
------------------------------------------------------------------------------------

IT SERVICES (1.3%)
CACI Intl Cl A                                         5,200(b)              232,804
Cass Information Systems                              48,479(d)            1,619,683
Ciber                                                177,100(b)            1,082,081
Computer Services                                     24,040                 792,719
MAXIMUS                                              193,900               7,486,479
MPS Group                                             70,100(b)              766,894
Sykes Enterprises                                     57,900(b)            1,042,200
                                                                     ---------------
Total                                                                     13,022,860
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Arctic Cat                                            15,800                 188,652
Brunswick                                            258,000               4,398,900
Head                                                 139,000(b,c)            497,620
JAKKS Pacific                                         26,200(b)              618,582
MarineMax                                            204,700(b,d)          3,172,850
Polaris Inds                                          19,600                 936,292
                                                                     ---------------
Total                                                                      9,812,896
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Cambrex                                              140,580               1,178,060
PharmaNet Development Group                           17,600(b)              690,096
                                                                     ---------------
Total                                                                      1,868,156
------------------------------------------------------------------------------------

MACHINERY (4.9%)
Albany Intl Cl A                                     115,580               4,288,018
Ampco-Pittsburgh                                      12,400                 472,812
Cascade                                               15,100                 701,546
Chart Inds                                            28,600(b)              883,740
Columbus McKinnon                                     11,300(b)              368,606
Federal Signal                                        45,900                 514,998
Flowserve                                             71,600               6,887,920
Harsco                                               110,100               7,054,107
Kadant                                                39,200(b)            1,163,064
Kaydon                                               140,000               7,635,600
LB Foster Cl A                                        24,400(b)            1,262,212
Lincoln Electric Holdings                             77,600               5,523,568

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MACHINERY (CONT.)
Mueller Inds                                           6,700                $194,233
NACCO Inds Cl A                                        8,180                 815,464
Tecumseh Products Cl A                                11,500(b)              269,215
Terex                                                138,200(b)            9,061,773
Toro                                                  54,400               2,961,536
                                                                     ---------------
Total                                                                     50,058,412
------------------------------------------------------------------------------------

MARINE (1.5%)
Diana Shipping                                       136,800(c)            4,303,728
Genco Shipping & Trading                              68,200               3,734,632
Kirby                                                151,500(b)            7,041,720
                                                                     ---------------
Total                                                                     15,080,080
------------------------------------------------------------------------------------

MEDIA (1.4%)
Belo Cl A                                             78,700               1,372,528
Crown Media Holdings Cl A                             47,400(b,d)            308,100
Journal Communications Cl A                           25,100                 224,394
LIN TV Cl A                                          117,500(b)            1,429,975
Meredith                                              90,690               4,986,136
Valassis Communications                              535,800(b)            6,263,502
                                                                     ---------------
Total                                                                     14,584,635
------------------------------------------------------------------------------------

METALS & MINING (1.4%)
Century Aluminum                                     127,900(b)            6,898,926
Quanex                                                29,400               1,525,860
Stillwater Mining                                    595,000(b)            5,747,700
Worthington Inds                                      26,400                 472,032
                                                                     ---------------
Total                                                                     14,644,518
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.4%)
Big Lots                                              46,100(b)              737,139
Dillard's Cl A                                       193,700(d)            3,637,686
Dollar Tree Stores                                    59,660(b)            1,546,387
Family Dollar Stores                                 306,900               5,901,687
Fred's Cl A                                          253,330               2,439,568
                                                                     ---------------
Total                                                                     14,262,467
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Avista                                               375,200               8,081,808
CH Energy Group                                       12,100                 538,934
                                                                     ---------------
Total                                                                      8,620,742
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.0%)
Berry Petroleum Cl A                                 165,000               7,334,249
Callon Petroleum                                      48,800(b)              802,760
Comstock Resources                                     9,700(b)              329,800
Eastern American Natural Gas                          71,250               1,897,388
Encore Acquisition                                   291,200(b)            9,717,343
Energy Partners                                       76,560(b)              904,174
Evolution Petroleum                                  383,183(b)            1,935,074
EXCO Resources                                       246,200(b)            3,811,176
Golar LNG                                             32,400(c)              716,688
HKN                                                  126,570(b)            1,018,889
Holly                                                  5,600                 284,984

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 270 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Mariner Energy                                        76,300(b)           $1,745,744
Petrohawk Energy                                      37,600(b)              650,856
Petroleum Development                                 48,620(b)            2,874,901
Rosetta Resources                                     31,000(b)              614,730
Ship Finance Intl                                     83,500(c)            2,313,785
Stone Energy                                         224,500(b)           10,531,294
Swift Energy                                          75,290(b)            3,315,019
Tsakos Energy Navigation                             120,900(c)            4,476,927
USEC                                                 614,700(b)            5,532,300
Western Refining                                      28,000                 677,880
                                                                     ---------------
Total                                                                     61,485,961
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Domtar                                               655,400(b,c)          5,040,026
Glatfelter                                           194,370               2,975,805
Mercer Intl                                           64,900(b)              508,167
                                                                     ---------------
Total                                                                      8,523,998
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Elizabeth Arden                                       28,700(b)              584,045
NBTY                                                  28,500(b)              780,900
                                                                     ---------------
Total                                                                      1,364,945
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Pain Therapeutics                                    158,000(b)            1,674,800
Par Pharmaceutical Companies                          57,900(b)            1,389,600
Salix Pharmaceuticals                                 54,500(b,d)            429,460
Sciele Pharma                                         18,500(b)              378,325
ViroPharma                                           128,000(b)            1,016,320
                                                                     ---------------
Total                                                                      4,888,505
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
Anthracite Capital                                    26,500                 191,860
Ashford Hospitality Trust                            174,100               1,251,779
Associated Estates Realty                            209,700               1,979,568
Deerfield Capital                                     83,000(d)              664,000
Extra Space Storage                                  111,000               1,586,190
FelCor Lodging Trust                                  39,900                 622,041
Franklin Street Properties                            42,600                 630,480
Inland Real Estate                                    95,700               1,355,112
Investors Real Estate Trust                           52,600                 471,822
Kite Realty Group Trust                               11,500                 175,605
Maguire Properties                                    99,900               2,944,053
MFA Mtge Investments                                 550,700               5,093,975
Nationwide Health Properties                          43,600               1,367,732
Natl Health Investors                                 28,400                 792,360
Natl Retail Properties                                49,300               1,152,634
Parkway Properties                                    74,800               2,766,104
Post Properties                                        8,400                 295,008
Potlatch                                              42,700               1,897,588
Ramco-Gershenson Properties Trust                     51,700               1,104,829

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Sovran Self Storage                                    4,700                $188,470
Strategic Hotels & Resorts                            15,000                 250,950
Sunstone Hotel Investors                               9,100                 166,439
                                                                     ---------------
Total                                                                     26,948,599
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
FirstService                                          75,900(b,c)          2,317,227
Gyrodyne Company of America                           21,707                 919,509
MI Developments Cl A                                 113,000(c)            3,149,310
                                                                     ---------------
Total                                                                      6,386,046
------------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Amerco                                                73,360(b,d)          4,818,285
Covenant Transportation Group Cl A                   103,100(b)              692,832
Marten Transport                                      72,760(b)            1,015,002
Saia                                                  31,600(b)              420,280
                                                                     ---------------
Total                                                                      6,946,399
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Energy Inds                                  21,400(b)              279,912
Axcelis Technologies                                 625,000(b)            2,875,000
Brooks Automation                                    526,500(b)            6,955,065
Cabot Microelectronics                                13,300(b)              477,603
Cohu                                                  96,912               1,482,754
Cymer                                                 12,900(b)              502,197
Exar                                                  76,500(b)              609,705
Integrated Silicon Solution                          182,800(b)            1,210,136
Mattson Technology                                    18,300(b)              156,648
MKS Instruments                                       39,400(b)              754,116
OmniVision Technologies                               27,500(b)              430,375
ON Semiconductor                                      49,400(b)              438,672
Pericom Semiconductor                                 84,200(b)            1,574,540
Semiconductor Mfg Intl ADR                         1,255,906(b,c)          6,518,152
Spansion Cl A                                        461,800(b)            1,814,874
                                                                     ---------------
Total                                                                     26,079,749
------------------------------------------------------------------------------------

SOFTWARE (1.5%)
Blackbaud                                            233,000               6,533,320
JDA Software Group                                    76,600(b)            1,567,236
Manhattan Associates                                  44,300(b)            1,167,748
Mentor Graphics                                      587,500(b)            6,333,250
                                                                     ---------------
Total                                                                     15,601,554
------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.8%)
Aaron Rents                                          104,900               2,018,276
Asbury Automotive Group                              222,480               3,348,324
Barnes & Noble                                       153,480               5,287,386
Dress Barn                                           107,190(b)            1,340,947
Jo-Ann Stores                                         27,900(b)              364,932

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Men's Wearhouse                                      232,750              $6,279,595
Rent-A-Center                                        162,750(b)            2,363,130
Stage Stores                                         148,100               2,191,880
Tractor Supply                                        40,150(b)            1,442,991
TravelCenters of America LLC                         229,060(b)            2,863,250
Tween Brands                                          41,350(b)            1,094,948
                                                                     ---------------
Total                                                                     28,595,659
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Cherokee                                              67,700               2,184,679
Fossil                                                36,400(b)            1,528,072
Hampshire Group                                      115,860(b)            1,593,075
Lazare Kaplan Intl                                   121,090(b)              984,462
Movado Group                                         183,600               4,643,244
Perry Ellis Intl                                      50,900(b)              782,842
UniFirst                                              67,920               2,580,960
Warnaco Group                                         24,800(b)              863,040
Wolverine World Wide                                 314,200               7,704,184
                                                                     ---------------
Total                                                                     22,864,558
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Bank Mutual                                           21,800                 230,426
BankUnited Financial Cl A                             26,000                 179,400
Corus Bankshares                                      46,100(d)              491,887
Federal Agricultural Mtge Cl C                        30,200                 794,864
First Niagara Financial Group                        151,300               1,821,652
FirstFed Financial                                     9,600(b)              343,872
Imperial Capital Bancorp                              15,300                 279,990
KNBT Bancorp                                          12,000                 185,040
PFF Bancorp                                           33,300(d)              400,932
PMI Group                                             93,150               1,237,032
WSFS Financial                                        16,900                 848,380
                                                                     ---------------
Total                                                                      6,813,475
------------------------------------------------------------------------------------

TOBACCO (0.1%)
Universal                                             19,300                 988,546
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial Technologies                       23,700                 687,774
Houston Wire & Cable                                 191,290(d)            2,704,841
Rush Enterprises Cl A                                 32,900(b)              598,122
Watsco                                                12,900                 474,204
                                                                     ---------------
Total                                                                      4,464,941
------------------------------------------------------------------------------------

WATER UTILITIES (0.3%)
SJW                                                   81,640(d)            2,830,459
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (--%)
USA Mobility                                          25,300(b)              361,790
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $959,553,007)                                                    $907,920,393
------------------------------------------------------------------------------------


See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  271

RiverSource VP - Small Cap Value Fund

MONEY MARKET FUND (14.6%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund                                       149,997,451(g)         $149,997,451
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $149,997,451)                                                    $149,997,451
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,109,550,458)(h)                                             $1,057,917,844
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 8.1% of net assets.

(d) At Dec. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.0% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 11.6% of net assets.

(f)  An Income Deposit Security (IDS) also known as an enhanced income security
     (EIS), is an exchange-traded security composed of both an issuer's common shares and its subordinated notes. The holder of the IDS may receive dividends from the common stock and interest income from the debt instrument.

(g)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(h) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $1,112,976,920 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $63,722,974
Unrealized depreciation                                               (118,782,050)
----------------------------------------------------------------------------------
Net unrealized depreciation                                           $(55,059,076)
----------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 272 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE VARIABLE PORTFOLIO - INCOME SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - MANAGED SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - MANAGERS SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - MONEY MARKET SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the RiverSource VP -- Core Bond Fund, RiverSource VP -- Diversified Bond Fund, RiverSource VP -- Global Bond Fund, RiverSource VP -- Global Inflation Protected Securities Fund, RiverSource VP -- High Yield Bond Fund, RiverSource VP -- Income Opportunities Fund and RiverSource VP -- Short Duration U.S. Government Fund (seven portfolios constituting the RiverSource Variable Portfolio -- Income Series, Inc.), the RiverSource VP -- Emerging Markets Fund, RiverSource VP -- Growth Fund, RiverSource VP -- International Opportunity Fund, RiverSource VP -- Large Cap Equity Fund, RiverSource VP -- Large Cap Value Fund, RiverSource VP -- Mid Cap Growth Fund, RiverSource VP -- Mid Cap Value Fund, RiverSource VP -- S&P 500 Index Fund and RiverSource VP -- Small Cap Advantage Fund (nine portfolios constituting the RiverSource Variable Portfolio -- Investment Series, Inc.), the RiverSource VP -- Balanced Fund and RiverSource VP -- Diversified Equity Income Fund (two portfolios constituting the RiverSource Variable Portfolio -- Managed Series, Inc.), the RiverSource VP -- Fundamental Value Fund, RiverSource
VP -- Select Value Fund and RiverSource VP -- Small Cap Value Fund (three portfolios constituting the RiverSource Variable Portfolio -- Managers Series, Inc.), and the RiverSource VP -- Cash Management Fund (one portfolio constituting the RiverSource Variable Portfolio -- Money Market Series, Inc.) (collectively, the Funds) as of December 31, 2007, the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Funds for each of the periods presented through December 31, 2006, were audited by other auditors whose reports dated February 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Portfolio -- Income Series, Inc., RiverSource Variable
Portfolio -- Investment Series, Inc., RiverSource Variable Portfolio -- Managed Series, Inc., RiverSource Variable Portfolio -- Managers Series, Inc. and RiverSource Variable Portfolio -- Money Market Series, Inc. as of December 31, 2007, the results of their operations, changes in their net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 19, 2008

--------------------------------------------------------------------------------

                RIVERSOURCE VARIABLE PORTFOLIO FUNDS  -  2007 ANNUAL REPORT  273

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND                 PRINCIPAL OCCUPATION                     OTHER
AGE                          LENGTH OF SERVICE             DURING PAST FIVE YEARS                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Board member since 2006       Chief Justice, Minnesota Supreme         None
901 S. Marquette Ave.                                      Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson              Board member since 1999       Chair, RiverSource Funds,                None
901 S. Marquette Ave.                                      1999-2006; former Governor of
Minneapolis, MN 55402                                      Minnesota
Age 73
------------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton            Board member since 2007       President, Springboard -- Partners       None
901 S. Marquette Ave.                                      in Cross Cultural Leadership
Minneapolis, MN 55402                                      (consulting company)
Age 53
------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn            Board member since 2004       Trustee Professor of Economics and       None
901 S. Marquette Ave.                                      Management, Bentley College; former
Minneapolis, MN 55402                                      Dean, McCallum Graduate School of
Age 57                                                     Business, Bentley College
------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                Board member since 1985       Attorney and Consultant                  None
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA         Board member since 2005       Former Managing Director, Shikiar        American Progressive
901 S. Marquette Ave.                                      Asset Management                         Insurance
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        Board member since 2002       President Emeritus and Professor of      Valmont Industries,
901 S. Marquette Ave.        and Chair of the Board        Economics, Carleton College              Inc. (manufactures
Minneapolis, MN 55402        since 2007                                                             irrigation systems)
Age 69
------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia       Board member since 2004       Director, Enterprise Asset               None
901 S. Marquette Ave.                                      Management, Inc. (private real
Minneapolis, MN 55402                                      estate and asset management
Age 55                                                     company)
------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby         Board member since 2002       Chief Executive Officer and              Idera
901 S. Marquette Ave.                                      Director, RiboNovix, Inc. since          Pharmaceutical, Inc.
Minneapolis, MN 55402                                      2003 (biotechnology); former             (biotechnology);
Age 63                                                     President, Forester Biotech              Healthways, Inc.
                                                                                                    (health management
                                                                                                    programs)
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 274 RIVERSOURCE VARIABLE PORTFOLIO FUNDS  -  2007 ANNUAL REPORT

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND                 PRINCIPAL OCCUPATION                     OTHER
AGE                          LENGTH OF SERVICE             DURING PAST FIVE YEARS                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
William F. Truscott          Board member since 2001,      President -- U.S. Asset Management
53600 Ameriprise             Vice President since          and Chief Investment Officer,
Financial Center             2002                          Ameriprise Financial, Inc. and
Minneapolis, MN 55474                                      President, Chairman of the Board
Age 47                                                     and Chief Investment Officer,
                                                           RiverSource Investments, LLC since
                                                           2005; Director, President and Chief
                                                           Executive Officer, Ameriprise
                                                           Certificate Company since 2006;
                                                           Chairman of the Board, Chief
                                                           Executive Officer and President,
                                                           RiverSource Distributors, Inc.
                                                           since 2006; Senior Vice
                                                           President -- Chief Investment
                                                           Officer, Ameriprise Financial, Inc.
                                                           and Chairman of the Board and Chief
                                                           Investment Officer, RiverSource
                                                           Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380 or contacting your financial institution.

--------------------------------------------------------------------------------

                RIVERSOURCE VARIABLE PORTFOLIO FUNDS  -  2007 ANNUAL REPORT  275

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND             PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE         DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since 2006      Senior Vice President and General Manager Mutual Funds,
172 Ameriprise                                     RiverSource Investments, LLC since 2006; Director and Vice
Financial Center                                   President -- Asset Management, Products and Marketing,
Minneapolis, MN 55474                              RiverSource Distributors, Inc. since 2006; Managing Director
Age 41                                             and Global Head of Product, Morgan Stanley Investment
                                                   Management, 2004-2006; President, Touchstone Investments,
                                                   2002-2004
---------------------------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President since      Executive Vice President -- Equity and Fixed Income,
172 Ameriprise           2004                      Ameriprise Financial, Inc. and RiverSource Investments, LLC
Financial Center                                   since 2006; Vice President -- Investments, Ameriprise
Minneapolis, MN 55474                              Certificate Company since 2003; Senior Vice
Age 43                                             President -- Fixed Income, Ameriprise Financial, Inc.,
                                                   2002-2006 and RiverSource Investments, LLC, 2004-2006
---------------------------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President since      Vice President -- Asset Management and Trust Company
5228 Ameriprise          2006                      Services, RiverSource Investments, LLC since 2006; Vice
Financial Center                                   President -- Operations and Compliance, RiverSource
Minneapolis, MN 55474                              Investments, LLC, 2004-2006; Director of Product
Age 42                                             Development -- Mutual Funds, Ameriprise Financial, Inc.,
                                                   2001-2004
---------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since 2002      Vice President -- Investment Accounting, Ameriprise
105 Ameriprise                                     Financial, Inc. since 2002; Chief Financial Officer,
Financial Center                                   RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 52
---------------------------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President, General   Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise          Counsel and Secretary     Ameriprise Financial, Inc. since 2005; Chief Counsel,
Financial Center         since 2006                RiverSource Distributors, Inc. since 2006; Vice President,
Minneapolis, MN 55474                              General Counsel and Secretary, Ameriprise Certificate
Age 48                                             Company since 2005; Vice President -- Asset Management
                                                   Compliance, Ameriprise Financial, Inc., 2004-2005; Senior
                                                   Vice President and Chief Compliance Officer, USBancorp Asset
                                                   Management, 2002-2004
---------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance Officer  U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise           since 2006                Investments, LLC since 2006; Director -- Mutual Funds,
Financial Center                                   Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                              Voyageur Asset Management, 2000-2003
Age 47
---------------------------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering          Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise          Prevention Officer since  Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center         2004                      Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474                              Compliance Director and Bank Secrecy Act Officer, American
Age 43                                             Express Centurion Bank, 2000-2003
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 276 RIVERSOURCE VARIABLE PORTFOLIO FUNDS  -  2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the period ended Dec. 31, 2006, year ended Aug. 31, 2006 and the year ended Aug. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                RIVERSOURCE VARIABLE PORTFOLIO FUNDS  -  2007 ANNUAL REPORT  277

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS HELD ON JAN. 29, 2008
(UNAUDITED)
A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a Fund.

To approve an Agreement and Plan of Reorganization between the Fund and a separate, corresponding newly-formed series of RiverSource Variable Series Trust, a Massachusetts business trust.

                                                                       DOLLARS VOTED                       BROKER
FUND                                           DOLLARS VOTED "FOR"       "AGAINST"        ABSTENTIONS     NON-VOTES
-------------------------------------------------------------------------------------------------------------------
VP -- Balanced Fund                             1,612,890,650.782      68,824,805.716    94,961,718.893     0.000
VP -- Cash Management Fund..................    1,232,327,239.153      39,473,217.119    64,421,994.337     0.000
VP -- Core Bond Fund                               86,193,080.392       3,351,105.151     4,720,693.542     0.000
VP -- Diversified Bond Fund                     3,963,068,566.301      97,720,584.633   190,781,631.196     0.000
VP -- Diversified Equity Income Fund            3,792,033,881.389     100,281,310.860   194,496,038.745     0.000
VP -- Emerging Markets Fund                       891,701,874.295      23,421,585.582    39,694,762.559     0.000
VP -- Fundamental Value Fund................      713,531,008.688      15,159,655.920    33,072,732.152     0.000
VP -- Global Bond Fund......................    1,210,450,270.054      28,733,140.372    57,973,874.212     0.000
VP -- Global Inflation Protected Securities
  Fund                                            741,448,612.321      15,164,938.006    35,666,055.354     0.000
VP -- Growth Fund...........................      612,509,754.923      13,964,604.422    31,771,627.205     0.000
VP -- High Yield Bond Fund                        970,613,613.551      27,741,494.129    55,178,955.856     0.000
VP -- Income Opportunities Fund                   663,632,776.338      14,353,233.592    30,228,080.684     0.000
VP -- International Opportunity Fund            1,128,885,295.420      44,564,208.669    62,909,847.897     0.000
VP -- Large Cap Equity Fund                     2,848,659,453.179     127,780,205.362   161,752,348.931     0.000
VP -- Large Cap Value Fund                         20,817,727.687         905,846.412       675,839.896     0.000
VP -- Mid Cap Growth Fund                         555,478,176.024      21,434,535.541    29,873,392.089     0.000
VP -- Mid Cap Value Fund                          322,613,963.577       7,976,830.806    16,623,268.270     0.000
VP -- S&P 500 Index Fund                          361,145,197.721      13,390,674.785    14,866,630.428     0.000
VP -- Select Value Fund                            25,399,782.033         943,411.479     1,344,865.218     0.000
VP -- Short Duration U.S. Government Fund...      443,124,447.590      16,165,358.274    25,080,718.801     0.000
VP -- Small Cap Advantage Fund..............      152,193,002.475       4,911,401.442     9,803,530.063     0.000
VP -- Small Cap Value Fund..................      955,027,992.197      22,792,489.188    43,226,155.705     0.000
-------------------------------------------------------------------------------------------------------------------

To approve an Agreement and Plan of Reorganization between RiverSource Variable Portfolio -- Core Bond Fund and RiverSource Variable Portfolio -- Diversified Bond Fund.

                                                      DOLLARS VOTED      DOLLARS VOTED                    BROKER
FUND                                                      "FOR"            "AGAINST"      ABSTENTIONS    NON-VOTES
------------------------------------------------------------------------------------------------------------------
VP -- Core Bond Fund                                 87,246,107.646      2,158,940.296   4,859,831.144     0.000
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 278 RIVERSOURCE VARIABLE PORTFOLIO FUNDS  -  2007 ANNUAL REPORT

RiverSource Variable Portfolio Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474

                             This report must be accompanied or preceded by the Fund's
                             current prospectus. RiverSource Variable Portfolio Funds are distributed by RiverSource Distributors, Inc. Member FINRA,
(RIVERSOURCE INVESTMENTS     and managed by RiverSource Investments, LLC. Insurance and
LOGO)                        Annuities are issued by RiverSource Life Insurance Company.
                             These companies are part of Ameriprise Financial, Inc.
                             (C)2008 RiverSource Distributors, Inc.

S-6466 AC (2/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

                                 2007 - $55,950

(b) Audit - Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

                                  2007 - $2,385

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

                                  2007 - $7,400

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

                                    2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $631,235

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                RiverSource Variable Portfolio Managers Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date March 5, 2008


By Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date March 5, 2008